UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03857

American Funds Insurance Series

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Steven I. Koszalka

American Funds Insurance Series

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Insurance Series®
Annual report for the year ended December 31, 2018

We believe in
investing in global
companies for
the long term.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may not receive paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive paper copies of all future reports free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company. Your election to receive paper reports will apply to all investment options available under your contract.

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
4	Fund reviews

Investment portfolios

46	Global Growth Fund
48	Global Small Capitalization Fund
52	Growth Fund
55	International Fund
58	New World Fund®
61	Blue Chip Income and Growth Fund
64	Global Growth and Income Fund
67	Growth-Income Fund
70	International Growth and Income Fund
73	Capital Income Builder®
78	Asset Allocation Fund
84	Global Balanced Fund
90	Bond Fund
96	Global Bond Fund
103	High-Income Bond Fund
107	Mortgage Fund
111	Ultra-Short Bond Fund
112	U.S. Government/AAA-Rated Securities Fund
117	Managed Risk Growth Fund
119	Managed Risk International Fund
121	Managed Risk Blue Chip Income and Growth Fund
123	Managed Risk Growth-Income Fund
125	Managed Risk Asset Allocation Fund
126	Financial statements

Fellow investors:

Global equity markets, pressured by rising interest rates and a slowing global economy, fell on an annual basis for the first time since 2015, as measured by the 9.42% decline in the MSCI ACWI (All Country World Index).1,2 Tighter monetary policy, potentially peaking earnings and a brewing trade war involving the U.S., China and Europe reverberated around the world, halting one of the longest-running bull markets in history.

Despite strong corporate earnings and economic growth boosted by tax cuts early in the year, a decline of 4.50% was recorded by the MSCI USA Index.1,3 The nation’s GDP is estimated to have grown at an annualized 3.4% in the third quarter with the U.S. unemployment rate remaining at 3.7% in November, the lowest level in nearly 50 years. However, a series of trade-related issues between the U.S. and China that elevated geopolitical tensions, combined with political turmoil and high valuation in the U.S., contributed to a decline in the fourth quarter that wiped out the gains of the previous three quarters. Meanwhile, the Federal Reserve raised the benchmark federal funds rate to a range of 2.25% to 2.50%. The Fed continued on its path to reduce the size of its balance sheet and raised rates by a quarter percentage point four times over the past 12 months. This added to investor unease by the time they got to the fourth increase.

In Europe, worries over trade, delays in reaching a separation agreement between the U.K. and the European Union, and a general retreat in favor of U.S. equities hurt markets. The MSCI Europe Index1 fell 14.86% with Germany (-22.17%), Italy (-17.75%), France (-12.76%) and the U.K. (-14.15%) all registering double-digit losses. In an unexpected shift from the prior year, the European economy lurched to a near halt. Deteriorating trade relations also weighed on European stocks, given the region’s dependence on international trade. Adding to those concerns, the European Central Bank ended its bond-buying stimulus program in December, removing a degree of support for the economy. As business sentiment dropped, eurozone economic growth slowed to an annualized 0.6% in the third quarter, down from 2.3% at the end of 2017. Elsewhere among developed markets, Japanese equities declined 12.88% as the economy stumbled, contracting for the first time since 2015. Private consumption faltered and output declined, owing partly to natural disasters that hurt exports and tourism.

Emerging markets stocks also fell (the MSCI Emerging Markets Investable Market Index1,4 was down 15.05%), dragged down by China’s weakening economy, heightened U.S.-China trade frictions and a rally in the U.S. dollar. In China, selling intensified as the economy decelerated and its trade clash with the U.S. escalated. Chinese stocks (-18.74%) posted their worst annual return since 2011, as shares of their leading technology-related companies fell from lofty levels. Individual market economies

All market indexes referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes.

[1]	Source: MSCI.
[2]	The MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes.
[3]	The MSCI USA Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the U.S. portion of the world market. Results reflect dividends gross of withholding taxes.
[4]	MSCI Emerging Markets Investable Market Index (IMI) is a free float-adjusted market capitalization-weighted index that is designed to measure results of the large-, mid-, and small-capitalization segments of more than 20 emerging equity markets. Results reflect dividends net of withholding taxes.

American Funds Insurance Series	1

— Brazil and Turkey most notably — were impacted by idiosyncratic political and economic developments.

In bond markets, U.S. corporate investment-grade securities (rated BBB/ Baa and above) declined 2.51% (as measured by the Bloomberg Barclays U.S. Corporate Investment Grade Index5,6), while U.S. high-yield corporate debt slipped 2.08% (as measured by the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index5,7). More broadly, the Bloomberg Barclays Global Aggregate Index5,8 was down 1.20%, while the Bloomberg Barclays U.S. Aggregate Index5,9 was virtually unchanged at 0.01%. The 10-year Treasury yield, which stood at 2.40% on December 31, 2017, rose marginally to finish at 2.69%. The J.P. Morgan Emerging Markets Bond Index – Global10 lost 4.61%.

In currency markets, the U.S. dollar rose against most currencies. The euro (-4.80%), British pound (-5.85%) and Canadian dollar (-8.26%) all experienced headwinds from a stronger U.S. dollar. Although most currencies slipped, the Japanese yen was a rare gainer, as it rose 2.68% against the dollar.

Looking ahead

All over the globe, economies appear to be slowing down and equity markets are exhibiting volatility. The current environment is rife with uncertainty, from trade-related disputes to geopolitical tensions to elevated debt levels. We will be following and analyzing each of these issues. But now that these uncertainties have been priced into markets, we can utilize these new lower valuations as we search for securities that are attractive on a longer-term basis. We’re careful by nature, and we know that after a period when everyone is very concerned, it is usually a good time to pick one’s head up and look around for bargains.

Our time-tested approach — based on extensive research, a long-term outlook and close attention to valuation — has served investors well over time. As always, we thank you for your continued support of our efforts and we look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal

Co-President

Alan N. Berro

Co-President

February 12, 2019

[5]	Source: Bloomberg Index Services Ltd.
[6]	The Bloomberg Barclays U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
[7]	The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[8]	The Bloomberg Barclays Global Aggregate Index represents the global investment-grade fixed income markets.
[9]	The Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
[10]	The J.P. Morgan Emerging Markets Bond Index – Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.

2	American Funds Insurance Series

Summary investment portfolios

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund show a complete listing of portfolio holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, for Global Growth and Income Fund from May 1, 2006, through December 31, 2008, for International Growth and Income Fund from November 18, 2008, through December 31, 2008, for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010, and for Blue Chip Income and Growth Fund from February 1, 2014, through January 31, 2015.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund and Managed Risk Growth-Income Fund. The waivers and reimbursements will be in effect through at least May 1, 2020, unless modified or terminated by the series board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursements. The waivers may only be modified or terminated with the approval of the series board. Applicable fund results shown reflect the waivers and reimbursements, without which results would have been lower. See the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series — Growth FundSM and American Funds Insurance Series — Bond FundSM. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series — International FundSM and American Funds Insurance Series — Bond FundSM. The Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series — Blue Chip Income and Growth FundSM and American Funds Insurance Series — U.S. Government/AAA-Rated Securities FundSM. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series — Growth-Income FundSM and American Funds Insurance Series — Bond FundSM. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series — Asset Allocation FundSM. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund slipped 8.81% for the 12 months ended December 31, 2018, compared with a 9.42% decrease for the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.

An eclectic mix of financials and consumer discretionary investments boosted the fund’s relative returns. Amazon reported strong third-quarter earnings that beat analyst estimates thanks to its cloud and advertising segments, and was the top contributor to the fund’s relative returns. Investments in information technology were the biggest drag on relative results led by AAC Technologies Holdings, Tencent and Facebook, losing ground as a broad selloff continued in the formerly high-flying sector.

On a geographic basis, stocks of companies domiciled in the U.S., Germany and India were additive to relative results, while stocks of companies based in the U.K., China and Brazil lagged.

Despite market volatility, the fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

Country diversification	Percent of net assets
The Americas
United States	43.6%
Other	1.2
44.8

Europe
United Kingdom	6.8
Netherlands	5.0
France	4.4
Switzerland	3.8
Germany	1.8
Russian Federation	1.3
Sweden	1.1
Other	2.8
27.0

Asia/Pacific Basin
China	4.7
Japan	4.4
Taiwan	4.3
Hong Kong	3.2
India	1.9
Other	2.4
20.9

Other regions
South Africa	1.7

Short-term securities & other assets less liabilities	5.6

Total	100.0%

Largest equity securities	Percent of net assets
Amazon	6.24%
TSMC	3.82
Alphabet	3.54
ASML	3.32
Microsoft	2.92
Visa	2.74
Alibaba Group	2.32
AIA Group	2.26
Broadcom	2.25
Airbus Group	1.91

4	American Funds Insurance Series

Global Growth Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since April 30, 1997)	ratio

Class 1	–8.81%	5.92%	11.96%	9.16%	.55%
Class 1A	–9.02	5.66	11.69	8.89	.80
Class 2	–9.04	5.65	11.69	8.89	.80
Class 4	–9.24	5.39	11.45	8.64	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund declined 10.31% for the 12 months ended December 31, 2018. Its benchmark, the MSCI All Country World Small Cap Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, fell 14.39%.

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.

Fund holdings in the health care sector, which includes investments across multiple sub-segments from biotechnology and pharmaceuticals to life sciences tools and services, aided returns. Evolent Health contributed to the fund’s results as the benefits of value-based care gained support. However, the fund’s investments in consumer discretionary stocks, such as Tele Columbus and Melco International Development, hurt results amid market volatility and weak economic data from the Eurozone and China.

While investments in U.S. companies were additive to relative returns, investments in companies domiciled in Hong Kong detracted.

The fund’s portfolio managers continue to seek investment opportunities in undervalued companies that have the potential to revolutionize industries and benefit shareholders. Innovation at smaller health care companies, for example, helps facilitate breakthroughs and the biotechnology industry is an area of interest due to continuous improvements in drug research methods and approval processes. The fund also currently invests in nearly 300 companies diversified across geographies. Political uncertainty in both the U.S. and U.K. leads to some concerns about business confidence in the short term. As always, we maintain our commitment to investing for the long term and believe our rigorous bottom-up research into each potential equity investment can help achieve this goal.

Country diversification	Percent of net assets
The Americas
United States	42.4%
Brazil	1.5
Canada	1.2
Other	.7
45.8

Asia/Pacific Basin
India	5.8
Japan	5.5
China	4.7
Hong Kong	2.6
Philippines	1.8
South Korea	1.2
Thailand	1.0
Taiwan	1.0
Other	1.1
24.7

Europe
United Kingdom	7.3
Germany	2.2
Sweden	2.0
Switzerland	1.1
Italy	1.1
Other	4.9
18.6

Short-term securities & other assets less liabilities	10.9

Total	100.0%

Largest equity securities	Percent of net assets
GW Pharmaceuticals	2.19%
Insulet	1.87
Kotak Mahindra Bank	1.54
Paycom	1.44
Allakos	1.27
Molina Healthcare	1.21
Five Below	1.18
International Container Terminal Services	1.17
iRhythm	1.17
Integra LifeSciences Holdings	1.14

6	American Funds Insurance Series

Global Small Capitalization Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since April 30, 1998)	ratio

Class 1	–10.31%	3.57%	11.32%	8.73%	.74%
Class 1A	–10.56	3.32	11.04	8.46	.99
Class 2	–10.55	3.32	11.04	8.46	.99
Class 4	–10.80	3.06	10.77	8.19	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund marginally lost 0.01% for the 12 months ended December 31, 2018, compared with a 4.38% decline in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities declined for the first calendar year since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year.

Investments in the information technology and consumer discretionary sectors boosted the fund’s returns. Among the fund’s top contributors to returns (posting double-digit gains) was consumer discretionary company Amazon and information technology company ServiceNow. While Amazon reported strong third-quarter earnings that beat analyst estimates thanks to its cloud and advertising segments, ServiceNow benefited from increased demand for cloud services. Exposure to the energy sector detracted from fund results as oil prices plummeted on concerns of excess supply.

Although U.S. economic growth remained strong with GDP growing at an annualized pace of 3.4% in the third quarter, the fund’s portfolio managers are keeping a close watch on the impact of interest rate hikes on economic activity and the outlook for corporate profit growth in the U.S. Portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

Largest equity securities	Percent of net assets
Microsoft	4.53%
Facebook	4.20
Broadcom	3.70
UnitedHealth Group	3.59
Amazon	3.40
Alphabet	3.05
Netflix	2.74
Tesla	2.57
Regeneron Pharmaceuticals	2.14
Intuitive Surgical	1.92

8	American Funds Insurance Series

Growth Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since February 8, 1984)	ratio

Class 1	–0.01%	10.47%	15.00%	12.44%	.34%
Class 1A	–0.26	10.20	14.72	12.16	.59
Class 2	–0.25	10.19	14.72	12.16	.59
Class 3	–0.18	10.26	14.80	12.24	.52
Class 4	–0.50	9.92	14.45	11.89	.84

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund declined 12.94% for the 12 months ended December 31, 2018. That compares to the 14.20% decline of its benchmark, the MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.

In the fund, stocks in the financials sector generated the highest relative returns. Within the sector, HDFC Bank reported profit growth in the second quarter and AIA Group reported strong earnings for the first half of the year. On the flip side, investments in consumer staples companies were a drag on results. Within the sector, British American Tobacco hindered results amid pressure from competition and regulation.

The fund’s portfolio managers continue to monitor key indicators in advanced countries — from wage growth and inflation dynamics to the impact of technology and demographics on productivity — as they seek the flexibility to pivot to areas of opportunity. Our focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping us identify companies that we believe represent the best value over the long term.

Country diversification	Percent of net assets
Asia/Pacific Basin
Japan	13.1%
China	9.6
Hong Kong	7.3
India	7.0
South Korea	3.7
Philippines	1.1
Australia	1.0
Other	1.1
43.9

Europe
United Kingdom	11.5
France	10.2
Switzerland	5.1
Germany	2.8
Spain	2.4
Netherlands	1.4
Ireland	1.1
Other	1.8
36.3

The Americas
Canada	2.9
Brazil	2.0
United States	1.7
Mexico	.4
7.0

Other regions
Israel	1.2
Other	.6
1.8

Short-term securities & other assets less liabilities	11.0

Total	100.0%

Largest equity securities	Percent of net assets
AIA Group	3.78%
HDFC Bank	3.21
Airbus	3.12
Novartis	3.11
Tencent	2.22
Shire	2.17
Samsung Electronics	1.90
Pernod Ricard	1.69
Alibaba Group	1.68
Royal Dutch Shell	1.53

10	American Funds Insurance Series

International Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since May 1, 1990)	ratio

Class 1	–12.94%	2.26%	7.93%	7.72%	.53%
Class 1A	–13.11	2.02	7.67	7.45	.78
Class 2	–13.13	2.01	7.65	7.45	.78
Class 3	–13.10	2.07	7.73	7.53	.71
Class 4	–13.41	1.75	7.41	7.19	1.03

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund was down 13.83% for the 12 months ended December 31, 2018. Its benchmark index, the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), declined 9.42%. The MSCI Emerging Markets Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), decreased by 14.58%.

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. In emerging markets, Russia was impacted by U.S. sanctions, while Argentina suffered from a currency crisis as the peso collapsed more than 45% against the greenback.

Investments in the energy sector were beneficial to the fund. Reliance Industries rose led by strong earnings growth from its petrochemical business. The company also benefited from continued expansion and success of its telecommunications network Jio. Among detractors, investments in the financials sector hurt results with Grupo Financiero Galicia hindering returns, despite reporting a rise in second-quarter profits from the same period in 2017. Investments in tobacco companies such as British American Tobacco were also a drag on results due to concerns about nicotine regulation in the U.S., as well as competition from vaping and heat-not-burn products.

At this point in the market cycle and amid increased volatility, selectivity and close attention to individual holdings are particularly important. The fund’s portfolio managers continue to pursue a bottom-up approach to investing and continue to search for undervalued companies with solid foundations around the world.

Country diversification	Percent of net assets
Asia/Pacific Basin
India	13.0%
China	10.3
Japan	4.8
Taiwan	3.1
Hong Kong	2.9
Other	3.3
37.4

The Americas
United States	15.5
Brazil	9.1
Canada	1.3
Other	2.6
28.5

Europe
United Kingdom	4.9
France	2.3
Russian Federation	2.1
Switzerland	2.1
Germany	1.3
Other	2.3
15.0

Other regions
Other	2.0

Short-term securities & other assets less liabilities	17.1

Total	100.0%

Largest equity securities	Percent of net assets
Reliance Industries	6.16%
TSMC	2.89
HDFC Bank	2.71
Alphabet	2.21
AIA Group	1.79
Alibaba Group	1.76
PagSeguro Digital	1.75
Vale	1.74
British American Tobacco	1.62
B3	1.48

12	American Funds Insurance Series

New World Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since June 17, 1999)	ratio

Class 1	–13.83%	1.14%	7.87%	7.51%	.76%
Class 1A	–14.02	0.89	7.61	7.24	1.01
Class 2	–14.04	0.89	7.61	7.24	1.01
Class 4	–14.25	0.63	7.35	6.98	1.26

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	13

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund lost 8.45% for the 12 months ended December 31, 2018, trailing its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, which declined 4.38%.

U.S. equities declined for the first calendar year since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year.

Over the fiscal year, stock selection in the materials sector helped marginally boost relative returns, while positions in health care and industrials lagged, as did holdings among the less-cyclical consumer staples sector. In particular, tobacco companies were hurt by concerns about nicotine regulation in the U.S., as well as competition from vaping and heat-not-burn products. The fund was also disadvantaged by its lower holding of select, U.S. growth stocks.

The fund’s portfolio managers are keeping a close watch on the U.S. economy. Portfolio managers continue to favor more stable, high-dividend-paying companies that are likely to hold up better in weak markets, while providing consistent income and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

Largest equity securities	Percent of net assets
AbbVie	7.70%
Abbott Laboratories	5.19
Lowe’s	3.58
Amgen	3.43
Microsoft	3.30
Intel	3.22
EOG Resources	2.95
Gilead Sciences	2.93
Philip Morris International	2.78
QUALCOMM	2.72

14	American Funds Insurance Series

Blue Chip Income and Growth Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since July 5, 2001)	ratio

Class 1	–8.45%	7.55%	12.12%	5.91%	.41%
Class 1A	–8.67	7.30	11.85	5.65	.66
Class 2	–8.66	7.28	11.86	5.64	.66
Class 4	–8.92	7.01	11.63	5.41	.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from February 1, 2014, through January 31, 2015. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	15

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund declined 9.36% for the 12 months ended December 31, 2018, compared with a 9.42% decrease in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.

Several sectors including health care contributed to the fund’s returns. Health care companies UnitedHealth Group and Centene rallied on solid earnings reports and were among the top contributors to results. On the downside, investments in information technology – representing the fund’s largest sector holding – were a drag on relative results led by PagSeguro and AAC Technologies Holdings, losing ground as a broad selloff continued in the formerly high-flying sector.

With quantitative easing programs ending or set to end and slower economic growth in the U.S. and Europe, the fund’s portfolio managers remain cautiously optimistic about prospects for the global economy. Portfolio managers continue to invest based on a bottom-up approach to long-term investing and believe they can uncover promising companies with sustainable dividends and income.

Country diversification	Percent of net assets
The Americas
United States	37.5%
Brazil	6.0
Canada	1.5
Other	.2
45.2

Europe
France	6.5
United Kingdom	5.8
Switzerland	3.7
Germany	2.6
Denmark	2.1
Netherlands	2.1
Spain	1.2
Italy	1.0
Other	1.6
26.6

Asia/Pacific Basin
Japan	6.8
Taiwan	3.8
India	3.6
China	2.3
Hong Kong	1.6
Australia	1.3
Other	2.2
21.6

Other regions
Israel	.5

Short-term securities & other assets less liabilities	6.1

Total	100.0%

Largest equity securities	Percent of net assets
Nintendo	4.24%
TSMC	3.85
UnitedHealth Group	3.74
Airbus Group	3.12
Reliance Industries	2.83
Vale	2.49
Microsoft	2.33
Nestlé	2.18
Alphabet	2.04
Broadcom	2.04

16	American Funds Insurance Series

Global Growth and Income Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Expense ratio

Class 1	–9.36%	5.26%	10.84%	5.87%	.63%
Class 1A	–9.62	5.03	10.59	5.62	.88
Class 2	–9.63	4.97	10.56	5.60	.88
Class 4	–9.89	4.71	10.31	5.36	1.13

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund lost 1.55% for the 12 months ended December 31, 2018. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, declined 4.38%.

U.S. equities declined for the first calendar year since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year.

Regarding the fund, investments in the consumer discretionary sector contributed the most to the fund’s relative returns. Among consumer discretionary companies, Amazon reported strong third-quarter earnings that beat analyst estimates thanks to its cloud and advertising segments. On the downside, investments in the energy sector, such as EOG Resources and Schlumberger, detracted from the fund’s results as oil prices plummeted on concerns of a glut.

Largest equity holdings	Percent of net assets
Microsoft	3.30%
Alphabet	2.32
AbbVie	2.25
Facebook	2.18
UnitedHealth Group	1.91
Amazon	1.76
Broadcom	1.69
JPMorgan Chase	1.63
Intel	1.56
Gilead Sciences	1.49

18	American Funds Insurance Series

Growth-Income Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	–1.55%	8.79%	13.26%	11.06%	.28%
Class 1A	–1.78	8.53	12.98	10.78	.53
Class 2	–1.79	8.51	12.98	10.78	.53
Class 3	–1.72	8.59	13.05	10.86	.46
Class 4	–2.05	8.24	12.71	10.51	.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund declined 11.00% for the 12 months ended December 31, 2018, compared to the 14.20% decline in its benchmark index, the MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.

An eclectic mix of stocks contributed to the fund’s relative returns led by companies in the industrials and utilities sectors. Danish energy group Ørsted recorded double-digit returns and was among the top contributors to the fund’s returns as the company reported strong third-quarter profits from operational wind farms. On the downside, investments in the consumer staples sector was a weak spot. British American Tobacco detracted from relative results amid pressure from competition and regulation.

The fund’s portfolio managers continue to monitor global geopolitics that may derail economic growth, and are optimistic that global research combined with the fund’s flexible mandate will help us identify attractive investment opportunities.

Country diversification	Percent of net assets
Europe
United Kingdom	20.4%
France	9.5
Switzerland	5.3
Germany	4.1
Spain	3.1
Denmark	2.2
Sweden	1.9
Netherlands	1.5
Russian Federation	1.3
Norway	1.0
Other	.7
51.0

Asia/Pacific Basin
China	7.4
Japan	7.4
Hong Kong	6.5
India	4.0
South Korea	3.0
Philippines	1.1
Thailand	1.0
Other	1.5
31.9

The Americas
Brazil	3.1
Other	1.7
4.8

Other regions
Turkey	1.8
Other	.8
2.6

Short-term securities & other assets less liabilities	9.7

Total	100.0%

Largest equity securities	Percent of net assets
Royal Dutch Shell	4.56%
Shire	4.04
Rio Tinto	3.11
HDFC Bank	2.79
Novartis	2.72
British American Tobacco	2.56
Sun Hung Kai Properties	2.37
Ørsted	2.20
CK Asset Holdings	2.15
Zurich	2.06

20	American Funds Insurance Series

International Growth and Income Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

	1 year	5 years	10 years	Lifetime (since November 18, 2008)	Expense ratio

Class 1	–11.00%	0.83%	7.19%	8.05%	.66%
Class 1A	–11.24	0.60	6.93	7.79	.91
Class 2	–11.23	0.58	6.92	7.77	.91
Class 4	–11.46	0.33	6.69	7.54	1.16

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, a mix of stocks and bonds, lost 6.77% for the 12 months ended December 31, 2018. During the same period, the MSCI ACWI (All Country World Index)1, a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), declined 9.42%. The Bloomberg Barclays U.S. Aggregate Index,2 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, was virtually unchanged and returned 0.01%. The index blend of 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index3 lost 6.48%. The Lipper Global Equity Income Funds Average4, a measure of similar funds, fell 9.41%.

U.S. equities declined for the first calendar year since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year. In a turbulent year, a fourth quarter rally helped bonds outperform other asset classes.

In the equity portfolio, the best contributors to the fund in relative terms were the financials and real estate sectors. A mix of stocks such as CME Group and American Tower contributed to results on the back of strong third quarter earnings that beat analyst estimates. The fund’s fixed income portfolio was also additive to results and benefited from duration positioning.

On the downside, the consumer staples sector, which comprised the second-largest share of the fund’s equity holdings, detracted from returns. Tobacco firms Philip Morris International and British American Tobacco fell due to competition from next-generation smoking products, such as JUUL.

The current market environment is rife with uncertainty. Given that the U.S. is late in the economic cycle, the fund’s portfolio managers are paying close attention to companies’ leverage and are more sharply focused on monitoring balance sheets. They seek to avoid companies that take on debt to pay dividends, and are focused on identifying companies with strong business models and a commitment to paying and growing dividends over time. Higher interest rates should also allow portfolio managers to reinvest bond coupon payments into higher yielding securities, thereby generating more income from the bond portfolio.

Country diversification	Percent of net assets
The Americas
United States	56.1%
Canada	2.6
58.7

Europe
United Kingdom	12.4
France	3.4
Switzerland	2.9
Sweden	2.0
Italy	1.5
Netherlands	1.0
Other	2.7
25.9

Asia/Pacific Basin
Hong Kong	3.1
Taiwan	2.3
Japan	1.3
Singapore	1.2
New Zealand	1.0
Other	.4
9.3

Short-term securities & other assets less liabilities	6.1

Total	100.0%

22	American Funds Insurance Series

Capital Income Builder

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

		Lifetime	Expense
	1 year	(since May 1, 2014)	ratio

Class 1	–6.77%	1.82%	.54%
Class 1A	–7.01	1.57	.79
Class 2	–7.08	1.68	.79
Class 4	–7.25	1.31	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Source: Thomson Reuters Lipper.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, fell 4.35% for the 12 months ended December 31, 2018. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, declined 4.38% over the same period, while the Bloomberg Barclays U.S. Aggregate Index,2 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 0.01%. A blend of the two indexes, the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index,3 slipped 2.35%.

U.S. equities declined for the first time since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year. In a turbulent year, a fourth quarter rally helped bonds outperform other asset classes.

Investments in the health care sector — one of the fund’s largest sector holdings — contributed to the fund’s returns. Molina Healthcare, UnitedHealth Group and Express Scripts boosted results, as all three companies had double-digit returns, which were on the back of strong third-quarter earnings for UnitedHealth Group and Express Scripts. On the downside, energy stocks detracted from returns as oil prices slipped due to fears of growing U.S. output and weaker global demand. The fund’s fixed income holdings were also a drag on returns due to curve positioning.

The fund’s portfolio managers continue to evaluate the economic and market-sector implications of the current administration’s decisions regarding trade. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

Largest equity securities	Percent of net assets
Microsoft	2.88%
TSMC	2.26
Broadcom	2.21
UnitedHealth Group	2.19
Johnson & Johnson	1.95
DowDuPont	1.81
Boeing	1.60
Philip Morris International	1.58
Nestlé	1.47
Cigna	1.40

24	American Funds Insurance Series

Asset Allocation Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since August 1,1989)	ratio

Class 1	–4.35%	5.60%	10.44%	8.22%	.29%
Class 1A	–4.58	5.35	10.17	7.95	.54
Class 2	–4.60	5.33	10.16	7.95	.54
Class 3	–4.49	5.41	10.24	8.03	.47
Class 4	–4.83	5.07	9.93	7.70	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. This assumes the blend is rebalanced monthly.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund declined 5.81% for the 12 months ended December 31, 2018. The MSCI ACWI (All Country World Index)1, a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), lost 9.42%, while the Bloomberg Barclays Global Aggregate Index,2 a measure of global investment-grade bonds (rated BBB/Baa and above), fell 1.20%. The 60%/40% MSCI ACWI/ Bloomberg Barclays Global Aggregate Index3, a blend of the two indexes, slipped 6.00%.

Global stocks, as measured by the MSCI ACWI, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities.

Investments in the health care sector boosted the fund’s returns led by companies such as U.S. health insurer Humana. The company’s shares hit new highs on the back of strong third-quarter earnings and amid a wider boost to the health insurance sector following U.S. congressional mid-term elections.

On the flip side, investments in consumer staples companies hindered results. In particular, tobacco companies were hurt by concerns about nicotine regulation in the U.S. and increased competition. Fixed income investments also detracted from returns led by the fund’s exposure to emerging market debt.

While there is reason for caution in the global outlook, there are broad themes that offer the fund’s portfolio managers investment opportunities. Equity investments in health care and technology can provide exposure to innovations with significant growth potential. Within fixed income, portfolio managers see pockets of opportunities in emerging markets, such as Mexico and Poland, where selling in response to higher rates belies underlying strengths.

Largest sectors in common stock holdings	Percent of net assets
Information technology	11.3%
Financials	8.1
Health care	7.5
Industrials	6.8
Energy	5.0

Largest fixed income holdings (by issuer)
U.S. Treasury	12.5
Japanese Government	4.3
Mexican Government	1.2
Polish Government	1.1
Fannie Mae	1.1

Currency diversification	Percent of net assets

	Equity securities	Bonds & notes	Forward currency contracts	Short–term securities & other assets less liabilities	Total
U.S. dollars	29.2%	21.3%	.3%	6.3%	57.1%
Euros	7.4	3.6	.4	—	11.4
Japanese yen	2.8	4.3	.7	—	7.8
British pounds	6.3	.7	.7	—	7.7
Hong Kong dollars	2.5	—	—	—	2.5
Swiss francs	2.1	—	—	—	2.1
Danish kroner	1.0	.6	—	—	1.6
Taiwan new dollar	1.5	—	—	—	1.5
Other currencies	3.9	6.5	(2.1)	—	8.3
					100.0%

Largest equity securities	Percent of net assets
Nintendo	1.55%
ASML	1.54
TSMC	1.46
Merck	1.39
Microsoft	1.34
Boeing	1.34
JPMorgan Chase	1.29
Humana	1.28
HSBC Holding	1.22
PagSeguro	1.13

26	American Funds Insurance Series

Global Balanced Fund

How a $10,000 investment has grown

Average annual  total returns based on a $1,000 investment

For periods ended December 31, 2018

			Lifetime	Expense
	1 year	5 years	(since May 2, 2011)	ratio

Class 1	–5.81	3.66%	4.75%	.72%
Class 1A	–6.03	3.43	4.51	.97
Class 2	–6.01	3.40	4.49	.97
Class 4	–6.31	3.29	4.38	1.22

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	27

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund slipped 0.45% for the 12 months ended December 31, 2018. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index,1 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, was flat and returned 0.01%.

Rising yields made for mixed results across bond sectors as the 10-year Treasury yield rose 29 basis points. The Federal Reserve hiked the federal funds target rate four times this year to a range of 2.25% to 2.50% on the back of a strong labor market and solid economic growth.

The fund’s exposure to higher-yielding securities contributed to results. Bond investments across a mix of issuers and sectors exposed the fund to idiosyncratic risks and an underweight position in U.S. Treasuries detracted from results.

On the whole, the U.S. economy appears to be in good shape and is expected to grow at a moderate pace. The Fed is well ahead of its peers on its path to monetary policy normalization that may help contribute to a more stable environment for interest rate hikes. The fund’s portfolio managers are optimistic about total returns against such a backdrop and for investing in a spectrum of U.S. fixed income securities.

Largest holdings (by issuer)	Percent of net assets
U.S. Treasury	28.9%
Fannie Mae	12.3
Freddie Mac	5.5
Ginnie Mae	4.8
Mexican Government	2.6
Teva Pharmaceutical	1.7
State of Illinois	1.3
Portuguese Government	1.3
Bank of America	1.1
Japanese Government	1.1

28	American Funds Insurance Series

Bond Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since January 2, 1996)	ratio

Class 1	–0.45%	2.52%	4.16%	4.51%	.38%
Class 1A	–0.60	2.29	3.91	4.26	.63
Class 2	–0.71	2.27	3.90	4.25	.63
Class 4	–0.89	2.03	3.66	4.00	.88

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	29

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund slipped 1.14% for the 12 months ended December 31, 2018. This was in line with the fund’s benchmark, the Bloomberg Barclays Global Aggregate Index,1 which measures global investment-grade bonds (rated BBB/Baa and above) that declined 1.20%.

U.S. Treasury bonds rose modestly, boosted by safe-haven buying as volatile financial markets sent investors fleeing for cover. The positive gains, however, masked a more tumultuous year as rising U.S. interest rates jolted markets around the world. The U.S. dollar also strengthened in response to higher rates and quantitative tightening. Investment-grade and high-yield corporate bonds finished the year in negative territory, as did emerging markets debt. Meanwhile, the Federal Reserve hiked the federal funds target rate four times this year to a range of 2.25% to 2.50%.

Country allocation contributed the most to the fund’s relative returns, driven by above-benchmark investments in Polish, Indian and Brazilian debt. On the downside, duration positioning and currency exposure hampered returns. Emerging market currencies were particularly under pressure due to a stronger dollar, and investments in the Indian rupee hindered results.

As growth in the U.S. moderates, the fund’s portfolio managers seek to identify long-term investments around the world such as in emerging markets where corporate and high-yield debt may present opportunities. Given the fund’s core objective is to provide a high-level of total return over the long term, the fund’s portfolio managers maintain a cautious approach to investing in different sectors of the bond market, such as high-yield debt.

		Percent of net assets
Currency weighting (after hedging) by country
United States[2]		47.5%
Japan		16.9
Eurozone[3]		15.7
United Kingdom		5.0
Mexico		3.6
Poland		2.5
Denmark		1.7
Other		7.1
Total		100.0%

Non-U.S. government bonds by country
Eurozone[3]:
Germany	2.7%
Spain	2.0
Italy	1.4
Other	2.0	8.1%
Japan		11.9
Poland		3.8
Mexico		3.5
India		2.2
United Kingdom		2.0
Brazil		1.6
Romania		1.6
Thailand		1.3
Other		11.7
Total		47.7%

Largest holdings (by issuer)	Percent of net assets
U.S. Treasury	18.2%
Japanese Government	11.9
Mexican Government	3.9
Polish Government	3.8
Nykredit Realkredit	3.1
Fannie Mae	2.6
German Government	2.5
Indian Government	2.0
Spanish Government	2.0
Brazilian Government	1.7

30	American Funds Insurance Series

Global Bond Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since October 4, 2006)	ratio

Class 1	–1.14%	1.31%	3.04%	3.75%	.57%
Class 1A	–1.29	1.10	2.80	3.51	.82
Class 2[4]	–1.33	1.04	2.78	3.49	.82
Class 4	–1.61	0.80	2.57	3.27	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 4, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Includes U.S. dollar-denominated debt of other countries, totaling 13.7%.
[3]	Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Germany, Greece, Ireland, Italy, Portugal and Spain.
[4]	Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	31

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund declined 2.15% for the 12 months ended December 31, 2018. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures non-investment-grade bonds and limits the exposure of an issuer to 2%, fell 2.08%.

Rising yields made for mixed results across bond sectors as the 10-year Treasury yield rose 29 basis points. The Federal Reserve hiked the federal funds target rate four times this year to a range of 2.25% to 2.50% on the back of a strong labor market and solid economic growth.

While the fund’s returns were in line with the benchmark, an allocation to select industries contributed to relative returns — an underweight position in consumer cyclicals and an overweight position in technology boosted results.

The fund’s portfolio managers continue to believe current fundamentals support a mildly constructive outlook for the high-yield market. While we are monitoring the Federal Reserve’s tightening monetary policy, the higher yields and relatively short duration of high-yield bonds should help mitigate any impact from rising rates.

Largest holdings (by issuer)	Percent of net assets
Bausch Health Companies	2.6%
Tenet Healthcare	1.9
Cheniere Energy	1.9
Frontier Communications	1.8
First Quantum Minerals	1.8
iHeartMedia, Inc.	1.6
Petsmart	1.5
Cleveland-Cliffs	1.4
CCO Holdings LLC and CCO Holdings Capital	1.3
Gogo	1.2

32	American Funds Insurance Series

High-Income Bond Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since February 8, 1984)	ratio

Class 1	–2.15%	3.01%	8.79%	8.55%	.50%
Class 1A	–2.35	2.78	8.53	8.28	.75
Class 2	–2.34	2.77	8.51	8.28	.75
Class 3	–2.33	2.82	8.58	8.35	.68
Class 4	–2.64	2.50	8.30	8.02	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	33

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund gained 0.58% for the 12 months ended December 31, 2018, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, rose 0.99%.

Rising yields made for mixed results across bond sectors as the 10-year Treasury yield rose 29 basis points. The Federal Reserve hiked the federal funds target rate four times this year to a range of 2.25% to 2.50% on the back of a strong labor market and solid economic growth.

The fund’s allocation to Treasuries, Agency debentures, and high-quality liquid asset-backed securities contributed to relative results as agency mortgage-backed securities lagged some of the other sectors during the calendar year. Duration had little impact and on the downside the fund’s yield curve position detracted from results.

The fund’s portfolio managers remain focused on meeting the core objectives of the fund — providing current income and protecting capital. The fund’s relatively low allocation to agency mortgage-backed securities, combined with an interest rate stance that anticipates that the yield curve will steepen, are positions that the portfolio managers expect will contribute to relative results in the future as markets evolve. As the Fed continues to withdraw liquidity by divesting Treasuries and mortgage securities from its balance sheet, more attractive valuations for mortgage investments are expected to emerge.

Breakdown of mortgage-backed obligations		Percent of net assets
30-year pass-throughs:
Freddie Mac	6.3%
Ginnie Mae	21.5
Fannie Mae	18.1	45.9%
Other		26.0
Total		71.9%

34	American Funds Insurance Series

Mortgage Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

			Lifetime	Expense
	1 year	5 years	(since May 2, 2011)	ratio

Class 1	0.58%	2.42%	2.34%	.48%
Class 1A	0.36	2.17	2.09	.73
Class 2	0.32	2.16	2.09	.73
Class 4	0.07	1.92	1.91	.98

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund gained 1.58% for the 12 months ended December 31, 2018, compared with a 1.99% rise in the Bloomberg Barclays Short-Term Government/Corporate Index,1 which consists of investment-grade (rated BBB/Baa and above), fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector.

The fund’s returns were higher than in 2017 as the Federal Reserve continued on its path to reducing the size of its balance sheet, raising rates by a quarter percentage point four times over the past 12 months, to the current range of 2.25% to 2.50%. Given an increase in interest rates to reassure investors of persistent U.S. economic strength, the fund’s portfolio managers believe the fund has the potential to provide current income.

36	American Funds Insurance Series

Ultra-Short Bond Fund

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since February 8, 1984)	ratio

Class 1	1.58%	0.37%	0.10%	3.44%	.35%
Class 1A	1.58	0.23	–0.10	3.19	.60
Class 2	1.36	0.13	–0.15	3.18	.60
Class 3	1.38	0.18	–0.09	3.25	.53
Class 4	1.14	–0.06	–0.33	2.94	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets
Commercial paper	69.8%
U.S Treasury bills	24.4
Federal agency discount notes	5.9
Other assets less liabilities	(.1)
Total	100.0%

American Funds Insurance Series	37

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund rose 0.91% for the 12 months ended December 31, 2018, while the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, increased by 0.93%.

Rising yields made for mixed results across bond sectors as the 10-year Treasury yield rose 29 basis points. The Federal Reserve hiked the federal funds target rate four times this year to a range of 2.25% to 2.50% on the back of a strong labor market and solid economic growth.

During the period, curve positioning led by higher yields contributed to relative returns. On the downside, TIPS (Treasury inflation protected securities) detracted from relative returns as inflation expectations fell in the fourth quarter of 2018.

The fund strives to meet its objective of providing a high level of current income consistent with the preservation of capital. The fund’s portfolio managers have positioned the fund with the expectation that rate hikes in the near future will be at a gradual pace and believe this can lead to a steepening yield curve and higher inflation expectations.

Breakdown of mortgage-backed obligations		Percent of net assets
30-year pass-throughs:
Fannie Mae	12.3%
Ginnie Mac	4.7
Freddie Mac	2.5	19.5%
15-year pass-throughs		2.3
Other		6.8
Total		28.6%

38	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

				Lifetime	Expense
	1 year	5 years	10 years	(since December 2, 1985)	ratio

Class 1	0.91%	2.26%	2.69%	5.71%	.36%
Class 1A	0.70	2.04	2.45	5.45	.61
Class 2	0.73	2.01	2.44	5.45	.61
Class 3	0.71	2.07	2.50	5.52	.54
Class 4	0.50	1.75	2.22	5.20	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.

Where the fund’s assets were invested as of December 31, 2018	Percent of net assets

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund slipped 0.04% for the 12 months ended December 31, 2018. Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive1 fell 2.51%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, lost 4.38%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying Growth Fund.

The underlying Growth Fund’s investments in consumer discretionary added to returns, while investments in communication services detracted from the fund’s results.

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

		Lifetime	Gross expense	Net expense
	1 year	(since May 1, 2013)	ratio	ratio

Class P1	–0.04%	7.94%	.77%	.72%
Class P2	–0.37	7.62	1.02	.97

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 10.11% for the 12 months ended December 31, 2018, compared to the S&P EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive,1 which fell 10.15%. The MSCI ACWI (All Country World Index) ex USA,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.), decreased by 14.20%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying International Fund.

The underlying International Fund’s investments in the financials sector added to returns, while investments in the consumer staples sector hindered the fund’s results.

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

		Lifetime	Gross expense	Net expense
	1 year	(since May 1, 2013)	ratio	ratio

Class P1	–10.11%	1.66%	.96%	.87%
Class P2	–10.50	1.25	1.21	1.12

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund lost 6.99% for the 12 months ended December 31, 2018, trailing the S&P 500 Managed Risk Index – Moderate,1 which fell 2.13%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, decreased by 4.38%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying Blue Chip Income and Growth Fund.

The underlying Blue Chip Income and Growth Fund’s investments in consumer staples stocks detracted the most from the fund’s results.

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

			Lifetime	Gross expense	Net expense
	1 year	5 years	(since May 1, 2013)	ratio	ratio

Class P1	–6.99%	4.28%	5.89%	.82%	.77%
Class P2	–7.38	3.87	5.50	1.07	1.02

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund slipped 1.66% for the 12 months ended December 31, 2018, compared to the S&P 500 Managed Risk Index – Moderate,1 which declined 2.13%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, decreased by 4.38%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying Growth-Income Fund.

The underlying Growth-Income Fund’s investments in the consumer discretionary sector contributed the most to the fund’s relative returns, while investments in the information technology sector detracted the most from the fund’s relative results.

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

			Lifetime	Gross expense	Net expense
	1 year	5 years	(since May 1, 2013)	ratio	ratio

Class P1	–1.66%	5.08%	7.27%	.73%	.67%
Class P2	–1.97	4.73	6.93	.98	.92

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 4.63% for the 12 months ended December 31, 2018, trailing the S&P 500 Managed Risk Index – Moderate Conservative,1 which lost 1.88%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, fell 4.38%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying Asset Allocation Fund.

The fund’s underlying investments in the industrials sector contributed the most to relative returns, while investments in the energy sector hindered results the most.

44	American Funds Insurance Series

Managed Risk Asset Allocation Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2018

			Lifetime	Gross expense	Net expense
	1 year	5 years	(since September 28, 2012)	ratio	ratio

Class P1	–4.63%	3.86%	6.45%	.69%	.64%
Class P2	–4.89	3.58	6.18	.94	.89

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	45

Global Growth Fund

Summary investment portfolio December 31, 2018

Common stocks 94.37%	Shares	Value (000)
Information technology 24.34%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	27,188,000	$197,997
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	335,000	12,365
ASML Holding NV	648,442	101,904
ASML Holding NV (New York registered)	517,300	80,502
Microsoft Corp.	1,583,100	160,795
Visa Inc., Class A	1,142,800	150,781
Broadcom Inc.	487,050	123,847
Temenos AG1	637,000	76,403
Paycom Software, Inc.[2]	357,000	43,715
Amadeus IT Group SA, Class A, non-registered shares	486,200	33,892
Adobe Inc.[2]	135,000	30,542
Other securities		326,242
		1,338,985

Consumer discretionary 17.99%
Amazon.com, Inc.[2]	228,600	343,350
Alibaba Group Holding Ltd. (ADR)[2]	931,050	127,619
NIKE, Inc., Class B	562,500	41,704
Home Depot, Inc.	236,800	40,687
Just Eat PLC[2]	5,292,000	39,581
Booking Holdings Inc.[2]	22,700	39,099
Ocado Group PLC[2]	3,115,000	31,366
Moncler SpA[1]	915,000	30,352
Other securities		296,182
		989,940

Health care 12.51%
UnitedHealth Group Inc.	324,200	80,765
Merck & Co., Inc.	886,000	67,699
Boston Scientific Corp.[2]	1,638,200	57,894
Elanco Animal Health Inc.[2]	1,799,658	56,743
AstraZeneca PLC	721,300	53,995
Sartorius AG, nonvoting preferred, non-registered shares[1]	381,500	47,577
Mettler-Toledo International Inc.[2]	65,000	36,763
Cigna Corp.	177,511	33,713
Hologic, Inc.[2]	800,000	32,880
Fisher & Paykel Healthcare Corp. Ltd.	3,680,000	32,110
Other securities		188,418
		688,557

Communication services 10.57%
Alphabet Inc., Class A2	116,500	121,738
Alphabet Inc., Class C2	71,052	73,582
Nintendo Co., Ltd.[1]	345,600	92,022
Naspers Ltd., Class N	379,000	76,189
Tencent Holdings Ltd.	1,800,000	72,179
Facebook, Inc., Class A2	408,000	53,485
SoftBank Group Corp.[1]	776,000	51,643
Other securities		40,753
		581,591

Financials 10.39%
AIA Group Ltd.	15,004,900	124,554
JPMorgan Chase & Co.	853,600	83,328
Kotak Mahindra Bank Ltd.	3,471,000	62,470
MarketAxess Holdings Inc.	211,000	44,586
Société Générale	1,234,350	39,345
Other securities		217,484
		571,767

46	American Funds Insurance Series

Global Growth Fund

Common stocks	Shares	Value (000)
Consumer staples 6.94%
Nestlé SA1	739,650	$60,038
Coca-Cola European Partners PLC	1,194,500	54,768
British American Tobacco PLC	1,710,800	54,514
Philip Morris International Inc.	602,200	40,203
Other securities		172,025
		381,548

Industrials 6.15%
Airbus SE, non-registered shares	1,093,500	105,192
Other securities		233,387
		338,579

Materials 2.82%
Sherwin-Williams Co.	155,500	61,183
Other securities		94,160
		155,343

Energy 2.66%
Royal Dutch Shell PLC, Class B	1,042,000	31,078
Other securities		115,155
		146,233

Total common stocks (cost: $3,929,871,000)		5,192,543

Short-term securities 5.35%	Principal amount (000)
Federal Home Loan Bank 2.15%–2.29% due 1/2/2019–1/10/2019	$60,100	60,080
Nestle Capital Corp. 2.68% due 3/19/2019[3]	40,000	39,778
Toronto-Dominion Bank 2.65% due 2/20/2019[3]	50,000	49,815
U.S. Treasury Bills 2.37% due 2/12/2019	50,000	49,868
Other securities		94,832

Total short-term securities (cost: $294,370,000)		294,373
Total investment securities 99.72% (cost: $4,224,241,000)		5,486,916
Other assets less liabilities 0.28%		15,237

Net assets 100.00%		$5,502,153

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,042,869,000, which represented 18.95% of the net assets of the fund. This amount includes $1,012,346,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $168,168,000, which represented 3.06% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements

American Funds Insurance Series	47

Global Small Capitalization Fund

Summary investment portfolio December 31, 2018

Common stocks 88.97%	Shares	Value (000)
Health care 21.25%
GW Pharmaceuticals PLC (ADR)[1]	823,718	$80,222
Insulet Corp.[1]	860,355	68,243
Allakos Inc.[1,2]	886,580	46,341
Molina Healthcare, Inc.[1]	381,000	44,280
iRhythm Technologies, Inc.[1]	614,905	42,724
Integra LifeSciences Holdings Corp.[1]	926,365	41,779
Evolent Health, Inc., Class A1	1,545,000	30,823
Illumina, Inc.[1]	100,200	30,053
NuCana PLC (ADR)[1,2,3]	2,067,724	29,982
China Biologic Products Holdings, Inc.[1,2]	360,000	27,328
Haemonetics Corp.[1]	242,825	24,295
CONMED Corp.	332,500	21,346
Other securities		289,222
		776,638

Information technology 15.61%
Paycom Software, Inc.[1]	428,885	52,517
Mellanox Technologies, Ltd.[1]	389,200	35,954
Qorvo, Inc.[1]	510,300	30,991
Cree, Inc.[1]	711,507	30,435
HubSpot, Inc.[1]	229,100	28,805
Ceridian HCM Holding Inc.[1,2]	801,777	27,653
Other securities		363,983
		570,338

Industrials 14.49%
International Container Terminal Services, Inc.[4]	22,581,620	42,947
Nihon M&A Center Inc.[4]	1,667,392	33,670
frontdoor, inc.[1]	903,000	24,029
Bravida Holding AB4	3,229,000	22,319
Other securities		406,656
		529,621

Consumer discretionary 13.40%
Five Below, Inc.[1]	423,000	43,281
Melco International Development Ltd.	15,579,000	31,753
Mattel, Inc.[1,2]	2,583,800	25,812
Domino’s Pizza, Inc.	100,000	24,799
ServiceMaster Global Holdings, Inc.[1]	658,750	24,202
Cedar Fair, LP	500,000	23,650
Hilton Grand Vacations Inc.[1]	851,000	22,458
Other securities		293,641
		489,596

Financials 8.66%
Kotak Mahindra Bank Ltd.	3,135,263	56,427
Essent Group Ltd.[1]	1,018,841	34,824
Trupanion, Inc.[1,2]	1,140,800	29,045
Cannae Holdings, Inc.[1]	1,625,000	27,820
Bharat Financial Inclusion Ltd.[1]	1,897,444	27,523
Other securities		140,992
		316,631

Materials 3.90%
Lundin Mining Corp.	6,820,000	28,175
Allegheny Technologies Inc.[1]	1,200,950	26,145
Other securities		88,349
		142,669

48	American Funds Insurance Series

Global Small Capitalization Fund

Common stocks	Shares	Value (000)
Consumer staples 3.31%
Other securities		$120,907

Communication services 2.54%
Entertainment One Ltd.	5,114,389	23,246
Other securities		69,377
		92,623

Energy 2.13%
Other securities		77,770

Real estate 2.02%
WHA Corp. PCL[4]	229,577,250	30,221
MGM Growth Properties LLC REIT, Class A	892,500	23,571
Other securities		19,934
		73,726

Utilities 1.66%
ENN Energy Holdings Ltd.	4,686,900	41,569
Other securities		19,216
		60,785

Total common stocks (cost: $2,973,377,000)		3,251,304

Bonds, notes & other debt instruments 0.13%	Principal amount (000)
U.S. Treasury bonds & notes 0.13%
U.S. Treasury 0.13%
Other securities		4,989

Total bonds, notes & other debt instruments (cost: $4,991,000)		4,989

Short-term securities 12.25%
Commercial paper 8.31%
National Australia Bank Ltd. 2.34% due 1/16/2019[5]	$40,000	39,957
Sumitomo Mitsui Banking Corp. 2.57% due 2/15/2019[5]	50,000	49,838
Canadian Imperial Bank of Commerce 2.56% due 1/15/2019[5]	32,000	31,968
ExxonMobil Corp. 2.36% due 1/4/2019	50,000	49,987
Mizuho Bank, Ltd. 2.50% due 2/1/2019[5]	62,400	62,261
United Overseas Bank Ltd. 2.71% due 3/4/2019[5]	50,000	49,764
Other securities		19,894
		303,669

	Shares
Money market investments 1.49%
Fidelity Institutional Money Market Funds - Government Portfolio[6]	6,646	6,646
Goldman Sachs Financial Square Government Fund[6]	16,023	16,023
Invesco Short-Term Investments Trust - Government & Agency Portfolio[6]	29,254	29,254
Morgan Stanley Institutional Liquidity Funds - Government Portfolio[6]	2,513	2,513
		54,436

American Funds Insurance Series	49

Global Small Capitalization Fund

Short-term securities (continued)	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. 1.00%
KfW 2.43% due 1/11/2019[5]	$28,600	$28,579
Other securities		7,888
		36,467

Federal agency discount notes 0.82%
Federal Home Loan Bank 2.29% due 1/10/2019	30,000	29,984

U.S. Treasury bonds & notes 0.63%
U.S. Treasury Bills 2.35% due 2/7/2019	23,100	23,046

Total short-term securities (cost: $447,616,000)		447,602
Total investment securities 101.35% (cost: $3,425,984,000)		3,703,895
Other assets less liabilities (1.35)%		(49,381)

Net assets 100.00%		$3,654,514

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $16,560,000, an aggregate cost of $8,280,000, and which represented .45% of the net assets of the fund) was acquired on 5/1/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2018 (000)
Common stocks 0.82%
Health care 0.82%
NuCana PLC (ADR)[1,2]	416,620	1,651,104	—	2,067,724	$—	$(13,335)	$—	$29,982
Consumer discretionary 0.00%
Hostelworld Group PLC[7]	6,212,000	—	6,212,000	—	2,632	(6,656)	437	—
Total 0.82%					$2,632	$(19,991)	$437	$29,982

50	American Funds Insurance Series

Global Small Capitalization Fund

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities, including those in “Other securities,” was $67,607,000, which represented 1.85% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $729,211,000, which represented 19.95% of the net assets of the fund. This amount includes $697,427,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $309,041,000, which represented 8.46% of the net assets of the fund.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[7]	Unaffiliated issuer at 12/31/2018.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements

American Funds Insurance Series	51

Growth Fund

Summary investment portfolio December 31, 2018

Common stocks 91.48%	Shares	Value (000)
Information technology 21.29%
Microsoft Corp.	10,468,400	$1,063,275
Broadcom Inc.	3,414,000	868,112
ASML Holding NV (New York registered)	1,278,400	198,944
ASML Holding NV	985,000	154,794
Visa Inc., Class A	2,650,400	349,694
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	31,814,000	231,687
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,419,592	89,307
ServiceNow, Inc.[2]	1,653,000	294,317
Intel Corp.	4,769,400	223,828
Workday, Inc., Class A2	1,123,000	179,321
Samsung Electronics Co., Ltd.[1]	3,901,400	134,758
Paycom Software, Inc.[2]	1,028,500	125,940
RingCentral, Inc., Class A2	1,433,100	118,145
Other securities		958,728
		4,990,850

Health care 16.77%
UnitedHealth Group Inc.	3,377,000	841,278
Regeneron Pharmaceuticals, Inc.[2]	1,341,000	500,864
Intuitive Surgical, Inc.[2]	940,500	450,424
Humana Inc.	1,056,200	302,580
Centene Corp.[2]	2,014,700	232,295
Vertex Pharmaceuticals Inc.[2]	1,400,900	232,143
Boston Scientific Corp.[2]	4,791,000	169,314
Cigna Corp.	739,902	140,522
Thermo Fisher Scientific Inc.	622,100	139,220
Other securities		924,343
		3,932,983

Communication services 13.53%
Facebook, Inc., Class A2	7,518,400	985,587
Alphabet Inc., Class C2	532,700	551,670
Alphabet Inc., Class A2	157,500	164,581
Netflix, Inc.[2]	2,401,060	642,668
Charter Communications, Inc., Class A2	997,380	284,223
Comcast Corp., Class A	7,616,400	259,339
Activision Blizzard, Inc.	3,895,800	181,427
Other securities		103,032
		3,172,527

Consumer discretionary 13.10%
Amazon.com, Inc.[2]	531,016	797,570
Tesla, Inc.[2]	1,813,000	603,366
Home Depot, Inc.	2,568,237	441,274
NIKE, Inc., Class B	2,479,800	183,852
Ulta Beauty, Inc.[2]	700,000	171,388
Other securities		875,296
		3,072,746

Financials 9.72%
Wells Fargo & Co.	7,294,754	336,142
Berkshire Hathaway Inc., Class A2	410	125,460
BlackRock, Inc.	494,000	194,053
JPMorgan Chase & Co.	1,683,000	164,294
PNC Financial Services Group, Inc.	1,133,600	132,529
Intercontinental Exchange, Inc.	1,699,900	128,054
Goldman Sachs Group, Inc.	752,400	125,688
Legal & General Group PLC	40,158,246	118,239
Other securities		955,543
		2,280,002

52	American Funds Insurance Series

Growth Fund

Common stocks	Shares	Value (000)
Industrials 5.14%
TransDigm Group Inc.[2]	717,100	$243,857
MTU Aero Engines AG1	751,103	136,234
Other securities		824,453
		1,204,544

Energy 5.04%
Concho Resources Inc.[2]	2,421,560	248,912
EOG Resources, Inc.	2,182,000	190,292
Diamondback Energy, Inc.	1,189,000	110,220
Other securities		632,511
		1,181,935

Materials 2.68%
Linde PLC	705,000	110,008
Other securities		519,044
		629,052

Consumer staples 2.22%
Costco Wholesale Corp.	627,500	127,828
Other securities		391,450
		519,278

Real estate 1.59%
Equinix, Inc. REIT	433,500	152,835
Other securities		218,914
		371,749

Utilities 0.40%
Other securities		94,291

Total common stocks (cost: $14,970,485,000)		21,449,957

Convertible stocks 0.06%
Consumer discretionary 0.06%
Other securities		13,104

Total convertible stocks (cost: $10,650,000)		13,104

Short-term securities 8.29%	Principal amount (000)
Federal Home Loan Bank 2.22%–2.39% due 1/7/2019–2/21/2019	$728,800	727,650
U.S. Treasury Bills 2.16%–2.43% due 1/2/2019–5/2/2019	689,200	686,594
Other securities		530,171

Total short-term securities (cost: $1,944,441,000)		1,944,415
Total investment securities 99.83% (cost: $16,925,576,000)		23,407,476
Other assets less liabilities 0.17%		40,385

Net assets 100.00%		$23,447,861

American Funds Insurance Series	53

Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with an aggregate value of $50,104,000, an aggregate cost of $47,650,000, and which represented .21% of the net assets of the fund) were acquired from 5/22/2015 to 12/21/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities” also includes securities (with an aggregate value of $427,632,000, which represented 1.82% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $819,772,000, which represented 3.50% of the net assets of the fund. This amount includes $719,983,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements

54	American Funds Insurance Series

International Fund

Summary investment portfolio December 31, 2018

Common stocks 88.00%	Shares	Value (000)
Financials 15.22%
AIA Group Ltd.	40,985,700	$340,217
HDFC Bank Ltd.	7,804,100	237,169
HDFC Bank Ltd. (ADR)	498,647	51,655
Kotak Mahindra Bank Ltd.	6,186,048	111,334
Axis Bank Ltd.[1]	7,399,300	65,700
Axis Bank Ltd.[1,2,3,4]	3,222,055	26,034
Prudential PLC	3,810,265	68,089
Credit Suisse Group AG2	5,523,789	60,403
Other securities		411,019
		1,371,620

Industrials 13.93%
Airbus SE, non-registered shares	2,926,849	281,555
Yamato Holdings Co., Ltd.[2]	4,239,395	116,573
Rolls-Royce Holdings PLC[1]	10,833,188	114,606
Adani Ports & Special Economic Zone Ltd.	14,643,483	81,319
SMC Corp.[2]	266,100	80,325
Ryanair Holdings PLC (ADR)[1]	991,700	70,748
Melrose Industries PLC	33,132,733	69,196
Safran SA	549,000	66,298
Other securities		374,728
		1,255,348

Health care 12.21%
Novartis AG2	3,279,000	280,111
Shire PLC	3,360,150	195,726
Teva Pharmaceutical Industries Ltd. (ADR)	7,166,598	110,509
Grifols, SA, Class B, preferred nonvoting, non-registered shares	3,026,230	55,962
Grifols, SA, Class A, non-registered shares	881,000	23,116
Grifols, SA, Class B (ADR)	793,690	14,572
Fresenius SE & Co. KGaA[2]	1,819,000	88,503
Chugai Pharmaceutical Co., Ltd.[2]	1,434,500	83,302
Daiichi Sankyo Co., Ltd.[2]	2,160,000	69,011
Hikma Pharmaceuticals PLC	2,761,980	60,410
Other securities		118,954
		1,100,176

Consumer discretionary 10.25%
Alibaba Group Holding Ltd. (ADR)[1]	1,104,000	151,325
Galaxy Entertainment Group Ltd.	18,284,000	116,282
Kering SA	176,551	83,260
Hyundai Motor Co.[2]	682,393	72,333
Industria de Diseño Textil, SA	2,566,027	65,710
Ryohin Keikaku Co., Ltd.[2]	248,400	59,976
Other securities		374,282
		923,168

Consumer staples 6.67%
Pernod Ricard SA	929,337	152,584
Nestlé SA2	1,003,500	81,454
Kirin Holdings Co., Ltd.[2]	3,139,000	65,793
British American Tobacco PLC	1,862,200	59,339
Other securities		242,250
		601,420

Communication services 6.52%
Tencent Holdings Ltd.	4,992,087	200,181
SoftBank Group Corp.[2]	1,283,900	85,443
Nintendo Co., Ltd.[2]	216,239	57,577
Other securities		243,972
		587,173

American Funds Insurance Series	55

International Fund

Common stocks (continued)	Shares	Value (000)
Information technology 5.65%
Samsung Electronics Co., Ltd.[2]	4,945,950	$170,838
ASML Holding NV	507,174	79,703
Other securities		258,653
		509,194

Materials 5.65%
Asahi Kasei Corp.[2]	11,328,780	116,444
Vale SA, ordinary nominative (ADR)	6,875,266	90,685
Vale SA, ordinary nominative	102,481	1,348
Teck Resources Ltd., Class B	3,152,000	67,856
Other securities		232,548
		508,881

Utilities 5.31%
ENN Energy Holdings Ltd.	14,004,000	124,204
China Gas Holdings Ltd.	24,134,000	85,989
Ørsted AS2	1,235,208	82,426
Other securities		185,495
		478,114

Energy 4.58%
Royal Dutch Shell PLC, Class B	3,191,000	95,174
Royal Dutch Shell PLC, Class A	1,440,256	42,360
Other securities		274,769
		412,303

Real estate 2.01%
China Overseas Land & Investment Ltd.	19,930,217	68,466
Other securities		112,771
		181,237

Total common stocks (cost: $7,462,877,000)		7,928,634

Rights & warrants 0.14%
Financials 0.07%
Axis Bank Ltd., warrants, expire 2019[1,2]	2,466,000	6,664
Other securities		—
		6,664

Real estate 0.07%
Other securities		6,382

Total rights & warrants (cost: $13,714,000)		13,046

Bonds, notes & other debt instruments 0.87%	Principal amount (000)
Corporate bonds & notes 0.50%
Other 0.50%
Other securities		44,890

Total corporate bonds & notes		44,890

Bonds & notes of governments & government agencies outside the U.S. 0.37%
Other securities		33,018

Total bonds, notes & other debt instruments (cost: $70,215,000)		77,908

56	American Funds Insurance Series

International Fund

Short-term securities 10.84%	Principal amount (000)	Value (000)
Canadian Imperial Bank of Commerce 2.31%–2.50% due 1/22/2019–1/25/2019[4]	$100,000	$99,839
Federal Home Loan Bank 2.15%–2.41% due 1/2/2019–3/21/2019	314,475	313,688
Mizuho Bank, Ltd. 2.61% due 2/25/2019[4]	75,000	74,694
Siemens Capital Co. LLC 2.50% due 2/19/2019[4]	55,000	54,808
U.S. Treasury Bill 2.38% due 2/19/2019	125,000	124,608
Other securities		309,216

Total short-term securities (cost: $976,875,000)		976,853
Total investment securities 99.85% (cost: $8,523,681,000)		8,996,441
Other assets less liabilities 0.15%		13,669

Net assets 100.00%		$9,010,110

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

Contract amount				Unrealized depreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2018 (000)
USD39,858	INR2,825,000	Goldman Sachs	1/17/2019	$(525)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $2,613,221,000, which represented 29.00% of the net assets of the fund. This amount includes $2,569,796,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $462,479,000, which represented 5.13% of the net assets of the fund.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Axis Bank Ltd.	11/14/2017	$17,232	$26,034.29%

Key to abbreviations and symbol

ADR = American Depositary Receipts

INR = Indian rupees

USD/$ = U.S. dollars

See notes to financial statements

American Funds Insurance Series	57

New World Fund

Summary investment portfolio December 31, 2018

Common stocks 79.74%	Shares	Value (000)
Information technology 16.77%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	9,901,000	$72,104
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	400,000	14,764
PagSeguro Digital Ltd., Class A2	2,813,223	52,692
Broadcom Inc.	167,150	42,503
Temenos AG1	204,800	24,564
Microsoft Corp.	232,100	23,574
StoneCo Ltd., Class A2	1,275,126	23,513
Kingdee International Software Group Co. Ltd.	22,463,000	19,851
Keyence Corp.[1]	38,300	19,434
EPAM Systems, Inc.[2]	167,200	19,397
Visa Inc., Class A	132,000	17,416
Murata Manufacturing Co., Ltd.[1]	123,800	16,783
Other securities		158,420
		505,015

Financials 10.94%
HDFC Bank Ltd.	2,688,876	81,716
AIA Group Ltd.	6,477,600	53,770
B3 SA - Brasil, Bolsa, Balcao	6,435,200	44,515
IndusInd Bank Ltd.	906,300	20,761
Shriram Transport Finance Co. Ltd.	1,150,000	20,425
Sberbank of Russia PJSC (ADR)	1,551,500	17,004
Other securities		91,189
		329,380

Energy 9.73%
Reliance Industries Ltd.	11,548,513	185,473
Royal Dutch Shell PLC, Class B	1,284,000	38,296
Royal Dutch Shell PLC, Class A	68,628	2,019
LUKOIL Oil Co. PJSC (ADR)	303,000	21,658
Exxon Mobil Corp.	32,000	2,182
Other securities		43,261
		292,889

Consumer discretionary 9.40%
Alibaba Group Holding Ltd. (ADR)[2]	386,237	52,941
Sony Corp.[1]	767,000	37,102
General Motors Co.	542,000	18,130
Other securities		174,720
		282,893

Health care 8.35%
Yunnan Baiyao Group Co., Ltd., Class A1	2,730,912	29,419
BioMarin Pharmaceutical Inc.[2]	318,000	27,078
AstraZeneca PLC	268,500	20,099
Other securities		174,692
		251,288

Consumer staples 6.31%
British American Tobacco PLC	1,529,000	48,722
JBS SA, ordinary nominative	9,930,600	29,696
Nestlé SA1	258,196	20,958
Kweichow Moutai Co., Ltd., Class A1	225,899	19,388
Other securities		71,102
		189,866

58	American Funds Insurance Series

New World Fund

Common stocks	Shares	Value (000)
Communication services 5.74%
Alphabet Inc., Class C2	47,300	$48,984
Alphabet Inc., Class A2	16,900	17,660
Tencent Holdings Ltd.	591,600	23,723
Facebook, Inc., Class A2	162,200	21,263
Other securities		61,205
		172,835

Materials 5.59%
Vale SA, ordinary nominative	3,595,086	47,307
Vale SA, ordinary nominative (ADR)	395,000	5,210
First Quantum Minerals Ltd.	3,305,000	26,727
Other securities		89,219
		168,463

Industrials 4.49%
Azul SA, preference shares (ADR)[2]	866,446	23,992
Azul SA, preference shares[2]	838,500	7,788
Airbus SE, non-registered shares	280,229	26,957
Nidec Corp.[1]	151,400	17,171
Other securities		59,384
		135,292

Real estate 1.34%
American Tower Corp. REIT	176,800	27,968
Other securities		12,440
		40,408

Utilities 1.08%
Other securities		32,453

Total common stocks (cost: $2,216,498,000)		2,400,782

Rights & warrants 0.11%
Consumer staples 0.11%
Other securities		3,502

Total rights & warrants (cost: $3,452,000)		3,502

Bonds, notes & other debt instruments 3.09%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 2.61%
Other securities		78,507

Corporate bonds & notes 0.48%
Other 0.48%
Other securities		14,360

Total corporate bonds & notes		14,360

Total bonds, notes & other debt instruments (cost: $97,609,000)		92,867

Short-term securities 16.68%
American Honda Finance Corp. 2.35% due 1/10/2019	$25,000	24,983
ANZ New Zealand (International) Ltd. 2.72% due 3/13/2019[3]	20,000	19,893
Bank of Nova Scotia 2.62% due 2/19/2019[3]	50,000	49,820
Colgate-Palmolive Co. 2.39% due 1/14/2019[3]	20,000	19,981
Commonwealth Bank of Australia 2.50% due 1/23/2019[3]	49,600	49,522
ExxonMobil Corp. 2.38% due 1/8/2019	40,000	39,979
Federal Home Loan Bank 2.37% due 2/22/2019	95,500	95,169
Mizuho Bank, Ltd. 2.51% due 2/1/2019[3]	69,800	69,645

American Funds Insurance Series	59

New World Fund

Short-term securities (continued)	Principal amount (000)	Value (000)
Swedbank AB 2.56% due 2/1/2019	$88,900	$88,705
Toronto-Dominion Bank 2.39% due 1/7/2019[3]	21,100	21,090
Other securities		23,530

Total short-term securities (cost: $502,291,000)		502,317
Total investment securities 99.62% (cost: $2,819,850,000)		2,999,468
Other assets less liabilities 0.38%		11,411

Net assets 100.00%		$3,010,879

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2018 (000)
INR120,000	USD1,673	HSBC Bank	1/10/2019	$44
USD1,689	INR120,000	Citibank	1/10/2019	(28)
EUR590	USD672	Morgan Stanley	1/14/2019	5
USD674	EUR590	JPMorgan Chase	1/14/2019	(2)
INR112,350	USD1,565	HSBC Bank	1/15/2019	41
USD1,586	INR112,350	HSBC Bank	1/15/2019	(20)
EUR385	USD439	Morgan Stanley	1/18/2019	3
USD439	EUR385	HSBC Bank	1/18/2019	(3)
USD406	EUR320	Citibank	3/6/2019	37
EUR320	USD366	Morgan Stanley	3/6/2019	2
USD531	EUR415	Goldman Sachs	3/8/2019	53
USD323	EUR255	Goldman Sachs	3/8/2019	29
EUR670	USD767	Morgan Stanley	3/8/2019	5
USD1,397	EUR1,100	JPMorgan Chase	3/15/2019	128
EUR1,100	USD1,259	Morgan Stanley	3/15/2019	9
				$303

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $486,458,000, which represented 16.16% of the net assets of the fund. This amount includes $463,432,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $277,296,000, which represented 9.21% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts
EUR = Euros
INR = Indian rupees
USD/$ = U.S. dollars

See notes to financial statements

60	American Funds Insurance Series

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2018

Common stocks 94.94%	Shares	Value (000)
Health care 25.24%
AbbVie Inc.	6,711,500	$618,733
Abbott Laboratories	5,764,000	416,910
Amgen Inc.	1,416,510	275,752
Gilead Sciences, Inc.	3,761,212	235,264
Teva Pharmaceutical Industries Ltd. (ADR)	10,833,800	167,057
Medtronic PLC	900,000	81,864
UnitedHealth Group Inc.	211,000	52,564
Thermo Fisher Scientific Inc.	209,600	46,907
Other securities		132,401
		2,027,452

Information technology 13.45%
Microsoft Corp.	2,612,000	265,301
Intel Corp.	5,515,000	258,819
QUALCOMM Inc.	3,845,300	218,836
Broadcom Inc.	385,000	97,898
Texas Instruments Inc.	780,000	73,710
Mastercard Inc., Class A	337,000	63,575
Apple Inc.	400,000	63,096
Other securities		39,281
		1,080,516

Consumer staples 12.67%
Philip Morris International Inc.	3,349,900	223,639
Coca-Cola Co.	3,558,000	168,471
Altria Group, Inc.	2,872,800	141,888
Costco Wholesale Corp.	591,255	120,444
British American Tobacco PLC (ADR)	3,723,112	118,618
Kimberly-Clark Corp.	500,000	56,970
Kellogg Co.	792,000	45,152
PepsiCo, Inc.	400,000	44,192
Other securities		98,359
		1,017,733

Energy 9.44%
EOG Resources, Inc.	2,713,800	236,671
Exxon Mobil Corp.	2,699,800	184,099
Royal Dutch Shell PLC, Class B (ADR)	1,737,000	104,116
Halliburton Co.	2,844,730	75,613
Canadian Natural Resources, Ltd.	2,673,000	64,499
Noble Energy, Inc.	2,862,000	53,691
Other securities		39,514
		758,203

Communication services 9.11%
Alphabet Inc., Class A1	184,550	192,847
Alphabet Inc., Class C1	20,500	21,230
Verizon Communications Inc.	3,306,480	185,890
Facebook, Inc., Class A1	1,089,000	142,757
CBS Corp., Class B	2,886,400	126,194
Viacom Inc., Class B	2,435,136	62,583
		731,501

Industrials 8.56%
General Dynamics Corp.	1,206,000	189,595
CSX Corp.	2,726,000	169,366
Illinois Tool Works Inc.	650,000	82,349
Union Pacific Corp.	400,000	55,292

American Funds Insurance Series	61

Blue Chip Income and Growth Fund

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
United Technologies Corp.	500,000	$53,240
Northrop Grumman Corp.	174,300	42,686
Other securities		94,989
		687,517

Consumer discretionary 8.11%
Lowe’s Companies, Inc.	3,111,572	287,385
Marriott International, Inc., Class A	952,500	103,403
McDonald’s Corp.	500,000	88,785
General Motors Co.	1,752,800	58,631
Other securities		112,783
		650,987

Financials 4.89%
JPMorgan Chase & Co.	1,579,000	154,142
Charles Schwab Corp.	2,655,000	110,262
U.S. Bancorp	1,000,000	45,700
Other securities		82,299
		392,403

Materials 1.68%
Linde PLC	665,700	103,876
Other securities		31,028
		134,904

Other 1.79%
Other securities		143,876

Total common stocks (cost: $6,925,880,000)		7,625,092

Rights & warrants 0.05%
Financials 0.05%
Other securities		3,520

Total rights & warrants (cost: $10,088,000)		3,520

Short-term securities 4.85%	Principal amount (000)
Coca-Cola Co. 2.40% due 1/23/2019[2]	$15,000	14,976
Federal Home Loan Bank 2.33%–2.36% due 1/18/2019–2/14/2019	154,500	154,194
U.S. Treasury Bills 2.24%–2.38% due 1/2/2019–2/19/2019	99,300	99,160
Other securities		121,091

Total short-term securities (cost: $389,429,000)		389,421
Total investment securities 99.84% (cost: $7,325,397,000)		8,018,033
Other assets less liabilities 0.16%		13,239

Net assets 100.00%		$8,031,272

62	American Funds Insurance Series

Blue Chip Income and Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $54,948,000, which represented .68% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements

American Funds Insurance Series	63

Global Growth and Income Fund

Summary investment portfolio December 31, 2018

Common stocks 91.72%	Shares	Value (000)
Information technology 15.54%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	9,589,800	$69,838
Microsoft Corp.	416,000	42,253
Broadcom Inc.	145,500	36,998
Murata Manufacturing Co., Ltd.[1]	170,000	23,046
Apple Inc.	119,000	18,771
PagSeguro Digital Ltd., Class A2	998,752	18,707
Tableau Software, Inc., Class A2	104,000	12,480
ASML Holding NV	70,000	11,001
Halma PLC	610,000	10,605
Other securities		38,430
		282,129

Health care 11.07%
UnitedHealth Group Inc.	272,825	67,966
Merck & Co., Inc.	282,000	21,548
Hologic, Inc.[2]	400,000	16,440
Novartis AG1	148,000	12,643
AstraZeneca PLC	167,000	12,501
Boston Scientific Corp.[2]	351,000	12,404
Centene Corp.[2]	101,000	11,645
Other securities		45,961
		201,108

Financials 10.25%
AIA Group Ltd.	3,005,000	24,944
CME Group Inc., Class A	75,000	14,109
HDFC Bank Ltd.	444,000	13,493
DBS Group Holdings Ltd.	705,000	12,254
Blackstone Group LP	355,000	10,583
Ping An Insurance (Group) Co. of China, Ltd., Class H	1,195,000	10,553
Other securities		100,183
		186,119

Communication services 10.13%
Nintendo Co., Ltd.[1]	289,000	76,951
Alphabet Inc., Class A2	26,500	27,691
Alphabet Inc., Class C2	9,000	9,321
Vivendi SA	715,200	17,438
Other securities		52,538
		183,939

Industrials 9.89%
Airbus SE, non-registered shares	589,200	56,679
Boeing Co.	97,400	31,411
Safran SA	143,000	17,269
Lockheed Martin Corp.	45,000	11,783
CCR SA, ordinary nominative	4,025,000	11,631
Other securities		50,746
		179,519

Consumer discretionary 9.55%
Home Depot, Inc.	146,000	25,086
LVMH Moët Hennessy-Louis Vuitton SE	56,200	16,626
Carnival Corp., units	319,000	15,727
Alibaba Group Holding Ltd. (ADR)[2]	93,500	12,816
Daimler AG1	222,000	11,680
Norwegian Cruise Line Holdings Ltd.[2]	275,000	11,657
Other securities		79,751
		173,343

64	American Funds Insurance Series

Global Growth and Income Fund

Common stocks	Shares	Value (000)
Materials 6.53%
Vale SA, ordinary nominative	2,925,000	$38,489
Vale SA, ordinary nominative (ADR)	505,000	6,661
Other securities		73,399
		118,549

Energy 6.04%
Reliance Industries Ltd.	3,195,148	51,315
Royal Dutch Shell PLC, Class B	450,000	13,422
Galp Energia, SGPS, SA, Class B	708,000	11,190
Other securities		33,752
		109,679

Consumer staples 5.58%
Nestlé SA1	488,700	39,668
British American Tobacco PLC	937,000	29,858
Other securities		31,809
		101,335

Real estate 3.69%
MGM Growth Properties LLC REIT, Class A	676,200	17,858
Gaming and Leisure Properties, Inc. REIT	425,000	13,732
Other securities		35,494
		67,084

Utilities 3.45%
Ørsted AS1	491,552	32,802
Enel SPA[1]	2,780,000	16,066
Other securities		13,861
		62,729

Total common stocks (cost: $1,481,838,000)		1,665,533

Bonds, notes & other debt instruments 2.17%	Principal amount (000)
Corporate bonds & notes 2.17%
Communication services 1.87%
Sprint Corp. 7.25% 2021	$33,000	33,858

Health care 0.30%
Other securities		5,526

Total bonds, notes & other debt instruments (cost: $38,299,000)		39,384

Short-term securities 5.89%
BASF SE 2.50% due 1/11/2019[3]	15,000	14,989
Federal Home Loan Bank 2.15%–2.38% due 1/2/2019–2/19/2019	57,200	57,104
KfW 2.51% due 2/13/2019[3]	25,000	24,922
Other securities		9,999

Total short-term securities (cost: $107,023,000)		107,014
Total investment securities 99.78% (cost: $1,627,160,000)		1,811,931
Other assets less liabilities 0.22%		3,943

Net assets 100.00%		$1,815,874

American Funds Insurance Series	65

Global Growth and Income Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

				Unrealized
Contract amount				appreciation
Purchases	Sales		Settlement	at 12/31/2018
(000)	(000)	Counterparty	date	(000)
USD7,748	AUD10,500	Citibank	1/11/2019	$351

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $395,472,000, which represented 21.78% of the net assets of the fund. This amount includes $391,460,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $49,910,000, which represented 2.75% of the net assets of the fund.

Key to abbreviations and symbol

AUD = Australian dollars

ADR = American Depositary Receipts

USD/$ = U.S. dollars

See notes to financial statements

66	American Funds Insurance Series

Growth-Income Fund

Summary investment portfolio December 31, 2018

Common stocks 90.59%	Shares	Value (000)
Health care 15.91%
AbbVie Inc.	7,288,241	$671,903
UnitedHealth Group Inc.	2,286,268	569,555
Gilead Sciences, Inc.	7,114,800	445,031
Amgen Inc.	2,283,200	444,470
Abbott Laboratories	4,812,269	348,071
Merck & Co., Inc.	3,714,380	283,816
Cigna Corp.	1,277,418	242,607
Eli Lilly and Co.	1,567,600	181,403
Other securities		1,566,133
		4,752,989

Information technology 13.79%
Microsoft Corp.	9,710,500	986,297
Broadcom Inc.	1,985,134	504,780
Intel Corp.	9,945,900	466,761
Texas Instruments Inc.	3,188,582	301,321
Accenture PLC, Class A	1,490,900	210,232
QUALCOMM Inc.	3,500,275	199,201
Other securities		1,449,685
		4,118,277

Financials 11.01%
JPMorgan Chase & Co.	4,986,230	486,756
Bank of New York Mellon Corp.	6,217,700	292,667
CME Group Inc., Class A	1,464,600	275,521
Wells Fargo & Co.	5,210,100	240,081
Intercontinental Exchange, Inc.	3,183,555	239,817
Aon PLC, Class A	1,214,800	176,583
Berkshire Hathaway Inc., Class B1	814,500	166,305
Other securities		1,410,515
		3,288,245

Communication services 10.28%
Alphabet Inc., Class C1	348,784	361,204
Alphabet Inc., Class A1	317,250	331,514
Facebook, Inc., Class A1	4,975,927	652,294
Netflix, Inc.[1]	1,266,777	339,066
Verizon Communications Inc.	4,588,600	257,971
Twenty-First Century Fox, Inc., Class A	4,796,000	230,784
Comcast Corp., Class A	5,903,800	201,024
Other securities		695,140
		3,068,997

Industrials 9.19%
General Dynamics Corp.	2,033,000	319,608
Airbus SE, non-registered shares	2,559,564	246,223
BWX Technologies, Inc.[2]	5,290,948	202,273
Textron Inc.	3,831,077	176,191
Other securities		1,800,478
		2,744,773

Consumer staples 8.91%
Coca-Cola Co.	8,433,100	399,307
Philip Morris International Inc.	3,686,270	246,095
British American Tobacco PLC	6,830,460	217,653
British American Tobacco PLC (ADR)	479,440	15,275
Pernod Ricard SA	1,233,233	202,480
Other securities		1,579,033
		2,659,843

American Funds Insurance Series	67

Growth-Income Fund

Common stocks (continued)	Shares	Value (000)
Energy 6.84%
Exxon Mobil Corp.	5,277,700	$359,886
Chevron Corp.	2,725,900	296,551
EOG Resources, Inc.	2,406,800	209,897
Enbridge Inc. (CAD denominated)	5,120,559	159,071
Enbridge Inc. (CAD denominated)[3]	1,340,553	41,644
Other securities		974,704
		2,041,753

Consumer discretionary 6.35%
Amazon.com, Inc.[1]	350,400	526,290
Lowe’s Companies, Inc.	2,000,000	184,720
Other securities		1,184,040
		1,895,050

Materials 4.69%
Celanese Corp.	3,329,233	299,531
Vale SA, ordinary nominative (ADR)	14,557,884	192,018
Vale SA, ordinary nominative	3,570,848	46,988
DowDuPont Inc.	3,404,500	182,073
Linde PLC	1,152,000	179,758
International Flavors & Fragrances Inc.	1,267,500	170,187
Other securities		330,092
		1,400,647

Real estate 1.79%
Crown Castle International Corp. REIT	1,827,000	198,467
Other securities		337,258
		535,725

Utilities 1.68%
Sempra Energy	1,840,000	199,070
Other securities		303,746
		502,816

Mutual funds 0.15%
Other securities		45,729

Total common stocks (cost: $22,571,835,000)		27,054,844

Convertible stocks 0.13%
Real estate 0.13%
Other securities		38,828

Total convertible stocks (cost: $39,390,000)		38,828

Convertible bonds 0.09%	Principal amount (000)
Energy 0.09%
Other securities		27,617

Total convertible bonds (cost: $43,359,000)		27,617

Short-term securities 9.11%
Chevron Corp. 2.50% due 2/11/2019[3]	$30,000	29,913
Coca-Cola Co. 2.27% due 1/3/2019[3]	20,000	19,996
ExxonMobil Corp. 2.46% due 2/5/2019	100,000	99,752
Federal Home Loan Bank 2.20%–2.41% due 1/4/2019–3/26/2019	1,219,600	1,215,496
General Dynamics Corp. 2.52% due 1/10/2019[3]	45,000	44,970

68	American Funds Insurance Series

Growth-Income Fund

Short-term securities	Principal amount (000)	Value (000)
Merck & Co. Inc. 2.35%–2.50% due 1/29/2019–2/27/2019[3]	$126,900	$126,512
U.S. Treasury Bills 2.27%–2.43% due 1/17/2019–5/2/2019	672,600	669,783
Other securities		513,291

Total short-term securities (cost: $2,719,773,000)		2,719,713
Total investment securities 99.92% (cost: $25,374,357,000)		29,841,002
Other assets less liabilities 0.08%		23,133

Net assets 100.00%		$29,864,135

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,082,559,000, which represented 3.62% of the net assets of the fund. This amount includes $974,212,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holding is shown in the summary investment portfolio. Further details on this holding and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliate at 12/31/2018 (000)
Common stocks 0.68%
Industrials 0.68%
BWX Technologies, Inc.	4,772,174	518,774	—	5,290,948	$ —	$(116,886)	$ 3,182	$ 202,273

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $706,416,000, which represented 2.37% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

See notes to financial statements

American Funds Insurance Series	69

International Growth and Income Fund

Summary investment portfolio December 31, 2018

Common stocks 89.17%	Shares	Value (000)
Financials 18.67%
HDFC Bank Ltd.	1,228,800	$37,344
Zurich Insurance Group AG1	92,200	27,498
AIA Group Ltd.	1,833,000	15,215
KB Financial Group Inc.[1]	356,500	14,918
Swedbank AB, Class A1	611,000	13,631
GT Capital Holdings, Inc.[1]	733,589	13,598
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,486,950	13,591
Prudential PLC	738,000	13,188
Banco Santander, SA	2,611,538	11,888
Sumitomo Mitsui Financial Group, Inc.[1]	308,000	10,218
Other securities		78,569
		249,658

Health care 13.34%
Shire PLC	927,000	53,997
Novartis AG1	426,145	36,404
Fresenius SE & Co. KGaA[1]	551,600	26,838
Daiichi Sankyo Co., Ltd.[1]	561,000	17,924
Teva Pharmaceutical Industries Ltd. (ADR)	662,000	10,208
Other securities		33,003
		178,374

Industrials 8.49%
Airbus SE, non-registered shares	253,960	24,430
Shanghai International Airport Co., Ltd., Class A1	2,855,033	21,203
ASSA ABLOY AB, Class B1	681,100	12,151
Adani Ports & Special Economic Zone Ltd.	2,008,779	11,155
Airports of Thailand PCL, foreign registered[1]	5,250,000	10,333
Other securities		34,231
		113,503

Energy 7.09%
Royal Dutch Shell PLC, Class A	1,933,691	56,872
Royal Dutch Shell PLC, Class B	138,000	4,116
TOTAL SA	399,350	21,130
Other securities		12,695
		94,813

Materials 7.06%
Rio Tinto PLC	874,100	41,557
Vale SA, ordinary nominative (ADR)	1,386,000	18,281
Yara International ASA[1]	343,000	13,223
Other securities		21,347
		94,408

Real estate 7.04%
Sun Hung Kai Properties Ltd.	2,227,000	31,739
CK Asset Holdings Ltd.	3,939,348	28,826
Daito Trust Construction Co., Ltd.[1]	95,500	13,077
China Resources Land Ltd.	3,162,000	12,155
Other securities		8,396
		94,193

Consumer staples 7.04%
British American Tobacco PLC	1,075,402	34,268
Pernod Ricard SA	128,650	21,123
Coca-Cola Icecek AS, Class C	2,631,000	15,351
Imperial Brands PLC	316,016	9,574
Other securities		13,864
		94,180

70	American Funds Insurance Series

International Growth and Income Fund

Common stocks	Shares	Value (000)
Communication services 6.31%
Tencent Holdings Ltd.	440,700	$17,672
BT Group PLC	4,859,461	14,748
Yandex NV, Class A2	470,000	12,855
Other securities		39,178
		84,453

Utilities 6.08%
Ørsted AS1	441,200	29,441
ENN Energy Holdings Ltd.	1,658,000	14,705
Naturgy Energy Group, SA	400,000	10,202
Other securities		26,923
		81,271

Consumer discretionary 4.49%
LVMH Moët Hennessy-Louis Vuitton SE	48,000	14,200
EssilorLuxottica	105,000	13,288
Other securities		32,513
		60,001

Information technology 3.56%
Samsung Electronics Co., Ltd.[1]	417,500	14,421
Tokyo Electron Ltd.[1]	96,500	11,004
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	1,464,000	10,662
Other securities		11,493
		47,580

Total common stocks (cost: $1,222,804,000)		1,192,434

Bonds, notes & other debt instruments 1.14%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 0.61%
Other securities		8,169

Corporate bonds & notes 0.53%
Other 0.53%
Other securities		7,102

Total corporate bonds & notes		7,102

Total bonds, notes & other debt instruments (cost: $15,574,000)		15,271

Short-term securities 9.40%
BASF SE 2.62% due 2/5/2019[3]	$10,000	9,975
Federal Home Loan Bank 2.22%–2.41% due 1/2/2019–3/21/2019	49,700	49,556
KfW 2.43% due 1/11/2019[3]	23,200	23,183
L’Oréal USA, Inc. 2.50% due 1/16/2019[3]	10,000	9,989
National Rural Utilities Cooperative Finance Corp. 2.50% due 2/6/2019	18,100	18,054
Siemens Capital Corp. 2.50% due 1/16/2019[3]	15,000	14,984

Total short-term securities (cost: $125,744,000)		125,741
Total investment securities 99.71% (cost: $1,364,122,000)		1,333,446
Other assets less liabilities 0.29%		3,812

Net assets 100.00%		$1,337,258

American Funds Insurance Series	71

International Growth and Income Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $410,893,000, which represented 30.73% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $59,763,000, which represented 4.47% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements

72	American Funds Insurance Series

Capital Income Builder

Summary investment portfolio December 31, 2018

Common stocks 68.05%	Shares	Value (000)
Financials 10.16%
CME Group Inc., Class A	73,016	$13,736
Zurich Insurance Group AG1	23,867	7,118
Wells Fargo & Co.	148,000	6,820
Sampo Oyj, Class A1	130,569	5,747
Svenska Handelsbanken AB, Class A1	475,408	5,274
DBS Group Holdings Ltd.	293,600	5,103
Other securities		24,783
		68,581

Consumer staples 9.24%
Philip Morris International Inc.	145,220	9,695
Coca-Cola Co.	177,700	8,414
Diageo PLC	233,000	8,301
Altria Group, Inc.	150,370	7,427
British American Tobacco PLC	189,300	6,032
Nestlé SA1	69,277	5,623
Other securities		16,929
		62,421

Information technology 8.94%
Broadcom Inc.	47,700	12,129
Microsoft Corp.	99,520	10,108
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	1,277,800	9,306
Intel Corp.	176,700	8,292
QUALCOMM Inc.	140,900	8,019
Other securities		12,493
		60,347

Real estate 7.81%
Crown Castle International Corp. REIT	118,400	12,862
American Tower Corp. REIT	68,369	10,815
Link Real Estate Investment Trust REIT	582,500	5,899
Other securities		23,132
		52,708

Energy 6.62%
Enbridge Inc. (CAD denominated)	335,970	10,437
Royal Dutch Shell PLC, Class B	321,740	9,596
Royal Dutch Shell PLC, Class B (ADR)	8,500	509
Royal Dutch Shell PLC, Class A	101	3
Williams Companies, Inc.	231,200	5,098
Chevron Corp.	22,600	2,459
Other securities		16,621
		44,723

Communication services 6.02%
Vodafone Group PLC	5,377,800	10,481
Verizon Communications Inc.	119,950	6,743
Koninklijke KPN NV	2,175,375	6,381
HKT Trust and HKT Ltd., units	3,699,240	5,329
Other securities		11,749
		40,683

Health care 5.69%
AstraZeneca PLC	105,100	7,867
AstraZeneca PLC (ADR)	145,100	5,511
Johnson & Johnson	60,200	7,769
Pfizer Inc.	158,900	6,936
Other securities		10,313
		38,396

American Funds Insurance Series	73

Capital Income Builder

Common stocks (continued)	Shares	Value (000)
Utilities 5.52%
Edison International	135,100	$7,670
Enel SPA[1]	1,284,246	7,422
SSE PLC	477,689	6,585
Other securities		15,588
		37,265

Consumer discretionary 3.52%
Las Vegas Sands Corp.	154,300	8,031
Other securities		15,747
		23,778

Industrials 3.12%
Airbus SE, non-registered shares	73,714	7,091
Boeing Co.	17,900	5,773
Other securities		8,208
		21,072

Materials 1.41%
Other securities		9,546

Total common stocks (cost: $480,374,000)		459,520

Rights & warrants 0.00%
Energy 0.00%
Other securities		—

Total rights & warrants (cost: $1,000)		—

Convertible stocks 0.91%
Utilities 0.61%
Other securities		4,128

Real estate 0.30%
Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	1,900	1,999

Total convertible stocks (cost: $6,292,000)		6,127

Bonds, notes & other debt instruments 24.91%	Principal amount (000)
U.S. Treasury bonds & notes 13.84%
U.S. Treasury 13.02%
U.S. Treasury 1.625% 2022	$6,050	5,872
U.S. Treasury 2.00% 2022	15,000	14,741
U.S. Treasury 2.125% 2022	8,800	8,681
U.S. Treasury 2.00% 2025	13,200	12,729
U.S. Treasury 2.00% 2026	7,500	7,160
U.S. Treasury, principal only, 0% 2047	12,400	5,188
U.S. Treasury 1.75%–3.13% 2021–2048[2]	33,658	33,580
		87,951

U.S. Treasury inflation-protected securities 0.82%
U.S. Treasury Inflation-Protected Security 0.625% 2023[3]	5,599	5,512

Total U.S. Treasury bonds & notes		93,463

74	American Funds Insurance Series

Capital Income Builder

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Mortgage-backed obligations 6.96%
Federal agency mortgage-backed obligations 6.72%
Fannie Mae 4.00% 2047[4]	$9,196	$9,385
Fannie Mae 4.50% 2048[4,5]	6,846	7,099
Fannie Mae 4.50% 2048[4]	5,816	6,033
Fannie Mae 4.50% 2048[4]	5,689	5,901
Fannie Mae 3.50%–4.00% 2046–2049[4,5]	2,344	2,382
Government National Mortgage Assn. 4.30%–6.87% 2049–2063[4,5]	7,553	7,817
Other securities		6,759
		45,376

Collateralized mortgage-backed obligations (privately originated) 0.24%
Other securities		1,582

Total mortgage-backed obligations		46,958

Corporate bonds & notes 3.97%
Financials 0.98%
CME Group Inc. 4.15% 2048	100	102
Wells Fargo & Co. 3.55%–4.60% 2021–2023	600	606
Other securities		5,886
		6,594

Utilities 0.83%
Enel Finance International SA 3.625% 2027[6]	215	190
Southern California Edison Co. 4.65% 2043	100	101
Other securities		5,297
		5,588

Health care 0.54%
AstraZeneca PLC 3.38%–3.50% 2023–2025	470	463
Other securities		3,196
		3,659

Communication services 0.38%
Verizon Communications Inc. 4.329% 2028	312	314
Vodafone Group PLC 3.75%–5.25% 2024–2048	600	582
Other securities		1,668
		2,564

Consumer staples 0.36%
Philip Morris International Inc. 2.63%–3.60% 2022–2023	273	265
Other securities		2,203
		2,468

Energy 0.26%
Shell International Finance BV 3.50% 2023	100	101
Other securities		1,629
		1,730

Information technology 0.04%
Broadcom Ltd. 3.50%–3.88% 2027–2028	328	291

Other 0.58%
Other securities		3,923

Total corporate bonds & notes		26,817

American Funds Insurance Series	75

Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations 0.14%
Other securities		$967

Total bonds, notes & other debt instruments (cost: $169,549,000)		168,205

Short-term securities 6.79%
Chevron Corp. 2.39% due 1/28/2019[6]	$10,000	9,981
Federal Home Loan Bank 2.33%–2.38% due 1/18/2019–2/21/2019	22,200	22,140
National Rural Utilities Cooperative Finance Corp. 2.52% due 1/31/2019	9,600	9,579
Pfizer Inc. 2.31% due 1/15/2019[6]	4,200	4,196

Total short-term securities (cost: $45,898,000)		45,896
Total investment securities 100.66% (cost: $702,114,000)		679,748
Other assets less liabilities (0.66)%		(4,468)

Net assets 100.00%		$675,280

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

						Unrealized
						appreciation
				Notional	Value at	(depreciation)
		Number of		amount[7]	12/31/2018[8]	at 12/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
90 Day Euro Dollar Futures	Long	100	December 2019	$25,000	$24,338	$151
2 Year U.S. Treasury Note Futures	Long	49	April 2019	9,800	10,403	67
5 Year U.S. Treasury Note Futures	Long	988	April 2019	98,800	113,311	1,810
10 Year Ultra U.S. Treasury Note Futures	Short	473	March 2019	(47,300)	(61,527)	(1,820)
20 Year U.S. Treasury Bond Futures	Long	64	March 2019	6,400	9,344	439
30 Year Ultra U.S. Treasury Bond Futures	Short	26	March 2019	(2,600)	(4,177)	(218)
						$429

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $77,218,000, which represented 11.43% of the net assets of the fund. This amount includes $76,827,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $284,000, which represented .04% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $23,524,000, which represented 3.48% of the net assets of the fund.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

76	American Funds Insurance Series

Capital Income Builder

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

TBA = To-be-announced

See notes to financial statements

American Funds Insurance Series	77

Asset Allocation Fund

Summary investment portfolio December 31, 2018

Common stocks 58.94%	Shares	Value (000)
Information technology 13.64%
Microsoft Corp.	6,500,000	$660,205
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	14,016,000	517,331
Broadcom Inc.	1,995,000	507,289
VeriSign, Inc.[1]	2,000,000	296,580
ASML Holding NV (New York registered)	1,865,000	290,231
Intel Corp.	5,820,000	273,133
Intuit Inc.	1,100,000	216,535
Visa Inc., Class A	1,032,000	136,162
Other securities		230,164
		3,127,630

Health care 11.11%
UnitedHealth Group Inc.	2,016,300	502,301
Johnson & Johnson	3,472,000	448,062
Cigna Corp.	1,689,540	320,877
Humana Inc.	965,000	276,453
AbbVie Inc.	2,675,300	246,636
Merck & Co., Inc.	2,420,300	184,935
Bluebird Bio, Inc.[1]	1,617,100	160,416
Other securities		406,972
		2,546,652

Financials 9.49%
Chubb Ltd.	2,450,000	316,491
Arch Capital Group Ltd.[1]	8,595,000	229,658
First Republic Bank	2,580,000	224,202
Wells Fargo & Co.	3,500,000	161,280
JPMorgan Chase & Co.	1,600,000	156,192
Bank of America Corp.	6,000,000	147,840
CME Group Inc., Class A	738,200	138,870
Citigroup Inc.	2,500,000	130,150
Other securities		670,432
		2,175,115

Industrials 4.39%
Boeing Co.	1,140,000	367,650
Northrop Grumman Corp.	1,249,400	305,978
Lockheed Martin Corp.	847,200	221,831
Other securities		111,429
		1,006,888

Energy 4.17%
Noble Energy, Inc.	10,500,000	196,980
Cenovus Energy Inc.	27,000,000	189,862
Royal Dutch Shell PLC, Class B (ADR)	2,745,000	164,535
Other securities		404,961
		956,338

Consumer discretionary 3.94%
Home Depot, Inc.	1,125,000	193,297
Amazon.com, Inc.[1]	103,000	154,703
General Motors Co.	4,100,000	137,145
VF Corp.	1,600,000	114,144
Other securities		304,124
		903,413

78	American Funds Insurance Series

Asset Allocation Fund

Common stocks	Shares	Value (000)
Communication services 3.70%
Comcast Corp., Class A	7,550,000	$257,077
Facebook, Inc., Class A1	1,332,000	174,612
Verizon Communications Inc.	2,040,000	114,689
Other securities		301,633
		848,011

Consumer staples 3.52%
Philip Morris International Inc.	5,430,000	362,507
Nestlé SA2	3,242,230	263,173
Nestlé SA (ADR)	900,000	72,864
Other securities		109,682
		808,226

Materials 3.23%
DowDuPont Inc.	7,753,100	414,636
Other securities		324,972
		739,608

Utilities 0.94%
CMS Energy Corp.	2,284,700	113,435
Other securities		102,464
		215,899

Real estate 0.81%
Other securities		184,779

Total common stocks (cost: $10,995,856,000)		13,512,559

Rights & warrants 0.00%
Other 0.00%
Other securities		242

Total rights & warrants (cost: $70,000)		242

Convertible stocks 0.03%
Industrials 0.03%
Other securities		6,074

Total convertible stocks (cost: $4,800,000)		6,074

Convertible bonds 0.00%	Principal amount (000)
Communication services 0.00%
Other securities		1,272

Bonds, notes & other debt instruments 28.92%
U.S. Treasury bonds & notes 12.30%
U.S. Treasury 9.54%
U.S. Treasury 1.50% 2019	$400,000	399,688
U.S. Treasury 1.25% 2020[3]	298,117	293,842
U.S. Treasury 1.625% 2020	125,000	123,238
U.S. Treasury 2.25% 2027	126,075	122,452
U.S. Treasury 1.13%–4.75% 2019–2048[3]	1,260,397	1,247,301
		2,186,521

American Funds Insurance Series	79

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities 2.76%
U.S. Treasury Inflation-Protected Security 0.625% 2024[4]	$221,289	$217,968
U.S. Treasury Inflation-Protected Security 1.375% 2044[3,4]	139,180	144,107
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2021–2047[4]	283,125	271,873
		633,948

Total U.S. Treasury bonds & notes		2,820,469

Corporate bonds & notes 9.97%
Energy 1.60%
Other securities		367,218

Financials 1.56%
ACE INA Holdings Inc. 2.30%–4.35% 2020–2045	6,905	6,864
Other securities		349,954
		356,818

Health care 1.52%
AbbVie Inc. 4.25%–4.88% 2028–2048	11,404	10,435
Cigna Corp. 3.40%–4.90% 2021–2048[5]	18,585	18,521
Johnson & Johnson 2.45% 2026	5,285	4,970
Other securities		315,654
		349,580

Communication services 1.07%
Comcast Corp. 2.35%–4.70% 2025–2048	24,439	24,085
NBCUniversal Enterprise, Inc. 1.974% 2019[5]	100	100
Other securities		220,154
		244,339

Materials 0.73%
Dow Chemical Co. 4.55% 2025[5]	8,394	8,556
DowDuPont Inc. 4.21%–4.73% 2023–2028	16,125	16,632
Other securities		142,841
		168,029

Industrials 0.63%
Lockheed Martin Corp. 2.50%–3.55% 2020–2026	10,050	9,962
Northrop Grumman Corp. 2.93%–3.25% 2025–2028	8,140	7,676
Other securities		127,441
		145,079

Consumer staples 0.59%
Nestle Holdings, Inc. 3.50% 2025[5]	4,500	4,526
Philip Morris International Inc. 1.88%–4.25% 2020–2044	15,405	14,816
Other securities		116,177
		135,519

Information technology 0.29%
Broadcom Ltd. 3.00%–3.63% 2022–2028	6,277	5,582
Microsoft Corp. 4.10%–4.20% 2035–2037	7,000	7,268
Other securities		52,778
		65,628

Other 1.98%
Other securities		454,358

Total corporate bonds & notes		2,286,568

80	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Mortgage-backed obligations 5.75%
Federal agency mortgage-backed obligations 5.59%
Fannie Mae 0%–7.50% 2021–2049[6,7,8]	$576,633	$585,310
Freddie Mac 3.00%–6.50% 2037–2049[6,8]	309,698	312,698
Other securities		383,453
		1,281,461

Other 0.16%
Other securities		37,382

Total mortgage-backed obligations		1,318,843

Federal agency bonds & notes 0.07%
Fannie Mae 1.88%–2.00% 2022–2026	16,000	15,031

Other 0.83%
Other securities		190,115

Total bonds, notes & other debt instruments (cost: $6,771,429,000)		6,631,026

Short-term securities 13.60%
Federal Home Loan Bank 2.13%–2.41% due 1/2/2019–3/15/2019	1,506,150	1,501,682
Merck & Co. Inc. 2.37%–2.50% due 1/23/2019–2/27/2019[5]	149,000	148,526
U.S. Treasury Bills 2.12%–2.38% due 1/15/2019–3/7/2019	660,200	658,327
United Parcel Service Inc. 2.34%–2.40% due 1/14/2019–1/22/2019[5]	175,000	174,804
Other securities		633,289

Total short-term securities (cost: $3,116,790,000)		3,116,628
Total investment securities 101.49% (cost: $20,890,335,000)		23,267,801
Other assets less liabilities (1.49)%		(342,350)

Net assets 100.00%		$22,925,451

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities“ also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $43,203,000, which represented ..19% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $30,904,000, an aggregate cost of $36,241,000, and which represented .13% of the net assets of the fund) were acquired from 9/26/2013 to 11/16/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

American Funds Insurance Series	81

Asset Allocation Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[9]	Value at 12/31/2018 (000)	[10]	Unrealized appreciation (depreciation) at 12/31/2018 (000)
2 Year U.S. Treasury Note Futures	Long	2,898	April 2019	$579,600		$615,282		$2,012
5 Year U.S. Treasury Note Futures	Long	1,317	April 2019	131,700		151,043		2,659
10 Year U.S. Treasury Note Futures	Long	817	March 2019	81,700		99,687		1,364
10 Year Ultra U.S. Treasury Note Futures	Short	211	March 2019	(21,100)			(27,447)	(874)
								$5,161

Swap contracts

Interest rate swaps

					Upfront	Unrealized
				Value at	payments/	depreciation
		Expiration	Notional	12/31/2018	receipts	at 12/31/2018
Receive	Pay	date	(000)	(000)	(000)	(000)
1.6365%	3-month USD-LIBOR	10/16/2019	$124,000	$(1,066)	$—	$(1,066)
U.S. EFFR	2.4435%	12/20/2023	17,844	(137)	—	(137)
U.S. EFFR	2.45375%	12/20/2023	159,848	(1,304)	—	(1,304)
U.S. EFFR	2.4225%	12/24/2023	73,206	(490)	—	(490)
3-month USD-LIBOR	2.945%	10/16/2044	28,000	(560)	—	(560)
					$—	$(3,557)

82	American Funds Insurance Series

Asset Allocation Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning			Ending	Net	Net	Dividend	Value of
	shares or			shares or	realized	unrealized	or interest	affiliates at
	principal			principal	gain	depreciation	income	12/31/2018
	amount	Additions	Reductions	amount	(000)	(000)	(000)	(000)
Common stocks 0.59%
Energy 0.14%
Weatherford International PLC[1]	56,000,000	4,000,000	—	60,000,000	$—	$(210,215)	$—	$33,540

Consumer discretionary 0.45%
Dillard’s, Inc., Class A (USA)[11]	807,618	892,382	—	1,700,000	—	(9,607)	562	102,527

Total common stocks								136,067

Bonds, notes & other debt instruments 0.08%
Energy 0.08%
Weatherford International PLC 4.50% 2022	$2,670,000	$3,695,000	—	$6,365,000	—	(1,890)	340	3,755
Weatherford International PLC 8.25% 2023	$5,500,000	$300,000	—	$5,800,000	—	(2,350)	484	3,523
Weatherford International PLC 9.875% 2024	—	$1,000,000	—	$1,000,000	—	(391)	86	620
Weatherford International PLC 9.875% 2025[5]	—	$2,550,000	—	$2,550,000	—	(973)	214	1,562
Weatherford International PLC 6.50% 2036	$7,595,000	—	—	$7,595,000	—	(2,323)	519	3,987
Weatherford International PLC 6.75% 2040	$7,825,000	—	—	$7,825,000	—	(2,412)	553	4,069
								17,516
Total 0.67%					$—	$(230,161)	$2,758	$153,583

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $396,462,000, which represented 1.73% of the net assets of the fund. This amount includes $369,780,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $10,162,000, which represented .04% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,612,443,000, which represented 7.03% of the net assets of the fund.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Coupon rate may change periodically.
[8]	Purchased on a TBA basis.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.
[11]	This security was an unaffiliated issuer in its initial period of acquisition at 12/31/2017; it was not publicly disclosed.

Key to abbreviations and symbol

ADR = American Depositary Receipts

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements

American Funds Insurance Series	83

Global Balanced Fund

Summary investment portfolio December 31, 2018

Common stocks 56.65%	Shares	Value (000)
Information technology 11.31%
ASML Holding NV	35,800	$5,626
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	732,000	5,331
Microsoft Corp.	48,500	4,926
PagSeguro Digital Ltd., Class A2	220,528	4,130
Broadcom Inc.	15,150	3,852
Temenos AG1	25,000	2,999
Keyence Corp.[1]	4,400	2,233
Intel Corp.	44,000	2,065
Other securities		10,273
		41,435

Financials 8.12%
JPMorgan Chase & Co.	48,270	4,712
HSBC Holdings PLC (GBP denominated)	539,633	4,449
Berkshire Hathaway Inc., Class A2	12	3,672
B3 SA - Brasil, Bolsa, Balcao	376,000	2,601
HDFC Bank Ltd. (ADR)	21,605	2,238
Credicorp Ltd.	10,050	2,228
Wells Fargo & Co.	47,900	2,207
AIA Group Ltd.	250,000	2,075
Other securities		5,545
		29,727

Health care 7.49%
Merck & Co., Inc.	66,870	5,110
Humana Inc.	16,330	4,678
UnitedHealth Group Inc.	8,985	2,238
Other securities		15,420
		27,446

Industrials 6.81%
Boeing Co.	15,250	4,918
Edenred SA	65,000	2,391
Other securities		17,629
		24,938

Energy 4.95%
ConocoPhillips	56,006	3,492
Royal Dutch Shell PLC, Class B	114,200	3,406
LUKOIL Oil Co. PJSC (ADR)	39,800	2,845
Enbridge Inc. (CAD denominated)	62,117	1,929
Enbridge Inc. (CAD denominated)[3]	16,157	502
TOTAL SA	45,200	2,391
Other securities		3,564
		18,129

Consumer staples 4.85%
Nestlé SA1	45,300	3,677
Philip Morris International Inc.	50,800	3,391
British American Tobacco PLC	78,900	2,514
Coca-Cola European Partners PLC	48,000	2,201
Other securities		5,994
		17,777

Consumer discretionary 4.05%
Amazon.com, Inc.[2]	2,500	3,755
Ocado Group PLC[2]	259,500	2,613
Other securities		8,465
		14,833

84	American Funds Insurance Series

Global Balanced Fund

Common stocks	Shares		Value (000)
Materials 3.54%
DowDuPont Inc.		40,738	$2,179
Linde PLC[1]		13,706	2,176
Randgold Resources Ltd.[1]		25,000	2,068
Other securities			6,530
			12,953

Communication services 2.21%
Nintendo Co., Ltd.[1]		21,300	5,671
Other securities			2,412
			8,083

Real estate 1.91%
Link Real Estate Investment Trust REIT		211,697	2,144
Other securities			4,838
			6,982

Utilities 1.41%
Ørsted AS1		33,800	2,255
ENN Energy Holdings Ltd.		232,000	2,058
Other securities			839
			5,152

Total common stocks (cost: $181,317,000)			207,455

Bonds, notes & other debt instruments 36.97%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 16.15%
Canada 1.00%–2.25% 2022–2025	C$	2,000	1,484
Japan, Series 395, 0.10% 2020		¥251,100	2,301
Japan, Series 346, 0.10% 2027		380,450	3,529
Japan 0.10%–1.70% 2020–2046[4]		1,018,875	9,836
Poland (Republic of) 3.25%–5.75% 2020–2025	PLN	14,140	4,068
United Mexican States 5.75%–10.00% 2020–2042	MXN	63,500	2,995
United Mexican States 4.15%–4.60% 2027–2046		$600	565
Other securities			34,368
			59,146

U.S. Treasury bonds & notes 12.50%
U.S. Treasury 10.13%
U.S. Treasury 2.875% 2021		2,250	2,276
U.S. Treasury 1.625% 2022		2,850	2,766
U.S. Treasury 2.875% 2023		2,250	2,288
U.S. Treasury 2.25% 2027		2,800	2,711
U.S. Treasury 2.875% 2028[5]		2,170	2,205
U.S. Treasury 1.00%–3.13% 2019–2046[5]		25,142	24,843
			37,089

U.S. Treasury inflation-protected securities 2.37%
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2022–2044[4]		8,962	8,681

Total U.S. Treasury bonds & notes			45,770

Corporate bonds & notes 6.43%
Financials 1.61%
Banco Nacional de Comercio Exterior SNC 3.80% 2026 (UST Yield Curve Rate T Note Constant Maturity 5 year + 3.00% on 8/11/2021)[3,6]		200	191
Berkshire Hathaway Inc. 3.00% 2022		75	75
HSBC Holdings PLC 3.375% 2024 (5 year EURO Mid Swap + 1.95% on 1/10/2019)[6]		€100	115
HSBC Holdings PLC 3.03%–4.29% 2023–2026[6]		$650	633

American Funds Insurance Series	85

Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds & notes (continued)
Financials (continued)
JPMorgan Chase & Co. 2.55%–6.75% 2021–2049[6]		$389	$387
JPMorgan Chase Bank NA (3-month USD-LIBOR + 0.34%) 2.848% 2021[7]		300	297
Other securities			4,193
			5,891

Utilities 0.98%
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023		72	72
Other securities			3,539
			3,611

Health care 0.92%
Humana Inc. 3.15% 2022		100	98
Other securities			3,277
			3,375

Consumer discretionary 0.56%
Amazon.com, Inc. 2.80%–3.15% 2024–2027		220	213
Other securities			1,826
			2,039

Energy 0.53%
Petróleos Mexicanos 7.47% 2026	MXN	4,000	150
Petróleos Mexicanos 6.35%–6.50% 2027–2048		$487	408
Shell International Finance BV 3.50% 2023		330	334
Other securities			1,035
			1,927

Information technology 0.31%
Broadcom Ltd. 3.875% 2027		190	171
Microsoft Corp. 2.40%–3.30% 2026–2027		652	630
Other securities			338
			1,139

Other 1.52%
Other securities			5,550

Total corporate bonds & notes			23,532

Mortgage-backed obligations 1.89%
Federal agency mortgage-backed obligations 1.18%
Fannie Mae 4.00%–4.50% 2041–2049[8,9]		3,775	3,871
Other securities			474
			4,345

Other 0.71%
Other securities			2,591

Total mortgage-backed obligations			6,936

Total bonds, notes & other debt instruments (cost: $138,335,000)			135,384

86	American Funds Insurance Series

Global Balanced Fund

Short-term securities 6.99%	Principal amount (000)	Value (000)
Canada Bill 2.32% due 1/3/2019	$6,000	$6,000
Federal Home Loan Bank 2.15%–2.39% due 1/2/2019–1/22/2019	9,600	9,592
National Rural Utilities Cooperative Finance Corp. 2.55% due 1/14/2019	5,000	4,995
U.S. Treasury Bills 2.28% due 1/15/2019	5,000	4,996

Total short-term securities (cost: $25,583,000)		25,583
Total investment securities 100.61% (cost: $345,235,000)		368,422
Other assets less liabilities (0.61)%		(2,233)

Net assets 100.00%		$366,189

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[10]	Value at 12/31/2018 (000)	[11]	Unrealized appreciation at 12/31/2018 (000)
2 Year U.S. Treasury Note Futures	Long	6	April 2019	$1,200		$1,274		$6
5 Year U.S. Treasury Note Futures	Long	97	April 2019	9,700		11,124		116
10 Year Ultra U.S. Treasury Note Futures	Long	9	March 2019	900		1,171		38
10 Year U.S. Treasury Note Futures	Long	7	March 2019	700		854		20
								$180

Forward currency contracts

				Unrealized
				(depreciation)
Contract amount				appreciation
Purchases	Sales		Settlement	at 12/31/2018
(000)	(000)	Counterparty	date	(000)
USD500	MYR2,100	JPMorgan Chase	1/4/2019	$(8)
USD482	THB15,900	HSBC Bank	1/8/2019	(6)
USD1,367	EUR1,200	Citibank	1/8/2019	(9)
JPY57,806	EUR450	HSBC Bank	1/9/2019	12
JPY42,300	USD374	Citibank	1/9/2019	12
EUR534	USD606	Goldman Sachs	1/9/2019	6
USD354	JPY40,000	Bank of New York Mellon	1/9/2019	(11)
USD513	BRL2,000	Citibank	1/10/2019	(3)
USD350	INR24,900	Citibank	1/10/2019	(6)
JPY9,730	USD86	JPMorgan Chase	1/11/2019	3
JPY9,730	USD86	Goldman Sachs	1/11/2019	3
USD162	ILS600	Goldman Sachs	1/11/2019	1
USD497	PLN1,870	JPMorgan Chase	1/11/2019	(3)
USD172	JPY19,459	Goldman Sachs	1/11/2019	(6)
USD356	INR25,000	Citibank	1/14/2019	(1)
USD378	MYR1,580	JPMorgan Chase	1/14/2019	(4)
USD692	INR49,000	HSBC Bank	1/15/2019	(9)
JPY116,594	USD1,033	JPMorgan Chase	1/17/2019	32
USD871	CAD1,165	Citibank	1/17/2019	17
EUR938	USD1,068	Goldman Sachs	1/17/2019	9
KRW900,000	USD802	JPMorgan Chase	1/17/2019	5
USD259	THB8,500	Bank of America, N.A.	1/17/2019	(2)

American Funds Insurance Series	87

Global Balanced Fund

Forward currency contracts (continued)

				Unrealized
				(depreciation)
Contract amount				appreciation
Purchases	Sales		Settlement	at 12/31/2018
(000)	(000)	Counterparty	date	(000)
USD796	KRW900,000	Morgan Stanley	1/17/2019	$(11)
USD740	JPY83,520	Citibank	1/17/2019	(23)
JPY110,281	EUR860	Goldman Sachs	1/18/2019	21
USD520	AUD725	JPMorgan Chase	1/18/2019	10
USD113	CAD150	Goldman Sachs	1/18/2019	4
KRW532,100	USD475	HSBC Bank	1/18/2019	2
GBP190	USD243	Citibank	1/18/2019	(1)
USD474	KRW532,100	Goldman Sachs	1/18/2019	(3)
USD116	INR8,300	Citibank	1/22/2019	(3)
USD588	BRL2,300	JPMorgan Chase	1/22/2019	(5)
GBP1,476	USD1,871	Citibank	1/24/2019	13
EUR1,565	USD1,787	JPMorgan Chase	1/24/2019	10
GBP270	EUR300	Bank of America, N.A.	1/24/2019	— [12]
NOK2,700	USD316	Bank of New York Mellon	1/24/2019	(3)
USD699	AUD970	UBS AG	1/25/2019	15
USD462	INR32,718	JPMorgan Chase	1/25/2019	(6)
EUR717	USD812	HSBC Bank	1/28/2019	11
EUR400	USD459	HSBC Bank	1/28/2019	1
NOK3,054	USD351	UBS AG	1/29/2019	3
USD143	MXN2,900	HSBC Bank	1/29/2019	(3)
JPY85,000	USD754	JPMorgan Chase	2/13/2019	24
USD504	CNH3,500	JPMorgan Chase	2/28/2019	(6)
USD62	BRL250	HSBC Bank	12/20/2019	— [12]
				$82

Swap contracts

Interest rate swaps

						Unrealized
					Upfront	(depreciation)
				Value at	payments/	appreciation
		Expiration	Notional	12/31/2018	receipts	at 12/31/2018
Receive	Pay	date	(000)	(000)	(000)	(000)
U.S. EFFR	2.521%	5/1/2019	$153,000	$(19)	$—	$(19)
(0.0385)%	EONIA	12/4/2021	€4,300	12	—	12
(0.0405)%	EONIA	12/4/2021	4,400	12	—	12
					$—	$5

88	American Funds Insurance Series

Global Balanced Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $42,136,000, which represented 11.51% of the net assets of the fund. This amount includes $40,068,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $10,661,000, which represented 2.91% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $154,000, which represented .04% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Coupon rate may change periodically.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Purchased on a TBA basis.
[10]	Notional amount is calculated based on the number of contracts and notional contract size.
[11]	Value is calculated based on the notional amount and current market price.
[12]	Amount less than one thousand.

Key to abbreviations and symbols

ADR = American Depositary Receipts

AUD = Australian dollars

BRL = Brazilian reais

CAD/C$ = Canadian dollars

CNH = Chinese yuan renminbi

EFFR = Effective Federal Funds Rate

EONIA = Euro Overnight Index Average

EUR/€ = Euros

GBP = British pounds

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

PLN = Polish zloty

TBA = To-be-announced

THB = Thai baht

USD/$ = U.S. dollars

See notes to financial statements

American Funds Insurance Series	89

Bond Fund

Summary investment portfolio December 31, 2018

Bonds, notes & other debt instruments 98.44%	Principal amount (000)		Value (000)
Corporate bonds & notes 36.57%
Financials 10.49%
Bank of America Corp. 2.82%–4.27% 2023–2029[1]		$111,866	$108,914
General Motors Financial Co. 4.20% 2021		12,600	12,602
Intesa Sanpaolo SpA 5.017% 2024[2]		70,790	64,129
Morgan Stanley 2.50%–3.88% 2021–2029[1,3]		103,230	100,523
Other securities			747,734
			1,033,902

Health care 6.53%
Teva Pharmaceutical Finance Co. BV 2.80% 2023		77,814	67,082
Teva Pharmaceutical Finance Co. BV 2.20%–6.75% 2021–2046		133,539	103,666
Other securities			472,682
			643,430

Energy 5.02%
Petróleos Mexicanos 7.47% 2026	MXN	295,000	11,075
Petróleos Mexicanos 4.63%–6.75% 2022–2048		$65,035	57,055
Other securities			426,114
			494,244

Utilities 3.49%
Other securities			344,262

Consumer discretionary 3.03%
General Motors Co. 4.35%–5.95% 2025–2049		20,265	18,401
General Motors Financial Co. 3.15%–3.95% 2020–2024		71,039	67,851
Other securities			212,152
			298,404

Consumer staples 2.82%
Other securities			277,569

Communication services 2.07%
Other securities			204,443

Industrials 1.04%
Other securities			102,117

Other 2.08%
Other securities			205,279

Total corporate bonds & notes			3,603,650

U.S. Treasury bonds & notes 28.94%
U.S. Treasury 23.96%
U.S. Treasury 2.25% 2023		110,600	109,231
U.S. Treasury 2.50% 2023		57,200	57,218
U.S. Treasury 2.625% 2023		297,846	299,451
U.S. Treasury 2.75% 2023		173,600	175,425
U.S. Treasury 2.125% 2024[4]		250,100	245,361
U.S. Treasury 2.125% 2024[4]		72,100	70,548
U.S. Treasury 2.125% 2024		72,100	70,475
U.S. Treasury 2.25% 2024		65,000	64,175
U.S. Treasury 2.625% 2025		76,884	77,076
U.S. Treasury 2.75% 2025		132,000	133,361
U.S. Treasury 2.875% 2025		162,218	165,056
U.S. Treasury 2.875% 2025		96,200	97,906
U.S. Treasury 2.25% 2027		120,200	116,223

90	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)		Value (000)
U.S. Treasury 2.25% 2027		$73,175	$71,072
U.S. Treasury 3.125% 2028		125,656	130,492
U.S. Treasury 3.00% 2048[4]		72,499	72,268
U.S. Treasury 3.125% 2048[4]		85,768	87,519
U.S. Treasury 3.375% 2048[4]		105,392	112,851
U.S. Treasury 2.38%–8.75% 2020–2045		195,161	206,044
			2,361,752

U.S. Treasury inflation-protected securities 4.98%
U.S. Treasury Inflation-Protected Security 0.625% 2023[5]		50,902	50,107
U.S. Treasury Inflation-Protected Security 0.375% 2025[5]		54,409	52,483
U.S. Treasury Inflation-Protected Security 0.375% 2027[5]		155,061	147,380
U.S. Treasury Inflation-Protected Security 0.50% 2028[5]		128,145	122,360
U.S. Treasury Inflation-Protected Security 0.75% 2028[5]		71,633	70,160
U.S. Treasury Inflation-Protected Securities 0.88%–1.00% 2047–2048[4,5]		57,402	48,055
			490,545

Total U.S. Treasury bonds & notes			2,852,297

Mortgage-backed obligations 22.67%
Federal agency mortgage-backed obligations 22.65%
Fannie Mae 3.50% 2047[6]		94,234	94,300
Fannie Mae 3.50% 2047[6]		65,315	65,360
Fannie Mae 3.50% 2049[6,7]		538,377	538,494
Fannie Mae 4.00% 2049[6,7]		225,210	229,666
Fannie Mae 4.50% 2049[6,7]		98,000	101,542
Fannie Mae 3.00%–9.19% 2023–2049[3,6]		170,534	172,675
Freddie Mac 3.50% 2047[6]		111,522	111,566
Freddie Mac 3.50% 2047[6]		61,286	61,335
Freddie Mac 4.00% 2048[6]		63,344	64,620
Freddie Mac 4.00% 2048[6]		58,724	59,906
Freddie Mac 4.00% 2048[6]		50,769	51,791
Freddie Mac 3.00%–5.50% 2033–2048[6]		186,165	186,978
Government National Mortgage Assn. 4.00% 2049[6,7]		78,661	80,560
Government National Mortgage Assn. 4.00% 2049[6,7]		69,539	71,158
Government National Mortgage Assn. 4.50% 2049[6,7]		117,450	121,553
Government National Mortgage Assn. 5.00% 2049[6,7]		168,137	174,944
Government National Mortgage Assn. 5.00% 2049[6,7]		23,839	24,782
Other securities			21,002
			2,232,232

Other 0.02%
Other securities			1,863

Total mortgage-backed obligations			2,234,095

Bonds & notes of governments & government agencies outside the U.S. 6.22%
Italy (Republic of) 0.95% 2023		€45,000	50,312
Italy (Republic of) 2.00% 2028		21,000	23,045
Japan, Series 20, 0.10% 2025[5]		¥11,430,000	107,256
Portuguese Republic 5.125% 2024		$89,175	93,569
Portuguese Republic 4.10%–5.65% 2024–2045		€20,375	29,237
United Mexican States, Series M, 6.50% 2021	MXN	3,132,700	152,312
United Mexican States 3.60% 2025		$11,500	10,994
United Mexican States, Series M, 5.75% 2026	MXN	527,500	22,701
Other securities			123,316
			612,742

Asset-backed obligations 2.00%
Other securities			197,268

American Funds Insurance Series	91

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals 1.93%
Illinois 1.64%
G.O. Bonds, Pension Funding Series 2003, 4.95% 2023	$27,060	$27,489
G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[6]	86,885	82,973
G.O. Bonds, Pension Funding Series 2013, 5.877% 2019	400	402
G.O. Bonds, Series 2013-B, 3.65% 2020	1,825	1,826
G.O. Bonds, Series 2013-B, 4.11% 2022	750	748
G.O. Bonds, Series 2013-B, 4.31% 2023	2,125	2,101
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020	250	256
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	2,370	2,487
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	3,210	3,376
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.547% 2019	335	337
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	2,400	2,462
G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021[6]	5,838	6,050
Other securities		31,113
		161,620

Other 0.29%
Other securities		28,321

Total municipals		189,941

Federal agency bonds & notes 0.11%
Fannie Mae 2.125% 2026	11,910	11,395

Total bonds, notes & other debt instruments (cost: $9,812,916,000)		9,701,388

Common stocks 0.01%	Shares
Other 0.01%
Other securities		422

Total common stocks (cost: $1,854,000)		422

Rights & warrants 0.00%
Energy 0.00%
Other securities		67

Total rights & warrants (cost: $18,000)		67

Short-term securities 12.62%	Principal amount (000)
Chevron Corp. 2.49% due 2/4/2019[2]	$75,000	74,819
Fannie Mae 2.23% due 1/2/2019	3,200	3,199
Federal Home Loan Bank 2.23%–2.39% due 1/11/2019–3/6/2019	483,800	482,671
Italian Treasury Bill 0.53% due 8/14/2019	€46,400	53,030
Merck & Co. Inc. 2.38% due 1/25/2019–1/29/2019[2]	$80,000	79,849
U.S. Treasury Bills 2.19%–2.44% due 1/17/2019–5/16/2019	366,500	364,843
Wal-Mart Stores, Inc. 2.46%–2.49% due 1/7/2019–1/14/2019[2]	64,800	64,756
Other securities		120,466

Total short-term securities (cost: $1,244,163,000)		1,243,633
Total investment securities 111.07% (cost: $11,058,951,000)		10,945,510
Other assets less liabilities (11.07)%		(1,090,823)

Net assets 100.00%		$9,854,687

92	American Funds Insurance Series

Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,591,000, which represented .02% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,243,000, which represented .01% of the net assets of the fund.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [8]	Value at 12/31/2018 (000) [9]	Unrealized appreciation (depreciation) at 12/31/2018 (000)
2 Year U.S. Treasury Note Futures	Long	3,076	April 2019	$615,200	$653,073	$2,119
5 Year Euro-Bobl Futures	Short	2,022	March 2019	€(202,200)	(307,010)	(813)
5 Year U.S. Treasury Note Futures	Long	10,571	April 2019	$1,057,100	1,212,362	17,566
10 Year Euro-Bund Futures	Short	715	March 2019	€(71,500)	(133,974)	(934)
10 Year U.S. Treasury Note Futures	Long	579	March 2019	$57,900	70,647	1,495
10 Year Ultra U.S. Treasury Note Futures	Short	171	March 2019	(17,100)	(22,243)	(666)
30 Year Euro-Buxl Futures	Long	268	March 2019	€26,800	55,462	1,118
30 Year Ultra U.S. Treasury Bond Futures	Short	33	March 2019	$(3,300)	(5,302)	(277)
						$19,608

Forward currency contracts

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2018 (000)
USD25,523	EUR22,400	Citibank	1/8/2019	$(159)
USD12,784	JPY1,445,000	Bank of America, N.A.	1/11/2019	(412)
USD60,130	MXN1,220,000	Citibank	1/11/2019	(1,853)
KRW44,456,000	USD39,480	JPMorgan Chase	1/14/2019	380
USD40,106	KRW44,456,000	Morgan Stanley	1/14/2019	247
USD53,016	EUR46,600	HSBC Bank	1/17/2019	(456)
USD117,705	MXN2,400,000	Morgan Stanley	1/17/2019	(4,095)
JPY13,203,300	USD117,462	Goldman Sachs	1/18/2019	3,183
EUR34,400	USD39,182	Citibank	1/18/2019	294
CNH273,100	USD39,613	Citibank	1/18/2019	149
USD39,868	CNH273,100	HSBC Bank	1/18/2019	107
USD439	EUR385	HSBC Bank	1/18/2019	(3)
USD39,223	EUR34,400	HSBC Bank	1/18/2019	(253)
USD39,249	JPY4,444,800	Citibank	1/18/2019	(1,365)
USD78,055	JPY8,758,500	HSBC Bank	1/18/2019	(1,976)
USD5,622	EUR4,925	JPMorgan Chase	1/24/2019	(33)
USD12,492	MXN252,000	Citibank	1/24/2019	(281)
USD124,696	EUR109,250	HSBC Bank	1/24/2019	(743)
USD64,722	JPY7,300,000	Morgan Stanley	1/24/2019	(2,013)
USD30,599	JPY3,430,000	Goldman Sachs	1/29/2019	(770)
USD54,526	EUR46,000	Bank of America, N.A.	8/14/2019	781
				$(9,271)

American Funds Insurance Series	93

Bond Fund

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2018 (000)
1.6915%	3-month USD-LIBOR	6/3/2020	$1,600	$(23)	$—	$(23)
3-month USD-LIBOR	1.975%	4/27/2022	15,000	288	—	288
U.S. EFFR	2.4435%	12/20/2023	5,508	(42)	—	(42)
U.S. EFFR	2.45375%	12/20/2023	49,336	(403)	—	(403)
U.S. EFFR	2.4225%	12/24/2023	22,594	(151)	—	(152)
6-month EURIBOR	0.9852%	10/17/2024	€25,000	(1,119)	—	(1,119)
3-month USD-LIBOR	2.438%	11/19/2024	$750	6	—	6
3-month USD-LIBOR	2.0475%	3/23/2025	450	14	—	14
3-month USD-LIBOR	2.3175%	5/8/2025	1,500	25	—	25
3-month USD-LIBOR	2.339%	5/13/2025	375	6	—	6
3-month USD-LIBOR	2.351%	5/15/2025	590	9	—	9
3-month USD-LIBOR	2.287%	5/20/2025	500	9	—	9
3-month USD-LIBOR	2.227%	5/28/2025	260	6	—	6
3-month USD-LIBOR	2.2125%	5/29/2025	465	11	—	11
3-month USD-LIBOR	2.451%	6/5/2025	650	6	—	6
3-month USD-LIBOR	2.46%	6/10/2025	2,536	22	—	22
3-month USD-LIBOR	2.455%	6/24/2025	235	2	—	2
3-month USD-LIBOR	2.397%	7/13/2025	900	11	—	11
3-month USD-LIBOR	2.535%	7/15/2025	800	4	—	4
3-month USD-LIBOR	2.4615%	7/22/2025	1,300	12	—	12
3-month USD-LIBOR	2.312%	7/29/2025	1,000	18	—	18
3-month USD-LIBOR	2.331%	7/30/2025	435	7	—	7
3-month USD-LIBOR	2.228%	9/4/2025	12,000	285	—	285
6-month JPY-LIBOR	0.0875%	3/10/2026	¥11,100,000	(92)	—	(92)
3-month USD-LIBOR	1.595%	5/12/2026	$8,500	593	—	593
3-month USD-LIBOR	1.592%	5/12/2026	4,000	280	—	280
3.0865%	3-month USD-LIBOR	8/18/2034	2,250	80	—	80
2.844%	3-month USD-LIBOR	6/11/2035	3,250	11	—	11
2.773%	3-month USD-LIBOR	7/13/2035	500	(3)	—	(3)
2.589%	3-month USD-LIBOR	9/4/2035	3,100	(98)	—	(98)
2.377%	3-month USD-LIBOR	4/29/2045	1,910	(169)	—	(169)
6-month JPY-LIBOR	0.58295%	3/23/2046	¥2,000,000	518	—	518
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	(237)	—	(237)
3-month USD-LIBOR	2.1155%	5/13/2046	$2,400	342	—	342
					$—	$227

94	American Funds Insurance Series

Bond Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Step bond; coupon rate may change at a later date.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,180,984,000, which represented 11.98% of the net assets of the fund.
[3]	Coupon rate may change periodically.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $25,155,000, which represented .26% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Purchased on a TBA basis.
[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

CNH = Chinese yuan renminbi

EFFR = Effective Federal Funds Rate

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

G.O. = General Obligation

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements

American Funds Insurance Series	95

Global Bond Fund

Summary investment portfolio December 31, 2018

Bonds, notes & other debt instruments 92.18%	Principal amount (000)		Value (000)
Japanese yen 11.88%
Japan, Series 395, 0.10% 2020		¥5,380,000	$49,306
Japan, Series 19, 0.10% 2024[1]		2,428,632	22,734
Japan, Series 18, 0.10% 2024[1]		1,958,856	18,301
Japan, Series 21, 0.10% 2026[1]		989,420	9,329
Japan, Series 346, 0.10% 2027		3,125,000	28,990
Japan, Series 116, 2.20% 2030		1,735,000	19,560
Japan, Series 145, 1.70% 2033		2,210,000	24,308
Japan 0.10%–2.30% 2020–2048[1]		7,835,970	75,509
			248,037

Euros 11.27%
Canada 3.50% 2020		€2,500	2,983
Germany (Federal Republic of) 0.50% 2027		12,360	14,640
Germany (Federal Republic of) 0.50% 2028		11,000	12,976
Germany (Federal Republic of) 1.25% 2048[2]		8,750	11,016
Germany (Federal Republic of) 1.75%–6.25% 2024–2046		9,670	14,363
Ireland (Republic of) 0.90% 2028		8,090	9,275
Italy (Republic of) 1.35% 2022		12,950	14,891
Italy (Republic of) 2.05%–4.75% 2023–2027		12,730	15,089
Romania 2.88%–3.88% 2029–2038		12,150	13,170
Spain (Kingdom of) 1.45% 2027		18,230	21,194
Spain (Kingdom of) 1.50% 2027		10,350	12,131
Spain (Kingdom of) 2.70%–2.90% 2046–2048		7,145	8,415
Other securities			85,261
			235,404

Mexican pesos 3.57%
Petróleos Mexicanos 7.47% 2026	MXN	59,000	2,215
United Mexican States, Series M, 8.00% 2023		301,000	14,960
United Mexican States, Series M, 5.75% 2026		611,500	26,316
United Mexican States 6.50%–10.00% 2020–2042		618,500	30,947
			74,438

Polish zloty 3.51%
Poland (Republic of), Series 1021, 5.75% 2021	PLN	101,030	29,970
Poland (Republic of), Series 0922, 5.75% 2022		34,600	10,513
Poland (Republic of), Series 0725, 3.25% 2025		34,750	9,721
Poland (Republic of) 1.50%–5.25% 2020–2023		82,090	23,109
			73,313

Danish kroner 3.15%
Nykredit Realkredit AS, Series 01E, 1.50% 2037[3]	DKr	107,828	16,675
Nykredit Realkredit AS, Series 01E, 1.50% 2040[3]		284,656	43,453
Nykredit Realkredit AS 2.00%–2.50% 2037–2047[3]		35,015	5,605
			65,733

Indian rupees 2.19%
India (Republic of) 8.83% 2023	INR	884,200	13,507
India (Republic of) 6.79%–7.88% 2021–2030		2,013,270	28,514
Other securities			3,779
			45,800

British pounds 2.08%
United Kingdom 3.25% 2044		£6,500	10,597
United Kingdom 1.25%–4.25% 2022–2047		22,535	30,170
Other securities			2,609
			43,376

96	American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)		Value (000)
Brazilian reais 1.58%
Brazil (Federative Republic of) 0% 2021	BRL	14,000	$3,000
Brazil (Federative Republic of) 0% 2022		75,000	14,641
Brazil (Federative Republic of) 10.00% 2025		57,090	15,395
			33,036

Thai baht 1.30%
Thailand (Kingdom of) 2.125% 2026	THB	317,750	9,552
Thailand (Kingdom of) 1.88%–3.85% 2022–2032		363,200	11,440
Other securities			6,237
			27,229

Israeli shekels 0.88%
Israel (State of) 5.50% 2042	ILS	29,300	10,802
Other securities			7,518
			18,320

Chilean pesos 0.73%
Chile (Banco Central de) 4.00% 2023	CLP	6,765,000	9,796
Other securities			5,378
			15,174

Malaysian ringgits 0.72%
Malaysia (Federation of), Series 0310, 4.498% 2030	MYR	42,250	10,327
Other securities			4,802
			15,129

Romanian leu 0.69%
Romania 2.30%–5.95% 2020–2022	RON	59,100	14,495

Canadian dollars 0.48%
Canada 1.00%–2.25% 2022–2025	C$	10,500	7,808
Other securities			2,231
			10,039

U.S. dollars 43.81%
Banco Nacional de Comercio Exterior SNC 3.80% 2026 (UST Yield Curve Rate T Note Constant Maturity 5 year + 3.00% on 8/11/2021)[4,5]		$880	843
Fannie Mae 3.50% 2049[3,6]		15,500	15,503
Fannie Mae 4.00% 2049[3,6]		17,329	17,672
Fannie Mae 4.50% 2049[3,6]		13,050	13,522
Fannie Mae 2.18%–4.00% 2022–2048[3]		8,034	8,110
Petrobras Global Finance Co. 5.30%–6.13% 2022–2025		2,307	2,256
Petróleos Mexicanos 6.35%–6.50% 2027–2048		3,602	3,264
Poland (Republic of) 3.25%–4.00% 2024–2026		5,570	5,508
Romania 5.125% 2048[5]		6,200	5,991
U.S. Treasury 1.875% 2024[2]		9,400	9,076
U.S. Treasury 2.75% 2025		10,140	10,244
U.S. Treasury 2.00% 2026[2]		33,560	32,039
U.S. Treasury 2.25% 2027		27,700	26,783
U.S. Treasury 2.75% 2028[2]		62,500	62,881
U.S. Treasury 2.875% 2028		43,500	44,217
U.S. Treasury 2.875% 2028		19,850	20,171
U.S. Treasury 2.75% 2047[2]		17,800	16,872
U.S. Treasury 3.00% 2048[2]		23,800	23,724
U.S. Treasury 3.00% 2048		10,600	10,559
U.S. Treasury 2.13%–2.88% 2020–2025		36,730	36,781
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]		27,337	26,927
U.S. Treasury Inflation-Protected Security 0.25% 2025[1]		11,851	11,349
U.S. Treasury Inflation-Protected Security 0.625% 2026[1]		10,323	10,059

American Funds Insurance Series	97

Global Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2023–2046[1,2]	$39,818	$38,799
United Mexican States 4.15% 2027	1,910	1,850
Other securities		459,714
		914,714

Other 4.34%
Other securities		90,558

Total bonds, notes & other debt instruments (cost: $1,967,091,000)		1,924,795

Convertible bonds 0.00%
U.S. dollars 0.00%
Other securities		100

Total convertible bonds (cost: $110,000)		100

Convertible stocks 0.05%	Shares
U.S. dollars 0.05%
Other securities		1,033

Total convertible stocks (cost: $816,000)		1,033

Common stocks 0.05%
Swiss francs 0.01%
Other securities		283

U.S. dollars 0.04%
Other securities		752

Total common stocks (cost: $3,196,000)		1,035

Rights & warrants 0.00%
U.S. dollars 0.00%
Other securities		41

Total rights & warrants (cost: $11,000)		41

Short-term securities 9.42%	Principal amount (000)
Bank of New York Mellon Corp. 2.30% due 1/2/2019	$17,600	17,598
Canada Bill 2.32% due 1/3/2019	20,000	19,996
Federal Home Loan Bank 2.29% due 1/10/2019	10,000	9,995
Japanese Treasury Discount Bill (0.14)% due 5/20/2019	¥11,900,000	108,639
Québec (Province of) 2.52% due 1/22/2019[5]	$15,000	14,978
Other securities		25,382

Total short-term securities (cost: $195,904,000)		196,588
Total investment securities 101.70% (cost: $2,167,128,000)		2,123,592
Other assets less liabilities (1.70)%		(35,575)

Net assets 100.00%		$2,088,017

98	American Funds Insurance Series

Global Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $2,483,000, which represented .12% of the net assets of the fund. This amount includes $283,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $3,706,000, which represented .18% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $2,768,000, an aggregate cost of $2,711,000, and which represented .13% of the net assets of the fund) were acquired from 8/31/2015 to 11/16/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [7]	Value at 12/31/2018 (000) [8]	Unrealized (depreciation) appreciation at 12/31/2018 (000)
90 Day Euro Dollar Futures	Short	224	September 2019	$(56,000)	$(54,510)	$(171)
5 Year U.S. Treasury Note Futures	Long	2,309	April 2019	230,900	264,813	3,348
10 Year Euro-Bund Futures	Long	149	March 2019	€14,900	27,919	193
10 Year Ultra U.S. Treasury Note Futures	Long	232	March 2019	$23,200	30,178	972
10 Year U.S. Treasury Note Futures	Long	175	March 2019	17,500	21,353	493
30 Year Euro-Buxl Futures	Long	54	March 2019	€5,400	11,175	225
30 Year Ultra U.S. Treasury Bond Futures	Short	94	March 2019	$(9,400)	(15,102)	(789)
						$4,271

Forward currency contracts

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2018 (000)
USD1,415	EUR1,235	Morgan Stanley	1/4/2019	$(1)
GBP5,400	USD6,935	Citibank	1/4/2019	(51)
USD5,236	MYR22,000	JPMorgan Chase	1/4/2019	(87)
EUR23,161	DKK172,900	Morgan Stanley	1/7/2019	3
USD8,200	CNH57,000	Citibank	1/7/2019	(100)
USD8,990	ILS33,250	Bank of America, N.A.	1/8/2019	92
EUR6,815	USD7,765	Citibank	1/8/2019	48
USD11,166	EUR9,800	Citibank	1/8/2019	(69)
USD7,414	THB244,600	HSBC Bank	1/8/2019	(98)
JPY1,402,472	USD12,401	Citibank	1/9/2019	405
JPY898,800	USD7,932	HSBC Bank	1/9/2019	274
JPY616,594	EUR4,800	HSBC Bank	1/9/2019	126
EUR10,070	USD11,427	Goldman Sachs	1/9/2019	120
GBP2,900	USD3,707	Goldman Sachs	1/9/2019	(9)
NOK32,228	DKK24,600	Citibank	1/9/2019	(49)
USD3,560	JPY400,000	Morgan Stanley	1/9/2019	(92)
USD3,479	JPY392,473	JPMorgan Chase	1/9/2019	(105)
USD3,933	JPY445,000	Bank of New York Mellon	1/9/2019	(131)
USD8,751	JPY988,000	Bank of New York Mellon	1/9/2019	(270)
USD8,438	BRL32,900	Citibank	1/10/2019	(44)
USD7,107	INR504,900	Citibank	1/10/2019	(116)
JPY652,169	USD5,766	JPMorgan Chase	1/11/2019	190
JPY652,169	USD5,766	Goldman Sachs	1/11/2019	190
USD5,171	CAD6,810	Bank of America, N.A.	1/11/2019	181
JPY429,000	USD3,818	HSBC Bank	1/11/2019	100
EUR4,100	USD4,676	Bank of America, N.A.	1/11/2019	26

American Funds Insurance Series	99

Global Bond Fund

Forward currency contracts (continued)

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2018 (000)
USD2,787	ILS10,350	Goldman Sachs	1/11/2019	$17
EUR3,810	USD4,362	Citibank	1/11/2019	7
USD1,439	CNH10,000	Bank of America, N.A.	1/11/2019	(17)
USD5,584	PLN21,020	JPMorgan Chase	1/11/2019	(34)
USD9,031	EUR7,910	HSBC Bank	1/11/2019	(40)
NOK34,715	USD4,070	HSBC Bank	1/11/2019	(53)
USD2,787	JPY314,337	JPMorgan Chase	1/11/2019	(84)
USD6,138	JPY693,000	Morgan Stanley	1/11/2019	(191)
USD6,420	JPY726,000	Goldman Sachs	1/11/2019	(210)
USD11,983	INR852,700	HSBC Bank	1/11/2019	(215)
USD7,733	COP24,598,000	Goldman Sachs	1/14/2019	164
EUR14,620	USD16,744	Citibank	1/14/2019	27
DKK49,300	USD7,562	Morgan Stanley	1/14/2019	13
COP24,598,000	USD7,574	Citibank	1/14/2019	(5)
GBP3,000	USD3,842	Bank of America, N.A.	1/14/2019	(15)
USD5,446	EUR4,765	JPMorgan Chase	1/14/2019	(20)
USD7,641	INR536,000	Citibank	1/14/2019	(24)
USD3,515	MYR14,700	JPMorgan Chase	1/14/2019	(42)
USD7,492	DKK49,300	HSBC Bank	1/14/2019	(83)
JPY925,000	AUD11,424	Morgan Stanley	1/15/2019	401
USD7,602	CLP5,210,800	Goldman Sachs	1/15/2019	91
USD2,613	INR185,000	Goldman Sachs	1/15/2019	(32)
USD2,612	INR185,000	Citibank	1/15/2019	(34)
CLP5,210,800	USD7,816	HSBC Bank	1/15/2019	(305)
JPY2,838,652	USD25,158	Goldman Sachs	1/17/2019	778
JPY2,613,753	USD23,167	JPMorgan Chase	1/17/2019	715
EUR29,522	USD33,592	Goldman Sachs	1/17/2019	283
KRW10,400,000	USD9,265	JPMorgan Chase	1/17/2019	61
USD365	JPY41,240	Morgan Stanley	1/17/2019	(11)
USD2,369	THB77,700	Bank of America, N.A.	1/17/2019	(18)
USD9,204	KRW10,400,000	Morgan Stanley	1/17/2019	(122)
USD23,182	JPY2,613,753	JPMorgan Chase	1/17/2019	(699)
USD22,776	AUD31,600	JPMorgan Chase	1/18/2019	510
JPY1,061,774	EUR8,280	Goldman Sachs	1/18/2019	200
USD3,805	AUD5,300	JPMorgan Chase	1/18/2019	71
KRW8,289,700	USD7,397	HSBC Bank	1/18/2019	37
GBP2,890	USD3,693	Citibank	1/18/2019	(6)
USD7,381	KRW8,289,700	Goldman Sachs	1/18/2019	(53)
AUD31,600	USD23,270	Citibank	1/18/2019	(1,004)
USD7,968	ZAR114,700	Citibank	1/22/2019	18
USD2,044	BRL8,000	JPMorgan Chase	1/22/2019	(18)
USD4,171	INR299,650	Citibank	1/22/2019	(110)
TRY13,100	USD1,928	Citibank	1/24/2019	512
GBP19,649	USD24,901	Citibank	1/24/2019	175
GBP6,123	USD7,757	HSBC Bank	1/24/2019	57
GBP4,430	EUR4,917	Bank of America, N.A.	1/24/2019	8
EUR13,105	PLN56,400	HSBC Bank	1/24/2019	(30)
NOK37,200	USD4,352	Bank of New York Mellon	1/24/2019	(45)
USD2,192	TRY13,100	Morgan Stanley	1/24/2019	(248)
USD9,370	AUD13,010	UBS AG	1/25/2019	202
USD2,300	INR163,000	JPMorgan Chase	1/25/2019	(28)
EUR12,479	USD14,143	HSBC Bank	1/28/2019	190
EUR6,600	USD7,570	HSBC Bank	1/28/2019	11
GBP2,580	USD3,267	HSBC Bank	1/29/2019	27
USD6,286	CNH44,000	JPMorgan Chase	1/31/2019	(119)
JPY964,000	USD8,549	JPMorgan Chase	2/13/2019	277
USD5,553	CNH38,600	JPMorgan Chase	2/28/2019	(66)

100	American Funds Insurance Series

Global Bond Fund

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2018 (000)
USD5,778	BRL19,300	Citibank	3/11/2019	$824
BRL19,300	USD5,077	JPMorgan Chase	3/11/2019	(123)
USD16,793	BRL56,500	JPMorgan Chase	3/15/2019	2,296
BRL28,900	USD7,207	Citibank	3/15/2019	208
USD1,143	EUR900	JPMorgan Chase	3/15/2019	105
BRL27,600	USD7,227	JPMorgan Chase	3/15/2019	(145)
USD3,620	BRL14,200	JPMorgan Chase	3/18/2019	(23)
USD947	EUR745	Goldman Sachs	4/12/2019	85
USD4,015	BRL15,125	Morgan Stanley	4/30/2019	148
JPY4,675,000	USD41,886	JPMorgan Chase	5/20/2019	1,270
USD110,652	JPY11,900,000	Citibank	5/20/2019	801
JPY445,496	USD3,988	Citibank	5/20/2019	124
USD2,780	BRL11,000	Morgan Stanley	12/16/2019	20
USD10,781	BRL43,200	Citibank	12/18/2019	(58)
USD2,365	BRL9,500	HSBC Bank	12/20/2019	(18)
				$6,918

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2018 (000)
U.S. EFFR	2.521%	5/1/2019	$2,284,000	$(284)	$—	$(284)
(0.025)%	EONIA	12/3/2021	€48,000	152	—	152
(0.0385)%	EONIA	12/4/2021	64,600	183	—	183
					$—	$51

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $4,216,000, which represented .20% of the net assets of the fund.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Step bond; coupon rate may change at a later date.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $188,658,000, which represented 9.04% of the net assets of the fund.
[6]	Purchased on a TBA basis.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

American Funds Insurance Series	101

Global Bond Fund

Key to abbreviations and symbols

ADR = American Depositary Receipts

AUD/A$ = Australian dollars

BRL = Brazilian reais

CAD/C$ = Canadian dollars

CDI = CREST Depository Interest

CHF = Swiss francs

CLP = Chilean pesos

CNH = Chinese yuan renminbi

DKr = Danish kroner

EFFR = Effective Federal Funds Rate

EONIA = Euro Overnight Index Average

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

GBP/£ = British pounds

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK/NKr = Norwegian kroner

PEN = Peruvian nuevos soles

PLN = Polish zloty

TBA = To-be-announced

THB = Thai baht

USD/$ = U.S. dollars

ZAR = South African rand

See notes to financial statements

102	American Funds Insurance Series

High-Income Bond Fund

Summary investment portfolio December 31, 2018

Bonds, notes & other debt instruments 94.82%	Principal amount (000)	Value (000)
Corporate bonds & notes 94.56%
Communication services 15.62%
Cablevision Systems Corp. 6.75% 2021	$5,025	$5,163
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	6,450	6,337
CCO Holdings LLC and CCO Holdings Capital Corp. 4.00%–5.88% 2023–2028[1]	10,400	9,816
CenturyLink, Inc. 6.75% 2023	7,100	6,860
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	18,500	18,107
Frontier Communications Corp. 10.50% 2022	9,440	6,608
Frontier Communications Corp. 11.00% 2025	16,975	10,651
Frontier Communications Corp. 7.13%–9.25% 2019–2026[1]	5,750	4,886
Gogo Inc. 12.50% 2022[1]	13,925	14,943
iHeartCommunications, Inc. 9.00% 2019[2]	1,025	692
Intelsat Jackson Holding Co. 8.50% 2024[1]	6,625	6,459
Meredith Corp. 6.875% 2026[1]	9,015	8,835
Sprint Corp. 11.50% 2021	7,130	8,110
Sprint Corp. 6.88%–8.75% 2021–2032	6,820	6,822
Other securities		73,784
		188,073

Energy 14.89%
Blackstone CQP Holdco LP 6.00% 2021[1,3]	1,600	1,610
Blackstone CQP Holdco LP 6.50% 2021[1,3]	17,430	17,561
Cheniere Energy Partners, LP 5.25% 2025	950	889
Cheniere Energy, Inc. 5.88%–7.00% 2024–2025	3,175	3,262
CONSOL Energy Inc. 5.875% 2022	9,824	9,456
Teekay Corp. 8.50% 2020	10,418	9,988
Other securities		136,552
		179,318

Health care 14.79%
HCA Inc. 4.50%–7.50% 2020–2047	14,665	14,358
Kinetic Concepts, Inc. 12.50% 2021[1]	7,628	8,200
Molina Healthcare, Inc. 5.375% 2022	11,060	10,714
Molina Healthcare, Inc. 4.875% 2025[1]	2,919	2,675
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.34% 2023 (100% PIK)[4,5,6,7,8,9]	7,398	6,730
Tenet Healthcare Corp. 4.375% 2021	5,755	5,597
Tenet Healthcare Corp. 4.50%–8.13% 2020–2024	18,222	17,882
Valeant Pharmaceuticals International, Inc. 5.875% 2023[1]	10,610	9,854
Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	11,130	9,739
Valeant Pharmaceuticals International, Inc. 9.25% 2026[1]	6,210	6,226
Valeant Pharmaceuticals International, Inc. 5.63%–9.00% 2021–2025[1]	3,465	3,445
Valeant Pharmaceuticals International, Inc., Term Loan B, (3-month USD-LIBOR + 3.00%) 5.379% 2025[4,5,6]	1,612	1,548
Other securities		81,103
		178,071

Materials 12.38%
Cleveland-Cliffs Inc. 4.875% 2024[1]	5,500	5,129
Cleveland-Cliffs Inc. 5.75% 2025	13,250	11,958
First Quantum Minerals Ltd. 7.50% 2025[1]	10,200	8,453
First Quantum Minerals Ltd. 6.50%–7.25% 2021–2026[1]	15,470	13,639
Freeport-McMoRan Inc. 3.55% 2022	5,315	5,043
Platform Specialty Products Corp. 5.875% 2025[1]	6,435	6,049
Ryerson Inc. 11.00% 2022[1]	7,186	7,258
Other securities		91,478
		149,007

American Funds Insurance Series	103

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Industrials 9.44%
Builders FirstSource, Inc. 5.625% 2024[1]	$8,310	$7,739
DAE Aviation Holdings, Inc. 10.00% 2023[1]	7,790	8,335
Deck Chassis Acquisition Inc. 10.00% 2023[1]	6,615	6,383
Hertz Global Holdings Inc. 7.625% 2022[1]	5,669	5,357
Other securities		85,897
		113,711

Consumer discretionary 9.33%
Cirsa Gaming Corporation SA 7.875% 2023[1]	5,860	5,827
Petsmart, Inc. 5.875% 2025[1]	15,240	11,087
Petsmart, Inc. 7.13%–8.88% 2023–2025[1]	12,275	7,200
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	6,555	6,055
Six Flags Entertainment Corp. 4.875% 2024[1]	5,475	5,174
Sotheby’s 4.875% 2025[1]	5,795	5,273
Uber Technologies, Inc. 8.00% 2026[1]	6,950	6,724
Other securities		64,953
		112,293

Information technology 7.37%
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.053% 2025[4,5,6]	7,150	6,605
Camelot Finance SA 7.875% 2024[1]	7,405	7,200
Genesys Telecommunications Laboratories, Inc. 10.00% 2024[1]	4,895	5,140
Infor Software 7.125% 2021[1,7]	6,935	6,779
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.25% 2024[4,5,6]	8,645	8,563
Unisys Corp. 10.75% 2022[1]	6,600	7,252
Other securities		47,146
		88,685

Financials 3.48%
Compass Diversified Holdings 8.00% 2026[1]	5,710	5,664
FS Energy and Power Fund 7.50% 2023[1]	5,765	5,491
HUB International Ltd. 7.00% 2026[1]	6,155	5,601
Other securities		25,142
		41,898

Utilities 3.00%
Other securities		36,139

Consumer staples 2.17%
B&G Foods, Inc. 5.25% 2025	5,758	5,377
Other securities		20,705
		26,082

Real estate 2.09%
Howard Hughes Corp. 5.375% 2025[1]	6,520	6,161
Other securities		18,979
		25,140

Total corporate bonds & notes		1,138,417

Other bonds & notes 0.26%
Other securities		3,083

Total bonds, notes & other debt instruments (cost: $1,229,811,000)		1,141,500

104	American Funds Insurance Series

High-Income Bond Fund

Convertible bonds 0.45%	Principal amount (000)	Value (000)
Communication services 0.23%
Gogo Inc., convertible notes, 6.00% 2022[1]	$2,140	$1,958
Other securities		818
		2,776

Other 0.22%
Other securities		2,662

Total convertible bonds (cost: $6,098,000)		5,438

Convertible stocks 0.54%	Shares
Industrials 0.49%
Associated Materials, LLC, 14.00% convertible preferred 2020[8,9]	4,850	5,892

Utilities 0.05%
Other securities		629

Total convertible stocks (cost: $5,288,000)		6,521

Common stocks 1.03%
Communication services 0.01%
Frontier Communications Corp.	13,333	32
Other securities		86
		118

Other 1.02%
Other securities		12,265

Total common stocks (cost: $16,871,000)		12,383

Rights & warrants 0.02%
Energy 0.02%
Other securities		256

Total rights & warrants (cost: $71,000)		256

Short-term securities 1.40%	Principal amount (000)
ADP Tax Services, Inc. 2.38% due 1/2/2019[1]	$6,800	6,799
Apple Inc. 2.33% due 1/9/2019[1]	10,000	9,994

Total short-term securities (cost: $16,795,000)		16,793
Total investment securities 98.26% (cost: $1,274,934,000)		1,182,891
Other assets less liabilities 1.74%		21,008

Net assets 100.00%		$1,203,899

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities which were pledged as collateral. The total value of pledged collateral was $1,233,000, which represented 0.10% of the net assets of the fund.

American Funds Insurance Series	105

High-Income Bond Fund

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2018 (000)
3-month USD-LIBOR	2.772%	2/28/2025	$7,200	$ (71)	$—	$(71)
3-month USD-LIBOR	2.2825%	4/13/2027	5,300	149	—	149
2.2865%	3-month USD-LIBOR	10/2/2027	10,100	(309)	—	(309)
3-month USD-LIBOR	2.6475%	1/25/2028	2,500	7	—	7
					$—	$(224)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments (000)	Unrealized appreciation at 12/31/2018 (000)
CDX.NA.HY.31	5.00%/Quarterly	12/20/2023	$24,200	$(482)	$(1,706)	$1,224
CDX.NA.IG.31	1.00%/Quarterly	12/20/2023	34,525	(192)	(512)	320
					$(2,218)	$1,544

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $681,560,000, which represented 56.61% of the net assets of the fund.
[2]	Scheduled interest and/or principal payment was not received.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $76,517,000, which represented 6.36% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Coupon rate may change periodically.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $30,796,000, which represented 2.56% of the net assets of the fund. This amount includes $3,926,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[9]	Value determined using significant unobservable inputs.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP 6.50% 2021	3/6/2017-2/5/2018	$17,430	$17,561	1.46%
Blackstone CQP Holdco LP 6.00% 2021	8/9/2017	1,600	1,610	.13
Other securities	12/13/2012-11/16/2018	5,683	3,671	.31
Total private placement securities		$24,713	$22,842	1.90%

Key to abbreviations and symbol

LIBOR = London Interbank Offered Rate

USD/$ = U.S. dollars

See notes to financial statements

106	American Funds Insurance Series

Mortgage Fund

Summary investment portfolio December 31, 2018

Bonds, notes & other debt instruments 95.20%	Principal amount (000)	Value (000)
Mortgage-backed obligations 71.87%
Federal agency mortgage-backed obligations 68.28%
Fannie Mae 4.00% 2047[1]	$7,103	$7,249
Fannie Mae 4.00% 2047[1]	4,751	4,848
Fannie Mae 4.50% 2048[1]	14,594	15,132
Fannie Mae 4.50% 2048[1]	7,755	8,044
Fannie Mae 4.50% 2048[1]	4,339	4,501
Fannie Mae 4.50% 2048[1,2]	1,663	1,724
Fannie Mae 3.50% 2049[1,2]	3,200	3,201
Fannie Mae 4.00% 2049[1,2]	5,163	5,265
Fannie Mae 4.00%–5.00% 2036–2048[1]	2,455	2,517
Freddie Mac 4.00% 2036[1]	5,020	5,180
Freddie Mac 3.203% 2045[1,3]	2,217	2,234
Freddie Mac 3.00% 2046[1]	7,155	7,036
Freddie Mac 4.00% 2048[1]	1,857	1,895
Freddie Mac 4.00% 2048[1]	1,842	1,880
Freddie Mac 2.60%–5.00% 2020–2036[1]	5,086	5,209
Freddie Mac, Series K031, Class A2, Multi Family, 3.30% 2023[1]	4,722	4,795
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.50% 2056[1]	1,671	1,642
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	1,588	1,533
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.50% 2057[1,3]	12,143	11,833
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	10,978	10,862
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	7,496	7,448
Freddie Mac Seasoned Loan Structured Transaction, Series 2018-2, Class A1, 3.50% 2028[1,3]	7,830	7,698
Freddie Mac Seasoned Loan Structured Transaction, Series 2018-1, Class A1, 3.50% 2028[1]	2,101	2,093
Government National Mortgage Assn. 5.50% 2040[1]	1,797	1,900
Government National Mortgage Assn. 3.50% 2043[1]	2,015	2,042
Government National Mortgage Assn. 4.25% 2044[1]	1,724	1,796
Government National Mortgage Assn. 4.00% 2049[1,2]	6,200	6,350
Government National Mortgage Assn. 4.50% 2049[1,2]	34,750	35,964
Government National Mortgage Assn. 5.00% 2049[1,2]	2,627	2,734
Government National Mortgage Assn. 3.50%–6.50% 2034–2066[1,2]	17,870	18,265
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	4,166	4,131
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	478	484
Other securities		1,324
		198,809

Collateralized mortgage-backed obligations (privately originated) 3.59%
Finance of America Structured Securities Trust, Series 2018-HB1, Class A, 3.375% 2028[1,3,4]	2,287	2,293
Other securities		8,168
		10,461

Total mortgage-backed obligations		209,270

U.S. Treasury bonds & notes 10.99%
U.S. Treasury 6.63%
U.S. Treasury 2.00% 2022	2,400	2,359
U.S. Treasury 1.75% 2023	3,500	3,393
U.S. Treasury 2.875% 2023	4,350	4,423
U.S. Treasury 2.50% 2024	2,500	2,496
U.S. Treasury 3.00% 2048[5]	5,000	4,981
U.S. Treasury 1.50%–2.75% 2020–2023	1,668	1,650
		19,302

American Funds Insurance Series	107

Mortgage Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities 4.36%
U.S. Treasury Inflation-Protected Security 0.625% 2023[6]	$6,108	$6,013
U.S. Treasury Inflation-Protected Security 2.125% 2041[6]	127	150
U.S. Treasury Inflation-Protected Security 0.75% 2042[5,6]	7,201	6,547
		12,710

Total U.S. Treasury bonds & notes		32,012

Federal agency bonds & notes 6.35%
Fannie Mae 2.00% 2022	5,800	5,716
Federal Home Loan Bank 1.38%–1.88% 2021	13,000	12,767
		18,483

Asset-backed obligations 5.96%
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2015-1, Class A, 2.73% 2021[1,4]	1,823	1,808
SLM Private Credit Student Loan Trust, Series 2010-1, Class A, (1-month USD-LIBOR + 0.40%) 2.906% 2025[1,3]	2,629	2,573
Other securities		12,959
		17,340
Corporate bonds & notes 0.03%
Financials 0.03%
Other securities		80

Total bonds, notes & other debt instruments (cost: $278,182,000)		277,185

Short-term securities 22.86%
ADP Tax Services, Inc. 2.38% due 1/2/2019[4]	8,700	8,699
Emerson Electric Co. 2.37% due 1/4/2019[4]	3,300	3,299
ExxonMobil Corp. 2.43% due 1/10/2019	5,000	4,997
Federal Home Loan Bank 2.23%–2.27% due 1/4/2019–1/11/2019	15,000	14,993
Kimberly-Clark Corp. 2.47% due 1/11/2019[4]	2,100	2,098
Mizuho Bank, Ltd. 2.42% due 1/4/2019[4]	10,000	9,997
National Rural Utilities Cooperative Finance Corp. 2.50% due 1/8/2019	11,000	10,994
Paccar Financial Corp. 2.50% due 1/29/2019	2,600	2,595
Pfizer Inc. 2.43% due 1/10/2019[4]	5,100	5,097
Québec (Province of) 2.53% due 1/22/2019[4]	3,800	3,794

Total short-term securities (cost: $66,566,000)		66,563
Total investment securities 118.06% (cost: $344,748,000)		343,748
Other assets less liabilities (18.06)%		(52,573)

Net assets 100.00%		$291,175

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $2,863,000, which represented .98% of the net assets of the fund.

108	American Funds Insurance Series

Mortgage Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[7]	Value at 12/31/2018 (000)	[8]	Unrealized appreciation at 12/31/2018 (000)
90 Day Euro Dollar Futures	Long	108	December 2019	$27,000		$26,285		$163
2 Year U.S. Treasury Note Futures	Long	374	April 2019	74,800		79,405		188
5 Year U.S. Treasury Note Futures	Long	464	April 2019	46,400		53,215		741
10 Year Ultra U.S. Treasury Note Futures	Long	102	March 2019	10,200		13,268		427
20 Year U.S. Treasury Bond Futures	Long	56	March 2019	5,600		8,176		338
30 Year Ultra U.S. Treasury Bond Futures	Long	5	March 2019	500		803		42
								$1,899

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
2.5215%	U.S. EFFR	8/29/2020	$16,490	$ 47	$—	$47
3-month USD-LIBOR	2.806%	8/29/2020	300	(1)	—	(1)
2.622%	U.S. EFFR	9/14/2020	7,500	34	—	34
2.729%	U.S. EFFR	10/22/2020	22,900	152	—	152
2.4825%	U.S. EFFR	12/26/2020	41,000	104	—	104
3-month USD-LIBOR	1.217%	9/22/2021	11,500	421	—	421
3-month USD-LIBOR	1.225%	9/22/2021	11,500	418	—	418
3-month USD-LIBOR	1.2796%	10/11/2021	14,500	513	—	513
2.0135%	3-month USD-LIBOR	10/20/2021	30,000	(473)	—	(473)
2.012%	3-month USD-LIBOR	10/4/2022	9,000	(182)	—	(182)
2.00%	3-month USD-LIBOR	10/5/2022	41,500	(857)	—	(856)
2.1045%	3-month USD-LIBOR	10/31/2022	4,000	(68)	—	(68)
3-month USD-LIBOR	2.2835%	1/5/2023	36,000	398	—	398
3-month USD-LIBOR	2.24%	12/5/2026	10,500	310	—	310
3-month USD-LIBOR	2.27%	12/5/2026	8,500	232	—	232
3-month USD-LIBOR	3.206%	7/31/2044	1,000	(69)	—	(69)
3-month USD-LIBOR	3.238%	8/8/2044	2,000	(150)	—	(150)
3-month USD-LIBOR	3.2265%	9/25/2044	3,000	(219)	—	(219)
U.S. EFFR	2.145%	11/9/2047	2,200	167	—	167
U.S. EFFR	2.153%	11/10/2047	2,200	163	—	163
U.S. EFFR	2.155%	11/10/2047	1,280	95	—	95
U.S. EFFR	2.17%	11/13/2047	2,320	164	—	164
U.S. EFFR	2.5635%	2/12/2048	4,528	(49)	—	(49)
2.98%	3-month USD-LIBOR	3/15/2048	300	9	—	9
2.9625%	3-month USD-LIBOR	3/15/2048	300	8	—	8
U.S. EFFR	2.4615%	3/15/2048	300	3	—	3
U.S. EFFR	2.485%	3/15/2048	300	2	—	2
U.S. EFFR	2.425%	3/16/2048	600	11	—	11
2.917%	3-month USD-LIBOR	3/16/2048	600	10	—	10
					$—	$1,194

American Funds Insurance Series	109

Mortgage Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $52,359,000, which represented 17.98% of the net assets of the fund.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,758,000, which represented .95% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements

110	American Funds Insurance Series

Ultra-Short Bond Fund

Investment portfolio December 31, 2018

Short-term securities 100.11%	Principal amount (000)	Value (000)
Commercial paper 69.84%
3M Co. 2.40% due 1/7/2019[1]	$10,000	$9,996
Alberta (Province of) 2.48% due 1/22/2019[1]	10,000	9,985
Apple Inc. 2.45% due 2/5/2019[1]	10,000	9,975
Bank of New York Mellon Corp. 2.34% due 1/22/2019	8,000	7,988
BASF SE 2.56% due 2/1/2019[1]	8,750	8,730
CHARTA, LLC 2.85% due 3/26/2019[1]	8,022	7,968
Coca-Cola Co. 2.30% due 1/4/2019[1]	10,000	9,997
Emerson Electric Co. 2.52% due 1/17/2019[1]	10,000	9,989
IBM Credit LLC 2.47% due 1/22/2019[1]	10,000	9,985
Intel Corp. 2.40% due 1/10/2019[1]	7,000	6,995
John Deere Capital Corp. 2.40% due 1/16/2019[1]	10,000	9,989
KfW 2.46% due 1/18/2019[1]	8,400	8,390
Merck & Co. Inc. 2.50% due 2/27/2019[1]	10,000	9,960
Mizuho Bank, Ltd. 2.48% due 1/15/2019[1]	10,000	9,990
National Australia Bank Ltd. 2.65% due 2/25/2019[1]	10,000	9,959
National Rural Utilities Cooperative Finance Corp. 2.40% due 1/4/2019	6,000	5,998
Nordea Bank AB 2.77% due 3/18/2019[1]	10,000	9,942
Paccar Financial Corp. 2.39% due 1/2/2019	8,000	7,999
Pfizer Inc. 2.28% due 1/14/2019[1]	7,400	7,393
Procter & Gamble Co. 2.30% due 1/14/2019[1]	10,000	9,991
Siemens Capital Corp. 2.50% due 1/16/2019[1]	4,700	4,695
Simon Property Group, LP 2.51% due 1/14/2019[1]	8,100	8,092
United Overseas Bank Ltd. 2.55% due 1/8/2019[1]	5,000	4,997
United Parcel Service Inc. 2.34% due 1/22/2019[1]	5,000	4,993
Wal-Mart Stores, Inc. 2.37% due 1/7/2019[1]	10,000	9,995
		213,991

U.S. Treasury bonds & notes 24.41%
U.S. Treasury Bills 2.23%–2.38% due 1/8/2019–2/19/2019	74,900	74,797

Federal agency discount notes 5.86%
Fannie Mae 2.29% due 1/23/2019	3,000	2,996
Federal Home Loan Bank 2.38% due 2/8/2019	15,000	14,962
		17,958

Total short-term securities (cost: $306,754,000)		306,746
Total investment securities 100.11% (cost: $306,754,000)		306,746
Other assets less liabilities (0.11)%		(342)

Net assets 100.00%		$306,404

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $192,006,000, which represented 62.66% of the net assets of the fund.

See notes to financial statements

American Funds Insurance Series	111

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio December 31, 2018

Bonds, notes & other debt instruments 97.30%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 47.72%
U.S. Treasury 39.27%
U.S. Treasury 2.25% 2020	$29,900	$29,789
U.S. Treasury 2.50% 2020	78,000	77,950
U.S. Treasury 1.125% 2021	31,950	30,853
U.S. Treasury 1.75% 2021[1]	33,540	32,877
U.S. Treasury 2.00% 2021	46,300	45,692
U.S. Treasury 2.125% 2021	23,450	23,241
U.S. Treasury 2.25% 2021	23,580	23,459
U.S. Treasury 1.75% 2022	174,300	170,261
U.S. Treasury 1.875% 2022	63,000	61,823
U.S. Treasury 1.875% 2022	25,000	24,496
U.S. Treasury 2.00% 2022	69,500	68,300
U.S. Treasury 2.125% 2023[1]	64,095	62,954
U.S. Treasury 2.50% 2023	49,894	49,910
U.S. Treasury 2.625% 2023	31,000	31,170
U.S. Treasury 2.875% 2023	43,000	43,721
U.S. Treasury 2.875% 2023	22,500	22,896
U.S. Treasury 2.125% 2024	55,975	54,713
U.S. Treasury 2.50% 2024	44,000	43,931
U.S. Treasury 2.75% 2025	38,000	38,392
U.S. Treasury 2.875% 2025	25,000	25,434
U.S. Treasury 1.38%–2.88% 2020–2028	167,015	165,047
		1,126,909

U.S. Treasury inflation-protected securities 8.45%
U.S. Treasury Inflation-Protected Security 0.625% 2023[2]	36,140	35,576
U.S. Treasury Inflation-Protected Security 0.75% 2028[2]	39,288	38,480
U.S. Treasury Inflation-Protected Security 1.375% 2044[1,2]	46,878	48,537
U.S. Treasury Inflation-Protected Security 1.00% 2048[1,2]	43,513	33,238
U.S. Treasury Inflation-Protected Securities 0.14%–2.13% 2022–2047[1,2]	92,250	86,670
		242,501

Total U.S. Treasury bonds & notes		1,369,410

Mortgage-backed obligations 28.63%
Federal agency mortgage-backed obligations 28.63%
Fannie Mae 4.00% 2034[3,4]	40,000	40,933
Fannie Mae 3.00% 2036[3]	26,454	26,207
Fannie Mae 4.00% 2047[3]	31,328	31,969
Fannie Mae 4.50% 2048[3,4]	44,012	45,636
Fannie Mae 4.50% 2048[3]	42,653	44,240
Fannie Mae 3.50% 2049[3,4]	69,981	69,997
Fannie Mae 0%–9.19% 2022–2049[3,4,5]	142,780	144,922
Freddie Mac 3.50% 2033[3]	25,000	25,333
Freddie Mac 0%–5.50% 2020–2049[3,4,5]	77,993	79,500
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[3]	42,088	41,644
Freddie Mac Seasoned Loan Structured Transaction, Series 2018-2, Class A1, 3.50% 2028[3,5]	45,026	44,268
Government National Mortgage Assn. 3.50% 2049[3,4]	25,000	25,172
Government National Mortgage Assn. 4.00% 2049[3,4]	40,200	41,171
Government National Mortgage Assn. 4.50% 2049[3,4]	34,075	35,265
Government National Mortgage Assn. 3.00%–6.64% 2034–2065[3,4,5]	46,756	48,654
Other securities		76,482
		821,393

Federal agency bonds & notes 20.95%
Fannie Mae 1.25%–7.13% 2019–2030	85,400	87,260
Federal Home Loan Bank 3.25%–5.50% 2023–2036	30,315	31,296
Freddie Mac 2.38%–3.75% 2019–2021	112,750	112,469
Private Export Funding Corp. 1.45%–3.55% 2019–2024	28,840	28,957
Tennessee Valley Authority 2.88%–5.88% 2021–2060	47,305	49,048

112	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
U.S. Department of Housing and Urban Development 1.98%–3.70% 2020–2034	$73,632	$73,777
United States Agency for International Development, Iraq (State of), 2.149% 2022	6,670	6,566
United States Agency for International Development, Jordan (Kingdom of) 1.95%–3.00% 2019–2025	194,000	193,524
United States Agency for International Development, Morocco (Kingdom of) 7.55% 2026[3]	3,328	3,838
United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,907
United States Agency for International Development, Ukraine 1.47%–1.84% 2019–2021	5,855	5,712
Other securities		5,720
		601,074

Total bonds, notes & other debt instruments (cost: $2,805,986,000)		2,791,877

Short-term securities 11.11%
Apple Inc. 2.36% due 1/23/2019[6]	25,000	24,960
Bank of New York Mellon Corp. 2.34% due 1/22/2019	50,000	49,924
Chevron Corp. 2.38%–2.49% due 1/9/2019–2/4/2019[6]	51,900	51,815
National Rural Utilities Cooperative Finance Corp. 2.50% due 2/5/2019	60,000	59,850
Procter & Gamble Co. 2.50% due 2/7/2019[6]	25,000	24,933
Tennessee Valley Authority 2.31% due 1/15/2019	38,000	37,966
Wal-Mart Stores, Inc. 2.42% due 1/15/2019[6]	40,000	39,959
Other securities		29,420

Total short-term securities (cost: $318,855,000)		318,827
Total investment securities 108.41% (cost: $3,124,841,000)		3,110,704
Other assets less liabilities (8.41)%		(241,401)

Net assets 100.00%		$2,869,303

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

						Unrealized
						appreciation
				Notional	Value at	(depreciation)
		Number of		amount [7]	12/31/2018 [8]	at 12/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
90 Day Euro Dollar Futures	Long	623	December 2019	$ 155,750	$ 151,623	$941
90 Day Euro Dollar Futures	Long	316	December 2021	79,000	77,029	431
2 Year U.S. Treasury Note Futures	Long	3,850	April 2019	770,000	817,403	4,332
5 Year U.S. Treasury Note Futures	Long	11,518	April 2019	1,151,800	1,320,970	20,231
10 Year U.S. Treasury Note Futures	Long	2,675	March 2019	267,500	326,392	4,968
10 Year Ultra U.S. Treasury Note Futures	Short	1,050	March 2019	(105,000)	(136,582)	(3,030)
20 Year U.S. Treasury Bond Futures	Long	108	March 2019	10,800	15,768	118
30 Year Ultra U.S. Treasury Bond Futures	Short	172	March 2019	(17,200)	(27,633)	(541)
						$27,450

American Funds Insurance Series	113

U.S. Government/AAA-Rated Securities Fund

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
2.40625%	U.S. EFFR	3/20/2019	$3,420,000	$ 9	$—	$9
2.426%	U.S. EFFR	5/1/2019	1,625,200	24	—	24
2.414%	U.S. EFFR	5/1/2019	2,374,800	1	—	1
2.782%	U.S. EFFR	9/18/2019	884,184	438	—	438
U.S. EFFR	2.405%	1/29/2020	1,463,000	(67)	—	(67)
U.S. EFFR	2.403%	1/29/2020	2,027,000	(88)	—	(88)
1.997%	U.S. EFFR	2/13/2020	60,900	(257)	—	(257)
1.989%	U.S. EFFR	2/13/2020	61,000	(263)	—	(263)
3-month USD-LIBOR	2.761%	4/27/2020	100,000	(63)	—	(63)
3-month USD-LIBOR	2.8025%	8/15/2020	101,840	(194)	—	(194)
2.5045%	U.S. EFFR	8/29/2020	133,910	344	—	344
2.5215%	U.S. EFFR	8/29/2020	98,090	279	—	279
3-month USD-LIBOR	2.806%	8/29/2020	34,300	(68)	—	(68)
2.48%	U.S. EFFR	12/20/2020	82,528	200	—	200
2.4825%	U.S. EFFR	12/26/2020	665,000	1,684	—	1,684
3-month USD-LIBOR	1.217%	9/22/2021	60,000	2,195	—	2,195
3-month USD-LIBOR	1.225%	9/22/2021	60,000	2,182	—	2,182
3-month USD-LIBOR	1.2255%	9/23/2021	5,000	182	—	182
3-month USD-LIBOR	1.9665%	2/2/2022	50,000	921	—	921
3-month USD-LIBOR	2.2175%	3/17/2022	52,000	592	—	592
3-month USD-LIBOR	1.8675%	4/19/2022	70,000	1,577	—	1,577
3-month USD-LIBOR	1.75918%	4/29/2022	58,000	1,514	—	1,514
2.5775%	U.S. EFFR	7/16/2022	181,639	671	—	671
3-month USD-LIBOR	1.948%	7/28/2022	20,000	427	—	427
2.80%	3-month USD-LIBOR	9/2/2022	280,000	1,670	—	1,670
2.75%	3-month USD-LIBOR	9/2/2022	280,000	1,408	—	1,408
2.009%	3-month USD-LIBOR	10/4/2022	50,000	(1,017)	—	(1,017)
2.08934%	3-month USD-LIBOR	11/17/2022	40,700	(723)	—	(723)
2.2025%	3-month USD-LIBOR	12/4/2022	20,000	(276)	—	(276)
3-month USD-LIBOR	2.2455%	12/21/2022	25,000	310	—	310
2.27403%	3-month USD-LIBOR	12/29/2022	60,000	(683)	—	(683)
3-month USD-LIBOR	2.6778%	2/12/2023	51,000	(213)	—	(213)
2.7435%	3-month USD-LIBOR	2/16/2023	41,000	278	—	278
3-month USD-LIBOR	2.8655%	4/23/2023	55,000	(668)	—	(668)
2.5815%	U.S. EFFR	5/25/2023	80,000	1,099	—	1,099
2.9075%	3-month USD-LIBOR	9/7/2023	50,000	734	—	734
3-month USD-LIBOR	3.09009%	10/31/2023	46,320	(1,095)	—	(1,095)
3-month USD-LIBOR	3.0965%	10/31/2023	46,055	(1,102)	—	(1,102)
U.S. EFFR	2.4435%	12/20/2023	7,589	(58)	—	(58)
U.S. EFFR	2.45375%	12/20/2023	67,985	(555)	—	(555)
U.S. EFFR	2.4325%	12/21/2023	24,000	(172)	—	(172)
3-month USD-LIBOR	2.0815%	2/10/2024	28,700	683	—	683
3-month USD-LIBOR	2.0955%	2/10/2024	14,300	331	—	331
3-month USD-LIBOR	2.3875%	3/17/2024	160,700	1,520	—	1,520
3-month USD-LIBOR	2.12813%	10/3/2024	65,000	1,617	—	1,617
3-month USD-LIBOR	2.4595%	1/12/2025	26,400	203	—	203
3-month USD-LIBOR	2.588%	1/26/2025	15,600	7	—	7
2.8775%	3-month USD-LIBOR	3/23/2025	29,800	473	—	473
3-month USD-LIBOR	2.24%	12/5/2026	55,100	1,625	—	1,625
3-month USD-LIBOR	2.27%	12/5/2026	44,900	1,227	—	1,227
2.579%	3-month USD-LIBOR	3/14/2027	53,000	(306)	—	(306)
2.333%	3-month USD-LIBOR	3/29/2027	42,000	(1,020)	—	(1,020)
2.91%	3-month USD-LIBOR	2/1/2028	16,000	84	—	84
2.908%	3-month USD-LIBOR	2/1/2028	16,000	83	—	83
2.925%	3-month USD-LIBOR	2/1/2028	12,800	75	—	75
2.92%	3-month USD-LIBOR	2/2/2028	12,200	69	—	69

114	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
U.S. EFFR	2.5065%	3/22/2028	$8,700	$ (92)	$—	$(92)
U.S. EFFR	2.535%	3/23/2028	6,700	(87)	—	(87)
U.S. EFFR	2.471%	3/27/2028	8,100	(62)	—	(62)
U.S. EFFR	2.4575%	3/29/2028	9,638	(62)	—	(62)
U.S. EFFR	2.424%	3/30/2028	8,160	(30)	—	(30)
U.S. EFFR	2.412%	4/5/2028	3,702	(10)	—	(10)
3-month USD-LIBOR	2.97125%	9/2/2030	62,000	(1,081)	—	(1,081)
3-month USD-LIBOR	3.005%	9/2/2030	62,000	(1,259)	—	(1,259)
3-month USD-LIBOR	2.9625%	2/1/2038	9,800	30	—	30
3-month USD-LIBOR	2.963%	2/1/2038	9,800	30	—	30
3-month USD-LIBOR	2.986%	2/1/2038	7,800	11	—	11
3-month USD-LIBOR	2.967%	2/2/2038	7,600	21	—	21
3-month USD-LIBOR	3.34%	6/27/2044	10,000	(937)	—	(937)
3-month USD-LIBOR	3.206%	7/31/2044	16,000	(1,108)	—	(1,108)
3-month USD-LIBOR	3.238%	8/8/2044	16,000	(1,201)	—	(1,201)
3-month USD-LIBOR	2.7045%	1/2/2045	12,000	310	—	310
3-month USD-LIBOR	2.5055%	1/9/2045	11,000	700	—	700
3-month USD-LIBOR	2.4945%	1/9/2045	2,000	131	—	131
3-month USD-LIBOR	2.52822%	11/23/2045	4,390	266	—	266
U.S. EFFR	2.166%	10/23/2047	10,000	714	—	714
U.S. EFFR	2.145%	11/9/2047	15,400	1,169	—	1,169
U.S. EFFR	2.153%	11/10/2047	15,300	1,137	—	1,137
U.S. EFFR	2.155%	11/10/2047	8,640	638	—	638
U.S. EFFR	2.17%	11/13/2047	15,660	1,109	—	1,109
U.S. EFFR	2.5635%	2/12/2048	33,204	(358)	—	(358)
U.S. EFFR	2.4615%	3/15/2048	2,000	20	—	20
U.S. EFFR	2.485%	3/15/2048	2,000	11	—	11
U.S. EFFR	2.425%	3/16/2048	4,100	73	—	73
U.S. EFFR	2.505%	3/22/2048	4,300	5	—	5
U.S. EFFR	2.51375%	3/22/2048	4,700	(3)	—	(3)
U.S. EFFR	2.625%	5/25/2048	18,000	(435)	—	(435)
U.S. EFFR	2.445%	6/4/2048	6,700	90	—	90
U.S. EFFR	2.52%	8/24/2048	4,500	(9)	—	(9)
3.236%	3-month USD-LIBOR	10/31/2048	10,650	896	—	896
3.22859%	3-month USD-LIBOR	10/31/2048	10,645	879	—	879
					$—	$19,354

American Funds Insurance Series	115

U.S. Government/AAA-Rated Securities Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $36,486,000, which represented 1.27% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $151,166,000, which represented 5.27% of the net assets of the fund.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements

116	American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2018

Growth funds 80.77%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	3,963,500	$277,286

Total growth funds (cost: $279,168,000)		277,286

Fixed income funds 15.59%
American Funds Insurance Series – Bond Fund, Class 1	5,110,855	53,511

Total fixed income funds (cost: $55,321,000)		53,511

Short-term securities 1.50%
Government Cash Management Fund	5,144,216	5,144

Total short-term securities (cost: $5,144,000)		5,144
Total investment securities 97.86% (cost: $339,633,000)		335,941
Other assets less liabilities 2.14%		7,332

Net assets 100.00%		$343,273

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [1]	Value at 12/31/2018 (000) [2]	Unrealized appreciation (depreciation) at 12/31/2018 (000)
5 Year U.S. Treasury Note Futures	Long	1,474	March 2019	$147,400	$169,049	$1,914
FTSE 100 Index Contracts	Short	33	March 2019	£— [3]	(2,801)	18
Euro Stoxx 50 Index Contracts	Short	131	March 2019	€(1)	(4,464)	86
Nikkei 225 Index Contracts	Short	1	March 2019	¥(1)	(182)	10
S&P Mid 400 E-mini Index Contracts	Short	7	March 2019	$(1)	(1,164)	49
Mini MSCI Emerging Market Index Contracts	Short	123	March 2019	(6)	(5,946)	37
Russell 2000 Mini Index Contracts	Short	229	March 2019	(12)	(15,446)	629
S&P 500 E-mini Index Contracts	Short	895	March 2019	(45)	(112,108)	3,193
British Pound Currency Contracts	Short	36	March 2019	(2,250)	(2,878)	(18)
Euro Currency Contracts	Short	33	March 2019	(4,125)	(4,753)	(20)
Japanese Yen Currency Contracts	Short	2	March 2019	(25,000)	(229)	(7)
						$5,891

American Funds Insurance Series	117

Managed Risk Growth Fund

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2018 (000)
Growth funds 80.77%
American Funds Insurance Series – Growth Fund, Class 1	2,960,791	1,174,907	172,198	3,963,500	$2,267	$(31,537)	$1,939	$277,286

Fixed income funds 15.59%
American Funds Insurance Series – Bond Fund, Class 1	4,022,202	1,831,995	743,342	5,110,855	(255)	(1,309)	1,401	53,511
Total 96.36%					$2,012	$(32,846)	$3,340	$330,797

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.
[3]	Amount less than one thousand.

Key to symbols

£ = British pounds

€ = Euros

¥ = Japanese yen

See notes to financial statements

118	American Funds Insurance Series

Managed Risk International Fund

Investment portfolio December 31, 2018

Growth funds 79.58%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	6,802,836	$120,138

Total growth funds (cost: $126,861,000)		120,138

Fixed income funds 15.00%
American Funds Insurance Series – Bond Fund, Class 1	2,162,908	22,646

Total fixed income funds (cost: $23,477,000)		22,646

Short-term securities 3.43%
Government Cash Management Fund	5,178,097	5,178

Total short-term securities (cost: $5,178,000)		5,178
Total investment securities 98.01% (cost: $155,516,000)		147,962
Other assets less liabilities 1.99%		2,997

Net assets 100.00%		$150,959

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [1]	Value at 12/31/2018 (000) [2]	Unrealized appreciation (depreciation) at 12/31/2018 (000)
5 Year U.S. Treasury Note Futures	Long	472	March 2019	$47,200	$54,133	$615
S&P 500 E-mini Index Contracts	Short	3	March 2019	— [3]	(376)	23
FTSE 100 Index Contracts	Short	55	March 2019	£(1)	(4,668)	65
Russell 2000 Mini Index Contracts	Short	13	March 2019	$(1)	(877)	44
Euro Stoxx 50 Index Contracts	Short	353	March 2019	€(4)	(12,028)	268
Mini MSCI Emerging Market Index Contracts	Short	323	March 2019	$(16)	(15,614)	186
Nikkei 225 Index Contracts	Short	37	March 2019	¥(37)	(6,751)	296
British Pound Currency Contracts	Short	60	March 2019	$(3,750)	(4,796)	(35)
Euro Currency Contracts	Short	88	March 2019	(11,000)	(12,675)	(61)
Japanese Yen Currency Contracts	Short	61	March 2019	(762,500)	(6,993)	(182)
						$1,219

American Funds Insurance Series	119

Managed Risk International Fund

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2018 (000)
Growth funds 79.58%
American Funds Insurance Series – International Fund, Class 1	5,479,657	1,623,392	300,213	6,802,836	$360	$(25,996)	$2,591	$120,138

Fixed income funds 15.00%
American Funds Insurance Series – Bond Fund, Class 1	2,063,150	605,333	505,575	2,162,908	(190)	(574)	611	22,646
Total 94.58%					$170	$(26,570)	$3,202	$142,784

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.
[3]	Amount less than one thousand.

Key to symbols

£ = British pounds

€ = Euros

¥ = Japanese yen

See notes to financial statements

120	American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

Investment portfolio December 31, 2018

Growth-and-income funds 80.54%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	21,901,978	$271,146

Total growth-and-income funds (cost: $294,629,000)		271,146

Fixed income funds 15.90%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,484,388	53,544

Total fixed income funds (cost: $54,558,000)		53,544

Short-term securities 1.37%
Government Cash Management Fund	4,613,010	4,613

Total short-term securities (cost: $4,613,000)		4,613
Total investment securities 97.81% (cost: $353,800,000)		329,303
Other assets less liabilities 2.19%		7,366

Net assets 100.00%		$336,669

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [1]	Value at 12/31/2018 (000) [2]	Unrealized appreciation (depreciation) at 12/31/2018 (000)
5 Year U.S. Treasury Note Futures	Long	1,512	March 2019	$151,200	$173,408	$1,865
FTSE 100 Index Contracts	Short	24	March 2019	£— [3]	(2,037)	10
S&P Mid 400 E-mini Index Contracts	Short	4	March 2019	$— [3]	(665)	18
Euro Stoxx 50 Index Contracts	Short	117	March 2019	€(1)	(3,987)	74
Mini MSCI Emerging Market Index Contracts	Short	42	March 2019	$(2)	(2,030)	13
Russell 2000 Mini Index Contracts	Short	34	March 2019	(2)	(2,293)	81
S&P 500 E-mini Index Contracts	Short	1,088	March 2019	(54)	(136,283)	3,750
British Pound Currency Contracts	Short	27	March 2019	(1,688)	(2,158)	(13)
Euro Currency Contracts	Short	29	March 2019	(3,625)	(4,177)	(17)
						$5,781

American Funds Insurance Series	121

Managed Risk Blue Chip Income and Growth Fund

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2018 (000)
Growth-and-income funds 80.54%
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	19,699,331	4,153,608	1,950,961	21,901,978	$4,481	$(54,782)	$6,179	$271,146

Fixed income funds 15.90%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,530,491	736,682	782,785	4,484,388	(273)	(347)	1,085	53,544
Total 96.44%					$4,208	$(55,129)	$7,264	$324,690

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.
[3]	Amount less than one thousand.

Key to symbols

£ = British pounds

€ = Euros

¥ = Japanese yen

See notes to financial statements

122	American Funds Insurance Series

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2018

Growth-and-income funds 79.46%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	33,123,343	$1,503,469

Total growth-and-income funds (cost: $1,522,773,000)		1,503,469

Fixed income funds 14.91%
American Funds Insurance Series – Bond Fund, Class 1	26,945,898	282,124

Total fixed income funds (cost: $281,542,000)		282,124

Short-term securities 3.54%
Government Cash Management Fund	66,924,852	66,925

Total short-term securities (cost: $66,925,000)		66,925

Options purchased 0.46%
Options purchased*		8,674

Total options purchased (cost: $7,663,000)		8,674
Total investment securities 98.37% (cost: $1,878,903,000)		1,861,192
Other assets less liabilities 1.63%		30,910

Net assets 100.00%		$1,892,102

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2018 (000)
S&P 500 Index	4,360	$1,092,987	$1,850.00	6/21/2019	$6,178
S&P 500 Index	811	203,306	2,000.00	6/21/2019	2,064
S&P 500 Index	138	34,595	2,050.00	6/21/2019	432
					$8,674

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [1]	Value at 12/31/2018 (000) [2]	Unrealized appreciation (depreciation) at 12/31/2018 (000)
5 Year U.S. Treasury Note Futures	Long	7,323	March 2019	$732,300	$839,857	$6,919
FTSE 100 Index Contracts	Short	272	March 2019	£(3)	(23,086)	(39)
S&P Mid 400 E-mini Index Contracts	Short	50	March 2019	$(5)	(8,311)	127
Euro Stoxx 50 Index Contracts	Short	1,107	March 2019	€(11)	(37,721)	466
Russell 2000 Mini Index Contracts	Short	430	March 2019	$(21)	(29,003)	435
Mini MSCI Emerging Market Index Contracts	Short	532	March 2019	(27)	(25,717)	(62)
Nikkei 225 Index Contracts	Short	27	March 2019	¥(27)	(4,927)	180
S&P 500 E-mini Index Contracts	Short	3,478	March 2019	$(174)	(435,654)	2,778
British Pound Currency Contracts	Short	298	March 2019	(18,625)	(23,821)	(167)
Euro Currency Contracts	Short	268	March 2019	(33,500)	(38,600)	(222)
Japanese Yen Currency Contracts	Short	45	March 2019	(562,500)	(5,159)	(108)
						$10,307

American Funds Insurance Series	123

Managed Risk Growth-Income Fund

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized (depreciation) appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2018 (000)
Growth-and-income funds 79.46%
American Funds Insurance Series – Growth-Income Fund, Class 1	3,331,787	30,474,528	682,972	33,123,343	$(1,765)	$(33,463)	$3,205	$1,503,469

Fixed income funds 14.91%
American Funds Insurance Series – Bond Fund, Class 1	2,916,097	25,446,042	1,416,241	26,945,898	(614)	951	958	282,124
Total 94.37%					$(2,379)	$(32,512)	$4,163	$1,785,593

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

Key to symbols

£ = British pounds

€ = Euros

¥ = Japanese yen

See notes to financial statements

124	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2018

Asset allocation funds 96.69%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	115,468,223	$2,458,318

Total asset allocation funds (cost: $2,512,141,000)		2,458,318

Short-term securities 1.91%
Government Cash Management Fund	48,607,102	48,607

Total short-term securities (cost: $48,607,000)		48,607
Total investment securities 98.60% (cost: $2,560,748,000)		2,506,925
Other assets less liabilities 1.40%		35,572

Net assets 100.00%		$2,542,497

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [1]	Value at 12/31/2018 (000) [2]	Unrealized appreciation (depreciation) at 12/31/2018 (000)
5 Year U.S. Treasury Note Futures	Long	7,806	March 2019	$780,600	$895,251	$8,348
FTSE 100 Index Contracts	Short	120	March 2019	£(1)	(10,185)	46
S&P Mid 400 E-mini Index Contracts	Short	33	March 2019	$(3)	(5,485)	146
Euro Stoxx 50 Index Contracts	Short	671	March 2019	€(7)	(22,864)	375
Nikkei 225 Index Contracts	Short	7	March 2019	¥(7)	(1,277)	49
Russell 2000 Mini Index Contracts	Short	895	March 2019	$(45)	(60,368)	1,608
Mini MSCI Emerging Market Index Contracts	Short	1,027	March 2019	(51)	(49,645)	184
S&P 500 E-mini Index Contracts	Short	4,514	March 2019	(226)	(565,424)	14,749
British Pound Currency Contracts	Short	131	March 2019	(8,188)	(10,472)	(63)
Euro Currency Contracts	Short	165	March 2019	(20,625)	(23,765)	(88)
Japanese Yen Currency Contracts	Short	12	March 2019	(150,000)	(1,376)	(31)
						$25,323

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliate at 12/31/2018 (000)
Asset allocation funds 96.69%
American Funds Insurance Series – Asset Allocation Fund, Class 1	178,833,494	22,204,494	85,569,765	115,468,223	$(39,223)	$(392,470)	$80,687	$2,458,318

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

Key to symbols

£ = British pounds

€ = Euros

¥ = Japanese yen

See notes to financial statements

American Funds Insurance Series	125

Financial statements

Statements of assets and liabilities
at December 31, 2018

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$5,486,916	$3,673,913	$23,407,476	$8,996,441	$2,999,468
Affiliated issuers	—	29,982	—	—	—
Cash	178	156	1,343	131	4,433
Cash pledged for securities on loan	—	6,049	—	—	—
Cash pledged for forward currency contracts	—	—	—	330	—
Cash denominated in currencies other than U.S. dollars	1	80	—	1,626	712
Unrealized appreciation on open forward currency contracts	—	—	—	—	356
Receivables for:
Sales of investments	319	3,233	21,198	1,944	4,847
Sales of fund’s shares	28,743	5,568	49,254	16,453	1,400
Dividends and interest	8,330	3,564	13,574	16,015	5,498
Variation margin on futures contracts	—	—	—	—	—
Variation margin on swap contracts	—	—	—	—	—
Securities lending income	—	160	—	—	—
Other	378	124	2	136	7
	5,524,865	3,722,829	23,492,847	9,033,076	3,016,721
Liabilities:
Collateral for securities on loan	—	60,486	—	—	—
Unrealized depreciation on open forward currency contracts	—	—	—	525	53
Payables for:
Purchases of investments	16,115	3,150	21,907	6,618	808
Repurchases of fund’s shares	2,128	605	11,254	4,966	1,595
Investment advisory services	2,473	2,214	6,602	3,815	1,833
Insurance administrative fees	163	95	706	193	293
Services provided by related parties	810	506	3,421	970	302
Trustees’ deferred compensation	72	48	503	213	32
Variation margin on futures contracts	—	—	—	—	—
Variation margin on swap contracts	—	—	—	—	—
Non-U.S. taxes	853	931	515	5,462	793
Other	98	280	78	204	133
	22,712	68,315	44,986	22,966	5,842
Net assets at December 31, 2018	$5,502,153	$3,654,514	$23,447,861	$9,010,110	$3,010,879

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,889,612	$3,067,044	$14,176,248	$8,331,112	$2,702,017
Total distributable earnings (accumulated loss)	1,612,541	587,470	9,271,613	678,998	308,862
Net assets at December 31, 2018	$5,502,153	$3,654,514	$23,447,861	$9,010,110	$3,010,879

Investment securities, at cost:
Unaffiliated issuers	$4,224,241	$3,380,162	$16,925,576	$8,523,681	$2,819,850
Affiliated issuers	—	45,822	—	—	—
Cash denominated in currencies other than U.S. dollars, at cost	1	86	—	1,620	711

See end of statements of assets and liabilities for footnote.

See notes to financial statements

126	American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$8,018,033	$1,811,931	$29,638,729	$1,333,446	$679,748	$23,114,218	$368,422	$10,945,510	$2,123,592
—	—	202,273	—	—	153,583	—	—	—
1,442	226	5,392	131	493	3,965	111	5,730	633
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	1	162	116	840	7	6,114	964
—	351	—	—	—	—	214	5,141	12,488

—	—	50,544	—	425	103,114	81	766,356	3,468
4,453	597	41,007	127	1,890	10,186	175	2,561	30
14,855	4,749	41,209	5,240	2,673	66,435	1,558	63,965	17,559
—	—	—	—	286	1,056	32	3,526	755
—	—	—	—	—	83	4	94	49
—	—	—	—	—	—	—	—	—
—	25	—	31	3	313	18	377	53
8,038,783	1,817,879	29,979,155	1,339,137	685,634	23,453,793	370,622	11,799,374	2,159,591

—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	132	14,412	5,570

—	—	75,910	112	9,280	506,077	3,803	1,901,710	56,897
3,583	545	27,805	301	228	11,216	134	23,576	7,155
2,735	940	6,567	701	283	5,477	206	3,023	948
231	61	588	46	225	2,313	44	225	25
766	301	3,070	76	80	1,980	57	918	247
80	23	576	9	3	258	2	116	24
—	—	—	—	237	99	—	351	145
—	—	—	—	—	756	1	356	7
100	87	407	592	12	126	48	—	453
16	48	97	42	6	40	6	—	103
7,511	2,005	115,020	1,879	10,354	528,342	4,433	1,944,687	71,574
$8,031,272	$1,815,874	$29,864,135	$1,337,258	$675,280	$22,925,451	$366,189	$9,854,687	$2,088,017

$6,594,985	$1,523,636	$21,925,796	$1,347,787	$710,885	$19,064,550	$341,847	$10,077,153	$2,124,152
1,436,287	292,238	7,938,339	(10,529)	(35,605)	3,860,901	24,342	(222,466)	(36,135)
$8,031,272	$1,815,874	$29,864,135	$1,337,258	$675,280	$22,925,451	$366,189	$9,854,687	$2,088,017

$7,325,397	$1,627,160	$25,100,577	$1,364,122	$702,114	$20,304,078	$345,235	$11,058,951	$2,167,128
—	—	273,780	—	—	586,257	—	—	—
—	—	1	159	116	840	7	6,229	961

American Funds Insurance Series	127

Statements of assets and liabilities
at December 31, 2018

	High- Income Bond Fund		Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,182,891		$343,748	$306,746	$3,110,704	$5,144
Affiliated issuers	—		—	—	—	330,797
Cash	840		383	80	3,850	—
Cash pledged for futures contracts	—		—	—	—	8,181
Cash denominated in currencies other than U.S. dollars	—	*	—	—	—	—
Receivables for:
Sales of investments	2,745		460	—	45,521	—
Sales of fund’s shares	77		204	48	642	596
Dividends and interest	21,205		877	—	11,543	22
Variation margin on futures contracts	—		249	—	4,583	394
Variation margin on swap contracts	40		170	—	2,783	—
Other	168		2	—	28	—
	1,207,966		346,093	306,874	3,179,654	345,134
Liabilities:
Payables for:
Purchases of investments	1,934		54,109	—	295,152	563
Repurchases of fund’s shares	1,312		356	301	8,565	3
Investment advisory services	498		105	82	830	29
Insurance administrative fees	22		13	10	49	215
Services provided by related parties	163		19	59	328	71
Trustees’ deferred compensation	50		3	18	60	1
Variation margin on futures contracts	—		—	—	594	979
Variation margin on swap contracts	87		313	—	4,772	—
Other	1		—	—	1	—
	4,067		54,918	470	310,351	1,861
Net assets at December 31, 2018	$1,203,899		$291,175	$306,404	$2,869,303	$343,273

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,464,474		$295,903	$305,431	$2,910,880	$326,588
Total distributable earnings (accumulated loss)	(260,575)		(4,728)	973	(41,577)	16,685
Net assets at December 31, 2018	$1,203,899		$291,175	$306,404	$2,869,303	$343,273

Investment securities, at cost:
Unaffiliated issuers	$1,274,934		$344,748	$306,754	$3,124,841	$5,144
Affiliated issuers	—		—	—	—	334,489
Cash denominated in currencies other than U.S. dollars, at cost	—	*	—	—	—	—

See end of statements of assets and liabilities for footnote.

See notes to financial statements

128	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$5,178	$4,613	$75,599	$48,607
142,784	324,690	1,785,593	2,458,318
—	—	—	—
3,017	8,327	34,515	41,388
—	—	—	—

—	—	27,293	374
190	386	339	336
10	22	67	305
182	389	1,951	2,143
—	—	—	—
—	—	—	—
151,361	338,427	1,925,357	2,551,471

174	364	—	—
6	3	29,069	729
13	29	84	298
96	214	308	2,570
31	70	48	538
1	2	1	23
81	1,076	3,745	4,816
—	—	—	—
—	—	—	—
402	1,758	33,255	8,974
$150,959	$336,669	$1,892,102	$2,542,497

$157,470	$340,198	$1,895,504	$2,426,171
(6,511)	(3,529)	(3,402)	116,326
$150,959	$336,669	$1,892,102	$2,542,497

$5,178	$4,613	$74,588	$48,607
150,338	349,187	1,804,315	2,512,141
—	—	—	—

American Funds Insurance Series	129

Statements of assets and liabilities
at December 31, 2018

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 1:	Net assets	$1,942,639	$1,452,476	$8,474,126	$4,811,429	$1,701,716
	Shares outstanding	75,457	66,791	121,126	272,408	81,098
	Net asset value per share	$25.74	$21.75	$69.96	$17.66	$20.98
Class 1A:	Net assets	$4,778	$353	$9,862	$4,936	$2,363
	Shares outstanding	186	16	141	280	113
	Net asset value per share	$25.69	$21.71	$69.77	$17.62	$20.92
Class 2:	Net assets	$3,306,059	$2,055,787	$13,700,966	$3,875,242	$843,316
	Shares outstanding	129,626	97,154	197,204	220,231	40,558
	Net asset value per share	$25.50	$21.16	$69.48	$17.60	$20.79
Class 3:	Net assets			$187,003	$23,753
	Shares outstanding	Not applicable	Not applicable	2,655	1,342	Not applicable
	Net asset value per share			$70.44	$17.70
Class 4:	Net assets	$248,677	$145,898	$1,075,904	$294,750	$463,484
	Shares outstanding	9,795	6,855	15,676	16,935	22,375
	Net asset value per share	$25.39	$21.28	$68.64	$17.40	$20.71

		High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 1:	Net assets	$501,284	$209,329	$36,869	$1,445,275
	Shares outstanding	53,676	20,330	3,259	121,022	Not applicable
	Net asset value per share	$9.34	$10.30	$11.31	$11.94
Class 1A:	Net assets	$644	$739	$10	$1,510
	Shares outstanding	69	72	1	127	Not applicable
	Net asset value per share	$9.33	$10.28	$11.31	$11.93
Class 2:	Net assets	$661,317	$56,871	$247,022	$1,322,968
	Shares outstanding	71,992	5,534	22,403	111,891	Not applicable
	Net asset value per share	$9.19	$10.28	$11.03	$11.82
Class 3:	Net assets	$9,485		$4,516	$8,900
	Shares outstanding	1,011	Not applicable	405	743	Not applicable
	Net asset value per share	$9.38		$11.14	$11.97
Class 4:	Net assets	$31,169	$24,236	$17,987	$90,650
	Shares outstanding	3,129	2,379	1,613	7,659	Not applicable
	Net asset value per share	$9.96	$10.19	$11.15	$11.84
Class P1:	Net assets					$2,850
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	232
	Net asset value per share					$12.30
Class P2:	Net assets					$340,423
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	27,883
	Net asset value per share					$12.21

*	Amount less than one thousand.

See notes to financial statements

130	American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$4,809,964	$492,281	$16,782,983	$1,034,317	$316,763	$14,626,696	$109,776	$5,961,685	$1,015,292
388,433	37,818	369,768	67,397	33,820	686,976	9,410	569,176	88,889
$12.38	$13.02	$45.39	$15.35	$9.37	$21.29	$11.67	$10.47	$11.42
$3,162	$927	$6,733	$1,749	$2,686	$6,982	$2,007	$3,284	$400
256	72	149	114	287	328	172	314	35
$12.35	$13.00	$45.28	$15.33	$9.36	$21.26	$11.65	$10.45	$11.41
$2,850,294	$1,227,787	$12,035,441	$230,035	$3,719	$4,667,683	$184,786	$3,523,963	$1,032,370
232,925	94,484	268,073	15,034	397	221,412	15,865	340,694	91,060
$12.24	$12.99	$44.90	$15.30	$9.36	$21.08	$11.65	$10.34	$11.34
		$140,465			$29,682
Not applicable	Not applicable	3,089	Not applicable	Not applicable	1,392	Not applicable	Not applicable	Not applicable
		$45.47			$21.32
$367,852	$94,879	$898,513	$71,157	$352,112	$3,594,408	$69,620	$365,755	$39,955
30,177	7,405	20,203	4,675	37,666	171,230	6,029	35,411	3,554
$12.19	$12.81	$44.47	$15.22	$9.35	$20.99	$11.55	$10.33	$11.24

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

$379	$492	$1,661,806	$1,596
39	44	141,701	130
$9.82	$11.28	$11.73	$12.23
$150,580	$336,177	$230,296	$2,540,901
15,421	29,981	19,726	207,856
$9.76	$11.21	$11.67	$12.22

American Funds Insurance Series	131

Statements of operations
for the year ended December 31, 2018

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$89,435	$40,551	$266,249	$188,307	$47,131
Interest	6,142	7,378	28,788	23,999	16,421
Securities lending income	—	730	—	—	—
	95,577	48,659	295,037	212,306	63,552
Fees and expenses*:
Investment advisory services	32,234	29,438	83,065	48,247	23,782
Distribution services	10,330	6,459	42,560	11,764	3,589
Insurance administrative services	633	367	2,750	790	1,164
Transfer agent services	1	— †	3	1	— †
Administrative services	624	423	2,573	981	339
Reports to shareholders	218	136	900	342	127
Registration statement and prospectus	47	88	197	66	29
Trustees’ compensation	37	25	150	58	20
Auditing and legal	76	65	80	102	72
Custodian	964	643	502	1,867	1,253
Other	137	228	252	202	342
Total fees and expenses before waivers	45,301	37,872	133,032	64,420	30,717
Less waivers of fees and expenses:
Investment advisory services waivers	—	—	—	—	—
Total waivers of fees and expenses	—	—	—	—	—
Total fees and expenses after waivers	45,301	37,872	133,032	64,420	30,717
Net investment income	50,276	10,787	162,005	147,886	32,835

Net realized gain (loss) and unrealized (depreciation) appreciation:
Net realized gain (loss) on:
Investments
Unaffiliated issuers	344,211	244,684	2,850,252	248,667	125,246
Affiliated issuers	—	2,632	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	(21)	94	—	1,317	649
Swap contracts	—	—	—	—	—
Currency transactions	(648)	(349)	(1,358)	(2,744)	308
	343,542	247,061	2,848,894	247,240	126,203
Net unrealized (depreciation) appreciation on:
Investments
Unaffiliated issuers	(919,949)	(654,311)	(2,970,971)	(1,741,395)	(647,695)
Affiliated issuers	—	(19,991)	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	(15)	1,103	—	(170)	626
Swap contracts	—	—	—	—	—
Currency translations	288	41	(119)	(189)	36
	(919,676)	(673,158)	(2,971,090)	(1,741,754)	(647,033)
Net realized gain (loss) and unrealized (depreciation) appreciation	(576,134)	(426,097)	(122,196)	(1,494,514)	(520,830)
Net (decrease) increase in net assets resulting from operations	$(525,858)	$(415,310)	$39,809	$(1,346,628)	$(487,995)

See end of statements of operations for footnotes.

See notes to financial statements

132	American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$225,462	$47,619	$561,216	$42,953	$18,229	$330,664	$5,923	$—	$—
5,328	5,256	43,954	4,649	5,121	270,199	3,763	319,829	71,425
—	—	—	—	—	—	—	—	—
230,790	52,875	605,170	47,602	23,350	600,863	9,686	319,829	71,425

35,312	12,167	81,100	8,812	3,229	68,775	2,520	37,656	12,085
9,118	3,848	36,914	840	885	22,505	680	10,220	2,901
794	233	2,300	183	884	9,354	167	835	97
1	— †	4	— †	— †	3	— †	1	— †
909	205	3,139	146	65	2,590	38	1,037	228
239	47	1,105	23	10	837	6	320	58
28	9	202	19	21	400	11	61	10
53	12	182	8	3	150	2	61	13
49	62	79	60	51	76	59	60	51
269	349	894	391	43	362	42	277	386
126	86	232	44	62	188	56	214	162
46,898	17,018	126,151	10,526	5,253	105,240	3,581	50,742	15,991

—	—	—	1	23	—	—	—	—
—	—	—	1	23	—	—	—	—
46,898	17,018	126,151	10,525	5,230	105,240	3,581	50,742	15,991
183,892	35,857	479,019	37,077	18,120	495,623	6,105	269,087	55,434

687,346	100,225	3,359,804	19,373	(12,976)	1,252,346	4,175	(159,911)	1,326
—	—	—	—	—	—	—	—	—
—	—	—	—	242	677	23	(38,790)	(3,980)
—	(72)	—	—	—	—	(541)	14,487	(6,955)
—	—	—	—	—	(2,209)	(5)	16,367	(44)
38	(281)	(2,288)	273	(169)	85	(76)	(565)	(2,076)
687,384	99,872	3,357,516	19,646	(12,903)	1,250,899	3,576	(168,412)	(11,729)

(1,602,181)	(325,794)	(4,115,868)	(222,546)	(54,286)	(2,657,935)	(34,350)	(164,246)	(82,168)
—	—	(116,886)	—	—	(230,161)	—	—	—
—	—	—	—	429	5,914	180	23,764	4,630
—	351	—	—	—	—	207	(16,813)	6,258
—	—	—	—	—	2,691	5	(7,301)	1,530
(41)	(87)	(237)	(23)	(10)	(72)	1	(246)	(258)
(1,602,222)	(325,530)	(4,232,991)	(222,569)	(53,867)	(2,879,563)	(33,957)	(164,842)	(70,008)

(914,838)	(225,658)	(875,475)	(202,923)	(66,770)	(1,628,664)	(30,381)	(333,254)	(81,737)
$(730,946)	$(189,801)	$(396,456)	$(165,846)	$(48,650)	$(1,133,041)	$(24,276)	$(64,167)	$(26,303)

American Funds Insurance Series	133

Statements of operations
for the year ended December 31, 2018

	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund		U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$—	$—	$—		$—	$3,341
Interest	93,699	7,928	5,763		71,451	216
	93,699	7,928	5,763		71,451	3,557
Fees and expenses*:
Investment advisory services	6,485	1,361	947		10,160	486
Distribution services	1,953	191	643		3,706	803
Insurance administrative services	86	42	37		171	809
Transfer agent services	— †	— †	—	†	— †	— †
Administrative services	137	32	30		300	—
Accounting and administrative services	—	—	—		—	43
Reports to shareholders	33	5	6		65	5
Registration statement and prospectus	9	2	3		15	7
Trustees’ compensation	8	2	2		18	2
Auditing and legal	49	44	42		46	23
Custodian	32	35	1		56	9
Other	95	66	16		129	23
Total fees and expenses before waivers	8,887	1,780	1,727		14,666	2,210
Less waivers of fees and expenses:
Investment advisory services waivers	—	—	—		—	162
Total waivers of fees and expenses	—	—	—		—	162
Total fees and expenses after waivers	8,887	1,780	1,727		14,666	2,048
Net investment income	84,812	6,148	4,036		56,785	1,509

Net realized gain (loss) and unrealized (depreciation) appreciation:
Net realized gain (loss) on:
Investments
Unaffiliated issuers	(24,151)	(3,538)	—		(39,630)	—
Affiliated issuers	—	—	—		—	2,012
Futures contracts	2	(4,529)	—		(45,333)	(5,288)
Swap contracts	(390)	449	—		(1,752)	—
Currency transactions	(5)	—	—		—	7
Capital gain distributions received from affiliated issuers	—	—	—		—	24,732
	(24,544)	(7,618)	—		(86,715)	21,463
Net unrealized (depreciation) appreciation on:
Investments
Unaffiliated issuers	(87,512)	(1,970)	33		(13,160)	—
Affiliated issuers	—	—	—		—	(32,846)
Futures contracts	—	2,531	—		34,895	5,929
Swap contracts	1,317	1,980	—		27,782	—
Currency translations	(1)	—	—		—	—
	(86,196)	2,541	33		49,517	(26,917)
Net realized gain (loss) and unrealized (depreciation) appreciation	(110,740)	(5,077)	33		(37,198)	(5,454)
Net (decrease) increase in net assets resulting from operations	$(25,928)	$1,071	$4,069		$19,587	$(3,945)

*	Additional information related to non-U.S. taxes, class-specific fees and expenses and affiliated income is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements

134	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$3,202	$7,264	$4,163	$80,686
112	246	195	2,846
3,314	7,510	4,358	83,532

234	530	439	6,609
389	883	564	6,862
389	883	731	11,015
— †	— †	— †	— †
—	—	—	—
40	43	42	114
3	6	4	73
5	7	5	70
1	2	1	26
23	23	33	28
9	9	9	9
(18)	25	(9)	(1,637)
1,075	2,411	1,819	23,169

78	177	146	2,203
78	177	146	2,203
997	2,234	1,673	20,966
2,317	5,276	2,685	62,566

—	—	—	—
170	4,208	(2,379)	(39,223)
(301)	(7,698)	(3,064)	(49,333)
—	—	—	—
(4)	7	— †	62
5,857	21,501	12,396	185,909
5,722	18,018	6,953	97,415

—	—	1,011	—
(26,570)	(55,129)	(32,512)	(392,470)
1,238	5,830	10,335	25,915
—	—	—	—
—	—	—	—
(25,332)	(49,299)	(21,166)	(366,555)

(19,610)	(31,281)	(14,213)	(269,140)
$(17,293)	$(26,005)	$(11,528)	$(206,574)

American Funds Insurance Series	135

Statements of changes in net assets

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2018	2017	2018	2017	2018	2017
Operations:
Net investment income	$50,276	$44,912	$10,787	$15,312	$162,005	$136,774
Net realized gain (loss)	343,542	433,191	247,061	207,903	2,848,894	2,561,073
Net unrealized (depreciation) appreciation	(919,676)	1,102,516	(673,158)	731,086	(2,971,090)	3,159,797
Net (decrease) increase in net assets resulting from operations	(525,858)	1,580,619	(415,310)	954,301	39,809	5,857,644
Distributions paid to shareholders*	(474,814)		(196,135)		(2,648,515)
Dividends from net investment income		(42,742)		(21,019)		(136,164)
Distributions from net realized gain on investments		(174,096)		—		(2,251,429)
Total dividends and distributions paid to shareholders		(216,838)		(21,019)		(2,387,593)
Net capital share transactions	267,749	(335,425)	(49,079)	(495,098)	1,071,109	(34,343)
Total (decrease) increase in net assets	(732,923)	1,028,356	(660,524)	438,184	(1,537,597)	3,435,708
Net assets:
Beginning of year	6,235,076	5,206,720	4,315,038	3,876,854	24,985,458	21,549,750
End of year	$5,502,153	$6,235,076	$3,654,514	$4,315,038	$23,447,861	$24,985,458

	International Growth and Income Fund		Capital Income Builder		Asset Allocation Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2018	2017	2018	2017	2018	2017
Operations:
Net investment income	$37,077	$35,259	$18,120	$14,607	$495,623	$419,292
Net realized gain (loss)	19,646	5,636	(12,903)	8,964	1,250,899	1,243,464
Net unrealized (depreciation) appreciation	(222,569)	242,768	(53,867)	35,709	(2,879,563)	1,880,231
Net (decrease) increase in net assets resulting from operations	(165,846)	283,663	(48,650)	59,280	(1,133,041)	3,542,987
Distributions paid to shareholders*	(35,982)		(20,515)		(1,587,775)
Dividends from net investment income		(32,772)		(14,010)		(405,124)
Distributions from net realized gain on investments		—		—		(1,069,604)
Total dividends and distributions paid to shareholders		(32,772)		(14,010)		(1,474,728)
Net capital share transactions	77,119	109,624	149,988	137,152	(13,827)	2,543,934
Total (decrease) increase in net assets	(124,709)	360,515	80,823	182,422	(2,734,643)	4,612,193
Net assets:
Beginning of year	1,461,967	1,101,452	594,457	412,035	25,660,094	21,047,901
End of year	$1,337,258	$1,461,967	$675,280	$594,457	$22,925,451	$25,660,094

See end of statements of changes in net assets for footnote.

See notes to financial statements

136	American Funds Insurance Series

(dollars in thousands)

International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

$147,886	$105,868	$32,835	$32,918	$183,892	$195,270	$35,857	$44,369	$479,019	$445,666
247,240	438,684	126,203	236,990	687,384	686,720	99,872	151,286	3,357,516	2,102,617
(1,741,754)	1,850,536	(647,033)	567,588	(1,602,222)	550,461	(325,530)	281,638	(4,232,991)	3,222,646

(1,346,628)	2,395,088	(487,995)	837,496	(730,946)	1,432,451	(189,801)	477,293	(396,456)	5,770,929
(646,470)		(126,412)		(883,615)		(186,991)		(2,606,909)
	(124,236)		(34,131)		(188,626)		(42,795)		(435,451)
	(100,924)		—		(328,660)		(33,692)		(1,807,557)
	(225,160)		(34,131)		(517,286)		(76,487)		(2,243,008)
1,245,386	133,019	92,573	(164,517)	265,984	(178,554)	90,220	(289,969)	2,175,138	1,071,251
(747,712)	2,302,947	(521,834)	638,848	(1,348,577)	736,611	(286,572)	110,837	(828,227)	4,599,172

9,757,822	7,454,875	3,532,713	2,893,865	9,379,849	8,643,238	2,102,446	1,991,609	30,692,362	26,093,190
$9,010,110	$9,757,822	$3,010,879	$3,532,713	$8,031,272	$9,379,849	$1,815,874	$2,102,446	$29,864,135	$30,692,362

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

$6,105	$4,343	$269,087	$226,928	$55,434	$53,646	$84,812	$96,458	$6,148	$5,003
3,576	9,276	(168,412)	(10,510)	(11,729)	(26,825)	(24,544)	24,442	(7,618)	408
(33,957)	38,239	(164,842)	193,041	(70,008)	132,187	(86,196)	(3,823)	2,541	(431)

(24,276)	51,858	(64,167)	409,459	(26,303)	159,008	(25,928)	117,077	1,071	4,980
(9,700)		(267,421)		(56,130)		(79,933)		(6,505)
	(3,252)		(220,546)		(11,164)		(98,414)		(5,571)
	(10,070)		(157,395)		(14,449)		—		(2,214)
	(13,322)		(377,941)		(25,613)		(98,414)		(7,785)
46,266	63,483	(511,419)	(223,341)	(297,128)	85,999	(144,120)	(346,424)	(43,561)	2,570
12,290	102,019	(843,007)	(191,823)	(379,561)	219,394	(249,981)	(327,761)	(48,995)	(235)

353,899	251,880	10,697,694	10,889,517	2,467,578	2,248,184	1,453,880	1,781,641	340,170	340,405
$366,189	$353,899	$9,854,687	$10,697,694	$2,088,017	$2,467,578	$1,203,899	$1,453,880	$291,175	$340,170

American Funds Insurance Series	137

Statements of changes in net assets

	Ultra-Short Bond Fund		U.S. Government/ AAA-Rated Securities Fund		Managed Risk Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2018	2017	2018	2017	2018	2017
Operations:
Net investment income	$4,036	$1,388	$56,785	$46,503	$1,509	$859
Net realized gain (loss)	—	9	(86,715)	11,669	21,463	19,268
Net unrealized (depreciation) appreciation	33	(64)	49,517	(6,874)	(26,917)	35,360
Net (decrease) increase in net assets resulting from operations	4,069	1,333	19,587	51,298	(3,945)	55,487
Distributions paid to shareholders*	(3,517)		(55,819)		(21,941)
Dividends from net investment income		(906)		(43,993)		(734)
Distributions from net realized gain on investments		—		—		(4,142)
Total dividends and distributions paid to shareholders		(906)		(43,993)		(4,876)
Net capital share transactions	1,047	(46,638)	(197,780)	58,286	81,200	36,220
Total (decrease) increase in net assets	1,599	(46,211)	(234,012)	65,591	55,314	86,831
Net assets:
Beginning of year	304,805	351,016	3,103,315	3,037,724	287,959	201,128
End of year	$306,404	$304,805	$2,869,303	$3,103,315	$343,273	$287,959

*	Current year amounts reflect current presentation under new accounting standards.

See notes to financial statements

138	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2018	2017	2018	2017	2018	2017	2018	2017

$2,317	$1,283	$5,276	$5,049	$2,685	$2,028	$62,566	$50,782
5,722	248	18,018	12,835	6,953	8,283	97,415	177,329
(25,332)	28,741	(49,299)	30,876	(21,166)	24,060	(366,555)	329,033

(17,293)	30,272	(26,005)	48,760	(11,528)	34,371	(206,574)	557,144
(3,428)		(23,525)		(12,352)		(242,968)
	(900)		(5,161)		(1,867)		(31,722)
	(1,403)		(5,568)		(7,726)		(38,742)
	(2,303)		(10,729)		(9,593)		(70,464)
23,257	22,849	19,295	37,657	1,707,014	23,434	(1,462,371)	408,750
2,536	50,818	(30,235)	75,688	1,683,134	48,212	(1,911,913)	895,430

148,423	97,605	366,904	291,216	208,968	160,756	4,454,410	3,558,980
$150,959	$148,423	$336,669	$366,904	$1,892,102	$208,968	$2,542,497	$4,454,410

American Funds Insurance Series	139

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 28 different funds (the “funds”). Twenty-three funds in the series are covered in this report. The other five funds in the series, American Funds Insurance Series - Portfolio Series, are covered in a separate report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

In 2009, shareholders approved the reorganization of the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objectives for each fund covered in this report are as follows:

Global Growth Fund — Seeks to provide long-term growth of capital.

Global Small Capitalization Fund — Seeks to provide long-term growth of capital.

Growth Fund — Seeks to provide growth of capital.

International Fund — Seeks to provide long-term growth of capital.

New World Fund — Seeks long-term capital appreciation.

Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund — Seeks to provide long-term growth of capital while providing current income.

Growth-Income Fund — Seeks to achieve long-term growth of capital and income.

International Growth and Income Fund — Seeks to provide long-term growth of capital while providing current income.

Capital Income Builder — Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. Secondarily, seeks to provide growth of capital.

Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term.

Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund — Seeks to provide as high a level of current income as is consistent with the preservation of capital.

Global Bond Fund — Seeks to provide, over the long term, a high level of total return consistent with prudent investment management.

High-Income Bond Fund — Seeks to provide a high level of current income and, secondarily, capital appreciation.

Mortgage Fund — Seeks to provide current income and preservation of capital.

140	American Funds Insurance Series

Ultra-Short Bond Fund — Seeks to provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income consistent with preservation of capital.

Managed Risk Growth Fund — Seeks to provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — Seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

American Funds Insurance Series	141

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

142	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

American Funds Insurance Series	143

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2018 (dollars in thousands):

Global Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$943,486	$395,499	$—	$1,338,985
Consumer discretionary	902,718	87,222	—	989,940
Health care	582,877	105,680	—	688,557
Communication services	437,926	143,665	—	581,591
Financials	518,235	53,532	—	571,767
Consumer staples	294,556	86,992	—	381,548
Industrials	209,141	129,438	—	338,579
Materials	114,502	40,841	—	155,343
Energy	146,233	—	—	146,233
Short-term securities	—	294,373	—	294,373
Total	$4,149,674	$1,337,242	$—	$5,486,916

Global Small Capitalization Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$727,659	$48,979	$—	$776,638
Information technology	452,675	117,663	—	570,338
Industrials	267,672	261,949	—	529,621
Consumer discretionary	404,803	84,793	—	489,596
Financials	277,316	39,228	87	316,631
Materials	113,426	29,243	—	142,669
Consumer staples	64,850	56,057	—	120,907
Communication services	71,742	20,881	—	92,623
Energy	45,304	15,906	16,560	77,770
Real estate	35,861	37,865	—	73,726
Utilities	60,785	—	—	60,785
Bonds, notes & other debt instruments	—	4,989	—	4,989
Short-term securities	54,436	393,166	—	447,602
Total	$2,576,529	$1,110,719	$16,647	$3,703,895

Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$4,465,985	$524,865	$—	$4,990,850
Health care	3,895,983	—	37,000	3,932,983
Communication services	3,172,527	—	—	3,172,527
Consumer discretionary	3,047,437	25,309	—	3,072,746
Financials	2,280,002	—	—	2,280,002
Industrials	1,068,310	136,234	—	1,204,544
Energy	1,181,935	—	—	1,181,935
Materials	545,792	83,260	—	629,052
Consumer staples	519,278	—	—	519,278
Real estate	371,749	—	—	371,749
Utilities	94,291	—	—	94,291
Convertible stocks	—	—	13,104	13,104
Short-term securities	—	1,944,415	—	1,944,415
Total	$20,643,289	$2,714,083	$50,104	$23,407,476

144	American Funds Insurance Series

International Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$1,182,886	$188,734	$—	$1,371,620
Industrials	801,285	454,063	—	1,255,348
Health care	460,295	639,881	—	1,100,176
Consumer discretionary	702,613	220,555	—	923,168
Consumer staples	375,070	226,350	—	601,420
Communication services	369,938	217,235	—	587,173
Information technology	184,960	324,234	—	509,194
Materials	343,320	165,561	—	508,881
Utilities	376,043	102,071	—	478,114
Energy	395,858	16,445	—	412,303
Real estate	136,191	45,046	—	181,237
Rights & warrants	—	13,046	—	13,046
Bonds, notes & other debt instruments	—	77,908	—	77,908
Short-term securities	—	976,853	—	976,853
Total	$5,328,459	$3,667,982	$—	$8,996,441

	Other investments*
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(525)	$—	$(525)

*	Forward currency contracts are not included in the investment portfolio.

New World Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$326,284	$178,731	$—	$505,015
Financials	305,640	23,740	—	329,380
Energy	292,889	—	—	292,889
Consumer discretionary	218,235	64,658	—	282,893
Health care	175,401	75,887	—	251,288
Consumer staples	119,696	70,170	—	189,866
Communication services	167,031	5,804	—	172,835
Materials	154,547	13,916	—	168,463
Industrials	94,592	40,700	—	135,292
Real estate	31,058	9,324	26	40,408
Utilities	32,453	—	—	32,453
Rights & warrants	—	3,502	—	3,502
Bonds, notes & other debt instruments	—	92,867	—	92,867
Short-term securities	—	502,317	—	502,317
Total	$1,917,826	$1,081,616	$26	$2,999,468

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$356	$—	$356
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(53)	—	(53)
Total	$—	$303	$—	$303

*	Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series	145

Blue Chip Income and Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$2,027,452	$—	$—	$2,027,452
Information technology	1,080,516	—	—	1,080,516
Consumer staples	1,017,733	—	—	1,017,733
Energy	758,203	—	—	758,203
Communication services	731,501	—	—	731,501
Industrials	687,517	—	—	687,517
Consumer discretionary	650,987	—	—	650,987
Financials	392,403	—	—	392,403
Materials	134,904	—	—	134,904
Other	143,876	—	—	143,876
Rights & warrants	3,520	—	—	3,520
Short-term securities	—	389,421	—	389,421
Total	$7,628,612	$389,421	$—	$8,018,033

Global Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$182,049	$100,080	$—	$282,129
Health care	185,566	15,542	—	201,108
Financials	175,070	11,049	—	186,119
Communication services	83,225	100,714	—	183,939
Industrials	162,543	16,976	—	179,519
Consumer discretionary	138,158	35,185	—	173,343
Materials	104,115	14,434	—	118,549
Energy	109,679	—	—	109,679
Consumer staples	61,667	39,668	—	101,335
Real estate	54,128	12,956	—	67,084
Utilities	13,861	48,868	—	62,729
Bonds, notes & other debt instruments	—	39,384	—	39,384
Short-term securities	—	107,014	—	107,014
Total	$1,270,061	$541,870	$—	$1,811,931

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$351	$—	$351

*	Forward currency contracts are not included in the investment portfolio.

146	American Funds Insurance Series

Growth-Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$4,572,074	$180,915	$—	$4,752,989
Information technology	4,016,946	101,331	—	4,118,277
Financials	3,123,284	164,961	—	3,288,245
Communication services	3,068,997	—	—	3,068,997
Industrials	2,744,773	—	—	2,744,773
Consumer staples	2,202,506	457,337	—	2,659,843
Energy	2,041,753	—	—	2,041,753
Consumer discretionary	1,778,690	116,360	—	1,895,050
Materials	1,394,285	6,362	—	1,400,647
Real estate	535,725	—	—	535,725
Utilities	447,523	55,293	—	502,816
Mutual funds	45,729	—	—	45,729
Convertible stocks	38,828	—	—	38,828
Convertible bonds	—	27,617	—	27,617
Short-term securities	—	2,719,713	—	2,719,713
Total	$26,011,113	$3,829,889	$—	$29,841,002

International Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$141,167	$108,491	$—	$249,658
Health care	77,210	101,164	—	178,374
Industrials	56,914	56,589	—	113,503
Energy	94,813	—	—	94,813
Materials	81,185	13,223	—	94,408
Real estate	81,116	13,077	—	94,193
Consumer staples	87,620	6,560	—	94,180
Communication services	49,598	34,855	—	84,453
Utilities	45,795	35,476	—	81,271
Consumer discretionary	54,630	5,371	—	60,001
Information technology	11,493	36,087	—	47,580
Bonds, notes & other debt instruments	—	15,271	—	15,271
Short-term securities	—	125,741	—	125,741
Total	$781,541	$551,905	$—	$1,333,446

American Funds Insurance Series	147

Capital Income Builder

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$43,071	$25,510	$—	$68,581
Consumer staples	52,008	10,413	—	62,421
Information technology	44,754	15,593	—	60,347
Real estate	51,257	1,451	—	52,708
Energy	44,723	—	—	44,723
Communication services	32,340	8,343	—	40,683
Health care	36,507	1,889	—	38,396
Utilities	29,843	7,422	—	37,265
Consumer discretionary	23,778	—	—	23,778
Industrials	19,005	2,067	—	21,072
Materials	5,407	4,139	—	9,546
Convertible stocks	6,127	—	—	6,127
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	93,463	—	93,463
Mortgage-backed obligations	—	46,958	—	46,958
Corporate bonds & notes	—	26,817	—	26,817
Asset-backed obligations	—	967	—	967
Short-term securities	—	45,896	—	45,896
Total	$388,820	$290,928	$—	$679,748

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$2,467	$—	$—	$2,467
Liabilities:
Unrealized depreciation on futures contracts	(2,038)	—	—	(2,038)
Total	$429	$—	$—	$429

*	Futures contracts are not included in the investment portfolio.

148	American Funds Insurance Series

Asset Allocation Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$3,092,137	$35,434	$59	$3,127,630
Health care	2,518,947	26,969	736	2,546,652
Financials	2,175,115	—	—	2,175,115
Industrials	1,002,104	4,784	—	1,006,888
Energy	953,558	2,780	—	956,338
Consumer discretionary	861,048	42,365	—	903,413
Communication services	847,896	115	—	848,011
Consumer staples	545,053	263,173	—	808,226
Materials	739,608	—	—	739,608
Utilities	215,899	—	—	215,899
Real estate	184,779	—	—	184,779
Rights & warrants	—	—	242	242
Convertible stocks	—	—	6,074	6,074
Convertible bonds	—	1,272	—	1,272
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	2,820,469	—	2,820,469
Corporate bonds & notes	—	2,275,813	10,755	2,286,568
Mortgage-backed obligations	—	1,318,843	—	1,318,843
Federal agency bonds & notes	—	15,031	—	15,031
Other	—	190,115	—	190,115
Short-term securities	—	3,116,628	—	3,116,628
Total	$13,136,144	$10,113,791	$17,866	$23,267,801

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$6,035	$—	$—	$6,035
Liabilities:
Unrealized depreciation on futures contracts	(874)	—	—	(874)
Unrealized depreciation on interest rate swaps	—	(3,557)	—	(3,557)
Total	$5,161	$(3,557)	$—	$1,604

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

American Funds Insurance Series	149

Global Balanced Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$29,939	$11,496	$—	$41,435
Financials	26,524	3,203	—	29,727
Health care	23,425	4,021	—	27,446
Industrials	19,589	5,349	—	24,938
Energy	18,129	—	—	18,129
Consumer staples	14,100	3,677	—	17,777
Consumer discretionary	13,799	1,034	—	14,833
Materials	8,709	4,244	—	12,953
Communication services	2,053	6,030	—	8,083
Real estate	6,155	827	—	6,982
Utilities	2,897	2,255	—	5,152
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	59,146	—	59,146
U.S. Treasury bonds & notes	—	45,770	—	45,770
Corporate bonds & notes	—	23,532	—	23,532
Mortgage-backed obligations	—	6,936	—	6,936
Short-term securities	—	25,583	—	25,583
Total	$165,319	$203,103	$—	$368,422

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$180	$—	$—	$180
Unrealized appreciation on open forward currency contracts	—	214	—	214
Unrealized appreciation on interest rate swaps	—	24	—	24
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(132)	—	(132)
Unrealized depreciation on interest rate swaps	—	(19)	—	(19)
Total	$180	$87	$—	$267

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$3,603,650	$—	$3,603,650
U.S. Treasury bonds & notes	—	2,852,297	—	2,852,297
Mortgage-backed obligations	—	2,234,095	—	2,234,095
Bonds & notes of governments & government agencies outside the U.S.	—	612,742	—	612,742
Asset-backed obligations	—	197,268	—	197,268
Municipals	—	189,941	—	189,941
Federal agency bonds & notes	—	11,395	—	11,395
Common stocks	—	396	26	422
Rights & warrants	—	—	67	67
Short-term securities	—	1,243,633	—	1,243,633
Total	$—	$10,945,417	$93	$10,945,510

150	American Funds Insurance Series

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$22,298	$—	$—	$22,298
Unrealized appreciation on open forward currency contracts	—	5,141	—	5,141
Unrealized appreciation on interest rate swaps	—	2,565	—	2,565
Liabilities:
Unrealized depreciation on futures contracts	(2,690)	—	—	(2,690)
Unrealized depreciation on open forward currency contracts	—	(14,412)	—	(14,412)
Unrealized depreciation on interest rate swaps	—	(2,338)	—	(2,338)
Total	$19,608	$(9,044)	$—	$10,564

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

Global Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Japanese yen	$—	$248,037	$—	$248,037
Euros	—	235,404	—	235,404
Mexican pesos	—	74,438	—	74,438
Polish zloty	—	73,313	—	73,313
Danish kroner	—	65,733	—	65,733
Indian rupees	—	45,800	—	45,800
British pounds	—	43,376	—	43,376
Brazilian reais	—	33,036	—	33,036
Thai baht	—	27,229	—	27,229
Israeli shekels	—	18,320	—	18,320
Chilean pesos	—	15,174	—	15,174
Malaysian ringgits	—	15,129	—	15,129
Romanian leu	—	14,495	—	14,495
Canadian dollars	—	10,039	—	10,039
U.S. dollars	—	914,227	487	914,714
Other	—	90,558	—	90,558
Convertible bonds	—	100	—	100
Convertible stocks	—	—	1,033	1,033
Common stocks	113	913	9	1,035
Rights & warrants	—	—	41	41
Short-term securities	—	196,588	—	196,588
Total	$113	$2,121,909	$1,570	$2,123,592

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$5,231	$—	$—	$5,231
Unrealized appreciation on open forward currency contracts	—	12,488	—	12,488
Unrealized appreciation on interest rate swaps	—	335	—	335
Liabilities:
Unrealized depreciation on futures contracts	(960)	—	—	(960)
Unrealized depreciation on open forward currency contracts	—	(5,570)	—	(5,570)
Unrealized depreciation on interest rate swaps	—	(284)	—	(284)
Total	$4,271	$6,969	$—	$11,240

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

American Funds Insurance Series	151

High-Income Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,129,425	$8,992	$1,138,417
Other	—	3,083	—	3,083
Convertible bonds	—	5,438	—	5,438
Convertible stocks	629	—	5,892	6,521
Common stocks	1,642	8,344	2,397	12,383
Rights & warrants	—	—	256	256
Short-term securities	—	16,793	—	16,793
Total	$2,271	$1,163,083	$17,537	$1,182,891

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$156	$—	$156
Unrealized appreciation on credit default swaps	—	1,544	—	1,544
Liabilities:
Unrealized depreciation on interest rate swaps	—	(380)	—	(380)
Total	$—	$1,320	$—	$1,320

[1]	Interest rate swaps and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2018 (dollars in thousands):

	Beginning value at 1/1/2018	Transfers into Level 3[2]	Purchases	Sales	Net realized gain[3]	Unrealized appreciation[3]	Transfers out of Level 3[2]	Ending value at 12/31/2018
Investment securities	$23,741	$—	$17,504	$(34,559)	$6,060	$9,202	$(4,411)	$17,537
Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2018								$1,603

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.

152	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

							Impact to
							valuation from
	Value at	Valuation	Unobservable			Weighted	an increase in
	12/31/2018	techniques	inputs	Range		average	input*
Bonds, notes & other debt instruments	$8,992	Yield analysis	Yield to maturity risk premium	0-400 bps		299 bps	Decrease
Convertible securities	5,892	Market comparables	EBITDA multiple	8.9	x	8.9x	Increase
		Recent market information	Market comparables	25%		25%	Decrease
		Enterprise value	Revenue multiple	1.3	x	1.3x	Increase
Common stocks	2,397	Expected proceeds	Discount to reflect timing of receipt and amount of proceeds	50%		50%	Decrease
		Black-Scholes	Implied volatility	30%		30%	Increase
Rights & warrants	256	Recent market information	Quoted price	N/A		N/A	N/A
	$17,537

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviation

EBITDA = Earnings before income taxes, depreciation and amortization

Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$209,270	$—	$209,270
U.S. Treasury bonds & notes	—	32,012	—	32,012
Federal agency bonds & notes	—	18,483	—	18,483
Asset-backed obligations	—	17,340	—	17,340
Corporate bonds & notes	—	—	80	80
Short-term securities	—	66,563	—	66,563
Total	$—	$343,668	$80	$343,748

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$1,899	$—	$—	$1,899
Unrealized appreciation on interest rate swaps	—	3,261	—	3,261
Liabilities:
Unrealized depreciation on interest rate swaps	—	(2,067)	—	(2,067)
Total	$1,899	$1,194	$—	$3,093

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Ultra-Short Bond Fund

At December 31, 2018, all of the fund’s investment securities were classified as Level 2.

American Funds Insurance Series	153

U.S. Government/AAA-Rated Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$1,369,410	$—	$1,369,410
Mortgage-backed obligations	—	821,393	—	821,393
Federal agency bonds & notes	—	601,074	—	601,074
Short-term securities	—	318,827	—	318,827
Total	$—	$3,110,704	$—	$3,110,704

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$31,021	$—	$—	$31,021
Unrealized appreciation on interest rate swaps	—	34,976	—	34,976
Liabilities:
Unrealized depreciation on futures contracts	(3,571)	—	—	(3,571)
Unrealized depreciation on interest rate swaps	—	(15,622)	—	(15,622)
Total	$27,450	$19,354	$—	$46,804

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Managed Risk Growth Fund

At December 31, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At December 31, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund

At December 31, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At December 31, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At December 31, 2018, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

154	American Funds Insurance Series

Investing in income-oriented stocks — The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

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Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Currency — The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

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Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk — As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk — Certain fund holdings may be or become difficult or impossible to sell, particularly during times of market turmoil. Illiquidity may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

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Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could be exposed to the risk of loss. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions — A fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Securities lending — One of the funds has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a

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portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

As of December 31, 2018, the total value of securities on loan was $67,607,000, and the total value of collateral received was $72,379,000. Collateral received included cash of $60,486,000 and non-cash U.S. Government securities of $11,893,000. Investment securities purchased from cash collateral of $54,436,000 are disclosed in the summary investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by the Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Options contracts — The Managed Risk Growth-Income Fund has entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of its managed risk strategy, the Managed Risk Growth-Income Fund will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the fund obtains the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the fund pays the current market price, or the option premium, for the option.

The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium. If the option is exercised, the fund completes the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in the fund’s statement of operations.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is

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traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as restricted cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event

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occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations.

The following table presents the average month-end notional amounts of options purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options purchased	Futures contracts		Forward currency contracts		Interest rate swaps	Credit default swaps
Global Growth Fund	Not applicable	Not applicable		$6,220	*	Not applicable	Not applicable
Global Small Capitalization Fund	Not applicable	Not applicable		93,340	*	Not applicable	Not applicable
International Fund	Not applicable	Not applicable		35,647		Not applicable	Not applicable
New World Fund	Not applicable	Not applicable		15,738		Not applicable	Not applicable
Global Growth and Income Fund	Not applicable	Not applicable		7,640		Not applicable	Not applicable
Capital Income Builder	Not applicable	$188,467		Not applicable		Not applicable	Not applicable
Asset Allocation Fund	Not applicable	375,571		Not applicable		$2,197,665	Not applicable
Global Balanced Fund	Not applicable	6,967		24,260		86,959	Not applicable
Bond Fund	Not applicable	2,619,856		581,133		3,448,366	$48,409	*
Global Bond Fund	Not applicable	197,591		772,080		823,223	Not applicable
High-Income Bond Fund	Not applicable	9,800	*	Not applicable		46,142	84,946
Mortgage Fund	Not applicable	153,475		Not applicable		366,044	Not applicable
U.S. Government/AAA-Rated Securities Fund	Not applicable	2,838,731		Not applicable		8,956,391	Not applicable
Managed Risk Growth Fund	Not applicable	57,567		Not applicable		Not applicable	Not applicable
Managed Risk International Fund	Not applicable	174,691		Not applicable		Not applicable	Not applicable
Managed Risk Blue Chip Income and Growth Fund	Not applicable	47,916		Not applicable		Not applicable	Not applicable
Managed Risk Growth-Income Fund	$777,368	138,587		Not applicable		Not applicable	Not applicable
Managed Risk Asset Allocation Fund	Not applicable	399,717		Not applicable		Not applicable	Not applicable

*	No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

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The following tables present the financial statement impacts resulting from the funds’ use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2018 (dollars in thousands):

Global Growth Fund

		Net realized loss		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(21)	Net unrealized depreciation on forward currency contracts	$(15)

Global Small Capitalization Fund

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$94	Net unrealized appreciation on forward currency contracts	$1,103

International Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	Unrealized depreciation on open forward currency contracts	$525

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$1,317	Net unrealized depreciation on forward currency contracts	$(170)

New World Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$356	Unrealized depreciation on open forward currency contracts	$53

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$649	Net unrealized appreciation on forward currency contracts	$626

162	American Funds Insurance Series

Global Growth and Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$351	Unrealized depreciation on open forward currency contracts	$—

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(72)	Net unrealized appreciation on forward currency contracts	$351

Capital Income Builder

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$2,467	Unrealized depreciation[1]	$2,038

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$242	Net unrealized appreciation on futures contracts	$429

Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$6,035	Unrealized depreciation[1]	$874
Swaps	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	3,557
			$6,035		$4,431

		Net realized gain (loss)		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$677	Net unrealized appreciation on futures contracts	$5,914
Swaps	Interest	Net realized loss on swap contracts	(2,209)	Net unrealized appreciation on swap contracts	2,691
			$(1,532)		$8,605

See end of tables for footnotes.

American Funds Insurance Series	163

Global Balanced Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$180	Unrealized depreciation[1]	$—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	214	Unrealized depreciation on open forward currency contracts	132
Swaps	Interest	Unrealized appreciation[1]	24	Unrealized depreciation[1]	19
			$418		$151

		Net realized gain (loss)		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$23	Net unrealized appreciation on futures contracts	$180
Forward currency	Currency	Net realized loss on forward currency contracts	(541)	Net unrealized appreciation on forward currency contracts	207
Swaps	Interest	Net realized loss on swap contracts	(5)	Net unrealized appreciation on swap contracts	5
			$(523)		$392

Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$22,298	Unrealized depreciation[1]	$2,690
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	5,141	Unrealized depreciation on open forward currency contracts	14,412
Swaps	Interest	Unrealized appreciation[1]	2,565	Unrealized depreciation[1]	2,338
			$30,004		$19,440

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(38,790)	Net unrealized appreciation on futures contracts	$23,764
Forward currency	Currency	Net realized gain on forward currency contracts	14,487	Net unrealized depreciation on forward currency contracts	(16,813)
Swaps	Interest	Net realized gain on swap contracts	16,325	Net unrealized depreciation on swap contracts	(7,485)
Swaps	Credit	Net realized gain on swap contracts	42	Net unrealized appreciation on swap contracts	184
			$(7,936)		$(350)

164	American Funds Insurance Series

Global Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$5,231	Unrealized depreciation[1]	$960
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	12,488	Unrealized depreciation on open forward currency contracts	5,570
Swaps	Interest	Unrealized appreciation[1]	335	Unrealized depreciation[1]	284
			$18,054		$6,814

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(3,980)	Net unrealized appreciation on futures contracts	$4,630
Forward currency	Currency	Net realized loss on forward currency contracts	(6,955)	Net unrealized appreciation on forward currency contracts	6,258
Swaps	Interest	Net realized loss on swap contracts	(44)	Net unrealized appreciation on swap contracts	1,530
			$(10,979)		$12,418

High-Income Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Swaps	Interest	Unrealized appreciation[1]	$156	Unrealized depreciation[1]	$380
Swaps	Credit	Unrealized appreciation[1]	1,544	Unrealized depreciation[1]	—
			$1,700		$380

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$2	Net unrealized appreciation on futures contracts	$—
Swaps	Interest	Net realized gain on swap contracts	743	Net unrealized depreciation on swap contracts	(646)
Swaps	Credit	Net realized loss on swap contracts	(1,133)	Net unrealized appreciation on swap contracts	1,963
			$(388)		$1,317

Mortgage Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$1,899	Unrealized depreciation[1]	$—
Swaps	Interest	Unrealized appreciation[1]	3,261	Unrealized depreciation[1]	2,067
			$5,160		$2,067

See end of tables for footnotes.

American Funds Insurance Series	165

		Net realized (loss) gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(4,529)	Net unrealized appreciation on futures contracts	$2,531
Swaps	Interest	Net realized gain on swap contracts	449	Net unrealized appreciation on swap contracts	1,980
			$(4,080)		$4,511

U.S. Government/AAA-Rated Securities Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$31,021	Unrealized depreciation[1]	$3,571
Swaps	Interest	Unrealized appreciation[1]	34,976	Unrealized depreciation[1]	15,622
			$65,997		$19,193

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(45,333)	Net unrealized appreciation on futures contracts	$34,895
Swaps	Interest	Net realized loss on swap contracts	(1,752)	Net unrealized appreciation on swap contracts	27,782
			$(47,085)		$62,677

Managed Risk Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Currency	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$45
Futures	Equity	Unrealized appreciation[1]	4,022	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	1,914	Unrealized depreciation[1]	—
			$5,936		$45

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized gain on futures contracts	$118	Net unrealized depreciation on futures contracts	$(45)
Futures	Equity	Net realized loss on futures contracts	(4,716)	Net unrealized appreciation on futures contracts	4,022
Futures	Interest	Net realized loss on futures contracts	(690)	Net unrealized appreciation on futures contracts	1,952
			$(5,288)		$5,929

166	American Funds Insurance Series

Managed Risk International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Currency	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$278
Futures	Equity	Unrealized appreciation[1]	882	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	615	Unrealized depreciation[1]	—
			$1,497		$278

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized gain on futures contracts	$356	Net unrealized depreciation on futures contracts	$(278)
Futures	Equity	Net realized loss on futures contracts	(600)	Net unrealized appreciation on futures contracts	$882
Futures	Interest	Net realized loss on futures contracts	(57)	Net unrealized appreciation on futures contracts	634
			$(301)		$1,238

Managed Risk Blue Chip Income and Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Currency	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$30
Futures	Equity	Unrealized appreciation[1]	3,946	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	1,865	Unrealized depreciation[1]	—
			$5,811		$30

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized gain on futures contracts	$115	Net unrealized depreciation on futures contracts	$(30)
Futures	Equity	Net realized loss on futures contracts	(6,778)	Net unrealized appreciation on futures contracts	$3,946
Futures	Interest	Net realized loss on futures contracts	(1,035)	Net unrealized appreciation on futures contracts	1,914
			$(7,698)		$5,830

See end of tables for footnotes.

American Funds Insurance Series	167

Managed Risk Growth-Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[2]	$8,674	Investment securities from unaffiliated issuers[2]	$—
Futures	Currency	Unrealized appreciation[1]	—	Unrealized depreciation[1]	497
Futures	Equity	Unrealized appreciation[1]	3,986	Unrealized depreciation[1]	101
Futures	Interest	Unrealized appreciation[1]	6,919	Unrealized depreciation[1]	$—
			$19,579		$598

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized gain on options contracts[3]	$—	Net unrealized appreciation on options contracts[4]	$1,011
Futures	Currency	Net realized gain on futures contracts	$28	Net unrealized depreciation on futures contracts	(497)
Futures	Equity	Net realized loss on futures contracts	(2,611)	Net unrealized appreciation on futures contracts	$3,885
Futures	Interest	Net realized loss on futures contracts	(481)	Net unrealized appreciation on futures contracts	6,947
			$(3,064)		$11,346

Managed Risk Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Currency	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$182
Futures	Equity	Unrealized appreciation[1]	17,157	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	8,348	Unrealized depreciation[1]	—
			$25,505		$182

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized gain on futures contracts	$420	Net unrealized depreciation on futures contracts	$(182)
Futures	Equity	Net realized loss on futures contracts	(43,889)	Net unrealized appreciation on futures contracts	$8,940
Futures	Interest	Net realized loss on futures contracts	(5,864)	Net unrealized appreciation on futures contracts	17,157
			$(49,333)		$25,915

[1]	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.
[2]	Includes options purchased as reported in the fund’s investment portfolio.
[3]	Options purchased are included in net realized gain (loss) on unaffiliated investments.
[4]	Options purchased are included in net unrealized (depreciation) appreciation on unaffiliated investments.

168	American Funds Insurance Series

Collateral — Some funds participate in a collateral program that calls for the funds to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event that the borrower cannot meet its contractual obligation. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, interest rate swaps and credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in each fund’s statement of assets and liabilities.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counter-party) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2018, if close-out netting was exercised (dollars in thousands):

International Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Liabilities:
Goldman Sachs	$525	$—	$—	$(330)	$195

New World Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Citibank	$37	$(28)	$—	$—	$9
Goldman Sachs	82	—	—	(82)	—
HSBC Bank	85	(23)	—	—	62
JPMorgan Chase	128	(2)	(126)	—	—
Morgan Stanley	24	—	—	—	24
Total	$356	$(53)	$(126)	$(82)	$95
Liabilities:
Citibank	$28	$(28)	$—	$—	$—
HSBC Bank	23	(23)	—	—	—
JPMorgan Chase	2	(2)	—	—	—
Total	$53	$(53)	$—	$—	$—

See end of tables for footnote.

American Funds Insurance Series	169

Global Growth and Income Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Citibank	$351	$—	$—	$(280)	$71

Global Balanced Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Citibank	$42	$(42)	$—	$—	$—
Goldman Sachs	44	(9)	—	—	35
HSBC Bank	26	(18)	—	—	8
JPMorgan Chase	84	(32)	—	—	52
UBS AG	18	—	—	—	18
Total	$214	$(101)	$—	$—	$113
Liabilities:
Bank of America, N.A.	$2	$—	$—	$—	$2
Bank of New York Mellon	14	—	—	—	14
Citibank	46	(42)	—	—	4
Goldman Sachs	9	(9)	—	—	—
HSBC Bank	18	(18)	—	—	—
JPMorgan Chase	32	(32)	—	—	—
Morgan Stanley	11	—	—	—	11
Total	$132	$(101)	$—	$—	$31

Bond Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$781	$(412)	$(369)	$—	$—
Citibank	443	(443)	—	—	—
Goldman Sachs	3,183	(770)	—	(1,460)	953
HSBC Bank	107	(107)	—	—	—
JPMorgan Chase	380	(33)	—	—	347
Morgan Stanley	247	(247)	—	—	—
Total	$5,141	$(2,012)	$(369)	$(1,460)	$1,300
Liabilities:
Bank of America, N.A.	$412	$(412)	$—	$—	$—
Citibank	3,658	(443)	(2,831)	—	384
Goldman Sachs	770	(770)	—	—	—
HSBC Bank	3,431	(107)	(1,748)	—	1,576
JPMorgan Chase	33	(33)	—	—	—
Morgan Stanley	6,108	(247)	(4,788)	—	1,073
Total	$14,412	$(2,012)	$(9,367)	$—	$3,033

170	American Funds Insurance Series

Global Bond Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$307	$(50)	$(257)	$—	$—
Citibank	3,149	(1,670)	—	(1,479)	—
Goldman Sachs	1,928	(304)	—	(1,370)	254
HSBC Bank	822	(822)	—	—	—
JPMorgan Chase	5,495	(1,593)	(3,646)	—	256
Morgan Stanley	585	(585)	—	—	—
UBS AG	202	—	—	—	202
Total	$12,488	$(5,024)	$(3,903)	$(2,849)	$712
Liabilities:
Bank of America, N.A.	$50	$(50)	$—	$—	$—
Bank of New York Mellon	446	—	(319)	—	127
Citibank	1,670	(1,670)	—	—	—
Goldman Sachs	304	(304)	—	—	—
HSBC Bank	842	(822)	(20)	—	—
JPMorgan Chase	1,593	(1,593)	—	—	—
Morgan Stanley	665	(585)	—	—	80
Total	$5,570	$(5,024)	$(339)	$—	$207

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2018, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on each fund’s net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains, amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

American Funds Insurance Series	171

Additional tax basis disclosures for each fund as of December 31, 2018, were as follows (dollars in thousands):

		Global				Blue Chip
	Global	Small			New	Income and
	Growth	Capitalization	Growth	International	World	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$8,660	$49,672	$198,816	$15,101	$6,466	$36,690
Undistributed long-term capital gains	343,497	226,394	2,617,605	244,466	127,685	688,634
Gross unrealized appreciation on investments	1,604,496	696,725	7,325,355	1,447,585	450,625	1,466,280
Gross unrealized depreciation on investments	(343,672)	(384,458)	(869,582)	(1,024,206)	(275,197)	(755,225)
Net unrealized (depreciation) appreciation on investments	1,260,824	312,267	6,455,773	423,379	175,428	711,055
Cost of investments	4,226,092	3,337,191	16,951,703	8,572,537	2,824,343	7,306,978
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	—	—	—	(1)	—	—

	Global		International
	Growth	Growth-	Growth	Capital	Asset	Global
	and Income	Income	and Income	Income	Allocation	Balanced
	Fund	Fund	Fund	Builder	Fund	Fund
Undistributed ordinary income	$6,636	$252,809	$21,126	$1,595	$110,523	$541
Undistributed long-term capital gains	100,790	3,204,751	—	—	1,278,077	353
Capital loss carryforward*	—	—	—	(13,776)	—	—
Capital loss carryforward utilized	—	—	4,708	—	—	—
Gross unrealized appreciation on investments	301,662	6,581,607	116,642	32,592	4,196,275	44,069
Gross unrealized depreciation on investments	(116,841)	(2,100,241)	(148,050)	(55,480)	(1,720,590)	(20,622)
Net unrealized (depreciation) appreciation on investments	184,821	4,481,366	(31,408)	(22,888)	2,475,685	23,447
Cost of investments	1,627,461	25,359,635	1,364,854	703,065	20,793,720	345,242
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	—	(1)	—	—	—	—

						U.S.
			High-			Government/
		Global	Income		Ultra-Short	AAA-Rated
	Bond	Bond	Bond	Mortgage	Bond	Securities
	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$56,980	$15,875	$15,462	$1,266	$999	$11,344
Capital loss carryforward*	(159,206)	(3,784)	(160,099)	(6,175)	—	(52,033)
Gross unrealized appreciation on investments	101,569	34,171	—	4,698	6	51,575
Gross unrealized depreciation on investments	(219,353)	(80,326)	(114,581)	(4,505)	(14)	(47,613)
Net unrealized (depreciation) appreciation on investments	(117,784)	(46,155)	(114,581)	193	(8)	3,962
Cost of investments	11,073,859	2,180,987	1,301,010	346,647	306,754	3,153,546
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	—	(1)	—	—	—	—

172	American Funds Insurance Series

			Managed	Managed	Managed
	Managed	Managed	Risk Blue	Risk	Risk
	Risk	Risk	Chip Income	Growth-	Asset
	Growth	International	and Growth	Income	Allocation
	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$2,543	$2,983	$5,577	$6,359	$62,616
Undistributed long-term capital gains	26,579	4,809	17,833	16,511	115,113
Gross unrealized appreciation on investments	10	297	—	884	49
Gross unrealized depreciation on investments	(12,447)	(14,600)	(26,939)	(27,155)	(61,453)
Net unrealized (depreciation) appreciation on investments	(12,437)	(14,303)	(26,939)	(26,271)	(61,404)
Cost of investments	354,269	163,484	362,023	1,897,770	2,593,652

*	Capital loss carryforwards will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$28,611	$134,884	$163,495	$16,830	$55,298	$72,128
Class 1A*	47	273	320	15	16	31
Class 2	41,238	251,323	292,561	24,835	114,893	139,728
Class 4	2,414	16,024	18,438	1,062	3,889	4,951
Total	$72,310	$402,504	$474,814	$42,742	$174,096	$216,838

Global Small Capitalization Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$21,329	$55,968	$77,297	$10,151	$—	$10,151
Class 1A*	4	12	16	1	—	1
Class 2	26,294	86,037	112,331	10,597	—	10,597
Class 4	1,456	5,035	6,491	270	—	270
Total	$49,083	$147,052	$196,135	$21,019	$—	$21,019

Growth Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$88,940	$792,865	$881,805	$75,247	$713,987	$789,234
Class 1A*	76	634	710	15	63	78
Class 2	117,331	1,515,757	1,633,088	110,909	1,409,266	1,520,175
Class 3	1,723	20,248	21,971	1,601	18,484	20,085
Class 4	6,414	104,527	110,941	4,893	53,128	58,021
Total	$214,484	$2,434,031	$2,648,515	$192,665	$2,194,928	$2,387,593

See end of tables for footnotes.

American Funds Insurance Series	173

International Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$174,418	$165,915	$340,333	$70,384	$49,783	$120,167
Class 1A*	156	140	296	17	3	20
Class 2	136,977	146,986	283,963	53,513	46,642	100,155
Class 3	887	970	1,857	396	331	727
Class 4	9,465	10,556	20,021	3,025	1,066	4,091
Total	$321,903	$324,567	$646,470	$127,335	$97,825	$225,160

New World Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$21,450	$54,023	$75,473	$21,960	$—	$21,960
Class 1A*	24	50	74	6	—	6
Class 2	8,194	26,593	34,787	9,149	—	9,149
Class 4	3,419	12,659	16,078	3,016	—	3,016
Total	$33,087	$93,325	$126,412	$34,131	$—	$34,131

Blue Chip Income and Growth Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$232,769	$299,947	$532,716	$140,306	$170,748	$311,054
Class 1A*	120	135	255	12	5	17
Class 2	134,358	186,318	320,676	82,680	113,013	195,693
Class 4	13,348	16,620	29,968	4,917	5,605	10,522
Total	$380,595	$503,020	$883,615	$227,915	$289,371	$517,286

Global Growth and Income Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$16,289	$31,541	$47,830	$10,516	$7,109	$17,625
Class 1A*	28	53	81	2	—	2
Class 2	40,436	90,173	130,609	30,799	26,178	56,977
Class 4	2,682	5,789	8,471	1,478	405	1,883
Total	$59,435	$127,556	$186,991	$42,795	$33,692	$76,487

174	American Funds Insurance Series

Growth-Income Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$341,172	$1,049,641	$1,390,813	$250,221	$884,958	$1,135,179
Class 1A*	124	344	468	24	16	40
Class 2	241,470	886,942	1,128,412	195,450	853,292	1,048,742
Class 3	2,907	10,337	13,244	2,421	10,140	12,561
Class 4	15,471	58,501	73,972	9,973	36,513	46,486
Total	$601,144	$2,005,765	$2,606,909	$458,089	$1,784,919	$2,243,008

International Growth and Income Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$28,476	$—	$28,476	$25,860	$—	$25,860
Class 1A*	44	—	44	14	—	14
Class 2	5,865	—	5,865	5,714	—	5,714
Class 4	1,597	—	1,597	1,184	—	1,184
Total	$35,982	$—	$35,982	$32,772	$—	$32,772

Capital Income Builder

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$9,421	$617	$10,038	$6,303	$—	$6,303
Class 1A*	66	3	69	8	—	8
Class 2	90	6	96	23	—	23
Class 4	9,550	762	10,312	7,676	—	7,676
Total	$19,127	$1,388	$20,515	$14,010	$—	$14,010

Asset Allocation Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$386,982	$666,856	$1,053,838	$287,347	$666,425	$953,772
Class 1A*	147	263	410	50	70	120
Class 2	103,332	210,133	313,465	84,847	241,077	325,924
Class 3	686	1,413	2,099	601	1,646	2,247
Class 4	69,096	148,867	217,963	47,458	145,207	192,665
Total	$560,243	$1,027,532	$1,587,775	$420,303	$1,054,425	$1,474,728

See end of tables for footnotes.

American Funds Insurance Series	175

Global Balanced Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total					Total
	Ordinary	Long-term	distributions	Ordinary		Long-term		distributions
Share class	income	capital gains	paid	income		capital gains		paid
Class 1	$1,808	$1,346	$3,154	$1,298		$2,309		$3,607
Class 1A*	30	25	55	3		5		8
Class 2	2,555	2,290	4,845	2,516		5,414		7,930
Class 4	804	842	1,646	582		1,195		1,777
Total	$5,197	$4,503	$9,700	$4,399		$8,923		$13,322

Bond Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total					Total
	Ordinary	Long-term	distributions	Ordinary		Long-term		distributions
Share class	income	capital gains	paid	income		capital gains		paid
Class 1	$156,337	$8,915	$165,252	$211,473		$25,594		$237,067
Class 1A*	76	4	80	19		1		20
Class 2	88,266	5,217	93,483	119,175		15,280		134,455
Class 4	8,153	453	8,606	5,958		441		6,399
Total	$252,832	$14,589	$267,421	$336,625		$41,316		$377,941

Global Bond Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total					Total
	Ordinary	Long-term	distributions	Ordinary		Long-term		distributions
Share class	income	capital gains	paid	income		capital gains		paid
Class 1	$25,210	$3,256	$28,466	$14,181		$103		$14,284
Class 1A*	9	1	10	—	†	—	†	—	†
Class 2	23,308	3,412	26,720	11,033		99		11,132
Class 4	816	118	934	196		1		197
Total	$49,343	$6,787	$56,130	$25,410		$203		$25,613

High-Income Bond Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total					Total
	Ordinary	Long-term	distributions	Ordinary		Long-term		distributions
Share class	income	capital gains	paid	income		capital gains		paid
Class 1	$34,114	$—	$34,114	$43,976		$—		$43,976
Class 1A*	40	—	40	12		—		12
Class 2	43,382	—	43,382	51,640		—		51,640
Class 3	664	—	664	805		—		805
Class 4	1,733	—	1,733	1,981		—		1,981
Total	$79,933	$—	$79,933	$98,414		$—		$98,414

Mortgage Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total					Total
	Ordinary	Long-term	distributions	Ordinary		Long-term		distributions
Share class	income	capital gains	paid	income		capital gains		paid
Class 1	$4,938	$—	$4,938	$5,106		$1,186		$6,292
Class 1A*	15	—	15	2		—	†	2
Class 2	1,128	—	1,128	1,025		262		1,287
Class 4	424	—	424	165		39		204
Total	$6,505	$—	$6,505	$6,298		$1,487		$7,785

176	American Funds Insurance Series

Ultra-Short Bond Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$561	$—	$561	$184	$—	$184
Class 1A*	—	—	—	—	—	—
Class 2	2,762	—	2,762	697	—	697
Class 3	41	—	41	15	—	15
Class 4	153	—	153	10	—	10
Total	$3,517	$—	$3,517	$906	$—	$906

U.S. Government/AAA-Rated Securities Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$29,881	$—	$29,881	$23,690	$—	$23,690
Class 1A*	29	—	29	1	—	1
Class 2	24,431	—	24,431	19,498	—	19,498
Class 3	165	—	165	141	—	141
Class 4	1,313	—	1,313	663	—	663
Total	$55,819	$—	$55,819	$43,993	$—	$43,993

Managed Risk Growth Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$14	$135	$149	$7	$22	$29
Class P2	1,397	20,395	21,792	727	4,120	4,847
Total	$1,411	$20,530	$21,941	$734	$4,142	$4,876

Managed Risk International Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$8	$1	$9	$1	$1	$2
Class P2	2,681	738	3,419	899	1,402	2,301
Total	$2,689	$739	$3,428	$900	$1,403	$2,303

Managed Risk Blue Chip Income and Growth Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$15	$7	$22	$4	$3	$7
Class P2	11,391	12,112	23,503	5,157	5,565	10,722
Total	$11,406	$12,119	$23,525	$5,161	$5,568	$10,729

See end of tables for footnotes.

American Funds Insurance Series	177

Managed Risk Growth-Income Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$42	$122	$164	$19	$73	$92
Class P2	2,374	9,814	12,188	1,848	7,653	9,501
Total	$2,416	$9,936	$12,352	$1,867	$7,726	$9,593

Managed Risk Asset Allocation Fund

	Year ended December 31, 2018			Year ended December 31, 2017
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$31,787	$66,960	$98,747	$11,453	$13,811	$25,264
Class P2	36,816	107,405	144,221	20,269	24,931	45,200
Total	$68,603	$174,365	$242,968	$31,722	$38,742	$70,464

*	Class 1A shares began investment operations on January 6, 2017.
†	Amount less than one thousand.

178	American Funds Insurance Series

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — On December 4, 2017, the series board of trustees approved amended agreements effective February 1, 2018, decreasing the annual rate to 0.580% on daily net assets in excess of $4 billion for New World Fund, decreasing the annual rate to 0.350% on daily net assets in excess of $10.5 billion for Blue Chip Income and Growth Fund, and decreasing the annual rate to 0.320% on daily net assets in excess of $13 billion for Bond Fund. During the year ended December 31, 2018, CRMC voluntarily reduced the investment advisory services fees to a proposed rate of 0.500% on daily net assets in excess of $1.5 billion for International Growth and Income Fund and a proposed rate of 0.450% and 0.410% on daily net assets in excess of $600 million and $1 billion, respectively, for Capital Income Builder. CRMC is also waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2018, total investment advisory services fees waived by CRMC were $2,789,000.

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

					For the	For the
			Net asset level		year ended	year ended
	Rates		(in billions)		December 31,	December 31,
	Beginning	Ending		In excess	2018,	2018,
Fund	with	with	Up to	of	before waiver	after waiver
Global Growth Fund	.690%	.460%	$.6	$5.0	.516%	.516%
Global Small Capitalization Fund	.800	.635	.6	5.0	.696	.696
Growth Fund	.500	.280	.6	34.0	.323	.323
International Fund	.690	.430	.5	21.0	.492	.492
New World Fund	.850	.580	.5	4.0	.701	.701
Blue Chip Income and Growth Fund	.500	.350	.6	10.5	.389	.389
Global Growth and Income Fund	.690	.480	.6	3.0	.593	.593
Growth-Income Fund	.500	.219	.6	34.0	.258	.258
International Growth and Income Fund	.690	.530	.5	1.0	.606	.606
Capital Income Builder	.500		all		.500	.496
Asset Allocation Fund	.500	.240	.6	21.0	.266	.266
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
Bond Fund	.480	.320	.6	13.0	.363	.363
Global Bond Fund	.570	.450	1.0	3.0	.531	.531
High-Income Bond Fund	.500	.420	.6	2.0	.472	.472
Mortgage Fund	.420	.290	.6	3.0	.420	.420
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.339	.339
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Blue Chip Income and Growth Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

American Funds Insurance Series	179

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on each fund and market developments that impact fund investors. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the series and CRMC provides each fund, other than the managed risk funds, the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently all share classes pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above). For the managed risk funds, CRMC receives administrative services fees of 0.01% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$211
Class 1A	$—	$10	—	*
Class 2	9,707	Not applicable	388
Class 4	623	623	25
Total class-specific expenses	$10,330	$633	$624

Global Small Capitalization Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$164
Class 1A	$—	$1	—	*
Class 2	6,093	Not applicable	244
Class 4	366	366	15
Total class-specific expenses	$6,459	$367	$423

180	American Funds Insurance Series

Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$864
Class 1A	$—	$17	1
Class 2	39,441	Not applicable	1,578
Class 3	386	Not applicable	21
Class 4	2,733	2,733	109
Total class-specific expenses	$42,560	$2,750	$2,573

International Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$510
Class 1A	$—	$10	—	*
Class 2	10,932	Not applicable	437
Class 3	52	Not applicable	3
Class 4	780	780	31
Total class-specific expenses	$11,764	$790	$981

New World Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$196
Class 1A	$—	$4	—	*
Class 2	2,430	Not applicable	97
Class 4	1,159	1,160	46
Total class-specific expenses	$3,589	$1,164	$339

Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$544
Class 1A	$—	$6	—	*
Class 2	8,330	Not applicable	333
Class 4	788	788	32
Total class-specific expenses	$9,118	$794	$909

Global Growth and Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$51
Class 1A	$—	$2	—	*
Class 2	3,617	Not applicable	145
Class 4	231	231	9
Total class-specific expenses	$3,848	$233	$205

Growth-Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$1,657
Class 1A	$—	$13	1
Class 2	34,335	Not applicable	1,373
Class 3	292	Not applicable	16
Class 4	2,287	2,287	92
Total class-specific expenses	$36,914	$2,300	$3,139

International Growth and Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$112
Class 1A	$—	$5	—	*
Class 2	662	Not applicable	27
Class 4	178	178	7
Total class-specific expenses	$840	$183	$146

Capital Income Builder

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$29
Class 1A	$—	$6	—	*
Class 2	7	Not applicable	1
Class 4	878	878	35
Total class-specific expenses	$885	$884	$65

See end of tables for footnotes.

American Funds Insurance Series	181

Asset Allocation Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$1,688
Class 1A	$—	$15	1
Class 2	13,103	Not applicable	524
Class 3	63	Not applicable	3
Class 4	9,339	9,339	374
Total class-specific expenses	$22,505	$9,354	$2,590

Global Balanced Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$11
Class 1A	$—	$3	—	*
Class 2	516	Not applicable	21
Class 4	164	164	6
Total class-specific expenses	$680	$167	$38

Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$628
Class 1A	$—	$6	—	*
Class 2	9,391	Not applicable	376
Class 4	829	829	33
Total class-specific expenses	$10,220	$835	$1,037

Global Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$112
Class 1A	$—	$1	—	*
Class 2	2,805	Not applicable	112
Class 4	96	96	4
Total class-specific expenses	$2,901	$97	$228

High-Income Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$59
Class 1A	$—	$1	—	*
Class 2	1,847	Not applicable	74
Class 3	21	Not applicable	1
Class 4	85	85	3
Total class-specific expenses	$1,953	$86	$137

Mortgage Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$25
Class 1A	$—	$1	—	*
Class 2	151	Not applicable	6
Class 4	40	41	1
Total class-specific expenses	$191	$42	$32

Ultra-Short Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$4
Class 1A	$—	$—	—	*
Class 2	599	Not applicable	24
Class 3	7	Not applicable	—	*
Class 4	37	37	2
Total class-specific expenses	$643	$37	$30

U.S. Government/AAA-Rated Securities Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$151
Class 1A	$—	$2	—	*
Class 2	3,520	Not applicable	141
Class 3	17	Not applicable	1
Class 4	169	169	7
Total class-specific expenses	$3,706	$171	$300

182	American Funds Insurance Series

Managed Risk Growth Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$6
Class P2	$803	803
Total class-specific expenses	$803	$809

Managed Risk International Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$ —*
Class P2	$389	389
Total class-specific expenses	$389	$389

Managed Risk Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$ —*
Class P2	$883	883
Total class-specific expenses	$883	$883

Managed Risk Growth-Income Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$167
Class P2	$564	564
Total class-specific expenses	$564	$731

Managed Risk Asset Allocation Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$4,153
Class P2	$6,862	6,862
Total class-specific expenses	$6,862	$11,015

*	Amount less than one thousand.

American Funds Insurance Series	183

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees	Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$36	$1		$37
Global Small Capitalization Fund	24	1		25
Growth Fund	145	5		150
International Fund	56	2		58
New World Fund	19	1		20
Blue Chip Income and Growth Fund	51	2		53
Global Growth and Income Fund	12	—	*	12
Growth-Income Fund	176	6		182
International Growth and Income Fund	8	—	*	8
Capital Income Builder	3	—	*	3
Asset Allocation Fund	146	4		150
Global Balanced Fund	2	—	*	2
Bond Fund	59	2		61
Global Bond Fund	13	—	*	13
High-Income Bond Fund	8	—	*	8
Mortgage Fund	2	—	*	2
Ultra-Short Bond Fund	2	—	*	2
U.S. Government/AAA-Rated Securities Fund	17	1		18
Managed Risk Growth Fund	2	—	*	2
Managed Risk International Fund	1	—	*	1
Managed Risk Blue Chip Income and Growth Fund	2	—	*	2
Managed Risk Growth-Income Fund	1	—	*	1
Managed Risk Asset Allocation Fund	25	1		26

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Other expenses — The amounts of $(18,000), $(9,000) and $(1,637,000) for other expenses for Managed Risk International Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund, respectively, are due to over accruals of prior year expenses.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

184	American Funds Insurance Series

The following table presents purchase and sale transactions between each fund and related funds as of December 31, 2018 (dollars in thousands):

Fund	Purchases	Sales
Global Growth Fund	$ 34,488	$ 66,699
Global Small Capitalization Fund	27,363	116,375
Growth Fund	477,334	479,509
International Fund	147,908	108,039
New World Fund	33,742	113,253
Blue Chip Income and Growth Fund	110,841	190,265
Global Growth and Income Fund	19,946	54,312
Growth-Income Fund	391,036	317,478
International Growth and Income Fund	32,881	5,821
Capital Income Builder	8,337	2,999
Asset Allocation Fund	168,410	394,146
Global Balanced Fund	3,988	1,162
Bond Fund	45,398	583,734
Global Bond Fund	4,043	9,876
High-Income Bond Fund	22,019	22,312
Mortgage Fund	—	—
Ultra-Short Bond Fund	—	—
U.S. Government/AAA-Rated Securities Fund	—	—
Managed Risk Growth Fund	—	—
Managed Risk International Fund	—	—
Managed Risk Blue Chip Income and Growth Fund	—	—
Managed Risk Growth-Income Fund	—	—
Managed Risk Asset Allocation Fund	—	—

8. Committed line of credit

Global Small Capitalization Fund, New World Fund and High-Income Bond Fund participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2018.

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$318,393	10,738	$163,496	5,459	$(199,573)	(6,616)	$282,316	9,581
Class 1A	4,760	162	320	11	(1,942)	(64)	3,138	109
Class 2	71,745	2,511	292,561	9,830	(465,838)	(15,407)	(101,532)	(3,066)
Class 4	94,068	3,163	18,437	622	(28,678)	(983)	83,827	2,802
Total net increase (decrease)	$488,966	16,574	$474,814	15,922	$(696,031)	(23,070)	$267,749	9,426

Year ended December 31, 2017

Class 1	$202,598	7,210	$72,128	2,554	$(331,323)	(11,655)	$(56,597)	(1,891)
Class 1A2	2,333	80	31	1	(125)	(4)	2,239	77
Class 2	55,435	2,042	139,728	5,015	(563,057)	(20,391)	(367,894)	(13,334)
Class 4	92,931	3,271	4,951	178	(11,055)	(400)	86,827	3,049
Total net increase (decrease)	$353,297	12,603	$216,838	7,748	$(905,560)	(32,450)	$(335,425)	(12,099)

See end of tables for footnotes.

American Funds Insurance Series	185

Global Small Capitalization Fund

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$138,128	5,551	$76,990	2,920		$(160,148)	(6,253)	$54,970	2,218
Class 1A	318	12	16	1		(110)	(5)	224	8
Class 2	47,093	2,015	112,331	4,349		(309,646)	(12,397)	(150,222)	(6,033)
Class 4	56,525	2,282	6,491	249		(17,067)	(693)	45,949	1,838
Total net increase (decrease)	$242,064	9,860	$195,828	7,519		$(486,971)	(19,348)	$(49,079)	(1,969)

Year ended December 31, 2017

Class 1	$128,448	5,651	$10,108	429		$(396,272)	(17,174)	$(257,716)	(11,094)
Class 1A2	169	8	1	—	[3]	— [3]	— [3]	170	8
Class 2	27,876	1,267	10,597	472		(343,593)	(15,314)	(305,120)	(13,575)
Class 4	73,197	3,126	270	12		(5,899)	(258)	67,568	2,880
Total net increase (decrease)	$229,690	10,052	$20,976	913		$(745,764)	(32,746)	$(495,098)	(21,781)

Growth Fund
	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$1,574,676	19,928	$879,237	11,221		$(1,126,624)	(14,082)	$1,327,289	17,067
Class 1A	8,204	103	710	9		(563)	(7)	8,351	105
Class 2	292,909	3,756	1,633,088	20,970		(2,436,432)	(30,703)	(510,435)	(5,977)
Class 3	1,809	22	21,971	279		(27,844)	(348)	(4,064)	(47)
Class 4	274,892	3,534	110,941	1,441		(135,865)	(1,758)	249,968	3,217
Total net increase (decrease)	$2,152,490	27,343	$2,645,947	33,920		$(3,727,328)	(46,898)	$1,071,109	14,365

Year ended December 31, 2017

Class 1	$505,734	6,906	$786,807	11,094		$(1,258,545)	(16,930)	$33,996	1,070
Class 1A2	2,708	36	78	1		(94)	(1)	2,692	36
Class 2	206,092	2,819	1,520,175	21,621		(2,205,078)	(30,135)	(478,811)	(5,695)
Class 3	468	6	20,085	282		(21,851)	(295)	(1,298)	(7)
Class 4	407,312	5,509	58,020	832		(56,254)	(776)	409,078	5,565
Total net increase (decrease)	$1,122,314	15,276	$2,385,165	33,830		$(3,541,822)	(48,137)	$(34,343)	969

186	American Funds Insurance Series

International Fund

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$987,191	47,885	$339,738	16,682		$(479,241)	(23,102)	$847,688	41,465
Class 1A	4,302	204	296	14		(269)	(14)	4,329	204
Class 2	481,518	22,952	283,963	13,909		(441,465)	(21,109)	324,016	15,752
Class 3	506	23	1,857	91		(4,389)	(209)	(2,026)	(95)
Class 4	96,985	4,701	20,021	990		(45,627)	(2,234)	71,379	3,457
Total net increase (decrease)	$1,570,502	75,765	$645,875	31,686		$(970,991)	(46,668)	$1,245,386	60,783

Year ended December 31, 2017

Class 1	$760,186	38,348	$119,937	5,881		$(613,463)	(30,471)	$266,660	13,758
Class 1A2	1,638	80	20	1		(119)	(5)	1,539	76
Class 2	174,876	8,941	100,155	4,954		(605,647)	(30,845)	(330,616)	(16,950)
Class 3	274	13	726	36		(3,886)	(197)	(2,886)	(148)
Class 4	209,217	10,089	4,092	200		(14,987)	(752)	198,322	9,537
Total net increase (decrease)	$1,146,191	57,471	$224,930	11,072		$(1,238,102)	(62,270)	$133,019	6,273

New World Fund

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$169,684	6,947	$75,282	3,139		$(240,756)	(10,008)	$4,210	78
Class 1A	2,616	108	73	3		(572)	(24)	2,117	87
Class 2	70,536	2,954	34,787	1,456		(144,167)	(5,934)	(38,844)	(1,524)
Class 4	140,212	5,922	16,079	674		(31,201)	(1,315)	125,090	5,281
Total net increase (decrease)	$383,048	15,931	$126,221	5,272		$(416,696)	(17,281)	$92,573	3,922

Year ended December 31, 2017

Class 1	$280,518	12,105	$21,909	893		$(475,480)	(20,394)	$(173,053)	(7,396)
Class 1A2	629	27	6	—	[3]	(13)	(1)	622	26
Class 2	143,361	6,559	9,149	376		(254,737)	(11,445)	(102,227)	(4,510)
Class 4	127,556	5,560	3,016	124		(20,431)	(895)	110,141	4,789
Total net increase (decrease)	$552,064	24,251	$34,080	1,393		$(750,661)	(32,735)	$(164,517)	(7,091)

See end of tables for footnotes.

American Funds Insurance Series	187

Blue Chip Income and Growth Fund

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$189,059	13,527	$528,528	38,135		$(524,399)	(36,270)	$193,188	15,392
Class 1A	2,957	203	254	19		(106)	(8)	3,105	214
Class 2	34,615	2,528	320,676	23,381		(472,476)	(32,985)	(117,185)	(7,076)
Class 4	190,787	13,641	29,968	2,200		(33,879)	(2,399)	186,876	13,442
Total net increase (decrease)	$417,418	29,899	$879,426	63,735		$(1,030,860)	(71,662)	$265,984	21,972

Year ended December 31, 2017

Class 1	$458,480	32,688	$309,238	21,989		$(834,928)	(58,499)	$(67,210)	(3,822)
Class 1A2	593	42	17	1		(15)	(1)	595	42
Class 2	34,639	2,502	195,693	14,095		(439,009)	(31,376)	(208,677)	(14,779)
Class 4	129,429	9,259	10,522	756		(43,213)	(3,132)	96,738	6,883
Total net increase (decrease)	$623,141	44,491	$515,470	36,841		$(1,317,165)	(93,008)	$(178,554)	(11,676)

Global Growth and Income Fund

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$105,981	7,092	$45,562	3,107		$(46,619)	(3,060)	$104,924	7,139
Class 1A	951	60	81	6		(40)	(2)	992	64
Class 2	27,421	1,842	130,608	8,898		(208,022)	(13,672)	(49,993)	(2,932)
Class 4	42,459	2,827	8,471	586		(16,633)	(1,102)	34,297	2,311
Total net increase (decrease)	$176,812	11,821	$184,722	12,597		$(271,314)	(17,836)	$90,220	6,582

Year ended December 31, 2017

Class 1	$133,943	8,899	$16,607	1,095		$(345,498)	(23,190)	$(194,948)	(13,196)
Class 1A2	125	8	3	—	[3]	(3)	— [3]	125	8
Class 2	25,134	1,709	56,976	3,780		(236,596)	(16,119)	(154,486)	(10,630)
Class 4	63,660	4,175	1,883	123		(6,203)	(417)	59,340	3,881
Total net increase (decrease)	$222,862	14,791	$75,469	4,998		$(588,300)	(39,726)	$(289,969)	(19,937)

Growth-Income Fund

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$2,594,038	53,950	$1,388,000	27,742		$(1,325,537)	(25,872)	$2,656,501	55,820
Class 1A	5,817	114	467	10		(933)	(18)	5,351	106
Class 2	128,833	2,587	1,128,412	22,770		(1,901,203)	(37,514)	(643,958)	(12,157)
Class 3	1,014	20	13,244	264		(26,871)	(525)	(12,613)	(241)
Class 4	193,427	3,881	73,971	1,507		(97,541)	(1,958)	169,857	3,430
Total net increase (decrease)	$2,923,129	60,552	$2,604,094	52,293		$(3,352,085)	(65,887)	$2,175,138	46,958

Year ended December 31, 2017

Class 1	$1,521,886	32,100	$1,132,034	24,392		$(1,241,004)	(26,012)	$1,412,916	30,480
Class 1A2	2,070	43	40	1		(24)	(1)	2,086	43
Class 2	120,223	2,558	1,048,742	22,899		(1,761,342)	(37,375)	(592,377)	(11,918)
Class 3	473	10	12,561	271		(21,746)	(457)	(8,712)	(176)
Class 4	267,835	5,641	46,486	1,020		(56,983)	(1,217)	257,338	5,444
Total net increase (decrease)	$1,912,487	40,352	$2,239,863	48,583		$(3,081,099)	(65,062)	$1,071,251	23,873

188	American Funds Insurance Series

International Growth and Income Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$102,396	5,829	$28,476	1,796	$(62,238)	(3,472)	$68,634	4,153
Class 1A	276	16	44	3	(453)	(27)	(133)	(8)
Class 2	13,046	753	5,865	371	(28,666)	(1,702)	(9,755)	(578)
Class 4	29,607	1,717	1,597	101	(12,831)	(752)	18,373	1,066
Total net increase (decrease)	$145,325	8,315	$35,982	2,271	$(104,188)	(5,953)	$77,119	4,633

Year ended December 31, 2017

Class 1	$186,307	11,140	$25,860	1,487	$(101,536)	(6,072)	$110,631	6,555
Class 1A2	2,100	121	14	1	(1)	— [3]	2,113	122
Class 2	8,391	510	5,714	329	(34,542)	(2,118)	(20,437)	(1,279)
Class 4	19,465	1,164	1,184	69	(3,332)	(202)	17,317	1,031
Total net increase (decrease)	$216,263	12,935	$32,772	1,886	$(139,411)	(8,392)	$109,624	6,429

Capital Income Builder

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$96,466	9,624	$10,037	1,010	$(12,240)	(1,241)	$94,263	9,393
Class 1A	2,709	270	70	7	(761)	(77)	2,018	200
Class 2	2,658	264	96	10	(180)	(18)	2,574	256
Class 4	66,457	6,627	10,312	1,037	(25,636)	(2,556)	51,133	5,108
Total net increase (decrease)	$168,290	16,785	$20,515	2,064	$(38,817)	(3,892)	$149,988	14,957

Year ended December 31, 2017

Class 1	$84,130	8,355	$6,303	622	$(9,923)	(984)	$80,510	7,993
Class 1A2	1,245	122	8	1	(365)	(36)	888	87
Class 2	1,371	136	23	2	(122)	(12)	1,272	126
Class 4	66,028	6,590	7,676	760	(19,222)	(1,922)	54,482	5,428
Total net increase (decrease)	$152,774	15,203	$14,010	1,385	$(29,632)	(2,954)	$137,152	13,634

See end of tables for footnotes.

American Funds Insurance Series	189

Asset Allocation Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$1,402,434	60,588	$1,053,838	46,034	$(2,607,246)	(117,896)	$(150,974)	(11,274)
Class 1A	3,797	162	411	18	(678)	(30)	3,530	150
Class 2	89,621	3,865	313,464	13,808	(682,422)	(29,567)	(279,337)	(11,894)
Class 3	897	38	2,098	91	(7,614)	(325)	(4,619)	(196)
Class 4	380,567	16,509	217,964	9,642	(180,958)	(7,998)	417,573	18,153
Total net increase (decrease)	$1,877,316	81,162	$1,587,775	69,593	$(3,478,918)	(155,816)	$(13,827)	(5,061)

Year ended December 31, 2017

Class 1	$1,929,702	84,102	$953,771	41,982	$(641,572)	(27,828)	$2,241,901	98,256
Class 1A2	4,261	184	121	5	(253)	(11)	4,129	178
Class 2	109,962	4,876	325,924	14,513	(579,020)	(25,433)	(143,134)	(6,044)
Class 3	1,400	61	2,246	99	(4,469)	(195)	(823)	(35)
Class 4	408,549	18,017	192,666	8,617	(159,354)	(7,104)	441,861	19,530
Total net increase (decrease)	$2,453,874	107,240	$1,474,728	65,216	$(1,384,668)	(60,571)	$2,543,934	111,885

Global Balanced Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$24,581	1,901	$3,154	265	$(847)	(66)	$26,888	2,100
Class 1A	2,209	171	56	5	(292)	(24)	1,973	152
Class 2	11,812	914	4,844	408	(24,153)	(1,905)	(7,497)	(583)
Class 4	35,652	2,821	1,646	140	(12,396)	(987)	24,902	1,974
Total net increase (decrease)	$74,254	5,807	$9,700	818	$(37,688)	(2,982)	$46,266	3,643

Year ended December 31, 2017

Class 1	$22,241	1,783	$3,607	285	$(6,039)	(501)	$19,809	1,567
Class 1A2	244	19	9	1	— [3]	— [3]	253	20
Class 2	16,382	1,346	7,928	628	(20,169)	(1,671)	4,141	303
Class 4	39,763	3,218	1,778	142	(2,261)	(182)	39,280	3,178
Total net increase (decrease)	$78,630	6,366	$13,322	1,056	$(28,469)	(2,354)	$63,483	5,068

Bond Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$856,250	80,879	$164,110	15,776	$(1,296,873)	(122,086)	$(276,513)	(25,431)
Class 1A	2,864	271	80	8	(674)	(64)	2,270	215
Class 2	107,831	10,281	93,483	9,101	(518,189)	(49,721)	(316,875)	(30,339)
Class 4	118,851	11,386	8,606	839	(47,758)	(4,587)	79,699	7,638
Total net increase (decrease)	$1,085,796	102,817	$266,279	25,724	$(1,863,494)	(176,458)	$(511,419)	(47,917)

Year ended December 31, 2017

Class 1	$967,669	88,718	$235,240	21,678	$(1,624,503)	(147,887)	$(421,594)	(37,491)
Class 1A2	1,338	122	21	2	(272)	(25)	1,087	99
Class 2	138,965	12,898	134,455	12,545	(273,010)	(25,301)	410	142
Class 4	212,848	19,725	6,398	597	(22,490)	(2,080)	196,756	18,242
Total net increase (decrease)	$1,320,820	121,463	$376,114	34,822	$(1,920,275)	(175,293)	$(223,341)	(19,008)

190	American Funds Insurance Series

Global Bond Fund

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$126,990	10,666	$28,466		2,515		$(375,280)	(31,456)	$(219,824)	(18,275)
Class 1A	575	49	10		1		(241)	(21)	344	29
Class 2	41,190	3,507	26,720		2,377		(156,625)	(13,571)	(88,715)	(7,687)
Class 4	28,055	2,394	934		84		(17,922)	(1,548)	11,067	930
Total net increase (decrease)	$196,810	16,616	$56,130		4,977		$(550,068)	(46,596)	$(297,128)	(25,003)

Year ended December 31, 2017

Class 1	$177,200	15,155	$14,284		1,210		$(100,697)	(8,588)	$90,787	7,777
Class 1A2	74	6	—	[3]	—	[3]	— [3]	— [3]	74	6
Class 2	45,841	3,978	11,132		952		(79,734)	(6,868)	(22,761)	(1,938)
Class 4	20,651	1,777	197		17		(2,949)	(255)	17,899	1,539
Total net increase (decrease)	$243,766	20,916	$25,613		2,179		$(183,380)	(15,711)	$85,999	7,384

High-Income Bond Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$15,126	1,484	$34,114	3,526	$(136,193)	(13,306)	$(86,953)	(8,296)
Class 1A	621	61	40	5	(365)	(36)	296	30
Class 2	12,354	1,231	43,383	4,563	(111,276)	(11,157)	(55,539)	(5,363)
Class 3	1,837	179	664	68	(4,223)	(418)	(1,722)	(171)
Class 4	51,449	4,747	1,733	168	(53,384)	(4,942)	(202)	(27)
Total net increase (decrease)	$81,387	7,702	$79,934	8,330	$(305,441)	(29,859)	$(144,120)	(13,827)

Year ended December 31, 2017

Class 1	$43,584	4,162	$43,816	4,273	$(422,269)	(39,685)	$(334,869)	(31,250)
Class 1A2	400	39	12	1	(7)	(1)	405	39
Class 2	15,931	1,540	51,640	5,121	(92,969)	(8,946)	(25,398)	(2,285)
Class 3	397	38	805	78	(1,921)	(181)	(719)	(65)
Class 4	84,996	7,657	1,981	182	(72,820)	(6,577)	14,157	1,262
Total net increase (decrease)	$145,308	13,436	$98,254	9,655	$(589,986)	(55,390)	$(346,424)	(32,299)

See end of tables for footnotes.

American Funds Insurance Series	191

Mortgage Fund

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$17,819	1,730	$4,658		457		$(74,088)	(7,185)	$(51,611)	(4,998)
Class 1A	732	71	15		2		(111)	(11)	636	62
Class 2	4,682	456	1,128		111		(10,509)	(1,023)	(4,699)	(456)
Class 4	14,315	1,403	424		41		(2,626)	(257)	12,113	1,187
Total net increase (decrease)	$37,548	3,660	$6,225		611		$(87,334)	(8,476)	$(43,561)	(4,205)

Year ended December 31, 2017

Class 1	$52,151	4,904	$5,982		566		$(59,926)	(5,621)	$(1,793)	(151)
Class 1A2	109	10	2		—	[3]	(6)	— [3]	105	10
Class 2	7,132	672	1,287		122		(8,011)	(755)	408	39
Class 4	8,522	808	204		20		(4,876)	(462)	3,850	366
Total net increase (decrease)	$67,914	6,394	$7,475		708		$(72,819)	(6,838)	$2,570	264

Ultra-Short Bond Fund

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$25,371	2,233	$561		50		$(26,198)	(2,310)	$(266)	(27)
Class 1A	—	—	—	[3]	—	[3]	—	—	— [3]	— [3]
Class 2	103,165	9,332	2,762		250		(107,692)	(9,741)	(1,765)	(159)
Class 3	4,222	378	42		4		(3,944)	(353)	320	29
Class 4	16,908	1,513	153		14		(14,303)	(1,281)	2,758	246
Total net increase (decrease)	$149,666	13,456	$3,518		318		$(152,137)	(13,685)	$1,047	89

Year ended December 31, 2017

Class 1	$14,832	1,312	$184		16		$(15,478)	(1,371)	$(462)	(43)
Class 1A2	10	1	—	[3]	—	[3]	—	—	10	1
Class 2	62,145	5,646	697		63		(111,628)	(10,146)	(48,786)	(4,437)
Class 3	1,448	130	15		2		(1,233)	(111)	230	21
Class 4	16,767	1,507	10		1		(14,407)	(1,294)	2,370	214
Total net increase (decrease)	$95,202	8,596	$906		82		$(142,746)	(12,922)	$(46,638)	(4,244)

192	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class 1	$67,360	5,655	$29,446	2,499		$(191,451)	(16,111)	$(94,645)	(7,957)
Class 1A	1,389	118	28	2		(214)	(18)	1,203	102
Class 2	43,398	3,680	24,431	2,094		(200,280)	(17,045)	(132,451)	(11,271)
Class 3	628	53	165	14		(1,997)	(168)	(1,204)	(101)
Class 4	45,391	3,857	1,313	113		(17,387)	(1,474)	29,317	2,496
Total net increase (decrease)	$158,166	13,363	$55,383	4,722		$(411,329)	(34,816)	$(197,780)	(16,731)

Year ended December 31, 2017

Class 1	$291,253	23,702	$23,401	1,927		$(226,514)	(18,425)	$88,140	7,204
Class 1A2	1,016	83	2	—	[3]	(714)	(58)	304	25
Class 2	49,410	4,091	19,498	1,621		(103,407)	(8,550)	(34,499)	(2,838)
Class 3	1,050	86	141	12		(1,501)	(123)	(310)	(25)
Class 4	27,872	2,299	663	55		(23,884)	(1,976)	4,651	378
Total net increase (decrease)	$370,601	30,261	$43,705	3,615		$(356,020)	(29,132)	$58,286	4,744

Managed Risk Growth Fund

	Sales[1]		Reinvestment of distributions			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class P1	$1,861	140	$150	11		$(596)	(45)	$1,415	106
Class P2	79,190	6,025	21,792	1,658		(21,197)	(1,594)	79,785	6,089
Total net increase (decrease)	$81,051	6,165	$21,942	1,669		$(21,793)	(1,639)	$81,200	6,195

Year ended December 31, 2017

Class P1	$836	70	$29	2		$(230)	(19)	$635	53
Class P2	46,748	3,893	4,847	408		(16,010)	(1,330)	35,585	2,971
Total net increase (decrease)	$47,584	3,963	$4,876	410		$(16,240)	(1,349)	$36,220	3,024

Managed Risk International Fund

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class P1	$321	30	$9	1		$(44)	(4)	$286	27
Class P2	33,085	3,040	3,419	323		(13,533)	(1,240)	22,971	2,123
Total net increase (decrease)	$33,406	3,070	$3,428	324		$(13,577)	(1,244)	$23,257	2,150

Year ended December 31, 2017

Class P1	$130	14	$2	—	[3]	$(166)	(17)	$(34)	(3)
Class P2	30,462	3,002	2,301	230		(9,880)	(967)	22,883	2,265
Total net increase (decrease)	$30,592	3,016	$2,303	230		$(10,046)	(984)	$22,849	2,262

See end of tables for footnotes.

American Funds Insurance Series	193

Managed Risk Blue Chip Income and Growth Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class P1	$358	29	$22	2	$(43)	(4)	$337	27
Class P2	31,213	2,567	23,504	1,964	(35,759)	(2,843)	18,958	1,688
Total net increase (decrease)	$31,571	2,596	$23,526	1,966	$(35,802)	(2,847)	$19,295	1,715

Year ended December 31, 2017

Class P1	$59	5	$7	1	$(136)	(11)	$(70)	(5)
Class P2	83,072	6,949	10,722	898	(56,067)	(4,624)	37,727	3,223
Total net increase (decrease)	$83,131	6,954	$10,729	899	$(56,203)	(4,635)	$37,657	3,218

Managed Risk Growth-Income Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class P1	$1,696,532	144,131	$164	13	$(30,979)	(2,639)	$1,665,717	141,505
Class P2	45,914	3,658	12,188	977	(16,805)	(1,320)	41,297	3,315
Total net increase (decrease)	$1,742,446	147,789	$12,352	990	$(47,784)	(3,959)	$1,707,014	144,820

Year ended December 31, 2017

Class P1	$1,093	92	$92	8	$(154)	(13)	$1,031	87
Class P2	27,997	2,382	9,501	835	(15,095)	(1,278)	22,403	1,939
Total net increase (decrease)	$29,090	2,474	$9,593	843	$(15,249)	(1,291)	$23,434	2,026

Managed Risk Asset Allocation Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class P1	$158,125	11,883	$98,747	7,599	$(1,735,518)	(141,232)	$(1,478,646)	(121,750)
Class P2	122,897	9,265	144,221	11,089	(250,843)	(19,040)	16,275	1,314
Total net increase (decrease)	$281,022	21,148	$242,968	18,688	$(1,986,361)	(160,272)	$(1,462,371)	(120,436)

Year ended December 31, 2017

Class P1	$264,545	20,631	$25,264	1,986	$(25,397)	(1,973)	$264,412	20,644
Class P2	253,137	19,936	45,200	3,559	(153,999)	(11,957)	144,338	11,538
Total net increase (decrease)	$517,682	40,567	$70,464	5,545	$(179,396)	(13,930)	$408,750	32,182

[1]	Includes exchanges between share classes of the fund.
[2]	Class 1A shares began investment operations on January 6, 2017.
[3]	Amount less than one thousand.

194	American Funds Insurance Series

10. Investment transactions and other disclosures

The following tables present additional information for each of the funds for the year ended December 31, 2018 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Purchases of investment securities*	$1,467,874	$1,662,024	$8,417,701	$3,211,601	$1,739,953	$4,319,816
Sales of investment securities*	1,724,252	2,030,293	9,996,481	2,598,799	2,109,957	4,791,714
Non-U.S. taxes (refunded) paid on interest income	—	—	—	—	43	—
Non-U.S. taxes (refunded) paid on realized gains	—	12	—	(45)	112	—
Non-U.S. taxes provided on unrealized gains	746	931	—	3,872	684	—
Dividend income from affiliated issuers	—	437	—	—	—	—

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Purchases of investment securities*	$956,577	$11,487,304	$556,700	$605,766	$18,403,385	$204,201
Sales of investment securities*	1,040,568	12,435,378	512,739	476,357	19,811,470	172,949
Non-U.S. taxes (refunded) paid on interest income	—	—	(8)	—	—	17
Non-U.S. taxes (refunded) paid on realized gains	3	—	6	—	—	23
Non-U.S. taxes provided on unrealized gains	—	—	271	—	126	27
Dividend income from affiliated issuers	—	3,182	—	—	562	—
Interest income from affiliated issuers	—	—	—	—	2,196	—

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Purchases of investment securities*	$44,757,939	$2,355,671	$880,471	$2,407,428	$—	$11,220,878
Sales of investment securities*	45,098,034	2,481,042	976,663	2,426,692	—	11,103,888
Non-U.S. taxes (refunded) paid on interest income	7	396	(2)	—	—	—
Non-U.S. taxes (refunded) paid on realized gains	(196)	578	—	—	—	—
Non-U.S. taxes provided on unrealized gains	—	368	—	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$109,572	$39,805	$64,381	$1,669,137	$504,021
Sales of investment securities*	21,960	11,908	38,201	47,528	1,854,151
Dividend income from affiliated issuers	3,340	3,202	7,264	4,163	80,687

*	Excludes short-term securities and U.S. government obligations, if any.

11. Ownership concentration

At December 31, 2018, American Funds Insurance Series - Portfolio Series Managed Risk Growth and Income Portfolio held 36% and 11% of the outstanding shares of Capital Income Builder and Global Growth and Income Fund, respectively. In addition, American Funds Insurance Series - Portfolio Series Managed Risk Global Allocation Portfolio and Managed Risk Asset Allocation Fund held 22% and 11% of the outstanding shares of Global Balanced Fund and Asset Allocation Fund, respectively.

American Funds Insurance Series	195

Financial highlights

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1:
12/31/2018	$30.51	$.29		$(2.65)	$(2.36)	$(.28)	$(2.13)	$(2.41)	$25.74	(8.81)%	$1,942		.55%		.98%
12/31/2017	24.05	.26		7.30	7.56	(.26)	(.84)	(1.10)	30.51	31.80	2,010		.55		.94
12/31/2016	26.39	.25		(.14)	.11	(.29)	(2.16)	(2.45)	24.05	.87	1,630		.56		1.00
12/31/2015	27.48	.25		1.80	2.05	(.35)	(2.79)	(3.14)	26.39	7.24	1,626		.55		.90
12/31/2014	30.11	.31	[2]	.40	.71	(.40)	(2.94)	(3.34)	27.48	2.52	1,558		.55		1.08	[2]
Class 1A:
12/31/2018	30.46	.23		(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69	(9.02)	5		.80		.77
12/31/2017[3,4]	24.50	.11		6.94	7.05	(.25)	(.84)	(1.09)	30.46	29.13 [5]	2		.80	[6]	.39	[6]
Class 2:
12/31/2018	30.24	.22		(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50	(9.04)	3,306		.80		.73
12/31/2017	23.85	.19		7.23	7.42	(.19)	(.84)	(1.03)	30.24	31.47	4,012		.80		.69
12/31/2016	26.19	.18		(.14)	.04	(.22)	(2.16)	(2.38)	23.85	.62	3,483		.81		.76
12/31/2015	27.30	.18		1.78	1.96	(.28)	(2.79)	(3.07)	26.19	6.94	3,817		.80		.66
12/31/2014	29.92	.24	[2]	.41	.65	(.33)	(2.94)	(3.27)	27.30	2.31	3,992		.80		.85	[2]
Class 4:
12/31/2018	30.13	.14		(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39	(9.24)	249		1.05		.47
12/31/2017	23.81	.10		7.22	7.32	(.16)	(.84)	(1.00)	30.13	31.11	211		1.05		.37
12/31/2016	26.16	.12		(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81	.37	94		1.06		.50
12/31/2015	27.34	.09		1.81	1.90	(.29)	(2.79)	(3.08)	26.16	6.69	91		1.05		.34
12/31/2014	30.07	.07	[2]	.50	.57	(.36)	(2.94)	(3.30)	27.34	2.01	19		1.05		.26	[2]

Global Small Capitalization Fund

Class 1:
12/31/2018	$25.38	$.11		$(2.51)	$(2.40)	$(.09)	$(1.14)	$(1.23)	$21.75	(10.31)%	$1,453		.73%		.42%
12/31/2017	20.24	.12		5.17	5.29	(.15)	—	(.15)	25.38	26.22	1,639		.73		.54
12/31/2016	24.41	.12		.17	.29	(.11)	(4.35)	(4.46)	20.24	2.35	1,532		.74		.57
12/31/2015	26.09	.04		.36	.40	—	(2.08)	(2.08)	24.41	.50	1,706		.73		.15
12/31/2014	25.69	.09		.52	.61	(.09)	(.12)	(.21)	26.09	2.36	1,411		.74		.34
Class 1A:
12/31/2018	25.36	.05		(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71	(10.56)	—	[7]	.98		.21
12/31/2017[3,4]	20.70	.08		4.71	4.79	(.13)	—	(.13)	25.36	23.19 [5]	—	[7]	.96	[6]	.35	[6]
Class 2:
12/31/2018	24.72	.04		(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16	(10.55)	2,056		.98		.17
12/31/2017	19.72	.06		5.04	5.10	(.10)	—	(.10)	24.72	25.89	2,551		.98		.27
12/31/2016	23.90	.07		.15	.22	(.05)	(4.35)	(4.40)	19.72	2.10	2,303		.99		.31
12/31/2015	25.64	(.03)		.37	.34	—	(2.08)	(2.08)	23.90	.27	2,492		.98		(.10)
12/31/2014	25.25	.03		.51	.54	(.03)	(.12)	(.15)	25.64	2.12	2,738		.99		.10
Class 4:
12/31/2018	24.91	(.02)		(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28	(10.80)	146		1.24		(.08)
12/31/2017	19.91	—	[8]	5.09	5.09	(.09)	—	(.09)	24.91	25.62	125		1.23		—	[9]
12/31/2016	24.11	.01		.16	.17	(.02)	(4.35)	(4.37)	19.91	1.85	42		1.24		.03
12/31/2015	25.92	(.10)		.37	.27	—	(2.08)	(2.08)	24.11	(.02)	34		1.23		(.37)
12/31/2014	25.57	(.05)		.54	.49	(.02)	(.12)	(.14)	25.92	1.88	12		1.24		(.17)

196	American Funds Insurance Series

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
12/31/2018	$77.85	$.64		$.25	$.89	$(.54)	$(8.24)	$(8.78)	$69.96	(.01)%	$8,474	.34%		.81%
12/31/2017	67.29	.55		17.89	18.44	(.55)	(7.33)	(7.88)	77.85	28.62	8,100	.35		.75
12/31/2016	68.02	.67		5.40	6.07	(.67)	(6.13)	(6.80)	67.29	9.77	6,931	.35		1.03
12/31/2015	80.15	.64		5.08	5.72	(.61)	(17.24)	(17.85)	68.02	7.12	6,796	.35		.87
12/31/2014	78.54	.88	[2]	5.79	6.67	(1.16)	(3.90)	(5.06)	80.15	8.78	7,118	.35		1.12	[2]
Class 1A:
12/31/2018	77.74	.47		.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)	10	.59		.60
12/31/2017[3,4]	68.84	.35		16.38	16.73	(.50)	(7.33)	(7.83)	77.74	25.47 [5]	3	.59	[6]	.47	[6]
Class 2:
12/31/2018	77.35	.44		.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)	13,701	.59		.55
12/31/2017	66.92	.37		17.76	18.13	(.37)	(7.33)	(7.70)	77.35	28.28	15,716	.60		.50
12/31/2016	67.69	.51		5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49	13,978	.60		.78
12/31/2015	79.84	.46		5.06	5.52	(.43)	(17.24)	(17.67)	67.69	6.86	14,414	.60		.62
12/31/2014	77.94	.68	[2]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51	15,413	.60		.87	[2]
Class 3:
12/31/2018	78.32	.50		.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)	187	.52		.62
12/31/2017	67.67	.42		17.98	18.40	(.42)	(7.33)	(7.75)	78.32	28.39	212	.53		.57
12/31/2016	68.37	.56		5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56	183	.53		.85
12/31/2015	80.47	.51		5.11	5.62	(.48)	(17.24)	(17.72)	68.37	6.92	194	.53		.69
12/31/2014	78.62	.74	[2]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58	208	.53		.94	[2]
Class 4:
12/31/2018	76.56	.24		.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)	1,076	.84		.31
12/31/2017	66.41	.18		17.61	17.79	(.31)	(7.33)	(7.64)	76.56	27.99	954	.85		.25
12/31/2016	67.26	.34		5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22	458	.85		.53
12/31/2015	79.74	.29		5.02	5.31	(.55)	(17.24)	(17.79)	67.26	6.59	394	.85		.42
12/31/2014	78.32	.37	[2]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25	24	.85		.47	[2]

See end of tables for footnotes.

American Funds Insurance Series	197

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

International Fund

Class 1:
12/31/2018	$21.71	$.34		$(2.97)	$(2.63)	$(.40)	$(1.02)	$(1.42)	$17.66	(12.94)%	$4,811	.53%		1.62%
12/31/2017	16.82	.26		5.16	5.42	(.30)	(.23)	(.53)	21.71	32.46	5,014	.53		1.33
12/31/2016	18.08	.27		.30	.57	(.28)	(1.55)	(1.83)	16.82	3.78	3,652	.54		1.57
12/31/2015	20.35	.29		(1.03)	(.74)	(.35)	(1.18)	(1.53)	18.08	(4.25)	3,427	.54		1.41
12/31/2014	21.22	.30		(.81)	(.51)	(.36)	—	(.36)	20.35	(2.41)	3,282	.54		1.43
Class 1A:
12/31/2018	21.67	.27		(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5	.78		1.32
12/31/2017[3,4]	17.17	.09		4.93	5.02	(.29)	(.23)	(.52)	21.67	29.46 [5]	2	.77	[6]	.43	[6]
Class 2:
12/31/2018	21.63	.29		(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875	.78		1.40
12/31/2017	16.76	.22		5.13	5.35	(.25)	(.23)	(.48)	21.63	32.14	4,422	.78		1.10
12/31/2016	18.02	.23		.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53	3,710	.79		1.35
12/31/2015	20.29	.24		(1.03)	(.79)	(.30)	(1.18)	(1.48)	18.02	(4.53)	3,978	.79		1.17
12/31/2014	21.15	.25		(.81)	(.56)	(.30)	—	(.30)	20.29	(2.65)	4,374	.79		1.19
Class 3:
12/31/2018	21.75	.31		(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24	.71		1.48
12/31/2017	16.85	.23		5.17	5.40	(.27)	(.23)	(.50)	21.75	32.23	31	.71		1.17
12/31/2016	18.11	.24		.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57	27	.72		1.42
12/31/2015	20.38	.25		(1.03)	(.78)	(.31)	(1.18)	(1.49)	18.11	(4.44)	32	.72		1.24
12/31/2014	21.24	.27		(.82)	(.55)	(.31)	—	(.31)	20.38	(2.56)	38	.72		1.28
Class 4:
12/31/2018	21.42	.23		(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03		1.13
12/31/2017	16.64	.11		5.16	5.27	(.26)	(.23)	(.49)	21.42	31.89	289	1.03		.55
12/31/2016	17.93	.18		.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66	1.04		1.03
12/31/2015	20.23	.17		(1.00)	(.83)	(.29)	(1.18)	(1.47)	17.93	(4.75)	46	1.04		.88
12/31/2014	21.16	.07		(.68)	(.61)	(.32)	—	(.32)	20.23	(2.88)	18	1.04		.31

New World Fund

Class 1:
12/31/2018	$25.30	$.27		$(3.65)	$(3.38)	$(.27)	$(.67)	$(.94)	$20.98	(13.83)%	$1,702	.77%		1.11%
12/31/2017	19.72	.26		5.59	5.85	(.27)	—	(.27)	25.30	29.73	2,050	.77		1.14
12/31/2016	18.87	.24		.81	1.05	(.20)	—	(.20)	19.72	5.59	1,743	.78		1.25
12/31/2015	20.72	.19		(.71)	(.52)	(.17)	(1.16)	(1.33)	18.87	(2.96)	1,562	.79		.92
12/31/2014	25.08	.29	[2]	(1.92)	(1.63)	(.29)	(2.44)	(2.73)	20.72	(7.63)	1,433	.78		1.23	[2]
Class 1A:
12/31/2018	25.25	.21		(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02		.91
12/31/2017[3,4]	20.14	.13		5.24	5.37	(.26)	—	(.26)	25.25	26.72 [5]	1	1.00	[6]	.53	[6]
Class 2:
12/31/2018	25.07	.20		(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02		.85
12/31/2017	19.54	.20		5.55	5.75	(.22)	—	(.22)	25.07	29.44	1,055	1.02		.89
12/31/2016	18.71	.19		.79	.98	(.15)	—	(.15)	19.54	5.26	911	1.03		1.00
12/31/2015	20.54	.14		(.69)	(.55)	(.12)	(1.16)	(1.28)	18.71	(3.14)	961	1.04		.68
12/31/2014	24.88	.24	[2]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084	1.03		1.01	[2]
Class 4:
12/31/2018	24.99	.14		(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27		.61
12/31/2017	19.51	.14		5.52	5.66	(.18)	—	(.18)	24.99	29.06	427	1.27		.61
12/31/2016	18.69	.14		.80	.94	(.12)	—	(.12)	19.51	5.04	240	1.28		.75
12/31/2015	20.56	.08		(.68)	(.60)	(.11)	(1.16)	(1.27)	18.69	(3.37)	171	1.29		.39
12/31/2014	24.99	.09	[2]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64	1.28		.40	[2]

198	American Funds Insurance Series

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Blue Chip Income and Growth Fund

Class 1:
12/31/2018	$14.96	$.31		$(1.44)	$(1.13)	$(.31)	$(1.14)	$(1.45)	$12.38	(8.45)%	$4,810		.41%		2.13%
12/31/2017	13.53	.32		1.96	2.28	(.32)	(.53)	(.85)	14.96	17.30	5,581		.41		2.27
12/31/2016	12.62	.31		1.97	2.28	(.29)	(1.08)	(1.37)	13.53	19.06	5,099		.41		2.39
12/31/2015	14.69	.31		(.64)	(.33)	(.29)	(1.45)	(1.74)	12.62	(2.72)	3,638		.41		2.23
12/31/2014	13.12	.46	[2]	1.59	2.05	(.48)	—	(.48)	14.69	15.69	3,542		.42		3.31	[2]
Class 1A:
12/31/2018	14.94	.26		(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3		.66		1.84
12/31/2017[3,4]	13.75	.28		1.75	2.03	(.31)	(.53)	(.84)	14.94	15.21 [5]	1		.65	[6]	2.01	[6]
Class 2:
12/31/2018	14.80	.27		(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850		.66		1.88
12/31/2017	13.39	.28		1.94	2.22	(.28)	(.53)	(.81)	14.80	17.04	3,551		.66		2.02
12/31/2016	12.51	.28		1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70	3,412		.66		2.16
12/31/2015	14.57	.27		(.62)	(.35)	(.26)	(1.45)	(1.71)	12.51	(2.93)	3,228		.66		1.97
12/31/2014	13.02	.44	[2]	1.55	1.99	(.44)	—	(.44)	14.57	15.36	3,722		.67		3.14	[2]
Class 4:
12/31/2018	14.77	.23		(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368		.91		1.62
12/31/2017	13.39	.25		1.93	2.18	(.27)	(.53)	(.80)	14.77	16.70	247		.91		1.76
12/31/2016	12.53	.24		1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49	132		.91		1.81
12/31/2015	14.63	.24		(.63)	(.39)	(.26)	(1.45)	(1.71)	12.53	(3.21)	32		.91		1.75
12/31/2014	13.12	.34	[2]	1.63	1.97	(.46)	—	(.46)	14.63	15.13	9		.92		2.33	[2]

Global Growth and Income Fund

Class 1:
12/31/2018	$15.81	$.29		$(1.62)	$(1.33)	$(.28)	$(1.18)	$(1.46)	$13.02	(9.36)%	$492		.63%		1.94%
12/31/2017	13.02	.35		3.06	3.41	(.36)	(.26)	(.62)	15.81	26.40	485		.63		2.43
12/31/2016	12.35	.28		.66	.94	(.27)	—	(.27)	13.02	7.61	571		.63		2.18
12/31/2015	12.78	.36		(.50)	(.14)	(.29)	—	(.29)	12.35	(1.14)	293		.64		2.79
12/31/2014	12.53	.43	[2]	.31	.74	(.49)	—	(.49)	12.78	6.00	200		.63		3.34	[2]
Class 1A:
12/31/2018	15.81	.26		(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1		.88		1.74
12/31/2017[3,4]	13.21	.18		3.03	3.21	(.35)	(.26)	(.61)	15.81	24.54 [5]	—	[7]	.84	[6]	1.20	[6]
Class 2:
12/31/2018	15.78	.26		(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228		.88		1.70
12/31/2017	13.00	.31		3.05	3.36	(.32)	(.26)	(.58)	15.78	26.06	1,538		.88		2.11
12/31/2016	12.33	.25		.65	.90	(.23)	—	(.23)	13.00	7.34	1,405		.88		1.98
12/31/2015	12.75	.22		(.39)	(.17)	(.25)	—	(.25)	12.33	(1.34)	1,479		.89		1.73
12/31/2014	12.51	.41	[2]	.29	.70	(.46)	—	(.46)	12.75	5.64	1,685		.88		3.22	[2]
Class 4:
12/31/2018	15.60	.21		(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95		1.13		1.43
12/31/2017	12.89	.22		3.08	3.30	(.33)	(.26)	(.59)	15.60	25.83	79		1.14		1.49
12/31/2016	12.26	.21		.65	.86	(.23)	—	(.23)	12.89	7.04	16		1.13		1.63
12/31/2015	12.71	.17		(.37)	(.20)	(.25)	—	(.25)	12.26	(1.60)	5		1.14		1.32
12/31/2014	12.50	.30	[2]	.37	.67	(.46)	—	(.46)	12.71	5.41	1		1.13		2.30	[2]

See end of tables for footnotes.

American Funds Insurance Series	199

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth-Income Fund

Class 1:
12/31/2018	$50.22	$.84		$(1.25)	$(.41)	$(.84)	$(3.58)	$(4.42)	$45.39	(1.55)%	$16,783	.28%		1.65%
12/31/2017	44.41	.81		8.89	9.70	(.78)	(3.11)	(3.89)	50.22	22.68	15,765	.28		1.69
12/31/2016	45.40	.79		4.09	4.88	(.75)	(5.12)	(5.87)	44.41	11.80	12,588	.29		1.79
12/31/2015	52.76	.79		.37	1.16	(.75)	(7.77)	(8.52)	45.40	1.72	10,747	.29		1.59
12/31/2014	50.72	.81		4.57	5.38	(.80)	(2.54)	(3.34)	52.76	10.91	10,812	.29		1.56
Class 1A:
12/31/2018	50.15	.72		(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7	.53		1.43
12/31/2017[3,4]	45.39	.67		7.96	8.63	(.76)	(3.11)	(3.87)	50.15	19.83 [5]	2	.52	[6]	1.41	[6]
Class 2:
12/31/2018	49.71	.71		(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035	.53		1.40
12/31/2017	44.00	.68		8.80	9.48	(.66)	(3.11)	(3.77)	49.71	22.38	13,930	.53		1.45
12/31/2016	45.04	.67		4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51	12,854	.54		1.54
12/31/2015	52.41	.66		.37	1.03	(.63)	(7.77)	(8.40)	45.04	1.45	12,895	.54		1.34
12/31/2014	50.40	.67		4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63	14,337	.54		1.31
Class 3:
12/31/2018	50.29	.75		(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140	.46		1.47
12/31/2017	44.47	.72		8.90	9.62	(.69)	(3.11)	(3.80)	50.29	22.47	168	.46		1.52
12/31/2016	45.46	.71		4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59	156	.47		1.61
12/31/2015	52.82	.70		.37	1.07	(.66)	(7.77)	(8.43)	45.46	1.53	161	.47		1.41
12/31/2014	50.77	.71		4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71	185	.47		1.38
Class 4:
12/31/2018	49.31	.58		(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899	.78		1.15
12/31/2017	43.73	.56		8.73	9.29	(.60)	(3.11)	(3.71)	49.31	22.08	827	.78		1.19
12/31/2016	44.82	.56		4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25	495	.79		1.29
12/31/2015	52.39	.58		.33	.91	(.71)	(7.77)	(8.48)	44.82	1.21	410	.79		1.25
12/31/2014	50.56	.58		4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34	30	.79		1.11

International Growth and Income Fund

Class 1:
12/31/2018	$17.72	$.45		$(2.39)	$(1.94)	$(.43)	$—	$(.43)	$15.35	(11.00)%	$1,034	.65%		2.62%
12/31/2017	14.48	.46		3.20	3.66	(.42)	—	(.42)	17.72	25.31	1,121	.66		2.75
12/31/2016	14.72	.43		(.19)	.24	(.42)	(.06)	(.48)	14.48	1.71	820	.68		2.93
12/31/2015	16.27	.42		(1.25)	(.83)	(.38)	(.34)	(.72)	14.72	(5.34)	707	.68		2.60
12/31/2014	17.48	.58	[2]	(1.09)	(.51)	(.53)	(.17)	(.70)	16.27	(2.93)	740	.68		3.32	[2]
Class 1A:
12/31/2018	17.70	.41		(2.39)	(1.98)	(.39)	—	(.39)	15.33	(11.24)	2	.90		2.35
12/31/2017[3,4]	14.69	.34		3.08	3.42	(.41)	—	(.41)	17.70	23.36 [5]	2	.91	[6]	1.99	[6]
Class 2:
12/31/2018	17.66	.41		(2.38)	(1.97)	(.39)	—	(.39)	15.30	(11.23)	230	.90		2.38
12/31/2017	14.43	.43		3.17	3.60	(.37)	—	(.37)	17.66	25.03	276	.91		2.60
12/31/2016	14.68	.40		(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44	244	.93		2.72
12/31/2015	16.22	.38		(1.24)	(.86)	(.34)	(.34)	(.68)	14.68	(5.60)	254	.93		2.32
12/31/2014	17.43	.56	[2]	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)	248	.93		3.21	[2]
Class 4:
12/31/2018	17.58	.36		(2.36)	(2.00)	(.36)	—	(.36)	15.22	(11.46)	71	1.15		2.10
12/31/2017	14.38	.37		3.18	3.55	(.35)	—	(.35)	17.58	24.72	63	1.16		2.24
12/31/2016	14.63	.36		(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18	37	1.18		2.43
12/31/2015	16.19	.33		(1.23)	(.90)	(.32)	(.34)	(.66)	14.63	(5.82)	32	1.18		2.02
12/31/2014	17.45	.26	[2]	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)	20	1.18		1.52	[2]

200	American Funds Insurance Series

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Capital Income Builder

Class 1:
12/31/2018	$10.40	$.31	$(1.00)	$(.69)	$(.32)	$(.02)	$(.34)	$9.37	(6.77)%	$317		.54%		3.08%
12/31/2017	9.46	.32	.93	1.25	(.31)	—	(.31)	10.40	13.29	254		.54		3.21
12/31/2016	9.40	.32	.07	.39	(.33)	—	(.33)	9.46	4.17	156		.54		3.39
12/31/2015	9.81	.28	(.40)	(.12)	(.29)	—	(.29)	9.40	(1.23)	80		.56		2.88
12/31/2014[3,10]	10.00	.19	(.18)	.01	(.19)	(.01)	(.20)	9.81	.12 [5]	20		.56	[6]	2.87	[6]
Class 1A:
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2		.79		2.82
12/31/2017[3,4]	9.57	.27	.84	1.11	(.29)	—	(.29)	10.39	11.72 [5]	1		.79	[6]	2.63	[6]
Class 2:
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4		.79		2.83
12/31/2017	9.46	.29	.93	1.22	(.28)	—	(.28)	10.40	13.04	1		.79		2.82
12/31/2016	9.40	.27	.11	.38	(.32)	—	(.32)	9.46	4.08	—	[7]	.80		2.82
12/31/2015	9.81	.31	(.43)	(.12)	(.29)	—	(.29)	9.40	(1.23)[11]	—	[7]	.46	[11]	3.12	[11]
12/31/2014[3,10]	10.00	.20	(.19)	.01	(.19)	(.01)	(.20)	9.81	.12 [5,11]	—	[7]	.47	[6,11]	2.94	[6,11]
Class 4:
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352		1.04		2.58
12/31/2017	9.45	.27	.92	1.19	(.26)	—	(.26)	10.38	12.65	338		1.04		2.72
12/31/2016	9.38	.27	.08	.35	(.28)	—	(.28)	9.45	3.78	256		1.04		2.88
12/31/2015	9.80	.25	(.42)	(.17)	(.25)	—	(.25)	9.38	(1.79)	157		1.05		2.55
12/31/2014[3,10]	10.00	.14	(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21)[5]	55		1.06	[6]	2.08	[6]

Asset Allocation Fund

Class 1:
12/31/2018	$23.71	$.48	$(1.43)	$(.95)	$(.44)	$(1.03)	$(1.47)	$21.29	(4.35)%	$14,627		.28%		2.04%
12/31/2017	21.68	.44	3.06	3.50	(.41)	(1.06)	(1.47)	23.71	16.51	16,556		.29		1.90
12/31/2016	20.62	.42	1.54	1.96	(.39)	(.51)	(.90)	21.68	9.69	13,008		.29		1.97
12/31/2015	22.23	.40	(.02)	.38	(.40)	(1.59)	(1.99)	20.62	1.64	10,913		.29		1.85
12/31/2014	22.49	.44	.81	1.25	(.39)	(1.12)	(1.51)	22.23	5.66	11,997		.30		1.95
Class 1A:
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7		.53		1.82
12/31/2017[3,4]	21.97	.39	2.78	3.17	(.39)	(1.06)	(1.45)	23.69	14.78 [5]	4		.53	[6]	1.69	[6]
Class 2:
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668		.53		1.78
12/31/2017	21.49	.37	3.04	3.41	(.35)	(1.06)	(1.41)	23.49	16.23	5,480		.54		1.64
12/31/2016	20.45	.36	1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41	5,144		.54		1.72
12/31/2015	22.06	.34	(.01)	.33	(.35)	(1.59)	(1.94)	20.45	1.40	5,008		.54		1.60
12/31/2014	22.33	.37	.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40	5,494		.55		1.69
Class 3:
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29		.46		1.85
12/31/2017	21.70	.39	3.07	3.46	(.37)	(1.06)	(1.43)	23.73	16.29	38		.47		1.72
12/31/2016	20.64	.38	1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49	35		.47		1.79
12/31/2015	22.25	.36	(.02)	.34	(.36)	(1.59)	(1.95)	20.64	1.46	36		.47		1.67
12/31/2014	22.51	.39	.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47	40		.48		1.76
Class 4:
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594		.78		1.54
12/31/2017	21.43	.32	3.02	3.34	(.31)	(1.06)	(1.37)	23.40	15.91	3,582		.79		1.40
12/31/2016	20.40	.31	1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16	2,861		.79		1.47
12/31/2015	22.11	.30	(.02)	.28	(.40)	(1.59)	(1.99)	20.40	1.14	2,414		.79		1.45
12/31/2014	22.46	.34	.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16	32		.80		1.55

See end of tables for footnotes.

American Funds Insurance Series	201

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Balanced Fund

Class 1:
12/31/2018	$12.75	$.23		$(.96)	$(.73)	$(.20)	$(.15)	$(.35)	$11.67	(5.81)%	$110		.72%		1.82%
12/31/2017	11.08	.21		1.99	2.20	(.15)	(.38)	(.53)	12.75	19.91	93		.72		1.68
12/31/2016	10.74	.19		.32	.51	(.17)	—	(.17)	11.08	4.73	64		.72		1.73
12/31/2015	11.11	.20		(.28)	(.08)	(.14)	(.15)	(.29)	10.74	(.69)	47		.72		1.80
12/31/2014	11.37	.25	[2]	(.03)	.22	(.18)	(.30)	(.48)	11.11	1.87	37		.71		2.14	[2]
Class 1A:
12/31/2018	12.74	.18		(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2		.98		1.44
12/31/2017[3,4]	11.18	.16		1.92	2.08	(.14)	(.38)	(.52)	12.74	18.71 [5]	—	[7]	.94	[6]	1.27	[6]
Class 2:
12/31/2018	12.72	.20		(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185		.97		1.57
12/31/2017	11.06	.18		1.98	2.16	(.12)	(.38)	(.50)	12.72	19.57	210		.96		1.43
12/31/2016	10.72	.16		.32	.48	(.14)	—	(.14)	11.06	4.48	178		.97		1.48
12/31/2015	11.09	.18		(.28)	(.10)	(.12)	(.15)	(.27)	10.72	(.95)	171		.97		1.60
12/31/2014	11.35	.22	[2]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63	179		.96		1.88	[2]
Class 4:
12/31/2018	12.63	.17		(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69		1.22		1.34
12/31/2017	11.00	.13		1.99	2.12	(.11)	(.38)	(.49)	12.63	19.38	51		1.22		1.07
12/31/2016	10.69	.12		.33	.45	(.14)	—	(.14)	11.00	4.21	10		1.24		1.12
12/31/2015	11.09	.06		(.17)	(.11)	(.14)	(.15)	(.29)	10.69	(1.00)	1		1.34		.58
12/31/2014	11.35	.24	[2]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88 [11]	—	[7]	.67	[11]	2.07	[2,11]

Bond Fund

Class 1:
12/31/2018	$10.82	$.29		$(.35)	$(.06)	$(.28)	$(.01)	$(.29)	$10.47	(.45)%	$5,962		.38%		2.70%
12/31/2017	10.80	.24		.18	.42	(.24)	(.16)	(.40)	10.82	3.88	6,434		.38		2.19
12/31/2016	10.70	.21		.14	.35	(.21)	(.04)	(.25)	10.80	3.27	6,829		.38		1.91
12/31/2015	11.08	.22		(.17)	.05	(.21)	(.22)	(.43)	10.70	.45	5,731		.38		1.95
12/31/2014	10.73	.23		.37	.60	(.25)	— [8]	(.25)	11.08	5.59	4,977		.39		2.03
Class 1A:
12/31/2018	10.80	.26		(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3		.63		2.50
12/31/2017[3,4]	10.82	.22		.15	.37	(.23)	(.16)	(.39)	10.80	3.46 [5]	1		.62	[6]	2.01	[6]
Class 2:
12/31/2018	10.69	.26		(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524		.63		2.45
12/31/2017	10.67	.21		.18	.39	(.21)	(.16)	(.37)	10.69	3.67	3,966		.63		1.94
12/31/2016	10.58	.18		.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959		.63		1.65
12/31/2015	10.95	.18		(.15)	.03	(.18)	(.22)	(.40)	10.58	.28	4,135		.63		1.69
12/31/2014	10.61	.20		.36	.56	(.22)	— [8]	(.22)	10.95	5.28	4,565		.64		1.79
Class 4:
12/31/2018	10.68	.23		(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366		.88		2.22
12/31/2017	10.70	.19		.16	.35	(.21)	(.16)	(.37)	10.68	3.29	297		.88		1.72
12/31/2016	10.61	.15		.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102		.88		1.41
12/31/2015	11.01	.16		(.16)	—	(.18)	(.22)	(.40)	10.61	(.08)	59		.88		1.47
12/31/2014	10.69	.16		.39	.55	(.23)	— [8]	(.23)	11.01	5.15	29		.89		1.43

202	American Funds Insurance Series

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Bond Fund

Class 1:
12/31/2018	$11.88	$.30	$(.44)	$(.14)	$(.28)	$(.04)	$(.32)	$11.42	(1.14)%	$1,015		.57%		2.56%
12/31/2017	11.22	.28	.52	.80	(.07)	(.07)	(.14)	11.88	7.11	1,273		.56		2.37
12/31/2016	11.01	.26	.06	.32	(.09)	(.02)	(.11)	11.22	2.92	1,115		.57		2.26
12/31/2015	11.77	.27	(.71)	(.44)	(.01)	(.31)	(.32)	11.01	(3.75)	1,032		.57		2.34
12/31/2014	11.88	.29	(.08)	.21	(.21)	(.11)	(.32)	11.77	1.71	1,194		.57		2.35
Class 1A:
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1		.82		2.36
12/31/2017[3,4]	11.22	.26	.52	.78	(.06)	(.07)	(.13)	11.87	7.00 [5]	—	[7]	.72	[6]	2.27	[6]
Class 2:
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032		.82		2.32
12/31/2017	11.14	.25	.51	.76	(.04)	(.07)	(.11)	11.79	6.86	1,164		.81		2.12
12/31/2016	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121		.82		2.01
12/31/2015	11.72	.24	(.71)	(.47)	(.01)	(.31)	(.32)	10.93	(4.07)	1,208		.82		2.09
12/31/2014	11.81	.26	(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386		.82		2.11
Class 4:
12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40		1.07		2.09
12/31/2017	11.08	.22	.51	.73	(.04)	(.07)	(.11)	11.70	6.63	31		1.06		1.89
12/31/2016	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.76
12/31/2015	11.70	.21	(.71)	(.50)	— [8]	(.31)	(.31)	10.89	(4.27)	6		1.07		1.86
12/31/2014	11.87	.20	(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4		1.09		1.66

High-Income Bond Fund

Class 1:
12/31/2018	$10.19	$.64	$(.84)	$(.20)	$(.65)	$—	$(.65)	$9.34	(2.15)%	$501		.50%		6.32%
12/31/2017	10.18	.63	.10	.73	(.72)	—	(.72)	10.19	7.25	632		.49		5.98
12/31/2016	9.19	.61	1.02	1.63	(.64)	—	(.64)	10.18	17.83	949		.49		6.18
12/31/2015	10.54	.64	(1.36)	(.72)	(.63)	—	(.63)	9.19	(6.94)	1,017		.48		6.12
12/31/2014	11.13	.67	(.59)	.08	(.67)	—	(.67)	10.54	.80	1,017		.48		5.90
Class 1A:
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	—	(.63)	9.33	(2.35)	1		.75		6.11
12/31/2017[3,4]	10.28	.60	.02	.62	(.72)	—	(.72)	10.18	6.02 [5]	—	[7]	.72	[6]	5.74	[6]
Class 2:
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	—	(.62)	9.19	(2.34)	661		.75		6.07
12/31/2017	10.04	.59	.10	.69	(.70)	—	(.70)	10.03	6.89	776		.74		5.72
12/31/2016	9.06	.58	1.01	1.59	(.61)	—	(.61)	10.04	17.69	799		.74		5.92
12/31/2015	10.41	.60	(1.35)	(.75)	(.60)	—	(.60)	9.06	(7.30)	765		.73		5.85
12/31/2014	10.99	.63	(.57)	.06	(.64)	—	(.64)	10.41	.63	929		.73		5.67
Class 3:
12/31/2018	10.23	.63	(.85)	(.22)	(.63)	—	(.63)	9.38	(2.33)	10		.68		6.14
12/31/2017	10.22	.61	.10	.71	(.70)	—	(.70)	10.23	7.02	12		.67		5.79
12/31/2016	9.22	.59	1.03	1.62	(.62)	—	(.62)	10.22	17.68	13		.67		5.99
12/31/2015	10.57	.62	(1.37)	(.75)	(.60)	—	(.60)	9.22	(7.13)	12		.66		5.91
12/31/2014	11.16	.65	(.59)	.06	(.65)	—	(.65)	10.57	.59	16		.66		5.74
Class 4:
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	—	(.59)	9.96	(2.64)	31		1.00		5.83
12/31/2017	10.79	.61	.10	.71	(.68)	—	(.68)	10.82	6.63	34		.99		5.46
12/31/2016	9.73	.60	1.07	1.67	(.61)	—	(.61)	10.79	17.29	21		.99		5.55
12/31/2015	11.05	.62	(1.43)	(.81)	(.51)	—	(.51)	9.73	(7.42)	1		.98		5.51
12/31/2014	11.12	.63	(.59)	.04	(.11)	—	(.11)	11.05	.35	—	[7]	.98		5.49

See end of tables for footnotes.

American Funds Insurance Series	203

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Mortgage Fund

Class 1:
12/31/2018	$10.47	$.20	$(.14)		$.06	$(.23)	$—	$(.23)	$10.30	.58%	$209		.48%		1.97%
12/31/2017	10.56	.16	—	[8]	.16	(.18)	(.07)	(.25)	10.47	1.47	265		.47		1.52
12/31/2016	10.61	.15	.11		.26	(.20)	(.11)	(.31)	10.56	2.50	269		.46		1.39
12/31/2015	10.70	.10	.13		.23	(.18)	(.14)	(.32)	10.61	2.09	272		.45		.89
12/31/2014	10.23	.12	.45		.57	(.10)	—	(.10)	10.70	5.54	292		.45		1.12
Class 1A:
12/31/2018	10.46	.18	(.14)		.04	(.22)	—	(.22)	10.28	.36	1		.73		1.77
12/31/2017[3,4]	10.55	.14	—	[8]	.14	(.16)	(.07)	(.23)	10.46	1.31 [5]	—	[7]	.70	[6]	1.38 [6]
Class 2:
12/31/2018	10.45	.18	(.15)		.03	(.20)	—	(.20)	10.28	.32	57		.73		1.72
12/31/2017	10.54	.14	(.01)		.13	(.15)	(.07)	(.22)	10.45	1.22	63		.72		1.27
12/31/2016	10.59	.12	.12		.24	(.18)	(.11)	(.29)	10.54	2.25	63		.71		1.14
12/31/2015	10.68	.07	.13		.20	(.15)	(.14)	(.29)	10.59	1.86	59		.70		.65
12/31/2014	10.22	.10	.44		.54	(.08)	—	(.08)	10.68	5.23	52		.70		.91
Class 4:
12/31/2018	10.38	.15	(.15)		— [8]	(.19)	—	(.19)	10.19	.07	24		.98		1.49
12/31/2017	10.48	.11	—	[8]	.11	(.14)	(.07)	(.21)	10.38	.97	12		.97		1.03
12/31/2016	10.52	.09	.12		.21	(.14)	(.11)	(.25)	10.48	2.01	8		.96		.86
12/31/2015	10.65	.04	.14		.18	(.17)	(.14)	(.31)	10.52	1.62	11		.97		.37
12/31/2014	10.23	.05	.46		.51	(.09)	—	(.09)	10.65	4.98	1		.94		.47

Ultra-Short Bond Fund

Class 1:
12/31/2018	$11.29	$.18	$—	[8]	$.18	$(.16)	$—	$(.16)	$11.31	1.58%	$37		.35%		1.60%
12/31/2017	11.27	.08	(.01)		.07	(.05)	—	(.05)	11.29	.66	37		.35		.68
12/31/2016[12]	11.26	.01	—	[8]	.01	—	—	—	11.27	.09	37		.35		.11
12/31/2015	11.28	(.03)	.01		(.02)	—	—	—	11.26	(.18)	39		.34		(.24)
12/31/2014	11.31	(.03)	—		(.03)	—	—	—	11.28	(.27)	49		.34		(.26)
Class 1A:
12/31/2018	11.29	.18	—	[8]	.18	(.16)	—	(.16)	11.31	1.58 [11]	—	[7]	.35	[11]	1.60 [11]
12/31/2017[3,4]	11.27	.08	—	[8]	.08	(.06)	—	(.06)	11.29	.67 [5,11]	—	[7]	.34	[6,11]	.69 [6,11]
Class 2:
12/31/2018	11.01	.15	—	[8]	.15	(.13)	—	(.13)	11.03	1.36	247		.60		1.34
12/31/2017	10.99	.05	—	[8]	.05	(.03)	—	(.03)	11.01	.46	249		.60		.42
12/31/2016[12]	11.01	(.02)	—	[8]	(.02)	—	—	—	10.99	(.18)	297		.60		(.14)
12/31/2015	11.06	(.05)	—	[8]	(.05)	—	—	—	11.01	(.45)	302		.59		(.49)
12/31/2014	11.12	(.06)	—		(.06)	—	—	—	11.06	(.54)	331		.59		(.51)
Class 3:
12/31/2018	11.12	.16	(.01)		.15	(.13)	—	(.13)	11.14	1.38	4		.53		1.42
12/31/2017	11.10	.06	—	[8]	.06	(.04)	—	(.04)	11.12	.54	4		.53		.50
12/31/2016[12]	11.11	(.01)	—	[8]	(.01)	—	—	—	11.10	(.09)	4		.53		(.08)
12/31/2015	11.16	(.05)	—	[8]	(.05)	—	—	—	11.11	(.45)	6		.52		(.42)
12/31/2014	11.21	(.05)	—		(.05)	—	—	—	11.16	(.45)	8		.52		(.44)
Class 4:
12/31/2018	11.13	.12	.01		.13	(.11)	—	(.11)	11.15	1.14	18		.86		1.11
12/31/2017	11.12	.02	—	[8]	.02	(.01)	—	(.01)	11.13	.16	15		.85		.19
12/31/2016[12]	11.17	(.04)	(.01)		(.05)	—	—	—	11.12	(.45)	13		.85		(.40)
12/31/2015	11.25	(.08)	—	[8]	(.08)	—	—	—	11.17	(.71)	16		.85		(.74)
12/31/2014	11.30	(.09)	.04		(.05)	—	—	—	11.25	(.44)	7		.84		(.77)

204	American Funds Insurance Series

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

U.S. Government/AAA-Rated Securities Fund

Class 1:
12/31/2018	$12.08	$.24	$(.13)	$.11	$(.25)	$—	$(.25)	$11.94	.91%		$1,445		.36%		2.02%
12/31/2017	12.05	.21	.01	.22	(.19)	—	(.19)	12.08	1.83		1,558		.36		1.68
12/31/2016	12.31	.16	.03	.19	(.20)	(.25)	(.45)	12.05	1.44		1,467		.36		1.31
12/31/2015	12.40	.13	.09	.22	(.21)	(.10)	(.31)	12.31	1.93		1,426		.35		1.02
12/31/2014	11.94	.15	.48	.63	(.17)	—	(.17)	12.40	5.24		1,723		.35		1.24
Class 1A:
12/31/2018	12.08	.22	(.14)	.08	(.23)	—	(.23)	11.93	.70		1		.61		1.82
12/31/2017[3,4]	12.05	.18	.03	.21	(.18)	—	(.18)	12.08	1.73	[5]	—	[7]	.58	[6]	1.53	[6]
Class 2:
12/31/2018	11.96	.21	(.14)	.07	(.21)	—	(.21)	11.82	.73		1,323		.61		1.77
12/31/2017	11.93	.17	.02	.19	(.16)	—	(.16)	11.96	1.59		1,473		.61		1.43
12/31/2016	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19		1,503		.61		1.05
12/31/2015	12.29	.10	.09	.19	(.18)	(.10)	(.28)	12.20	1.59		1,579		.60		.79
12/31/2014	11.83	.12	.47	.59	(.13)	—	(.13)	12.29	5.01		1,717		.60		1.00
Class 3:
12/31/2018	12.11	.22	(.14)	.08	(.22)	—	(.22)	11.97	.71		9		.54		1.84
12/31/2017	12.07	.18	.03	.21	(.17)	—	(.17)	12.11	1.72		10		.54		1.50
12/31/2016	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24		11		.54		1.12
12/31/2015	12.43	.11	.09	.20	(.19)	(.10)	(.29)	12.34	1.64		11		.53		.85
12/31/2014	11.96	.13	.48	.61	(.14)	—	(.14)	12.43	5.11		13		.53		1.08
Class 4:
12/31/2018	11.98	.18	(.12)	.06	(.20)	—	(.20)	11.84	.50		91		.86		1.53
12/31/2017	11.96	.14	.01	.15	(.13)	—	(.13)	11.98	1.28		62		.86		1.18
12/31/2016	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99		57		.86		.82
12/31/2015	12.34	.07	.08	.15	(.17)	(.10)	(.27)	12.22	1.29		46		.85		.56
12/31/2014	11.93	.06	.51	.57	(.16)	—	(.16)	12.34	4.76		21		.85		.50

See end of tables for footnotes.

American Funds Insurance Series	205

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions							Ratio of expenses		Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[13]	Net assets, end of period (in millions)		to average net assets before waivers/ reimburse- ments		to average net assets after waivers/ reimburse- ments[13]		Net effective expense ratio[13,14]		Ratio of net income to average net assets[13]

Managed Risk Growth Fund

Class P1:
12/31/2018	$13.22	$.11	$(.04)	$.07	$(.10)	$(.89)	$(.99)	$12.30	(.04)%[11]	$3		.42%[11]		.37%[11]		.71%[11]		.82%[11]
12/31/2017	10.71	.08	2.70	2.78	(.07)	(.20)	(.27)	13.22	26.23 [11]	2		.42	[11]	.36	[11]	.70	[11]	.69	[11]
12/31/2016	11.49	.08	.20	.28	(.05)	(1.01)	(1.06)	10.71	2.89 [11]	1		.50	[11]	.34	[11]	.68	[11]	.79	[11]
12/31/2015	11.37	.09	.03	.12	—	—	—	11.49	1.06 [11]	—	[7]	.53	[11]	.29	[11]	.63	[11]	.80	[11]
12/31/2014	11.43	.31	(.06)	.25	(.12)	(.19)	(.31)	11.37	2.18 [11]	—	[7]	.50	[11]	.32	[11]	.65	[11]	2.71	[11]
Class P2:
12/31/2018	13.14	.06	(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340		.68		.63		.97		.46
12/31/2017	10.64	.04	2.70	2.74	(.04)	(.20)	(.24)	13.14	25.99	286		.69		.63		.97		.34
12/31/2016	11.43	.05	.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52	200		.79		.63		.97		.43
12/31/2015	11.35	.04	.04	.08	—	—	—	11.43	.71	146		.89		.66		1.00		.31
12/31/2014	11.43	.12	.08	.20	(.09)	(.19)	(.28)	11.35	1.77	79		.87		.69		1.02		1.01

Managed Risk International Fund

Class P1:
12/31/2018	$11.25	$.32	$(1.44)	$(1.12)	$(.26)	$(.05)	$(.31)	$9.82	(10.11)%[11]	$—	[7]	.33%[11]		.28%[11]		.77%[11]		3.02%[11]
12/31/2017	8.89	.11	2.47	2.58	(.10)	(.12)	(.22)	11.25	29.28 [11]	—	[7]	.28	[11]	.20	[11]	.69	[11]	1.13	[11]
12/31/2016	9.48	.10	(.35)	(.25)	(.12)	(.22)	(.34)	8.89	(2.59)[11]	—	[7]	.39	[11]	.23	[11]	.74	[11]	1.15	[11]
12/31/2015	10.10	.18	(.80)	(.62)	— [8]	—	— [8]	9.48	(6.12)[11]	—	[7]	.45	[11]	.21	[11]	.72	[11]	1.75	[11]
12/31/2014	10.82	.14	(.71)	(.57)	(.15)	—	(.15)	10.10	(5.31)[11]	—	[7]	.50	[11]	.25	[11]	.76	[11]	1.33	[11]
Class P2:
12/31/2018	11.15	.16	(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151		.69		.64		1.13		1.49
12/31/2017	8.83	.11	2.41	2.52	(.08)	(.12)	(.20)	11.15	28.69	148		.71		.63		1.12		1.03
12/31/2016	9.43	.09	(.38)	(.29)	(.09)	(.22)	(.31)	8.83	(3.05)	97		.79		.63		1.14		.97
12/31/2015	10.09	.13	(.79)	(.66)	— [8]	—	— [8]	9.43	(6.52)	83		.90		.66		1.17		1.30
12/31/2014	10.82	.16	(.77)	(.61)	(.12)	—	(.12)	10.09	(5.68)	46		.91		.67		1.18		1.51

Managed Risk Blue Chip Income and Growth Fund

Class P1:
12/31/2018	$13.04	$.40	$(1.27)	$(.87)	$(.45)	$(.44)	$(.89)	$11.28	(6.99)%[11]	$—	[7]	.33%[11]		.28%[11]		.67%[11]		3.21%[11]
12/31/2017	11.67	.19	1.59	1.78	(.22)	(.19)	(.41)	13.04	15.48 [11]	—	[7]	.30	[11]	.25	[11]	.64	[11]	1.59	[11]
12/31/2016	10.80	.20	1.25	1.45	(.21)	(.37)	(.58)	11.67	13.77 [11]	—	[7]	.43	[11]	.27	[11]	.67	[11]	1.83	[11]
12/31/2015	11.70	.19	(1.02)	(.83)	(.07)	—	(.07)	10.80	(7.07)[11]	—	[7]	.50	[11]	.27	[11]	.66	[11]	1.64	[11]
12/31/2014	11.05	.40	.55	.95	(.30)	—	(.30)	11.70	8.58 [11]	—	[7]	.50	[11]	.31	[11]	.70	[11]	3.43	[11]
Class P2:
12/31/2018	12.96	.19	(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336		.68		.63		1.02		1.49
12/31/2017	11.61	.17	1.55	1.72	(.18)	(.19)	(.37)	12.96	15.03	367		.68		.63		1.02		1.43
12/31/2016	10.76	.23	1.18	1.41	(.19)	(.37)	(.56)	11.61	13.39	291		.79		.63		1.03		2.04
12/31/2015	11.67	.18	(1.05)	(.87)	(.04)	—	(.04)	10.76	(7.43)	137		.89		.66		1.05		1.57
12/31/2014	11.05	.50	.40	.90	(.28)	—	(.28)	11.67	8.10	98		.88		.69		1.08		4.27

Managed Risk Growth-Income Fund

Class P1:
12/31/2018	$12.66	$(.02)	$(.15)	$(.17)	$(.19)	$(.57)	$(.76)	$11.73	(1.66)%[11]	$1,662		.40%[11]		.35%[11]		.64%[11]		(.20)%[11]
12/31/2017	11.07	.19	2.03	2.22	(.13)	(.50)	(.63)	12.66	20.64 [11]	2		.44	[11]	.37	[11]	.66	[11]	1.61	[11]
12/31/2016	11.25	.16	.52	.68	(.16)	(.70)	(.86)	11.07	6.49 [11]	1		.52	[11]	.36	[11]	.64	[11]	1.46	[11]
12/31/2015	11.67	.25	(.63)	(.38)	(.04)	—	(.04)	11.25	(3.27)[11]	1		.56	[11]	.31	[11]	.59	[11]	2.17	[11]
12/31/2014	11.50	.35	.21	.56	(.14)	(.25)	(.39)	11.67	4.85 [11]	—	[7]	.45	[11]	.25	[11]	.52	[11]	2.94	[11]
Class P2:
12/31/2018	12.58	.16	(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230		.69		.64		.93		1.25
12/31/2017	11.02	.13	2.05	2.18	(.12)	(.50)	(.62)	12.58	20.40	206		.70		.63		.92		1.08
12/31/2016	11.22	.12	.52	.64	(.14)	(.70)	(.84)	11.02	6.08	160		.79		.63		.91		1.13
12/31/2015	11.65	.12	(.54)	(.42)	(.01)	—	(.01)	11.22	(3.64)	122		.89		.66		.94		1.04
12/31/2014	11.50	.16	.35	.51	(.11)	(.25)	(.36)	11.65	4.42	76		.87		.69		.96		1.38

206	American Funds Insurance Series

		Income from investment operations[1]			Dividends and distributions						Ratio of expenses	Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[13]	Net assets, end of period (in millions)	to average net assets before waivers/ reimburse- ments	to average net assets after waivers/ reimburse- ments[13]	Net effective expense ratio[13,14]	Ratio of net income to average net assets[13]

Managed Risk Asset Allocation Fund

Class P1:
12/31/2018	$13.59	$.22	$(.80)	$(.58)	$(.25)	$(.53)	$(.78)	$12.23	(4.63)%	$2	.37%	.32%	.59%	1.67%
12/31/2017	12.02	.19	1.60	1.79	(.10)	(.12)	(.22)	13.59	15.06	1,656	.43	.38	.66	1.45
12/31/2016	11.72	.19	.67	.86	(.19)	(.37)	(.56)	12.02	7.57	1,217	.43	.38	.66	1.65
12/31/2015	12.29	.25	(.34)	(.09)	(.22)	(.26)	(.48)	11.72	(.83)	712	.54	.40	.68	2.06
12/31/2014	11.93	.13	.26	.39	(.03)	—	(.03)	12.29	3.24	277	.53	.48	.76	1.04
Class P2:
12/31/2018	13.55	.17	(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)	2,541	.62	.57	.84	1.27
12/31/2017	12.01	.15	1.61	1.76	(.10)	(.12)	(.22)	13.55	14.80	2,798	.68	.63	.91	1.13
12/31/2016	11.71	.14	.69	.83	(.16)	(.37)	(.53)	12.01	7.27	2,342	.68	.63	.91	1.20
12/31/2015	12.27	.14	(.26)	(.12)	(.18)	(.26)	(.44)	11.71	(1.07)	1,953	.79	.66	.94	1.16
12/31/2014	11.93	.16	.19	.35	(.01)	—	(.01)	12.27	2.91	1,780	.79	.73	1.01	1.33

See end of tables for footnotes.

American Funds Insurance Series	207

Portfolio turnover rate for all share classes	Year ended December 31
excluding mortgage dollar roll transactions[15]	2018	2017	2016	2015	2014
Capital Income Builder	42%	59%	41%	38%	24%
Asset Allocation Fund	34	39	43	28	42
Global Balanced Fund	30	28	43	36	40
Bond Fund	98	153	108	141	121
Global Bond Fund	78	74	70	88	134
Mortgage Fund	60	98	113	138	108
U.S. Government/AAA-Rated Securities Fund	76	120	273	352	88

Portfolio turnover rate for all share classes	Year ended December 31
including mortgage dollar roll transactions, if applicable[15]	2018	2017	2016	2015	2014
Global Growth Fund	25%	31%	27%	29%	22%
Global Small Capitalization Fund	43	33	40	36	28
Growth Fund	35	24	26	20	29
International Fund	29	29	31	37	18
New World Fund	58	56	32	39	36
Blue Chip Income and Growth Fund	49	34	30	26	37
Global Growth and Income Fund	49	41	57	37	28
Growth-Income Fund	39	27	27	25	25
International Growth and Income Fund	38	51	32	35	34
Capital Income Builder Fund	98	88	53	128	35 [5,10]
Asset Allocation Fund	86	85	83	76	88
Global Balanced Fund	51	41	65	76	73
Bond Fund	514	502	375	434	365
Global Bond Fund	125	105	154	159	200
High-Income Bond Fund	67	78	89	66	54
Mortgage Fund	811	680	713	1103	790
U.S. Government/AAA-Rated Securities Fund	446	551	539	901	387
Ultra-Short Bond Fund	— [16]	— [16]	— [12,16]	N/A	N/A
Managed Risk Growth Fund	7	25	15	16	22
Managed Risk International Fund	8	25	26	15	22
Managed Risk Blue Chip Income and Growth Fund	11	32	9	20	22
Managed Risk Growth-Income Fund	14	26	14	11	28
Managed Risk Asset Allocation Fund	12	1	3	3	3

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2014, reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.
[3]	Based on operations for a period that is less than a full year.
[4]	Class 1A shares began investment operations on January 6, 2017.
[5]	Not annualized.
[6]	Annualized.
[7]	Amount less than $1 million.
[8]	Amount less than $.01.
[9]	Amount less than .01%.
[10]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[11]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[12]	On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.
[13]	This column reflects the impact of certain waivers/reimbursements by CRMC. CRMC waived a portion of investment advisory services and reimbursed a portion of miscellaneous fees and expenses for the managed risk funds.
[14]	This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See expense example for further information regarding fees and expenses.
[15]	Refer to Note 5 for further information on mortgage dollar rolls.
[16]	Amount is either less than 1% or there is no turnover.

See notes to financial statements

208	American Funds Insurance Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, Ultra-Short Bond Fund, U.S. Government/AAA-Rated Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including summary investment portfolios of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund and investment portfolios of Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund, (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Los Angeles, California

February 12, 2019

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

American Funds Insurance Series	209

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2018, through December 31, 2018).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

210	American Funds Insurance Series

	Beginning account value 7/1/2018	Ending account value 12/31/2018	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$883.81	$2.66	.56%
Class 1 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 1A – actual return	1,000.00	882.71	3.84	.81
Class 1A – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 2 – actual return	1,000.00	882.86	3.84	.81
Class 2 – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 4 – actual return	1,000.00	881.92	5.03	1.06
Class 4 – assumed 5% return	1,000.00	1,019.86	5.40	1.06
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$857.65	$3.46	.74%
Class 1 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 1A – actual return	1,000.00	856.00	4.58	.98
Class 1A – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 2 – actual return	1,000.00	856.32	4.63	.99
Class 2 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 4 – actual return	1,000.00	854.97	5.80	1.24
Class 4 – assumed 5% return	1,000.00	1,018.95	6.31	1.24
Growth Fund
Class 1 – actual return	$1,000.00	$909.41	$1.64	.34%
Class 1 – assumed 5% return	1,000.00	1,023.49	1.73	.34
Class 1A – actual return	1,000.00	908.27	2.84	.59
Class 1A – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 2 – actual return	1,000.00	908.31	2.84	.59
Class 2 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 3 – actual return	1,000.00	908.54	2.50	.52
Class 3 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	907.21	4.04	.84
Class 4 – assumed 5% return	1,000.00	1,020.97	4.28	.84
International Fund
Class 1 – actual return	$1,000.00	$870.74	$2.50	.53%
Class 1 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 1A – actual return	1,000.00	870.06	3.68	.78
Class 1A – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 – actual return	1,000.00	870.02	3.68	.78
Class 2 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 3 – actual return	1,000.00	869.83	3.35	.71
Class 3 – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 4 – actual return	1,000.00	868.31	4.85	1.03
Class 4 – assumed 5% return	1,000.00	1,020.01	5.24	1.03
New World Fund
Class 1 – actual return	$1,000.00	$896.60	$3.73	.78%
Class 1 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 1A – actual return	1,000.00	895.48	4.92	1.03
Class 1A – assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class 2 – actual return	1,000.00	895.53	4.92	1.03
Class 2 – assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class 4 – actual return	1,000.00	894.44	6.11	1.28
Class 4 – assumed 5% return	1,000.00	1,018.75	6.51	1.28

See end of tables for footnotes.

American Funds Insurance Series	211

	Beginning account value 7/1/2018	Ending account value 12/31/2018	Expenses paid during period[1]	Annualized expense ratio
Blue Chip Income and Growth Fund
Class 1 – actual return	$1,000.00	$911.16	$1.98	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 1A – actual return	1,000.00	910.38	3.18	.66
Class 1A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 2 – actual return	1,000.00	910.78	3.18	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 – actual return	1,000.00	909.57	4.38	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Global Growth and Income Fund
Class 1 – actual return	$1,000.00	$913.67	$3.09	.64%
Class 1 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 1A – actual return	1,000.00	912.85	4.29	.89
Class 1A – assumed 5% return	1,000.00	1,020.72	4.53	.89
Class 2 – actual return	1,000.00	911.89	4.29	.89
Class 2 – assumed 5% return	1,000.00	1,020.72	4.53	.89
Class 4 – actual return	1,000.00	911.37	5.49	1.14
Class 4 – assumed 5% return	1,000.00	1,019.46	5.80	1.14
Growth-Income Fund
Class 1 – actual return	$1,000.00	$923.69	$1.36	.28%
Class 1 – assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 1A – actual return	1,000.00	922.58	2.57	.53
Class 1A – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 2 – actual return	1,000.00	922.65	2.57	.53
Class 2 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 3 – actual return	1,000.00	922.81	2.23	.46
Class 3 – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 4 – actual return	1,000.00	921.20	3.78	.78
Class 4 – assumed 5% return	1,000.00	1,021.27	3.97	.78
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$906.95	$3.17	.66%
Class 1 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 1A – actual return	1,000.00	905.76	4.37	.91
Class 1A – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 2 – actual return	1,000.00	905.61	4.37	.91
Class 2 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 4 – actual return	1,000.00	904.62	5.57	1.16
Class 4 – assumed 5% return	1,000.00	1,019.36	5.90	1.16
Capital Income Builder
Class 1 – actual return	$1,000.00	$952.39	$2.71	.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 1A – actual return	1,000.00	951.11	3.89	.79
Class 1A – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 2 – actual return	1,000.00	951.20	3.93	.80
Class 2 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 4 – actual return	1,000.00	949.90	5.11	1.04
Class 4 – assumed 5% return	1,000.00	1,019.96	5.30	1.04

212	American Funds Insurance Series

	Beginning account value 7/1/2018	Ending account value 12/31/2018	Expenses paid during period[1]	Annualized expense ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$945.68	$1.37	.28%
Class 1 – assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 1A – actual return	1,000.00	944.75	2.60	.53
Class 1A – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 2 – actual return	1,000.00	944.68	2.60	.53
Class 2 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 3 – actual return	1,000.00	944.92	2.26	.46
Class 3 – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 4 – actual return	1,000.00	943.52	3.82	.78
Class 4 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Global Balanced Fund
Class 1 – actual return	$1,000.00	$946.36	$3.58	.73%
Class 1 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 1A – actual return	1,000.00	944.87	4.80	.98
Class 1A – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 2 – actual return	1,000.00	945.15	4.80	.98
Class 2 – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 4 – actual return	1,000.00	943.60	6.03	1.23
Class 4 – assumed 5% return	1,000.00	1,019.00	6.26	1.23
Bond Fund
Class 1 – actual return	$1,000.00	$1,013.36	$1.98	.39%
Class 1 – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 1A – actual return	1,000.00	1,012.94	3.20	.63
Class 1A – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 2 – actual return	1,000.00	1,012.27	3.25	.64
Class 2 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 4 – actual return	1,000.00	1,010.76	4.51	.89
Class 4 – assumed 5% return	1,000.00	1,020.72	4.53	.89
Global Bond Fund
Class 1 – actual return	$1,000.00	$1,004.05	$2.93	.58%
Class 1 – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 1A – actual return	1,000.00	1,002.59	4.14	.82
Class 1A – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 2 – actual return	1,000.00	1,002.66	4.19	.83
Class 2 – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 4 – actual return	1,000.00	1,001.01	5.45	1.08
Class 4 – assumed 5% return	1,000.00	1,019.76	5.50	1.08

See end of tables for footnotes.

American Funds Insurance Series	213

	Beginning account value 7/1/2018	Ending account value 12/31/2018	Expenses paid during period[1]	Annualized expense ratio
High-Income Bond Fund
Class 1 – actual return	$1,000.00	$973.84	$2.54	.51%
Class 1 – assumed 5% return	1,000.00	1,022.63	2.60	.51
Class 1A – actual return	1,000.00	972.85	3.73	.75
Class 1A – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 2 – actual return	1,000.00	973.23	3.78	.76
Class 2 – assumed 5% return	1,000.00	1,021.37	3.87	.76
Class 3 – actual return	1,000.00	973.26	3.43	.69
Class 3 – assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 4 – actual return	1,000.00	970.96	5.02	1.01
Class 4 – assumed 5% return	1,000.00	1,020.11	5.14	1.01
Mortgage Fund
Class 1 – actual return	$1,000.00	$1,018.13	$2.54	.50%
Class 1 – assumed 5% return	1,000.00	1,022.68	2.55	.50
Class 1A – actual return	1,000.00	1,016.98	3.81	.75
Class 1A – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 2 – actual return	1,000.00	1,015.95	3.81	.75
Class 2 – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 4 – actual return	1,000.00	1,014.64	5.13	1.01
Class 4 – assumed 5% return	1,000.00	1,020.11	5.14	1.01
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,009.21	$1.92	.38%
Class 1 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 1A – actual return	1,000.00	1,009.23	1.87	.37
Class 1A – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class 2 – actual return	1,000.00	1,008.25	3.14	.62
Class 2 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class 3 – actual return	1,000.00	1,007.42	2.78	.55
Class 3 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 4 – actual return	1,000.00	1,006.62	4.40	.87
Class 4 – assumed 5% return	1,000.00	1,020.82	4.43	.87
U.S. Government/AAA-Rated Securities Fund
Class 1 – actual return	$1,000.00	$1,020.09	$1.83	.36%
Class 1 – assumed 5% return	1,000.00	1,023.39	1.84	.36
Class 1A – actual return	1,000.00	1,019.74	3.11	.61
Class 1A – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 2 – actual return	1,000.00	1,019.76	3.11	.61
Class 2 – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 3 – actual return	1,000.00	1,019.28	2.75	.54
Class 3 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 4 – actual return	1,000.00	1,018.62	4.38	.86
Class 4 – assumed 5% return	1,000.00	1,020.87	4.38	.86

214	American Funds Insurance Series

	Beginning account value 7/1/2018	Ending account value 12/31/2018	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$948.34	$1.92	.39%	$3.49	.71%
Class P1 – assumed 5% return	1,000.00	1,023.24	1.99	.39	3.62	.71
Class P2 – actual return	1,000.00	946.51	3.19	.65	4.76	.97
Class P2 – assumed 5% return	1,000.00	1,021.93	3.31	.65	4.94	.97
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$903.38	$1.54	.32%	$3.69	.77%
Class P1 – assumed 5% return	1,000.00	1,023.59	1.63	.32	3.92	.77
Class P2 – actual return	1,000.00	901.89	3.16	.66	5.42	1.13
Class P2 – assumed 5% return	1,000.00	1,021.88	3.36	.66	5.75	1.13
Managed Risk Blue Chip Income and Growth Fund
Class P1 – actual return	$1,000.00	$947.22	$1.52	.31%	$3.29	.67%
Class P1 – assumed 5% return	1,000.00	1,023.64	1.58	.31	3.41	.67
Class P2 – actual return	1,000.00	945.53	3.14	.64	5.00	1.02
Class P2 – assumed 5% return	1,000.00	1,021.98	3.26	.64	5.19	1.02
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$950.38	$1.72	.35%	$3.15	.64%
Class P1 – assumed 5% return	1,000.00	1,023.44	1.79	.35	3.26	.64
Class P2 – actual return	1,000.00	948.19	3.19	.65	4.57	.93
Class P2 – assumed 5% return	1,000.00	1,021.93	3.31	.65	4.74	.93
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$955.05	$1.38	.28%	$2.91	.59%
Class P1 – assumed 5% return	1,000.00	1,023.79	1.43	.28	3.01	.59
Class P2 – actual return	1,000.00	953.49	2.66	.54	4.14	.84
Class P2 – assumed 5% return	1,000.00	1,022.48	2.75	.54	4.28	.84

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series	215

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216	American Funds Insurance Series

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2009	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	91	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	78	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	78	None
R. Clark Hooper, 1946	2010	Private investor	81	None
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	80	Mastercard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2010	Chair, California Jump$tart Coalition for Personal Financial Literacy; Part-time faculty, Pomona College; former Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	78	None
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2010	President, The University of North Carolina; former President, George W. Bush Foundation	82	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	77	None

Leonard R. Fuller and Frank M. Sanchez retired from the board on December 31, 2018. The trustees thank Mr. Fuller and Mr. Sanchez for their dedication and service to the fund.

Interested trustee4,5

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President	1998	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital Research and Management Company	31	None
Michael C. Gitlin, 1970	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	77	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Insurance Series	217

Board of trustees and other officers (continued)

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Maria Manotok Pathria, 1974 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Guardian Trust Company[6]
John H. Smet, 1956 Senior Vice President	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Martin Jacobs, 1962 Vice President	2016	Partner — Capital World Investors, Capital Research and Management Company
Carl M. Kawaja, 1964 Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Sung Lee, 1966 Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[6]
S. Keiko McKibben, 1969 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Renaud H. Samyn, 1974 Vice President	2010	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Dylan Yolles, 1969 Vice President	2012	Partner — Capital International Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Martin Jacobs, S. Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

218	American Funds Insurance Series

Results of special meeting of shareholders

Held November 28, 2018

Shares outstanding (all classes) on August 31, 2018 (record date)

6,347,216,058

Total shares voting on November 28, 2018

4,343,768,464 (68.4% of shares outstanding)

The proposal: to elect board members:

	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld
William H. Baribault	4,208,852,644	96.9%	134,915,821	3.1%
James G. Ellis	4,216,149,993	97.1	127,618,471	2.9
Nariman Farvardin	4,218,959,298	97.1	124,809,166	2.9
Michael C. Gitlin	4,222,232,502	97.2	121,535,962	2.8
Mary Davis Holt	4,224,279,601	97.2	119,488,863	2.8
R. Clark Hooper	4,216,559,229	97.1	127,209,235	2.9
Merit E. Janow	4,220,194,031	97.2	123,574,433	2.8
Laurel B. Mitchell	4,224,436,631	97.3	119,331,833	2.7
Donald D. O’Neal	4,220,647,956	97.2	123,120,508	2.8
Margaret Spellings	4,219,675,934	97.1	124,092,530	2.9
Alexandra Trower	4,225,223,365	97.3	118,545,099	2.7

American Funds Insurance Series	219

Offices of the series and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment subadviser

Milliman Financial Risk Management LLC

(Managed Risk Funds only)

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

Custodians of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Bank of New York Mellon

(Managed Risk Funds only)

One Wall Street

New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

220	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete December 31, 2018, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2019, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying fund in certain market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2019 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record for American Funds Insurance Series®.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
American Funds Insurance Series equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 100% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 65% of 10-year periods and 81% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2018, as supplemented January 1, 2019.
[2]	Based on Class 1 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Balanced Portfolio Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), High Yield Funds Index (High-Income Bond Fund) and General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund.
[3]	Based on management fees for the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

American Funds Insurance Series® Portfolio SeriesSM Annual report for the year ended December 31, 2018

Portfolios that invest
in global companies
for the long term.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may not receive paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive paper copies of all future reports free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company. Your election to receive paper reports will apply to all investment options available under your contract.

American Funds Insurance Series — Portfolio Series, from Capital Group, serves as an underlying investment vehicle for variable annuities and insurance products. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

American Funds Global Growth PortfolioSM seeks to provide long-term growth of capital.

American Funds Growth and Income PortfolioSM seeks to provide long-term growth of capital while providing current income.

American Funds Managed Risk Growth PortfolioSM seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

American Funds Managed Risk Growth and Income PortfolioSM seeks to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection.

American Funds Managed Risk Global Allocation PortfolioSM seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2018. Also shown are the estimated gross and net expense ratios as of the series prospectus dated May 1, 2019 (unaudited):

	1 year	Lifetime (since 5/1/15)	Gross expense ratio	Net expense ratio

American Funds Global Growth Portfolio, Class 4	–9.77%	3.65%	1.21%	1.18%
American Funds Growth and Income Portfolio, Class 4	–3.51	3.62	0.97	0.97
American Funds Managed Risk Growth Portfolio, Class P2	–3.98	3.06	1.06	1.01
American Funds Managed Risk Growth and Income Portfolio, Class P2	–4.72	2.33	1.12	1.07
American Funds Managed Risk Global Allocation Portfolio, Class P2	–6.90	1.21	1.25	1.20

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets for the three managed risk portfolios. In addition, the investment adviser is currently reimbursing a portion of the other expenses for American Funds Global Growth Portfolio. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2020, unless modified or terminated by the series board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the series board. Please see the fund’s most recent prospectus for details.

Investment allocations may not achieve fund objectives. There are expenses associated with the underlying funds in addition to fund of funds expenses. The funds’ risks are directly related to the risks of the underlying funds. Underlying fund allocations are as of December 31, 2018. Allocation percentages and underlying funds are subject to the Portfolio Oversight Committee’s discretion and will evolve over time. Underlying funds may be added or removed during the year. Investing outside the United States involves risks such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the funds’ prospectuses. These risks may be heightened in connection with investments in developing countries. Small-company stocks entail additional risks, and they can fluctuate in price more than larger company stocks. The return of principal for bond funds and funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

Investment portfolios

7	American Funds Global Growth Portfolio

8	American Funds Growth and Income Portfolio

10	American Funds Managed Risk Growth Portfolio

12	American Funds Managed Risk Growth and Income Portfolio

14	American Funds Managed Risk Global Allocation Portfolio

16	Financial statements

41	Board of trustees and other officers

Fellow investors:

We are pleased to present this annual report for American Funds Insurance Series (AFIS) — Portfolio Series, a suite of funds that offers variable annuity investors objective-based portfolios to help meet retirement goals. The series was created by the American Funds Portfolio Oversight Committee, a group of seasoned investment professionals with varied backgrounds, diverse investment approaches and decades of experience. In creating the series, the Committee carefully chose a mix of individual American Funds Insurance Series funds, employing an objective-based process and rigorous analysis. The Committee regularly monitors each fund in the series.

Global equity markets declined on an annual basis for the first time since 2015, pressured by rising interest rates and a slowing global economy. Tighter U.S. monetary policy and a brewing trade war involving the U.S., China and Europe reverberated around the world, halting one of the longest-running bull markets in history.

U.S. equities struggled late in the year as trade-related conflicts, decelerating global growth and high valuations fueled volatility. While growth-oriented stocks on the whole proved stronger than defensive stocks, many companies experienced wild swings throughout the year. Energy and materials companies were further pressured by falling commodity prices. In a turbulent year, a fourth-quarter rally helped bonds outperform other asset classes. Meanwhile, the Federal Reserve continued on its path to reducing the size of its balance sheet, raising rates by a quarter percentage point four times over the calendar year. While not unexpected, December’s hike, which brought the rate to a range of 2.25% to 2.50%, provoked unease among investors.

For the fiscal year, Standard & Poor’s 500 Composite Index1, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, declined 4.38%. Bloomberg Barclays U.S. Aggregate Index2, which measures investment-grade U.S. bonds (rated BBB/Baa and above)3, returned 0.01%, while the Bloomberg Barclays Global Aggregate Index2, a measure of global investment-grade bonds (rated BBB/Baa and above)3, slipped 1.20%.

See page 2 for footnotes.

American Funds Insurance Series – Portfolio Series	1

American Funds Global Growth Portfolio tumbled 9.77%. By comparison, the MSCI ACWI (All Country World Index)4, a free float-adjusted, market capitalization-weighted index designed to measure the results of more than 40 developed and emerging equity markets, declined 9.42%. The Morningstar U.S. Insurance World Large Stock Category Average,5 a peer fund comparison for the insurance industry that includes portfolios which invest the majority of their assets in the U.S., Europe and Japan and typically have 20%–60% of assets in the U.S., fell 9.88%.

American Funds Growth and Income Portfolio lost 3.51%. The 70%/30% Blended Index6 trailed 2.82%. The Morningstar U.S. Insurance 50%/70% Equity Allocation Category Average,5 a peer fund comparison for the insurance industry that includes funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds and cash, declined by 5.30%.

American Funds Managed Risk Growth Portfolio dropped 3.98%. In comparison, Standard & Poor’s 500 Managed Risk Index — Moderate7 fell 2.13%.

American Funds Managed Risk Growth and Income Portfolio slid 4.72%. Standard & Poor’s 500 Managed Risk Index — Moderate7 declined 2.13%.

American Funds Managed Risk Global Allocation Portfolio finished down 6.90%. Standard & Poor’s Global LargeMidCap Managed Risk Index — Moderate7 fell 6.16%.

Historically, stock markets have experienced periods of volatility. It is important to note that the managed risk portfolios employ a risk-management overlay. As such, they may lag in a strong market environment, but have been designed to buffer the effects of volatility and provide a measure of downside protection, particularly in instances of infrequent large drawdowns, which can be very beneficial to certain investors.

Thank you for your interest in AFIS — Portfolio Series. We look forward to reporting to you again in six months’ time.

Sincerely,

Donald D. O’Neal
Co-President

Alan N. Berro
Co-President

February 14, 2019

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	S&P 500 source: S&P Dow Jones Indices LLC.
[2]	Bloomberg Barclays source: Bloomberg Index Services Ltd.
[3]	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest) are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness.
[4]	MSCI index results reflect dividends net of withholding taxes. Source: MSCI.
[5]	Source: Morningstar, Inc. © 2019 All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; (3) does not constitute investment advice offered by Morningstar; and (4) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from this information. Past performance is no guarantee of future results.
[6]	The 70%/30% Blended Index weights the total returns of the S&P 500 and Bloomberg Barclays U.S. Aggregate indexes at the corresponding percentages.
[7]	Source: S&P Dow Jones Indices LLC. The Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indices are generated and published under agreements between Standard and Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

2	American Funds Insurance Series – Portfolio Series

The value of a $10,000 investment

(for the year ended December 31, 2018, with all distributions reinvested)

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Portfolio

Average annual total returns4 based on a $1,000 investment

(for the periods ended December 31, 2018)

	1 year	Lifetime (since 5/1/15)

Class 4 shares	–9.77%	3.65%

Growth and Income Portfolio

Average annual total returns4 based on a $1,000 investment

(for the periods ended December 31, 2018)

	1 year	Lifetime (since 5/1/15)

Class 4 shares	–3.51%	3.62%

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

See page 4 for footnotes.

American Funds Insurance Series – Portfolio Series	3

Managed Risk Growth Portfolio

Average annual total returns4 based on a $1,000 investment

(for the periods ended December 31, 2018)

	1 year	Lifetime (since 5/1/15)

Class P2 shares	–3.98%	3.06%

Managed Risk Growth and Income Portfolio

Average annual total returns4 based on a $1,000 investment

(for the periods ended December 31, 2018)

	1 year	Lifetime (since 5/1/15)

Class P2 shares	–4.72%	2.33%

Managed Risk Global Allocation Portfolio

Average annual total returns4 based on a $1,000 investment

(for the periods ended December 31, 2018)

	1 year	Lifetime (since 5/1/15)

Class P2 shares	–6.90%	1.21%

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Results reflect dividends net of withholding taxes. Source: MSCI.
[2]	Source: S&P Dow Jones Indices.
[3]	Source: Bloomberg Index Services.
[4]	Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets for the three managed risk portfolios. In addition, the investment adviser is currently reimbursing a portion of the other expenses for American Funds Global Growth Portfolio. Investment results shown reflect the waiver and reimbursement, without which the results would have been lower. This waiver and reimbursement will be in effect through at least May 1, 2020, unless modified or terminated by the series board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the series board. Please see the fund’s most recent prospectus for details.
[5]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

4	American Funds Insurance Series – Portfolio Series

American Funds Global Growth Portfolio

Underlying allocations as of 12/31/18:
30.0%	Global Growth Fund
20.0%	New World Fund®
10.0%	Growth Fund
10.0%	Global Small Capitalization Fund
30.0%	Global Growth and Income Fund

The fund’s investment objective is to provide long-term growth of capital. The fund will attempt to achieve its investment objective by investing in a mix of American Funds Insurance Series funds (AFIS) in different combinations and weightings. The underlying AFIS funds will primarily consist of growth funds. The fund may also invest in growth-and-income funds. Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks.

For the 12 months ended December 31, 2018, the fund’s shares fell 9.77%.

American Funds Growth and Income Portfolio

Underlying allocations as of 12/31/18:
14.8%	Growth Fund
19.8%	Growth-Income Fund
9.8%	Global Growth and Income Fund
24.8%	Capital Income Builder®
20.4%	Bond Fund
10.4%	Global Bond Fund

The fund’s investment objective is to provide long-term growth of capital while providing current income. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed income funds.

For the 12 months ended December 31, 2018, the fund’s shares fell 3.51%.

American Funds Managed Risk Growth Portfolio

Underlying allocations as of 12/31/18:
25.4%	Growth Fund
10.0%	Global Small Capitalization Fund
10.0%	International Fund
20.1%	Growth-Income Fund
10.0%	Blue Chip Income and Growth Fund
20.5%	Bond Fund
4.0%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide long-term growth of capital while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds will primarily consist of growth funds. The fund may also invest in growth-and-income and fixed income funds.

For the 12 months ended December 31, 2018, the fund’s shares fell 3.98%.

See page 6 for footnotes.

American Funds Insurance Series – Portfolio Series	5

American Funds Managed Risk Growth and Income Portfolio

Underlying allocations as of 12/31/18:
15.3%	Growth Fund
20.2%	Growth-Income Fund
20.1%	Global Growth and Income Fund
24.9%	Capital Income Builder®
7.7%	Global Bond Fund
7.7%	Bond Fund
4.1%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed income funds.

For the 12 months ended December 31, 2018, the fund’s shares fell 4.72%.

American Funds Managed Risk Global Allocation Portfolio

Underlying allocations as of 12/31/18:
15.0%	Global Growth Fund
9.9%	International Fund
19.9%	Global Growth and Income Fund
9.9%	Asset Allocation Fund
25.0%	Global Balanced Fund
15.4%	Global Bond Fund
4.9%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds may include growth, growth-and-income, equity-income, balanced, asset allocation and fixed income funds.

For the 12 months ended December 31, 2018, the fund’s shares fell 6.90%.

The Portfolio Series funds are actively monitored; allocations and funds may change.

*	Cash and equivalents include short-term securities, accrued income, futures contracts and other assets less liabilities.
†	The managed risk strategy is operated by Milliman Financial Risk Management LLC. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying funds in certain rising market conditions.

6	American Funds Insurance Series – Portfolio Series

American Funds Global Growth Portfolio

Investment portfolio December 31, 2018

Growth funds 70.08%	Shares	Value (000)
American Funds Insurance Series - Global Growth Fund, Class 1	414,266	$10,663
American Funds Insurance Series - New World Fund, Class 1	338,771	7,107
American Funds Insurance Series - Growth Fund, Class 1	51,065	3,573
American Funds Insurance Series - Global Small Capitalization Fund, Class 1	163,807	3,563

Total growth funds (cost: $26,459,000)		24,906

Growth-and-income funds 30.00%
American Funds Insurance Series - Global Growth and Income Fund, Class 1	819,083	10,664

Total growth-and-income funds (cost: $11,660,000)		10,664
Total investment securities 100.08% (cost: $38,119,000)		35,570
Other assets less liabilities (0.08)%		(30)

Net assets 100.00%		$35,540

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2018 (000)
Growth funds 70.08%
American Funds Insurance Series - Global Growth Fund, Class 1	293,679	160,059	39,472	414,266	$(21)	$(1,880)	$109	$10,663
American Funds Insurance Series - New World Fund, Class 1	236,744	137,182	35,155	338,771	(35)	(1,371)	86	7,107
American Funds Insurance Series - Growth Fund, Class 1	38,188	20,627	7,750	51,065	(2)	(387)	26	3,573
American Funds Insurance Series - Global Small Capitalization Fund, Class 1	117,487	62,153	15,833	163,807	(5)	(572)	13	3,563
								24,906
Growth-and-income funds 30.00%
American Funds Insurance Series - Global Growth and Income Fund, Class 1	567,886	324,888	73,691	819,083	(24)	(2,128)	218	10,664
Total 100.08%					$(87)	$(6,338)	$452	$35,570

See notes to financial statements

American Funds Insurance Series – Portfolio Series	7

American Funds Growth and Income Portfolio

Investment portfolio December 31, 2018

Growth funds 14.86%	Shares	Value (000)
American Funds Insurance Series - Growth Fund, Class 1	357,569	$25,015

Total growth funds (cost: $25,587,000)		25,015

Growth-and-income funds 29.63%
American Funds Insurance Series - Growth-Income Fund, Class 1	735,529	33,386
American Funds Insurance Series - Global Growth and Income Fund, Class 1	1,267,630	16,504

Total growth-and-income funds (cost: $52,324,000)		49,890

Equity-income and Balanced funds 24.81%
American Funds Insurance - Capital Income Builder, Series 1	4,458,865	41,780

Total equity-income and balanced funds (cost: $44,004,000)		41,780

Fixed income funds 30.78%
American Funds Insurance Series - Bond Fund, Class 1	3,282,224	34,365
American Funds Insurance Series - Global Bond Fund, Class 1	1,528,939	17,461

Total fixed income funds (cost: $53,517,000)		51,826
Total investment securities 100.08% (cost: $175,432,000)		168,511
Other assets less liabilities (0.08)%		(140)

Net assets 100.00%		$168,371

8	American Funds Insurance Series – Portfolio Series

American Funds Growth and Income Portfolio

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2018 (000)
Growth funds 14.86%
American Funds Insurance Series - Growth Fund, Class 1	258,406	121,962	22,799	357,569	$(1)	$(2,719)	$178	$25,015

Growth-and-income funds 29.63%
American Funds Insurance Series - Growth-Income Fund, Class 1	534,210	224,154	22,835	735,529	(1)	(3,484)	568	33,386
American Funds Insurance Series - Global Growth and Income Fund, Class 1	848,766	434,856	15,992	1,267,630	(4)	(3,191)	333	16,504
								49,890

Equity-income and Balanced funds 24.81%
American Funds Insurance Series - Capital Income Builder, Class 1	3,226,866	1,353,824	121,825	4,458,865	(17)	(4,234)	1,284	41,780

Fixed income funds 30.78%
American Funds Insurance Series - Bond Fund, Class 1	2,482,578	1,093,074	293,428	3,282,224	(65)	(925)	910	34,365
American Funds Insurance Series - Global Bond Fund, Class 1	1,132,056	449,618	52,735	1,528,939	(4)	(641)	415	17,461
								51,826
Total 100.08%					$(92)	$(15,194)	$3,688	$168,511

See notes to financial statements

American Funds Insurance Series – Portfolio Series	9

American Funds Managed Risk Growth Portfolio

Investment portfolio December 31, 2018

Growth funds 45.36%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	3,900,112	$272,852
American Funds Insurance Series – Global Small Capitalization Fund, Class 1	4,924,077	107,099
American Funds Insurance Series – International Fund, Class 1	6,058,851	106,999

Total growth funds (cost: $502,555,000)		486,950

Growth-and-income funds 30.12%
American Funds Insurance Series – Growth-Income Fund, Class 1	4,765,212	216,293
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	8,642,917	106,999

Total growth-and-income funds (cost: $337,840,000)		323,292

Fixed income funds 20.54%
American Funds Insurance Series – Bond Fund, Class 1	21,057,734	220,474

Total fixed income funds (cost: $228,767,000)		220,474

Short-term securities 2.00%
Government Cash Management Fund	21,441,623	21,442

Total short-term securities (cost: $21,442,000)		21,442
Total investment securities 98.02% (cost: $1,090,604,000)		1,052,158
Other assets less liabilities 1.98%		21,283

Net assets 100.00%		$1,073,441

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 12/31/2018[2] (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
5 Year U.S. Treasury Note Futures	Long	4,031	March 2019	$403,100	$462,305	$5,160
FTSE 100 Index Contracts	Short	160	March 2019	£(2)	(13,580)	94
S&P Mid 400 E-mini Index Contracts	Short	46	March 2019	$(4)	(7,646)	259
Euro Stoxx 50 Index Contracts	Short	867	March 2019	€(9)	(29,543)	483
Russell 2000 Mini Index Contracts	Short	588	March 2019	$(29)	(39,660)	1,537
Mini MSCI Emerging Market Index Contracts	Short	921	March 2019	(46)	(44,521)	260
Nikkei 225 Index Contracts	Short	65	March 2019	¥(65)	(11,861)	418
S&P 500 E-mini Index Contracts	Short	1,873	March 2019	$(94)	(234,612)	6,174
British Pound Currency Contracts	Short	176	March 2019	(11,000)	(14,069)	(95)
Euro Currency Contracts	Short	219	March 2019	(27,375)	(31,543)	(131)
Japanese Yen Currency Contracts	Short	104	March 2019	(1,300,000)	(11,922)	(254)
						$13,905

10	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Growth Portfolio

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2018 (000)
Growth funds 45.36%
American Funds Insurance Series – Growth Fund, Class 1	2,900,062	1,177,804	177,754	3,900,112	$1,962	$(30,226)	$1,903	$272,852
American Funds Insurance Series – Global Small Capitalization Fund, Class 1	3,558,907	1,474,772	109,602	4,924,077	(283)	(16,518)	377	107,099
American Funds Insurance Series – International Fund, Class 1	4,185,102	1,955,746	81,997	6,058,851	(51)	(21,997)	2,241	106,999
								486,950

Growth-and-income funds 30.12%
American Funds Insurance Series – Growth-Income Fund, Class 1	3,605,094	1,242,240	82,122	4,765,212	337	(22,149)	3,645	216,293
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	6,018,449	2,743,633	119,165	8,642,917	97	(19,410)	2,365	106,999
								323,292
Fixed income funds 20.54%
American Funds Insurance Series – Bond Fund, Class 1	16,821,550	5,901,955	1,665,771	21,057,734	(596)	(6,014)	5,856	220,474
Total 96.02%					$1,466	$(116,314)	$16,387	$1,030,716

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

Key to symbols

£ = British pounds

€ = Euros

¥ = Japanese yen

See notes to financial statements

American Funds Insurance Series – Portfolio Series	11

American Funds Managed Risk Growth and Income Portfolio

Investment portfolio December 31, 2018

Growth funds 15.25%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	2,122,993	$148,524

Total growth funds (cost: $149,133,000)		148,524

Growth-and-income funds 40.26%
American Funds Insurance Series – Growth-Income Fund, Class 1	4,331,416	196,603
American Funds Insurance Series – Global Growth and Income Fund, Class 1	15,008,970	195,417

Total growth-and-income funds (cost: $405,216,000)		392,020

Equity-income and Balanced funds 24.95%
American Funds Insurance Series – Capital Income Builder Fund, Class 1	25,927,865	242,944

Total equity-income and balanced funds (cost: $254,889,000)		242,944

Fixed income funds 15.40%
American Funds Insurance Series – Global Bond Fund, Class 1	6,567,342	74,999
American Funds Insurance Series – Bond Fund, Class 1	7,154,050	74,903

Total fixed income funds (cost: $154,697,000)		149,902

Short-term securities 2.22%
Government Cash Management Fund	21,638,056	21,638

Total short-term securities (cost: $21,638,000)		21,638
Total investment securities 98.08% (cost: $985,573,000)		955,028
Other assets less liabilities 1.92%		18,708

Net assets 100.00%		$973,736

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 12/31/2018[2] (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
5 Year U.S. Treasury Note Futures	Long	3,394	March 2019	$339,400	$389,249	$4,359
S&P Mid 400 E-mini Index Contracts	Short	14	March 2019	(1)	(2,327)	84
FTSE 100 Index Contracts	Short	264	March 2019	£(3)	(22,407)	127
Euro Stoxx 50 Index Contracts	Short	1,197	March 2019	€(12)	(40,787)	737
Russell 2000 Mini Index Contracts	Short	259	March 2019	$(13)	(17,469)	721
Mini MSCI Emerging Market Index Contracts	Short	749	March 2019	(37)	(36,207)	225
Nikkei 225 Index Contracts	Short	59	March 2019	¥(59)	(10,766)	385
S&P 500 E-mini Index Contracts	Short	1,493	March 2019	$(75)	(187,013)	5,113
British Pound Currency Contracts	Short	287	March 2019	(17,938)	(22,942)	(144)
Euro Currency Contracts	Short	296	March 2019	(37,000)	(42,633)	(172)
Japanese Yen Currency Contracts	Short	95	March 2019	(1,187,500)	(10,891)	(234)
						$11,201

12	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Growth and Income Portfolio

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2018 (000)
Growth funds 15.25%
American Funds Insurance Series – Growth Fund, Class 1	1,639,050	589,182	105,239	2,122,993	$1,553	$(16,596)	$1,036	$148,524

Growth-and-income funds 40.26%
American Funds Insurance Series – Growth-Income Fund, Class 1	3,387,876	1,026,243	82,703	4,331,416	309	(19,804)	3,302	196,603
American Funds Insurance Series – Global Growth and Income Fund, Class 1	10,798,048	4,595,700	384,778	15,008,970	580	(37,720)	3,859	195,417
								392,020

Equity-income and Balanced funds 24.95%
American Funds Insurance Series – Capital Income Builder, Class 1	20,529,514	6,444,664	1,046,313	25,927,865	(53)	(25,284)	7,682	242,944

Fixed income funds 15.40%
American Funds Insurance Series – Global Bond Fund, Class 1	5,404,346	1,631,534	468,538	6,567,342	248	(3,140)	1,804	74,999
American Funds Insurance Series – Bond Fund, Class 1	5,924,284	1,802,379	572,613	7,154,050	(156)	(2,137)	1,986	74,903
								149,902
Total 95.86%					$2,481	$(104,681)	$19,669	$933,390

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

Key to symbols

£ = British pounds

€ = Euros

¥ = Japanese yen

See notes to financial statements

American Funds Insurance Series – Portfolio Series	13

American Funds Managed Risk Global Allocation Portfolio

Investment portfolio December 31, 2018

Growth funds 24.86%	Shares	Value (000)
American Funds Insurance Series – Global Growth Fund, Class 1	1,885,673	$48,537
American Funds Insurance Series – International Fund, Class 1	1,821,293	32,164

Total growth funds (cost: $87,398,000)		80,701

Growth-and-income funds 19.94%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	4,971,241	64,726

Total growth-and-income funds (cost: $70,298,000)		64,726

Asset allocation funds 9.87%
American Funds Insurance Series – Asset Allocation Fund, Class 1	1,504,731	32,036

Total asset allocation funds (cost: $33,677,000)		32,036

Equity-income and Balanced funds 24.99%
American Funds Insurance Series – Global Balanced Fund, Class 1	6,949,481	81,100

Total equity-income and balanced funds (cost: $83,136,000)		81,100

Fixed income funds 15.42%
American Funds Insurance Series – Global Bond Fund, Class 1	4,381,941	50,042

Total fixed income funds (cost: $51,485,000)		50,042

Short-term securities 3.36%
Government Cash Management Fund	10,901,405	10,901

Total short-term securities (cost: $10,901,000)		10,901
Total investment securities 98.44% (cost: $336,895,000)		319,506
Other assets less liabilities 1.56%		5,075

Net assets 100.00%		$324,581

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 12/31/2018[2] (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
5 Year U.S. Treasury Note Futures	Long	903	March 2019	$90,300	$103,563	$1,057
FTSE 100 Index Contracts	Short	75	March 2019	£(1)	(6,366)	49
Russell 2000 Mini Index Contracts	Short	56	March 2019	$(3)	(3,777)	145
Euro Stoxx 50 Index Contracts	Short	469	March 2019	€(4)	(15,981)	290
S&P 500 E-mini Index Contracts	Short	240	March 2019	$(12)	(30,062)	893
Mini MSCI Emerging Market Index Contracts	Short	345	March 2019	(17)	(16,677)	109
Nikkei 225 Index Contracts	Short	34	March 2019	¥(34)	(6,204)	222
British Pound Currency Contracts	Short	78	March 2019	$(4,875)	(6,235)	(40)
Euro Currency Contracts	Short	115	March 2019	(14,375)	(16,564)	(65)
Japanese Yen Currency Contracts	Short	54	March 2019	(675,000)	(6,191)	(139)
						$2,521

14	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Global Allocation Portfolio

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)		Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2018 (000)
Growth funds 24.86%
American Funds Insurance Series – Global Growth Fund, Class 1	1,234,700	718,655	67,682	1,885,673	$276		$(8,854)	$491	$48,537
American Funds Insurance Series – International Fund, Class 1	1,154,138	679,608	12,453	1,821,293	—	[3]	(6,848)	688	32,164
									80,701

Growth-and-income funds 19.94%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	3,182,280	1,879,368	90,407	4,971,241	155		(12,967)	1,312	64,726

Asset allocation funds 9.87%
American Funds Insurance Series – Asset Allocation Fund, Class 1	1,055,652	468,432	19,353	1,504,731	48		(3,635)	638	32,036

Equity-income and Balanced funds 24.99%
American Funds Insurance Series – Global Balanced Fund, Class 1	4,918,785	2,096,479	65,783	6,949,481	97		(7,779)	1,334	81,100

Fixed income funds 15.42%
American Funds Insurance Series – Global Bond Fund, Class 1	3,175,896	1,604,059	398,014	4,381,941	44		(2,041)	1,202	50,042
Total 95.08%					$620		$(42,124)	$5,665	$308,605

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.
[3]	Amount less than one thousand.

Key to symbols

£ = British pounds

€ = Euros

¥ = Japanese yen

See notes to financial statements

American Funds Insurance Series – Portfolio Series	15

Financial statements
Statements of assets and liabilities
at December 31, 2018	(dollars and shares in thousands, except per-share amounts)

		Global Growth Portfolio		Growth and Income Portfolio		Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
Assets:
	Investment securities, at value:
	Unaffiliated issuers	$—		$—		$21,442	$21,638	$10,901
	Affiliated issuers	35,570		168,511		1,030,716	933,390	308,605
Cash		—		—		—	73	—
Cash pledged for futures contracts		—		—		23,158	20,144	5,384
	Receivables for:
	Sales of investments	—		—		—	—	7
	Sales of fund’s shares	95		199		2,131	1,030	104
	Dividends and interest	—		—		84	76	23
	Variation margin on futures contracts	—		—		1,187	1,008	295
		35,665		168,710		1,078,718	977,359	325,319
Liabilities:
	Payables for:
	Purchases of investments	94		197		2,020	974	84
	Repurchases of fund’s shares	—	*	2		4	5	23
	Investment advisory services	—		—		91	83	28
	Insurance administrative fees	23		105		672	610	205
	Services provided by related parties	8		35		221	200	67
	Trustees’ deferred compensation	—	*	—	*	4	3	1
	Variation margin on futures contracts	—		—		2,265	1,748	330
		125		339		5,277	3,623	738
	Net assets at December 31, 2018	$35,540		$168,371		$1,073,441	$973,736	$324,581
	Net assets consist of:
	Capital paid in on shares of beneficial interest	$35,841		$167,841		$1,052,880	$957,024	$326,931
	Total (accumulated loss) distributable earnings	(301)		530		20,561	16,712	(2,350)
	Net assets at December 31, 2018	$35,540		$168,371		$1,073,441	$973,736	$324,581
	Investment securities, at cost:
	Unaffiliated issuers	$—		$—		$21,442	$21,638	$10,901
	Affiliated issuers	38,119		175,432		1,069,162	963,935	325,994
	Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized
Class 4:	Net assets	$35,540		$168,371
	Shares outstanding	3,328		15,905		Not applicable	Not applicable	Not applicable
	Net asset value per share	$10.68		$10.59
Class P2:	Net assets					$1,073,441	$973,736	$324,581
	Shares outstanding	Not applicable		Not applicable		104,409	95,627	32,247
	Net asset value per share					$10.28	$10.18	$10.07

*	Amount less than one thousand.

See notes to financial statements

16	American Funds Insurance Series – Portfolio Series

Statements of operations
for the year ended December 31, 2018	(dollars in thousands)

	Global Growth Portfolio	Growth and Income Portfolio	Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
Investment income:
Income:
Dividends from affiliated issuers	$452	$3,688	$16,387	$19,669	$5,665
Interest	—	—	631	579	229
	452	3,688	17,018	20,248	5,894
Fees and expenses:
Investment advisory services	—	—	1,531	1,413	466
Distribution services	89	395	2,552	2,354	777
Insurance administrative services	89	395	2,552	2,354	777
Transfer agent services	— *	— *	— *	— *	— *
Accounting and administrative services	—	—	55	54	43
Reports to shareholders	2	6	32	30	10
Registration statement and prospectus	3	9	31	25	11
Trustees’ compensation	— *	1	6	5	2
Auditing and legal	19	18	26	26	25
Custodian	6	6	9	9	9
Other	3	3	(57)	(50)	(2)
Total fees and expenses before waivers/reimbursements	211	833	6,737	6,220	2,118
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	510	471	155
Miscellaneous fee reimbursements	4	—	—	—	—
Total waivers/reimbursements of fees and expenses	4	—	510	471	155
Total fees and expenses after waivers/reimbursements	207	833	6,227	5,749	1,963
Net investment income	245	2,855	10,791	14,499	3,931
Net realized gain and unrealized depreciation:
Net realized (loss) gain on:
Investments in affiliated issuers	(87)	(92)	1,466	2,481	620
Futures contracts	—	—	(13,922)	(13,955)	(1,955)
Currency transactions	—	—	(20)	(46)	2
Capital gain distributions received from affiliated issuers	2,240	5,712	55,738	41,469	11,780
	2,153	5,620	43,262	29,949	10,447
Net unrealized (depreciation) appreciation on:
Investments in affiliated issuers	(6,338)	(15,194)	(116,314)	(104,681)	(42,124)
Futures contracts	—	—	14,017	11,306	2,553
	(6,338)	(15,194)	(102,297)	(93,375)	(39,571)
Net realized gain and unrealized depreciation	(4,185)	(9,574)	(59,035)	(63,426)	(29,124)
Net decrease in net assets resulting from operations	$(3,940)	$(6,719)	$(48,244)	$(48,927)	$(25,193)

*	Amount less than one thousand.

See notes to financial statements

American Funds Insurance Series – Portfolio Series	17

Statements of changes in net assets	(dollars in thousands)

	Global Growth Portfolio		Growth and Income Portfolio		Managed Risk Growth Portfolio
	Year ended December 31		Year ended December 31		Year ended December 31
	2018	2017	2018	2017	2018	2017
Operations:
Net investment income	$245	$230	$2,855	$1,688	$10,791	$7,122
Net realized gain	2,153	651	5,620	4,037	43,262	31,639
Net unrealized (depreciation) appreciation	(6,338)	4,188	(15,194)	8,763	(102,297)	82,325
Net (decrease) increase in net assets resulting from operations	(3,940)	5,069	(6,719)	14,488	(48,244)	121,086
Distributions paid to shareholders*	(1,014)		(6,019)		(41,982)
Dividends from net investment income		(117)		(1,380)		(6,769)
Distributions from net realized gain on investments		(461)		(1,424)		(16,589)
Total dividends and distributions paid to shareholders		(578)		(2,804)		(23,358)

Net capital share transactions	10,636	12,183	46,992	56,254	260,046	237,525
Total increase in net assets	5,682	16,674	34,254	67,938	169,820	335,253
Net assets:
Beginning of year	29,858	13,184	134,117	66,179	903,621	568,368
End of year	$35,540	$29,858	$168,371	$134,117	$1,073,441	$903,621

	Managed Risk Growth and Income Portfolio		Managed Risk Global Allocation Portfolio
	Year ended December 31		Year ended December 31
	2018	2017	2018	2017
Operations:
Net investment income	$14,499	$9,844	$3,931	$1,796
Net realized gain	29,949	24,588	10,447	5,001
Net unrealized (depreciation) appreciation	(93,375)	71,947	(39,571)	24,831
Net (decrease) increase in net assets resulting from operations	(48,927)	106,379	(25,193)	31,628
Distributions paid to shareholders*	(38,256)		(6,441)
Dividends from net investment income		(8,603)		(1,285)
Distributions from net realized gain on investments		(1,336)		—
Total dividends and distributions paid to shareholders		(9,939)		(1,285)

Net capital share transactions	209,432	185,598	105,547	76,579
Total increase in net assets	122,249	282,038	73,913	106,922
Net assets:
Beginning of year	851,487	569,449	250,668	143,746
End of year	$973,736	$851,487	$324,581	$250,668

*	Current year amounts reflect current presentation under new accounting standards.

See notes to financial statements

18	American Funds Insurance Series – Portfolio Series

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 28 different funds, including the Global Growth Portfolio, Growth and Income Portfolio, Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio (the “funds”). The other 23 funds in the series are covered in a separate report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), three of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the series reserves the right to delay the implementation.

The investment objectives for each fund covered in this report are as follows:

Global Growth Portfolio — Seeks to provide long-term growth of capital.

Growth and Income Portfolio — Seeks to provide long-term growth of capital while providing current income.

Managed Risk Growth Portfolio — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Growth and Income Portfolio — Seeks to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection.

Managed Risk Global Allocation Portfolio — Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund offers one share class (Class 4 for Global Growth Portfolio and Growth and Income Portfolio, and Class P2 for the three managed risk funds). Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

American Funds Insurance Series – Portfolio Series	19

Fees and expenses — The fees and expenses of the underlying funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables.

Distributions paid to shareholders — Income dividends and capital gain distributions paid to shareholders are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Security valuation — The net asset value of each share class of each fund is calculated based on the reported net asset values of the underlying funds in which each fund invests. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. Generally, the funds and the underlying funds determine the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies each fund’s assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. At December 31, 2018, all of the investment securities held by each fund were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Allocation risk — Investments in a fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of a fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. Certain of the funds may invest in an underlying fixed-income fund that is a non-diversified investment company under the Investment Company Act of 1940. Poor performance by a single large holding in a non-diversified underlying fund would adversely affect such a fund’s investment results more than if the underlying fund were invested in a larger number of issuers.

20	American Funds Insurance Series – Portfolio Series

Fund structure — Each fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in each fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as a fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund, including the managed risk strategy.

Underlying fund risks — Because a fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing both in a fund and the applicable underlying funds.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — The value of an underlying fund’s securities and income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the underlying fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be

American Funds Insurance Series – Portfolio Series	21

dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — The underlying funds may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While the underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

22	American Funds Insurance Series – Portfolio Series

Asset allocation — A certain fund’s percentage allocation to equity securities, debt securities and money market instruments (through its investments in the underlying funds) could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Currency — The prices of, and the income generated by, most debt securities held by the underlying funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of an underlying fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Liquidity risk — Certain underlying fund holdings may be or become difficult or impossible to sell, particularly during times of market turmoil. Illiquidity may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the funds and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Investing in futures contracts — In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions, futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If a fund is unable to close out a position on a futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the futures position. The ability of a fund to successfully utilize futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, a fund could be exposed to the risk of loss.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, a fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Nondiversification risk — As nondiversified funds, the managed risk funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact a managed risk fund’s investment results more than if the fund were invested in a larger number of issuers.

American Funds Insurance Series – Portfolio Series	23

Management — The managed risk funds are subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Futures contracts — The managed risk funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in each fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations. The average month-end notional amount of futures contracts while held by Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio was $393,894,000, $372,795,000 and $143,076,000, respectively.

The following tables present the financial statement impacts resulting from the managed risk funds’ use of futures contracts as of December 31, 2018 (dollars in thousands):

Managed Risk Growth Portfolio

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Currency	Unrealized appreciation*	$—	Unrealized depreciation*	$480
Futures	Equity	Unrealized appreciation*	9,225	Unrealized depreciation*	—
Futures	Interest	Unrealized appreciation*	5,160	Unrealized depreciation*	—
			$14,385		$480

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized gain on futures contracts	$675	Net unrealized depreciation on futures contracts	$(480)
Futures	Equity	Net realized loss on futures contracts	(12,844)	Net unrealized appreciation on futures contracts	9,225
Futures	Interest	Net realized loss on futures contracts	(1,753)	Net unrealized appreciation on futures contracts	5,272
			$(13,922)		$14,017

24	American Funds Insurance Series – Portfolio Series

Managed Risk Growth and Income Portfolio

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Currency	Unrealized appreciation*	$—	Unrealized depreciation*	$550
Futures	Equity	Unrealized appreciation*	7,392	Unrealized depreciation*	—
Futures	Interest	Unrealized appreciation*	4,359	Unrealized depreciation*	—
			$11,751		$550

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized gain on futures contracts	$1,041	Net unrealized depreciation on futures contracts	$(550)
Futures	Equity	Net realized loss on futures contracts	(13,240)	Net unrealized appreciation on futures contracts	7,392
Futures	Interest	Net realized loss on futures contracts	(1,756)	Net unrealized appreciation on futures contracts	4,464
			$(13,955)		$11,306

Managed Risk Global Allocation Portfolio

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Currency	Unrealized appreciation*	$—	Unrealized depreciation*	$244
Futures	Equity	Unrealized appreciation*	1,708	Unrealized depreciation*	—
Futures	Interest	Unrealized appreciation*	1,057	Unrealized depreciation*	—
			$2,765		$244

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized gain on futures contracts	$154	Net unrealized depreciation on futures contracts	$(244)
Futures	Equity	Net realized loss on futures contracts	(1,846)	Net unrealized appreciation on futures contracts	1,708
Futures	Interest	Net realized loss on futures contracts	(263)	Net unrealized appreciation on futures contracts	1,089
			$(1,955)		$2,553

*	Includes cumulative appreciation (depreciation) on futures contracts as reported in the applicable table after each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.

Collateral — Funds that invest in futures contracts participate in a collateral program. The program calls for the fund to pledge highly liquid assets, such as cash or U.S. government securities, as collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as restricted cash in the fund’s statement of assets and liabilities.

American Funds Insurance Series – Portfolio Series	25

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2018, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Distributions — Distributions paid to shareholders are based on each fund’s net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses and capital losses related to sales of certain securities within 30 days of purchase. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Additional tax basis disclosures for each fund as of December 31, 2018, were as follows (dollars in thousands):

	Global Growth Portfolio	Growth and Income Portfolio	Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
Undistributed ordinary income	$346	$2,293	$12,914	$11,467	$4,937
Undistributed long-term capital gains	2,016	5,307	51,611	37,401	11,182
Gross unrealized appreciation on investments	—	—	418	385	221
Gross unrealized depreciation on investments	(2,662)	(7,069)	(44,382)	(32,542)	(18,690)
Net unrealized depreciation on investments	(2,662)	(7,069)	(43,964)	(32,157)	(18,469)
Cost of investments	38,232	175,580	1,110,027	998,386	340,496
Reclassification from total distributable earnings to capital paid in on shares of beneficial interest	—	1	—	—	—

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Portfolio

	Year ended December 31, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 4	$454	$560	$1,014	$180	$398	$578

Growth and Income Portfolio

	Year ended December 31, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 4	$2,701	$3,318	$6,019	$1,842	$962	$2,804

26	American Funds Insurance Series – Portfolio Series

Managed Risk Growth Portfolio

	Year ended December 31, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P2	$12,573	$29,409	$41,982	$6,769	$16,589	$23,358

Managed Risk Growth and Income Portfolio

	Year ended December 31, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P2	$15,105	$23,151	$38,256	$8,603	$1,336	$9,939

Managed Risk Global Allocation Portfolio

	Year ended December 31, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P2	$2,830	$3,611	$6,441	$1,285	$—	$1,285

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on an annual rate of 0.150% of daily net assets for the three managed risk funds. CRMC receives investment advisory fees from the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — CRMC has agreed to waive a portion of the investment advisory services fees for the three managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2018, total investment advisory services fees waived by CRMC were $1,136,000.

Distribution services — The series has plans of distribution for all share classes. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.25% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 4	0.25%	0.25%
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for all share classes. Under the plan, each share class pays 0.25% of each insurance company’s respective average daily net assets to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

American Funds Insurance Series – Portfolio Series	27

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to the funds. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC under which each underlying fund compensates CRMC for providing administrative services to all of the underlying funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on each fund and market developments that impact fund investors. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the series and CRMC provides each underlying fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently, all underlying funds’ share classes pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above). CRMC receives administrative services fees of 0.01% of average daily net assets from the Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The three managed risk funds have a subadministration agreement with BNY Mellon under which each fund compensates BNY Mellon for providing accounting and administrative services. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Miscellaneous fee reimbursements — CRMC is currently reimbursing a portion of miscellaneous fees and expenses for Global Growth Portfolio. Miscellaneous expenses exclude investment advisory services and distribution services fees. For the year ended December 31, 2018, total expenses reimbursed by CRMC were $4,000.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations reflects the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Other expenses — The amounts of $(57,000), $(50,000) and $(2,000) for other expenses for Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio, respectively, are due to over accruals of prior year expenses.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

28	American Funds Insurance Series – Portfolio Series

8. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Portfolio

	Sales		Reinvestments of distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class 4	$13,835	1,138	$1,014	83	$(4,213)	(346)	$10,636	875

Year ended December 31, 2017
Class 4	$13,946	1,261	$578	53	$(2,341)	(211)	$12,183	1,103

Growth and Income Portfolio

	Sales		Reinvestments of distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class 4	$49,508	4,353	$6,019	537	$(8,535)	(752)	$46,992	4,138

Year ended December 31, 2017
Class 4	$64,274	5,981	$2,804	257	$(10,824)	(1,003)	$56,254	5,235

Managed Risk Growth Portfolio

	Sales		Reinvestments of distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class P2	$241,331	21,764	$41,982	3,782	$(23,267)	(2,104)	$260,046	23,442

Year ended December 31, 2017
Class P2	$234,896	22,474	$23,358	2,255	$(20,729)	(1,977)	$237,525	22,752

Managed Risk Growth and Income Portfolio

	Sales		Reinvestments of distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class P2	$193,826	17,670	$38,256	3,541	$(22,650)	(2,083)	$209,432	19,128

Year ended December 31, 2017
Class P2	$200,646	19,165	$9,939	937	$(24,987)	(2,414)	$185,598	17,688

American Funds Insurance Series – Portfolio Series	29

Managed Risk Global Allocation Portfolio

	Sales		Reinvestments of distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2018
Class P2	$109,675	9,938	$6,441	591	$(10,569)	(986)	$105,547	9,543

Year ended December 31, 2017
Class P2	$82,444	7,903	$1,285	125	$(7,150)	(714)	$76,579	7,314

9. Investment transactions

Each fund made purchases and sales of investment securities during the year ended December 31, 2018, as follows (dollars in thousands):

	Global Growth Portfolio	Growth and Income Portfolio	Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
Purchases of investment securities*	$16,275	$57,838	$327,439	$265,411	$121,115
Sales of investment securities*	4,162	8,276	41,922	40,088	9,518

*	Excludes short-term securities and U.S. government obligations, if any.

30	American Funds Insurance Series – Portfolio Series

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions						Ratio of expenses		Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	to average net assets before waivers/ reimburse- ments[3]		to average net assets after waivers/ reimburse- ments[2,3]		Net effective expense ratio[2,4]		Ratio of net income to average net assets[2]

Global Growth Portfolio

Class 4:
12/31/2018	$12.17	$.08	$(1.22)	$(1.14)	$(.12)	$(.23)	$(.35)	$10.68	(9.77)%	$36	.59%		.58%		1.20%			.69%
12/31/2017	9.77	.12	2.59	2.71	(.06)	(.25)	(.31)	12.17	28.11	30	.62		.56		1.18		1.05
12/31/2016	9.45	.12	.29	.41	(.05)	(.04)	(.09)	9.77	4.42	13	.75		.56		1.18		1.30
12/31/2015[5,6]	10.00	.12	(.67)	(.55)	—	—	—	9.45	(5.50)[7]	6	1.02	[8]	.58	[8]	1.20	[8]	1.91	[8]

Growth and Income Portfolio

Class 4:
12/31/2018	$11.40	$.20	$(.58)	$(.38)	$(.16)	$(.27)	$(.43)	$10.59	(3.51)%	$168	.53%		.53%		.97%			1.81%
12/31/2017	10.13	.17	1.38	1.55	(.13)	(.15)	(.28)	11.40	15.43	134	.53		.53		.97		1.59
12/31/2016	9.61	.23	.38	.61	(.07)	(.02)	(.09)	10.13	6.41	66	.57		.55		.99		2.31
12/31/2015[5,6]	10.00	.20	(.58)	(.38)	(.01)	—	(.01)	9.61	(3.85)[7]	15	.79	[8]	.58	[8]	1.05	[8]	3.14	[8]

Managed Risk Growth Portfolio

Class P2:
12/31/2018	$11.16	$.12	$(.53)	$(.41)	$(.14)	$(.33)	$(.47)	$10.28	(3.98)%	$1,073	.66%		.61%		1.00%			1.06%
12/31/2017	9.76	.10	1.63	1.73	(.09)	(.24)	(.33)	11.16	18.00	904	.68		.63		1.03		.95
12/31/2016	9.39	.11	.26	.37	— [9]	—	— [9]	9.76	3.97	568	.77		.63		1.02		1.12
12/31/2015[5,6]	10.00	.18	(.70)	(.52)	(.09)	—	(.09)	9.39	(5.20)[7]	254	.86	[8]	.61	[8]	1.01	[8]	2.77	[8]

Managed Risk Growth and Income Portfolio

Class P2:
12/31/2018	$11.13	$.17	$(.67)	$(.50)	$(.17)	$(.28)	$(.45)	$10.18	(4.72)%	$974	.66%		.61%		1.07%			1.54%
12/31/2017	9.68	.15	1.44	1.59	(.12)	(.02)	(.14)	11.13	16.55	851	.68		.63		1.08		1.38
12/31/2016	9.36	.16	.19	.35	(.03)	—	(.03)	9.68	3.70	569	.77		.63		1.08		1.68
12/31/2015[5,6]	10.00	.18	(.73)	(.55)	(.09)	—	(.09)	9.36	(5.50)[7]	231	.86	[8]	.61	[8]	1.08	[8]	2.85	[8]

Managed Risk Global Allocation Portfolio

Class P2:
12/31/2018	$11.04	$.14	$(.88)	$(.74)	$(.10)	$(.13)	$(.23)	$10.07	(6.90)%	$325	.68%		.63%		1.20%			1.27%
12/31/2017	9.34	.10	1.67	1.77	(.07)	—	(.07)	11.04	19.03	251	.70		.63		1.19		.94
12/31/2016	9.24	.10	— [9]	.10	—	—	—	9.34	1.08	144	.77		.63		1.20		1.08
12/31/2015[5,6]	10.00	.14	(.81)	(.67)	(.09)	—	(.09)	9.24	(6.71)[7]	65	.90	[8]	.56	[8]	1.13	[8]	2.22	[8]

See next page for footnotes.

American Funds Insurance Series – Portfolio Series	31

Financial highlights (continued)

	Year ended December 31			For the period ended
Portfolio turnover rate for all share classes	2018	2017	2016	December 31, 2015[5,6,7]
Global Growth Portfolio	12%	10%	17%	32%
Growth and Income Portfolio	5	10	18	10
Managed Risk Growth Portfolio	4	7	6	4
Managed Risk Growth and Income Portfolio	4	10	3	4
Managed Risk Global Allocation Portfolio	3	8	13	15

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain waivers/reimbursements by CRMC. During some of the periods shown, CRMC waived a portion of investment advisory services fees and reimbursed a portion of miscellaneous fees and expenses.
[3]	This column does not include expenses of the underlying funds in which each fund invests.
[4]	This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See expense example for further information regarding fees and expenses.
[5]	Based on operations for a period that is less than a full year.
[6]	For the period May 1, 2015, commencement of operations, through December 31, 2015.
[7]	Not annualized.
[8]	Annualized.
[9]	Amount less than $.01.

32	American Funds Insurance Series – Portfolio Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of American Funds Global Growth Portfolio, American Funds Growth and Income Portfolio, American Funds Managed Risk Growth Portfolio, American Funds Managed Risk Growth and Income Portfolio and American Funds Managed Risk Global Allocation Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of American Funds Global Growth Portfolio, American Funds Growth and Income Portfolio, American Funds Managed Risk Growth Portfolio, American Funds Managed Risk Growth and Income Portfolio and American Funds Managed Risk Global Allocation Portfolio (five of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

February 14, 2019

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Companies Complex since 1934.

American Funds Insurance Series – Portfolio Series	33

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2018, through December 31, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	American Funds Insurance Series – Portfolio Series

	Beginning account value 7/1/2018	Ending account value 12/31/2018	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Global Growth Portfolio
Class 4 – actual return	$1,000.00	$892.32	$2.96	.62%	$5.91	1.24%
Class 4 – assumed 5% return	1,000.00	1,022.08	3.16	.62	6.31	1.24
Growth and Income Portfolio
Class 4 – actual return	$1,000.00	$951.86	$2.61	.53%	$4.77	.97%
Class 4 – assumed 5% return	1,000.00	1,022.53	2.70	.53	4.94	.97
Managed Risk Growth Portfolio
Class P2 – actual return	$1,000.00	$939.69	$2.93	.60%	$4.89	1.00%
Class P2 – assumed 5% return	1,000.00	1,022.18	3.06	.60	5.09	1.00
Managed Risk Growth and Income Portfolio
Class P2 – actual return	$1,000.00	$952.45	$2.95	.60%	$5.27	1.07%
Class P2 – assumed 5% return	1,000.00	1,022.18	3.06	.60	5.45	1.07
Managed Risk Global Allocation Portfolio
Class P2 – actual return	$1,000.00	$935.02	$3.12	.64%	$5.85	1.20%
Class P2 – assumed 5% return	1,000.00	1,021.98	3.26	.64	6.11	1.20

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

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40	American Funds Insurance Series – Portfolio Series

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2009	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	91	Mercury General Corporation
Nariman Farvadin, 1956	2018	President, Stevens Institute of Technology	78	None
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	78	None
R. Clark Hooper, 1946	2010	Private investor	81	None
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	80	Mastercard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2010	Chair, California Jump$tart Coalition for Personal Financial Literacy; part-time faculty, Pomona College; Professor Emerita, University of Redlands; former Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	78	None
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2010	President, The University of North Carolina; former President, George W. Bush Foundation	82	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	77	None

Leonard R. Fuller and Frank M. Sanchez retired from the board on December 31, 2018. The trustees thank Mr. Fuller and Mr. Sanchez for their dedication and service to the series.

Interested trustees4,5

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President	1998	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital Research and Management Company	29	None
Michael C. Gitlin, 1970	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	77	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071,Attention: Secretary.

American Funds Insurance Series – Portfolio Series	41

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Maria Manotok, 1974 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Guardian Trust Company[6]
John H. Smet, 1956 Senior Vice President	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Martin Jacobs, 1962 Vice President	2016	Partner — Capital World Investors, Capital Research and Management Company
Carl M. Kawaja, 1964 Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Sung Lee, 1966 Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[6]
S. Keiko McKibben, 1969 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Renaud H. Samyn, 1974 Vice President	2010	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Dylan Yolles, 1969 Vice President	2012	Partner — Capital International Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Martin Jacobs, S. Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

42	American Funds Insurance Series – Portfolio Series

Board of trustees and other officers (continued)

Results of special meeting of shareholders

held November 28, 2018

Shares outstanding (all classes) on August 31, 2018 (record date)

6,347,216,058

Total shares voting on November 28, 2018

4,343,768,464 (68.4% of shares outstanding)

The proposal: to elect board members

	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld
William H. Baribault	4,208,852,644	96.9%	134,915,821	3.1%
James G. Ellis	4,216,149,993	97.1	127,618,471	2.9
Nariman Farvardin	4,218,959,298	97.1	124,809,166	2.9
Michael C. Gitlin	4,222,232,502	97.2	121,535,962	2.8
Mary Davis Holt	4,224,279,601	97.2	119,488,863	2.8
R. Clark Hooper	4,216,559,229	97.1	127,209,235	2.9
Merit E. Janow	4,220,194,031	97.2	123,574,433	2.8
Laurel B. Mitchell	4,224,436,631	97.3	119,331,833	2.7
Donald D. O’Neal	4,220,647,956	97.2	123,120,508	2.8
Margaret Spellings	4,219,675,934	97.1	124,092,530	2.9
Alexandra Trower	4,225,223,365	97.3	118,545,099	2.7

American Funds Insurance Series – Portfolio Series	43

Offices of the series and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment subadviser

Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606

Custodians of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Bank of New York Mellon
(Managed Risk Funds only)
One Wall Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

44	American Funds Insurance Series – Portfolio Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“Proxy Voting Guidelines for American Funds Insurance Series — Portfolio Series” — which describes how we vote proxies relating to the underlying funds held in the portfolios — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

American Funds Insurance Series — Portfolio Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series — Portfolio Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series — Portfolio Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2019, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2019 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record for American Funds Insurance Series®.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

American Funds Insurance Series equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 100% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 65% of 10-year periods and 81% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2018, as supplemented January 1, 2019.
[2]	Based on Class 1 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Balanced Portfolio Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), High Yield Funds Index (High-Income Bond Fund) and General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund.
[3]	Based on management fees for the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services	AFIS

Registrant:
a) Audit Fees:

2017	$701,000
2018	$760,000

b) Audit-Related Fees:
2017	None
2018	$19,000

c) Tax Fees:
2017	$168,000
2018	$179,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2017	None
2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	None
2018	$684,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2017	None
2018	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2017	None
2018	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Insurance Series®
Global Growth Fund
Investment portfolio
December 31, 2018
Common stocks 94.37% Information technology 24.34%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	27,188,000	$197,997
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	335,000	12,365
ASML Holding NV	648,442	101,904
ASML Holding NV (New York registered)	517,300	80,502
Microsoft Corp.	1,583,100	160,795
Visa Inc., Class A	1,142,800	150,781
Broadcom Inc.	487,050	123,847
Temenos AG1	637,000	76,403
Paycom Software, Inc.[2]	357,000	43,715
Amadeus IT Group SA, Class A, non-registered shares	486,200	33,892
Adobe Inc.[2]	135,000	30,542
Amphenol Corp., Class A	373,500	30,261
SimCorp AS1	425,000	29,083
Intel Corp.	598,500	28,088
Adyen NV2	49,300	26,833
Largan Precision Co., Ltd.[1]	255,000	26,576
PagSeguro Digital Ltd., Class A2	1,340,900	25,115
AAC Technologies Holdings Inc.	3,926,540	22,791
Samsung Electronics Co., Ltd., nonvoting preferred[1]	792,250	22,460
Hexagon AB, Class B1	477,200	21,967
Murata Manufacturing Co., Ltd.[1]	155,000	21,013
Zendesk, Inc.[2]	326,000	19,029
Mastercard Inc., Class A	76,500	14,432
EPAM Systems, Inc.[2]	122,000	14,153
Jack Henry & Associates, Inc.	98,000	12,399
Autodesk, Inc.[2]	77,000	9,903
StoneCo Ltd., Class A2	116,000	2,139
		1,338,985
Consumer discretionary 17.99%
Amazon.com, Inc.[2]	228,600	343,350
Alibaba Group Holding Ltd. (ADR)[2]	931,050	127,619
NIKE, Inc., Class B	562,500	41,704
Home Depot, Inc.	236,800	40,687
Just Eat PLC[2]	5,292,000	39,581
Booking Holdings Inc.[2]	22,700	39,099
Ocado Group PLC[2]	3,115,000	31,366
Moncler SpA[1]	915,000	30,352
Wynn Macau, Ltd.	9,846,400	21,477
Tiffany & Co.	259,700	20,908
Cie. Financière Richemont SA, Class A1	296,650	19,007
MGM China Holdings, Ltd.	10,962,000	18,395
LVMH Moët Hennessy-Louis Vuitton SE	59,000	17,454
Nitori Holdings Co., Ltd.[1]	135,000	16,868
McDonald’s Corp.	93,000	16,514
EssilorLuxottica	124,835	15,798
Burberry Group PLC	692,400	15,316
American Funds Insurance Series — Global Growth Fund — Page 1 of 179

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
GVC Holdings PLC	1,559,000	$13,393
Maruti Suzuki India Ltd.	120,000	12,832
Sodexo SA	122,000	12,510
Meituan Dianping, Class B2	2,180,200	12,223
Sony Corp.[1]	243,000	11,755
ASOS PLC[2]	370,000	10,738
Melco Resorts & Entertainment Ltd. (ADR)	606,000	10,678
Suzuki Motor Corp.[1]	182,000	9,240
Ctrip.com International, Ltd. (ADR)[2]	330,000	8,930
Marriott International, Inc., Class A	74,000	8,033
MGM Resorts International	320,000	7,763
Cairn Homes PLC[2]	5,615,000	6,884
Valeo SA, non-registered shares	175,000	5,115
Brilliance China Automotive Holdings Ltd.	5,844,000	4,351
		989,940
Health care 12.51%
UnitedHealth Group Inc.	324,200	80,765
Merck & Co., Inc.	886,000	67,699
Boston Scientific Corp.[2]	1,638,200	57,894
Elanco Animal Health Inc.[2]	1,799,658	56,743
AstraZeneca PLC	721,300	53,995
Sartorius AG, nonvoting preferred, non-registered shares[1]	381,500	47,577
Mettler-Toledo International Inc.[2]	65,000	36,763
Cigna Corp.	177,511	33,713
Hologic, Inc.[2]	800,000	32,880
Fisher & Paykel Healthcare Corp. Ltd.	3,680,000	32,110
Pfizer Inc.	555,000	24,226
Regeneron Pharmaceuticals, Inc.[2]	64,200	23,979
Bayer AG1	309,860	21,509
CSL Ltd.	147,000	19,171
DexCom, Inc.[2]	160,000	19,168
Novartis AG1	189,000	16,145
Vertex Pharmaceuticals Inc.[2]	89,000	14,748
Straumann Holding AG1	22,200	13,955
Sanofi	135,000	11,703
bioMérieux SA	135,000	8,894
Biogen Inc.[2]	28,000	8,426
William Demant Holding A/S1,2	228,540	6,494
		688,557
Communication services 10.57%
Alphabet Inc., Class A2	116,500	121,738
Alphabet Inc., Class C2	71,052	73,582
Nintendo Co., Ltd.[1]	345,600	92,022
Naspers Ltd., Class N	379,000	76,189
Tencent Holdings Ltd.	1,800,000	72,179
Facebook, Inc., Class A2	408,000	53,485
SoftBank Group Corp.[1]	776,000	51,643
CBS Corp., Class B	334,850	14,639
Altice USA, Inc., Class A	800,000	13,216
BT Group PLC	4,250,000	12,898
		581,591
American Funds Insurance Series — Global Growth Fund — Page 2 of 179

Common stocks (continued) Financials 10.39%	Shares	Value (000)
AIA Group Ltd.	15,004,900	$124,554
JPMorgan Chase & Co.	853,600	83,328
Kotak Mahindra Bank Ltd.	3,471,000	62,470
MarketAxess Holdings Inc.	211,000	44,586
Société Générale	1,234,350	39,345
Prudential PLC	1,604,962	28,681
GT Capital Holdings, Inc.[1]	1,295,075	24,006
HSBC Holdings PLC (GBP denominated)	2,330,000	19,212
CME Group Inc., Class A	97,200	18,285
Berkshire Hathaway Inc., Class A2	54	16,524
SunTrust Banks, Inc.	317,000	15,990
ORIX Corp.[1]	1,017,000	14,832
Moscow Exchange MICEX-RTS PJSC[1]	12,640,000	14,694
AXA SA	656,000	14,174
Banco Santander, SA	2,946,020	13,410
BlackRock, Inc.	30,600	12,020
Macquarie Group Ltd.	125,000	9,566
Grupo Financiero Galicia SA, Class B (ADR)	327,000	9,015
Sberbank of Russia PJSC (ADR)	645,500	7,075
		571,767
Consumer staples 6.94%
Nestlé SA1	739,650	60,038
Coca-Cola European Partners PLC	1,194,500	54,768
British American Tobacco PLC	1,710,800	54,514
Philip Morris International Inc.	602,200	40,203
Walgreens Boots Alliance, Inc.	417,700	28,541
Uni-Charm Corp.[1]	832,000	26,954
Keurig Dr Pepper Inc.	893,000	22,896
General Mills, Inc.	514,000	20,015
Shoprite Holdings Ltd.	1,432,000	18,926
Costco Wholesale Corp.	59,500	12,121
Coca-Cola FEMSA, SAB de CV, Series L	1,965,000	11,914
Associated British Foods PLC	428,000	11,145
Coca-Cola HBC AG (CDI)	336,700	10,523
Lenta Ltd. (GDR)[2]	1,702,100	5,251
Lenta Ltd. (GDR)[2,3]	1,211,900	3,739
		381,548
Industrials 6.15%
Airbus SE, non-registered shares	1,093,500	105,192
MTU Aero Engines AG1	167,000	30,290
ASSA ABLOY AB, Class B1	1,677,000	29,919
General Electric Co.	3,778,000	28,600
Geberit AG1	65,000	25,277
Alliance Global Group, Inc.[1]	111,060,000	25,129
Ryanair Holdings PLC (ADR)[2]	307,000	21,901
Caterpillar Inc.	168,800	21,450
Boeing Co.	51,300	16,544
IDEX Corp.	122,400	15,454
DSV A/S1	158,500	10,435
NIBE Industrier AB, Class B1	817,914	8,388
		338,579
American Funds Insurance Series — Global Growth Fund — Page 3 of 179

Common stocks (continued) Materials 2.82%	Shares	Value (000)
Sherwin-Williams Co.	155,500	$61,183
Glencore PLC	6,150,000	22,838
Randgold Resources Ltd.[1]	250,000	20,682
CCL Industries Inc., Class B, nonvoting	375,000	13,751
Linde PLC[1]	65,000	10,318
Koninklijke DSM NV	124,000	10,150
Air Liquide SA, bonus shares[1]	79,200	9,841
DowDuPont Inc.	123,027	6,580
		155,343
Energy 2.66%
Royal Dutch Shell PLC, Class B	1,042,000	31,078
Reliance Industries Ltd.	1,795,200	28,831
LUKOIL Oil Co. PJSC (ADR)	306,700	21,923
Gazprom PJSC (ADR)	4,173,000	18,482
Concho Resources Inc.[2]	111,500	11,461
CNOOC Ltd.	6,600,000	10,199
Baker Hughes, a GE Co., Class A	470,000	10,105
Occidental Petroleum Corp.	153,000	9,391
Schlumberger Ltd.	132,000	4,763
		146,233
Total common stocks (cost: $3,929,871,000)		5,192,543
Short-term securities 5.35%	Principal amount (000)
Canada Bill 2.32% due 1/3/2019	$20,000	19,996
Canadian Imperial Bank of Commerce 2.47% due 1/3/2019[3]	15,000	14,997
Fairway Finance Corp. 2.65% due 2/5/2019[3]	10,000	9,974
Federal Home Loan Bank 2.15%–2.29% due 1/2/2019–1/10/2019	60,100	60,080
Nestle Capital Corp. 2.68% due 3/19/2019[3]	40,000	39,778
Québec (Province of) 2.52% due 1/22/2019[3]	20,000	19,970
Siemens Capital Co. LLC 2.50% due 2/19/2019[3]	30,000	29,895
Toronto-Dominion Bank 2.65% due 2/20/2019[3]	50,000	49,815
U.S. Treasury Bills 2.37% due 2/12/2019	50,000	49,868
Total short-term securities (cost: $294,370,000)		294,373
Total investment securities 99.72% (cost: $4,224,241,000)		5,486,916
Other assets less liabilities 0.28%		15,237
Net assets 100.00%		$5,502,153
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,042,869,000, which represented 18.95% of the net assets of the fund. This amount includes $1,012,346,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $168,168,000, which represented 3.06% of the net assets of the fund.
Key to abbreviations
ADR = American Depositary Receipts	GBP = British pounds
CDI = CREST Depository Interest	GDR = Global Depositary Receipts
American Funds Insurance Series — Global Growth Fund — Page 4 of 179

Global Small Capitalization Fund
Investment portfolio
December 31, 2018
Common stocks 88.97% Health care 21.25%	Shares	Value (000)
GW Pharmaceuticals PLC (ADR)[1]	823,718	$80,222
Insulet Corp.[1]	860,355	68,243
Allakos Inc.[1,2]	886,580	46,341
Molina Healthcare, Inc.[1]	381,000	44,280
iRhythm Technologies, Inc.[1]	614,905	42,724
Integra LifeSciences Holdings Corp.[1]	926,365	41,779
Evolent Health, Inc., Class A1	1,545,000	30,823
Illumina, Inc.[1]	100,200	30,053
NuCana PLC (ADR)[1,2,3]	2,067,724	29,982
China Biologic Products Holdings, Inc.[1,2]	360,000	27,328
Haemonetics Corp.[1]	242,825	24,295
CONMED Corp.	332,500	21,346
Wright Medical Group NV1	753,400	20,508
Allogene Therapeutics, Inc.[1,4,5]	653,594	15,137
Allogene Therapeutics, Inc.[1,2]	193,700	5,216
Madrigal Pharmaceuticals, Inc.[1,2]	177,800	20,042
PRA Health Sciences, Inc.[1]	215,800	19,845
Osstem Implant Co., Ltd.[1,4]	412,245	19,722
WuXi Biologics (Cayman) Inc.[1]	2,883,676	18,468
CryoLife, Inc.[1]	640,500	18,177
BioMarin Pharmaceutical Inc.[1]	172,000	14,646
Nakanishi Inc.[4]	829,000	14,120
Encompass Health Corp.	219,000	13,512
Bluebird Bio, Inc.[1]	135,415	13,433
Notre Dame Intermédica Participações S.A.[1]	1,725,000	12,943
Hikma Pharmaceuticals PLC	580,000	12,686
Divi’s Laboratories Ltd.	584,864	12,421
Fleury SA, ordinary nominative	2,354,000	12,014
Tabula Rasa HealthCare, Inc.[1]	176,790	11,272
NuVasive, Inc.[1]	200,000	9,912
Ultragenyx Pharmaceutical Inc.[1]	203,374	8,843
LivaNova PLC[1]	58,000	5,305
Piramal Enterprises Ltd.	127,741	4,358
Guardant Health, Inc.[1]	91,376	3,435
Genomma Lab Internacional, SAB de CV, Series B1,2	5,400,000	3,207
		776,638
Information technology 15.61%
Paycom Software, Inc.[1]	428,885	52,517
Mellanox Technologies, Ltd.[1]	389,200	35,954
Qorvo, Inc.[1]	510,300	30,991
Cree, Inc.[1]	711,507	30,435
HubSpot, Inc.[1]	229,100	28,805
Ceridian HCM Holding Inc.[1,2]	801,777	27,653
Zebra Technologies Corp., Class A1	121,800	19,394
SimCorp AS4	240,295	16,444
American Funds Insurance Series — Global Small Capitalization Fund — Page 5 of 179

Common stocks (continued) Information technology (continued)	Shares	Value (000)
Kingdee International Software Group Co. Ltd.	18,273,374	$16,149
Bechtle AG, non-registered shares[4]	199,105	15,478
Hamamatsu Photonics KK4	455,053	15,345
Topcon Corp.[4]	1,071,510	14,230
Everbridge, Inc.[1]	245,000	13,906
Inphi Corp.[1]	405,000	13,021
VTech Holdings Ltd.	1,525,500	12,624
Lumentum Holdings Inc.[1]	264,400	11,107
Net One Systems Co., Ltd.[4]	623,000	10,931
WIN Semiconductors Corp.[4]	2,868,489	10,911
DocuSign, Inc.[1,2]	266,067	10,664
MACOM Technology Solutions Holdings, Inc.[1]	724,800	10,517
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class H2	3,786,000	10,347
Cognex Corp.	250,000	9,668
Silicon Laboratories Inc.[1]	122,000	9,615
Endurance International Group Holdings, Inc.[1]	1,296,000	8,618
Carel Industries SpA[1,4]	830,651	8,600
Vanguard International Semiconductor Corp.[4]	4,265,000	8,159
Avast PLC[1]	2,205,000	7,982
Coupa Software Inc.[1]	126,000	7,920
Cypress Semiconductor Corp.	600,000	7,632
AAC Technologies Holdings Inc.	1,305,561	7,578
X-FAB Silicon Foundries SE1	1,528,947	7,463
Faraday Technology Corp.[4]	5,197,000	7,084
Maxlinear, Inc.[1]	400,000	7,040
Viavi Solutions Inc.[1]	694,000	6,975
Kingboard Holdings Ltd.	2,039,000	5,442
InterXion Holding NV, non-registered shares[1]	100,000	5,416
Verint Systems Inc.[1]	123,000	5,204
j2 Global, Inc.	70,000	4,857
Nuance Communications, Inc.[1]	356,632	4,718
SUNeVision Holdings Ltd.	7,500,000	4,444
Instructure, Inc.[1]	106,000	3,976
Jenoptik AG4	127,500	3,328
Megaport Ltd.[1]	1,250,000	3,222
Nohmi Bosai Ltd.[4]	184,800	3,099
RIB Software SE2,4	173,788	2,358
MongoDB, Inc., Class A1	25,000	2,094
AGTech Holdings Ltd.[1]	28,892,000	1,789
Okta, Inc., Class A1	27,263	1,739
Maruwa Co Ltd[4]	33,200	1,696
Tenable Holdings, Inc.[1]	72,667	1,612
Talend SA (ADR)[1,2]	41,800	1,550
Anaplan, Inc.[1]	46,033	1,222
Elastic NV, non-registered shares[1,2]	11,400	815
		570,338
Industrials 14.49%
International Container Terminal Services, Inc.[4]	22,581,620	42,947
Nihon M&A Center Inc.[4]	1,667,392	33,670
frontdoor, inc.[1]	903,000	24,029
Bravida Holding AB4	3,229,000	22,319
Curtiss-Wright Corp.	185,484	18,942
Advanced Disposal Services, Inc.[1]	712,501	17,057
Rheinmetall AG4	185,400	16,402
American Funds Insurance Series — Global Small Capitalization Fund — Page 6 of 179

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Tomra Systems ASA[4]	726,334	$16,354
Azul SA, preference shares (ADR)[1]	480,400	13,302
Azul SA, preference shares[1]	154,000	1,431
Nolato AB, Class B4	348,000	14,383
Nabtesco Corp.[4]	592,796	12,939
Grafton Group PLC, units	1,557,000	12,761
Matson, Inc.	397,000	12,712
Tsubaki Nakashima Co., Ltd.[4]	828,361	12,238
Cía. de Distribución Integral Logista Holdings, SA, non-registered shares	453,000	11,346
Marel hf., non-registered shares[4]	3,469,503	11,041
NORMA Group SE, non-registered shares[4]	215,718	10,677
Johnson Electric Holdings Ltd.	5,162,000	10,521
ManpowerGroup Inc.	160,000	10,368
Amara Raja Batteries Ltd.	969,766	10,319
Havells India Ltd.	977,874	9,686
Meggitt PLC	1,580,000	9,485
BWX Technologies, Inc.	235,665	9,009
Carborundum Universal Ltd.	1,740,000	8,849
Trust Tech Inc.[4]	339,200	8,547
Generac Holdings Inc.[1]	168,800	8,389
Aalberts Industries NV, non-registered shares	250,000	8,321
Fujitec Co., Ltd.[4]	771,300	8,280
Coor Service Management Holding AB4	955,000	7,585
IMCD NV	115,000	7,379
Greaves Cotton Ltd.	4,244,540	7,207
Nexans SA2	257,706	7,184
AKR Corporindo Tbk PT4	22,895,800	6,818
Instalco Intressenter AB (publ)[4]	857,000	6,672
Bossard Holding AG4	44,100	6,263
J. Kumar Infraprojects Ltd.	2,901,000	5,524
Kratos Defense & Security Solutions, Inc.[1]	389,500	5,488
Europcar Mobility Group SA	604,040	5,443
Fluidra, SA, non-registered shares[1]	480,060	5,385
KeyW Holding Corp.[1,2]	750,000	5,017
PayPoint PLC	476,000	4,908
Klingelnberg AG1,4	122,000	4,796
VAT Group AG4	53,700	4,713
eHi Car Services Limited (ADR)[1,2]	443,100	4,653
Sunny Friend Environmental Technology Co., Ltd.[4]	660,000	4,355
Avon Rubber PLC	270,000	4,302
Aerojet Rocketdyne Holdings, Inc.[1]	120,000	4,228
Lifco AB, Class B4	100,000	3,692
Middleby Corp.[1]	31,000	3,185
King Slide Works Co., Ltd.[4]	294,000	3,058
VARTA AG, non-registered shares[1,4]	97,461	2,778
va-Q-tec AG1,2,4	239,699	1,422
Upwork Inc.[1,2]	68,560	1,242
		529,621
Consumer discretionary 13.40%
Five Below, Inc.[1]	423,000	43,281
Melco International Development Ltd.	15,579,000	31,753
Mattel, Inc.[1,2]	2,583,800	25,812
Domino’s Pizza, Inc.	100,000	24,799
ServiceMaster Global Holdings, Inc.[1]	658,750	24,202
American Funds Insurance Series — Global Small Capitalization Fund — Page 7 of 179

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Cedar Fair, LP	500,000	$23,650
Hilton Grand Vacations Inc.[1]	851,000	22,458
Seria Co., Ltd.[4]	619,426	21,039
GVC Holdings PLC	2,371,000	20,369
Vivo Energy PLC	9,610,000	15,311
Grand Canyon Education, Inc.[1]	141,000	13,556
Texas Roadhouse, Inc.	210,000	12,537
National Vision Holdings, Inc.[1]	397,500	11,198
Xinyi Glass Holdings Ltd.	9,585,000	10,600
Belmond Ltd., Class A1	421,000	10,538
CVC Brasil Operadora e Agência de Viagens SA, ordinary nominative	664,000	10,481
Vail Resorts, Inc.	49,673	10,472
Brunello Cucinelli SpA[4]	280,865	9,673
Casio Computer Co., Ltd.[4]	814,000	9,652
Brembo SpA[4]	790,000	8,034
zooplus AG, non-registered shares[1,4]	55,600	7,578
Melco Resorts & Entertainment Ltd. (ADR)	425,000	7,488
Tongcheng-Elong Holdings Ltd.[1]	4,666,000	7,448
Cie. Plastic Omnium SA	297,000	6,864
Zhongsheng Group Holdings Ltd.	3,419,000	6,776
Dine Brands Global, Inc.	84,920	5,719
Paddy Power Betfair PLC	69,393	5,697
Man Wah Holdings Ltd.[2]	14,118,400	5,679
Gestamp Automocion SA, non-registered shares[2]	945,000	5,381
Thor Industries, Inc.	103,000	5,356
Mercari, Inc.[1,4]	297,691	4,981
Shop Apotheke Europe NV, non-registered shares[1,4]	112,000	4,831
Cuckoo Homesys Co., Ltd.[1,4]	28,563	4,531
Stamps.com Inc.[1]	29,000	4,514
Just Eat PLC[1]	575,000	4,301
Hyundai Wia Corp.[4]	131,600	4,262
William Hill PLC	2,031,000	4,012
Hoteles City Express SAB de CV1	3,027,300	3,702
Cuckoo Holdings Co., Ltd.[4]	33,836	3,593
Cairn Homes PLC[1]	2,869,100	3,517
Cox & Kings Ltd.	1,420,000	3,382
ASOS PLC[1]	113,700	3,300
ElringKlinger AG2,4	379,633	2,957
Taiwan Paiho Ltd.[4]	1,804,303	2,882
TopBuild Corp.[1]	63,000	2,835
Viomi Technology Co., Ltd. (ADR)[1,2]	361,700	2,821
Chow Sang Sang Holdings International Ltd.	1,622,000	2,407
WE Solutions Ltd.[1]	36,348,000	2,321
POLYTEC Holding AG, non-registered shares[2,4]	81,244	780
China Zenix Auto International Ltd. (ADR)[1]	428,500	266
		489,596
Financials 8.66%
Kotak Mahindra Bank Ltd.	3,135,263	56,427
Essent Group Ltd.[1]	1,018,841	34,824
Trupanion, Inc.[1,2]	1,140,800	29,045
Cannae Holdings, Inc.[1]	1,625,000	27,820
Bharat Financial Inclusion Ltd.[1]	1,897,444	27,523
Webster Financial Corp.	423,000	20,850
Avanza Bank Holding AB2,4	413,640	19,772
American Funds Insurance Series — Global Small Capitalization Fund — Page 8 of 179

Common stocks (continued) Financials (continued)	Shares	Value (000)
NMI Holdings, Inc.[1]	928,075	$16,566
EFG International AG4	2,231,703	13,050
Close Brothers Group PLC	500,000	9,177
Shriram Transport Finance Co. Ltd.	502,000	8,916
City Union Bank Ltd.	2,761,825	7,716
Indian Energy Exchange Ltd.	3,150,000	7,481
Fanhua Inc. (ADR)[2]	330,000	7,243
HDFC Asset Management Co., Ltd.[1]	314,111	6,771
Texas Capital Bancshares, Inc.[1]	110,000	5,620
VZ Holding AG4	19,766	5,328
L&T Finance Holdings Ltd.	2,184,954	4,776
Eagle Bancorp, Inc.[1]	62,000	3,020
Bank of Ireland Group PLC	469,984	2,623
BPER Banca SpA[4]	280,377	1,078
Bolsa Mexicana de Valores, SAB de CV, Series A	528,500	901
Cox & Kings Financial Service Ltd.[1,4,6]	473,333	87
GRUH Finance Ltd.	2,443	11
ICRA Ltd.	122	6
		316,631
Materials 3.90%
Lundin Mining Corp.	6,820,000	28,175
Allegheny Technologies Inc.[1]	1,200,950	26,145
Taiyo Nippon Sanso Corp.[4]	782,900	12,800
Sirius Minerals PLC[1,2]	44,273,655	11,738
Valvoline Inc.	489,000	9,462
PolyOne Corp.	250,000	7,150
SIG Combibloc Group AG1,4	639,000	6,790
Scapa Group PLC	1,715,000	6,711
Indorama Ventures PCL, foreign registered[4]	3,658,000	6,106
CPMC Holdings Ltd.[2]	11,300,000	5,426
UPL Ltd.	460,789	5,005
Navin Fluorine International Ltd.	445,388	4,459
Steel Dynamics, Inc.	148,300	4,455
Tokai Carbon Co., Ltd.[4]	312,000	3,547
Arkema SA	27,400	2,353
Nevada Copper Corp.[1]	7,120,000	2,008
Loma Negra Compania Industrial Argentina SA (ADR)[1]	30,500	339
		142,669
Consumer staples 3.31%
Treasury Wine Estates Ltd.	1,834,975	19,129
Varun Beverages Ltd.	1,544,987	17,359
GRUMA, SAB de CV, Series B	1,162,293	13,172
Sligro Food Group NV, non-registered shares	260,000	10,367
Century Pacific Food, Inc.[4]	32,693,000	9,449
MTG Co., Ltd.[4]	156,600	7,536
BGFretail Co., Ltd.[4]	37,400	6,839
Kernel Holding SA4	493,041	6,458
Emperador Inc.[4]	45,300,000	6,130
Philip Morris CR AS4	8,362	5,242
CCL Products (India) Ltd.	1,250,000	4,823
HITEJINRO Co., Ltd.[4]	305,000	4,529
Morinaga & Co., Ltd.[4]	80,000	3,451
American Funds Insurance Series — Global Small Capitalization Fund — Page 9 of 179

Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
COSMOS Pharmaceutical Corp.[4]	19,500	$3,257
Chongqing Fuling Zhacai Group Co., Ltd., Class A4	999,945	3,166
		120,907
Communication services 2.54%
Entertainment One Ltd.	5,114,389	23,246
Care.com, Inc.[1]	914,100	17,651
Elang Mahkota Teknologi Tbk PT4	13,385,800	7,824
Tele Columbus AG1,4	2,000,500	6,647
TalkTalk Telecom Group PLC[2]	4,380,000	6,359
ProSiebenSat.1 Media SE4	295,000	5,257
Euskaltel, SA, non-registered shares	630,178	5,047
HKBN Ltd.	3,000,000	4,552
YY Inc., Class A (ADR)[1]	76,000	4,549
Bandwidth Inc., Class A1	100,500	4,095
Lions Gate Entertainment Corp., Class A2	250,000	4,025
Eventbrite, Inc., Class A1,2	79,757	2,218
Indosat Tbk PT4	9,032,600	1,059
Tower Bersama Infrastructure Tbk PT4	376,400	94
		92,623
Energy 2.13%
Venture Global LNG, Inc., Series C1,4,5,6,7	2,760	16,560
SM Energy Co.	1,056,000	16,347
Saipem SpA, Class S1,4	3,216,000	11,995
Whitecap Resources Inc.	3,450,880	10,996
Altus Midstream Co., Class A1,5	917,000	7,089
Altus Midstream Co., Class A1,2	100,000	773
NuVista Energy Ltd.[1]	1,325,000	3,960
Schoeller-Bleckmann Oilfield Equipment AG4	59,800	3,911
Concho Resources Inc.[1]	35,200	3,618
Independence Contract Drilling, Inc.[1]	808,071	2,521
		77,770
Real estate 2.02%
WHA Corp. PCL[4]	229,577,250	30,221
MGM Growth Properties LLC REIT, Class A	892,500	23,571
KKR Real Estate Finance Trust Inc. REIT	423,700	8,114
DoubleDragon Properties Corp.[1,4]	22,531,700	7,644
K. Wah International Holdings Ltd.	8,789,639	4,176
		73,726
Utilities 1.66%
ENN Energy Holdings Ltd.	4,686,900	41,569
REN - Redes Energéticas Nacionais, SGPS, SA, non-registered shares	5,692,633	15,875
EDP - Energias do Brasil SA	877,900	3,341
		60,785
Total common stocks (cost: $2,973,377,000)		3,251,304
American Funds Insurance Series — Global Small Capitalization Fund — Page 10 of 179

Bonds, notes & other debt instruments 0.13% U.S. Treasury bonds & notes 0.13% U.S. Treasury 0.13%	Principal amount (000)	Value (000)
U.S. Treasury 1.125% 2019	$5,000	$4,989
Total bonds, notes & other debt instruments (cost: $4,991,000)		4,989
Short-term securities 12.25% Commercial paper 8.31%
Canadian Imperial Bank of Commerce 2.56% due 1/15/2019[5]	32,000	31,967
ExxonMobil Corp. 2.36% due 1/4/2019	50,000	49,987
Mizuho Bank, Ltd. 2.50% due 2/1/2019[5]	62,400	62,261
National Australia Bank Ltd. 2.34% due 1/16/2019[5]	40,000	39,957
Sumitomo Mitsui Banking Corp. 2.57% due 2/15/2019[5]	50,000	49,837
Swedbank AB 2.60% due 3/15/2019	20,000	19,894
United Overseas Bank Ltd. 2.71% due 3/4/2019[5]	50,000	49,764
		303,667
Money market investments 1.49%	Shares
Fidelity Institutional Money Market Funds - Government Portfolio[8]	6,646	6,647
Goldman Sachs Financial Square Government Fund[8]	16,023	16,023
Invesco Short-Term Investments Trust - Government & Agency Portfolio[8]	29,254	29,254
Morgan Stanley Institutional Liquidity Funds - Government Portfolio[8]	2,513	2,513
		54,437
Bonds & notes of governments & government agencies outside the U.S. 1.00%	Principal amount (000)
KfW 2.43% due 1/11/2019[5]	$28,600	28,580
Québec (Province of) 2.52% due 1/22/2019[5]	7,900	7,888
		36,468
Federal agency discount notes 0.82%
Federal Home Loan Bank 2.29% due 1/10/2019	30,000	29,984
U.S. Treasury bonds & notes 0.63%
U.S. Treasury Bills 2.35% due 2/7/2019	23,100	23,046
Total short-term securities (cost: $447,616,000)		447,602
Total investment securities 101.35% (cost: $3,425,984,000)		3,703,895
Other assets less liabilities (1.35)%		(49,381)
Net assets 100.00%		$3,654,514
[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $67,607,000, which represented 1.85% of the net assets of the fund.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $729,211,000, which represented 19.95% of the net assets of the fund. This amount includes $697,427,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $309,041,000, which represented 8.46% of the net assets of the fund.
[6]	Value determined using significant unobservable inputs.
[7]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[8]	Security purchased with cash collateral from securities on loan.
American Funds Insurance Series — Global Small Capitalization Fund — Page 11 of 179

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Venture Global LNG, Inc., Series C	5/1/2015	$8,280	$16,560.45%
Key to abbreviation
ADR = American Depositary Receipts
American Funds Insurance Series — Global Small Capitalization Fund — Page 12 of 179

Growth Fund
Investment portfolio
December 31, 2018
Common stocks 91.48% Information technology 21.29%	Shares	Value (000)
Microsoft Corp.	10,468,400	$1,063,275
Broadcom Inc.	3,414,000	868,112
ASML Holding NV (New York registered)	1,278,400	198,944
ASML Holding NV	985,000	154,794
Visa Inc., Class A	2,650,400	349,694
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	31,814,000	231,687
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,419,592	89,307
ServiceNow, Inc.[2]	1,653,000	294,317
Intel Corp.	4,769,400	223,828
Workday, Inc., Class A2	1,123,000	179,321
Samsung Electronics Co., Ltd.[1]	3,901,400	134,758
Paycom Software, Inc.[2]	1,028,500	125,940
RingCentral, Inc., Class A2	1,433,100	118,145
Square, Inc., Class A2	1,716,400	96,273
Hexagon AB, Class B1	1,788,300	82,319
Jack Henry & Associates, Inc.	549,000	69,459
Autodesk, Inc.[2]	516,000	66,363
Mastercard Inc., Class A	313,000	59,047
Fiserv, Inc.[2]	740,400	54,412
FleetCor Technologies, Inc.[2]	271,000	50,330
Keyence Corp.[1]	88,000	44,653
PayPal Holdings, Inc.[2]	513,000	43,138
MongoDB, Inc., Class A2	508,521	42,583
Analog Devices, Inc.	490,000	42,057
Apple Inc.	251,500	39,672
Amphenol Corp., Class A	440,000	35,649
SK hynix, Inc.[1]	579,000	31,448
2U, Inc.[2]	600,000	29,832
Texas Instruments Inc.	300,500	28,397
Alteryx, Inc., Class A2	437,213	26,001
Global Payments Inc.	228,100	23,524
DocuSign, Inc.[2]	510,000	20,441
NetApp, Inc.	289,900	17,298
VeriSign, Inc.[2]	112,000	16,608
QUALCOMM Inc.	208,800	11,883
Adobe Inc.[2]	37,300	8,439
Intuit Inc.	42,000	8,268
Trimble Inc.[2]	230,400	7,582
LiveRamp Holdings, Inc.[2]	79,000	3,052
		4,990,850
Health care 16.77%
UnitedHealth Group Inc.	3,377,000	841,278
Regeneron Pharmaceuticals, Inc.[2]	1,341,000	500,864
Intuitive Surgical, Inc.[2]	940,500	450,424
Humana Inc.	1,056,200	302,580
American Funds Insurance Series — Growth Fund — Page 13 of 179

Common stocks (continued) Health care (continued)	Shares	Value (000)
Centene Corp.[2]	2,014,700	$232,295
Vertex Pharmaceuticals Inc.[2]	1,400,900	232,143
Boston Scientific Corp.[2]	4,791,000	169,314
Cigna Corp.	739,902	140,522
Thermo Fisher Scientific Inc.	622,100	139,220
Pfizer Inc.	1,975,000	86,209
Hologic, Inc.[2]	2,095,000	86,105
ResMed Inc.	755,000	85,972
Johnson & Johnson	648,100	83,637
Merck & Co., Inc.	930,000	71,061
Eli Lilly and Co.	550,800	63,739
CVS Health Corp.	862,934	56,539
DexCom, Inc.[2]	368,900	44,194
Biogen Inc.[2]	135,000	40,624
Verily Life Sciences LLC[1,2,3,4]	300,178	37,000
Bluebird Bio, Inc.[2]	346,600	34,383
Teva Pharmaceutical Industries Ltd. (ADR)	2,053,000	31,657
Abbott Laboratories	375,900	27,189
Danaher Corp.	242,600	25,017
Amgen Inc.	120,000	23,360
AstraZeneca PLC	290,900	21,776
Illumina, Inc.[2]	66,600	19,975
Neurocrine Biosciences, Inc.[2]	223,800	15,982
Incyte Corp.[2]	227,000	14,435
Stryker Corp.	84,000	13,167
Seattle Genetics, Inc.[2]	178,500	10,114
BioMarin Pharmaceutical Inc.[2]	91,800	7,817
Ultragenyx Pharmaceutical Inc.[2]	175,400	7,626
Molina Healthcare, Inc.[2]	58,100	6,752
Agios Pharmaceuticals, Inc.[2]	132,000	6,087
Allogene Therapeutics, Inc.[2]	145,800	3,926
		3,932,983
Communication services 13.53%
Facebook, Inc., Class A2	7,518,400	985,587
Alphabet Inc., Class C2	532,700	551,670
Alphabet Inc., Class A2	157,500	164,581
Netflix, Inc.[2]	2,401,060	642,668
Charter Communications, Inc., Class A2	997,380	284,223
Comcast Corp., Class A	7,616,400	259,339
Activision Blizzard, Inc.	3,895,800	181,427
T-Mobile US, Inc.[2]	1,017,000	64,691
CBS Corp., Class B	461,600	20,181
Spotify Technology SA2	160,000	18,160
		3,172,527
Consumer discretionary 13.10%
Amazon.com, Inc.[2]	531,016	797,570
Tesla, Inc.[2]	1,813,000	603,366
Home Depot, Inc.	2,568,237	441,274
NIKE, Inc., Class B	2,479,800	183,852
Ulta Beauty, Inc.[2]	700,000	171,388
LKQ Corp.[2]	3,200,000	75,936
MGM Resorts International	2,435,000	59,073
McDonald’s Corp.	325,000	57,710
American Funds Insurance Series — Growth Fund — Page 14 of 179

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Grand Canyon Education, Inc.[2]	500,000	$48,070
General Motors Co.	1,250,000	41,813
LVMH Moët Hennessy-Louis Vuitton SE	140,000	41,417
Booking Holdings Inc.[2]	24,000	41,338
Bright Horizons Family Solutions Inc.[2]	350,000	39,008
Hermès International	69,000	38,327
Alibaba Group Holding Ltd. (ADR)[2]	275,000	37,694
Restaurant Brands International Inc.	700,000	36,610
Ollie’s Bargain Outlet Holdings, Inc.[2]	500,000	33,255
Domino’s Pizza, Inc.	131,000	32,487
Etsy, Inc.[2]	650,000	30,921
Norwegian Cruise Line Holdings Ltd.[2]	670,000	28,401
Hilton Worldwide Holdings Inc.	372,200	26,724
Marriott International, Inc., Class A	235,000	25,512
Cie. Financière Richemont SA, Class A1	395,000	25,309
Toll Brothers, Inc.	737,000	24,269
Five Below, Inc.[2]	195,000	19,952
Sturm, Ruger & Co., Inc.	357,788	19,041
Paddy Power Betfair PLC	220,000	18,060
ServiceMaster Global Holdings, Inc.[2]	457,000	16,790
Wynn Resorts, Ltd.	141,200	13,966
Ross Stores, Inc.	153,800	12,796
YUM! Brands, Inc.	92,000	8,457
Las Vegas Sands Corp.	152,000	7,912
Chipotle Mexican Grill, Inc.[2]	17,400	7,513
EssilorLuxottica	54,800	6,935
		3,072,746
Financials 9.72%
Wells Fargo & Co.	7,294,754	336,142
Berkshire Hathaway Inc., Class A2	410	125,460
Berkshire Hathaway Inc., Class B2	413,434	84,415
BlackRock, Inc.	494,000	194,053
JPMorgan Chase & Co.	1,683,000	164,294
PNC Financial Services Group, Inc.	1,133,600	132,529
Intercontinental Exchange, Inc.	1,699,900	128,054
Goldman Sachs Group, Inc.	752,400	125,688
Legal & General Group PLC	40,158,246	118,239
Bank of America Corp.	4,015,000	98,930
First Republic Bank	939,000	81,599
CME Group Inc., Class A	394,400	74,195
Onex Corp.	1,342,800	73,130
Moody’s Corp.	503,000	70,440
Capital One Financial Corp.	911,100	68,870
T. Rowe Price Group, Inc.	627,500	57,931
SVB Financial Group[2]	286,700	54,450
Oaktree Capital Group, LLC	1,162,000	46,190
Marsh & McLennan Companies, Inc.	575,000	45,856
MarketAxess Holdings Inc.	180,000	38,036
State Street Corp.	460,900	29,069
Chubb Ltd.	216,000	27,903
Fifth Third Bancorp	980,000	23,059
Bank of New York Mellon Corp.	467,000	21,982
Morgan Stanley	411,000	16,296
Nasdaq, Inc.	198,000	16,151
American Funds Insurance Series — Growth Fund — Page 15 of 179

Common stocks (continued) Financials (continued)	Shares	Value (000)
Aon PLC, Class A	110,000	$15,990
RenaissanceRe Holdings Ltd.	57,100	7,634
London Stock Exchange Group PLC	66,000	3,417
		2,280,002
Industrials 5.14%
TransDigm Group Inc.[2]	717,100	243,857
MTU Aero Engines AG1	751,103	136,234
CSX Corp.	1,369,700	85,099
Boeing Co.	232,000	74,820
Norfolk Southern Corp.	490,200	73,305
Raytheon Co.	458,025	70,238
Northrop Grumman Corp.	282,500	69,184
ASGN Inc.[2]	1,074,125	58,540
Grafton Group PLC, units	5,926,200	48,569
Airbus SE, non-registered shares	462,900	44,530
Union Pacific Corp.	320,000	44,234
Safran SA	339,375	40,984
Waste Connections, Inc.	506,900	37,637
Equifax Inc.	363,900	33,890
Parker-Hannifin Corp.	225,000	33,556
Fortive Corp.	403,000	27,267
Westinghouse Air Brake Technologies Corp.	314,300	22,080
Masco Corp.	722,000	21,111
Lockheed Martin Corp.	80,000	20,947
Deere & Co.	70,100	10,457
Spirit Airlines, Inc.[2]	138,200	8,005
		1,204,544
Energy 5.04%
Concho Resources Inc.[2]	2,421,560	248,912
EOG Resources, Inc.	2,182,000	190,292
Diamondback Energy, Inc.	1,189,000	110,220
Chevron Corp.	1,000,000	108,790
Suncor Energy Inc.	3,588,116	100,216
Halliburton Co.	3,296,300	87,616
Noble Energy, Inc.	4,449,000	83,463
Royal Dutch Shell PLC, Class B (ADR)	760,100	45,560
Royal Dutch Shell PLC, Class B	632,900	18,877
Royal Dutch Shell PLC, Class A (ADR)	70,279	4,095
Cabot Oil & Gas Corp.	1,850,900	41,368
Murphy Oil Corp.	1,043,200	24,400
Enbridge Inc. (CAD denominated)	722,200	22,435
Schlumberger Ltd.	607,800	21,929
Pioneer Natural Resources Co.	111,500	14,665
Peyto Exploration & Development Corp.	2,344,000	12,156
Centennial Resource Development, Inc., Class A2	901,500	9,935
Parsley Energy, Inc., Class A2	567,000	9,061
Seven Generations Energy Ltd., Class A2	1,060,000	8,650
Canadian Natural Resources, Ltd. (CAD denominated)	329,100	7,941
Williams Companies, Inc.	329,000	7,254
Ensco PLC, Class A	1,151,800	4,100
		1,181,935
American Funds Insurance Series — Growth Fund — Page 16 of 179

Common stocks (continued) Materials 2.68%	Shares	Value (000)
Linde PLC	705,000	$110,008
Sherwin-Williams Co.	255,600	100,568
Alcoa Corp.[2]	2,520,200	66,987
DowDuPont Inc.	1,149,510	61,476
Goldcorp Inc.	5,095,000	49,931
Randgold Resources Ltd. (ADR)[1]	580,000	49,685
Franco-Nevada Corp.	660,270	46,299
LyondellBasell Industries NV	451,000	37,505
Norsk Hydro ASA[1]	7,388,468	33,575
Grupo México, SAB de CV, Series B	13,785,000	28,367
Celanese Corp.	287,300	25,849
Vale SA, ordinary nominative (ADR)	1,425,500	18,802
		629,052
Consumer staples 2.22%
Costco Wholesale Corp.	627,500	127,828
Kerry Group PLC, Class A	1,100,000	109,018
Philip Morris International Inc.	924,000	61,686
Altria Group, Inc.	1,175,700	58,068
British American Tobacco PLC	1,563,800	49,831
Coca-Cola Co.	525,000	24,859
Coca-Cola European Partners PLC	540,000	24,759
Constellation Brands, Inc., Class A	145,000	23,319
Walgreens Boots Alliance, Inc.	285,500	19,508
Mondelez International, Inc.	395,000	15,812
Church & Dwight Co., Inc.	69,800	4,590
		519,278
Real estate 1.59%
Equinix, Inc. REIT	433,500	152,835
American Tower Corp. REIT	600,400	94,977
Iron Mountain Inc. REIT	2,000,000	64,820
Crown Castle International Corp. REIT	303,900	33,012
Digital Realty Trust, Inc. REIT	245,000	26,105
		371,749
Utilities 0.40%
Exelon Corp.	1,705,000	76,896
Public Service Enterprise Group Inc.	334,200	17,395
		94,291
Total common stocks (cost: $14,970,485,000)		21,449,957
Convertible stocks 0.06% Consumer discretionary 0.06%
Uber Technologies, Inc., Series F, noncumulative convertible preferred[1,3,4]	268,677	13,104
Total convertible stocks (cost: $10,650,000)		13,104
Short-term securities 8.29%	Principal amount (000)
Apple Inc. 2.41% due 1/24/2019[5]	$106,100	105,923
Coca-Cola Co. 2.30%–2.40% due 1/4/2019–1/25/2019[5]	92,400	92,312
Emerson Electric Co. 2.40% due 1/9/2019[5]	15,000	14,991
American Funds Insurance Series — Growth Fund — Page 17 of 179

Short-term securities (continued)	Principal amount (000)	Value (000)
Fannie Mae 2.23% due 1/7/2019	$31,200	$31,190
Federal Home Loan Bank 2.22%–2.39% due 1/7/2019–2/21/2019	728,800	727,650
Freddie Mac 2.27% due 1/18/2019	25,000	24,973
IBM Credit LLC 2.42% due 1/16/2019[5]	100,000	99,892
Merck & Co. Inc. 2.46%–2.48% due 2/4/2019–2/19/2019[5]	83,000	82,747
National Rural Utilities Cooperative Finance Corp. 2.52% due 2/7/2019	46,500	46,376
Pfizer Inc. 2.31% due 1/15/2019[5]	31,800	31,767
U.S. Treasury Bills 2.16%–2.43% due 1/2/2019–5/2/2019	689,200	686,594
Total short-term securities (cost: $1,944,441,000)		1,944,415
Total investment securities 99.83% (cost: $16,925,576,000)		23,407,476
Other assets less liabilities 0.17%		40,385
Net assets 100.00%		$23,447,861
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $819,772,000, which represented 3.50% of the net assets of the fund. This amount includes $719,983,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Value determined using significant unobservable inputs.
[4]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $427,632,000, which represented 1.82% of the net assets of the fund.
Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Verily Life Sciences LLC	12/21/2018	$37,000	$37,000.16%
Uber Technologies, Inc., Series F, noncumulative convertible preferred	5/22/2015	10,650	13,104.05
Total private placement securities		$ 47,650	$ 50,104.21%
Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
American Funds Insurance Series — Growth Fund — Page 18 of 179

International Fund
Investment portfolio
December 31, 2018
Common stocks 88.00% Financials 15.22%	Shares	Value (000)
AIA Group Ltd.	40,985,700	$340,217
HDFC Bank Ltd.	7,804,100	237,169
HDFC Bank Ltd. (ADR)	498,647	51,655
Kotak Mahindra Bank Ltd.	6,186,048	111,334
Axis Bank Ltd.[1]	7,399,300	65,700
Axis Bank Ltd.[1,2,3,4]	3,222,055	26,034
Prudential PLC	3,810,265	68,089
Credit Suisse Group AG2	5,523,789	60,403
BNP Paribas SA	1,037,058	46,905
Barclays PLC	24,303,805	46,627
China Construction Bank Corp., Class H	40,808,000	33,666
Sberbank of Russia PJSC (ADR)	2,593,300	28,423
HSBC Holdings PLC (HKD denominated)	3,157,616	26,130
Banco Santander, SA	5,205,000	23,693
UBS Group AG2	1,827,927	22,761
Metropolitan Bank & Trust Co.[2]	13,415,804	20,681
Hana Financial Group Inc.[2]	534,000	17,383
Bank of China Ltd., Class H	35,810,000	15,457
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,575,000	14,395
KB Financial Group Inc.[2]	272,000	11,382
London Stock Exchange Group PLC	217,000	11,235
Intesa Sanpaolo SpA[2]	4,735,000	10,528
UniCredit SpA[2]	927,000	10,475
RSA Insurance Group PLC	1,542,100	10,095
PICC Property and Casualty Co. Ltd., Class H	9,250,000	9,462
Royal Bank of Canada	135,000	9,240
FinecoBank SpA[2]	850,000	8,527
Société Générale	245,575	7,828
Bharat Financial Inclusion Ltd.[1]	513,464	7,448
Hiscox Ltd.	272,000	5,620
St. James’s Place PLC	390,000	4,693
Türkiye Garanti Bankasi AS	2,690,000	4,046
Akbank TAS	2,900,000	3,759
Unione di Banche Italiane SpA[2]	193,524	560
		1,371,620
Industrials 13.93%
Airbus SE, non-registered shares	2,926,849	281,555
Yamato Holdings Co., Ltd.[2]	4,239,395	116,573
Rolls-Royce Holdings PLC[1]	10,833,188	114,606
Adani Ports & Special Economic Zone Ltd.	14,643,483	81,319
SMC Corp.[2]	266,100	80,325
Ryanair Holdings PLC (ADR)[1]	991,700	70,748
Melrose Industries PLC	33,132,733	69,196
Safran SA	549,000	66,298
Komatsu Ltd.[2]	2,435,500	52,340
American Funds Insurance Series — International Fund — Page 19 of 179

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Jardine Matheson Holdings Ltd.	646,600	$44,990
Nidec Corp.[2]	377,200	42,780
Airports of Thailand PCL, foreign registered[2]	18,157,000	35,735
Recruit Holdings Co., Ltd.[2]	1,405,300	33,990
Thales	276,000	32,255
Eiffage SA	326,000	27,252
International Container Terminal Services, Inc.[2]	12,890,350	24,516
Knorr-Bremse AG, non-registered shares[1,2]	236,105	21,226
Rheinmetall AG2	174,400	15,429
Shanghai International Airport Co., Ltd., Class A2	1,840,685	13,670
Babcock International Group PLC	1,574,000	9,816
Geberit AG2	16,800	6,533
Kawasaki Heavy Industries, Ltd.[2]	300,000	6,421
Alliance Global Group, Inc.[2]	20,000,000	4,525
BAE Systems PLC	555,300	3,250
		1,255,348
Health care 12.21%
Novartis AG2	3,279,000	280,111
Shire PLC	3,360,150	195,726
Teva Pharmaceutical Industries Ltd. (ADR)	7,166,598	110,509
Grifols, SA, Class B, preferred nonvoting, non-registered shares	3,026,230	55,962
Grifols, SA, Class A, non-registered shares	881,000	23,116
Grifols, SA, Class B (ADR)	793,690	14,572
Fresenius SE & Co. KGaA[2]	1,819,000	88,503
Chugai Pharmaceutical Co., Ltd.[2]	1,434,500	83,302
Daiichi Sankyo Co., Ltd.[2]	2,160,000	69,011
Hikma Pharmaceuticals PLC	2,761,980	60,410
Merck KGaA[2]	420,900	43,382
Takeda Pharmaceutical Co. Ltd.[2]	966,000	32,599
Fresenius Medical Care AG & Co. KGaA[2]	351,000	22,832
Sysmex Corp.[2]	230,700	11,089
Aier Eye Hospital Group Co., Ltd., Class A2	2,350,700	9,052
		1,100,176
Consumer discretionary 10.25%
Alibaba Group Holding Ltd. (ADR)[1]	1,104,000	151,325
Galaxy Entertainment Group Ltd.	18,284,000	116,282
Kering SA	176,551	83,260
Hyundai Motor Co.[2]	682,393	72,333
Industria de Diseño Textil, SA	2,566,027	65,710
Ryohin Keikaku Co., Ltd.[2]	248,400	59,976
EssilorLuxottica	399,340	50,536
Sands China Ltd.	11,098,000	48,613
Melco Resorts & Entertainment Ltd. (ADR)	2,152,400	37,925
Nitori Holdings Co., Ltd.[2]	281,600	35,185
Meituan Dianping, Class B1	5,258,200	29,479
Merlin Entertainments PLC	5,390,000	21,812
Toyota Motor Corp.[2]	316,300	18,515
LVMH Moët Hennessy-Louis Vuitton SE	57,050	16,877
Sony Corp.[2]	329,500	15,939
MercadoLibre, Inc.	53,000	15,521
Kingfisher PLC	5,851,000	15,475
William Hill PLC	6,980,000	13,790
Ctrip.com International, Ltd. (ADR)[1]	393,400	10,645
American Funds Insurance Series — International Fund — Page 20 of 179

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Midea Group Co., Ltd., Class A2	1,907,940	$10,302
Li & Fung Ltd.	60,242,000	9,463
Hyundai Mobis Co., Ltd.[2]	48,600	8,305
Just Eat PLC[1]	1,039,000	7,771
Petrobras Distribuidora S.A.	658,000	4,363
Global Brands Group Holding Ltd.[1]	83,074,000	3,766
		923,168
Consumer staples 6.67%
Pernod Ricard SA	929,337	152,584
Nestlé SA2	1,003,500	81,454
Kirin Holdings Co., Ltd.[2]	3,139,000	65,793
British American Tobacco PLC	1,862,200	59,339
Meiji Holdings Co., Ltd.[2]	479,200	39,156
Thai Beverage PCL	79,160,000	35,429
Treasury Wine Estates Ltd.	3,244,300	33,820
Philip Morris International Inc.	363,694	24,280
Imperial Brands PLC	760,000	23,026
JBS SA, ordinary nominative	7,072,000	21,148
LG Household & Health Care Ltd.[2]	19,000	18,742
Glanbia PLC	750,000	14,093
Kao Corp.[2]	184,000	13,655
Wal-Mart de México, SAB de CV, Series V	4,463,900	11,351
KOSÉ Corp.[2]	48,000	7,550
		601,420
Communication services 6.52%
Tencent Holdings Ltd.	4,992,087	200,181
SoftBank Group Corp.[2]	1,283,900	85,443
Nintendo Co., Ltd.[2]	216,239	57,577
Altice USA, Inc., Class A	3,195,600	52,791
Nippon Telegraph and Telephone Corp.[2]	883,500	36,106
Altice Europe NV, Class A1	16,758,527	32,623
Altice Europe NV, Class B1	1,077,927	2,099
Naspers Ltd., Class N	133,200	26,777
BT Group PLC	7,523,000	22,831
United Internet AG2	444,983	19,476
ITV PLC	8,441,291	13,433
América Móvil, SAB de CV, Series L (ADR)	667,857	9,517
América Móvil, SAB de CV, Series L	2,139,900	1,521
TalkTalk Telecom Group PLC	5,624,000	8,165
Intouch Holdings PCL, foreign registered[2]	4,631,000	6,779
ProSiebenSat.1 Media SE2	368,600	6,569
LG Uplus Corp.[2]	334,216	5,285
		587,173
Information technology 5.65%
Samsung Electronics Co., Ltd.[2]	4,945,950	170,838
ASML Holding NV	507,174	79,703
Worldpay, Inc., Class A (GBP denominated)[1]	512,797	39,543
Keyence Corp.[2]	65,900	33,439
SK hynix, Inc.[2]	536,000	29,113
Tokyo Electron Ltd.[2]	212,200	24,198
Hamamatsu Photonics KK2	702,688	23,696
Lenovo Group Ltd.	35,002,000	23,646
American Funds Insurance Series — International Fund — Page 21 of 179

Common stocks (continued) Information technology (continued)	Shares	Value (000)
PagSeguro Digital Ltd., Class A1	1,150,000	$21,540
Taiwan Semiconductor Manufacturing Co., Ltd.[2]	2,640,000	19,226
Murata Manufacturing Co., Ltd.[2]	124,000	16,810
Xiaomi Corp., Class B1	9,538,400	15,738
United Microelectronics Corp.[2]	19,000,000	6,914
AAC Technologies Holdings Inc.	825,246	4,790
		509,194
Materials 5.65%
Asahi Kasei Corp.[2]	11,328,780	116,444
Vale SA, ordinary nominative (ADR)	6,875,266	90,685
Vale SA, ordinary nominative	102,481	1,348
Teck Resources Ltd., Class B	3,152,000	67,856
Glencore PLC	14,640,827	54,370
First Quantum Minerals Ltd.	5,407,000	43,725
ArcelorMittal SA	1,582,000	32,880
Linde PLC[2]	146,300	23,224
CRH PLC	532,291	14,088
BASF SE2	160,500	11,118
Akzo Nobel NV	133,401	10,760
Fortescue Metals Group Ltd.	2,860,000	8,441
LafargeHolcim Ltd.[2]	196,000	8,073
Grasim Industries Ltd.	617,928	7,307
Hindalco Industries Ltd.	2,167,000	7,021
Evonik Industries AG2	268,010	6,702
Aluminum Corp. of China Ltd., Class H1	15,036,000	4,839
		508,881
Utilities 5.31%
ENN Energy Holdings Ltd.	14,004,000	124,204
China Gas Holdings Ltd.	24,134,000	85,989
Ørsted AS2	1,235,208	82,426
ENGIE SA	2,775,757	39,833
ENGIE SA, bonus shares[2]	302,758	4,345
China Resources Gas Group Ltd.	9,516,000	37,673
Naturgy Energy Group, SA	1,382,000	35,247
Suez	2,480,000	32,762
SSE PLC	1,475,155	20,335
E.ON SE2	1,549,000	15,300
		478,114
Energy 4.58%
Royal Dutch Shell PLC, Class B	3,191,000	95,174
Royal Dutch Shell PLC, Class A	1,440,256	42,360
Oil Search Ltd.	8,643,000	43,588
Suncor Energy Inc.	1,433,000	40,024
TOTAL SA	751,031	39,738
Canadian Natural Resources, Ltd. (CAD denominated)	1,380,000	33,297
Reliance Industries Ltd.	2,023,000	32,490
Cenovus Energy Inc.	3,412,000	23,993
Enbridge Inc. (CAD denominated)	460,595	14,308
Enbridge Inc. (CAD denominated)[4]	160,859	4,997
BP PLC	2,728,761	17,249
Saipem SpA, Class S1,2	4,409,000	16,445
American Funds Insurance Series — International Fund — Page 22 of 179

Common stocks (continued) Energy (continued)	Shares	Value (000)
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	472,400	$5,475
Ultrapar Participacoes SA, ordinary nominative	230,600	3,165
		412,303
Real estate 2.01%
China Overseas Land & Investment Ltd.	19,930,217	68,466
Ayala Land, Inc.[2]	58,363,700	45,046
Sun Hung Kai Properties Ltd.	2,951,666	42,067
China Resources Land Ltd.	3,930,000	15,106
CK Asset Holdings Ltd.	1,442,000	10,552
		181,237
Total common stocks (cost: $7,462,877,000)		7,928,634
Rights & warrants 0.14% Financials 0.07%
Axis Bank Ltd., warrants, expire 2019[1,2]	2,466,000	6,664
Real estate 0.07%
Vinhomes JSC, warrants, expire 2019[1,2]	2,008,487	6,382
Total rights & warrants (cost: $13,714,000)		13,046
Bonds, notes & other debt instruments 0.87% Corporate bonds & notes 0.50% Materials 0.31%	Principal amount (000)
First Quantum Minerals Ltd. 7.00% 2021[4]	$3,725	3,583
First Quantum Minerals Ltd. 7.25% 2022[4]	25,720	23,951
		27,534
Financials 0.10%
Turkiye Garanti Bankasi AS 5.875% 2023	1,700	1,610
Turkiye Garanti Bankasi AS 6.125% 2027[5]	9,000	7,755
		9,365
Consumer staples 0.09%
JBS ESAL LLC 6.25% 2023	6,155	6,124
JBS SA 7.25% 2024	1,845	1,867
		7,991
Total corporate bonds & notes		44,890
Bonds & notes of governments & government agencies outside the U.S. 0.37%
Brazil (Federative Republic of) 0% 2021	BRL42,802	9,171
Brazil (Federative Republic of) 0% 2022	4,000	818
Brazil (Federative Republic of) 10.00% 2027	8,345	2,255
Turkey (Republic of) 7.10% 2023	TRY71,125	9,434
Turkey (Republic of) 9.00% 2024	9,100	1,250
United Mexican States, Series M, 8.00% 2023	MXN203,000	10,090
		33,018
Total bonds, notes & other debt instruments (cost: $70,215,000)		77,908
American Funds Insurance Series — International Fund — Page 23 of 179

Short-term securities 10.84%	Principal amount (000)	Value (000)
American Honda Finance Corp. 2.58% due 2/19/2019	$50,000	$49,820
BASF SE 2.50% due 1/11/2019[4]	30,000	29,978
British Columbia (Province of) 2.48% due 1/28/2019	35,000	34,932
Canadian Imperial Bank of Commerce 2.31%–2.50% due 1/22/2019–1/25/2019[4]	100,000	99,839
Federal Home Loan Bank 2.15%–2.41% due 1/2/2019–3/21/2019	314,475	313,688
KfW 2.51% due 2/13/2019[4]	25,000	24,922
Mizuho Bank, Ltd. 2.61% due 2/25/2019[4]	75,000	74,694
Nestle Capital Corp. 2.68% due 3/19/2019[4]	20,000	19,889
Nordea Bank AB 2.78% due 3/18/2019[4]	25,000	24,855
Siemens Capital Co. LLC 2.50% due 2/19/2019[4]	55,000	54,808
Starbird Funding Corp. 2.42% due 1/2/2019–1/9/2019[4]	35,000	34,984
Toronto-Dominion Bank 2.50% due 1/7/2019[4]	20,000	19,991
Total Capital Canada Ltd. 2.51% due 2/1/2019[4]	20,000	19,954
Toyota Motor Credit Corp. 2.55% due 2/1/2019	50,000	49,891
U.S. Treasury Bill 2.38% due 2/19/2019	125,000	124,608
Total short-term securities (cost: $976,875,000)		976,853
Total investment securities 99.85% (cost: $8,523,681,000)		8,996,441
Other assets less liabilities 0.15%		13,669
Net assets 100.00%		$9,010,110
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized depreciation at 12/31/2018 (000)
Purchases (000)	Sales (000)
USD39,858	INR2,825,000	Goldman Sachs	1/17/2019	$(525)
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,613,221,000, which represented 29.00% of the net assets of the fund. This amount includes $2,569,796,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $462,479,000, which represented 5.13% of the net assets of the fund.
[5]	Step bond; coupon rate may change at a later date.
Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Axis Bank Ltd.	11/14/2017	$17,232	$26,034.29%

Key to abbreviations and symbol
ADR = American Depositary Receipts	GBP = British pounds	MXN = Mexican pesos
BRL = Brazilian reais	HKD = Hong Kong dollars	TRY = Turkish lira
CAD = Canadian dollars	INR = Indian rupees	USD/$ = U.S. dollars
American Funds Insurance Series — International Fund — Page 24 of 179

New World Fund®
Investment portfolio
December 31, 2018
Common stocks 79.74% Information technology 16.77%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	9,901,000	$72,104
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	400,000	14,764
PagSeguro Digital Ltd., Class A2	2,813,223	52,692
Broadcom Inc.	167,150	42,503
Temenos AG1	204,800	24,564
Microsoft Corp.	232,100	23,574
StoneCo Ltd., Class A2	1,275,126	23,513
Kingdee International Software Group Co. Ltd.	22,463,000	19,851
Keyence Corp.[1]	38,300	19,434
EPAM Systems, Inc.[2]	167,200	19,397
Samsung Electronics Co., Ltd.[1]	430,000	14,853
Samsung Electronics Co., Ltd., nonvoting preferred[1]	149,500	4,238
Visa Inc., Class A	132,000	17,416
Murata Manufacturing Co., Ltd.[1]	123,800	16,783
Mastercard Inc., Class A	85,500	16,129
Amphenol Corp., Class A	190,000	15,394
Amadeus IT Group SA, Class A, non-registered shares	191,300	13,335
Infineon Technologies AG1	493,600	9,821
TravelSky Technology Ltd., Class H	3,818,448	9,777
AAC Technologies Holdings Inc.	1,628,100	9,450
Largan Precision Co., Ltd.[1]	73,000	7,608
Halma PLC	357,600	6,217
ASML Holding NV	38,400	6,035
Globant SA2	105,000	5,914
Hexagon AB, Class B1	124,840	5,747
NVIDIA Corp.	42,000	5,607
Acacia Communications, Inc.[2]	138,000	5,244
Sunny Optical Technology (Group) Co., Ltd.	469,000	4,169
VeriSign, Inc.[2]	18,000	2,669
Intel Corp.	56,460	2,650
Tokyo Electron Ltd.[1]	21,000	2,395
Mellanox Technologies, Ltd.[2]	24,000	2,217
Western Union Co.	124,000	2,115
Inphi Corp.[2]	65,000	2,090
TE Connectivity Ltd.	27,500	2,080
Xiaomi Corp., Class B2	898,000	1,482
Renesas Electronics Corp.[1,2]	259,000	1,184
		505,015
Financials 10.94%
HDFC Bank Ltd.	2,688,876	81,716
AIA Group Ltd.	6,477,600	53,770
B3 SA - Brasil, Bolsa, Balcao	6,435,200	44,515
IndusInd Bank Ltd.	906,300	20,761
Shriram Transport Finance Co. Ltd.	1,150,000	20,425
Sberbank of Russia PJSC (ADR)	1,551,500	17,004
American Funds Insurance Series — New World Fund — Page 25 of 179

Common stocks (continued) Financials (continued)	Shares	Value (000)
Kotak Mahindra Bank Ltd.	820,842	$14,773
Bank Central Asia Tbk PT1	5,704,000	10,292
Credicorp Ltd.	44,900	9,953
Capitec Bank Holdings Ltd.	127,876	9,937
PICC Property and Casualty Co. Ltd., Class H	8,320,000	8,511
Vietnam Technological and Commercial Joint-stock Bank (The)[1,2]	5,805,516	6,971
Grupo Financiero Galicia SA, Class B (ADR)	235,000	6,479
China Construction Bank Corp., Class H	4,281,535	3,532
Prudential PLC	197,000	3,520
Bank of China Ltd., Class H	6,952,000	3,001
Metropolitan Bank & Trust Co.[1]	1,797,000	2,770
Türkiye Garanti Bankasi AS	1,570,000	2,361
Akbank TAS	1,700,000	2,204
Agricultural Bank of China Ltd., Class H	3,992,000	1,749
Ayala Corp.[1]	89,000	1,524
Bharat Financial Inclusion Ltd.[2]	98,544	1,429
UniCredit SpA[1]	112,637	1,273
Moscow Exchange MICEX-RTS PJSC[1]	783,000	910
		329,380
Energy 9.73%
Reliance Industries Ltd.	11,548,513	185,473
Royal Dutch Shell PLC, Class B	1,284,000	38,296
Royal Dutch Shell PLC, Class A	68,628	2,019
LUKOIL Oil Co. PJSC (ADR)	303,000	21,658
Novatek PJSC (GDR)	55,000	9,405
Ultrapar Participacoes SA, ordinary nominative	595,500	8,174
CNOOC Ltd.	4,303,000	6,649
Occidental Petroleum Corp.	87,000	5,340
China Petroleum & Chemical Corp., Class H	6,830,000	4,876
Baker Hughes, a GE Co., Class A	190,000	4,085
Exxon Mobil Corp.	32,000	2,182
Noble Energy, Inc.	82,000	1,538
Oil Search Ltd.	251,000	1,266
TOTAL SA	20,000	1,058
Chevron Corp.	8,000	870
		292,889
Consumer discretionary 9.40%
Alibaba Group Holding Ltd. (ADR)[2]	386,237	52,941
Sony Corp.[1]	767,000	37,102
General Motors Co.	542,000	18,130
Melco Resorts & Entertainment Ltd. (ADR)	931,500	16,413
MakeMyTrip Ltd., non-registered shares[2]	672,500	16,362
Marriott International, Inc., Class A	144,800	15,719
Galaxy Entertainment Group Ltd.	2,395,000	15,232
Maruti Suzuki India Ltd.	132,500	14,169
Domino’s Pizza, Inc.	42,100	10,440
Volkswagen AG, nonvoting preferred[1]	63,000	10,029
Meituan Dianping, Class B2	1,322,800	7,416
Meituan Dianping, Class B1,2,3	239,754	1,183
Ferrari NV1	81,300	8,088
Hermès International	11,700	6,499
Booking Holdings Inc.[2]	3,320	5,718
Pinduoduo Inc. (ADR)[2]	212,600	4,771
American Funds Insurance Series — New World Fund — Page 26 of 179

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
NIKE, Inc., Class B	54,000	$4,004
Samsonite International SA	1,221,000	3,469
Kering SA	6,700	3,160
LVMH Moët Hennessy-Louis Vuitton SE	10,400	3,077
Ctrip.com International, Ltd. (ADR)[2]	92,000	2,489
Suzuki Motor Corp.[1]	47,000	2,386
MercadoLibre, Inc.	8,000	2,343
Industria de Diseño Textil, SA	89,000	2,279
InterContinental Hotels Group PLC	41,000	2,214
Eicher Motors Ltd.	6,100	2,023
Toyota Motor Corp.[1]	33,000	1,932
Motherson Sumi Systems Ltd.	801,061	1,914
Zhongsheng Group Holdings Ltd.	840,000	1,665
Hyundai Motor Co.[1]	15,000	1,590
Hyundai Mobis Co., Ltd.[1]	9,000	1,538
MGM Resorts International	60,000	1,456
Accor SA	29,488	1,254
Vivo Energy PLC	670,000	1,067
Valeo SA, non-registered shares	35,000	1,023
GVC Holdings PLC	115,000	988
Midea Group Co., Ltd., Class A1	150,067	810
		282,893
Health care 8.35%
Yunnan Baiyao Group Co., Ltd., Class A1	2,730,912	29,419
BioMarin Pharmaceutical Inc.[2]	318,000	27,078
AstraZeneca PLC	268,500	20,099
CSL Ltd.	125,431	16,358
Carl Zeiss Meditec AG, non-registered shares[1]	202,318	15,832
Abbott Laboratories	213,000	15,406
Asahi Intecc Co., Ltd.[1]	270,300	11,403
Thermo Fisher Scientific Inc.	49,200	11,011
Ping An Healthcare and Technology Co. Ltd., Class H2	3,008,000	10,602
Koninklijke Philips NV	294,500	10,437
AbbVie Inc.	111,000	10,233
Novartis AG1	107,600	9,192
bioMérieux SA	134,200	8,841
Hypera SA, ordinary nominative	1,111,800	8,663
Teva Pharmaceutical Industries Ltd. (ADR)	465,000	7,170
Straumann Holding AG1	10,200	6,412
Merck & Co., Inc.	62,000	4,737
Notre Dame Intermédica Participações S.A.[2]	525,000	3,939
Zoetis Inc., Class A	40,000	3,422
Grifols, SA, Class B, preferred nonvoting, non-registered shares	172,000	3,181
HOYA Corp.[1]	52,000	3,128
NMC Health PLC	85,000	2,964
Pfizer Inc.	55,000	2,401
IHH Healthcare Bhd.	1,608,000	2,097
Hikma Pharmaceuticals PLC	87,000	1,903
WuXi AppTec Co., Ltd. Class H2	218,000	1,893
China Biologic Products Holdings, Inc.[2]	22,000	1,670
PerkinElmer, Inc.	16,500	1,296
Berry Genomics Co., Ltd., Class A1,2	107,500	501
		251,288
American Funds Insurance Series — New World Fund — Page 27 of 179

Common stocks (continued) Consumer staples 6.31%	Shares	Value (000)
British American Tobacco PLC	1,529,000	$48,722
JBS SA, ordinary nominative	9,930,600	29,696
Nestlé SA1	258,196	20,958
Kweichow Moutai Co., Ltd., Class A1	225,899	19,388
Kirin Holdings Co., Ltd.[1]	621,000	13,016
Godrej Consumer Products Ltd.	997,650	11,584
Pigeon Corp.[1]	230,600	9,850
a2 Milk Co. Ltd.[2]	713,228	5,184
GRUMA, SAB de CV, Series B	415,645	4,710
Herbalife Nutrition Ltd.[2]	77,000	4,539
Pernod Ricard SA	22,330	3,666
Chongqing Fuling Zhacai Group Co., Ltd., Class A1	1,122,000	3,553
Thai Beverage PCL	6,250,000	2,797
Fomento Económico Mexicano, SAB de CV	302,000	2,593
Coca-Cola HBC AG (CDI)	67,000	2,094
Coca-Cola FEMSA, SAB de CV, Series L	329,000	1,995
Kao Corp.[1]	24,000	1,781
CP ALL PCL, foreign registered[1]	768,000	1,624
Wal-Mart de México, SAB de CV, Series V	455,000	1,157
Anheuser-Busch InBev SA/NV	14,500	959
		189,866
Communication services 5.74%
Alphabet Inc., Class C2	47,300	48,984
Alphabet Inc., Class A2	16,900	17,660
Tencent Holdings Ltd.	591,600	23,723
Facebook, Inc., Class A2	162,200	21,263
YY Inc., Class A (ADR)[2]	274,000	16,402
Activision Blizzard, Inc.	328,300	15,289
Naspers Ltd., Class N	30,500	6,131
HUYA, Inc. (ADR)[2]	329,600	5,102
SoftBank Group Corp.[1]	61,000	4,059
América Móvil, SAB de CV, Series L (ADR)	150,000	2,138
América Móvil, SAB de CV, Series L	525,000	373
Baidu, Inc., Class A (ADR)[2]	15,800	2,506
Twenty-First Century Fox, Inc., Class A	51,200	2,464
Electronic Arts Inc.[2]	26,700	2,107
Intouch Holdings PCL, foreign registered[1]	1,192,000	1,745
Yandex NV, Class A2	60,000	1,641
Spotify Technology SA2	11,000	1,248
		172,835
Materials 5.59%
Vale SA, ordinary nominative	3,595,086	47,307
Vale SA, ordinary nominative (ADR)	395,000	5,210
First Quantum Minerals Ltd.	3,305,000	26,727
Rio Tinto PLC	290,000	13,787
En+ Group PLC (GDR)[1,3]	1,886,800	11,344
CCL Industries Inc., Class B, nonvoting	295,000	10,817
Tata Steel Ltd.	1,400,000	10,449
China Hongqiao Group Ltd.	15,552,000	8,838
UPL Ltd.	789,790	8,578
Koninklijke DSM NV	89,000	7,285
Glencore PLC	999,000	3,710
Air Products and Chemicals, Inc.	17,000	2,721
American Funds Insurance Series — New World Fund — Page 28 of 179

Common stocks (continued) Materials (continued)	Shares	Value (000)
International Flavors & Fragrances Inc.	20,000	$2,685
Teck Resources Ltd., Class B	121,000	2,605
SIG Combibloc Group AG1,2	242,000	2,572
Celanese Corp.	22,000	1,979
Klabin SA, units	451,400	1,849
		168,463
Industrials 4.49%
Azul SA, preference shares (ADR)[2]	866,446	23,992
Azul SA, preference shares[2]	838,500	7,788
Airbus SE, non-registered shares	280,229	26,957
Nidec Corp.[1]	151,400	17,171
Shanghai International Airport Co., Ltd., Class A1	2,200,532	16,343
Rumo SA2	2,038,000	8,939
Edenred SA	211,700	7,789
Boeing Co.	21,500	6,934
Safran SA	41,000	4,951
MTU Aero Engines AG1	20,500	3,718
Odisha Cement Ltd.[2]	181,606	2,861
Ryanair Holdings PLC (ADR)[2]	30,000	2,140
SMC Corp.[1]	6,000	1,811
Komatsu Ltd.[1]	67,000	1,440
Caterpillar Inc.	9,000	1,144
Johnson Controls International PLC	37,000	1,097
Guangzhou Baiyun International Airport Co. Ltd., Class A1	147,950	217
		135,292
Real estate 1.34%
American Tower Corp. REIT	176,800	27,968
Vinhomes JSC[1,2]	1,706,225	5,421
Ayala Land, Inc.[1]	2,614,000	2,017
Ayala Land, Inc., preference shares[1,2,4]	15,000,000	26
Central Pattana PCL, foreign registered[1]	820,000	1,886
Fibra Uno Administración, SA de CV REIT	1,297,496	1,442
China Overseas Land & Investment Ltd.	270,000	928
Longfor Group Holdings Ltd.	241,000	720
		40,408
Utilities 1.08%
ENN Energy Holdings Ltd.	1,580,000	14,013
Pampa Energía SA (ADR)[2]	310,000	9,861
China Resources Gas Group Ltd.	1,602,000	6,342
Infraestructura Energética Nova, SAB de CV	599,863	2,237
		32,453
Total common stocks (cost: $2,216,498,000)		2,400,782
Rights & warrants 0.11% Consumer staples 0.11%
Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 2022[1,3]	348,300	3,502
Total rights & warrants (cost: $3,452,000)		3,502
American Funds Insurance Series — New World Fund — Page 29 of 179

Bonds, notes & other debt instruments 3.09% Bonds & notes of governments & government agencies outside the U.S. 2.61%	Principal amount (000)	Value (000)
Argentine Republic (Badlar Private Banks ARS Index + 2.50%) 49.529% 2019[5]	ARS30,797	$819
Argentine Republic (Argentina Central Bank 7D Repo Reference Rate) 65.509% 2020[5]	4,162	119
Argentine Republic 6.875% 2021	$700	635
Argentine Republic (Badlar Private Banks ARS Index + 2.00%) 37.717% 2022[5]	ARS14,766	375
Argentine Republic 7.50% 2026	$525	422
Argentine Republic 8.28% 2033[6,7]	1,318	1,035
Argentine Republic 0% 2035	5,800	247
Bahrain (Kingdom of) 6.75% 2029[3]	1,000	982
Brazil (Federative Republic of) 10.00% 2023	BRL1,000	270
Brazil (Federative Republic of) 10.00% 2025	3,820	1,030
Brazil (Federative Republic of) Global 5.625% 2047	$1,995	1,889
Buenos Aires (City of) 8.95% 2021[6]	1,055	1,054
Colombia (Republic of) 4.50% 2026	250	250
Columbia (Republic of) 4.50% 2029	1,000	990
Cote d’Ivoire (Republic of) 5.25% 2030[6]	€1,100	1,115
Cote d’Ivoire (Republic of) 5.75% 2032[6,8]	$905	801
Dominican Republic 7.50% 2021[6]	800	828
Dominican Republic 5.50% 2025[3]	970	964
Dominican Republic 10.375% 2026	DOP24,000	469
Dominican Republic 8.625% 2027[3,6]	$575	660
Dominican Republic 11.25% 2027	DOP22,900	471
Dominican Republic 7.45% 2044[3]	$1,125	1,173
Dominican Republic 7.45% 2044	1,100	1,147
Dominican Republic 6.85% 2045[3]	500	494
Egypt (Arab Republic of) 5.577% 2023[3]	500	475
Egypt (Arab Republic of) 7.50% 2027[3]	640	612
Egypt (Arab Republic of) 6.588% 2028[3]	500	448
Egypt (Arab Republic of) 8.50% 2047	1,000	906
Egypt (Arab Republic of) 8.50% 2047[3]	490	444
Guatemala (Republic of) 4.375% 2027	1,100	1,018
Honduras (Republic of) 7.50% 2024[6]	500	527
Honduras (Republic of) 6.25% 2027	1,000	993
Indonesia (Republic of) 4.875% 2021	1,500	1,535
Indonesia (Republic of) 3.75% 2022	2,100	2,083
Indonesia (Republic of) 4.75% 2026[3]	2,100	2,132
Indonesia (Republic of) 5.25% 2042	550	554
Iraq (Republic of) 6.752% 2023	1,520	1,451
Iraq (Republic of) 5.80% 2028[6]	455	409
Jordan (Hashemite Kingdom of) 6.125% 2026[3]	230	221
Jordan (Hashemite Kingdom of) 5.75% 2027[3]	1,530	1,409
Kazahkstan (Republic of) 1.55% 2023	€110	127
Kazakhstan (Republic of) 5.125% 2025[3]	$900	954
Kazakhstan (Republic of) 2.375% 2028	€295	336
Kazakhstan (Republic of) 6.50% 2045[3]	$800	961
Kenya (Republic of) 6.875% 2024	1,350	1,272
Kenya (Republic of) 6.875% 2024[3]	900	848
Kuwait (State of) 2.75% 2022[3]	550	541
Morocco (Kingdom of) 4.25% 2022	1,400	1,407
Morocco (Kingdom of) 4.25% 2022[3]	250	251
Morocco (Kingdom of) 5.50% 2042	2,200	2,257
Nigeria (Republic of) 6.375% 2023	1,525	1,467
Pakistan (Islamic Republic of) 5.50% 2021[3]	900	871
Pakistan (Islamic Republic of) 8.25% 2024	300	303
Pakistan (Islamic Republic of) 8.25% 2025[3]	410	413
Pakistan (Islamic Republic of) 6.875% 2027[3]	500	455
American Funds Insurance Series — New World Fund — Page 30 of 179

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Panama (Republic of) 4.50% 2047[6]	$2,075	$2,023
Paraguay (Republic of) 4.625% 2023	250	252
Paraguay (Republic of) 5.00% 2026[3]	500	507
Paraguay (Republic of) 5.00% 2026	500	507
Paraguay (Republic of) 4.70% 2027[3]	800	794
Paraguay (Republic of) 4.70% 2027	500	496
Paraguay (Republic of) 5.60% 2048[3]	230	227
Peru (Republic of) 2.75% 2026	€855	1,064
Peru (Republic of) 6.55% 2037[6]	$382	484
Peru (Republic of) 5.625% 2050	130	153
Poland (Republic of) 3.25% 2026	300	294
Qatar (State of) 4.50% 2028[3]	1,500	1,569
Romania 2.875% 2029	€600	668
Romania 5.125% 2048[3]	$1,500	1,449
Russian Federation 4.375% 2029[3]	1,000	949
Saudi Arabia (Kingdom of) 2.375% 2021[3]	375	362
Saudi Arabia (Kingdom of) 2.894% 2022[3]	1,000	976
Saudi Arabia (Kingdom of) 3.25% 2026[3]	810	759
Saudi Arabia (Kingdom of) 3.625% 2028[3]	800	759
Senegal (Republic of) 4.75% 2028[6]	€1,000	1,058
South Africa (Republic of), Series R-186, 10.50% 2026	ZAR6,600	500
South Africa (Republic of), Series R-214, 6.50% 2041	14,450	701
Sri Lanka (Democratic Socialist Republic of) 6.00% 2019	$400	399
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	250	236
Sri Lanka (Democratic Socialist Republic of) 5.875% 2022	200	188
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025	410	370
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025	200	188
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026	1,010	937
Sri Lanka (Democratic Socialist Republic of) 6.20% 2027	600	531
Sri Lanka (Democratic Socialist Republic of) 6.20% 2027[3]	200	177
Turkey (Republic of) 10.70% 2022	TRY1,030	159
Turkey (Republic of) 7.10% 2023	2,120	281
Turkey (Republic of) 7.25% 2023	$900	927
Turkey (Republic of) 8.80% 2023	TRY1,850	257
Turkey (Republic of) 4.875% 2026	$1,820	1,617
Turkey (Republic of) 6.75% 2040	1,000	919
Turkey (Republic of) 6.00% 2041	650	550
Turkey (Republic of) 4.875% 2043	300	224
Ukraine Government 7.75% 2022	2,000	1,843
Ukraine Government 7.75% 2027	1,100	934
Ukraine Government 7.375% 2032[6]	1,200	956
United Mexican States 4.00% 2023	932	929
United Mexican States 4.15% 2027	700	678
United Mexican States 4.35% 2047	540	465
United Mexican States 5.75% 2110	140	132
United Mexican States, Series M20, 10.00% 2024	MXN11,000	595
United Mexican States, Series M, 5.75% 2026	10,000	430
Venezuela (Bolivarian Republic of) 7.75% 2019[9]	$1,149	267
Venezuela (Bolivarian Republic of) 6.00% 2020[9]	950	220
Venezuela (Bolivarian Republic of) 12.75% 2022[6,9]	85	20
Venezuela (Bolivarian Republic of) 9.00% 2023[9]	1,383	314
Venezuela (Bolivarian Republic of) 8.25% 2024[9]	299	70
Venezuela (Bolivarian Republic of) 7.65% 2025[9]	129	30
Venezuela (Bolivarian Republic of) 11.75% 2026[9]	64	16
Venezuela (Bolivarian Republic of) 9.25% 2027[9]	170	40
American Funds Insurance Series — New World Fund — Page 31 of 179

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Venezuela (Bolivarian Republic of) 7.00% 2028[9]	$64	$14
Venezuela (Bolivarian Republic of) 9.25% 2028[9]	319	74
Venezuela (Bolivarian Republic of) 11.95% 2031[6,9]	106	25
Venezuela (Bolivarian Republic of) 7.00% 2038[9]	107	25
		78,507
Corporate bonds & notes 0.48% Energy 0.23%
Gazprom OJSC 6.51% 2022[3]	600	628
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	300	263
Petrobras Global Finance Co. 6.125% 2022	218	224
Petrobras Global Finance Co. 4.375% 2023	310	296
Petrobras Global Finance Co. 6.25% 2024	90	92
Petrobras Global Finance Co. 8.75% 2026	850	955
Petrobras Global Finance Co. 5.75% 2029	1,095	1,016
Petrobras Global Finance Co. 6.85% 2115	314	282
Petróleos Mexicanos 6.375% 2021	505	512
Petróleos Mexicanos 3.50% 2023	1,045	948
Petróleos Mexicanos 6.875% 2026	600	585
Petróleos Mexicanos 6.35% 2048	612	491
YPF SA 8.50% 2025[3]	860	775
		7,067
Financials 0.08%
BBVA Bancomer SA 6.50% 2021[3]	525	546
HSBK (Europe) BV 7.25% 2021[3]	1,125	1,177
VEB Finance Ltd. 6.902% 2020	600	614
		2,337
Utilities 0.08%
Cemig Geração e Transmissão SA 9.25% 2024[3]	480	513
Eskom Holdings Ltd. 5.75% 2021[3]	985	931
State Grid Overseas Investment Ltd. 3.50% 2027[3]	900	868
		2,312
Industrials 0.04%
DP World Crescent 4.848% 2028[3]	835	819
Lima Metro Line Finance Ltd. 5.875% 2034[3,6]	335	335
		1,154
Other mortgage-backed securities 0.02%
Export Credit Bank of Turkey 5.375% 2021[3]	590	572
Health care 0.02%
Teva Pharmaceutical Finance Co. BV 3.15% 2026	700	535
Communication services 0.01%
Digicel Group Ltd. 6.00% 2021[3]	350	316
Grupo Televisa, SAB 7.25% 2043	MXN2,000	67
		383
Total corporate bonds & notes		14,360
Total bonds, notes & other debt instruments (cost: $97,609,000)		92,867
American Funds Insurance Series — New World Fund — Page 32 of 179

Short-term securities 16.68%	Principal amount (000)	Value (000)
American Honda Finance Corp. 2.35% due 1/10/2019	$25,000	$24,983
ANZ New Zealand (International) Ltd. 2.72% due 3/13/2019[3]	20,000	19,893
Argentinian Treasury Bills (10.94%)–5.59% due 2/28/2019–4/30/2020	ARS693,021	20,848
Bank of Nova Scotia 2.62% due 2/19/2019[3]	$50,000	49,820
Colgate-Palmolive Co. 2.39% due 1/14/2019[3]	20,000	19,981
Commonwealth Bank of Australia 2.50% due 1/23/2019[3]	49,600	49,522
Egyptian Treasury Bills 17.25% due 6/4/2019	EGP39,100	2,028
ExxonMobil Corp. 2.38% due 1/8/2019	$40,000	39,979
Federal Home Loan Bank 2.37% due 2/22/2019	95,500	95,169
Mizuho Bank, Ltd. 2.51% due 2/1/2019[3]	69,800	69,645
Nigerian Treasury Bills 11.30%–11.71% due 1/3/2019–2/14/2019	NGN240,330	654
Swedbank AB 2.56% due 2/1/2019	$88,900	88,705
Toronto-Dominion Bank 2.39% due 1/7/2019[3]	21,100	21,090
Total short-term securities (cost: $502,291,000)		502,317
Total investment securities 99.62% (cost: $2,819,850,000)		2,999,468
Other assets less liabilities 0.38%		11,411
Net assets 100.00%		$3,010,879
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2018 (000)
Purchases (000)	Sales (000)
INR120,000	USD1,673	HSBC Bank	1/10/2019	$44
USD1,689	INR120,000	Citibank	1/10/2019	(28)
EUR590	USD672	Morgan Stanley	1/14/2019	5
USD674	EUR590	JPMorgan Chase	1/14/2019	(2)
INR112,350	USD1,565	HSBC Bank	1/15/2019	41
USD1,586	INR112,350	HSBC Bank	1/15/2019	(20)
EUR385	USD439	Morgan Stanley	1/18/2019	3
USD439	EUR385	HSBC Bank	1/18/2019	(3)
USD406	EUR320	Citibank	3/6/2019	37
EUR320	USD366	Morgan Stanley	3/6/2019	2
USD531	EUR415	Goldman Sachs	3/8/2019	53
USD323	EUR255	Goldman Sachs	3/8/2019	29
EUR670	USD767	Morgan Stanley	3/8/2019	5
USD1,397	EUR1,100	JPMorgan Chase	3/15/2019	128
EUR1,100	USD1,259	Morgan Stanley	3/15/2019	9
				$303
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $486,458,000, which represented 16.16% of the net assets of the fund. This amount includes $463,432,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $277,296,000, which represented 9.21% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Coupon rate may change periodically.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[8]	Step bond; coupon rate may change at a later date.
[9]	Scheduled interest and/or principal payment was not received.
American Funds Insurance Series — New World Fund — Page 33 of 179

Key to abbreviations and symbols
ADR = American Depositary Receipts
ARS = Argentine pesos
BRL = Brazilian reais
CDI = CREST Depository Interest
DOP = Dominican pesos
EGP = Egyptian pounds
EUR/€ = Euros
GDR = Global Depositary Receipts
INR = Indian rupees
MXN = Mexican pesos
NGN = Nigerian naira
TRY = Turkish lira
USD/$ = U.S. dollars
ZAR = South African rand
American Funds Insurance Series — New World Fund — Page 34 of 179

Blue Chip Income and Growth Fund
Investment portfolio
December 31, 2018
Common stocks 94.94% Health care 25.24%	Shares	Value (000)
AbbVie Inc.	6,711,500	$618,733
Abbott Laboratories	5,764,000	416,910
Amgen Inc.	1,416,510	275,752
Gilead Sciences, Inc.	3,761,212	235,264
Teva Pharmaceutical Industries Ltd. (ADR)	10,833,800	167,057
Medtronic PLC	900,000	81,864
UnitedHealth Group Inc.	211,000	52,564
Thermo Fisher Scientific Inc.	209,600	46,907
Stryker Corp.	250,800	39,313
Merck & Co., Inc.	500,000	38,205
Humana Inc.	119,000	34,091
Bristol-Myers Squibb Co.	400,000	20,792
		2,027,452
Information technology 13.45%
Microsoft Corp.	2,612,000	265,301
Intel Corp.	5,515,000	258,819
QUALCOMM Inc.	3,845,300	218,836
Broadcom Inc.	385,000	97,898
Texas Instruments Inc.	780,000	73,710
Mastercard Inc., Class A	337,000	63,575
Apple Inc.	400,000	63,096
Automatic Data Processing, Inc.	160,000	20,979
Applied Materials, Inc.	559,000	18,302
		1,080,516
Consumer staples 12.67%
Philip Morris International Inc.	3,349,900	223,639
Coca-Cola Co.	3,558,000	168,471
Altria Group, Inc.	2,872,800	141,888
Costco Wholesale Corp.	591,255	120,444
British American Tobacco PLC (ADR)	3,723,112	118,618
Kimberly-Clark Corp.	500,000	56,970
Kellogg Co.	792,000	45,152
PepsiCo, Inc.	400,000	44,192
Mondelez International, Inc.	887,000	35,507
Kraft Heinz Co.	776,666	33,428
Lamb Weston Holdings, Inc.	400,000	29,424
		1,017,733
Energy 9.44%
EOG Resources, Inc.	2,713,800	236,671
Exxon Mobil Corp.	2,699,800	184,099
Royal Dutch Shell PLC, Class B (ADR)	1,737,000	104,116
Halliburton Co.	2,844,730	75,613
Canadian Natural Resources, Ltd.	2,673,000	64,499
American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 35 of 179

Common stocks (continued) Energy (continued)	Shares	Value (000)
Noble Energy, Inc.	2,862,000	$53,691
Williams Companies, Inc.	1,792,000	39,514
		758,203
Communication services 9.11%
Alphabet Inc., Class A1	184,550	192,847
Alphabet Inc., Class C1	20,500	21,230
Verizon Communications Inc.	3,306,480	185,890
Facebook, Inc., Class A1	1,089,000	142,757
CBS Corp., Class B	2,886,400	126,194
Viacom Inc., Class B	2,435,136	62,583
		731,501
Industrials 8.56%
General Dynamics Corp.	1,206,000	189,595
CSX Corp.	2,726,000	169,366
Illinois Tool Works Inc.	650,000	82,349
Union Pacific Corp.	400,000	55,292
United Technologies Corp.	500,000	53,240
Northrop Grumman Corp.	174,300	42,686
J.B. Hunt Transport Services, Inc.	427,500	39,775
Airbus Group SE (ADR)	1,401,000	33,316
General Electric Co.	2,400,000	18,168
Rolls-Royce Holdings PLC (ADR)	356,800	3,730
		687,517
Consumer discretionary 8.11%
Lowe’s Companies, Inc.	3,111,572	287,385
Marriott International, Inc., Class A	952,500	103,403
McDonald’s Corp.	500,000	88,785
General Motors Co.	1,752,800	58,631
Williams-Sonoma, Inc.	705,000	35,567
NIKE, Inc., Class B	450,000	33,363
Newell Brands Inc.	1,300,000	24,167
TJX Companies, Inc.	440,000	19,686
		650,987
Financials 4.89%
JPMorgan Chase & Co.	1,579,000	154,142
Charles Schwab Corp.	2,655,000	110,262
U.S. Bancorp	1,000,000	45,700
PNC Financial Services Group, Inc.	230,000	26,889
AIA Group Ltd. (ADR)	782,000	25,712
Wells Fargo & Co.	403,300	18,584
American International Group, Inc.	282,000	11,114
		392,403
Materials 1.68%
Linde PLC	665,700	103,876
Vale SA, ordinary nominative (ADR)	1,219,000	16,079
Freeport-McMoRan Inc.	1,450,000	14,949
		134,904
American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 36 of 179

Common stocks (continued) Real estate 1.24%	Shares	Value (000)
Kimco Realty Corp. REIT	2,844,000	$41,664
SBA Communications Corp. REIT[1]	180,000	29,140
Crown Castle International Corp. REIT	263,000	28,570
		99,374
Utilities 0.55%
Sempra Energy	331,000	35,811
NextEra Energy, Inc.	50,000	8,691
		44,502
Total common stocks (cost: $6,925,880,000)		7,625,092
Rights & warrants 0.05% Financials 0.05%
American International Group, Inc., warrants, expire 2021[1]	647,000	3,520
Total rights & warrants (cost: $10,088,000)		3,520
Short-term securities 4.85%	Principal amount (000)
Coca-Cola Co. 2.40% due 1/23/2019[2]	$15,000	14,976
Fannie Mae 2.23% due 1/2/2019	30,000	29,992
Federal Home Loan Bank 2.33%–2.36% due 1/18/2019–2/14/2019	154,500	154,194
Freddie Mac 2.36% due 2/20/2019	15,200	15,149
National Rural Utilities Cooperative Finance Corp. 2.40%–2.52% due 1/3/2019–2/7/2019	36,000	35,978
U.S. Treasury Bills 2.24%–2.38% due 1/2/2019–2/19/2019	99,300	99,160
United Parcel Service Inc. 2.38% due 1/11/2019[2]	40,000	39,972
Total short-term securities (cost: $389,429,000)		389,421
Total investment securities 99.84% (cost: $7,325,397,000)		8,018,033
Other assets less liabilities 0.16%		13,239
Net assets 100.00%		$8,031,272
[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $54,948,000, which represented .68% of the net assets of the fund.
Key to abbreviation
ADR = American Depositary Receipts
American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 37 of 179

Global Growth and Income Fund
Investment portfolio
December 31, 2018
Common stocks 91.72% Information technology 15.54%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	9,589,800	$69,838
Microsoft Corp.	416,000	42,253
Broadcom Inc.	145,500	36,998
Murata Manufacturing Co., Ltd.[1]	170,000	23,046
Apple Inc.	119,000	18,771
PagSeguro Digital Ltd., Class A2	998,752	18,707
Tableau Software, Inc., Class A2	104,000	12,480
ASML Holding NV	70,000	11,001
Halma PLC	610,000	10,605
GoDaddy Inc., Class A2	142,000	9,318
Temenos AG1	60,000	7,196
Amadeus IT Group SA, Class A, non-registered shares	83,500	5,821
Intel Corp.	120,600	5,660
TravelSky Technology Ltd., Class H	2,065,000	5,287
AAC Technologies Holdings Inc.	593,500	3,445
Afterpay Touch Group Ltd.[2]	195,000	1,703
		282,129
Health care 11.07%
UnitedHealth Group Inc.	272,825	67,966
Merck & Co., Inc.	282,000	21,548
Hologic, Inc.[2]	400,000	16,440
Novartis AG1	148,000	12,643
AstraZeneca PLC	167,000	12,501
Boston Scientific Corp.[2]	351,000	12,404
Centene Corp.[2]	101,000	11,645
AbbVie Inc.	90,000	8,297
Fleury SA, ordinary nominative	1,500,000	7,655
Hikma Pharmaceuticals PLC	340,000	7,437
Eli Lilly and Co.	45,000	5,207
Hypera SA, ordinary nominative	562,000	4,379
CSL Ltd.	32,300	4,213
Koninklijke Philips NV	100,000	3,544
William Demant Holding A/S1,2	102,000	2,899
Teladoc Health, Inc.[2]	47,000	2,330
		201,108
Financials 10.25%
AIA Group Ltd.	3,005,000	24,944
CME Group Inc., Class A	75,000	14,109
HDFC Bank Ltd.	444,000	13,493
DBS Group Holdings Ltd.	705,000	12,254
Blackstone Group LP	355,000	10,583
Ping An Insurance (Group) Co. of China, Ltd., Class H	1,195,000	10,553
B3 SA - Brasil, Bolsa, Balcao	1,500,000	10,376
Sberbank of Russia PJSC (ADR)	905,000	9,919
American Funds Insurance Series — Global Growth and Income Fund — Page 38 of 179

Common stocks (continued) Financials (continued)	Shares	Value (000)
JPMorgan Chase & Co.	92,000	$8,981
Bank Central Asia Tbk PT1	4,775,000	8,616
Bank Leumi le-Israel BM	1,409,898	8,521
CIT Group Inc.	201,750	7,721
Wells Fargo & Co.	122,000	5,622
BB Seguridade Participações SA	765,000	5,446
BlackRock, Inc.	13,500	5,303
Itaú Unibanco Holding SA, preferred nominative (ADR)	562,500	5,141
Toronto-Dominion Bank (CAD denominated)	102,000	5,070
ABN AMRO Group NV, depository receipts	197,000	4,636
Macquarie Group Ltd.	46,000	3,520
National Australia Bank Ltd.	194,394	3,296
Prudential PLC	177,000	3,163
Capital One Financial Corp.	32,000	2,419
Unione di Banche Italiane SpA[1]	621,000	1,797
UniCredit SpA[1]	56,319	636
		186,119
Communication services 10.13%
Nintendo Co., Ltd.[1]	289,000	76,951
Alphabet Inc., Class A2	26,500	27,691
Alphabet Inc., Class C2	9,000	9,321
Vivendi SA	715,200	17,438
Comcast Corp., Class A	296,000	10,079
SK Telecom Co., Ltd.[1]	37,500	9,067
Nexon Co., Ltd.[1,2]	585,000	7,532
Advanced Info Service PCL, foreign registered[1]	1,350,000	7,164
Verizon Communications Inc.	110,000	6,184
Facebook, Inc., Class A2	41,800	5,479
Activision Blizzard, Inc.	101,000	4,704
Netflix, Inc.[2]	8,700	2,329
		183,939
Industrials 9.89%
Airbus SE, non-registered shares	589,200	56,679
Boeing Co.	97,400	31,411
Safran SA	143,000	17,269
Lockheed Martin Corp.	45,000	11,783
CCR SA, ordinary nominative	4,025,000	11,631
Fosun International Ltd.	6,310,000	9,186
Stanley Black & Decker, Inc.	75,000	8,981
Rheinmetall AG1	80,500	7,122
ACS, Actividades de Construcción y Servicios, SA	153,846	5,963
Flughafen Zürich AG1	22,000	3,638
DCC PLC	45,600	3,479
Watsco, Inc.	23,500	3,270
Rockwool International A/S, Class B1	12,500	3,260
MTU Aero Engines AG1	16,300	2,956
VINCI SA	35,033	2,891
		179,519
Consumer discretionary 9.55%
Home Depot, Inc.	146,000	25,086
LVMH Moët Hennessy-Louis Vuitton SE	56,200	16,626
Carnival Corp., units	319,000	15,727
American Funds Insurance Series — Global Growth and Income Fund — Page 39 of 179

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Alibaba Group Holding Ltd. (ADR)[2]	93,500	$12,816
Daimler AG1	222,000	11,680
Norwegian Cruise Line Holdings Ltd.[2]	275,000	11,657
Bayerische Motoren Werke AG1	114,000	9,236
General Motors Co.	275,000	9,199
Restaurant Brands International Inc. (CAD denominated)	175,000	9,142
Royal Caribbean Cruises Ltd.	93,000	9,094
Sony Corp.[1]	174,000	8,417
Paddy Power Betfair PLC	90,000	7,388
Accor SA	163,500	6,952
NIKE, Inc., Class B	80,000	5,931
adidas AG1	28,000	5,852
Amazon.com, Inc.[2]	3,400	5,107
Melco Resorts & Entertainment Ltd. (ADR)	193,000	3,401
Fosun Tourism Group[2]	15,775	32
		173,343
Materials 6.53%
Vale SA, ordinary nominative	2,925,000	38,489
Vale SA, ordinary nominative (ADR)	505,000	6,661
Allegheny Technologies Inc.[2]	415,000	9,035
Koninklijke DSM NV	109,000	8,922
DowDuPont Inc.	144,544	7,730
James Hardie Industries PLC (CDI)	700,000	7,455
BHP Group PLC	350,000	7,368
CCL Industries Inc., Class B, nonvoting	192,500	7,059
PPG Industries, Inc.	58,000	5,929
Covestro AG, non-registered shares[1]	119,000	5,891
Rio Tinto PLC	115,000	5,467
LafargeHolcim Ltd.[1]	110,000	4,531
Randgold Resources Ltd.[1]	48,500	4,012
		118,549
Energy 6.04%
Reliance Industries Ltd.	3,195,148	51,315
Royal Dutch Shell PLC, Class B	450,000	13,422
Galp Energia, SGPS, SA, Class B	708,000	11,190
ConocoPhillips	156,000	9,727
BP PLC	1,330,000	8,407
Canadian Natural Resources, Ltd. (CAD denominated)	136,000	3,281
Canadian Natural Resources, Ltd.	120,000	2,896
Chevron Corp.	51,000	5,548
WorleyParsons Ltd.	483,919	3,893
		109,679
Consumer staples 5.58%
Nestlé SA1	488,700	39,668
British American Tobacco PLC	937,000	29,858
Walgreens Boots Alliance, Inc.	100,000	6,833
Keurig Dr Pepper Inc.	235,000	6,025
Coca-Cola European Partners PLC	95,000	4,356
Coca-Cola FEMSA, SAB de CV, Series L	710,000	4,305
Coca-Cola Co.	90,000	4,261
American Funds Insurance Series — Global Growth and Income Fund — Page 40 of 179

Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
Sysco Corp.	62,000	$3,885
a2 Milk Co. Ltd.[2]	295,000	2,144
		101,335
Real estate 3.69%
MGM Growth Properties LLC REIT, Class A	676,200	17,858
Gaming and Leisure Properties, Inc. REIT	425,000	13,732
Daito Trust Construction Co., Ltd.[1]	60,000	8,216
Digital Realty Trust, Inc. REIT	72,000	7,672
Crown Castle International Corp. REIT	53,000	5,757
Prologis, Inc. REIT	90,000	5,285
Vonovia SE1	104,442	4,740
Iron Mountain Inc. REIT	118,000	3,824
		67,084
Utilities 3.45%
Ørsted AS1	491,552	32,802
Enel SpA[1]	2,780,000	16,066
Naturgy Energy Group, SA	370,000	9,437
Public Service Enterprise Group Inc.	85,000	4,424
		62,729
Total common stocks (cost: $1,481,838,000)		1,665,533
Bonds, notes & other debt instruments 2.17% Corporate bonds & notes 2.17% Communication services 1.87%	Principal amount (000)
Sprint Corp. 7.25% 2021	$ 33,000	33,858
Health care 0.30%
Teva Pharmaceutical Finance Co. BV 3.15% 2026	7,225	5,526
Total bonds, notes & other debt instruments (cost: $38,299,000)		39,384
Short-term securities 5.89%
BASF SE 2.50% due 1/11/2019[3]	15,000	14,989
Federal Home Loan Bank 2.15%–2.38% due 1/2/2019–2/19/2019	57,200	57,104
KfW 2.51% due 2/13/2019[3]	25,000	24,922
Starbird Funding Corp. 2.42% due 1/2/2019[3]	10,000	9,999
Total short-term securities (cost: $107,023,000)		107,014
Total investment securities 99.78% (cost: $1,627,160,000)		1,811,931
Other assets less liabilities 0.22%		3,943
Net assets 100.00%		$1,815,874
American Funds Insurance Series — Global Growth and Income Fund — Page 41 of 179

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation at 12/31/2018 (000)
Purchases (000)	Sales (000)
USD7,748	AUD10,500	Citibank	1/11/2019	$351
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $395,472,000, which represented 21.78% of the net assets of the fund. This amount includes $391,460,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $49,910,000, which represented 2.75% of the net assets of the fund.
Key to abbreviations
ADR = American Depositary Receipts
AUD = Australian dollars
CAD = Canadian dollars
CDI = CREST Depository Interest
USD/$ = U.S. dollars
American Funds Insurance Series — Global Growth and Income Fund — Page 42 of 179

Growth-Income Fund
Investment portfolio
December 31, 2018
Common stocks 90.59% Health care 15.91%	Shares	Value (000)
AbbVie Inc.	7,288,241	$671,903
UnitedHealth Group Inc.	2,286,268	569,555
Gilead Sciences, Inc.	7,114,800	445,031
Amgen Inc.	2,283,200	444,470
Abbott Laboratories	4,812,269	348,071
Merck & Co., Inc.	3,714,380	283,816
Cigna Corp.	1,277,418	242,607
Eli Lilly and Co.	1,567,600	181,403
Johnson & Johnson	1,013,000	130,728
Stryker Corp.	821,523	128,774
Hologic, Inc.[1]	2,573,300	105,763
AstraZeneca PLC	747,200	55,934
AstraZeneca PLC (ADR)	1,228,600	46,662
Thermo Fisher Scientific Inc.	458,000	102,496
Novartis AG2	1,199,821	102,496
Edwards Lifesciences Corp.[1]	580,000	88,839
Seattle Genetics, Inc.[1]	1,536,306	87,047
Incyte Corp.[1]	1,330,900	84,632
Illumina, Inc.[1]	280,500	84,130
Pfizer Inc.	1,877,251	81,942
Humana Inc.	282,000	80,787
PerkinElmer, Inc.	1,000,000	78,550
Elanco Animal Health Inc.[1]	1,598,610	50,404
Daiichi Sankyo Co., Ltd.[2]	1,392,000	44,474
Bluebird Bio, Inc.[1]	412,200	40,890
Novo Nordisk A/S, Class B2	740,242	33,945
Ultragenyx Pharmaceutical Inc.[1]	741,800	32,253
Agios Pharmaceuticals, Inc.[1]	612,920	28,262
GlaxoSmithKline PLC	1,482,100	28,170
Allakos Inc.[1]	306,100	16,000
Allogene Therapeutics, Inc.[1]	458,500	12,347
CVS Health Corp.	161,300	10,568
Neurocrine Biosciences, Inc.[1]	140,600	10,040
		4,752,989
Information technology 13.79%
Microsoft Corp.	9,710,500	986,297
Broadcom Inc.	1,985,134	504,780
Intel Corp.	9,945,900	466,761
Texas Instruments Inc.	3,188,582	301,321
Accenture PLC, Class A	1,490,900	210,232
QUALCOMM Inc.	3,500,275	199,201
Visa Inc., Class A	1,160,200	153,077
Mastercard Inc., Class A	804,100	151,693
GoDaddy Inc., Class A1	1,644,970	107,943
Amphenol Corp., Class A	1,143,000	92,606
American Funds Insurance Series — Growth-Income Fund — Page 43 of 179

Common stocks (continued) Information technology (continued)	Shares	Value (000)
Xilinx, Inc.	1,017,000	$86,618
Taiwan Semiconductor Manufacturing Co., Ltd.[2]	10,637,000	77,464
Euronet Worldwide, Inc.[1]	744,400	76,212
NetApp, Inc.	1,244,000	74,229
Ceridian HCM Holding Inc.[1]	1,862,700	64,245
Teradata Corp.[1]	1,587,757	60,906
International Business Machines Corp.	500,000	56,835
Global Payments Inc.	498,100	51,369
Automatic Data Processing, Inc.	390,000	51,137
Atlassian Corporation PLC, Class A1	553,200	49,224
Fiserv, Inc.[1]	536,700	39,442
Motorola Solutions, Inc.	300,000	34,512
Apple Inc.	190,500	30,049
TE Connectivity Ltd.	391,000	29,571
Arista Networks, Inc.[1]	138,200	29,119
ON Semiconductor Corp.[1]	1,491,600	24,626
SAP SE2	239,500	23,867
First Data Corp., Class A1	1,399,541	23,666
ASML Holding NV (New York registered)	112,700	17,538
StoneCo Ltd., Class A1	797,000	14,697
Trimble Inc.[1]	413,300	13,602
Worldpay, Inc., Class A1	175,000	13,375
Carbon Black, Inc.[1]	153,723	2,063
		4,118,277
Financials 11.01%
JPMorgan Chase & Co.	4,986,230	486,756
Bank of New York Mellon Corp.	6,217,700	292,667
CME Group Inc., Class A	1,464,600	275,521
Wells Fargo & Co.	5,210,100	240,081
Intercontinental Exchange, Inc.	3,183,555	239,817
Aon PLC, Class A	1,214,800	176,583
Berkshire Hathaway Inc., Class B1	814,500	166,305
Chubb Ltd.	1,095,100	141,465
American International Group, Inc.	3,207,141	126,393
Marsh & McLennan Companies, Inc.	1,580,200	126,021
Moody’s Corp.	817,558	114,491
State Street Corp.	1,795,500	113,242
Willis Towers Watson PLC	739,000	112,225
Exor NV2	1,600,000	86,439
Banco Santander, SA	16,095,805	73,269
UniCredit SpA[2]	5,468,000	61,791
Kotak Mahindra Bank Ltd.	3,417,778	61,512
Nasdaq, Inc.	703,300	57,368
M&T Bank Corp.	333,600	47,748
HDFC Bank Ltd.	1,290,000	39,204
Toronto-Dominion Bank	750,000	37,290
AIA Group Ltd.	4,300,000	35,694
London Stock Exchange Group PLC	665,000	34,430
Bank of Montreal	461,200	30,131
Charles Schwab Corp.	566,000	23,506
PNC Financial Services Group, Inc.	162,000	18,939
Huntington Bancshares Inc.	1,505,700	17,948
UBS Group AG2	1,343,666	16,731
SunTrust Banks, Inc.	172,700	8,711
American Funds Insurance Series — Growth-Income Fund — Page 44 of 179

Common stocks (continued) Financials (continued)	Shares	Value (000)
OFG Bancorp	518,535	$8,535
Progressive Corp.	119,100	7,185
SVB Financial Group[1]	33,200	6,305
BB&T Corp.	91,000	3,942
		3,288,245
Communication services 10.28%
Alphabet Inc., Class C1	348,784	361,204
Alphabet Inc., Class A1	317,250	331,514
Facebook, Inc., Class A1	4,975,927	652,294
Netflix, Inc.[1]	1,266,777	339,066
Verizon Communications Inc.	4,588,600	257,971
Twenty-First Century Fox, Inc., Class A	4,796,000	230,784
Comcast Corp., Class A	5,903,800	201,024
Charter Communications, Inc., Class A1	430,969	122,813
CBS Corp., Class B	2,481,600	108,496
Vodafone Group PLC	52,726,321	102,756
Viacom Inc., Class B	3,516,900	90,384
Activision Blizzard, Inc.	1,727,800	80,464
IAC/InterActiveCorp[1]	438,800	80,318
Tencent Holdings Ltd.	1,295,500	51,949
Electronic Arts Inc.[1]	473,000	37,324
Inmarsat PLC	4,268,510	20,636
		3,068,997
Industrials 9.19%
General Dynamics Corp.	2,033,000	319,608
Airbus SE, non-registered shares	2,559,564	246,223
BWX Technologies, Inc.[3]	5,290,948	202,273
Textron Inc.	3,831,077	176,191
TransDigm Group Inc.[1]	485,800	165,201
Equifax Inc.	1,406,200	130,959
Norfolk Southern Corp.	840,000	125,614
CSX Corp.	1,996,600	124,049
L3 Technologies, Inc.	707,000	122,778
Safran SA	989,103	119,446
Waste Connections, Inc.	1,309,600	97,238
Union Pacific Corp.	620,077	85,713
United Technologies Corp.	787,300	83,832
Harris Corp.	600,000	80,790
Waste Management, Inc.	767,700	68,318
BAE Systems PLC	11,317,000	66,238
Northrop Grumman Corp.	250,000	61,225
Middleby Corp.[1]	497,000	51,057
Westinghouse Air Brake Technologies Corp.	722,300	50,741
Deere & Co.	280,326	41,816
General Electric Co.	5,227,900	39,575
Old Dominion Freight Line, Inc.	270,000	33,342
Stanley Black & Decker, Inc.	271,000	32,449
Huntington Ingalls Industries, Inc.	163,500	31,116
Boeing Co.	95,450	30,783
Lockheed Martin Corp.	109,900	28,776
Masco Corp.	954,000	27,895
Covanta Holding Corp.	2,019,800	27,106
Meggitt PLC	4,499,152	27,010
American Funds Insurance Series — Growth-Income Fund — Page 45 of 179

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Nielsen Holdings PLC	856,400	$19,980
Caterpillar Inc.	129,000	16,392
RELX PLC	535,800	11,039
		2,744,773
Consumer staples 8.91%
Coca-Cola Co.	8,433,100	399,307
Philip Morris International Inc.	3,686,270	246,095
British American Tobacco PLC	6,830,460	217,653
British American Tobacco PLC (ADR)	479,440	15,275
Pernod Ricard SA	1,233,233	202,480
Costco Wholesale Corp.	807,200	164,435
Carlsberg A/S, Class B2	1,390,224	147,718
Mondelez International, Inc.	3,567,400	142,803
Nestlé SA2	1,606,846	130,428
Walgreens Boots Alliance, Inc.	1,845,600	126,110
Herbalife Nutrition Ltd.[1]	2,137,000	125,976
Procter & Gamble Co.	1,353,178	124,384
L’Oréal SA, bonus shares[2]	470,000	108,347
Lamb Weston Holdings, Inc.	1,370,000	100,777
Altria Group, Inc.	1,950,000	96,311
Kirin Holdings Co., Ltd.[2]	3,380,000	70,844
PepsiCo, Inc.	498,419	55,065
Keurig Dr Pepper Inc.	1,998,615	51,244
Diageo PLC	1,220,000	43,463
Church & Dwight Co., Inc.	446,400	29,355
Reckitt Benckiser Group PLC	300,000	22,993
Avon Products, Inc.[1]	13,199,000	20,062
Kroger Co.	360,000	9,900
Hormel Foods Corp.	206,600	8,818
		2,659,843
Energy 6.84%
Exxon Mobil Corp.	5,277,700	359,886
Chevron Corp.	2,725,900	296,551
EOG Resources, Inc.	2,406,800	209,897
Enbridge Inc. (CAD denominated)	5,120,559	159,071
Enbridge Inc. (CAD denominated)[4]	1,340,553	41,644
Royal Dutch Shell PLC, Class B (ADR)	1,415,800	84,863
Royal Dutch Shell PLC, Class B	1,800,000	53,686
Royal Dutch Shell PLC, Class A (ADR)	305,348	17,793
Schlumberger Ltd.	4,270,400	154,076
Canadian Natural Resources, Ltd. (CAD denominated)	4,464,200	107,714
ConocoPhillips	1,644,010	102,504
Concho Resources Inc.[1]	893,800	91,874
Williams Companies, Inc.	4,043,200	89,152
Baker Hughes, a GE Co., Class A	2,522,600	54,236
TOTAL SA	1,001,197	52,974
Kinder Morgan, Inc.	3,264,200	50,203
ONEOK, Inc.	500,000	26,975
Ensco PLC, Class A	7,215,100	25,686
Occidental Petroleum Corp.	285,200	17,506
Noble Energy, Inc.	540,000	10,130
Whitecap Resources Inc.	2,849,000	9,078
Tullow Oil PLC[1]	3,674,051	8,387
American Funds Insurance Series — Growth-Income Fund — Page 46 of 179

Common stocks (continued) Energy (continued)	Shares	Value (000)
TransCanada Corp.	168,534	$6,018
Suncor Energy Inc.	213,650	5,967
Halliburton Co.	202,800	5,390
Golar LNG Ltd.	22,600	492
		2,041,753
Consumer discretionary 6.35%
Amazon.com, Inc.[1]	350,400	526,290
Lowe’s Companies, Inc.	2,000,000	184,720
Marriott International, Inc., Class A	1,323,700	143,701
NIKE, Inc., Class B	1,819,000	134,861
Home Depot, Inc.	725,420	124,642
Booking Holdings Inc.[1]	57,000	98,178
Toyota Motor Corp.[2]	1,325,000	77,563
Hilton Worldwide Holdings Inc.	1,032,720	74,149
Hasbro, Inc.	800,000	65,000
Starbucks Corp.	992,930	63,945
McDonald’s Corp.	300,000	53,271
Signet Jewelers Ltd.	1,674,500	53,199
Wynn Resorts, Ltd.	490,966	48,561
Tiffany & Co.	561,900	45,239
Ferrari NV2	390,000	38,797
Newell Brands Inc.	1,725,000	32,068
InterContinental Hotels Group PLC	517,400	27,942
Ross Stores, Inc.	334,200	27,805
Chipotle Mexican Grill, Inc.[1]	59,710	25,782
YUM! Brands, Inc.	205,630	18,901
Cedar Fair, LP	358,675	16,965
Aramark	465,000	13,471
		1,895,050
Materials 4.69%
Celanese Corp.	3,329,233	299,531
Vale SA, ordinary nominative (ADR)	14,557,884	192,018
Vale SA, ordinary nominative	3,570,848	46,988
DowDuPont Inc.	3,404,500	182,073
Linde PLC	1,152,000	179,758
International Flavors & Fragrances Inc.	1,267,500	170,187
Freeport-McMoRan Inc.	9,055,000	93,357
Mosaic Co.	2,522,400	73,679
Tata Steel Ltd.	6,775,000	50,564
Rio Tinto PLC	1,020,655	48,525
Allegheny Technologies Inc.[1]	1,092,000	23,773
Centerra Gold Inc.[1]	2,917,909	12,525
PPG Industries, Inc.	111,700	11,419
Alcoa Corp.[1]	372,000	9,888
Asahi Kasei Corp.[2]	619,000	6,362
		1,400,647
Real estate 1.79%
Crown Castle International Corp. REIT	1,827,000	198,467
American Tower Corp. REIT	699,900	110,717
Iron Mountain Inc. REIT	3,310,321	107,288
Equinix, Inc. REIT	131,600	46,397
American Funds Insurance Series — Growth-Income Fund — Page 47 of 179

Common stocks (continued) Real estate (continued)	Shares	Value (000)
Weyerhaeuser Co. REIT[1]	1,952,541	$42,683
MGM Growth Properties LLC REIT, Class A	1,142,500	30,173
		535,725
Utilities 1.68%
Sempra Energy	1,840,000	199,070
American Electric Power Co., Inc.	1,628,000	121,677
Edison International	1,524,900	86,569
E.ON SE2	5,598,029	55,293
AES Corp.	2,780,600	40,207
		502,816
Mutual funds 0.15%
Altaba Inc.[1]	789,243	45,729
Total common stocks (cost: $22,571,835,000)		27,054,844
Convertible stocks 0.13% Real estate 0.13%
Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	36,900	38,828
Total convertible stocks (cost: $39,390,000)		38,828
Convertible bonds 0.09% Energy 0.09%	Principal amount (000)
Weatherford International PLC, convertible notes, 5.875% 2021	$ 43,359	27,617
Total convertible bonds (cost: $43,359,000)		27,617
Short-term securities 9.11%
3M Co. 2.40% due 1/7/2019[4]	40,000	39,982
Apple Inc. 2.41%–2.47% due 2/5/2019–2/8/2019[4]	150,000	149,601
Chariot Funding, LLC 2.61%–2.68% due 2/19/2019–3/6/2019[4]	86,500	86,122
Chevron Corp. 2.50% due 2/11/2019[4]	30,000	29,913
Coca-Cola Co. 2.27% due 1/3/2019[4]	20,000	19,996
ExxonMobil Corp. 2.46% due 2/5/2019	100,000	99,752
Federal Home Loan Bank 2.20%–2.41% due 1/4/2019–3/26/2019	1,219,600	1,215,496
Freddie Mac 2.27% due 1/22/2019	50,000	49,932
General Dynamics Corp. 2.52% due 1/10/2019[4]	45,000	44,970
Jupiter Securitization Co., LLC 2.67% due 3/1/2019[4]	25,000	24,889
Merck & Co. Inc. 2.35%–2.50% due 1/29/2019–2/27/2019[4]	126,900	126,512
Paccar Financial Corp. 2.43% due 1/16/2019	20,000	19,978
Pfizer Inc. 2.45% due 2/11/2019[4]	17,961	17,907
Procter & Gamble Co. 2.30% due 1/15/2019[4]	50,000	49,948
U.S. Treasury Bills 2.27%–2.43% due 1/17/2019–5/2/2019	672,600	669,783
Wal-Mart Stores, Inc. 2.46%–2.50% due 1/7/2019–1/22/2019[4]	75,000	74,932
Total short-term securities (cost: $2,719,773,000)		2,719,713
Total investment securities 99.92% (cost: $25,374,357,000)		29,841,002
Other assets less liabilities 0.08%		23,133
Net assets 100.00%		$29,864,135
American Funds Insurance Series — Growth-Income Fund — Page 48 of 179

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,082,559,000, which represented 3.62% of the net assets of the fund. This amount includes $974,212,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $706,416,000, which represented 2.37% of the net assets of the fund.
Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
American Funds Insurance Series — Growth-Income Fund — Page 49 of 179

International Growth and Income Fund
Investment portfolio
December 31, 2018
Common stocks 89.17% Financials 18.67%	Shares	Value (000)
HDFC Bank Ltd.	1,228,800	$37,344
Zurich Insurance Group AG1	92,200	27,498
AIA Group Ltd.	1,833,000	15,215
KB Financial Group Inc.[1]	356,500	14,918
Swedbank AB, Class A1	611,000	13,631
GT Capital Holdings, Inc.[1]	733,589	13,598
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,486,950	13,591
Prudential PLC	738,000	13,188
Banco Santander, SA	2,611,538	11,888
Sumitomo Mitsui Financial Group, Inc.[1]	308,000	10,218
Haci Ömer Sabanci Holding AS	6,520,900	9,265
PICC Property and Casualty Co. Ltd., Class H	7,905,000	8,086
St. James’s Place PLC	524,000	6,305
Credit Suisse Group AG1	576,077	6,299
BNP Paribas SA	137,300	6,210
Banco Bilbao Vizcaya Argentaria, SA	825,000	4,382
Banco Bilbao Vizcaya Argentaria, SA (ADR)	337,643	1,786
Sampo Oyj, Class A1	138,000	6,075
Bank Rakyat Indonesia (Persero) Tbk PT1	20,420,000	5,179
Axis Bank Ltd.[2]	565,899	5,025
Moscow Exchange MICEX-RTS PJSC[1]	4,172,000	4,850
Sony Financial Holdings Inc.[1]	250,000	4,672
Lloyds Banking Group PLC	6,746,000	4,458
ABN AMRO Group NV, depository receipts	188,000	4,424
Banca Mediolanum SpA[1]	266,912	1,553
		249,658
Health care 13.34%
Shire PLC	927,000	53,997
Novartis AG1	426,145	36,404
Fresenius SE & Co. KGaA[1]	551,600	26,838
Daiichi Sankyo Co., Ltd.[1]	561,000	17,924
Teva Pharmaceutical Industries Ltd. (ADR)	662,000	10,208
Takeda Pharmaceutical Co. Ltd.[1]	266,000	8,976
China Biologic Products Holdings, Inc.[2]	91,000	6,908
Merck KGaA[1]	63,950	6,591
Hikma Pharmaceuticals PLC	278,771	6,097
Chugai Pharmaceutical Co., Ltd.[1]	76,300	4,431
		178,374
Industrials 8.49%
Airbus SE, non-registered shares	253,960	24,430
Shanghai International Airport Co., Ltd., Class A1	2,855,033	21,203
ASSA ABLOY AB, Class B1	681,100	12,151
Adani Ports & Special Economic Zone Ltd.	2,008,779	11,155
Airports of Thailand PCL, foreign registered[1]	5,250,000	10,333
American Funds Insurance Series — International Growth and Income Fund — Page 50 of 179

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Rolls-Royce Holdings PLC[2]	838,400	$8,870
SMC Corp.[1]	23,300	7,033
Aena SME, SA, non-registered shares	40,800	6,346
ALD SA	513,000	6,113
Komatsu Ltd.[1]	184,600	3,967
International Container Terminal Services, Inc.[1]	1,000,000	1,902
		113,503
Energy 7.09%
Royal Dutch Shell PLC, Class A	1,933,691	56,872
Royal Dutch Shell PLC, Class B	138,000	4,116
TOTAL SA	399,350	21,130
Canadian Natural Resources, Ltd. (CAD denominated)	197,000	4,753
Cenovus Energy Inc.	645,000	4,536
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	221,700	2,569
Petróleo Brasileiro SA (Petrobras), preferred nominative	143,000	837
		94,813
Materials 7.06%
Rio Tinto PLC	874,100	41,557
Vale SA, ordinary nominative (ADR)	1,386,000	18,281
Yara International ASA[1]	343,000	13,223
Akzo Nobel NV	105,700	8,526
Glencore PLC	1,880,000	6,981
Air Liquide SA, non-registered shares	47,000	5,840
		94,408
Real estate 7.04%
Sun Hung Kai Properties Ltd.	2,227,000	31,739
CK Asset Holdings Ltd.	3,939,348	28,826
Daito Trust Construction Co., Ltd.[1]	95,500	13,077
China Resources Land Ltd.	3,162,000	12,155
China Overseas Land & Investment Ltd.	2,444,000	8,396
		94,193
Consumer staples 7.04%
British American Tobacco PLC	1,075,402	34,268
Pernod Ricard SA	128,650	21,123
Coca-Cola Icecek AS, Class C	2,631,000	15,351
Imperial Brands PLC	316,016	9,574
Philip Morris International Inc.	109,400	7,304
Kirin Holdings Co., Ltd.[1]	313,000	6,560
		94,180
Communication services 6.31%
Tencent Holdings Ltd.	440,700	17,672
BT Group PLC	4,859,461	14,748
Yandex NV, Class A2	470,000	12,855
1&1 Drillisch AG1	172,000	8,773
SoftBank Group Corp.[1]	85,000	5,657
LG Uplus Corp.[1]	356,595	5,639
Nippon Telegraph and Telephone Corp.[1]	125,800	5,141
ProSiebenSat.1 Media SE1	282,000	5,025
Singapore Telecommunications Ltd.	2,011,000	4,323
American Funds Insurance Series — International Growth and Income Fund — Page 51 of 179

Common stocks (continued) Communication services (continued)	Shares	Value (000)
Intouch Holdings PCL, foreign registered[1]	1,983,000	$2,903
RTL Group SA, non-registered shares[1]	32,100	1,717
		84,453
Utilities 6.08%
Ørsted AS1	441,200	29,441
ENN Energy Holdings Ltd.	1,658,000	14,705
Naturgy Energy Group, SA	400,000	10,202
ENGIE SA	498,000	7,147
Iberdrola, SA, non-registered shares	807,869	6,496
E.ON SE1	611,000	6,035
SSE PLC	281,100	3,875
National Grid PLC	345,970	3,370
		81,271
Consumer discretionary 4.49%
LVMH Moët Hennessy-Louis Vuitton SE	48,000	14,200
EssilorLuxottica	105,000	13,288
Kering SA	16,600	7,828
Galaxy Entertainment Group Ltd.	1,100,000	6,996
Sands China Ltd.	972,000	4,258
Inchcape PLC	589,000	4,140
Alibaba Group Holding Ltd. (ADR)[2]	28,600	3,920
Hyundai Motor Co.[1]	28,300	3,000
Hyundai Mobis Co., Ltd.[1]	13,875	2,371
		60,001
Information technology 3.56%
Samsung Electronics Co., Ltd.[1]	417,500	14,421
Tokyo Electron Ltd.[1]	96,500	11,004
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	1,464,000	10,662
ASML Holding NV	37,500	5,893
Lenovo Group Ltd.	8,290,000	5,600
		47,580
Total common stocks (cost: $1,222,804,000)		1,192,434
Bonds, notes & other debt instruments 1.14% Bonds & notes of governments & government agencies outside the U.S. 0.61%	Principal amount (000)
Brazil (Federative Republic of) 10.00% 2025	BRL22,000	5,932
Portuguese Republic 3.875% 2030	€1,640	2,237
		8,169
Corporate bonds & notes 0.53% Energy 0.29%
Petróleos Mexicanos 6.875% 2026	$3,617	3,525
Petróleos Mexicanos 6.35% 2048	454	364
		3,889
American Funds Insurance Series — International Growth and Income Fund — Page 52 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care 0.24%	Principal amount (000)	Value (000)
Teva Pharmaceutical Finance Co. BV 3.15% 2026	$1,060	$811
Teva Pharmaceutical Finance Co. BV 4.10% 2046	1,160	770
Valeant Pharmaceuticals International, Inc. 6.125% 2025[3]	1,865	1,632
		3,213
Total corporate bonds & notes		7,102
Total bonds, notes & other debt instruments (cost: $15,574,000)		15,271
Short-term securities 9.40%
BASF SE 2.62% due 2/5/2019[3]	10,000	9,975
Federal Home Loan Bank 2.22%–2.41% due 1/2/2019–3/21/2019	49,700	49,556
KfW 2.43% due 1/11/2019[3]	23,200	23,183
L’Oréal USA, Inc. 2.50% due 1/16/2019[3]	10,000	9,989
National Rural Utilities Cooperative Finance Corp. 2.50% due 2/6/2019	18,100	18,054
Siemens Capital Corp. 2.50% due 1/16/2019[3]	15,000	14,984
Total short-term securities (cost: $125,744,000)		125,741
Total investment securities 99.71% (cost: $1,364,122,000)		1,333,446
Other assets less liabilities 0.29%		3,812
Net assets 100.00%		$1,337,258
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $410,893,000, which represented 30.73% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $59,763,000, which represented 4.47% of the net assets of the fund.
Key to abbreviations and symbol
ADR = American Depositary Receipts
BRL = Brazilian reais
€ = Euros
American Funds Insurance Series — International Growth and Income Fund — Page 53 of 179

Capital Income Builder®
Investment portfolio
December 31, 2018
Common stocks 68.05% Financials 10.16%	Shares	Value (000)
CME Group Inc., Class A	73,016	$13,736
Zurich Insurance Group AG1	23,867	7,118
Wells Fargo & Co.	148,000	6,820
Sampo Oyj, Class A1	130,569	5,747
Svenska Handelsbanken AB, Class A1	475,408	5,274
DBS Group Holdings Ltd.	293,600	5,103
Swedbank AB, Class A1	201,038	4,485
JPMorgan Chase & Co.	38,000	3,710
Huntington Bancshares Inc.	247,700	2,953
Lloyds Banking Group PLC	4,434,000	2,930
Oversea-Chinese Banking Corp. Ltd.	327,796	2,708
Intesa Sanpaolo SpA[1]	1,099,089	2,444
KBC Groep NV	25,141	1,633
Société Générale	42,000	1,339
Nasdaq, Inc.	16,200	1,321
Bank of China Ltd., Class H	1,894,000	818
MONETA Money Bank, AS, non-registered shares[1]	137,053	442
		68,581
Consumer staples 9.24%
Philip Morris International Inc.	145,220	9,695
Coca-Cola Co.	177,700	8,414
Diageo PLC	233,000	8,301
Altria Group, Inc.	150,370	7,427
British American Tobacco PLC	189,300	6,032
Nestlé SA1	69,277	5,623
Imperial Brands PLC	141,500	4,287
Carlsberg A/S, Class B1	31,721	3,370
Danone SA	39,903	2,812
Walgreens Boots Alliance, Inc.	41,000	2,802
Reckitt Benckiser Group PLC	29,200	2,238
Japan Tobacco Inc.[1]	59,500	1,420
		62,421
Information technology 8.94%
Broadcom Inc.	47,700	12,129
Microsoft Corp.	99,520	10,108
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	1,277,800	9,306
Intel Corp.	176,700	8,292
QUALCOMM Inc.	140,900	8,019
HP Inc.	170,500	3,488
Vanguard International Semiconductor Corp.[1]	1,510,700	2,890
VTech Holdings Ltd.	328,400	2,718
Delta Electronics, Inc.[1]	482,200	2,025
MediaTek Inc.[1]	185,300	1,372
		60,347
American Funds Insurance Series — Capital Income Builder — Page 54 of 179

Common stocks (continued) Real estate 7.81%	Shares	Value (000)
Crown Castle International Corp. REIT	118,400	$12,862
American Tower Corp. REIT	68,369	10,815
Link Real Estate Investment Trust REIT	582,500	5,899
Unibail-Rodamco-Westfield, non-registered shares REIT	32,500	5,042
Digital Realty Trust, Inc. REIT	43,000	4,582
Iron Mountain Inc. REIT	124,500	4,035
Nexity SA, Class A, non-registered shares	81,189	3,665
CK Asset Holdings Ltd.	332,500	2,433
Longfor Group Holdings Ltd.	644,000	1,924
TAG Immobilien AG1	63,600	1,451
		52,708
Energy 6.62%
Enbridge Inc. (CAD denominated)	335,970	10,437
Royal Dutch Shell PLC, Class B	321,740	9,596
Royal Dutch Shell PLC, Class B (ADR)	8,500	509
Royal Dutch Shell PLC, Class A	101	3
Williams Companies, Inc.	231,200	5,098
Occidental Petroleum Corp.	82,400	5,058
Helmerich & Payne, Inc.	90,500	4,338
Inter Pipeline Ltd.	297,600	4,216
Schlumberger Ltd.	83,400	3,009
Chevron Corp.	22,600	2,459
		44,723
Communication services 6.02%
Vodafone Group PLC	5,377,800	10,481
Verizon Communications Inc.	119,950	6,743
Koninklijke KPN NV	2,175,375	6,381
HKT Trust and HKT Ltd., units	3,699,240	5,329
Modern Times Group MTG AB, Class B1	104,880	3,469
NTT DoCoMo, Inc.[1]	121,700	2,744
SES SA, Class A (FDR)	118,666	2,272
Nintendo Co., Ltd.[1]	8,000	2,130
Gannett Co., Inc.	132,999	1,134
		40,683
Health care 5.69%
AstraZeneca PLC	105,100	7,867
AstraZeneca PLC (ADR)	145,100	5,511
Johnson & Johnson	60,200	7,769
Pfizer Inc.	158,900	6,936
Eli Lilly and Co.	26,600	3,078
Gilead Sciences, Inc.	43,800	2,740
GlaxoSmithKline PLC	137,100	2,606
Roche Holding AG, nonvoting, non-registered shares[1]	7,627	1,889
		38,396
Utilities 5.52%
Edison International	135,100	7,670
Enel SpA[1]	1,284,246	7,422
SSE PLC	477,689	6,585
Iberdrola, SA, non-registered shares	495,604	3,985
National Grid PLC	357,100	3,478
Infratil Ltd.	1,291,737	3,165
American Funds Insurance Series — Capital Income Builder — Page 55 of 179

Common stocks (continued) Utilities (continued)	Shares	Value (000)
Exelon Corp.	55,800	$2,516
AES Corp.	169,000	2,444
		37,265
Consumer discretionary 3.52%
Las Vegas Sands Corp.	154,300	8,031
Sands China Ltd.	1,128,000	4,941
Greene King PLC	610,500	4,108
InterContinental Hotels Group PLC	68,100	3,678
Burberry Group PLC	78,200	1,730
BCA Marketplace PLC	460,000	1,290
		23,778
Industrials 3.12%
Airbus SE, non-registered shares	73,714	7,091
Boeing Co.	17,900	5,773
Air New Zealand Ltd.	1,738,359	3,617
United Technologies Corp.	23,700	2,524
Kühne + Nagel International AG1	16,085	2,067
		21,072
Materials 1.41%
DowDuPont Inc.	58,900	3,150
Givaudan SA1	1,202	2,783
Nutrien Ltd.	48,020	2,257
Asahi Kasei Corp.[1]	131,900	1,356
		9,546
Total common stocks (cost: $480,374,000)		459,520
Rights & warrants 0.00% Energy 0.00%
Ultra Petroleum Corp., warrants, expire 2025[1,2,3]	1,750	—
Total rights & warrants (cost: $1,000)		—
Convertible stocks 0.91% Utilities 0.61%
Sempra Energy, Series A, 6.00% convertible preferred 2021	43,400	4,128
Real estate 0.30%
Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	1,900	1,999
Total convertible stocks (cost: $6,292,000)		6,127
Bonds, notes & other debt instruments 24.91% U.S. Treasury bonds & notes 13.84% U.S. Treasury 13.02%	Principal amount (000)
U.S. Treasury 2.625% 2021	$215	216
U.S. Treasury 2.875% 2021	3,000	3,034
U.S. Treasury 1.625% 2022	6,050	5,872
American Funds Insurance Series — Capital Income Builder — Page 56 of 179

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 1.875% 2022	$4,900	$4,801
U.S. Treasury 1.875% 2022	1,000	979
U.S. Treasury 2.00% 2022	15,000	14,741
U.S. Treasury 2.00% 2022	3,000	2,947
U.S. Treasury 2.125% 2022	8,800	8,681
U.S. Treasury 1.75% 2023	4,000	3,877
U.S. Treasury 2.625% 2023	4,060	4,082
U.S. Treasury 2.625% 2023	1,886	1,896
U.S. Treasury 2.75% 2023	3,770	3,810
U.S. Treasury 2.875% 2023	3,100	3,152
U.S. Treasury 2.00% 2025	13,200	12,729
U.S. Treasury 2.625% 2025	5	5
U.S. Treasury 2.00% 2026	7,500	7,160
U.S. Treasury 2.875% 2028	1,500	1,525
U.S. Treasury 3.125% 2028	41	43
U.S. Treasury 2.875% 2045	200	195
U.S. Treasury, principal only, 0% 2047	12,400	5,188
U.S. Treasury 3.00% 2048	981	977
U.S. Treasury 3.125% 2048[4]	2,000	2,041
		87,951
U.S. Treasury inflation-protected securities 0.82%
U.S. Treasury Inflation-Protected Security 0.625% 2023[5]	5,599	5,512
Total U.S. Treasury bonds & notes		93,463
Mortgage-backed obligations 6.96% Federal agency mortgage-backed obligations 6.72%
Fannie Mae 4.00% 2046[6]	1,051	1,073
Fannie Mae 4.00% 2047[6]	9,196	9,385
Fannie Mae 4.00% 2047[6]	793	809
Fannie Mae 4.50% 2048[6,7]	6,846	7,099
Fannie Mae 4.50% 2048[6]	5,816	6,033
Fannie Mae 4.50% 2048[6]	5,689	5,901
Fannie Mae 3.50% 2049[6,7]	500	500
Freddie Mac 2.50% 2032[6]	96	93
Freddie Mac 2.50% 2033[6]	142	138
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.50% 2056[6]	517	508
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 2.75% 2056[6,8]	255	248
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[6]	492	476
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.50% 2057[6,8]	202	197
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[6]	3,052	3,019
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[6]	158	157
Freddie Mac Seasoned Loan Structured Transaction, Series 2018-2, Class A1, 3.50% 2028[6,8]	1,956	1,923
Government National Mortgage Assn. 4.50% 2049[6,7]	4,525	4,683
Government National Mortgage Assn. 5.00% 2049[6,7]	2,190	2,278
Government National Mortgage Assn. 5.00% 2049[6,7]	311	323
Government National Mortgage Assn. 5.647% 2059[6]	1	1
Government National Mortgage Assn. 5.46% 2060[6]	42	43
Government National Mortgage Assn. 4.362% 2061[6]	8	8
Government National Mortgage Assn. 4.81% 2061[6]	1	1
Government National Mortgage Assn. 6.87% 2061[6]	7	7
Government National Mortgage Assn. 4.575% 2062[6]	32	32
Government National Mortgage Assn. 4.605% 2062[6]	171	173
Government National Mortgage Assn. 4.302% 2063[6]	106	107
American Funds Insurance Series — Capital Income Builder — Page 57 of 179

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 4.443% 2063[6]	$45	$46
Government National Mortgage Assn. 4.561% 2063[6]	114	115
		45,376
Collateralized mortgage-backed obligations (privately originated) 0.24%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 2048[6,8,9]	881	882
Finance of America Structured Securities Trust, Series 2017-HB1, Class A, 2.321% 2027[1,6,8,9]	141	141
Homeward Opportunities Fund Trust, Series 2018-1, 3.766% 2048[6,9]	309	309
Nationstar HECM Loan Trust, Series 2018-2, Class A, 3.188% 2028[1,6,9]	250	250
		1,582
Total mortgage-backed obligations		46,958
Corporate bonds & notes 3.97% Financials 0.98%
American Express Co. 3.70% 2021	440	444
American International Group, Inc. 4.20% 2028	30	29
American International Group, Inc. 4.75% 2048	100	92
Bank of America Corp. 4.271% 2029 (3-month USD-LIBOR + 1.31% on 7/23/2028)[10]	206	205
Barclays Bank PLC 4.972% 2029 (3-month USD-LIBOR + 1.902% on 5/16/2028)[10]	200	193
BB&T Corp. 6.85% 2019	100	101
BNP Paribas 3.375% 2025[9]	250	236
Citigroup Inc. 4.075% 2029 (3-month USD-LIBOR + 1.192% on 4/23/2028)[10]	266	260
CME Group Inc. 4.15% 2048	100	102
Cooperatieve Rabobank UA 2.75% 2023	250	242
Danske Bank AS 2.80% 2021[9]	250	244
Goldman Sachs Group, Inc. 4.223% 2029 (3-month USD-LIBOR + 1.301% on 5/1/2028)[10]	303	292
Groupe BPCE SA 2.75% 2023[9]	250	240
Groupe BPCE SA 4.00% 2024	285	287
HSBC Holdings PLC 3.64% 2024[8]	250	244
Intesa Sanpaolo SpA 5.71% 2026[9]	375	344
Intesa Sanpaolo SpA 3.875% 2027[9]	200	173
JPMorgan Chase & Co. 6.30% 2019	200	202
JPMorgan Chase & Co. 4.25% 2020	300	305
JPMorgan Chase & Co. 4.203% 2029 (3-month USD-LIBOR + 1.26% on 7/23/2028)[10]	266	266
JPMorgan Chase & Co. 4.452% 2029 (3-month USD-LIBOR + 1.33% on 12/5/2028)[10]	609	621
Metropolitan Life Global Funding I 2.40% 2021[9]	225	222
Morgan Stanley 5.50% 2020	300	309
Morgan Stanley 3.875% 2026	51	50
Morgan Stanley 3.625% 2027	99	94
New York Life Global Funding 3.00% 2028[9]	150	144
Nuveen, LLC 4.00% 2028[9]	45	47
Wells Fargo & Co. 4.60% 2021	300	307
Wells Fargo & Co. 3.55% 2023	300	299
		6,594
Utilities 0.83%
AEP Transmission Co. LLC 4.25% 2048	45	46
American Electric Power Co., Inc. 3.65% 2021	300	302
American Electric Power Co., Inc. 4.30% 2028	530	540
CenterPoint Energy, Inc. 3.85% 2024	160	161
Consolidated Edison Co. of New York, Inc. 4.65% 2048	140	146
Consumers Energy Co. 4.35% 2049	255	266
DTE Energy Co. 3.70% 2023	203	202
American Funds Insurance Series — Capital Income Builder — Page 58 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Duke Energy Corp. 2.65% 2026	$115	$105
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[10]	120	121
Emera US Finance LP 4.75% 2046	120	116
Enel Finance International SA 3.625% 2027[9]	215	190
Entergy Corp. 5.125% 2020	200	204
Entergy Corp. 2.95% 2026	280	259
Eversource Energy 4.25% 2029	125	128
Mississippi Power Co. 4.25% 2042	335	311
Pacific Gas and Electric Co. 2.45% 2022	210	187
Pacific Gas and Electric Co. 4.65% 2028[9]	284	251
Public Service Co. of Colorado 4.10% 2048	100	99
SCANA Corp. 6.25% 2020	400	410
SCANA Corp. 4.75% 2021	350	354
SCANA Corp. 4.125% 2022	160	160
South Carolina Electric & Gas Co. 3.50% 2021	500	502
South Carolina Electric & Gas Co. 4.25% 2028	225	234
South Carolina Electric & Gas Co. 4.35% 2042	50	49
Southern California Edison Co. 4.65% 2043	100	101
Tampa Electric Co. 4.45% 2049	30	29
Virginia Electric and Power Co. 4.60% 2048	110	115
		5,588
Health care 0.54%
AbbVie Inc. 4.45% 2046	102	90
AstraZeneca PLC 3.50% 2023	270	269
AstraZeneca PLC 3.375% 2025	200	194
Bayer US Finance II LLC 4.25% 2025[9]	350	341
Becton, Dickinson and Co. 3.70% 2027	220	208
Centene Corp. 5.375% 2026[9]	100	98
Cigna Corp. 4.375% 2028[9]	100	101
Cigna Corp. 4.80% 2038[9]	130	129
Cigna Corp. 4.90% 2048[9]	60	59
CVS Health Corp. 4.30% 2028	223	219
CVS Health Corp. 4.78% 2038	197	190
EMD Finance LLC 3.25% 2025[9]	300	288
Takeda Pharmaceutical Co., Ltd. 4.40% 2023[9]	360	364
Takeda Pharmaceutical Co., Ltd. 5.00% 2028[9]	800	819
UnitedHealth Group Inc. 3.875% 2028	215	218
UnitedHealth Group Inc. 4.45% 2048	70	72
		3,659
Communication services 0.38%
AT&T Inc. (3-month USD-LIBOR + 1.18%) 3.956% 2024[8]	260	252
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028	310	291
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	180	169
Comcast Corp. 3.95% 2025	60	61
Comcast Corp. 4.60% 2038	60	61
Comcast Corp. 4.00% 2047	100	90
Comcast Corp. 4.00% 2048	50	46
Comcast Corp. 4.70% 2048	240	245
Deutsche Telekom International Finance BV 4.375% 2028[9]	150	148
NBCUniversal Enterprise, Inc. 5.25% 2049[9]	300	305
Verizon Communications Inc. 4.329% 2028	312	314
Vodafone Group PLC 3.75% 2024	300	296
American Funds Insurance Series — Capital Income Builder — Page 59 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
Vodafone Group PLC 4.375% 2028	$100	$97
Vodafone Group PLC 5.25% 2048	200	189
		2,564
Consumer staples 0.36%
Anheuser-Busch Co./InBev Worldwide 4.70% 2036[9]	20	19
Anheuser-Busch Co./InBev Worldwide 4.90% 2046[9]	200	186
British American Tobacco PLC 3.557% 2027	600	534
British American Tobacco PLC 4.54% 2047	150	120
Conagra Brands, Inc. 4.60% 2025	30	30
Conagra Brands, Inc. 4.85% 2028	100	99
Constellation Brands, Inc. 3.20% 2023	230	223
Constellation Brands, Inc. 3.60% 2028	105	97
Keurig Dr Pepper Inc. 4.057% 2023[9]	620	618
Keurig Dr Pepper Inc. 4.417% 2025[9]	30	30
Keurig Dr Pepper Inc. 5.085% 2048[9]	64	61
Molson Coors Brewing Co. 4.20% 2046	65	54
Philip Morris International Inc. 2.625% 2022	243	235
Philip Morris International Inc. 3.60% 2023	30	30
Wal-Mart Stores, Inc. 3.70% 2028	130	132
		2,468
Energy 0.26%
BP Capital Markets PLC 4.234% 2028	250	258
Cenovus Energy Inc. 4.25% 2027	105	96
Cenovus Energy Inc. 5.40% 2047	215	186
Concho Resources Inc. 4.30% 2028	155	152
Enbridge Energy Partners, LP 7.375% 2045	106	132
Energy Transfer Partners, LP 6.00% 2048	231	226
EnLink Midstream Partners, LP 5.45% 2047	75	61
Equinor ASA 3.625% 2028	195	195
Kinder Morgan, Inc. 5.55% 2045	120	119
Petróleos Mexicanos 6.50% 2029	80	75
Shell International Finance BV 3.50% 2023	100	101
TransCanada PipeLines Ltd. 4.25% 2028	60	59
Ultra Petroleum Corp. 11.00% 2024[11]	90	70
		1,730
Consumer discretionary 0.25%
DaimlerChrysler North America Holding Corp. 3.35% 2023[9]	350	345
General Motors Co. 5.95% 2049	90	81
Home Depot, Inc. 3.90% 2028	50	51
Home Depot, Inc. 4.50% 2048	217	225
Starbucks Corp. 3.80% 2025	435	431
Starbucks Corp. 4.00% 2028	35	35
Volkswagen Group of America Finance, LLC 4.00% 2021[9]	290	291
Volkswagen Group of America Finance, LLC 4.25% 2023[9]	200	199
		1,658
Industrials 0.19%
3M Co. 2.25% 2023	92	89
3M Co. 3.625% 2028	62	63
CSX Corp. 3.80% 2028	145	143
CSX Corp. 4.25% 2029	35	36
American Funds Insurance Series — Capital Income Builder — Page 60 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
CSX Corp. 4.75% 2048	$50	$51
General Dynamics Corp. 3.375% 2023	65	65
Union Pacific Corp. 3.95% 2028	50	50
Union Pacific Corp. 4.50% 2048	80	79
United Technologies Corp. 3.65% 2023	130	130
United Technologies Corp. 3.95% 2025	55	55
United Technologies Corp. 4.125% 2028	165	164
Westinghouse Air Brake Technologies Corp. 4.15% 2024	360	348
		1,273
Materials 0.10%
Dow Chemical Co. 4.80% 2028[9]	300	306
DowDuPont Inc. 4.725% 2028	110	114
DowDuPont Inc. 5.419% 2048	60	63
Sherwin-Williams Co. 3.45% 2027	230	215
		698
Real estate 0.04%
Equinix, Inc. 5.375% 2027	300	294
Information technology 0.04%
Broadcom Ltd. 3.875% 2027	200	180
Broadcom Ltd. 3.50% 2028	128	111
		291
Total corporate bonds & notes		26,817
Asset-backed obligations 0.14%
Westlake Automobile Receivables Trust, Series 2017-2A, Class A2A, 1.80% 2020[6,9]	198	197
Westlake Automobile Receivables Trust, Series 2018-3A, Class A2A, 2.98% 2022[6,9]	770	770
		967
Total bonds, notes & other debt instruments (cost: $169,549,000)		168,205
Short-term securities 6.79%
Chevron Corp. 2.39% due 1/28/2019[9]	10,000	9,981
Federal Home Loan Bank 2.33%–2.38% due 1/18/2019–2/21/2019	22,200	22,140
National Rural Utilities Cooperative Finance Corp. 2.52% due 1/31/2019	9,600	9,579
Pfizer Inc. 2.31% due 1/15/2019[9]	4,200	4,196
Total short-term securities (cost: $45,898,000)		45,896
Total investment securities 100.66% (cost: $702,114,000)		679,748
Other assets less liabilities (0.66)%		(4,468)
Net assets 100.00%		$675,280
American Funds Insurance Series — Capital Income Builder — Page 61 of 179

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[12] (000)	Value at 12/31/2018[13] (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
90 Day Euro Dollar Futures	Long	100	December 2019	$25,000	$24,338	$151
2 Year U.S. Treasury Note Futures	Long	49	April 2019	9,800	10,403	67
5 Year U.S. Treasury Note Futures	Long	988	April 2019	98,800	113,311	1,810
10 Year Ultra U.S. Treasury Note Futures	Short	473	March 2019	(47,300)	(61,527)	(1,820)
20 Year U.S. Treasury Bond Futures	Long	64	March 2019	6,400	9,344	439
30 Year Ultra U.S. Treasury Bond Futures	Short	26	March 2019	(2,600)	(4,177)	(218)
						$429
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $77,218,000, which represented 11.43% of the net assets of the fund. This amount includes $76,827,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Value determined using significant unobservable inputs.
[3]	Security did not produce income during the last 12 months.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $284,000, which represented .04% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Purchased on a TBA basis.
[8]	Coupon rate may change periodically.
[9]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $23,524,000, which represented 3.48% of the net assets of the fund.
[10]	Step bond; coupon rate may change at a later date.
[11]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[12]	Notional amount is calculated based on the number of contracts and notional contract size.
[13]	Value is calculated based on the notional amount and current market price.
Key to abbreviations and symbol
ADR = American Depositary Receipts
CAD = Canadian dollars
FDR = Fiduciary Depositary Receipts
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars
American Funds Insurance Series — Capital Income Builder — Page 62 of 179

Asset Allocation Fund
Investment portfolio
December 31, 2018
Common stocks 58.94% Information technology 13.64%	Shares	Value (000)
Microsoft Corp.	6,500,000	$660,205
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	14,016,000	517,331
Broadcom Inc.	1,995,000	507,289
VeriSign, Inc.[1]	2,000,000	296,580
ASML Holding NV (New York registered)	1,865,000	290,231
Intel Corp.	5,820,000	273,133
Intuit Inc.	1,100,000	216,535
Visa Inc., Class A	1,032,000	136,162
Mastercard Inc., Class A	451,000	85,081
RingCentral, Inc., Class A1	652,300	53,776
HP Inc.	1,908,100	39,040
Largan Precision Co., Ltd.[2]	340,000	35,434
AAC Technologies Holdings Inc.	2,890,000	16,774
Corporate Risk Holdings I, Inc.[1,2,3]	168,812	59
Corporate Risk Holdings Corp.[1,2,3,4]	854	—[5]
		3,127,630
Health care 11.11%
UnitedHealth Group Inc.	2,016,300	502,301
Johnson & Johnson	3,472,000	448,062
Cigna Corp.	1,689,540	320,877
Humana Inc.	965,000	276,453
AbbVie Inc.	2,675,300	246,636
Merck & Co., Inc.	2,420,300	184,935
Bluebird Bio, Inc.[1]	1,617,100	160,416
Gilead Sciences, Inc.	1,500,000	93,825
Pfizer Inc.	1,815,000	79,225
Eli Lilly and Co.	474,700	54,932
Thermo Fisher Scientific Inc.	200,000	44,758
Vertex Pharmaceuticals Inc.[1]	260,000	43,085
Diplomat Pharmacy, Inc.[1]	3,060,400	41,193
Daiichi Sankyo Co., Ltd.[2]	752,400	24,039
Seattle Genetics, Inc.[1]	378,800	21,463
Advanz Pharma Corp.[1,2,4,6]	175,310	2,930
Advanz Pharma Corp.[1]	41,857	786
Rotech Healthcare Inc.[1,2,3,4]	184,138	736
		2,546,652
Financials 9.49%
Chubb Ltd.	2,450,000	316,491
Arch Capital Group Ltd.[1]	8,595,000	229,658
First Republic Bank	2,580,000	224,202
Wells Fargo & Co.	3,500,000	161,280
JPMorgan Chase & Co.	1,600,000	156,192
Bank of America Corp.	6,000,000	147,840
CME Group Inc., Class A	738,200	138,870
American Funds Insurance Series — Asset Allocation Fund — Page 63 of 179

Common stocks (continued) Financials (continued)	Shares	Value (000)
Citigroup Inc.	2,500,000	$130,150
Capital One Financial Corp.	1,500,000	113,385
Oaktree Capital Group, LLC	2,610,000	103,747
BlackRock, Inc.	229,000	89,956
PNC Financial Services Group, Inc.	733,000	85,695
Intercontinental Exchange, Inc.	800,000	60,264
Nasdaq, Inc.	638,000	52,042
Apollo Global Management, LLC, Class A	2,083,000	51,117
RenaissanceRe Holdings Ltd.	357,000	47,731
Aon PLC, Class A	205,000	29,799
Berkshire Hathaway Inc., Class A1	61	18,666
HDFC Bank Ltd.	297,000	9,026
First Hawaiian, Inc.	400,000	9,004
		2,175,115
Industrials 4.39%
Boeing Co.	1,140,000	367,650
Northrop Grumman Corp.	1,249,400	305,978
Lockheed Martin Corp.	847,200	221,831
Airbus SE, non-registered shares	436,214	41,962
General Electric Co.	4,007,400	30,336
Waste Management, Inc.	214,000	19,044
TransDigm Group Inc.[1]	45,000	15,303
CEVA Logistics AG1,2	157,127	4,769
NCI Building Systems, Inc.[1,2,4,6]	2,283	15
		1,006,888
Energy 4.17%
Noble Energy, Inc.	10,500,000	196,980
Cenovus Energy Inc.	27,000,000	189,862
Royal Dutch Shell PLC, Class B (ADR)	2,745,000	164,535
Cabot Oil & Gas Corp.	5,000,000	111,750
Suncor Energy Inc.	4,000,000	111,720
Chevron Corp.	875,000	95,191
Weatherford International PLC[1,7]	60,000,000	33,540
ConocoPhillips	335,000	20,887
Diamondback Energy, Inc.	175,000	16,223
Extraction Oil & Gas, Inc.[1]	3,000,000	12,870
Tribune Resources, Inc.[1,2]	926,514	2,780
		956,338
Consumer discretionary 3.94%
Home Depot, Inc.	1,125,000	193,297
Amazon.com, Inc.[1]	103,000	154,703
General Motors Co.	4,100,000	137,145
VF Corp.	1,600,000	114,144
Dillard’s, Inc., Class A (USA)[7]	1,700,000	102,527
NIKE, Inc., Class B	980,000	72,657
Starbucks Corp.	710,500	45,756
Kindred Group PLC (SDR)[2]	4,602,522	42,365
Marriott International, Inc., Class A	376,000	40,819
		903,413
American Funds Insurance Series — Asset Allocation Fund — Page 64 of 179

Common stocks (continued) Communication services 3.70%	Shares	Value (000)
Comcast Corp., Class A	7,550,000	$257,077
Alphabet Inc., Class C1	108,600	112,467
Alphabet Inc., Class A1	90,800	94,883
Facebook, Inc., Class A1	1,332,000	174,612
Verizon Communications Inc.	2,040,000	114,689
Activision Blizzard, Inc.	1,000,000	46,570
Netflix, Inc.[1]	148,600	39,774
Charter Communications, Inc., Class A1	27,126	7,730
Cumulus Media Inc., Class B1,2	10,599	115
Cumulus Media Inc., Class A1	8,723	94
		848,011
Consumer staples 3.52%
Philip Morris International Inc.	5,430,000	362,507
Nestlé SA2	3,242,230	263,173
Nestlé SA (ADR)	900,000	72,864
Coca-Cola Co.	975,000	46,166
Walgreens Boots Alliance, Inc.	521,500	35,634
British American Tobacco PLC	875,000	27,882
		808,226
Materials 3.23%
DowDuPont Inc.	7,753,100	414,636
LyondellBasell Industries NV	1,200,000	99,792
Alcoa Corp.[1]	2,500,000	66,450
Royal Gold, Inc.	695,000	59,527
First Quantum Minerals Ltd.	3,861,222	31,225
WestRock Co.	825,200	31,159
Franco-Nevada Corp.	292,832	20,534
Newmont Mining Corp.	470,000	16,285
		739,608
Utilities 0.94%
CMS Energy Corp.	2,284,700	113,435
Edison International	843,800	47,903
Sempra Energy	273,900	29,633
DTE Energy Co.	226,000	24,928
		215,899
Real estate 0.81%
Crown Castle International Corp. REIT	755,000	82,016
Digital Realty Trust, Inc. REIT	525,000	55,939
American Tower Corp. REIT	296,000	46,824
		184,779
Total common stocks (cost: $10,995,856,000)		13,512,559
American Funds Insurance Series — Asset Allocation Fund — Page 65 of 179

Rights & warrants 0.00% Energy 0.00%	Shares	Value (000)
Tribune Resources, Inc., Class A, warrants, expire 2023[1,2,3]	311,755	$107
Tribune Resources, Inc., Class B, warrants, expire 2023[1,2,3]	242,476	64
Tribune Resources, Inc., Class C, warrants, expire 2023[1,2,3]	227,540	48
Ultra Petroleum Corp., warrants, expire 2025[1,2,3]	92,890	23
		242
Industrials 0.00%
Associated Materials, LLC, warrants, expire 2023[1,2,3]	71,030	—[5]
Total rights & warrants (cost: $70,000)		242
Convertible stocks 0.03% Industrials 0.03%
Associated Materials, LLC, 14.00% convertible preferred 2020[2,3]	5,000	6,074
Total convertible stocks (cost: $4,800,000)		6,074
Convertible bonds 0.00% Communication services 0.00%	Principal amount (000)
Gogo Inc., convertible notes, 6.00% 2022[6]	1,390	1,272
Total convertible bonds (cost: $1,390,000)		1,272
Bonds, notes & other debt instruments 28.92% U.S. Treasury bonds & notes 12.30% U.S. Treasury 9.54%
U.S. Treasury 1.125% 2019	$35,000	34,925
U.S. Treasury 1.50% 2019	400,000	399,688
U.S. Treasury 1.50% 2019	39,825	39,420
U.S. Treasury 1.75% 2019	3,800	3,776
U.S. Treasury 1.25% 2020[8]	298,117	293,842
U.S. Treasury 1.25% 2020	78,000	76,812
U.S. Treasury 1.375% 2020	46,500	45,835
U.S. Treasury 1.375% 2020	35,000	34,520
U.S. Treasury 1.50% 2020	500	493
U.S. Treasury 1.625% 2020	125,000	123,238
U.S. Treasury 1.625% 2020	10,000	9,890
U.S. Treasury 2.50% 2020	15,000	14,990
U.S. Treasury 1.125% 2021	42,000	40,558
U.S. Treasury 1.375% 2021	49,410	48,296
U.S. Treasury 1.75% 2021	9,500	9,312
U.S. Treasury 2.25% 2021	9,730	9,680
U.S. Treasury 2.750% 2021	19,232	19,373
U.S. Treasury 1.875% 2022	100,000	98,228
U.S. Treasury 1.875% 2022	8,000	7,831
U.S. Treasury 1.875% 2022	5,000	4,899
U.S. Treasury 2.00% 2022	25,000	24,559
U.S. Treasury 2.125% 2022	37,000	36,498
U.S. Treasury 1.375% 2023	8,000	7,597
U.S. Treasury 1.375% 2023	5,000	4,754
U.S. Treasury 1.625% 2023	18,000	17,362
U.S. Treasury 1.625% 2023	5,000	4,818
American Funds Insurance Series — Asset Allocation Fund — Page 66 of 179

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.25% 2023	$5,000	$4,938
U.S. Treasury 2.375% 2023	5,000	4,978
U.S. Treasury 2.50% 2023	29,000	29,009
U.S. Treasury 2.75% 2023	76,600	77,432
U.S. Treasury 2.75% 2023	31,326	31,655
U.S. Treasury 2.00% 2024	12,000	11,686
U.S. Treasury 2.00% 2024	7,500	7,295
U.S. Treasury 2.125% 2024	52,500	51,505
U.S. Treasury 2.125% 2024	10,250	10,019
U.S. Treasury 2.125% 2024	10,000	9,805
U.S. Treasury 2.125% 2024	5,000	4,892
U.S. Treasury 2.25% 2024	5,000	4,937
U.S. Treasury 2.375% 2024	70,000	69,382
U.S. Treasury 2.50% 2024	700	699
U.S. Treasury 2.00% 2025	44,800	43,202
U.S. Treasury 2.50% 2025	3,500	3,487
U.S. Treasury 2.625% 2025	27,300	27,368
U.S. Treasury 2.625% 2025	4,966	4,981
U.S. Treasury 2.75% 2025	3,229	3,262
U.S. Treasury 1.50% 2026	500	461
U.S. Treasury 1.625% 2026	7,000	6,554
U.S. Treasury 1.625% 2026	1,500	1,401
U.S. Treasury 2.00% 2026	8,000	7,638
U.S. Treasury 2.25% 2027	126,075	122,452
U.S. Treasury 2.375% 2027	880	862
U.S. Treasury 2.875% 2028	5,217	5,302
U.S. Treasury 3.125% 2028	239	248
U.S. Treasury 4.75% 2041	15,000	19,402
U.S. Treasury 2.50% 2046[8]	5,000	4,520
U.S. Treasury 2.875% 2046[8]	103,550	100,827
U.S. Treasury 3.00% 2047	70,000	69,894
U.S. Treasury 3.00% 2047	12,460	12,425
U.S. Treasury 3.00% 2048	22,432	22,360
U.S. Treasury 3.00% 2048	451	449
		2,186,521
U.S. Treasury inflation-protected securities 2.76%
U.S. Treasury Inflation-Protected Security 0.125% 2021[9]	39,903	38,815
U.S. Treasury Inflation-Protected Security 0.625% 2023[9]	76,352	75,161
U.S. Treasury Inflation-Protected Security 0.125% 2024[9]	692	664
U.S. Treasury Inflation-Protected Security 0.625% 2024[9]	221,289	217,968
U.S. Treasury Inflation-Protected Security 0.25% 2025[9]	1,703	1,631
U.S. Treasury Inflation-Protected Security 2.375% 2025[9]	201	218
U.S. Treasury Inflation-Protected Security 0.125% 2026[9]	21,099	19,813
U.S. Treasury Inflation-Protected Security 0.375% 2027[9]	18,581	17,654
U.S. Treasury Inflation-Protected Security 0.375% 2027[9]	5,169	4,913
U.S. Treasury Inflation-Protected Security 0.50% 2028[9]	61,510	58,733
U.S. Treasury Inflation-Protected Security 0.75% 2028[9]	17,629	17,267
U.S. Treasury Inflation-Protected Security 0.75% 2042[9]	19,237	17,489
U.S. Treasury Inflation-Protected Security 1.375% 2044[8,9]	139,180	144,107
American Funds Insurance Series — Asset Allocation Fund — Page 67 of 179

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 1.00% 2046[9]	$5,336	$5,068
U.S. Treasury Inflation-Protected Security 0.875% 2047[9]	15,713	14,447
		633,948
Total U.S. Treasury bonds & notes		2,820,469
Corporate bonds & notes 9.97% Energy 1.60%
American Energy (Permian Basin) (3-month USD-LIBOR + 6.50%) 9.082% 2019[6,10]	825	289
American Energy (Permian Basin) 7.125% 2020[6]	7,948	1,828
American Energy (Permian Basin) 7.375% 2021[6]	5,970	1,343
Anadarko Petroleum Corp. 4.85% 2021	2,751	2,818
Anadarko Petroleum Corp. 5.55% 2026	2,250	2,361
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.887% 2023[10,11,12]	1,223	1,228
Blackstone CQP Holdco LP 6.00% 2021[4,6]	5,700	5,737
Blackstone CQP Holdco LP 6.50% 2021[4,6]	21,325	21,486
BP Capital Markets PLC 4.234% 2028	3,000	3,092
Canadian Natural Resources Ltd. 2.95% 2023	4,975	4,760
Canadian Natural Resources Ltd. 4.95% 2047	1,000	964
Cenovus Energy Inc. 3.80% 2023	3,970	3,834
Cenovus Energy Inc. 4.25% 2027	6,625	6,048
Cenovus Energy Inc. 5.25% 2037	2,000	1,769
Cenovus Energy Inc. 5.40% 2047	8,000	6,937
Chesapeake Energy Corp. (3-month USD-LIBOR + 3.25%) 5.686% 2019[10]	3,200	3,192
Chesapeake Energy Corp. 4.875% 2022	7,225	6,340
Chesapeake Energy Corp. 5.75% 2023	75	65
Chesapeake Energy Corp. 8.00% 2025	4,475	3,972
Chesapeake Energy Corp. 8.00% 2027	4,365	3,688
Chevron Corp. 2.566% 2023	2,000	1,949
Chevron Corp. 3.326% 2025	1,165	1,157
Comstock Resources, Inc. 9.75% 2026[6]	4,225	3,591
Concho Resources Inc. 4.30% 2028	6,425	6,301
Concho Resources Inc. 4.85% 2048	1,500	1,443
CONSOL Energy Inc. 5.875% 2022	23,140	22,272
Convey Park Energy LLC 7.50% 2025[6]	2,000	1,730
DCP Midstream Operating LP 4.95% 2022	4,775	4,739
Diamond Offshore Drilling, Inc. 7.875% 2025	2,550	2,129
Diamond Offshore Drilling, Inc. 4.875% 2043	4,685	2,647
Enbridge Energy Partners, LP 5.20% 2020	120	123
Enbridge Energy Partners, LP 5.875% 2025	3,825	4,152
Enbridge Energy Partners, LP, Series B, 7.50% 2038	2,000	2,531
Enbridge Inc. 4.00% 2023	2,500	2,515
Enbridge Inc. 3.70% 2027	3,897	3,700
Energy Transfer Partners, LP 4.15% 2020	3,500	3,522
Energy Transfer Partners, LP 7.50% 2020	1,175	1,225
Energy Transfer Partners, LP 5.875% 2024	2,775	2,840
Energy Transfer Partners, LP 4.75% 2026	4,000	3,895
Energy Transfer Partners, LP 4.20% 2027	185	173
Energy Transfer Partners, LP 4.95% 2028	282	277
Energy Transfer Partners, LP 5.30% 2047	1,247	1,104
Energy Transfer Partners, LP 5.40% 2047	1,300	1,170
Energy Transfer Partners, LP 6.00% 2048	3,056	2,990
EnLink Midstream Partners, LP 5.45% 2047	1,964	1,597
Ensco PLC 7.75% 2026	3,650	2,719
American Funds Insurance Series — Asset Allocation Fund — Page 68 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Ensco PLC 5.75% 2044	$7,820	$4,410
Enterprise Products Operating LLC 4.90% 2046	1,000	973
EOG Resources, Inc. 4.15% 2026	2,980	3,065
EQT Corp. 3.00% 2022	975	925
EQT Corp. 3.90% 2027	1,810	1,564
Equinor ASA 3.625% 2028	9,735	9,736
Extraction Oil & Gas, Inc. 5.625% 2026[6]	2,900	2,131
Exxon Mobil Corp. 2.222% 2021	5,070	4,998
Exxon Mobil Corp. 2.726% 2023	3,000	2,952
Exxon Mobil Corp. 3.043% 2026	2,250	2,198
Genesis Energy, LP 6.75% 2022	4,425	4,336
Genesis Energy, LP 6.50% 2025	2,725	2,412
Halliburton Co. 3.80% 2025	535	520
Jonah Energy LLC 7.25% 2025[6]	2,950	1,917
Kinder Morgan Energy Partners, LP 3.50% 2021	40	40
Kinder Morgan Energy Partners, LP 5.40% 2044	1,380	1,325
Kinder Morgan Energy Partners, LP 5.50% 2044	3,578	3,475
Kinder Morgan, Inc. 3.05% 2019	2,520	2,506
Kinder Morgan, Inc. 4.30% 2028	5,750	5,656
Kinder Morgan, Inc. 5.05% 2046	1,500	1,377
Kinder Morgan, Inc. 5.20% 2048	3,362	3,230
Marathon Oil Corp. 4.40% 2027	2,030	1,933
MPLX LP 4.125% 2027	1,000	954
MPLX LP 4.50% 2038	3,000	2,631
NGL Energy Partners LP 6.125% 2025	7,435	6,431
Noble Corp. PLC 7.95% 2025[13]	3,175	2,401
Noble Corp. PLC 8.95% 2045[13]	3,525	2,697
Noble Energy, Inc. 4.95% 2047	2,000	1,739
Peabody Energy Corp. 6.00% 2022[6]	2,150	2,094
Peabody Energy Corp. 6.375% 2025[6]	600	559
Petróleos Mexicanos 5.35% 2028	1,820	1,592
Petróleos Mexicanos 6.75% 2047	2,495	2,069
Petróleos Mexicanos 6.35% 2048	1,230	986
Phillips 66 3.90% 2028	1,645	1,593
Phillips 66 Partners LP 3.55% 2026	335	314
Phillips 66 Partners LP 3.75% 2028	1,055	977
Phillips 66 Partners LP 4.68% 2045	800	724
Phillips 66 Partners LP 4.90% 2046	550	504
Pioneer Natural Resources Co. 3.45% 2021	3,345	3,336
QGOG Constellation SA 9.50% 2024 (5.26% PIK)[6,12,14,15]	856	355
Sabine Pass Liquefaction, LLC 5.875% 2026	1,235	1,310
Sabine Pass Liquefaction, LLC 4.20% 2028	1,745	1,673
Schlumberger BV 3.625% 2022[6]	2,800	2,790
Schlumberger BV 4.00% 2025[6]	2,636	2,607
Shell International Finance BV 2.25% 2020	1,965	1,942
Shell International Finance BV 1.875% 2021	2,000	1,949
Shell International Finance BV 3.50% 2023	6,895	6,976
Shell International Finance BV 3.875% 2028	4,125	4,247
Statoil ASA 2.75% 2021	1,925	1,910
Statoil ASA 3.25% 2024	2,850	2,840
Statoil ASA 4.25% 2041	2,000	1,991
Sunoco LP 4.875% 2023	990	968
Targa Resources Partners LP 4.125% 2019	6,255	6,216
Targa Resources Partners LP 6.75% 2024	2,065	2,104
American Funds Insurance Series — Asset Allocation Fund — Page 69 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Teekay Corp. 8.50% 2020	$17,530	$16,807
Teekay Offshore Partners LP 8.50% 2023[6]	3,400	3,332
Total Capital SA 3.883% 2028	7,500	7,722
TransCanada PipeLines Ltd. 4.25% 2028	2,190	2,174
TransCanada PipeLines Ltd. 4.75% 2038	8,000	7,743
TransCanada PipeLines Ltd. 4.875% 2048	3,000	2,938
Transocean Inc. 9.00% 2023[6]	3,454	3,450
Ultra Petroleum Corp. 11.00% 2024[15]	4,670	3,619
Vine Oil & Gas LP 8.75% 2023[6]	2,500	1,987
Weatherford International PLC 4.50% 2022[7]	6,365	3,755
Weatherford International PLC 8.25% 2023[7]	5,800	3,523
Weatherford International PLC 9.875% 2024[7]	1,000	620
Weatherford International PLC 9.875% 2025[6,7]	2,550	1,562
Weatherford International PLC 6.50% 2036[7]	7,595	3,987
Weatherford International PLC 6.75% 2040[7]	7,825	4,069
Western Gas Partners LP 4.65% 2026	925	896
Williams Partners LP 3.60% 2022	1,500	1,474
Williams Partners LP 4.30% 2024	160	160
		367,218
Financials 1.56%
ACE INA Holdings Inc. 2.30% 2020	1,345	1,326
ACE INA Holdings Inc. 2.875% 2022	3,880	3,849
ACE INA Holdings Inc. 3.35% 2026	880	862
ACE INA Holdings Inc. 4.35% 2045	800	827
American Express Co. 2.20% 2020	6,000	5,893
American International Group, Inc. 4.20% 2028	2,080	2,012
Bank of America Corp. 2.625% 2020	4,037	3,995
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[13]	7,250	7,166
Bank of America Corp. 3.248% 2027	1,500	1,389
Bank of America Corp. 3.593% 2028 (3-month USD-LIBOR + 1.37% on 7/21/2027)[13]	3,000	2,850
Bank of America Corp. 4.271% 2029 (3-month USD-LIBOR + 1.31% on 7/23/2028)[13]	3,080	3,071
BB&T Corp. 2.45% 2020	6,000	5,959
BB&T Corp. 2.625% 2022	2,500	2,455
BB&T Corp. 2.75% 2022	3,050	3,000
Berkshire Hathaway Finance Corp. 1.30% 2019	1,070	1,059
Berkshire Hathaway Finance Corp. 4.20% 2048	7,145	7,127
Berkshire Hathaway Inc. 2.20% 2021	1,000	987
Berkshire Hathaway Inc. 2.75% 2023	2,615	2,568
Berkshire Hathaway Inc. 3.125% 2026	1,000	971
BNP Paribas 3.375% 2025[6]	3,225	3,040
Citigroup Inc. 2.35% 2021	8,855	8,607
Citigroup Inc. 2.90% 2021	2,000	1,969
Citigroup Inc. 2.876% 2023 (3-month USD-LIBOR + 0.95% on 7/24/2022)[13]	1,725	1,670
Citigroup Inc. 4.65% 2048	2,430	2,388
CME Group Inc. 3.75% 2028	6,000	6,091
CME Group Inc. 4.15% 2048	1,500	1,525
Commonwealth Bank of Australia 2.25% 2020[6]	1,000	991
Compass Diversified Holdings 8.00% 2026[6]	2,775	2,752
Crédit Agricole SA 4.375% 2025[6]	1,700	1,648
Credit Suisse Group AG 3.00% 2021	250	247
Credit Suisse Group AG 3.80% 2023	1,625	1,596
Credit Suisse Group AG 3.869% 2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[6,13]	800	746
Danske Bank AS 2.70% 2022[6]	2,000	1,917
American Funds Insurance Series — Asset Allocation Fund — Page 70 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
DNB ASA 2.375% 2021[6]	$3,000	$2,929
Ford Motor Credit Co. 1.897% 2019	2,500	2,476
FS Energy and Power Fund 7.50% 2023[6]	2,020	1,924
General Motors Financial Co. 3.45% 2022	3,625	3,508
General Motors Financial Co. 4.30% 2025	1,250	1,186
Goldman Sachs Group, Inc. 2.55% 2019	4,000	3,976
Goldman Sachs Group, Inc. 5.25% 2021	200	208
Goldman Sachs Group, Inc. 3.00% 2022	4,750	4,602
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[13]	5,872	5,597
Goldman Sachs Group, Inc. 3.691% 2028 (3-month USD-LIBOR + 1.51% on 6/5/2027)[13]	2,000	1,862
Goldman Sachs Group, Inc. 4.223% 2029 (3-month USD-LIBOR + 1.301% on 5/1/2028)[13]	755	728
Groupe BPCE SA 2.75% 2023[6]	1,200	1,152
Groupe BPCE SA 5.70% 2023[6]	4,460	4,626
Groupe BPCE SA 5.15% 2024[6]	3,000	3,016
HSBC Holdings PLC 3.262% 2023 (3-month USD-LIBOR + 1.055% on 3/13/2022)[13]	3,000	2,937
HSBC Holdings PLC 3.64% 2024[10]	1,500	1,462
HSBC Holdings PLC 3.95% 2024 (3-month USD-LIBOR + 0.987% on 5/18/2023)[13]	1,250	1,244
HSBC Holdings PLC 4.25% 2024	3,000	2,980
HSBC Holdings PLC 4.30% 2026	200	198
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[13]	5,250	5,213
HUB International Ltd. 7.00% 2026[6]	165	150
Icahn Enterprises Finance Corp. 6.25% 2022	5,675	5,618
Intesa Sanpaolo SpA 3.375% 2023[6]	1,500	1,391
Intesa Sanpaolo SpA 5.017% 2024[6]	3,980	3,605
Intesa Sanpaolo SpA 3.875% 2028[6]	1,500	1,284
JPMorgan Chase & Co. 2.55% 2021	497	490
JPMorgan Chase & Co. 3.25% 2022	180	179
JPMorgan Chase & Co. 2.70% 2023	125	120
JPMorgan Chase & Co. 3.559% 2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)[13]	4,725	4,692
JPMorgan Chase & Co. 4.023% 2024 (3-month USD-LIBOR + 1.00% on 12/5/2023)[13]	6,026	6,081
JPMorgan Chase & Co. 3.54% 2028 (3-month USD-LIBOR + 1.38% on 5/1/2027)[13]	3,000	2,865
JPMorgan Chase & Co. 4.203% 2029 (3-month USD-LIBOR + 1.26% on 7/23/2028)[13]	9,000	8,989
JPMorgan Chase & Co., Series Z, junior subordinated 5.30% (undated) (3-month USD-LIBOR + 3.80% on 5/1/2020)[13]	3,200	3,168
Lloyds Banking Group PLC 3.00% 2022	4,000	3,872
Lloyds Banking Group PLC 2.907% 2023 (3-month USD-LIBOR + 0.81% on 11/7/2022)[13]	1,525	1,443
Lloyds Banking Group PLC 4.45% 2025	1,600	1,592
Lloyds Banking Group PLC 4.582% 2025	1,500	1,423
Lloyds Banking Group PLC 4.375% 2028	2,150	2,045
Metropolitan Life Global Funding I 2.50% 2020[6]	8,000	7,905
Metropolitan Life Global Funding I 1.95% 2021[6]	2,500	2,415
Morgan Stanley 2.50% 2021	3,000	2,941
Morgan Stanley 3.737% 2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)[13]	4,500	4,470
Morgan Stanley 3.125% 2026	675	624
Morgan Stanley 3.875% 2026	2,650	2,588
Morgan Stanley 3.625% 2027	2,775	2,641
Morgan Stanley 3.772% 2029 (3-month USD-LIBOR + 1.14% on 1/24/2028)[13]	2,325	2,228
National Australia Bank Ltd. 1.375% 2019	975	967
National Australia Bank Ltd. 1.875% 2021	975	939
Navient Corp. 4.875% 2019	5,381	5,364
Navient Corp. 6.50% 2022	3,675	3,429
Navient Corp. 5.50% 2023	7,015	6,164
Navient Corp. 6.125% 2024	3,225	2,782
New York Life Global Funding 1.70% 2021[6]	1,500	1,446
American Funds Insurance Series — Asset Allocation Fund — Page 71 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
New York Life Global Funding 2.35% 2026[6]	$1,190	$1,093
Nordea Bank AB 2.50% 2020[6]	4,450	4,389
PNC Bank 1.45% 2019	3,340	3,312
PNC Bank 2.30% 2020	250	247
PNC Bank 2.55% 2021	8,000	7,808
PNC Financial Services Group, Inc. 2.854% 2022[13]	1,445	1,417
PNC Financial Services Group, Inc. 3.90% 2024	2,000	1,985
Prudential Financial, Inc. 3.50% 2024	4,000	4,027
Rabobank Nederland 2.75% 2022	2,825	2,771
Rabobank Nederland 4.375% 2025	5,500	5,412
Skandinaviska Enskilda Banken AB 1.875% 2021	3,350	3,221
Skandinaviska Enskilda Banken AB 2.625% 2021	250	247
Skandinaviska Enskilda Banken AB 2.80% 2022	1,400	1,372
Starwood Property Trust, Inc. 5.00% 2021	2,700	2,659
Travelers Companies, Inc. 4.00% 2047	1,735	1,672
UBS Group AG 4.125% 2025[6]	2,750	2,735
UniCredit SpA 3.75% 2022[6]	8,350	8,045
UniCredit SpA 4.625% 2027[6]	1,250	1,146
UniCredit SpA 5.861% 2032[6,13]	4,800	4,229
US Bancorp 2.625% 2022	1,805	1,775
US Bancorp 3.40% 2023	5,675	5,681
US Bancorp 3.70% 2024	7,000	7,113
US Bancorp 2.375% 2026	4,000	3,654
Wells Fargo & Co. 2.50% 2021	7,500	7,382
Wells Fargo & Co. 3.069% 2023	3,750	3,654
Wells Fargo & Co. 3.55% 2023	8,000	7,976
Wells Fargo & Co. 3.00% 2026	4,500	4,199
Wells Fargo & Co. 3.00% 2026	1,750	1,623
Wells Fargo & Co. 3.584% 2028 (3-month USD-LIBOR + 1.31% on 5/15/2027)[13]	434	417
Westpac Banking Corp. 2.15% 2020	12,000	11,872
Westpac Banking Corp. 2.75% 2023	3,500	3,398
		356,818
Health care 1.52%
Abbott Laboratories 2.90% 2021	1,130	1,120
Abbott Laboratories 3.40% 2023	189	189
Abbott Laboratories 3.75% 2026	2,094	2,073
Abbott Laboratories 4.75% 2036	460	482
Abbott Laboratories 4.90% 2046	500	528
AbbVie Inc. 4.25% 2028	3,050	2,969
AbbVie Inc. 4.30% 2036	604	541
AbbVie Inc. 4.45% 2046	5,850	5,143
AbbVie Inc. 4.875% 2048	1,900	1,782
Allergan PLC 3.00% 2020	1,050	1,046
Allergan PLC 3.45% 2022	7,645	7,533
Allergan PLC 3.80% 2025	406	397
Allergan PLC 4.75% 2045	6,000	5,724
AstraZeneca PLC 3.375% 2025	11,390	11,024
Bayer AG 2.375% 2019[6]	2,750	2,729
Bayer US Finance II LLC 3.875% 2023[6]	3,360	3,302
Bayer US Finance II LLC 4.25% 2025[6]	8,729	8,512
Bayer US Finance II LLC 4.375% 2028[6]	1,254	1,200
Bayer US Finance II LLC 4.625% 2038[6]	1,525	1,391
Becton, Dickinson and Co. 2.133% 2019	2,250	2,237
American Funds Insurance Series — Asset Allocation Fund — Page 72 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Becton, Dickinson and Co. 2.404% 2020	$2,250	$2,216
Becton, Dickinson and Co. 2.894% 2022	1,170	1,134
Becton, Dickinson and Co. 3.363% 2024	860	827
Boston Scientific Corp. 3.85% 2025	5,500	5,421
Centene Corp. 4.75% 2022	8,770	8,693
Centene Corp. 4.75% 2025	2,825	2,705
Cigna Corp. 3.40% 2021[6]	1,800	1,797
Cigna Corp. 3.75% 2023[6]	1,955	1,950
Cigna Corp. 4.125% 2025[6]	1,865	1,866
Cigna Corp. 4.375% 2028[6]	2,175	2,193
Cigna Corp. 4.80% 2038[6]	9,140	9,092
Cigna Corp. 4.90% 2048[6]	1,650	1,623
Concordia International Corp., Term Loan, (3-month USD-LIBOR + 5.50%) 7.887% 2024[10,11,12]	980	934
Concordia International Corp. 8.00% 2024	357	337
CVS Health Corp. 3.35% 2021	740	738
CVS Health Corp. 3.70% 2023	1,005	995
CVS Health Corp. 4.10% 2025	1,119	1,111
CVS Health Corp. 4.30% 2028	5,747	5,638
CVS Health Corp. 4.78% 2038	1,037	998
DaVita HealthCare Partners Inc. 5.00% 2025	3,875	3,531
Eli Lilly and Co. 3.95% 2047	1,500	1,472
EMD Finance LLC 2.40% 2020[6]	210	208
EMD Finance LLC 2.95% 2022[6]	1,010	996
EMD Finance LLC 3.25% 2025[6]	1,020	980
Endo International PLC 5.75% 2022[6]	5,865	4,912
Endo International PLC 6.00% 2025[6,13]	3,945	2,850
GlaxoSmithKline PLC 3.625% 2025	3,585	3,613
HCA Inc. 5.875% 2023	2,125	2,157
HealthSouth Corp. 5.75% 2024	6,850	6,807
HealthSouth Corp. 5.75% 2025	3,285	3,219
Jaguar Holding Co. 6.375% 2023[6]	1,600	1,533
Johnson & Johnson 2.45% 2026	5,285	4,970
Kinetic Concepts, Inc. 12.50% 2021[6]	2,370	2,548
Mallinckrodt PLC 4.875% 2020[6]	10,990	10,660
Medtronic, Inc. 3.50% 2025	3,000	2,992
Medtronic, Inc. 4.375% 2035	4,537	4,658
Medtronic, Inc. 4.625% 2045	3,260	3,430
Molina Healthcare, Inc. 5.375% 2022	12,235	11,853
Molina Healthcare, Inc. 4.875% 2025[6]	5,242	4,803
Owens & Minor, Inc. 3.875% 2021	5,920	4,440
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 7.308% 2025[10,11,12]	1,905	1,477
Roche Holdings, Inc. 2.875% 2021[6]	8,625	8,576
Roche Holdings, Inc. 1.75% 2022[6]	2,340	2,246
Roche Holdings, Inc. 3.35% 2024[6]	1,200	1,205
Roche Holdings, Inc. 3.00% 2025[6]	6,000	5,825
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.34% 2023 (100% PIK)[2,3,10,11,12,15]	7,838	7,130
Rotech Healthcare Inc., Term Loan B, (3-month USD-LIBOR + 3.75%) 6.087% 2023[2,3,10,11,12]	3,655	3,625
Shire PLC 2.40% 2021	4,498	4,352
Shire PLC 2.875% 2023	3,413	3,230
Shire PLC 3.20% 2026	1,500	1,360
Takeda Pharmaceutical Co., Ltd. 4.40% 2023[6]	13,370	13,530
Takeda Pharmaceutical Co., Ltd. 5.00% 2028[6]	3,750	3,840
Team Health Holdings, Inc. 6.375% 2025[6]	4,660	3,827
American Funds Insurance Series — Asset Allocation Fund — Page 73 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Tenet Healthcare Corp. 4.75% 2020	$3,290	$3,294
Tenet Healthcare Corp. 6.00% 2020	11,580	11,768
Tenet Healthcare Corp. 4.375% 2021	3,650	3,550
Tenet Healthcare Corp. 4.50% 2021	4,500	4,399
Tenet Healthcare Corp. 4.625% 2024	3,153	2,944
Teva Pharmaceutical Finance Co. BV 2.20% 2021	7,965	7,326
Teva Pharmaceutical Finance Co. BV 2.80% 2023	6,896	5,945
Teva Pharmaceutical Finance Co. BV 6.00% 2024	1,780	1,719
Teva Pharmaceutical Finance Co. BV 3.15% 2026	27,048	20,688
Teva Pharmaceutical Finance Co. BV 4.10% 2046	3,550	2,357
Thermo Fisher Scientific Inc. 4.15% 2024	2,000	2,028
Valeant Pharmaceuticals International, Inc. 6.125% 2025[6]	22,525	19,709
Valeant Pharmaceuticals International, Inc. 9.00% 2025[6]	800	799
Valeant Pharmaceuticals International, Inc. 9.25% 2026[6]	4,060	4,070
Zimmer Holdings, Inc. 3.15% 2022	6,070	5,939
		349,580
Communication services 1.07%
Alphabet Inc. 1.998% 2026	3,000	2,732
AT&T Inc. (3-month USD-LIBOR + 1.18%) 3.956% 2024[10]	4,700	4,562
AT&T Inc. 4.10% 2028	1,250	1,205
British Telecommunications PLC 9.625% 2030[13]	1,905	2,581
Cablevision Systems Corp. 6.75% 2021	9,575	9,838
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2023[6]	2,650	2,584
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2024	3,000	2,999
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	1,000	995
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[6]	5,850	5,748
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[6]	4,250	3,921
CCO Holdings LLC and CCO Holdings Capital Corp. 6.484% 2045	585	606
CenturyLink, Inc. 6.75% 2023	8,475	8,189
CenturyLink, Inc., Series T, 5.80% 2022	2,625	2,540
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	16,260	15,914
Comcast Corp. 3.95% 2025	5,795	5,871
Comcast Corp. 2.35% 2027	4,000	3,584
Comcast Corp. 4.15% 2028	3,040	3,092
Comcast Corp. 3.20% 2036	750	647
Comcast Corp. 3.90% 2038	1,500	1,393
Comcast Corp. 4.60% 2038	6,000	6,077
Comcast Corp. 4.70% 2048	3,354	3,421
Cumulus Media New Holdings Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 7.03% 2022[10,11,12]	1,496	1,420
Deutsche Telekom International Finance BV 1.95% 2021[6]	1,000	960
Deutsche Telekom International Finance BV 2.82% 2022[6]	2,535	2,481
Deutsche Telekom International Finance BV 3.60% 2027[6]	3,750	3,545
Deutsche Telekom International Finance BV 9.25% 2032	3,570	5,088
France Télécom 4.125% 2021	5,000	5,103
Frontier Communications Corp. 10.50% 2022	4,790	3,353
Frontier Communications Corp. 11.00% 2025	22,250	13,961
Gogo Inc. 12.50% 2022[6]	21,905	23,506
Inmarsat PLC 4.875% 2022[6]	9,000	8,516
Inmarsat PLC 6.50% 2024[6]	2,550	2,391
Intelsat Jackson Holding Co. 6.625% 2024[11,12]	1,400	1,389
Intelsat Jackson Holding Co. 8.00% 2024[6]	3,075	3,175
Intelsat Jackson Holding Co. 8.50% 2024[6]	9,225	8,994
Liberty Global PLC 5.50% 2028[6]	2,725	2,473
American Funds Insurance Series — Asset Allocation Fund — Page 74 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 11.07% 2020 (100% PIK)[10,11,12,15]	$14,162	$9,701
Meredith Corp. 6.875% 2026[6]	825	808
NBCUniversal Enterprise, Inc. 1.974% 2019[6]	100	100
Orange SA 5.50% 2044	3,000	3,223
Sirius XM Radio Inc. 3.875% 2022[6]	3,450	3,319
Time Warner Inc. 3.80% 2027	605	569
Trilogy International Partners, LLC 8.875% 2022[6]	10,350	10,039
Verizon Communications Inc. 4.50% 2033	2,000	1,981
Verizon Communications Inc. 4.40% 2034	1,959	1,895
Verizon Communications Inc. 4.862% 2046	2,250	2,222
Vodafone Group PLC 3.75% 2024	5,550	5,476
Vodafone Group PLC 4.125% 2025	11,500	11,382
Vodafone Group PLC 4.375% 2028	2,250	2,188
Vodafone Group PLC 5.00% 2038	1,500	1,411
Vodafone Group PLC 5.25% 2048	1,500	1,415
Wind Tre SpA 5.00% 2026[6]	6,500	5,387
Ziggo Bond Finance BV 5.50% 2027[6]	9,325	8,369
		244,339
Utilities 0.93%
AEP Transmission Co. LLC 3.75% 2047	2,390	2,201
AEP Transmission Co. LLC 4.25% 2048	1,630	1,649
AES Corp. 5.50% 2025	6,673	6,656
Ameren Corp. 3.70% 2047	1,500	1,373
Ameren Corp. 4.50% 2049	2,250	2,389
American Electric Power Co., Inc. 2.95% 2022	4,020	3,945
American Electric Power Co., Inc. 3.20% 2027	1,275	1,212
Berkshire Hathaway Energy Co. 2.40% 2020	1,245	1,237
Calpine Corp. 5.25% 2026[6]	5,970	5,470
Centerpoint Energy, Inc. 2.50% 2022	900	861
CenterPoint Energy, Inc. 3.85% 2024	3,275	3,294
Comision Federal de Electricidad 4.75% 2027[6]	1,270	1,200
Commonwealth Edison Co. 4.35% 2045	2,085	2,106
Commonwealth Edison Co. 3.65% 2046	2,000	1,818
Commonwealth Edison Co. 4.00% 2048	2,600	2,518
Consolidated Edison Co. of New York, Inc. 4.50% 2058	6,100	5,925
Consumers Energy Co. 3.375% 2023	475	477
Consumers Energy Co. 3.125% 2024	3,785	3,741
Consumers Energy Co. 3.25% 2046	940	799
Consumers Energy Co. 4.05% 2048	6,285	6,223
Dominion Resources, Inc. 1.60% 2019	890	880
Dominion Resources, Inc. 2.962% 2019[13]	300	299
Dominion Resources, Inc. 2.579% 2020[13]	950	935
Dominion Resources, Inc. 2.00% 2021	790	759
Dominion Resources, Inc. 2.75% 2022	800	780
Dominion Resources, Inc. 2.85% 2026	1,500	1,385
Duke Energy Carolinas, Inc. 3.95% 2028	2,500	2,565
Duke Energy Corp. 3.75% 2024	150	150
Duke Energy Corp. 2.65% 2026	4,325	3,946
Duke Energy Florida, LLC 3.20% 2027	2,420	2,346
Duke Energy Ohio, Inc. 3.70% 2046	1,950	1,762
Duke Energy Progress Inc. 4.15% 2044	3,020	2,947
Duke Energy Progress Inc. 3.70% 2046	4,350	3,945
Duke Energy Progress, LLC 3.375% 2023	2,040	2,050
American Funds Insurance Series — Asset Allocation Fund — Page 75 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
EDP Finance BV 4.125% 2020[6]	$3,402	$3,415
EDP Finance BV 3.625% 2024[6]	12,250	11,492
Electricité de France SA 2.35% 2020[6]	650	641
Electricité de France SA 4.875% 2038[6]	1,425	1,306
Electricité de France SA 6.95% 2039[6]	2,050	2,394
Electricité de France SA 5.60% 2040	525	531
Emera US Finance LP 2.15% 2019	300	298
Emera US Finance LP 2.70% 2021	770	751
Emera US Finance LP 3.55% 2026	645	613
Enel Finance International SA 4.25% 2023[6]	4,500	4,404
Enel Finance International SA 4.625% 2025[6]	4,500	4,326
Enel Finance International SA 3.50% 2028[6]	5,800	4,985
Enel Finance International SA 4.875% 2029[6]	3,750	3,587
Enersis Américas SA 4.00% 2026	495	464
Entergy Corp. 2.95% 2026	1,160	1,073
Entergy Louisiana, LLC 4.20% 2048	4,200	4,162
Eversource Energy 3.80% 2023	2,730	2,759
Exelon Corp. 3.497% 2022[13]	2,150	2,103
Exelon Corp. 3.40% 2026	200	191
FirstEnergy Corp. 3.90% 2027	3,660	3,553
FirstEnergy Corp. 4.85% 2047	3,375	3,394
FirstEnergy Corp., Series B, 4.25% 2023	1,540	1,566
Great Plains Energy Inc. 4.20% 2047	2,100	2,035
MidAmerican Energy Holdings Co. 2.40% 2019	1,500	1,498
MidAmerican Energy Holdings Co. 3.10% 2027	2,000	1,950
National Rural Utilities Cooperative Finance Corp. 3.05% 2027	6,000	5,759
NiSource Finance Corp. 2.65% 2022	675	647
Northern States Power Co. 4.125% 2044	6,000	6,079
Pacific Gas and Electric Co. 2.45% 2022	1,500	1,337
Pacific Gas and Electric Co. 4.25% 2023[6]	1,500	1,397
Pacific Gas and Electric Co. 3.40% 2024	1,198	1,045
Pacific Gas and Electric Co. 3.30% 2027	2,740	2,270
Pacific Gas and Electric Co. 3.30% 2027	1,009	829
Pacific Gas and Electric Co. 4.65% 2028[6]	2,620	2,320
PacifiCorp., First Mortgage Bonds, 3.60% 2024	6,695	6,762
PacifiCorp., First Mortgage Bonds, 4.125% 2049	7,000	6,917
Public Service Co. of Colorado 2.25% 2022	2,000	1,928
Public Service Enterprise Group Inc. 2.65% 2022	1,900	1,830
Public Service Enterprise Group Inc. 2.25% 2026	385	352
Puget Energy, Inc. 6.50% 2020	1,245	1,316
Puget Energy, Inc. 6.00% 2021	1,823	1,930
Puget Energy, Inc. 5.625% 2022	1,965	2,082
Puget Energy, Inc. 3.65% 2025	3,135	3,070
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	3,500	3,499
South Carolina Electric & Gas Co. 4.10% 2046	2,595	2,436
Talen Energy Corp. 9.50% 2022[6]	2,795	2,823
Talen Energy Corp. 10.50% 2026[6]	675	577
Tampa Electric Co. 4.35% 2044	3,805	3,680
Virginia Electric and Power Co. 2.95% 2026	1,700	1,615
Virginia Electric and Power Co. 3.50% 2027	4,300	4,245
Virginia Electric and Power Co. 4.60% 2048	2,650	2,779
		212,858
American Funds Insurance Series — Asset Allocation Fund — Page 76 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Materials 0.73%	Principal amount (000)	Value (000)
Ball Corp. 4.375% 2020	$2,450	$2,465
CF Industries, Inc. 4.95% 2043	4,130	3,216
Chemours Co. 6.625% 2023	6,090	6,174
Chevron Phillips Chemical Co. LLC 3.30% 2023[6]	1,170	1,158
Chevron Phillips Chemical Co. LLC 3.70% 2028[6]	3,000	2,960
Cleveland-Cliffs Inc. 4.875% 2024[6]	3,025	2,821
Cleveland-Cliffs Inc. 5.75% 2025	18,995	17,143
Consolidated Energy Finance SA 6.50% 2026[6]	2,685	2,584
CVR Partners, LP 9.25% 2023[6]	3,325	3,471
Dow Chemical Co. 4.55% 2025[6]	8,394	8,556
DowDuPont Inc. 4.205% 2023	3,015	3,086
DowDuPont Inc. 4.493% 2025	10,095	10,413
DowDuPont Inc. 4.725% 2028	3,015	3,133
Eastman Chemical Co. 2.70% 2020	2,188	2,172
First Quantum Minerals Ltd. 7.00% 2021[6]	5,602	5,388
First Quantum Minerals Ltd. 7.25% 2022[6]	8,175	7,613
First Quantum Minerals Ltd. 7.50% 2025[6]	11,350	9,406
First Quantum Minerals Ltd. 6.875% 2026[6]	4,275	3,447
Freeport-McMoRan Inc. 3.55% 2022	13,160	12,486
Georgia-Pacific Corp. 2.539% 2019[6]	7,000	6,948
H.I.G. Capital, LLC 6.75% 2024[6]	2,366	2,088
Holcim Ltd. 5.15% 2023[6]	7,395	7,622
Huntsman International LLC 4.875% 2020	2,210	2,227
International Paper Co. 7.30% 2039	2,005	2,373
LSB Industries, Inc. 9.625% 2023[6]	2,860	2,917
Mosaic Co. 3.25% 2022	2,250	2,199
Mosaic Co. 4.05% 2027	2,125	2,020
Nova Chemicals Corp. 5.25% 2027[6]	4,275	3,799
Novelis Corp. 5.875% 2026[6]	2,600	2,308
Platform Specialty Products Corp. 5.875% 2025[6]	1,675	1,575
Rayonier Advanced Materials Inc. 5.50% 2024[6]	3,304	2,924
Ryerson Inc. 11.00% 2022[6]	7,690	7,767
Sherwin-Williams Co. 2.25% 2020	2,250	2,216
Sherwin-Williams Co. 2.75% 2022	1,185	1,148
Sherwin-Williams Co. 3.125% 2024	550	526
Sherwin-Williams Co. 3.45% 2027	1,395	1,303
Tronox Ltd. 6.50% 2026[6]	1,550	1,292
Venator Materials Corp. 5.75% 2025[6]	3,310	2,665
Warrior Met Coal, Inc. 8.00% 2024[6]	1,975	1,965
Westlake Chemical Corp. 4.375% 2047	2,915	2,455
		168,029
Consumer discretionary 0.70%
Amazon.com, Inc. 2.40% 2023	3,000	2,906
Amazon.com, Inc. 2.80% 2024	3,000	2,918
American Axle & Manufacturing Holdings, Inc. 6.50% 2027	3,275	2,943
American Honda Finance Corp. 3.50% 2028	1,500	1,478
Bayerische Motoren Werke AG 2.25% 2023[6]	600	560
Bayerische Motoren Werke AG 3.45% 2023[6]	8,685	8,627
DaimlerChrysler North America Holding Corp. 2.25% 2019[6]	6,000	5,962
DaimlerChrysler North America Holding Corp. 2.25% 2020[6]	2,765	2,728
DaimlerChrysler North America Holding Corp. 2.00% 2021[6]	200	193
DaimlerChrysler North America Holding Corp. 3.35% 2023[6]	1,200	1,184
DaimlerChrysler North America Holding Corp. 3.75% 2028[6]	397	374
American Funds Insurance Series — Asset Allocation Fund — Page 77 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Ford Motor Credit Co. 2.597% 2019	$3,000	$2,968
Ford Motor Credit Co. 2.343% 2020	7,635	7,347
Ford Motor Credit Co. 3.157% 2020	1,000	980
Ford Motor Credit Co. 3.20% 2021	2,250	2,181
General Motors Co. 6.75% 2046	250	243
General Motors Co. 5.40% 2048	2,600	2,224
General Motors Financial Co. 2.35% 2019	3,500	3,470
General Motors Financial Co. 3.70% 2020	6,355	6,331
General Motors Financial Co. 3.45% 2022	2,000	1,939
General Motors Financial Co. 3.50% 2024	6,600	6,014
General Motors Financial Co. 4.35% 2027	1,000	923
Hanesbrands Inc. 4.625% 2024[6]	660	622
Hanesbrands Inc. 4.875% 2026[6]	2,700	2,447
Home Depot, Inc. 1.80% 2020	3,290	3,243
Home Depot, Inc. 3.25% 2022	2,350	2,375
Home Depot, Inc. 3.90% 2028	1,325	1,360
Home Depot, Inc. 4.25% 2046	3,500	3,502
Home Depot, Inc. 4.50% 2048	1,600	1,660
Limited Brands, Inc. 5.25% 2028	1,160	993
Limited Brands, Inc. 6.875% 2035	885	744
Lowe’s Companies, Inc. 2.50% 2026	2,720	2,418
McDonald’s Corp. 3.35% 2023	820	817
McDonald’s Corp. 3.50% 2027	830	808
McDonald’s Corp. 4.875% 2045	1,600	1,624
Meritage Homes Corp. 5.125% 2027	2,675	2,280
MGM Resorts International 7.75% 2022	1,700	1,813
Newell Rubbermaid Inc. 2.60% 2019	188	188
Petsmart, Inc., Term Loan B-2, (3-month USD-LIBOR + 3.00%) 5.38% 2022[10,11,12]	5,994	4,750
Petsmart, Inc. 5.875% 2025[6]	17,985	13,084
Petsmart, Inc. 8.875% 2025[6]	8,790	5,142
Sally Holdings LLC and Sally Capital Inc. 5.50% 2023	340	329
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	5,400	4,988
Starbucks Corp. 3.10% 2023	2,688	2,650
Starbucks Corp. 4.50% 2048	1,745	1,633
Toyota Motor Credit Corp. 3.05% 2028	2,430	2,349
Uber Technologies, Inc. 8.00% 2026[6]	5,075	4,910
Volkswagen Group of America Finance, LLC 4.00% 2021[6]	4,988	5,001
Volkswagen Group of America Finance, LLC 4.25% 2023[6]	8,955	8,891
Volkswagen Group of America Finance, LLC 4.625% 2025[6]	6,735	6,671
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[6]	4,918	4,641
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[6]	4,425	4,137
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 2027[6]	1,400	1,234
		161,797
Industrials 0.63%
3M Co. 2.25% 2026	1,000	926
3M Co. 3.625% 2028	2,515	2,564
ADT Corp. 3.50% 2022	4,750	4,412
Allison Transmission Holdings, Inc. 5.00% 2024[6]	3,205	3,089
Associated Materials, LLC 9.00% 2024[6]	8,905	8,638
Avis Budget Group, Inc. 5.50% 2023	6,125	5,934
Bohai Financial Investment Holding Co., Ltd. 5.50% 2024[6]	2,250	2,177
CSX Corp. 3.80% 2028	6,985	6,870
CSX Corp. 4.25% 2029	2,137	2,175
American Funds Insurance Series — Asset Allocation Fund — Page 78 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
CSX Corp. 4.30% 2048	$2,250	$2,154
CSX Corp. 4.75% 2048	3,756	3,825
Euramax International, Inc. 12.00% 2020[6]	4,550	4,681
General Dynamics Corp. 3.375% 2023	3,106	3,129
General Dynamics Corp. 3.50% 2025	4,804	4,790
General Electric Co. 2.70% 2022	6,535	6,069
General Electric Co. 4.125% 2042	2,500	1,957
Hardwoods Acquisition Inc. 7.50% 2021[6]	2,328	1,676
Hertz Global Holdings Inc. 7.625% 2022[6]	9,150	8,647
Lockheed Martin Corp. 2.50% 2020	6,015	5,951
Lockheed Martin Corp. 3.10% 2023	545	541
Lockheed Martin Corp. 3.55% 2026	3,490	3,470
LSC Communications, Inc. 8.75% 2023[6]	3,475	3,584
Northrop Grumman Corp. 2.93% 2025	3,645	3,465
Northrop Grumman Corp. 3.25% 2028	4,495	4,211
Pisces Parent LLC 8.00% 2026[6]	4,345	3,992
R.R. Donnelley & Sons Co. 7.875% 2021	1,428	1,435
R.R. Donnelley & Sons Co. 6.50% 2023	3,310	3,285
Rockwell Collins, Inc. 1.95% 2019	1,125	1,117
Rockwell Collins, Inc. 2.80% 2022	3,025	2,942
Roper Technologies, Inc. 2.80% 2021	2,065	2,024
Roper Technologies, Inc. 3.80% 2026	835	816
Siemens AG 2.70% 2022[6]	5,360	5,261
Staples Inc. 8.50% 2025[6]	1,915	1,737
Union Pacific Corp. 3.75% 2025	5,030	5,087
Union Pacific Corp. 3.95% 2028	3,750	3,755
United Technologies Corp. 3.65% 2023	3,069	3,060
United Technologies Corp. 3.95% 2025	5,306	5,275
United Technologies Corp. 3.125% 2027	7,000	6,481
United Technologies Corp. 4.125% 2028	1,355	1,348
Virgin Australia Holdings Ltd. 8.50% 2019[6]	2,500	2,529
		145,079
Consumer staples 0.59%
Altria Group, Inc. 4.50% 2043	3,000	2,507
Anheuser-Busch Co./InBev Worldwide 3.65% 2026[6]	4,985	4,716
Anheuser-Busch Co./InBev Worldwide 4.70% 2036[6]	895	836
Anheuser-Busch Co./InBev Worldwide 4.90% 2046[6]	1,655	1,540
Anheuser-Busch InBev NV 3.30% 2023	4,925	4,800
Anheuser-Busch InBev NV 3.50% 2024	890	871
Anheuser-Busch InBev NV 4.00% 2028	5,815	5,576
Avon Products, Inc. 7.875% 2022[6]	3,780	3,742
B&G Foods, Inc. 4.625% 2021	440	431
B&G Foods, Inc. 5.25% 2025	1,660	1,550
British American Tobacco International Finance PLC 3.95% 2025[6]	5,500	5,149
British American Tobacco PLC 3.222% 2024	5,000	4,611
British American Tobacco PLC 4.39% 2037	5,500	4,520
British American Tobacco PLC 4.54% 2047	3,250	2,600
Conagra Brands, Inc. 4.30% 2024	2,685	2,672
Conagra Brands, Inc. 4.85% 2028	1,935	1,908
Conagra Brands, Inc. 5.30% 2038	5,000	4,744
Conagra Brands, Inc. 5.40% 2048	1,662	1,538
Constellation Brands, Inc. 2.65% 2022	4,835	4,634
Constellation Brands, Inc. 2.70% 2022	395	382
American Funds Insurance Series — Asset Allocation Fund — Page 79 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Constellation Brands, Inc. 3.20% 2023	$1,650	$1,601
Constellation Brands, Inc. 3.60% 2028	1,250	1,154
Constellation Brands, Inc. 4.50% 2047	445	408
Costco Wholesale Corp. 2.75% 2024	12,250	11,923
General Mills, Inc. (3-month USD-LIBOR + 0.54%) 2.976% 2021[10]	1,795	1,768
General Mills, Inc. 3.70% 2023	395	393
Imperial Tobacco Finance PLC 3.50% 2023[6]	4,000	3,889
Keurig Dr Pepper Inc. 4.597% 2028[6]	1,691	1,682
Keurig Dr Pepper Inc. 4.985% 2038[6]	5,351	5,151
Keurig Dr Pepper Inc. 5.085% 2048[6]	1,779	1,700
Molson Coors Brewing Co. 1.45% 2019	425	421
Molson Coors Brewing Co. 1.90% 2019	2,015	2,009
Molson Coors Brewing Co. 2.25% 2020	1,725	1,702
Molson Coors Brewing Co. 2.10% 2021	165	159
Molson Coors Brewing Co. 3.00% 2026	460	411
Molson Coors Brewing Co. 4.20% 2046	2,250	1,879
Nestle Holdings, Inc. 3.50% 2025[6]	4,500	4,526
Philip Morris International Inc. 2.00% 2020	2,000	1,975
Philip Morris International Inc. 1.875% 2021	2,000	1,944
Philip Morris International Inc. 2.375% 2022	1,960	1,884
Philip Morris International Inc. 2.625% 2022	2,395	2,319
Philip Morris International Inc. 3.25% 2024	5,000	4,818
Philip Morris International Inc. 4.25% 2044	2,050	1,876
Procter & Gamble Co. 1.70% 2021	825	804
Reckitt Benckiser Group PLC 2.375% 2022[6]	2,275	2,186
Reynolds American Inc. 4.45% 2025	5,705	5,511
Reynolds American Inc. 5.70% 2035	755	740
Reynolds American Inc. 5.85% 2045	2,030	1,894
Wal-Mart Stores, Inc. 3.40% 2023	6,580	6,651
Wal-Mart Stores, Inc. 3.70% 2028	2,769	2,814
		135,519
Real estate 0.35%
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,220	1,181
American Campus Communities, Inc. 3.35% 2020	1,765	1,759
American Campus Communities, Inc. 3.75% 2023	3,055	3,036
American Campus Communities, Inc. 4.125% 2024	6,075	6,108
American Campus Communities, Inc. 3.625% 2027	5,745	5,413
American Tower Corp. 3.55% 2027	1,425	1,340
American Tower Corp. 3.60% 2028	2,000	1,873
Brandywine Operating Partnership, LP 3.95% 2023	1,070	1,065
Corporate Office Properties LP 3.60% 2023	765	743
Corporate Office Properties LP 5.25% 2024	3,595	3,731
EPR Properties 4.75% 2026	6,070	6,017
EPR Properties 4.50% 2027	3,240	3,130
Essex Portfolio LP 3.875% 2024	1,000	1,004
Essex Portfolio LP 3.50% 2025	5,865	5,711
Hospitality Properties Trust 4.50% 2023	2,295	2,316
Hospitality Properties Trust 4.50% 2025	325	317
Hospitality Properties Trust 4.95% 2027	1,000	982
Hospitality Properties Trust 3.95% 2028	3,825	3,456
Host Hotels & Resorts LP 4.50% 2026	705	702
Iron Mountain Inc. 4.875% 2027[6]	1,780	1,562
Public Storage 2.37% 2022	1,115	1,077
American Funds Insurance Series — Asset Allocation Fund — Page 80 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Real estate (continued)	Principal amount (000)	Value (000)
Realogy Corp. 5.25% 2021[6]	$3,075	$2,925
Realogy Corp. 4.875% 2023[6]	1,090	954
Scentre Group 3.25% 2025[6]	2,000	1,905
Scentre Group 3.50% 2025[6]	4,075	3,953
Scentre Group 3.75% 2027[6]	2,930	2,833
UDR, Inc. 2.95% 2026	1,510	1,395
WEA Finance LLC 2.70% 2019[6]	200	199
WEA Finance LLC 3.25% 2020[6]	4,805	4,799
Welltower Inc. 3.95% 2023	2,675	2,684
Westfield Corp. Ltd. 3.15% 2022[6]	5,615	5,533
		79,703
Information technology 0.29%
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.053% 2025[10,11,12]	4,200	3,880
Apple Inc. 2.75% 2025	6,000	5,793
Apple Inc. 2.90% 2027	9,000	8,488
Apple Inc. 3.35% 2027	90	88
Apple Inc. 3.00% 2024	1,250	1,235
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 9.522% 2025[10,11,12]	600	595
Broadcom Ltd. 3.00% 2022	755	727
Broadcom Ltd. 3.625% 2024	745	706
Broadcom Ltd. 3.50% 2028	4,777	4,149
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 5.188% 2023[10,11,12]	1,436	1,221
First Data Corp. 5.375% 2023[6]	2,850	2,807
First Data Corp. 5.00% 2024[6]	2,400	2,319
Infor Software 7.125% 2021[6,15]	4,300	4,203
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.25% 2024[10,11,12]	3,000	2,971
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 3.75%) 6.272% 2024[10,11,12]	2,947	2,882
Microsoft Corp. 4.20% 2035	6,000	6,238
Microsoft Corp. 4.10% 2037	1,000	1,030
Unisys Corp. 10.75% 2022[6]	3,125	3,434
Veritas Holdings Ltd. 7.50% 2023[6]	1,275	1,045
Visa Inc. 2.80% 2022	2,000	1,976
Visa Inc. 3.15% 2025	10,000	9,841
		65,628
Total corporate bonds & notes		2,286,568
Mortgage-backed obligations 5.75% Federal agency mortgage-backed obligations 5.59%
Fannie Mae 6.00% 2021[12]	15	15
Fannie Mae 6.00% 2026[12]	262	281
Fannie Mae 5.50% 2033[12]	484	521
Fannie Mae 5.50% 2033[12]	324	350
Fannie Mae 4.00% 2034[12,16]	30,000	30,700
Fannie Mae 3.00% 2036[12]	20,447	20,256
Fannie Mae 5.50% 2036[12]	762	821
Fannie Mae 6.00% 2036[12]	1,664	1,804
Fannie Mae 6.00% 2036[12]	517	563
Fannie Mae 6.00% 2036[12]	93	101
Fannie Mae 5.50% 2037[12]	265	284
Fannie Mae 5.50% 2037[12]	142	153
Fannie Mae 6.00% 2037[12]	1,752	1,911
Fannie Mae 6.00% 2037[12]	1,374	1,497
American Funds Insurance Series — Asset Allocation Fund — Page 81 of 179

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 6.00% 2037[12]	$182	$199
Fannie Mae 6.00% 2037[12]	24	26
Fannie Mae 6.00% 2038[12]	2,437	2,661
Fannie Mae 6.00% 2038[12]	1,714	1,872
Fannie Mae 6.00% 2038[12]	819	894
Fannie Mae 6.00% 2038[12]	733	800
Fannie Mae 6.00% 2038[12]	428	467
Fannie Mae 6.00% 2038[12]	402	437
Fannie Mae 6.00% 2038[12]	50	54
Fannie Mae 6.00% 2038[12]	44	48
Fannie Mae 6.00% 2038[12]	31	34
Fannie Mae 6.00% 2039[12]	1	1
Fannie Mae 6.00% 2040[12]	457	499
Fannie Mae 6.00% 2040[12]	147	161
Fannie Mae 4.00% 2041[12]	3,368	3,466
Fannie Mae 4.00% 2041[12]	2,646	2,723
Fannie Mae 6.00% 2041[12]	926	1,010
Fannie Mae 6.00% 2041[12]	584	638
Fannie Mae 3.50% 2042[12]	9,330	9,408
Fannie Mae 4.00% 2043[12]	3,678	3,803
Fannie Mae 4.00% 2043[12]	2,168	2,242
Fannie Mae 4.00% 2043[12]	1,968	2,027
Fannie Mae 3.50% 2045[12]	15,005	15,131
Fannie Mae 3.50% 2045[12]	3,689	3,709
Fannie Mae 3.00% 2046[12]	34,370	33,569
Fannie Mae 3.50% 2046[12]	7,092	7,125
Fannie Mae 3.50% 2046[12]	2,885	2,893
Fannie Mae 4.00% 2046[12]	2,533	2,588
Fannie Mae 4.00% 2046[12]	954	978
Fannie Mae 3.50% 2047[12]	60,918	60,960
Fannie Mae 3.50% 2047[12]	6,385	6,390
Fannie Mae 3.50% 2047[12]	5,439	5,456
Fannie Mae 4.00% 2047[12]	22,957	23,533
Fannie Mae 4.00% 2047[12]	14,100	14,400
Fannie Mae 7.00% 2047[12]	13	14
Fannie Mae 7.00% 2047[12]	2	2
Fannie Mae 3.50% 2048[12]	25,686	25,704
Fannie Mae 4.00% 2048[12]	10,000	10,204
Fannie Mae 4.00% 2048[12]	8,000	8,163
Fannie Mae 4.00% 2048[12]	3,000	3,061
Fannie Mae 4.00% 2048[12]	2,000	2,041
Fannie Mae 4.00% 2048[12]	897	915
Fannie Mae 4.00% 2048[12]	453	463
Fannie Mae 4.00% 2048[12]	129	132
Fannie Mae 4.00% 2048[12]	60	61
Fannie Mae 4.00% 2048[12]	44	45
Fannie Mae 3.50% 2049[12,16]	15,480	15,483
Fannie Mae 4.00% 2049[12,16]	88,367	90,116
Fannie Mae 4.50% 2049[12,16]	50,565	52,393
Fannie Mae 4.50% 2049[12,16]	46,970	48,624
Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[12]	176	201
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[12]	43	49
Fannie Mae, Series 2012-M14, Class A2, Multi Family, 2.301% 2022[10,12]	2,145	2,108
Fannie Mae, Series 2012-M9, Class A2, Multi Family, 2.482% 2022[12]	4,203	4,163
American Funds Insurance Series — Asset Allocation Fund — Page 82 of 179

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae, Series 2012-M5, Class A2, Multi Family, 2.715% 2022[12]	$3,820	$3,799
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.214% 2023[10,12]	8,512	8,641
Fannie Mae, Series 2013-M14, Class A2, Multi Family, 3.329% 2023[10,12]	7,320	7,507
Fannie Mae, Series 2014-M2, Class A2, Multi Family, 3.513% 2023[10,12]	6,316	6,471
Fannie Mae, Series 2014-M9, Class A2, Multi Family, 3.103% 2024[10,12]	6,215	6,265
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.46% 2024[10,12]	7,000	7,176
Fannie Mae, Series 2017-M3, Class A2, Multi Family, 2.485% 2026[10,12]	9,665	9,149
Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2027[10,12]	2,891	2,820
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036[12]	96	81
Freddie Mac 3.00% 2037[12]	30,375	30,057
Freddie Mac 5.00% 2038[12]	1,083	1,147
Freddie Mac 6.50% 2038[12]	131	146
Freddie Mac 4.50% 2039[12]	201	211
Freddie Mac 5.00% 2040[12]	1,920	2,034
Freddie Mac 4.00% 2042[12]	4,336	4,463
Freddie Mac 4.00% 2043[12]	5,928	6,090
Freddie Mac 4.00% 2043[12]	2,424	2,501
Freddie Mac 4.00% 2043[12]	2,172	2,233
Freddie Mac 3.203% 2045[10,12]	1,183	1,192
Freddie Mac 4.00% 2045[12]	13,935	14,315
Freddie Mac 4.00% 2045[12]	13,611	13,982
Freddie Mac 3.00% 2046[12]	8,629	8,486
Freddie Mac 4.50% 2046[12]	2,147	2,227
Freddie Mac 4.50% 2046[12]	1,160	1,203
Freddie Mac 3.50% 2047[12]	45,314	45,332
Freddie Mac 3.50% 2047[12]	43,179	43,196
Freddie Mac 3.50% 2047[12]	23,780	23,789
Freddie Mac 3.50% 2047[12]	12,188	12,193
Freddie Mac 3.50% 2047[12]	4,297	4,305
Freddie Mac 4.00% 2048[12]	50,003	51,009
Freddie Mac 4.00% 2048[12]	34,856	35,558
Freddie Mac 4.00% 2048[12]	6,029	6,150
Freddie Mac 4.50% 2049[12,16]	2,000	2,071
Freddie Mac, Series T-041, Class 3A, 5.487% 2032[10,12]	296	316
Freddie Mac, Series KS01, Class A1, Multi Family, 1.693% 2022[12]	1,296	1,277
Freddie Mac, Series K019, Class A2, Multi Family, 2.272% 2022[12]	4,000	3,935
Freddie Mac, Series K021, Class A2, Multi Family, 2.396% 2022[12]	3,680	3,627
Freddie Mac, Series K723, Class A2, Multi Family, 2.454% 2023[12]	3,025	2,963
Freddie Mac, Series K034, Class A1, Multi Family, 2.669% 2023[12]	1,495	1,492
Freddie Mac, Series K725, Class A2, Multi Family, 3.002% 2024[12]	5,555	5,566
Freddie Mac, Series K044, Class A2, Multi Family, 2.811% 2025[12]	4,265	4,213
Freddie Mac, Series K047, Class A2, Multi Family, 3.329% 2025[12]	4,000	4,060
Freddie Mac, Series K733, Class A2, Multi Family, 3.75% 2025[10,12]	13,000	13,482
Freddie Mac, Series K057, Class A2, Multi Family, 2.57% 2026[12]	4,855	4,670
Freddie Mac, Series K055, Class A2, Multi Family, 2.673% 2026[12]	10,050	9,759
Freddie Mac, Series K066, Class A2, Multi Family, 3.117% 2027[12]	4,755	4,713
Freddie Mac, Series K067, Class A2, Multi Family, 3.194% 2027[12]	17,070	16,994
Freddie Mac, Series K069, Class A2, Multi Family, 3.187% 2027[10,12]	2,280	2,264
Freddie Mac, Series K070, Class A2, Multi Family, 3.303% 2027[10,12]	6,465	6,471
Freddie Mac, Series K063, Class A2, Multi Family, 3.43% 2027[12]	4,375	4,439
Freddie Mac, Series K072, Class A2, Multi Family, 3.444% 2027[12]	1,980	2,003
Freddie Mac, Series K073, Class A2, Multi Family, 3.35% 2028[12]	3,571	3,586
Freddie Mac, Series K075, Class A2, Multi Family, 3.65% 2028[10,12]	5,900	6,061
Freddie Mac, Series K085, Class A2, Multi Family, 3.75% 2028[10,12]	5,042	5,334
American Funds Insurance Series — Asset Allocation Fund — Page 83 of 179

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series K077, Class A2, Multi Family, 3.85% 2028[12]	$3,840	$4,004
Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 2028[12]	16,930	17,715
Freddie Mac, Series K080, Class A2, Multi Family, 3.926% 2028[10,12]	13,970	14,646
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.50% 2056[12]	11,266	11,075
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 2.50% 2056[12]	2,541	2,523
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 2.75% 2056[10,12]	5,865	5,710
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[12]	10,708	10,343
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.50% 2057[10,12]	1,904	1,855
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[12]	3,736	3,697
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[12]	1,481	1,472
Freddie Mac Seasoned Loan Structured Transaction, Series 2018-2, Class A1, 3.50% 2028[10,12]	4,568	4,491
Government National Mortgage Assn. 4.00% 2048[12]	15,781	16,216
Government National Mortgage Assn. 4.00% 2048[12]	1,792	1,842
Government National Mortgage Assn. 3.50% 2049[12,16]	47,750	48,079
Government National Mortgage Assn. 4.00% 2049[12,16]	58,304	59,712
Government National Mortgage Assn. 4.00% 2049[12,16]	38,946	39,853
Government National Mortgage Assn. 4.50% 2049[12,16]	30,730	31,803
		1,281,461
Collateralized mortgage-backed obligations (privately originated) 0.07%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 2048[6,10,12]	3,085	3,085
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 2068[2,6,12]	2,961	2,976
Connecticut Avenue Securities, Series 2014-C02, Class 1M1, (1-month USD-LIBOR + 0.95%) 3.456% 2024[10,12]	12	12
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 2034[12]	356	364
MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2034[12]	753	792
Mello Warehouse Securitization Trust, 2018-W1, Class A (1-month USD-LIBOR + 0.85%) 3.356% 2051[6,10,12]	1,690	1,694
Nationstar HECM Loan Trust, Series 2018-1A, Class A, 2.76% 2028[6,12]	441	442
Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.00% 2048[6,10,12]	4,468	4,520
Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75% 2056[6,10,12]	4,229	4,153
		18,038
Commercial mortgage-backed securities 0.06%
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 2048[12]	1,185	1,178
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 2050[12]	4,735	4,839
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.6167% 2048[12]	1,400	1,417
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% 2040[10,12]	130	130
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 2047[12]	1,000	1,018
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 2048[12]	1,180	1,177
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2029[6,12]	2,650	2,658
		12,417
Bonds & notes of governments & government agency outside the U.S. 0.03%
Royal Bank of Canada 1.875% 2020[12]	7,000	6,927
Total mortgage-backed obligations		1,318,843
Asset-backed obligations 0.63%
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class A3, 1.46% 2021[12]	609	606
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class B, 1.80% 2021[12]	500	495
AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.73% 2021[12]	3,455	3,446
Angel Oak Capital Advisors LLC, CLO, Series 2013-9A, Class A1R, (3-month USD-LIBOR + 1.01%) 3.479% 2025[6,10,12]	1,721	1,716
Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6, 2.15% 2021[12]	275	274
CPS Auto Receivables Trust, Series 2017-B, Class A, 1.75% 2020[6,12]	104	104
American Funds Insurance Series — Asset Allocation Fund — Page 84 of 179

Bonds, notes & other debt instruments (continued) Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Drive Auto Receivables Trust, Series 2016-CA, Class C, 3.02% 2021[6,12]	$1,403	$1,402
Drive Auto Receivables Trust, Series 2017-1, Class C, 2.84% 2022[12]	1,075	1,074
Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98% 2022[6,12]	1,685	1,683
Drive Auto Receivables Trust, Series 2017-2, Class C, 2.75% 2023[12]	1,075	1,073
Drivetime Auto Owner Trust, Series 2016-3A, Class C, 3.15% 2022[6,12]	669	669
Drivetime Auto Owner Trust, Series 2017-4A, Class C, 2.86% 2023[6,12]	4,000	3,989
Drivetime Auto Owner Trust, Series 2017-3A, Class C, 3.01% 2023[6,12]	3,850	3,845
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 1.74% 2022[6,12]	221	220
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 2.13% 2022[6,12]	337	335
Enterprise Fleet Financing LLC, Series 2017-1, Class A3, 2.60% 2022[6,12]	655	651
Exeter Automobile Receivables Trust, Series 2018-1A, Class C, 3.03% 2023[6,12]	3,000	2,982
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 2027[6,12]	2,900	2,830
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 2.62% 2028[6,12]	3,330	3,284
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[6,12]	13,095	13,228
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[6,12]	14,965	14,871
Ford Credit Floorplan Master Owner Trust, Series 2016-3, Class A1, 1.55% 2021[12]	3,500	3,473
Global SC Finance II SRL, Series 2013-1A, Class A, 2.98% 2028[6,12]	108	107
Global SC Finance II SRL, Series 2014-1A, Class A1, 3.19% 2029[6,12]	248	246
Global SC Finance II SRL, Series 2017-1A, Class A, 3.85% 2037[6,12]	1,659	1,662
Santander Drive Auto Receivables Trust, Series 2017-1, Class B, 2.10% 2021[12]	664	662
Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.66% 2021[12]	525	523
Santander Drive Auto Receivables Trust, Series 2015-3, Class C, 2.74% 2021[12]	1,505	1,505
Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.97% 2021[12]	135	135
Santander Drive Auto Receivables Trust, Series 2017-1, Class C, 2.58% 2022[12]	1,718	1,709
Symphony Ltd., CLO, Series 2013-12A, Class AR, (3-month USD-LIBOR + 1.03%) 3.466% 2025[6,10,12]	8,181	8,155
Synchrony Credfit Card Master Note Trust, Series 2018-A1, Class A1, 3.38% 2024[12]	8,930	9,015
TAL Advantage V LLC, Series 2013-2A, Class A, 3.55% 2038[6,12]	1,288	1,283
TAL Advantage V LLC, Series 2014-1A, Class A, 3.51% 2039[6,12]	1,188	1,183
Triton Container Finance LLC, Series 2017-1A, Class A, 3.52% 2042[6,12]	2,081	2,054
Triton Container Finance LLC, Series 2017-2A, Class A, 3.62% 2042[6,12]	1,797	1,766
Verizon Owner Trust, Series 2016-2A, Class A, 1.68% 2021[6,12]	5,275	5,245
Verizon Owner Trust, Series 2017-2A, Class A, 1.92% 2021[6,12]	7,900	7,821
Verizon Owner Trust, Series 2017-1A, Class A, 2.06% 2021[6,12]	8,215	8,155
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59% 2025[6,12]	128	128
World Financial Network Credit Card Master Note Trust, Series 2012-A, Class A, 3.14% 2023[12]	14,170	14,169
World Financial Network Credit Card Master Note Trust, Series 2018-A, Class A, 3.07% 2024[12]	7,000	6,983
World Financial Network Credit Card Master Note Trust, Series 2018-B, Class A, 3.46% 2025[12]	8,275	8,366
		143,122
Bonds & notes of governments & government agencies outside the U.S. 0.18%
CPPIB Capital Inc. 1.25% 2019[6]	3,900	3,859
CPPIB Capital Inc. 2.375% 2021[6]	6,000	5,964
CPPIB Capital Inc. 2.25% 2022[6]	4,286	4,220
CPPIB Capital Inc. 2.75% 2027[6]	6,600	6,374
KfW 2.125% 2022	375	369
Manitoba (Province of) 3.05% 2024	2,600	2,613
Qatar (State of) 3.875% 2023[6]	1,490	1,509
Quebec (Province of) 2.375% 2022	6,232	6,163
Quebec (Province of) 2.75% 2027	9,000	8,692
Saudi Arabia (Kingdom of) 3.625% 2028[6]	2,060	1,953
		41,716
American Funds Insurance Series — Asset Allocation Fund — Page 85 of 179

Bonds, notes & other debt instruments (continued) Federal agency bonds & notes 0.07%	Principal amount (000)	Value (000)
Fannie Mae 2.00% 2022	$3,000	$2,957
Fannie Mae 1.875% 2026	13,000	12,074
		15,031
Municipals 0.02% Illinois 0.02%
G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[12]	5,000	4,775
Minnesota 0.00%
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2013-A, AMT, 3.00% 2031	5	5
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 2038	180	187
		192
Connecticut 0.00%
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 2044	50	52
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-C-1, 4.00% 2044	70	72
		124
Maryland 0.00%
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Ref. Bonds, Series 2014-E, 2.857% 2040	70	69
South Carolina 0.00%
Housing Fin. Auth., Mortgage Rev. Ref. Bonds, Series 2014, AMT, 4.00% 2041	55	57
Nebraska 0.00%
Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2013-A, 3.00% 2043	15	15
Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2013-C, 4.50% 2043	10	10
		25
Tennessee 0.00%
Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 2043	20	20
South Dakota 0.00%
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 2034	10	10
Massachusetts 0.00%
Housing Fin. Agcy., Single Family Housing Rev. Bonds, Series 167, 4.00% 2043	5	5
Total municipals		5,277
Total bonds, notes & other debt instruments (cost: $6,771,429,000)		6,631,026
Short-term securities 13.60%
Apple Inc. 2.33% due 1/9/2019[6]	40,000	39,975
Army and Air Force Exchange Service 2.41% due 1/8/2019[6]	28,000	27,985
Chariot Funding, LLC 2.68% due 3/6/2019[6]	50,000	49,756
CHARTA, LLC 2.45% due 1/15/2019[6]	50,000	49,947
Chevron Corp. 2.38% due 1/14/2019[6]	48,600	48,554
Emerson Electric Co. 2.42% due 1/10/2019[6]	50,000	49,967
American Funds Insurance Series — Asset Allocation Fund — Page 86 of 179

Short-term securities (continued)	Principal amount (000)	Value (000)
Federal Home Loan Bank 2.13%–2.41% due 1/2/2019–3/15/2019	$1,506,150	$1,501,682
Freddie Mac 2.27%–2.36% due 1/22/2019–2/20/2019	100,000	99,767
Merck & Co. Inc. 2.37%–2.50% due 1/23/2019–2/27/2019[6]	149,000	148,526
National Rural Utilities Cooperative Finance Corp. 2.46%–2.50% due 1/11/2019–2/6/2019	42,900	42,845
Pfizer Inc. 2.33% due 2/11/2019[6]	75,000	74,775
Private Export Funding Corp. 2.57% due 3/11/2019	25,000	24,870
Procter & Gamble Co. 2.30%–2.50% due 1/15/2019–2/6/2019[6]	70,000	69,896
U.S. Treasury Bills 2.12%–2.38% due 1/15/2019–3/7/2019	660,200	658,327
United Parcel Service Inc. 2.34%–2.40% due 1/14/2019–1/22/2019[6]	175,000	174,804
Wal-Mart Stores, Inc. 2.35%–2.42% due 1/7/2019–1/14/2019[6]	55,000	54,952
Total short-term securities (cost: $3,116,790,000)		3,116,628
Total investment securities 101.49% (cost: $20,890,335,000)		23,267,801
Other assets less liabilities (1.49)%		(342,350)
Net assets 100.00%		$22,925,451
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[17] (000)	Value at 12/31/2018[18] (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
2 Year U.S. Treasury Note Futures	Long	2,898	April 2019	$579,600	$615,282	$2,012
5 Year U.S. Treasury Note Futures	Long	1,317	April 2019	131,700	151,043	2,659
10 Year U.S. Treasury Note Futures	Long	817	March 2019	81,700	99,687	1,364
10 Year Ultra U.S. Treasury Note Futures	Short	211	March 2019	(21,100)	(27,447)	(874)
						$5,161
Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized depreciation at 12/31/2018 (000)
1.6365%	3-month USD-LIBOR	10/16/2019	$124,000	$(1,066)	$—	$(1,066)
U.S. EFFR	2.4435%	12/20/2023	17,844	(137)	—	(137)
U.S. EFFR	2.45375%	12/20/2023	159,848	(1,304)	—	(1,304)
U.S. EFFR	2.4225%	12/24/2023	73,206	(490)	—	(490)
3-month USD-LIBOR	2.945%	10/16/2044	28,000	(560)	—	(560)
					$—	$(3,557)
American Funds Insurance Series — Asset Allocation Fund — Page 87 of 179

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $396,462,000, which represented 1.73% of the net assets of the fund. This amount includes $369,780,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Value determined using significant unobservable inputs.
[4]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[5]	Amount less than one thousand.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,612,443,000, which represented 7.03% of the net assets of the fund.
[7]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[8]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $10,162,000, which represented .04% of the net assets of the fund.
[9]	Index-linked bond whose principal amount moves with a government price index.
[10]	Coupon rate may change periodically.
[11]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $43,203,000, which represented .19% of the net assets of the fund.
[12]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[13]	Step bond; coupon rate may change at a later date.
[14]	Scheduled interest and/or principal payment was not received.
[15]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[16]	Purchased on a TBA basis.
[17]	Notional amount is calculated based on the number of contracts and notional contract size.
[18]	Value is calculated based on the notional amount and current market price.
Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP 6.50% 2021	3/6/2017	$21,325	$21,486.09%
Blackstone CQP Holdco LP 6.00% 2021	8/9/2017	5,700	5,737.03
Advanz Pharma Corp.	8/31/2018-9/4/2018	2,219	2,930.01
Rotech Healthcare Inc.	9/26/2013	6,949	736.00
NCI Building Systems, Inc.	11/16/2018	48	15.00
Corporate Risk Holdings Corp.	8/31/2015-4/21/2017	—	—	.00
Total private placement securities		$36,241	$30,904.13%
Key to abbreviations and symbol
ADR = American Depositary Receipts
Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
CLO = Collateralized Loan Obligations
Dept. = Department
Dev. = Development
EFFR = Effective Federal Funds Rate
Fin. = Finance
G.O. = General Obligation
LIBOR = London Interbank Offered Rate
Ref. = Refunding
Rev. = Revenue
SDR = Swedish Depositary Receipts
TBA = To-be-announced
USD/$ = U.S. dollars
American Funds Insurance Series — Asset Allocation Fund — Page 88 of 179

Global Balanced Fund
Investment portfolio
December 31, 2018
Common stocks 56.65% Information technology 11.31%	Shares	Value (000)
ASML Holding NV	35,800	$5,626
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	732,000	5,331
Microsoft Corp.	48,500	4,926
PagSeguro Digital Ltd., Class A2	220,528	4,130
Broadcom Inc.	15,150	3,852
Temenos AG1	25,000	2,999
Keyence Corp.[1]	4,400	2,233
Intel Corp.	44,000	2,065
Amphenol Corp., Class A	24,000	1,944
Visa Inc., Class A	14,600	1,926
Amadeus IT Group SA, Class A, non-registered shares	25,700	1,791
Mastercard Inc., Class A	9,200	1,736
TravelSky Technology Ltd., Class H	610,000	1,562
Samsung Electronics Co., Ltd.[1]	27,000	933
Infosys Ltd.	40,350	381
		41,435
Financials 8.12%
JPMorgan Chase & Co.	48,270	4,712
HSBC Holdings PLC (GBP denominated)	539,633	4,449
Berkshire Hathaway Inc., Class A2	12	3,672
B3 SA - Brasil, Bolsa, Balcao	376,000	2,601
HDFC Bank Ltd. (ADR)	21,605	2,238
Credicorp Ltd.	10,050	2,228
Wells Fargo & Co.	47,900	2,207
AIA Group Ltd.	250,000	2,075
Bank Central Asia Tbk PT1	1,080,000	1,949
Sberbank of Russia PJSC (ADR)	123,000	1,348
FinecoBank SpA[1]	125,000	1,254
BNP Paribas SA	18,200	823
BlackRock, Inc.	434	171
		29,727
Health care 7.49%
Merck & Co., Inc.	66,870	5,110
Humana Inc.	16,330	4,678
UnitedHealth Group Inc.	8,985	2,238
AstraZeneca PLC	26,600	1,991
Mettler-Toledo International Inc.[2]	3,500	1,980
Cigna Corp.	10,310	1,958
Fisher & Paykel Healthcare Corp. Ltd.	204,000	1,780
Carl Zeiss Meditec AG, non-registered shares[1]	19,500	1,526
Coloplast A/S, Class B [1]	16,000	1,487
Medtronic PLC	15,000	1,364
Gilead Sciences, Inc.	17,500	1,095
Novartis AG1	11,800	1,008
American Funds Insurance Series — Global Balanced Fund — Page 89 of 179

Common stocks (continued) Health care (continued)	Shares	Value (000)
Teva Pharmaceutical Industries Ltd. (ADR)	50,000	$771
GlaxoSmithKline PLC	24,200	460
		27,446
Industrials 6.81%
Boeing Co.	15,250	4,918
Edenred SA	65,000	2,391
Spirax-Sarco Engineering PLC	24,000	1,909
Watsco, Inc.	13,000	1,809
MTU Aero Engines AG1	9,000	1,632
Caterpillar Inc.	12,000	1,525
Ryanair Holdings PLC (ADR)[2]	20,600	1,470
Nidec Corp.[1]	12,800	1,452
ASSA ABLOY AB, Class B1	66,000	1,178
NIBE Industrier AB, Class B1	106,000	1,087
Cummins Inc.	8,000	1,069
BAE Systems PLC	170,000	995
International Consolidated Airlines Group, SA (CDI)	120,000	945
United Parcel Service, Inc., Class B	9,300	907
Northrop Grumman Corp.	3,450	845
Lockheed Martin Corp.	3,080	806
		24,938
Energy 4.95%
ConocoPhillips	56,006	3,492
Royal Dutch Shell PLC, Class B	114,200	3,406
LUKOIL Oil Co. PJSC (ADR)	39,800	2,845
Enbridge Inc. (CAD denominated)	62,117	1,929
Enbridge Inc. (CAD denominated)[3]	16,157	502
TOTAL SA	45,200	2,391
Occidental Petroleum Corp.	21,500	1,320
Chevron Corp.	10,000	1,088
Schlumberger Ltd.	20,400	736
CNOOC Ltd.	175,000	270
Canadian Natural Resources, Ltd. (CAD denominated)	6,200	150
		18,129
Consumer staples 4.85%
Nestlé SA1	45,300	3,677
Philip Morris International Inc.	50,800	3,391
British American Tobacco PLC	78,900	2,514
Coca-Cola European Partners PLC	48,000	2,201
Walgreens Boots Alliance, Inc.	25,000	1,708
Coca-Cola Co.	29,000	1,373
Procter & Gamble Co.	11,000	1,011
Anheuser-Busch InBev SA/NV	15,000	992
Coca-Cola FEMSA, SAB de CV, Series L	150,000	910
		17,777
Consumer discretionary 4.05%
Amazon.com, Inc.[2]	2,500	3,755
Ocado Group PLC[2]	259,500	2,613
LVMH Moët Hennessy-Louis Vuitton SE	6,100	1,805
General Motors Co.	50,000	1,672
Home Depot, Inc.	9,000	1,546
American Funds Insurance Series — Global Balanced Fund — Page 90 of 179

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Wynn Resorts, Ltd.	13,000	$1,286
Peugeot SA	52,500	1,122
Nokian Renkaat Oyj[1]	33,634	1,034
		14,833
Materials 3.54%
DowDuPont Inc.	40,738	2,179
Linde PLC[1]	13,706	2,176
Randgold Resources Ltd.[1]	25,000	2,068
Akzo Nobel NV	15,500	1,250
LyondellBasell Industries NV	12,000	998
Koninklijke DSM NV	12,000	982
WestRock Co.	24,570	928
Rio Tinto PLC	18,000	856
Croda International PLC	13,100	782
Boral Ltd.	185,000	644
The Chemours Co.	3,200	90
		12,953
Communication services 2.21%
Nintendo Co., Ltd.[1]	21,300	5,671
Alphabet Inc., Class C2	1,705	1,766
SK Telecom Co., Ltd.[1]	1,484	359
Publicis Groupe SA	5,000	287
		8,083
Real estate 1.91%
Link Real Estate Investment Trust REIT	211,697	2,144
Gaming and Leisure Properties, Inc. REIT	59,720	1,929
Equinix, Inc. REIT	4,240	1,495
Nippon Prologis, Inc. REIT[1]	391	827
Crown Castle International Corp. REIT	5,400	587
		6,982
Utilities 1.41%
Ørsted AS1	33,800	2,255
ENN Energy Holdings Ltd.	232,000	2,058
Power Assets Holdings Ltd.	120,500	839
		5,152
Total common stocks (cost: $181,317,000)		207,455
Bonds, notes & other debt instruments 36.97% Bonds & notes of governments & government agencies outside the U.S. 16.15%	Principal amount (000)
Abu Dhabi (Emirate of) 2.50% 2022[3]	$200	194
Abu Dhabi (Emirate of) 3.125% 2027[3]	200	191
Australia (Commonwealth of), Series 128, 5.75% 2022	A$1,120	894
Australia (Commonwealth of), Series 133, 5.50% 2023	425	344
Bank of Thailand 1.50% 2019	THB11,780	362
Belgium (Kingdom of), Series 77, 1.00% 2026	€135	161
Belgium (Kingdom of), Series 85, 0.80% 2028	360	414
Brazil (Federative Republic of) 0% 2021	BRL3,000	643
Brazil (Federative Republic of) 10.00% 2025	3,368	908
Canada 1.00% 2022	C$300	213
American Funds Insurance Series — Global Balanced Fund — Page 91 of 179

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Canada 2.25% 2025	C$1,700	$1,271
Chile (Republic of) 5.50% 2020	CLP50,000	74
China Development Bank Corp. 4.73% 2025	CNY3,600	553
Colombia (Republic of) 4.375% 2021	$200	203
European Financial Stability Facility 0.40% 2025	€425	490
European Financial Stability Facility 0.95% 2028	300	351
European Investment Bank 2.25% 2022	$225	222
French Republic O.A.T. 1.00% 2025	€420	505
French Republic O.A.T. 0.75% 2028	450	518
French Republic O.A.T. 3.25% 2045	260	410
French Republic O.A.T. 2.00% 2048	150	187
Germany (Federal Republic of) 2.25% 2021	60	74
Germany (Federal Republic of) 1.75% 2024	300	380
Germany (Federal Republic of) 0.50% 2026	200	238
Germany (Federal Republic of) 0.50% 2028	1,300	1,534
Germany (Federal Republic of) 2.50% 2046	315	509
Germany (Federal Republic of) 1.25% 2048	550	692
Greece (Hellenic Republic of) 3.375% 2025	110	122
India (Republic of) 7.80% 2021	INR32,200	468
India (Republic of) 7.68% 2023	15,900	232
India (Republic of) 8.83% 2023	10,400	159
India (Republic of) 7.35% 2024	10,000	143
India (Republic of) 6.97% 2026	74,000	1,034
Indonesia (Republic of) 3.75% 2022	$410	407
Indonesia (Republic of) 3.85% 2027[3]	400	381
Indonesia (Republic of), Series 64, 6.125% 2028	IDR778,000	48
Indonesia (Republic of), Series 78, 8.25% 2029	6,768,000	483
Indonesia (Republic of), Series 74, 7.50% 2032	3,000,000	196
Ireland (Republic of) 3.40% 2024	€50	67
Ireland (Republic of) 1.00% 2026	500	590
Ireland (Republic of) 0.90% 2028	1,090	1,250
Ireland (Republic of) 2.40% 2030	30	39
Israel (State of) 3.15% 2023	$400	399
Israel (State of) 2.00% 2027	ILS2,100	558
Israel (State of) 5.50% 2042	1,000	369
Italy (Republic of) 0.95% 2023	€150	168
Italy (Republic of) 4.75% 2023	100	130
Italy (Republic of) 4.50% 2024	200	258
Italy (Republic of) 1.45% 2025	185	203
Italy (Republic of) 2.05% 2027	550	607
Japan, Series 395, 0.10% 2020	¥251,100	2,301
Japan, Series 394, 0.10% 2020	106,000	971
Japan, Series 134, 0.10% 2022	95,000	875
Japan, Series 17, 0.10% 2023[4]	10,480	98
Japan, Series 19, 0.10% 2024[4]	30,420	285
Japan, Series 18, 0.10% 2024[4]	20,840	195
Japan, Series 337, 0.30% 2024	162,100	1,518
Japan, Series 340, 0.40% 2025	20,000	189
Japan, Series 344, 0.10% 2026	70,000	650
Japan, Series 21, 0.10% 2026[4]	40,591	383
Japan, Series 346, 0.10% 2027	380,450	3,529
Japan, Series 22, 0.10% 2027[4]	25,444	240
Japan, Series 145, 1.70% 2033	150,000	1,650
Japan, Series 161, 0.60% 2037	190,000	1,779
Japan, Series 42, 1.70% 2044	53,000	603
American Funds Insurance Series — Global Balanced Fund — Page 92 of 179

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Japan, Series 53, 0.60% 2046	¥45,000	$400
KfW 2.125% 2022	$250	246
Kuwait (State of) 2.75% 2022[3]	200	197
Lithuania (Republic of) 7.375% 2020	100	105
Malaysia (Federation of), Series 0116, 3.80% 2023	MYR2,950	712
Malaysia (Federation of), Series 0316, 3.90% 2026	1,233	294
Malaysia (Federation of), Series 0310, 4.498% 2030	1,600	391
Morocco (Kingdom of) 4.25% 2022	$200	201
National Highways Authority of India 7.17% 2021	INR30,000	419
Netherlands (Kingdom of the) 5.50% 2028	€100	168
Norway (Kingdom of) 3.75% 2021	NKr2,200	270
Peru (Republic of) 6.15% 2032	PEN3,275	991
Peru (Republic of) 5.625% 2050	$20	24
Poland (Republic of), Series 1020, 5.25% 2020	PLN2,850	815
Poland (Republic of), Series 1021, 5.75% 2021	2,670	792
Poland (Republic of), Series 0922, 5.75% 2022	870	264
Poland (Republic of), Series 1023, 4.00% 2023	2,800	812
Poland (Republic of), Series 0725, 3.25% 2025	4,950	1,385
Portuguese Republic 5.125% 2024	$250	262
Portuguese Republic 2.875% 2025	€600	766
Qatar (State of) 4.50% 2028[3]	$900	942
Quebec (Province of) 2.375% 2022	114	113
Romania 2.30% 2020	RON1,405	337
Romania 3.375% 2038	€80	82
Romania 5.125% 2048[3]	$150	145
Saskatchewan (Province of) 3.05% 2028	C$250	186
Saudi Arabia (Kingdom of) 2.894% 2022[3]	$200	195
Saudi Arabia (Kingdom of) 3.625% 2028[3]	200	190
Saudi Arabia (Kingdom of) 4.50% 2030[3]	240	239
Saudi Arabia (Kingdom of) 5.00% 2049	200	193
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR1,950	134
South Africa (Republic of), Series R-214, 6.50% 2041	11,550	561
South Korea (Republic of), Series 2106, 4.25% 2021	KRW262,000	248
South Korea (Republic of), Series 2203, 1.875% 2022	260,000	233
South Korea (Republic of), Series 2209, 2.00% 2022	560,000	504
Spain (Kingdom of) 1.40% 2028	€270	311
Spain (Kingdom of) 2.90% 2046	130	160
Spain (Kingdom of) 2.70% 2048	600	701
Sweden (Kingdom of) 1.125% 2019[3]	$200	198
Thailand (Kingdom of) 1.875% 2022	THB14,100	431
Thailand (Kingdom of) 3.85% 2025	7,300	245
Thailand (Kingdom of) 2.125% 2026	37,300	1,121
Thailand (Kingdom of) 3.775% 2032	4,900	166
United Kingdom 3.75% 2020	£75	100
United Kingdom 1.75% 2022	280	369
United Kingdom 2.75% 2024	260	364
United Kingdom 4.25% 2027	50	80
United Kingdom 4.25% 2040	50	92
United Kingdom 3.25% 2044	250	408
United Kingdom 3.50% 2045	50	85
United Kingdom 1.50% 2047	520	613
United Mexican States 4.15% 2027	$400	387
United Mexican States 4.60% 2046	200	178
United Mexican States, Series M, 8.00% 2020	MXN2,000	101
United Mexican States, Series M, 6.50% 2021	9,000	438
American Funds Insurance Series — Global Balanced Fund — Page 93 of 179

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
United Mexican States, Series M, 6.50% 2022	MXN11,500	$550
United Mexican States, Series M20, 10.00% 2024	9,300	503
United Mexican States, Series M, 5.75% 2026	26,000	1,119
United Mexican States, Series M30, 10.00% 2036	2,500	140
United Mexican States, Series M, 7.75% 2042	3,200	144
Uruguay (Oriental Republic of) 9.875% 2022	UYU1,050	32
Uruguay (Oriental Republic of) 8.50% 2028	6,963	182
		59,146
U.S. Treasury bonds & notes 12.50% U.S. Treasury 10.13%
U.S. Treasury 1.00% 2019	$1,000	986
U.S. Treasury 1.25% 2019	50	50
U.S. Treasury 1.625% 2019	300	298
U.S. Treasury 1.75% 2019	600	596
U.S. Treasury 3.125% 2019	225	225
U.S. Treasury 1.375% 2020	900	886
U.S. Treasury 1.50% 2020	350	344
U.S. Treasury 1.75% 2020	564	556
U.S. Treasury 2.125% 2020	200	199
U.S. Treasury 2.50% 2020	420	420
U.S. Treasury 2.625% 2020	100	100
U.S. Treasury 2.875% 2020	927	933
U.S. Treasury 1.125% 2021	1,025	991
U.S. Treasury 1.375% 2021	550	536
U.S. Treasury 2.00% 2021	108	107
U.S. Treasury 2.625% 2021	1,020	1,024
U.S. Treasury 2.875% 2021	2,250	2,276
U.S. Treasury 1.625% 2022	2,850	2,766
U.S. Treasury 1.875% 2022	700	688
U.S. Treasury 1.875% 2022	600	588
U.S. Treasury 2.00% 2022	455	447
U.S. Treasury 2.00% 2022	75	74
U.S. Treasury 1.375% 2023	300	286
U.S. Treasury 1.75% 2023	100	97
U.S. Treasury 2.375% 2023[5]	750	747
U.S. Treasury 2.625% 2023	800	804
U.S. Treasury 2.75% 2023	420	425
U.S. Treasury 2.75% 2023	101	102
U.S. Treasury 2.875% 2023	2,250	2,288
U.S. Treasury 2.00% 2024	750	730
U.S. Treasury 2.125% 2024	2,025	1,981
U.S. Treasury 2.125% 2024	500	489
U.S. Treasury 2.25% 2024	200	197
U.S. Treasury 2.125% 2025	200	195
U.S. Treasury 2.75% 2025	720	727
U.S. Treasury 2.875% 2025	750	763
U.S. Treasury 3.00% 2025	900	923
U.S. Treasury 1.625% 2026	535	501
U.S. Treasury 1.625% 2026	440	411
U.S. Treasury 2.25% 2027	2,800	2,711
U.S. Treasury 2.25% 2027	700	680
U.S. Treasury 2.25% 2027	500	483
U.S. Treasury 2.375% 2027	1,500	1,469
U.S. Treasury 2.875% 2028[5]	2,170	2,205
American Funds Insurance Series — Global Balanced Fund — Page 94 of 179

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.875% 2028	$612	$622
U.S. Treasury 3.125% 2028	900	935
U.S. Treasury 3.00% 2044[5]	355	355
U.S. Treasury 2.50% 2045	315	286
U.S. Treasury 3.00% 2045	100	100
U.S. Treasury 2.875% 2046	500	487
		37,089
U.S. Treasury inflation-protected securities 2.37%
U.S. Treasury Inflation-Protected Security 0.125% 2022[4]	220	212
U.S. Treasury Inflation-Protected Security 0.125% 2024[4]	799	767
U.S. Treasury Inflation-Protected Security 0.625% 2024[4]	1,815	1,788
U.S. Treasury Inflation-Protected Security 0.25% 2025[4]	865	828
U.S. Treasury Inflation-Protected Security 0.375% 2025[4]	240	231
U.S. Treasury Inflation-Protected Security 2.375% 2025[4]	67	73
U.S. Treasury Inflation-Protected Security 0.625% 2026[4]	851	830
U.S. Treasury Inflation-Protected Security 0.375% 2027[4]	1,727	1,641
U.S. Treasury Inflation-Protected Security 0.375% 2027[4]	222	211
U.S. Treasury Inflation-Protected Security 0.50% 2028[4]	1,640	1,566
U.S. Treasury Inflation-Protected Security 1.375% 2044[4]	516	534
		8,681
Total U.S. Treasury bonds & notes		45,770
Corporate bonds & notes 6.43% Financials 1.61%
ACE INA Holdings Inc. 2.875% 2022	20	20
ACE INA Holdings Inc. 3.35% 2026	20	20
ACE INA Holdings Inc. 4.35% 2045	20	21
Allianz SE 4.75% (undated) (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[6]	€100	126
Aviva PLC, junior subordinated 6.875% 2058[6]	£75	107
AXA SA, junior subordinated 5.453% (undated)[6]	100	129
Banco Bilbao Vizcaya Argentaria SA 3.50% 2024 (5 year EURO Mid Swap + 2.55% on 4/11/2019)[6]	€100	115
Banco del Estado de Chile 2.668% 2021[3]	$500	489
Banco Nacional de Comercio Exterior SNC 3.80% 2026 (UST Yield Curve Rate T Note Constant Maturity 5 year + 3.00% on 8/11/2021)[3,6]	200	191
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[6]	100	99
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[6]	394	369
Barclays Bank PLC 10.00% 2021	£100	147
Berkshire Hathaway Inc. 3.00% 2022	$75	75
Goldman Sachs Group, Inc. 5.75% 2022	70	73
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[6]	130	124
Goldman Sachs Group, Inc. 3.50% 2025	210	199
Goldman Sachs Group, Inc. 3.75% 2026	25	24
Goldman Sachs Group, Inc. 4.75% 2045	70	67
Groupe BPCE SA 5.70% 2023[3]	200	207
HSBC Holdings PLC 3.033% 2023 (3-month USD-LIBOR + 0.923% on 11/12/2022)[6]	200	194
HSBC Holdings PLC 3.375% 2024 (5 year EURO Mid Swap + 1.95% on 1/10/2019)[6]	€100	115
HSBC Holdings PLC 3.90% 2026	$200	192
HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[6]	250	247
Intesa Sanpaolo SpA 6.625% 2023	€125	163
JPMorgan Chase & Co. 2.55% 2021	$76	75
JPMorgan Chase & Co. 3.25% 2022	28	28
JPMorgan Chase & Co. 2.70% 2023	150	144
American Funds Insurance Series — Global Balanced Fund — Page 95 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
JPMorgan Chase & Co., Series S, junior subordinated, perpetual, 6.75% (undated) (3-month USD-LIBOR + 3.78% on 2/1/2024)[6]	$135	$140
JPMorgan Chase Bank NA (3-month USD-LIBOR + 0.34%) 2.848% 2021[7]	300	297
Lloyds Banking Group PLC 6.50% 2020	€210	257
Morgan Stanley 3.125% 2026	$110	102
Morgan Stanley 3.875% 2026	75	73
NN Group NV 4.50% (undated) (3-month EUR-LIBOR + 4.00% on 1/15/2026)[6]	€100	115
PNC Financial Services Group, Inc. 2.854% 2022[6]	$100	98
Rabobank Nederland 3.875% 2023	€100	128
Skandinaviska Enskilda Banken AB 2.80% 2022	$250	245
UniCredit SpA 4.625% 2027[3]	200	183
US Bancorp 2.85% 2023	300	295
VEB Finance Ltd. 6.902% 2020[3]	100	102
Wells Fargo & Co. 3.584% 2028 (3-month USD-LIBOR + 1.31% on 5/15/2027)[6]	100	96
		5,891
Utilities 0.98%
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 2023[3]	200	196
American Electric Power Co., Inc. 2.15% 2020	215	211
CMS Energy Corp. 3.00% 2026	150	141
Duke Energy Carolinas, Inc. 3.05% 2023	280	278
Duke Energy Carolinas, Inc. 3.70% 2047	50	46
Duke Energy Corp. 3.75% 2024	110	110
Duke Energy Corp. 2.65% 2026	225	205
Duke Energy Progress, LLC 3.70% 2028	75	76
Enel Finance International SA 2.75% 2023[3]	200	185
Enel Finance International SA 3.625% 2027[3]	200	177
Enel Finance International SA 3.50% 2028[3]	400	344
Enersis Américas SA 4.00% 2026	110	103
Exelon Corp. 3.497% 2022[6]	25	24
Exelon Corp. 3.40% 2026	150	143
FirstEnergy Corp. 3.90% 2027	250	243
FirstEnergy Corp. 3.50% 2028[3]	65	62
FirstEnergy Corp. 4.85% 2047	60	60
Niagara Mohawk Power Corp. 3.508% 2024[3]	85	86
NiSource Finance Corp. 2.65% 2022	50	48
Pacific Gas and Electric Co. 3.85% 2023	70	63
Pacific Gas and Electric Co. 2.95% 2026	25	21
Pacific Gas and Electric Co. 3.30% 2027	150	123
Pacific Gas and Electric Co. 4.65% 2028[3]	114	101
Pacific Gas and Electric Co. 6.35% 2038	62	59
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	72	72
State Grid Overseas Investment Ltd. 3.50% 2027[3]	450	434
		3,611
Health care 0.92%
Abbott Laboratories 3.75% 2026	51	51
AbbVie Inc. 2.50% 2020	180	178
AbbVie Inc. 2.90% 2022	60	58
AbbVie Inc. 3.20% 2026	73	68
AbbVie Inc. 4.50% 2035	15	14
Aetna Inc. 2.75% 2022	50	48
Aetna Inc. 2.80% 2023	10	10
Allergan PLC 3.00% 2020	30	30
American Funds Insurance Series — Global Balanced Fund — Page 96 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Allergan PLC 3.80% 2025	$173	$169
Allergan PLC 4.75% 2045	3	3
Amgen Inc. 1.85% 2021	20	19
AstraZeneca PLC 2.375% 2022	110	106
AstraZeneca PLC 3.50% 2023	150	149
Baxalta Inc. 4.00% 2025	18	18
Bayer US Finance II LLC 3.875% 2023[3]	200	197
Bayer US Finance II LLC 4.40% 2044[3]	100	86
Becton, Dickinson and Co. 2.894% 2022	55	53
Becton, Dickinson and Co. 3.734% 2024	35	34
Becton, Dickinson and Co. 3.70% 2027	65	62
Cigna Corp. 4.125% 2025[3]	80	80
Cigna Corp. 4.375% 2028[3]	120	121
CVS Health Corp. 4.30% 2028	85	83
CVS Health Corp. 4.78% 2038	20	19
CVS Health Corp. 5.05% 2048	215	210
EMD Finance LLC 2.40% 2020[3]	200	198
EMD Finance LLC 3.25% 2025[3]	250	240
Humana Inc. 3.15% 2022	100	98
Medtronic, Inc. 3.50% 2025	100	100
Roche Holdings, Inc. 3.35% 2024[3]	200	201
Shire PLC 2.40% 2021	153	148
Shire PLC 2.875% 2023	69	65
Shire PLC 3.20% 2026	25	23
Takeda Pharmaceutical Co., Ltd. 4.40% 2023[3]	200	202
Takeda Pharmaceutical Co., Ltd. 2.25% 2026	€200	234
		3,375
Consumer discretionary 0.56%
Amazon.com, Inc. 2.80% 2024	$170	165
Amazon.com, Inc. 3.15% 2027	50	48
DaimlerChrysler North America Holding Corp. 2.00% 2021[3]	200	193
Hyundai Capital America 2.55% 2020[3]	135	133
Hyundai Capital America 3.25% 2022[3]	65	63
Hyundai Capital Services Inc. 3.75% 2023[3]	250	247
McDonald’s Corp. 3.50% 2020	50	51
McDonald’s Corp. 3.80% 2028	110	108
Nissan Motor Co., Ltd. 2.15% 2020[3]	120	117
Nissan Motor Co., Ltd. 2.60% 2022[3]	115	110
President & Fellows of Harvard College 3.619% 2037	150	148
Toyota Motor Credit Corp. 2.25% 2023	85	81
Volkswagen Group of America Finance, LLC 4.25% 2023[3]	380	377
Volkswagen Group of America Finance, LLC 4.625% 2025[3]	200	198
		2,039
Consumer staples 0.55%
Altria Group, Inc. 2.625% 2020	100	99
Altria Group, Inc. 4.25% 2042	150	122
Anheuser-Busch InBev NV 3.30% 2023	35	34
Anheuser-Busch InBev NV 3.50% 2024	340	333
Anheuser-Busch InBev NV 4.00% 2028	100	96
British American Tobacco PLC 3.557% 2027	105	93
British American Tobacco PLC 4.39% 2037	80	66
Conagra Brands, Inc. 4.30% 2024	210	209
American Funds Insurance Series — Global Balanced Fund — Page 97 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Keurig Dr Pepper Inc. 4.597% 2028[3]	$175	$174
Keurig Dr Pepper Inc. 5.085% 2048[3]	100	96
Kraft Heinz Co. 3.50% 2022	100	99
Kroger Co. 3.50% 2026	140	133
Pernod Ricard SA 4.45% 2022[3]	150	153
Philip Morris International Inc. 2.00% 2020	55	54
Philip Morris International Inc. 2.90% 2021	100	99
Philip Morris International Inc. 2.625% 2022	15	14
Philip Morris International Inc. 4.25% 2044	25	23
Reynolds American Inc. 4.00% 2022	15	15
Reynolds American Inc. 4.45% 2025	105	101
		2,013
Energy 0.53%
Cenovus Energy Inc. 4.25% 2027	65	59
El Paso Pipeline Partners Operating Co., LLC 4.70% 2042	75	66
Enbridge Inc. 4.25% 2026	70	69
Enbridge Inc. 3.70% 2027	132	125
Energy Transfer Partners, LP 4.00% 2027	67	62
Energy Transfer Partners, LP 4.20% 2027	15	14
Energy Transfer Partners, LP 6.00% 2048	20	20
Halliburton Co. 3.80% 2025	35	34
Kinder Morgan Energy Partners, LP 3.50% 2021	30	30
Kinder Morgan, Inc. 4.30% 2028	150	148
Petróleos Mexicanos 7.47% 2026	MXN4,000	150
Petróleos Mexicanos 6.50% 2027	$130	122
Petróleos Mexicanos 6.35% 2048	357	286
Schlumberger BV 4.00% 2025[3]	50	49
Shell International Finance BV 3.50% 2023	330	334
Statoil ASA 3.15% 2022	160	160
Statoil ASA 3.70% 2024	50	51
Total Capital International 2.875% 2022	150	148
		1,927
Communication services 0.52%
AT&T Inc. 4.10% 2028	55	53
Comcast Corp. 3.95% 2025	80	81
Comcast Corp. 4.15% 2028	160	163
Deutsche Telekom International Finance BV 1.95% 2021[3]	150	144
Deutsche Telekom International Finance BV 9.25% 2032	45	64
France Télécom 9.00% 2031[6]	65	90
France Télécom 5.375% 2050	£50	86
Myriad International Holdings 6.00% 2020	$250	257
Myriad International Holdings 5.50% 2025	250	253
NBCUniversal Media, LLC 4.375% 2021	50	51
Orange SA 2.75% 2019	140	140
Time Warner Inc. 4.75% 2021	150	154
Verizon Communications Inc. 4.329% 2028	120	121
Verizon Communications Inc. 4.272% 2036	248	233
		1,890
American Funds Insurance Series — Global Balanced Fund — Page 98 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Information technology 0.31%	Principal amount (000)	Value (000)
Apple Inc. 2.50% 2022	$75	$74
Apple Inc. 3.35% 2027	65	64
Broadcom Ltd. 3.875% 2027	190	171
Microsoft Corp. 2.40% 2026	297	278
Microsoft Corp. 3.30% 2027	355	352
Oracle Corp. 2.65% 2026	216	200
		1,139
Real estate 0.23%
American Campus Communities, Inc. 3.35% 2020	15	15
American Campus Communities, Inc. 3.75% 2023	100	99
American Campus Communities, Inc. 4.125% 2024	90	91
Corporate Office Properties LP 3.60% 2023	65	63
Essex Portfolio LP 3.50% 2025	120	117
Essex Portfolio LP 3.375% 2026	40	38
Scentre Group 3.75% 2027[3]	20	19
WEA Finance LLC 2.70% 2019[3]	200	199
WEA Finance LLC 3.75% 2024[3]	200	199
		840
Industrials 0.22%
General Electric Capital Corp. 3.15% 2022	50	47
Lima Metro Line Finance Ltd. 5.875% 2034[3,8]	200	200
Red de Carreteras de Occidente 9.00% 2028[8]	MXN2,000	93
Thomson Reuters Corp. 4.30% 2023	$75	76
Union Pacific Corp. 2.95% 2023	100	98
Union Pacific Corp. 4.50% 2048	20	20
United Technologies Corp. 3.10% 2022	106	104
United Technologies Corp. 4.125% 2028	170	169
		807
Total corporate bonds & notes		23,532
Mortgage-backed obligations 1.89%
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 2034[3,8]	47	47
Fannie Mae 4.00% 2041[8]	71	73
Fannie Mae 4.00% 2048[8]	336	343
Fannie Mae 4.00% 2048[8]	148	151
Fannie Mae 4.00% 2049[8,9]	1,995	2,035
Fannie Mae 4.50% 2049[8,9]	1,225	1,269
Freddie Mac 3.50% 2049[8,9]	300	300
Government National Mortgage Assn. 4.00% 2049[8,9]	90	92
Government National Mortgage Assn. 4.00% 2049[8,9]	80	82
Korea Housing Finance Corp. 2.50% 2020[3,8]	250	246
Korea Housing Finance Corp. 2.00% 2021[3,8]	250	241
Nykredit Realkredit AS, Series 01E, 1.50% 2037[8]	DKr1,730	268
Nykredit Realkredit AS, Series 01E, 2.00% 2037[8]	2,780	444
Nykredit Realkredit AS, Series 01E, 1.50% 2040[8]	8,810	1,345
		6,936
Total bonds, notes & other debt instruments (cost: $138,335,000)		135,384
American Funds Insurance Series — Global Balanced Fund — Page 99 of 179

Short-term securities 6.99%	Principal amount (000)	Value (000)
Canada Bill 2.32% due 1/3/2019	$6,000	$6,000
Federal Home Loan Bank 2.15%–2.39% due 1/2/2019–1/22/2019	9,600	9,592
National Rural Utilities Cooperative Finance Corp. 2.55% due 1/14/2019	5,000	4,995
U.S. Treasury Bills 2.28% due 1/15/2019	5,000	4,996
Total short-term securities (cost: $25,583,000)		25,583
Total investment securities 100.61% (cost: $345,235,000)		368,422
Other assets less liabilities (0.61)%		(2,233)
Net assets 100.00%		$366,189
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[10] (000)	Value at 12/31/2018[11] (000)	Unrealized appreciation at 12/31/2018 (000)
2 Year U.S. Treasury Note Futures	Long	6	April 2019	$1,200	$1,274	$6
5 Year U.S. Treasury Note Futures	Long	97	April 2019	9,700	11,124	116
10 Year Ultra U.S. Treasury Note Futures	Long	9	March 2019	900	1,171	38
10 Year U.S. Treasury Note Futures	Long	7	March 2019	700	854	20
						$180
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 12/31/2018 (000)
Purchases (000)	Sales (000)
USD500	MYR2,100	JPMorgan Chase	1/4/2019	$(8)
USD482	THB15,900	HSBC Bank	1/8/2019	(6)
USD1,367	EUR1,200	Citibank	1/8/2019	(9)
JPY57,806	EUR450	HSBC Bank	1/9/2019	12
JPY42,300	USD374	Citibank	1/9/2019	12
EUR534	USD606	Goldman Sachs	1/9/2019	6
USD354	JPY40,000	Bank of New York Mellon	1/9/2019	(11)
USD513	BRL2,000	Citibank	1/10/2019	(3)
USD350	INR24,900	Citibank	1/10/2019	(6)
JPY9,730	USD86	JPMorgan Chase	1/11/2019	3
JPY9,730	USD86	Goldman Sachs	1/11/2019	3
USD162	ILS600	Goldman Sachs	1/11/2019	1
USD497	PLN1,870	JPMorgan Chase	1/11/2019	(3)
USD172	JPY19,459	Goldman Sachs	1/11/2019	(6)
USD356	INR25,000	Citibank	1/14/2019	(1)
USD378	MYR1,580	JPMorgan Chase	1/14/2019	(4)
USD692	INR49,000	HSBC Bank	1/15/2019	(9)
JPY116,594	USD1,033	JPMorgan Chase	1/17/2019	32
USD871	CAD1,165	Citibank	1/17/2019	17
EUR938	USD1,068	Goldman Sachs	1/17/2019	9
KRW900,000	USD802	JPMorgan Chase	1/17/2019	5
USD259	THB8,500	Bank of America, N.A.	1/17/2019	(2)
USD796	KRW900,000	Morgan Stanley	1/17/2019	(11)
USD740	JPY83,520	Citibank	1/17/2019	(23)
American Funds Insurance Series — Global Balanced Fund — Page 100 of 179

Forward currency contracts  (continued)

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 12/31/2018 (000)
Purchases (000)	Sales (000)
JPY110,281	EUR860	Goldman Sachs	1/18/2019	$21
USD520	AUD725	JPMorgan Chase	1/18/2019	10
USD113	CAD150	Goldman Sachs	1/18/2019	4
KRW532,100	USD475	HSBC Bank	1/18/2019	2
GBP190	USD243	Citibank	1/18/2019	(1)
USD474	KRW532,100	Goldman Sachs	1/18/2019	(3)
USD116	INR8,300	Citibank	1/22/2019	(3)
USD588	BRL2,300	JPMorgan Chase	1/22/2019	(5)
GBP1,476	USD1,871	Citibank	1/24/2019	13
EUR1,565	USD1,787	JPMorgan Chase	1/24/2019	10
GBP270	EUR300	Bank of America, N.A.	1/24/2019	—[12]
NOK2,700	USD316	Bank of New York Mellon	1/24/2019	(3)
USD699	AUD970	UBS AG	1/25/2019	15
USD462	INR32,718	JPMorgan Chase	1/25/2019	(6)
EUR717	USD812	HSBC Bank	1/28/2019	11
EUR400	USD459	HSBC Bank	1/28/2019	1
NOK3,054	USD351	UBS AG	1/29/2019	3
USD143	MXN2,900	HSBC Bank	1/29/2019	(3)
JPY85,000	USD754	JPMorgan Chase	2/13/2019	24
USD504	CNH3,500	JPMorgan Chase	2/28/2019	(6)
USD62	BRL250	HSBC Bank	12/20/2019	—[12]
				$82
Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2018 (000)
U.S. EFFR	2.521%	5/1/2019	$153,000	$(19)	$—	$(19)
(0.0385)%	EONIA	12/4/2021	€4,300	12	—	12
(0.0405)%	EONIA	12/4/2021	4,400	12	—	12
					$—	$5
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $42,136,000, which represented 11.51% of the net assets of the fund. This amount includes $40,068,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $10,661,000, which represented 2.91% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $154,000, which represented .04% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Coupon rate may change periodically.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Purchased on a TBA basis.
[10]	Notional amount is calculated based on the number of contracts and notional contract size.
[11]	Value is calculated based on the notional amount and current market price.
[12]	Amount less than one thousand.
American Funds Insurance Series — Global Balanced Fund — Page 101 of 179

Key to abbreviations and symbols
ADR = American Depositary Receipts	JPY/¥ = Japanese yen
AUD/A$ = Australian dollars	KRW = South Korean won
BRL = Brazilian reais	LIBOR = London Interbank Offered Rate
CAD/C$ = Canadian dollars	MXN = Mexican pesos
CDI = CREST Depository Interest	MYR = Malaysian ringgits
CLP = Chilean pesos	NOK/NKr = Norwegian kroner
CNH = Chinese yuan renminbi	PEN = Peruvian nuevos soles
CNY = Chinese yuan renminbi	PLN = Polish zloty
DKr = Danish kroner	RON = Romanian leu
EUR/€ = Euros	TBA = To-be-announced
EURIBOR = Euro Interbank Offered Rate	THB = Thai baht
GBP/£ = British pounds	USD/$ = U.S. dollars
IDR = Indonesian rupiah	UYU = Uruguayan pesos
ILS = Israeli shekels	ZAR = South African rand
INR = Indian rupees
American Funds Insurance Series — Global Balanced Fund — Page 102 of 179

Bond Fund
Investment portfolio
December 31, 2018
Bonds, notes & other debt instruments 98.44% Corporate bonds & notes 36.57% Financials 10.49%	Principal amount (000)	Value (000)
ABN AMRO Bank NV 2.65% 2021[1]	$3,000	$2,961
ACE INA Holdings Inc. 2.30% 2020	2,005	1,977
ACE INA Holdings Inc. 2.875% 2022	3,625	3,596
ACE INA Holdings Inc. 3.35% 2026	2,525	2,474
ACE INA Holdings Inc. 4.35% 2045	2,220	2,294
Ally Financial Inc. 4.25% 2021	34,100	33,594
Ally Financial Inc. 5.125% 2024	25,300	25,173
Ally Financial Inc. 8.00% 2031	12,895	14,346
Ally Financial Inc. 8.00% 2031	9,120	10,169
American Express Co. 2.20% 2020	14,400	14,144
American Express Co. 3.70% 2021	2,840	2,867
American International Group, Inc. 4.20% 2028	11,595	11,215
American International Group, Inc. 4.75% 2048	10,525	9,681
Assicurazioni Generali SpA 7.75% 2042 (3-month EUR-EURIBOR + 7.113% on 12/12/2022)[2]	€3,100	4,145
Assicurazioni Generali SpA 10.125% 2042 (3-month EUR-EURIBOR + 9.181% on 7/10/2022)[2]	3,800	5,400
AXA Equitable Holdings, Inc. 3.90% 2023[1]	$2,215	2,190
AXA Equitable Holdings, Inc. 4.35% 2028[1]	250	237
AXA SA 5.00% 2048[1]	7,740	6,816
Bank of America Corp. 2.816% 2023 (3-month USD-LIBOR + 0.93% on 7/21/2022)[2]	39,485	38,210
Bank of America Corp. 3.124% 2023 (3-month USD-LIBOR + 1.16% on 1/20/2022)[2]	37,000	36,391
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[2]	876	866
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[2]	10,129	9,478
Bank of America Corp. 3.97% 2029 (3-month USD-LIBOR + 1.07% on 3/5/2028)[2]	14,400	14,022
Bank of America Corp. 4.271% 2029 (3-month USD-LIBOR + 1.31% on 7/23/2028)[2]	9,976	9,947
Barclays Bank PLC 4.972% 2029 (3-month USD-LIBOR + 1.902% on 5/16/2028)[2]	2,800	2,706
BB&T Corp. 2.45% 2020	5,000	4,966
Berkshire Hathaway Finance Corp. 4.20% 2048	9,095	9,073
BNP Paribas 3.50% 2023[1]	16,275	15,793
BNP Paribas 3.375% 2025[1]	525	495
Capital One Financial Corp. 2.40% 2020	10,150	9,939
Capital One Financial Corp. 2.50% 2020	39,100	38,601
Capital One Financial Corp. 3.45% 2021	4,500	4,493
Capital One Financial Corp. 4.25% 2025	8,000	7,955
Citigroup Inc. 2.35% 2021	1,000	972
Citigroup Inc. 2.90% 2021	3,200	3,150
Citigroup Inc. 2.75% 2022	21,000	20,377
Citigroup Inc. 2.876% 2023 (3-month USD-LIBOR + 0.95% on 7/24/2022)[2]	26,643	25,797
Citigroup Inc. 3.875% 2023	2,925	2,936
Citigroup Inc. 4.044% 2024 (3-month USD-LIBOR + 1.023% on 6/1/2023)[2]	250	251
Citigroup Inc. 3.52% 2028 (3-month USD-LIBOR + 1.151% on 10/27/2027)[2]	475	444
Citigroup Inc. 3.668% 2028[2]	1,678	1,588
Citigroup Inc. 4.075% 2029 (3-month USD-LIBOR + 1.192% on 4/23/2028)[2]	1,849	1,807
CME Group Inc. 4.15% 2048	575	585
Cooperatieve Rabobank UA 2.75% 2023	500	484
Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)[1,2]	12,000	11,429
American Funds Insurance Series — Bond Fund — Page 103 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Credit Suisse Group AG 3.80% 2023	$12,925	$12,695
Credit Suisse Group AG 4.207% 2024 (3-month USD-LIBOR + 1.24% on 6/12/2023)[1,2]	500	499
Danske Bank AS 2.80% 2021[1]	750	733
Danske Bank AS 3.875% 2023[1]	1,800	1,735
Deutsche Bank AG 2.85% 2019	5,700	5,666
Deutsche Bank AG 3.15% 2021	24,175	23,375
Deutsche Bank AG 4.25% 2021	20,000	19,716
Deutsche Bank AG 3.95% 2023	8,500	8,032
Discover Financial Services 10.25% 2019	2,200	2,275
Discover Financial Services 3.35% 2023	15,850	15,441
Discover Financial Services 4.65% 2028	13,000	12,696
DNB ASA 2.375% 2021[1]	250	244
Ford Motor Credit Co. 3.81% 2024	5,050	4,665
General Motors Financial Co. 4.20% 2021	12,600	12,602
Goldman Sachs Group, Inc. 5.75% 2022	4,800	5,028
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[2]	41,656	39,706
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[2]	9,600	8,979
Goldman Sachs Group, Inc. 4.223% 2029 (3-month USD-LIBOR + 1.301% on 5/1/2028)[2]	13,718	13,235
Goldman Sachs Group, Inc. 5.30% (undated) (3-month USD-LIBOR + 3.834% on 11/10/2026)[2]	1,750	1,571
Groupe BPCE SA 2.75% 2023[1]	6,875	6,598
Groupe BPCE SA 5.70% 2023[1]	27,166	28,179
Groupe BPCE SA 5.15% 2024[1]	4,711	4,736
HSBC Holdings PLC 3.033% 2023 (3-month USD-LIBOR + 0.923% on 11/12/2022)[2]	450	436
HSBC Holdings PLC 3.64% 2024[3]	750	731
HSBC Holdings PLC 3.95% 2024 (3-month USD-LIBOR + 0.987% on 5/18/2023)[2]	625	622
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[2]	13,000	12,908
Intesa Sanpaolo SpA 3.375% 2023[1]	8,400	7,788
Intesa Sanpaolo SpA 5.017% 2024[1]	70,790	64,129
Intesa Sanpaolo SpA 5.71% 2026[1]	16,915	15,534
Intesa Sanpaolo SpA 3.875% 2027[1]	6,870	5,923
Intesa Sanpaolo SpA 3.875% 2028[1]	645	552
JPMorgan Chase & Co. 2.70% 2023	14,825	14,248
JPMorgan Chase & Co. 2.776% 2023 (3-month USD-LIBOR + 0.935% on 4/25/2022)[2]	10,500	10,186
JPMorgan Chase & Co. 3.559% 2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)[2]	10,825	10,749
JPMorgan Chase & Co. 4.023% 2024 (3-month USD-LIBOR + 1.00% on 12/5/2023)[2]	11,550	11,655
JPMorgan Chase & Co. 3.509% 2029 (3-month USD-LIBOR + 0.945% on 1/23/2028)[2]	9,600	9,103
JPMorgan Chase & Co. 4.005% 2029 (3-month USD-LIBOR + 1.12% on 4/23/2028)[2]	2,316	2,280
JPMorgan Chase & Co. 4.203% 2029 (3-month USD-LIBOR + 1.26% on 7/23/2028)[2]	14,084	14,066
JPMorgan Chase & Co. 4.452% 2029 (3-month USD-LIBOR + 1.33% on 12/5/2028)[2]	8,676	8,841
Lloyds Banking Group PLC 2.907% 2023 (3-month USD-LIBOR + 0.81% on 11/7/2022)[2]	8,550	8,092
Lloyds Banking Group PLC 4.375% 2028	8,825	8,393
MetLife Capital Trust IV 7.875% 2067 (3-month USD-LIBOR + 3.96% on 12/1/2037)[1,2]	1,405	1,598
Metlife, Inc. 3.60% 2025	3,490	3,448
Metropolitan Life Global Funding I 2.30% 2019[1]	675	674
Metropolitan Life Global Funding I 2.00% 2020[1]	6,785	6,689
Morgan Stanley 2.50% 2021	28,111	27,555
Morgan Stanley 2.75% 2022	6,200	6,034
Morgan Stanley 3.125% 2023	46,621	45,553
Morgan Stanley 3.70% 2024	3,700	3,641
Morgan Stanley 3.125% 2026	7,653	7,071
Morgan Stanley 3.875% 2026	8,472	8,275
Morgan Stanley 3.625% 2027	628	598
Morgan Stanley 3.591% 2028[3]	575	544
Morgan Stanley 3.772% 2029 (3-month USD-LIBOR + 1.14% on 1/24/2028)[2]	345	331
American Funds Insurance Series — Bond Fund — Page 104 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Morgan Stanley, Series F, 3.875% 2024	$925	$921
New York Life Global Funding 2.10% 2019[1]	1,000	1,000
New York Life Global Funding 1.95% 2020[1]	145	143
New York Life Global Funding 1.70% 2021[1]	1,250	1,205
New York Life Global Funding 2.30% 2022[1]	500	482
Nordea Bank AB 2.50% 2020[1]	7,125	7,027
Nuveen, LLC 4.00% 2028[1]	305	315
PNC Bank 2.55% 2021	1,000	976
PNC Financial Services Group, Inc. 2.854% 2022[2]	5,850	5,736
PNC Funding Corp. 3.30% 2022	8,700	8,684
Prudential Financial, Inc. 3.878% 2028	500	504
Prudential Financial, Inc. 4.418% 2048	250	243
Standard Chartered PLC 3.885% 2024 (3-month USD-LIBOR + 1.08% on 3/15/2023)[1,2]	1,500	1,453
Svenska Handelsbanken AB 1.875% 2021	250	241
Synchrony Bank 3.65% 2021	5,775	5,653
Synchrony Financial 3.75% 2021	2,249	2,190
Travelers Companies, Inc. 4.00% 2047	290	279
UniCredit SpA 5.861% 2032[1,2]	1,000	881
Unum Group 3.00% 2021	520	514
US Bancorp 3.40% 2023	550	551
Wells Fargo & Co. 2.10% 2021	16,800	16,281
Wells Fargo & Co. 2.625% 2022	1,000	965
Wells Fargo & Co. 3.55% 2023	1,225	1,221
Wells Fargo & Co. 3.00% 2026	3,220	2,985
Wells Fargo & Co. 3.00% 2026	820	765
		1,033,902
Health care 6.53%
Abbott Laboratories 2.90% 2021	23,405	23,188
Abbott Laboratories 3.40% 2023	1,006	1,004
Abbott Laboratories 3.75% 2026	2,642	2,615
Abbott Laboratories 4.75% 2036	4,565	4,781
AbbVie Inc. 2.50% 2020	16,315	16,163
AbbVie Inc. 2.90% 2022	5,565	5,419
AbbVie Inc. 3.20% 2022	11,070	10,914
AbbVie Inc. 2.85% 2023	4,300	4,147
AbbVie Inc. 3.20% 2026	500	464
AbbVie Inc. 4.45% 2046	1,615	1,420
Allergan PLC 3.00% 2020	7,275	7,248
Allergan PLC 3.45% 2022	9,560	9,420
Allergan PLC 3.80% 2025	3,849	3,764
Allergan, Inc. 5.00% 2021[1]	1,694	1,744
Anthem, Inc. 4.101% 2028	8,000	7,861
AstraZeneca PLC 2.375% 2022	370	355
AstraZeneca PLC 3.50% 2023	1,080	1,075
AstraZeneca PLC 3.375% 2025	3,330	3,223
AstraZeneca PLC 4.00% 2029	5,920	5,843
Baxalta Inc. 4.00% 2025	116	114
Bayer US Finance II LLC 3.875% 2023[1]	23,658	23,253
Bayer US Finance II LLC 4.25% 2025[1]	10,565	10,303
Bayer US Finance II LLC 4.375% 2028[1]	12,841	12,292
Becton, Dickinson and Co. 2.894% 2022	1,040	1,008
Becton, Dickinson and Co. 3.734% 2024	903	873
Becton, Dickinson and Co. 3.70% 2027	1,240	1,174
American Funds Insurance Series — Bond Fund — Page 105 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Becton, Dickinson and Co. 4.669% 2047	$3,395	$3,210
Boston Scientific Corp. 2.85% 2020	470	467
Boston Scientific Corp. 6.00% 2020	3,575	3,666
Boston Scientific Corp. 3.375% 2022	700	696
Boston Scientific Corp. 3.85% 2025	500	493
Cardinal Health, Inc. 4.368% 2047	199	170
Centene Corp. 5.625% 2021	1,780	1,789
Centene Corp. 4.75% 2022	200	198
Centene Corp. 6.125% 2024	375	385
Centene Corp. 4.75% 2025	325	311
Centene Corp. 5.375% 2026[1]	16,685	16,268
Cigna Corp. 3.40% 2021[1]	7,765	7,752
Cigna Corp. 3.75% 2023[1]	8,430	8,410
Cigna Corp. 4.125% 2025[1]	2,645	2,646
Cigna Corp. 4.375% 2028[1]	8,675	8,746
Cigna Corp. 4.80% 2038[1]	1,330	1,323
Cigna Corp. 4.90% 2048[1]	2,575	2,533
CVS Health Corp. 2.125% 2021	9,810	9,496
CVS Health Corp. 3.70% 2023	698	691
CVS Health Corp. 4.10% 2025	5,916	5,872
CVS Health Corp. 4.30% 2028	49,171	48,238
CVS Health Corp. 4.78% 2038	1,883	1,812
CVS Health Corp. 5.05% 2048	3,302	3,228
EMD Finance LLC 2.40% 2020[1]	13,295	13,162
EMD Finance LLC 2.95% 2022[1]	2,100	2,070
EMD Finance LLC 3.25% 2025[1]	1,970	1,893
GlaxoSmithKline PLC 3.375% 2023	16,800	16,873
HCA Inc. 6.50% 2020	1,550	1,593
Johnson & Johnson 2.45% 2026	4,255	4,002
Johnson & Johnson 2.90% 2028	6,960	6,683
Laboratory Corp. of America Holdings 3.60% 2027	500	477
Laboratory Corp. of America Holdings 4.70% 2045	4,160	3,892
Medtronic, Inc. 4.625% 2045	4,815	5,067
Pfizer Inc. 7.20% 2039	100	138
Shire PLC 1.90% 2019	22,100	21,795
Shire PLC 2.40% 2021	26,279	25,427
Shire PLC 2.875% 2023	11,084	10,489
Shire PLC 3.20% 2026	19,102	17,324
Takeda Pharmaceutical Co., Ltd. 3.80% 2020[1]	17,220	17,328
Takeda Pharmaceutical Co., Ltd. 4.00% 2021[1]	500	507
Takeda Pharmaceutical Co., Ltd. 4.40% 2023[1]	2,665	2,697
Takeda Pharmaceutical Co., Ltd. 5.00% 2028[1]	6,810	6,973
Tenet Healthcare Corp. 6.00% 2020	1,240	1,260
Teva Pharmaceutical Finance Co. BV 2.20% 2021	20,214	18,591
Teva Pharmaceutical Finance Co. BV 2.80% 2023	77,814	67,082
Teva Pharmaceutical Finance Co. BV 6.00% 2024	3,557	3,435
Teva Pharmaceutical Finance Co. BV 3.15% 2026	51,528	39,412
Teva Pharmaceutical Finance Co. BV 6.75% 2028	11,574	11,239
Teva Pharmaceutical Finance Co. BV 4.10% 2046	46,666	30,989
UnitedHealth Group Inc. 3.35% 2022	4,385	4,407
UnitedHealth Group Inc. 3.75% 2025	5,410	5,484
UnitedHealth Group Inc. 3.375% 2027	500	490
UnitedHealth Group Inc. 3.875% 2028	4,375	4,440
UnitedHealth Group Inc. 4.45% 2048	240	248
American Funds Insurance Series — Bond Fund — Page 106 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
WellPoint, Inc. 2.25% 2019	$1,250	$1,244
Zimmer Holdings, Inc. 3.15% 2022	8,845	8,654
		643,430
Energy 5.02%
Anadarko Petroleum Corp. 4.85% 2021	3,349	3,431
Anadarko Petroleum Corp. 5.55% 2026	9,920	10,409
Anadarko Petroleum Corp. 6.60% 2046	9,005	9,987
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.887% 2023[3,4,5]	92	92
Baker Hughes, a GE Co. 3.337% 2027	1,000	922
Baker Hughes, a GE Co. 4.08% 2047	335	277
Boardwalk Pipeline Partners, LP 3.375% 2023	1,900	1,848
BP Capital Markets PLC 4.234% 2028	2,900	2,989
Canadian Natural Resources Ltd. 2.95% 2023	190	182
Canadian Natural Resources Ltd. 3.80% 2024	180	178
Canadian Natural Resources Ltd. 4.95% 2047	655	631
Cenovus Energy Inc. 3.80% 2023	1,120	1,081
Cenovus Energy Inc. 4.25% 2027	16,430	14,998
Cenovus Energy Inc. 5.25% 2037	193	171
Cenovus Energy Inc. 5.40% 2047	24,893	21,586
Cheniere Energy, Inc. 7.00% 2024	410	434
Chevron Corp. 2.355% 2022	4,800	4,651
Chevron Corp. 2.498% 2022	605	594
Columbia Pipeline Partners LP 5.80% 2045	1,410	1,519
Concho Resources Inc. 4.30% 2028	8,660	8,493
Concho Resources Inc. 4.85% 2048	11,973	11,516
ConocoPhillips 4.95% 2026	454	486
DCP Midstream Operating LP 4.95% 2022	500	496
Devon Energy Corp. 5.00% 2045	2,500	2,224
Diamond Offshore Drilling, Inc. 4.875% 2043	3,375	1,907
Enbridge Energy Partners, LP 9.875% 2019	9,000	9,093
Enbridge Energy Partners, LP 4.375% 2020	6,700	6,780
Enbridge Energy Partners, LP 5.20% 2020	5,055	5,164
Enbridge Energy Partners, LP 4.20% 2021	6,325	6,414
Enbridge Energy Partners, LP 5.875% 2025	12,660	13,741
Enbridge Energy Partners, LP 7.375% 2045	27,526	34,243
Enbridge Inc. 4.00% 2023	1,500	1,509
Energy Transfer Partners, LP 4.15% 2020	1,000	1,006
Energy Transfer Partners, LP 4.20% 2023	2,860	2,821
Energy Transfer Partners, LP 4.20% 2027	45	42
Energy Transfer Partners, LP 4.95% 2028	4,559	4,478
Energy Transfer Partners, LP 6.125% 2045	11,780	11,571
Energy Transfer Partners, LP 5.30% 2047	10,534	9,327
Energy Transfer Partners, LP 5.40% 2047	5,940	5,346
Energy Transfer Partners, LP 6.00% 2048	1,118	1,094
Energy Transfer Partners, LP 6.25% (undated) (3-month USD-LIBOR + 4.028% on 2/15/2023)[2]	7,850	6,584
Energy Transfer Partners, LP 6.625% 2049 (3-month USD-LIBOR + 4.155% on 2/15/2028)[2]	500	413
EnLink Midstream Partners, LP 2.70% 2019	1,850	1,839
EnLink Midstream Partners, LP 5.05% 2045	1,015	797
EnLink Midstream Partners, LP 5.45% 2047	475	386
Ensco PLC, 5.20% 2025	340	228
Ensco PLC 5.75% 2044	80	45
EQT Corp. 2.50% 2020	4,910	4,802
EQT Corp. 3.00% 2022	1,700	1,613
American Funds Insurance Series — Bond Fund — Page 107 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
EQT Corp. 3.90% 2027	$455	$393
Equinor ASA 3.625% 2028	9,835	9,836
Exxon Mobil Corp. 3.043% 2026	4,625	4,519
Exxon Mobil Corp. 4.114% 2046	1,948	1,990
Husky Energy Inc. 7.25% 2019	3,390	3,501
Kinder Morgan Energy Partners, LP 6.85% 2020	6,650	6,887
Kinder Morgan Energy Partners, LP 6.50% 2037	900	973
Kinder Morgan Energy Partners, LP 5.40% 2044	5,070	4,868
Kinder Morgan Energy Partners, LP 5.50% 2044	925	898
Kinder Morgan, Inc. 4.30% 2025	257	256
Kinder Morgan, Inc. 4.30% 2028	250	246
Kinder Morgan, Inc. 5.30% 2034	760	748
Kinder Morgan, Inc. 5.55% 2045	6,000	5,970
Kinder Morgan, Inc. 5.05% 2046	248	228
Marathon Oil Corp. 4.40% 2027	10,000	9,524
MPLX LP 4.00% 2028	4,665	4,383
Noble Corp. PLC 7.95% 2025[2]	1,595	1,206
Noble Corp. PLC 8.95% 2045[2]	1,260	964
Odebrecht Drilling Norbe 6.72% 2022[1,5]	81	76
Odebrecht Drilling Norbe 7.35% 2026 (86.39% PIK)[1,5,6]	34	19
Odebrecht Drilling Norbe 7.72% 2026 (87.05% PIK)[1,5,6]	302	81
Odebrecht Drilling Norbe 0% 2049[1]	1,195	21
Petrobras Global Finance Co. 8.75% 2026	19,450	21,852
Petrobras Global Finance Co. 7.375% 2027	190	196
Petrobras Global Finance Co. 5.999% 2028	203	192
Petrobras Global Finance Co. 5.75% 2029	7,290	6,761
Petrobras Global Finance Co. 7.25% 2044	45	44
Petróleos Mexicanos 5.375% 2022	4,175	4,110
Petróleos Mexicanos 4.625% 2023	9,705	9,132
Petróleos Mexicanos 7.47% 2026	MXN295,000	11,075
Petróleos Mexicanos 6.50% 2027	$9,480	8,935
Petróleos Mexicanos 5.35% 2028	18,950	16,581
Petróleos Mexicanos 6.50% 2029	570	532
Petróleos Mexicanos 6.75% 2047	260	216
Petróleos Mexicanos 6.35% 2048	21,895	17,549
Phillips 66 3.90% 2028	5,575	5,399
Plains All American Pipeline, LP 4.50% 2026	1,250	1,207
QEP Resources, Inc. 5.25% 2023	3,420	3,044
Ras Laffan Liquefied Natural Gas II 5.298% 2020[5]	242	245
Sabine Pass Liquefaction, LLC 5.625% 2021[2]	1,100	1,134
Sabine Pass Liquefaction, LLC 6.25% 2022	2,300	2,420
Sabine Pass Liquefaction, LLC 5.625% 2023[2]	1,000	1,054
Sabine Pass Liquefaction, LLC 5.75% 2024	8,000	8,394
Sabine Pass Liquefaction, LLC 5.625% 2025	10,000	10,402
Sabine Pass Liquefaction, LLC 5.875% 2026	15,700	16,655
Schlumberger BV 3.00% 2020[1]	600	595
Schlumberger BV 4.00% 2025[1]	8,791	8,694
Shell International Finance BV 3.50% 2023	835	845
Shell International Finance BV 3.875% 2028	17,400	17,914
Southwestern Energy Co. 6.20% 2025[2]	920	827
Targa Resources Partners LP 5.125% 2025	175	165
Targa Resources Partners LP 5.375% 2027	175	165
TC PipeLines, LP 4.375% 2025	405	405
Total Capital Canada Ltd. 2.75% 2023	2,140	2,094
American Funds Insurance Series — Bond Fund — Page 108 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Total Capital SA 3.883% 2028	$2,130	$2,193
TransCanada PipeLines Ltd. 4.25% 2028	12,398	12,309
Transocean Inc. 5.80% 2022[2]	2,195	1,943
Transocean Inc. 9.00% 2023[1]	5,000	4,994
Ultra Petroleum Corp. 11.00% 2024[6]	450	349
Western Gas Partners LP 3.95% 2025	275	260
Western Gas Partners LP 4.65% 2026	1,325	1,284
Williams Partners LP 5.25% 2020	2,900	2,957
Williams Partners LP 4.50% 2023	500	503
Williams Partners LP 4.30% 2024	595	594
		494,244
Utilities 3.49%
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2025[1]	10,000	9,942
Abu Dhabi National Energy Co. PJSC (TAQA) 4.875% 2030[1]	2,870	2,883
AEP Transmission Co. LLC 4.25% 2048	165	167
AES Corp. 4.00% 2021	2,600	2,561
Alliant Energy Finance LLC 3.75% 2023[1]	750	755
Alliant Energy Finance LLC 4.25% 2028[1]	500	498
Ameren Corp. 4.50% 2049	2,875	3,052
American Electric Power Co., Inc. 4.30% 2028	5,679	5,785
Atlantic City Electric Co. 4.00% 2028	420	433
Berkshire Hathaway Energy Co. 4.50% 2045	5,895	5,908
CenterPoint Energy, Inc. 3.85% 2024	1,160	1,167
CenterPoint Energy, Inc. 4.25% 2028	150	152
CMS Energy Corp. 5.05% 2022	2,569	2,683
Consolidated Edison Co. of New York, Inc. 3.875% 2047	9,200	8,518
Consolidated Edison Co. of New York, Inc. 4.65% 2048	340	354
Consolidated Edison Co. of New York, Inc. 4.50% 2058	500	486
Consumers Energy Co. 3.25% 2046	3,665	3,115
Consumers Energy Co. 4.05% 2048	8,270	8,188
Consumers Energy Co. 4.35% 2049	1,891	1,972
Dominion Resources, Inc. 2.579% 2020[2]	20,575	20,257
DTE Energy Co. 3.70% 2023	1,268	1,260
Duke Energy Carolinas, Inc. 3.95% 2028	725	744
Duke Energy Corp. 3.75% 2024	3,826	3,836
Duke Energy Corp. 2.65% 2026	5,240	4,781
Duke Energy Florida, LLC 3.80% 2028	780	788
Duke Energy Florida, LLC 3.40% 2046	6,445	5,585
Duke Energy Progress, LLC 3.70% 2028	4,225	4,276
EDP Finance BV 3.625% 2024[1]	21,650	20,311
Electricité de France SA 2.15% 2019[1]	145	145
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[2]	1,950	1,963
Emera US Finance LP 2.70% 2021	954	930
Emera US Finance LP 3.55% 2026	495	470
Emera US Finance LP 4.75% 2046	2,495	2,411
Enel Finance International SA 2.75% 2023[1]	800	739
Enel Finance International SA 3.625% 2027[1]	3,369	2,979
Enel Finance International SA 4.875% 2029[1]	10,960	10,483
Enel Società per Azioni 8.75% 2073[1,2]	1,000	1,025
Entergy Corp. 2.95% 2026	415	384
Entergy Louisiana, LLC 4.20% 2048	6,325	6,267
Eversource Energy 2.75% 2022	527	516
Eversource Energy 2.80% 2023	1,038	1,014
American Funds Insurance Series — Bond Fund — Page 109 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Eversource Energy 3.80% 2023	$5,414	$5,472
Eversource Energy 4.25% 2029	5,590	5,706
Exelon Corp. 3.40% 2026	1,570	1,496
FirstEnergy Corp. 2.85% 2022	4,281	4,176
FirstEnergy Corp. 3.90% 2027	17,503	16,992
FirstEnergy Corp. 3.50% 2028[1]	2,400	2,292
FirstEnergy Corp. 7.375% 2031	5,150	6,526
FirstEnergy Corp. 4.85% 2047	12,205	12,275
Great Plains Energy Inc. 4.20% 2048	20	20
Gulf Power Co. 3.30% 2027	1,000	971
Iberdrola Finance Ireland 5.00% 2019[1]	1,825	1,843
Interstate Power and Light Co. 3.25% 2024	1,000	976
IPALCO Enterprises, Inc. 3.70% 2024	200	195
Mississippi Power Co. 4.25% 2042	11,247	10,433
National Grid PLC 3.15% 2027[1]	275	263
Niagara Mohawk Power Corp. 3.508% 2024[1]	7,575	7,619
Niagara Mohawk Power Corp. 4.278% 2034[1]	1,000	1,007
NiSource Finance Corp. 2.65% 2022	275	264
NV Energy, Inc. 6.25% 2020	2,850	2,995
Pacific Gas and Electric Co. 2.45% 2022	8,707	7,760
Pacific Gas and Electric Co. 3.25% 2023	6,316	5,619
Pacific Gas and Electric Co. 4.25% 2023[1]	147	137
Pacific Gas and Electric Co. 3.40% 2024	850	741
Pacific Gas and Electric Co. 3.50% 2025	301	260
Pacific Gas and Electric Co. 2.95% 2026	165	137
Pacific Gas and Electric Co. 3.30% 2027	4,218	3,495
Pacific Gas and Electric Co. 3.30% 2027	1,319	1,084
Pacific Gas and Electric Co. 4.65% 2028[1]	10,057	8,904
Pacific Gas and Electric Co. 3.75% 2042	97	73
Pacific Gas and Electric Co. 4.75% 2044	336	278
Pacific Gas and Electric Co. 3.95% 2047	240	184
Progress Energy, Inc. 7.75% 2031	1,820	2,428
Public Service Co. of Colorado 4.10% 2048	600	592
Public Service Enterprise Group Inc. 2.65% 2022	1,000	963
Puget Energy, Inc. 6.50% 2020	5,294	5,594
Puget Energy, Inc. 6.00% 2021	8,186	8,664
Puget Energy, Inc. 5.625% 2022	8,004	8,482
Puget Energy, Inc. 3.65% 2025	3,000	2,938
SCANA Corp. 4.75% 2021	6,367	6,448
SCANA Corp. 4.125% 2022	970	971
South Carolina Electric & Gas Co. 3.50% 2021	7,850	7,877
South Carolina Electric & Gas Co. 4.25% 2028	8,775	9,110
South Carolina Electric & Gas Co. 5.30% 2033	515	556
South Carolina Electric & Gas Co. 5.45% 2041	768	882
South Carolina Electric & Gas Co. 4.35% 2042	724	713
South Carolina Electric & Gas Co. 4.10% 2046	685	643
Southern California Edison Co. 4.05% 2042	1,667	1,568
Southern California Edison Co. 4.65% 2043	2,257	2,276
Southern California Edison Co. 4.00% 2047	500	460
Tampa Electric Co. 2.60% 2022	4,350	4,221
Tampa Electric Co. 4.45% 2049	460	451
Teco Finance, Inc. 5.15% 2020	2,091	2,139
Virginia Electric and Power Co. 4.45% 2044	7,995	8,080
Virginia Electric and Power Co. 4.60% 2048	932	977
American Funds Insurance Series — Bond Fund — Page 110 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Xcel Energy Inc. 4.70% 2020	$1,700	$1,721
Xcel Energy Inc. 3.30% 2025	5,650	5,532
		344,262
Consumer discretionary 3.03%
Bayerische Motoren Werke AG 1.45% 2019[1]	13,110	12,980
DaimlerChrysler North America Holding Corp. 3.00% 2021[1]	500	495
DaimlerChrysler North America Holding Corp. 2.85% 2022[1]	500	489
DaimlerChrysler North America Holding Corp. 3.35% 2023[1]	2,000	1,974
DaimlerChrysler North America Holding Corp. 3.25% 2024[1]	755	728
DaimlerChrysler North America Holding Corp. 3.30% 2025[1]	5,300	4,991
Ford Motor Credit Co. 2.681% 2020	14,907	14,662
Ford Motor Credit Co. 3.157% 2020	8,133	7,972
Ford Motor Credit Co. 3.336% 2021	300	291
Ford Motor Credit Co. 3.47% 2021	15,400	14,975
Ford Motor Credit Co. 3.813% 2021	7,676	7,459
Ford Motor Credit Co. 3.219% 2022	7,785	7,315
Ford Motor Credit Co. 3.339% 2022	13,345	12,605
Ford Motor Credit Co. 4.14% 2023	12,000	11,416
General Motors Co. 4.35% 2025	11,255	10,679
General Motors Co. 5.20% 2045	1,060	883
General Motors Co. 5.40% 2048	7,200	6,160
General Motors Co. 5.95% 2049	750	679
General Motors Financial Co. 3.70% 2020	15,295	15,238
General Motors Financial Co. 3.15% 2022	11,000	10,494
General Motors Financial Co. 3.45% 2022	3,400	3,297
General Motors Financial Co. 3.25% 2023	15,500	14,615
General Motors Financial Co. 3.70% 2023	10,000	9,523
General Motors Financial Co. 3.50% 2024	9,575	8,724
General Motors Financial Co. 3.95% 2024	6,269	5,960
Home Depot, Inc. 4.40% 2021	7,200	7,417
Home Depot, Inc. 3.90% 2028	1,625	1,667
Home Depot, Inc. 3.90% 2047	500	474
Home Depot, Inc. 4.50% 2048	8,369	8,685
Hyundai Capital America 2.55% 2020[1]	4,200	4,148
Hyundai Capital America 2.60% 2020[1]	325	321
Hyundai Capital America 2.75% 2020[1]	3,321	3,271
Hyundai Capital America 3.75% 2021[1]	8,500	8,479
Hyundai Capital America 3.25% 2022[1]	1,521	1,480
Lowe’s Companies, Inc. 4.05% 2047	500	433
McDonald’s Corp. 3.35% 2023	110	110
McDonald’s Corp. 3.50% 2027	7,085	6,897
McDonald’s Corp. 4.875% 2045	7,065	7,170
McDonald’s Corp. 4.45% 2047	4,100	3,941
MGM Resorts International 7.75% 2022	2,000	2,133
NIKE, Inc. 3.875% 2045	6,845	6,572
Nissan Motor Co., Ltd. 2.60% 2022[1]	1,415	1,348
S.A.C.I. Falabella 3.75% 2027[1]	660	597
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	300	277
Sands China Ltd. 4.60% 2023[1]	2,000	1,992
Sands China Ltd. 5.40% 2028[1]	1,500	1,452
Starbucks Corp. 3.80% 2025	2,454	2,431
Starbucks Corp. 4.00% 2028	425	421
Starbucks Corp. 3.75% 2047	3,785	3,152
American Funds Insurance Series — Bond Fund — Page 111 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Starbucks Corp. 4.50% 2048	$8,220	$7,693
Toyota Motor Credit Corp. 2.125% 2019	500	497
Toyota Motor Credit Corp. 2.70% 2023	1,000	973
Volkswagen Group of America Finance, LLC 2.45% 2019[1]	520	515
Volkswagen Group of America Finance, LLC 2.40% 2020[1]	2,855	2,811
Volkswagen Group of America Finance, LLC 4.00% 2021[1]	5,850	5,866
Volkswagen Group of America Finance, LLC 4.25% 2023[1]	16,670	16,550
Volkswagen International Finance NV 4.00% 2020[1]	4,000	4,027
		298,404
Consumer staples 2.82%
Altria Group, Inc. 2.85% 2022	4,800	4,611
Altria Group, Inc. 4.50% 2043	2,900	2,424
Anheuser-Busch Co./InBev Worldwide 3.65% 2026[1]	18,335	17,347
Anheuser-Busch Co./InBev Worldwide 4.70% 2036[1]	160	149
Anheuser-Busch Co./InBev Worldwide 4.90% 2046[1]	1,195	1,112
Anheuser-Busch InBev NV 2.65% 2021	2,723	2,678
Anheuser-Busch InBev NV 3.50% 2024	1,070	1,046
Anheuser-Busch InBev NV 4.60% 2048	4,341	3,912
British American Tobacco International Finance PLC 2.75% 2020[1]	5,050	4,963
British American Tobacco International Finance PLC 3.50% 2022[1]	3,520	3,446
British American Tobacco International Finance PLC 3.95% 2025[1]	15,629	14,631
British American Tobacco PLC 2.764% 2022	465	440
British American Tobacco PLC 3.222% 2024	8,511	7,848
British American Tobacco PLC 3.557% 2027	11,560	10,287
British American Tobacco PLC 4.39% 2037	1,500	1,233
British American Tobacco PLC 4.54% 2047	2,100	1,680
Conagra Brands, Inc. 4.30% 2024	15,248	15,173
Conagra Brands, Inc. 4.60% 2025	440	442
Conagra Brands, Inc. 4.85% 2028	1,850	1,824
Conagra Brands, Inc. 5.40% 2048	200	185
Constellation Brands, Inc. 2.25% 2020	8,000	7,849
Constellation Brands, Inc. 2.65% 2022	2,285	2,190
Constellation Brands, Inc. 3.20% 2023	540	524
Constellation Brands, Inc. 3.50% 2027	7,500	6,961
Constellation Brands, Inc. 3.60% 2028	1,280	1,182
Constellation Brands, Inc. 4.10% 2048	4,500	3,813
General Mills, Inc. (3-month USD-LIBOR + 0.54%) 2.976% 2021[3]	10,620	10,459
General Mills, Inc. 3.20% 2021	2,170	2,160
Imperial Tobacco Finance PLC 3.50% 2023[1]	2,335	2,270
Keurig Dr Pepper Inc. 4.057% 2023[1]	16,125	16,074
Keurig Dr Pepper Inc. 4.417% 2025[1]	5,207	5,192
Keurig Dr Pepper Inc. 4.597% 2028[1]	15,822	15,742
Keurig Dr Pepper Inc. 5.085% 2048[1]	9,759	9,327
Kroger Co. 2.60% 2021	8,000	7,850
Molson Coors Brewing Co. 1.90% 2019	125	125
Molson Coors Brewing Co. 2.25% 2020	4,525	4,464
Molson Coors Brewing Co. 2.10% 2021	2,415	2,330
Molson Coors Brewing Co. 3.00% 2026	5,530	4,936
Molson Coors Brewing Co. 4.20% 2046	4,530	3,783
Mondelez International, Inc. 1.625% 2019[1]	16,100	15,879
Nestle Holdings, Inc. 3.35% 2023[1]	750	758
Philip Morris International Inc. 2.625% 2022	1,515	1,467
Philip Morris International Inc. 3.60% 2023	188	188
American Funds Insurance Series — Bond Fund — Page 112 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Philip Morris International Inc. 4.25% 2044	$9,550	$8,741
Reynolds American Inc. 3.25% 2022	1,750	1,700
Reynolds American Inc. 4.00% 2022	4,230	4,187
Reynolds American Inc. 4.85% 2023	5,830	5,905
Reynolds American Inc. 4.45% 2025	21,900	21,155
Reynolds American Inc. 5.85% 2045	125	117
Wal-Mart Stores, Inc. 2.35% 2022	1,000	975
Wal-Mart Stores, Inc. 3.70% 2028	780	793
WM. Wrigley Jr. Co. 3.375% 2020[1]	13,005	13,042
		277,569
Communication services 2.07%
AT&T Inc. (3-month USD-LIBOR + 1.18%) 3.956% 2024[3]	3,560	3,456
AT&T Inc. 4.125% 2026	11,300	11,057
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020	6,505	6,499
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2024	500	500
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[1]	4,800	4,483
CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 2028	750	680
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028	985	925
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2047	6,515	5,931
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	12,670	11,919
CenturyLink, Inc. 7.50% 2024	5,000	4,837
Comcast Corp. 3.00% 2024	500	488
Comcast Corp. 3.70% 2024	2,245	2,260
Comcast Corp. 3.95% 2025	770	780
Comcast Corp. 3.30% 2027	240	229
Comcast Corp. 3.15% 2028	7,870	7,405
Comcast Corp. 4.15% 2028	5,325	5,417
Comcast Corp. 4.60% 2038	7,985	8,088
Comcast Corp. 4.00% 2047	670	605
Comcast Corp. 4.00% 2048	11,100	10,154
Comcast Corp. 4.70% 2048	7,670	7,823
Cumulus Media New Holdings Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 7.03% 2022[3,4,5]	1,212	1,151
Deutsche Telekom International Finance BV 1.95% 2021[1]	14,364	13,790
Deutsche Telekom International Finance BV 3.60% 2027[1]	295	279
Deutsche Telekom International Finance BV 4.375% 2028[1]	1,325	1,308
Discovery Communications, Inc. 2.95% 2023	4,185	4,011
France Télécom 9.00% 2031[2]	1,480	2,055
Frontier Communications Corp. 11.00% 2025	300	188
NBCUniversal Enterprise, Inc. 5.25% 2049[1]	5,170	5,248
NBCUniversal Media, LLC 5.15% 2020	9,600	9,856
Netflix, Inc. 6.375% 2029[1]	7,162	7,081
News America Inc. 4.00% 2023	1,100	1,130
Orange SA 2.75% 2019	3,470	3,468
SoftBank Group Corp. 3.36% 2023[1,5]	7,975	7,895
Time Warner Inc. 3.80% 2027	4,335	4,077
Verizon Communications Inc. 4.125% 2027	4,476	4,490
Verizon Communications Inc. 4.50% 2033	12,740	12,619
Verizon Communications Inc. 4.40% 2034	5,080	4,915
Vodafone Group PLC 3.75% 2024	1,500	1,480
Vodafone Group PLC 4.375% 2028	20,141	19,587
American Funds Insurance Series — Bond Fund — Page 113 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
Vodafone Group PLC 5.25% 2048	$1,543	$1,456
Walt Disney Co. 5.50% 2019	4,800	4,823
		204,443
Industrials 1.04%
3M Co. 2.25% 2023	542	526
3M Co. 3.625% 2028	7,315	7,457
Airbus Group SE 2.70% 2023[1]	2,120	2,065
ARAMARK Corp. 5.125% 2024	1,200	1,191
BNSF Funding Trust I 6.613% 2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[2]	1,680	1,814
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[5]	160	161
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[5]	—[7]	—[7]
Continental Airlines, Inc., Series 2001-1, Class A1, 6.703% 2022[5]	50	53
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022[5]	547	571
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 2022[5]	357	369
CSX Corp. 3.80% 2028	1,490	1,466
CSX Corp. 4.25% 2029	380	387
CSX Corp. 4.30% 2048	1,500	1,436
CSX Corp. 4.75% 2048	705	718
Deck Chassis Acquisition Inc. 10.00% 2023[1]	3,000	2,895
General Dynamics Corp. 3.375% 2023	425	428
General Dynamics Corp. 3.75% 2028	720	729
General Electric Capital Corp. 2.342% 2020	4,588	4,429
General Electric Capital Corp. 3.10% 2023	1,750	1,634
General Electric Capital Corp. 3.373% 2025	4,615	4,108
General Electric Co. 2.70% 2022	4,800	4,458
Harris Corp. 2.70% 2020	1,300	1,289
Harris Corp. 3.832% 2025	945	929
Lockheed Martin Corp. 2.50% 2020	3,055	3,022
Lockheed Martin Corp. 3.10% 2023	1,155	1,146
Lockheed Martin Corp. 3.55% 2026	2,445	2,431
Lockheed Martin Corp. 4.50% 2036	2,055	2,129
Lockheed Martin Corp. 4.70% 2046	5,169	5,420
Northrop Grumman Corp. 3.25% 2028	13,670	12,806
NXP BV and NXP Funding LLC 4.125% 2021[1]	2,000	1,980
Republic Services, Inc. 5.00% 2020	4,800	4,899
Rockwell Collins, Inc. 2.80% 2022	245	238
Roper Technologies, Inc. 2.80% 2021	175	172
Thomson Reuters Corp. 4.30% 2023	240	245
Union Pacific Corp. 3.95% 2028	1,851	1,853
Union Pacific Corp. 4.50% 2048	872	865
United Rentals, Inc. 5.50% 2027	5,000	4,650
United Technologies Corp. 3.65% 2023	850	847
United Technologies Corp. 3.95% 2025	335	333
United Technologies Corp. 3.125% 2027	9,525	8,818
United Technologies Corp. 4.125% 2028	6,885	6,850
United Technologies Corp. 4.625% 2048	1,090	1,058
Westinghouse Air Brake Technologies Corp. 4.15% 2024	3,351	3,242
		102,117
Information technology 1.00%
Apple Inc. 1.55% 2021	11,630	11,280
Apple Inc. 2.90% 2027	12,500	11,789
Apple Inc. 3.20% 2027	510	493
American Funds Insurance Series — Bond Fund — Page 114 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
Apple Inc. 3.35% 2027	$502	$492
Apple Inc. 3.00% 2024	170	168
Broadcom Ltd. 3.00% 2022	18,032	17,353
Broadcom Ltd. 3.625% 2024	20,168	19,101
Broadcom Ltd. 3.875% 2027	22,685	20,399
Broadcom Ltd. 3.50% 2028	975	847
Infor (US), Inc. 5.75% 2020[1]	225	226
Microsoft Corp. 4.25% 2047	10,250	10,802
Oracle Corp. 4.00% 2046	250	234
VMware, Inc. 2.95% 2022	4,000	3,816
Xerox Corp. 3.50% 2020	1,500	1,456
		98,456
Real estate 0.65%
Alexandria Real Estate Equities, Inc. 2.75% 2020	1,575	1,563
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,485	1,438
Alexandria Real Estate Equities, Inc. 4.50% 2029	150	150
American Campus Communities, Inc. 3.35% 2020	2,810	2,801
American Campus Communities, Inc. 3.75% 2023	2,900	2,882
American Campus Communities, Inc. 3.625% 2027	305	287
American Tower Corp. 3.40% 2019	7,225	7,229
Corporate Office Properties LP 5.25% 2024	10	10
Corporate Office Properties LP 5.00% 2025	130	133
Equinix, Inc. 5.375% 2027	1,750	1,715
Essex Portfolio LP 3.25% 2023	335	328
Essex Portfolio LP 3.875% 2024	1,000	1,004
Hospitality Properties Trust 4.25% 2021	4,250	4,264
Hospitality Properties Trust 5.00% 2022	1,270	1,298
Hospitality Properties Trust 4.50% 2025	855	834
Hospitality Properties Trust 3.95% 2028	1,710	1,545
Iron Mountain Inc. 4.875% 2027[1]	1,830	1,606
Iron Mountain Inc. 5.25% 2028[1]	6,295	5,587
Kimco Realty Corp. 3.40% 2022	1,045	1,029
Omega Healthcare Investors, Inc. 4.375% 2023	900	905
Piedmont Operating Partnership LP 4.45% 2024	1,000	1,009
Scentre Group 2.375% 2019[1]	2,365	2,343
Scentre Group 2.375% 2021[1]	175	171
Scentre Group 3.50% 2025[1]	4,565	4,428
WEA Finance LLC 2.70% 2019[1]	5,475	5,451
WEA Finance LLC 3.25% 2020[1]	13,875	13,857
		63,867
Materials 0.36%
BHP Billiton Finance Ltd. 6.25% 2075 (USD Semi Annual 30/360 (vs. 3M LIBOR) 5Y + 4.971% on 10/19/2020)[1,2]	4,765	4,877
Dow Chemical Co. 4.55% 2025[1]	300	306
Dow Chemical Co. 4.80% 2028[1]	2,610	2,662
Dow Chemical Co. 5.55% 2048[1]	700	710
DowDuPont Inc. 4.205% 2023	750	768
DowDuPont Inc. 4.725% 2028	14,610	15,181
DowDuPont Inc. 5.419% 2048	860	898
Holcim Ltd. 5.15% 2023[1]	1,560	1,608
Sherwin-Williams Co. 2.75% 2022	250	242
Sherwin-Williams Co. 3.125% 2024	145	139
American Funds Insurance Series — Bond Fund — Page 115 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Sherwin-Williams Co. 3.45% 2027	$3,385	$3,163
Sherwin-Williams Co. 4.50% 2047	235	213
Vale SA 6.25% 2026	4,035	4,368
Westlake Chemical Corp. 5.00% 2046	415	381
Westlake Chemical Corp. 4.375% 2047	90	76
		35,592
Bonds & notes of governments & government agency outside the U.S. 0.07%
PT Indonesia Asahan Aluminium Tbk 5.23% 2021[1]	1,862	1,889
PT Indonesia Asahan Aluminium Tbk 5.71% 2023[1]	1,020	1,039
PT Indonesia Asahan Aluminium Tbk 6.53% 2028[1]	525	552
PT Indonesia Asahan Aluminium Tbk 6.757% 2048[1]	3,780	3,884
		7,364
Total corporate bonds & notes		3,603,650
U.S. Treasury bonds & notes 28.94% U.S. Treasury 23.96%
U.S. Treasury 2.50% 2020	63	63
U.S. Treasury 8.75% 2020	38,500	42,272
U.S. Treasury 2.625% 2021	2,968	2,978
U.S. Treasury 2.625% 2021	2,553	2,563
U.S. Treasury 2.75% 2021	448	451
U.S. Treasury 2.875% 2021	369	373
U.S. Treasury 2.25% 2023	110,600	109,231
U.S. Treasury 2.375% 2023	48,100	47,888
U.S. Treasury 2.50% 2023	57,200	57,218
U.S. Treasury 2.625% 2023	297,846	299,451
U.S. Treasury 2.75% 2023	173,600	175,425
U.S. Treasury 2.125% 2024[8]	250,100	245,361
U.S. Treasury 2.125% 2024[8]	72,100	70,548
U.S. Treasury 2.125% 2024	72,100	70,475
U.S. Treasury 2.25% 2024	65,000	64,175
U.S. Treasury 2.625% 2025	76,884	77,076
U.S. Treasury 2.75% 2025	132,000	133,361
U.S. Treasury 2.875% 2025	162,218	165,056
U.S. Treasury 2.875% 2025	96,200	97,906
U.S. Treasury 2.25% 2027	120,200	116,223
U.S. Treasury 2.25% 2027	73,175	71,072
U.S. Treasury 6.125% 2027	24,000	30,529
U.S. Treasury 2.875% 2028	48,847	49,652
U.S. Treasury 3.125% 2028	125,656	130,492
U.S. Treasury 2.875% 2045	413	403
U.S. Treasury 3.00% 2045	28,900	28,872
U.S. Treasury 3.00% 2048[8]	72,499	72,268
U.S. Treasury 3.125% 2048[8]	85,768	87,519
U.S. Treasury 3.375% 2048[8]	105,392	112,851
		2,361,752
U.S. Treasury inflation-protected securities 4.98%
U.S. Treasury Inflation-Protected Security 0.625% 2023[9]	50,902	50,107
U.S. Treasury Inflation-Protected Security 0.375% 2025[9]	54,409	52,483
U.S. Treasury Inflation-Protected Security 0.375% 2027[9]	155,061	147,380
U.S. Treasury Inflation-Protected Security 0.50% 2028[9]	128,145	122,360
American Funds Insurance Series — Bond Fund — Page 116 of 179

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.75% 2028[9]	$71,633	$70,160
U.S. Treasury Inflation-Protected Security 0.875% 2047[8,9]	27,048	24,869
U.S. Treasury Inflation-Protected Security 1.00% 2048[9]	30,354	23,186
		490,545
Total U.S. Treasury bonds & notes		2,852,297
Mortgage-backed obligations 22.67% Federal agency mortgage-backed obligations 22.65%
Fannie Mae 5.50% 2023[5]	417	427
Fannie Mae 4.50% 2025[5]	305	314
Fannie Mae 6.00% 2037[5]	1,036	1,129
Fannie Mae 6.00% 2037[5]	74	80
Fannie Mae 5.50% 2038[5]	2,302	2,469
Fannie Mae 5.50% 2038[5]	354	379
Fannie Mae 5.00% 2040[5]	448	477
Fannie Mae 5.00% 2041[5]	3,018	3,206
Fannie Mae 5.00% 2041[5]	2,503	2,642
Fannie Mae 5.00% 2041[5]	2,039	2,180
Fannie Mae 5.00% 2041[5]	1,363	1,457
Fannie Mae 5.00% 2041[5]	1,080	1,155
Fannie Mae 5.00% 2041[5]	754	805
Fannie Mae 4.00% 2045[5]	202	206
Fannie Mae 3.00% 2046[5]	25,700	25,101
Fannie Mae 3.50% 2046[5]	2,264	2,275
Fannie Mae 4.00% 2046[5]	3,432	3,514
Fannie Mae 4.00% 2046[5]	1,362	1,395
Fannie Mae 4.00% 2046[5]	615	629
Fannie Mae 3.50% 2047[5]	94,234	94,300
Fannie Mae 3.50% 2047[5]	65,315	65,360
Fannie Mae 3.50% 2047[5]	19,697	19,711
Fannie Mae 3.50% 2047[5]	13,789	13,799
Fannie Mae 3.50% 2047[5]	10,275	10,283
Fannie Mae 4.00% 2047[5]	590	605
Fannie Mae 4.00% 2047[5]	259	265
Fannie Mae 3.50% 2048[5]	3,068	3,070
Fannie Mae 4.00% 2048[5]	16,000	16,326
Fannie Mae 4.00% 2048[5]	14,004	14,290
Fannie Mae 4.00% 2048[5]	12,046	12,291
Fannie Mae 4.00% 2048[5]	7,498	7,650
Fannie Mae 4.00% 2048[5]	6,168	6,294
Fannie Mae 4.00% 2048[5]	6,000	6,122
Fannie Mae 4.00% 2048[5]	3,266	3,333
Fannie Mae 4.00% 2048[5]	2,122	2,165
Fannie Mae 4.00% 2048[5]	1,325	1,352
Fannie Mae 4.00% 2048[5]	1,249	1,275
Fannie Mae 4.00% 2048[5]	1,000	1,020
Fannie Mae 4.00% 2048[5]	868	886
Fannie Mae 4.00% 2048[5]	688	702
Fannie Mae 3.50% 2049[5,10]	538,377	538,494
Fannie Mae 4.00% 2049[5,10]	225,210	229,666
Fannie Mae 4.00% 2049[5]	485	494
Fannie Mae 4.50% 2049[5,10]	98,000	101,542
Fannie Mae Pool #924866 3.89% 2037[3,5]	782	805
American Funds Insurance Series — Bond Fund — Page 117 of 179

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae, Series 2001-4, Class GA, 9.193% 2025[3,5]	$2	$2
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[5]	15	17
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[5]	31	36
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042[3,5]	39	42
Freddie Mac 5.50% 2033[5]	132	141
Freddie Mac 5.50% 2038[5]	128	137
Freddie Mac 5.50% 2038[5]	97	105
Freddie Mac 5.50% 2039[5]	184	197
Freddie Mac 4.50% 2040[5]	446	468
Freddie Mac 5.50% 2040[5]	689	737
Freddie Mac 4.50% 2041[5]	510	534
Freddie Mac 5.50% 2041[5]	1,007	1,083
Freddie Mac 3.50% 2045[5]	33,591	33,849
Freddie Mac 3.00% 2046[5]	40,271	39,599
Freddie Mac 3.50% 2047[5]	111,522	111,566
Freddie Mac 3.50% 2047[5]	61,286	61,335
Freddie Mac 3.50% 2047[5]	8,031	8,034
Freddie Mac 4.00% 2047[5]	3,516	3,592
Freddie Mac 3.50% 2048[5]	34,768	34,814
Freddie Mac 3.50% 2048[5]	33,634	33,746
Freddie Mac 4.00% 2048[5]	63,344	64,620
Freddie Mac 4.00% 2048[5]	58,724	59,906
Freddie Mac 4.00% 2048[5]	50,769	51,791
Freddie Mac 4.00% 2048[5]	8,616	8,789
Freddie Mac 4.00% 2048[5]	5,937	6,057
Freddie Mac 4.00% 2048[5]	2,391	2,440
Freddie Mac 4.00% 2048[5]	93	95
Freddie Mac 4.50% 2048[5]	12,124	12,561
Freddie Mac, Series 3061, Class PN, 5.50% 2035[5]	129	142
Freddie Mac, Series 3318, Class JT, 5.50% 2037[5]	323	346
Freddie Mac, Series K716, Class A2, Multi Family, 3.13% 2021[5]	6,575	6,602
Freddie Mac, Series K020, Class A2, Multi Family, 2.373% 2022[5]	4,300	4,239
Freddie Mac, Series K718, Class A2, Multi Family, 2.791% 2022[5]	9,240	9,210
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[5]	282	239
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[5]	262	224
Government National Mortgage Assn. 4.00% 2049[5,10]	78,661	80,560
Government National Mortgage Assn. 4.00% 2049[5,10]	69,539	71,158
Government National Mortgage Assn. 4.50% 2049[5,10]	117,450	121,553
Government National Mortgage Assn. 5.00% 2049[5,10]	168,137	174,944
Government National Mortgage Assn. 5.00% 2049[5,10]	23,839	24,782
		2,232,232
Collateralized mortgage-backed obligations 0.01%
Nationstar HECM Loan Trust, Series 2017-2A, Class M1, 2.815% 2027[1,5,11]	1,115	1,102
Commercial mortgage-backed securities 0.01%
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[1,5]	418	448
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% 2040[3,5]	313	313
		761
Total mortgage-backed obligations		2,234,095
American Funds Insurance Series — Bond Fund — Page 118 of 179

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. 6.22%	Principal amount (000)	Value (000)
Dominican Republic 5.95% 2027[1]	$8,100	$8,100
Italy (Republic of) 0.95% 2023	€45,000	50,312
Italy (Republic of) 2.00% 2028	21,000	23,045
Japan, Series 20, 0.10% 2025[9]	¥11,430,000	107,256
Malaysia (Federation of), Series 0315, 3.659% 2020	MYR49,000	11,884
Malaysia (Federation of), Series 0416, 3.62% 2021	42,750	10,339
Portuguese Republic 5.125% 2024	$89,175	93,569
Portuguese Republic 5.65% 2024	€20,000	28,714
Portuguese Republic 4.10% 2045	375	523
Qatar (State of) 3.875% 2023[1]	$4,975	5,039
Qatar (State of) 4.50% 2028[1]	10,885	11,388
Qatar (State of) 5.103% 2048[1]	7,900	8,316
Saudi Arabia (Kingdom of) 2.875% 2023[1]	4,780	4,603
Saudi Arabia (Kingdom of) 4.00% 2025[1]	4,485	4,455
Saudi Arabia (Kingdom of) 3.628% 2027[1]	5,000	4,832
Saudi Arabia (Kingdom of) 3.625% 2028[1]	11,435	10,842
Spain (Kingdom of) 2.70% 2048	€37,250	43,518
United Mexican States 3.60% 2025	$11,500	10,994
United Mexican States, Series M, 6.50% 2021	MXN3,132,700	152,312
United Mexican States, Series M, 5.75% 2026	527,500	22,701
		612,742
Asset-backed obligations 2.00%
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class C, 2.71% 2022[5]	$5,970	5,917
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.89% 2022[5]	1,985	1,979
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A2, 5.234% 2023[5]	639	648
CPS Auto Receivables Trust, Series 2017-B, Class C, 2.92% 2022[1,5]	5,700	5,672
Drive Auto Receivables Trust, Series 2017-BA, Class C, 2.61% 2021[1,5]	10,803	10,799
Drive Auto Receivables Trust, Series 2016-CA, Class C, 3.02% 2021[1,5]	1,538	1,537
Drive Auto Receivables Trust, Series 2015-DA, Class C, 3.38% 2021[1,5]	475	475
Drive Auto Receivables Trust, Series 2016-AA, Class C, 3.91% 2021[1,5]	2,455	2,460
Drive Auto Receivables Trust, Series 2017-1, Class C, 2.84% 2022[5]	10,000	9,988
Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98% 2022[1,5]	7,624	7,617
Drive Auto Receivables Trust, Series 2017-2, Class C, 2.75% 2023[5]	3,000	2,994
Drivetime Auto Owner Trust, Series 2017-1A, Class C, 2.70% 2022[1,5]	5,739	5,725
Drivetime Auto Owner Trust, Series 2016-3A, Class C, 3.15% 2022[1,5]	601	600
Drivetime Auto Owner Trust, Series 2017-4A, Class C, 2.86% 2023[1,5]	4,440	4,428
Drivetime Auto Owner Trust, Series 2017-3A, Class C, 3.01% 2023[1,5]	6,000	5,992
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 2.13% 2022[1,5]	5,827	5,794
Exeter Automobile Receivables Trust, Series 2015-1A, Class C, 4.10% 2020[1,5]	3,145	3,151
Exeter Automobile Receivables Trust, Series 2015-3A, Class C, 4.83% 2021[1,5]	934	941
Exeter Automobile Receivables Trust, Series 2017-3A, Class B, 2.81% 2022[1,5]	8,100	8,047
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[1,5]	17,675	17,854
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[1,5]	31,410	31,212
GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class B, 2.57% 2023[5]	520	514
GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class C, 2.77% 2023[5]	360	356
Home Equity Mortgage Trust, Series 2006-6, Class 2A1, (1-month USD-LIBOR + 0.10%) 2.706% 2037[3,5]	1,351	96
Santander Drive Auto Receivables Trust, Series 2016-3, Class C, 2.46% 2022[5]	700	695
Santander Drive Auto Receivables Trust, Series 2017-1, Class C, 2.58% 2022[5]	11,605	11,543
Santander Drive Auto Receivables Trust, Series 2017-3, Class C, 2.76% 2022[5]	3,955	3,933
Santander Drive Auto Receivables Trust, Series 2016-1, Class C, 3.09% 2022[5]	8,816	8,815
Social Professional Loan Program LLC, Series 2015-C, Class A2, 2.51% 2033[1,5]	1,745	1,721
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 2021[1,5]	242	241
Verizon Owner Trust, Series 2017-1A, Class A, 2.06% 2021[1,5]	17,555	17,427
Verizon Owner Trust, Series 2017-1A, Class B, 2.45% 2021[1,5]	1,500	1,489
American Funds Insurance Series — Bond Fund — Page 119 of 179

Bonds, notes & other debt instruments (continued) Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Verizon Owner Trust, Series 2017-1A, Class C, 2.65% 2021[1,5]	$2,000	$1,988
Verizon Owner Trust, Series 2017-3A, Class A1A, 2.06% 2022[1,5]	4,735	4,684
Verizon Owner Trust, Series 2017-3A, Class B, 2.38% 2022[1,5]	2,450	2,427
Voya Ltd., CLO, Series 2014-3A, Class A1R, (3-month USD-LIBOR + 0.72%) 3.210% 2026[1,3,5]	4,981	4,961
Westlake Automobile Receivables Trust, Series 2017-1A, Class C, 2.70% 2022[1,5]	2,500	2,488
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59% 2025[1,5]	60	60
		197,268
Municipals 1.93% Illinois 1.64%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 2039	28,100	26,755
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 2040	4,500	4,358
G.O. Bonds, Pension Funding Series 2003, 4.95% 2023	27,060	27,489
G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[5]	86,885	82,973
G.O. Bonds, Pension Funding Series 2013, 5.877% 2019	400	402
G.O. Bonds, Series 2013-B, 3.65% 2020	1,825	1,826
G.O. Bonds, Series 2013-B, 4.11% 2022	750	748
G.O. Bonds, Series 2013-B, 4.31% 2023	2,125	2,101
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020	250	256
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	2,370	2,487
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	3,210	3,376
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.547% 2019	335	337
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	2,400	2,462
G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021[5]	5,838	6,050
		161,620
Florida 0.15%
Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	14,400	14,423
California 0.07%
High-Speed Passenger Train G.O. Rev. Ref. Bonds, Series 2017-A, 2.367% 2022	3,775	3,722
Various Purpose G.O. Bonds, Series 2009, 7.50% 2034	2,100	2,867
		6,589
South Carolina 0.05%
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2014-A, 5.50% 2054	875	936
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-A, 5.00% 2050	840	881
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-E, 5.25% 2055	2,765	2,953
		4,770
New Jersey 0.02%
Econ. Dev. Auth., School Facs. Construction Rev. Ref. Bonds, Series 2015-YY, 4.447% 2020	2,500	2,539
Total municipals		189,941
Federal agency bonds & notes 0.11%
Fannie Mae 2.125% 2026	11,910	11,395
Total bonds, notes & other debt instruments (cost: $9,812,916,000)		9,701,388
American Funds Insurance Series — Bond Fund — Page 120 of 179

Common stocks 0.01% Energy 0.01%	Shares	Value (000)
Tribune Resources, Inc.[11,12]	83,079	$249
Communication services 0.00%
Cumulus Media Inc., Class B11,12	13,561	147
Adelphia Recovery Trust, Series ACC-1[11,12,13]	2,409,545	1
		148
Information technology 0.00%
Corporate Risk Holdings I, Inc.[11,12,13]	70,193	25
Corporate Risk Holdings Corp.[11,12,13,14]	355	—[7]
		25
Total common stocks (cost: $1,854,000)		422
Rights & warrants 0.00% Energy 0.00%
Tribune Resources, Inc., Class A, warrants, expire 2023[11,12,13]	112,665	39
Tribune Resources, Inc., Class B, warrants, expire 2023[11,12,13]	87,629	23
Tribune Resources, Inc., Class C, warrants, expire 2023[11,12,13]	17,050	3
Ultra Petroleum Corp., warrants, expire 2025[11,12,13]	8,750	2
Total rights & warrants (cost: $18,000)		67
Short-term securities 12.62%	Principal amount (000)
Chariot Funding, LLC 2.51% due 2/19/2019[1]	$10,800	10,760
Chevron Corp. 2.49% due 2/4/2019[1]	75,000	74,819
Coca-Cola Co. 2.40% due 1/14/2019[1]	25,000	24,976
ExxonMobil Corp. 2.39% due 1/8/2019	40,000	39,979
Fannie Mae 2.23% due 1/2/2019	3,200	3,199
Federal Home Loan Bank 2.23%–2.39% due 1/11/2019–3/6/2019	483,800	482,671
Freddie Mac 2.36% due 2/20/2019	44,900	44,751
Italian Treasury Bill 0.53% due 8/14/2019	€46,400	53,030
Merck & Co. Inc. 2.38% due 1/25/2019–1/29/2019[1]	$80,000	79,849
U.S. Treasury Bills 2.19%–2.44% due 1/17/2019–5/16/2019	366,500	364,843
Wal-Mart Stores, Inc. 2.46%–2.49% due 1/7/2019–1/14/2019[1]	64,800	64,756
Total short-term securities (cost: $1,244,163,000)		1,243,633
Total investment securities 111.07% (cost: $11,058,951,000)		10,945,510
Other assets less liabilities (11.07)%		(1,090,823)
Net assets 100.00%		$9,854,687
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[15] (000)	Value at 12/31/2018[16] (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
2 Year U.S. Treasury Note Futures	Long	3,076	April 2019	$615,200	$653,073	$2,119
5 Year Euro-Bobl Futures	Short	2,022	March 2019	€(202,200)	(307,010)	(813)
5 Year U.S. Treasury Note Futures	Long	10,571	April 2019	$1,057,100	1,212,362	17,566
American Funds Insurance Series — Bond Fund — Page 121 of 179

Futures contracts  (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount[15] (000)	Value at 12/31/2018[16] (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
10 Year Euro-Bund Futures	Short	715	March 2019	€(71,500)	$(133,974)	$(934)
10 Year U.S. Treasury Note Futures	Long	579	March 2019	$57,900	70,647	1,495
10 Year Ultra U.S. Treasury Note Futures	Short	171	March 2019	(17,100)	(22,243)	(666)
30 Year Euro-Buxl Futures	Long	268	March 2019	€26,800	55,462	1,118
30 Year Ultra U.S. Treasury Bond Futures	Short	33	March 2019	$(3,300)	(5,302)	(277)
						$19,608
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 12/31/2018 (000)
Purchases (000)	Sales (000)
USD25,523	EUR22,400	Citibank	1/8/2019	$(159)
USD12,784	JPY1,445,000	Bank of America, N.A.	1/11/2019	(412)
USD60,130	MXN1,220,000	Citibank	1/11/2019	(1,853)
KRW44,456,000	USD39,480	JPMorgan Chase	1/14/2019	380
USD40,106	KRW44,456,000	Morgan Stanley	1/14/2019	247
USD53,016	EUR46,600	HSBC Bank	1/17/2019	(456)
USD117,705	MXN2,400,000	Morgan Stanley	1/17/2019	(4,095)
JPY13,203,300	USD117,462	Goldman Sachs	1/18/2019	3,183
EUR34,400	USD39,182	Citibank	1/18/2019	294
CNH273,100	USD39,613	Citibank	1/18/2019	149
USD39,868	CNH273,100	HSBC Bank	1/18/2019	107
USD439	EUR385	HSBC Bank	1/18/2019	(3)
USD39,223	EUR34,400	HSBC Bank	1/18/2019	(253)
USD39,249	JPY4,444,800	Citibank	1/18/2019	(1,365)
USD78,055	JPY8,758,500	HSBC Bank	1/18/2019	(1,976)
USD5,622	EUR4,925	JPMorgan Chase	1/24/2019	(33)
USD12,492	MXN252,000	Citibank	1/24/2019	(281)
USD124,696	EUR109,250	HSBC Bank	1/24/2019	(743)
USD64,722	JPY7,300,000	Morgan Stanley	1/24/2019	(2,013)
USD30,599	JPY3,430,000	Goldman Sachs	1/29/2019	(770)
USD54,526	EUR46,000	Bank of America, N.A.	8/14/2019	781
				$(9,271)
Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2018 (000)
1.6915%	3-month USD-LIBOR	6/3/2020	$1,600	$(23)	$—	$(23)
3-month USD-LIBOR	1.975%	4/27/2022	15,000	288	—	288
U.S. EFFR	2.4435%	12/20/2023	5,508	(42)	—	(42)
U.S. EFFR	2.45375%	12/20/2023	49,336	(403)	—	(403)
U.S. EFFR	2.4225%	12/24/2023	22,594	(151)	—	(152)
American Funds Insurance Series — Bond Fund — Page 122 of 179

Swap contracts  (continued)

Interest rate swaps  (continued)
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2018 (000)
6-month EURIBOR	0.9852%	10/17/2024	€25,000	$(1,119)	$—	$(1,119)
3-month USD-LIBOR	2.438%	11/19/2024	$750	6	—	6
3-month USD-LIBOR	2.0475%	3/23/2025	450	14	—	14
3-month USD-LIBOR	2.3175%	5/8/2025	1,500	25	—	25
3-month USD-LIBOR	2.339%	5/13/2025	375	6	—	6
3-month USD-LIBOR	2.351%	5/15/2025	590	9	—	9
3-month USD-LIBOR	2.287%	5/20/2025	500	9	—	9
3-month USD-LIBOR	2.227%	5/28/2025	260	6	—	6
3-month USD-LIBOR	2.2125%	5/29/2025	465	11	—	11
3-month USD-LIBOR	2.451%	6/5/2025	650	6	—	6
3-month USD-LIBOR	2.46%	6/10/2025	2,536	22	—	22
3-month USD-LIBOR	2.455%	6/24/2025	235	2	—	2
3-month USD-LIBOR	2.397%	7/13/2025	900	11	—	11
3-month USD-LIBOR	2.535%	7/15/2025	800	4	—	4
3-month USD-LIBOR	2.4615%	7/22/2025	1,300	12	—	12
3-month USD-LIBOR	2.312%	7/29/2025	1,000	18	—	18
3-month USD-LIBOR	2.331%	7/30/2025	435	7	—	7
3-month USD-LIBOR	2.228%	9/4/2025	12,000	285	—	285
6-month JPY-LIBOR	0.0875%	3/10/2026	¥11,100,000	(92)	—	(92)
3-month USD-LIBOR	1.595%	5/12/2026	$8,500	593	—	593
3-month USD-LIBOR	1.592%	5/12/2026	4,000	280	—	280
3.0865%	3-month USD-LIBOR	8/18/2034	2,250	80	—	80
2.844%	3-month USD-LIBOR	6/11/2035	3,250	11	—	11
2.773%	3-month USD-LIBOR	7/13/2035	500	(3)	—	(3)
2.589%	3-month USD-LIBOR	9/4/2035	3,100	(98)	—	(98)
2.377%	3-month USD-LIBOR	4/29/2045	1,910	(169)	—	(169)
6-month JPY-LIBOR	0.58295%	3/23/2046	¥2,000,000	518	—	518
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	(237)	—	(237)
3-month USD-LIBOR	2.1155%	5/13/2046	$2,400	342	—	342
					$—	$227
American Funds Insurance Series — Bond Fund — Page 123 of 179

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,180,984,000, which represented 11.98% of the net assets of the fund.
[2]	Step bond; coupon rate may change at a later date.
[3]	Coupon rate may change periodically.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,243,000, which represented .01% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[7]	Amount less than one thousand.
[8]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $25,155,000, which represented .26% of the net assets of the fund.
[9]	Index-linked bond whose principal amount moves with a government price index.
[10]	Purchased on a TBA basis.
[11]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,591,000, which represented .02% of the net assets of the fund.
[12]	Security did not produce income during the last 12 months.
[13]	Value determined using significant unobservable inputs.
[14]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[15]	Notional amount is calculated based on the number of contracts and notional contract size.
[16]	Value is calculated based on the notional amount and current market price.
Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Corporate Risk Holdings Corp.	8/31/2015	$—	$—	.00%
Key to abbreviations and symbols
Auth. = Authority	G.O. = General Obligation
CLO = Collateralized Loan Obligations	JPY/¥ = Japanese yen
CNH = Chinese yuan renminbi	KRW = South Korean won
Dev. = Development	LIBOR = London Interbank Offered Rate
Econ. = Economic	MXN = Mexican pesos
EFFR = Effective Federal Funds Rate	MYR = Malaysian ringgits
EUR/€ = Euros	Ref. = Refunding
EURIBOR = Euro Interbank Offered Rate	Rev. = Revenue
Facs. = Facilities	TBA = To-be-announced
Fin. = Finance	USD/$ = U.S. dollars
American Funds Insurance Series — Bond Fund — Page 124 of 179

Global Bond Fund
Investment portfolio
December 31, 2018
Bonds, notes & other debt instruments 92.18% Japanese yen 11.88%	Principal amount (000)	Value (000)
Japan, Series 395, 0.10% 2020	¥5,380,000	$49,306
Japan, Series 394, 0.10% 2020	840,000	7,698
Japan, Series 134, 0.10% 2022	550,000	5,068
Japan, Series 19, 0.10% 2024[1]	2,428,632	22,734
Japan, Series 18, 0.10% 2024[1]	1,958,856	18,301
Japan, Series 337, 0.30% 2024	354,600	3,321
Japan, Series 336, 0.50% 2024	800,000	7,581
Japan, Series 20, 0.10% 2025[1]	680,720	6,388
Japan, Series 340, 0.40% 2025	435,000	4,113
Japan, Series 21, 0.10% 2026[1]	989,420	9,329
Japan, Series 344, 0.10% 2026	605,000	5,617
Japan, Series 346, 0.10% 2027	3,125,000	28,990
Japan, Series 116, 2.20% 2030	1,735,000	19,560
Japan, Series 145, 1.70% 2033	2,210,000	24,308
Japan, Series 21, 2.30% 2035	720,000	8,637
Japan, Series 42, 1.70% 2044	450,000	5,124
Japan, Series 53, 0.60% 2046	501,600	4,464
Japan, Series 57, 0.80% 2047	969,050	9,049
Japan, Series 59, 0.70% 2048	930,000	8,449
		248,037
Euros 11.27%
Allianz SE 4.75% (undated) (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[2]	€4,200	5,297
Assicurazioni Generali SpA 7.75% 2042 (3-month EUR-EURIBOR + 7.113% on 12/12/2022)[2]	1,500	2,005
Aviva PLC, junior subordinated 6.125% 2043 (5 year EURO Mid Swap + 5.13% on 7/5/2023)[2]	1,500	1,915
Banco Bilbao Vizcaya Argentaria SA 3.50% 2024 (5 year EURO Mid Swap + 2.55% on 4/11/2019)[2]	3,300	3,805
Banque Centrale de Tunisie 6.75% 2023	2,295	2,524
Barclays Bank PLC 6.00% 2021	1,000	1,235
Barclays Bank PLC 6.625% 2022	1,070	1,376
CaixaBank, SA 3.50% 2027 (5 year EURO Mid Swap + 3.35% on 2/15/2022)[2]	1,300	1,534
Canada 3.50% 2020	2,500	2,983
Cote d’Ivoire (Republic of) 5.25% 2030[3]	900	912
Deutsche Telekom International Finance BV 7.50% 2033	200	381
Egypt (Arab Republic of) 5.625% 2030	745	741
European Financial Stability Facility 0.40% 2025	6,000	6,920
French Republic O.A.T. 1.00% 2025	4,750	5,714
French Republic O.A.T. 2.00% 2048	1,490	1,856
Germany (Federal Republic of) 1.75% 2024	5,270	6,671
Germany (Federal Republic of) 0.50% 2027	12,360	14,640
Germany (Federal Republic of) 0.50% 2028	11,000	12,976
Germany (Federal Republic of) 6.25% 2030	1,800	3,402
Germany (Federal Republic of) 4.75% 2040	200	415
Germany (Federal Republic of) 2.50% 2046	2,400	3,875
Germany (Federal Republic of) 1.25% 2048[4]	8,750	11,016
Greece (Hellenic Republic of) 3.50% 2023	1,605	1,856
Greece (Hellenic Republic of) 3.375% 2025	2,650	2,938
American Funds Insurance Series — Global Bond Fund — Page 125 of 179

Bonds, notes & other debt instruments (continued) Euros (continued)	Principal amount (000)	Value (000)
Greece (Hellenic Republic of) 3.75% 2028	€684	$749
Greece (Hellenic Republic of) 3.90% 2033	3,615	3,776
Greece (Hellenic Republic of) 4.00% 2037	3,770	3,809
Greece (Hellenic Republic of) 4.20% 2042	3,759	3,791
Groupe BPCE SA 4.625% 2023	1,200	1,561
Groupe BPCE SA 2.75% 2026 (5 year EURO Mid Swap + 1.83% on 7/8/2021)[2]	3,300	3,905
HSBC Holdings PLC 3.375% 2024 (5 year EURO Mid Swap + 1.95% on 1/10/2019)[2]	1,700	1,949
Hungary 3.875% 2020	1,000	1,198
Intesa Sanpaolo SpA 6.625% 2023	1,885	2,453
Ireland (Republic of) 0.90% 2028	8,090	9,275
Italy (Republic of) 1.35% 2022	12,950	14,891
Italy (Republic of) 4.75% 2023	2,900	3,774
Italy (Republic of) 4.50% 2024	2,500	3,222
Italy (Republic of) 2.05% 2027	7,330	8,093
Kazahkstan (Republic of) 1.55% 2023	1,245	1,436
Lloyds Banking Group PLC 6.50% 2020	1,090	1,332
NN Group NV 4.625% 2044 (3-month EUR-LIBOR + 3.95% on 4/8/2024)[2]	1,320	1,593
NN Group NV 4.50% (undated) (3-month EUR-LIBOR + 4.00% on 1/15/2026)[2]	350	401
Portuguese Republic 2.875% 2025	6,500	8,296
Rabobank Nederland 2.50% 2026 (5 year EURO Mid Swap + 1.40% on 5/26/2021)[2]	2,400	2,849
Romania 2.875% 2029	5,170	5,754
Romania 3.875% 2035	2,810	3,143
Romania 3.375% 2038	4,170	4,273
Spain (Kingdom of) 1.45% 2027	18,230	21,194
Spain (Kingdom of) 1.50% 2027	10,350	12,131
Spain (Kingdom of) 2.90% 2046	1,120	1,376
Spain (Kingdom of) 2.70% 2048	6,025	7,039
Svenska Handelsbanken AB 2.656% 2024 (5 year EURO Mid Swap + 1.43% on 1/15/2019)[2]	2,170	2,488
Takeda Pharmaceutical Co., Ltd. 2.25% 2026	2,275	2,666
		235,404
Mexican pesos 3.57%
Petróleos Mexicanos 7.47% 2026	MXN59,000	2,215
United Mexican States, Series M, 8.00% 2020	92,500	4,676
United Mexican States, Series M, 6.50% 2022	171,100	8,180
United Mexican States, Series M, 8.00% 2023	301,000	14,960
United Mexican States, Series M20, 10.00% 2024	162,000	8,764
United Mexican States, Series M, 5.75% 2026	611,500	26,316
United Mexican States, Series M, 7.50% 2027	113,000	5,345
United Mexican States, Series M30, 10.00% 2036	35,000	1,962
United Mexican States, Series M, 7.75% 2042	44,900	2,020
		74,438
Polish zloty 3.51%
Poland (Republic of), Series 0420, 1.50% 2020	PLN27,750	7,449
Poland (Republic of), Series 1020, 5.25% 2020	23,200	6,633
Poland (Republic of), Series 1021, 5.75% 2021	101,030	29,970
Poland (Republic of), Series 0922, 5.75% 2022	34,600	10,513
Poland (Republic of), Series 1023, 4.00% 2023	31,140	9,027
Poland (Republic of), Series 0725, 3.25% 2025	34,750	9,721
		73,313
American Funds Insurance Series — Global Bond Fund — Page 126 of 179

Bonds, notes & other debt instruments (continued) Danish kroner 3.15%	Principal amount (000)	Value (000)
Nykredit Realkredit AS, Series 01E, 1.50% 2037[3]	DKr107,828	$16,675
Nykredit Realkredit AS, Series 01E, 2.00% 2037[3]	22,078	3,529
Nykredit Realkredit AS, Series 01E, 1.50% 2040[3]	284,656	43,453
Nykredit Realkredit AS, Series 01E, 2.50% 2047[3]	12,937	2,076
		65,733
Indian rupees 2.19%
India (Republic of) 7.80% 2021	INR236,600	3,440
India (Republic of) 8.83% 2023	884,200	13,507
India (Republic of) 7.35% 2024	30,000	430
India (Republic of) 6.97% 2026	431,000	6,024
India (Republic of) 7.59% 2026	438,600	6,354
India (Republic of) 6.79% 2027	589,000	8,114
India (Republic of) 7.59% 2029	95,800	1,377
India (Republic of) 7.61% 2030	167,270	2,408
India (Republic of) 7.88% 2030	25,000	367
National Highways Authority of India 7.17% 2021	220,000	3,076
National Highways Authority of India 7.27% 2022	50,000	703
		45,800
British pounds 2.08%
Aviva PLC, junior subordinated 6.875% 2058[2]	£470	668
AXA SA, junior subordinated 5.453% (undated)[2]	300	389
France Télécom 5.375% 2050	300	514
Lloyds Banking Group PLC 7.625% 2025	655	1,038
United Kingdom 1.75% 2022	5,700	7,506
United Kingdom 2.25% 2023	1,550	2,097
United Kingdom 2.75% 2024	1,210	1,694
United Kingdom 1.25% 2027	5,925	7,591
United Kingdom 4.25% 2027	2,800	4,501
United Kingdom 3.25% 2044	6,500	10,597
United Kingdom 3.50% 2045	890	1,519
United Kingdom 1.50% 2047	4,460	5,262
		43,376
Brazilian reais 1.58%
Brazil (Federative Republic of) 0% 2021	BRL14,000	3,000
Brazil (Federative Republic of) 0% 2022	75,000	14,641
Brazil (Federative Republic of) 10.00% 2025	57,090	15,395
		33,036
Thai baht 1.30%
Bank of Thailand 1.50% 2019	THB168,310	5,168
Bank of Thailand 1.34% 2020	35,000	1,069
Thailand (Kingdom of) 1.875% 2022	258,200	7,898
Thailand (Kingdom of) 3.85% 2025	65,000	2,186
Thailand (Kingdom of) 2.125% 2026	317,750	9,552
Thailand (Kingdom of) 3.775% 2032	40,000	1,356
		27,229
Israeli shekels 0.88%
Israel (State of) 2.00% 2027	ILS28,300	7,518
Israel (State of) 5.50% 2042	29,300	10,802
		18,320
American Funds Insurance Series — Global Bond Fund — Page 127 of 179

Bonds, notes & other debt instruments (continued) South African rand 0.84%	Principal amount (000)	Value (000)
South Africa (Republic of), Series R-186, 10.50% 2026	ZAR19,900	$1,506
South Africa (Republic of), Series R-214, 6.50% 2041	168,450	8,175
South Africa (Republic of), Series 2044, 8.75% 2044	126,800	7,849
		17,530
Chilean pesos 0.73%
Chile (Banco Central de) 4.00% 2023	CLP6,765,000	9,796
Chile (Banco Central de) 4.50% 2026	3,660,000	5,378
		15,174
Malaysian ringgits 0.72%
Malaysia (Federation of), Series 0314, 4.048% 2021	MYR7,600	1,859
Malaysia (Federation of), Series 0215, 3.795% 2022	6,000	1,454
Malaysia (Federation of), Series 0316, 3.90% 2026	6,250	1,489
Malaysia (Federation of), Series 0310, 4.498% 2030	42,250	10,327
		15,129
Romanian leu 0.69%
Romania 2.30% 2020	RON28,650	6,871
Romania 3.25% 2021	11,910	2,899
Romania 5.95% 2021	15,290	3,941
Romania 3.40% 2022	3,250	784
		14,495
Australian dollars 0.65%
Australia (Commonwealth of), Series 128, 5.75% 2022	A$10,150	8,104
Australia (Commonwealth of), Series 133, 5.50% 2023	6,625	5,355
		13,459
Canadian dollars 0.48%
Canada 1.00% 2022	C$1,050	745
Canada 2.25% 2025	9,450	7,063
Saskatchewan (Province of) 3.05% 2028	3,000	2,231
		10,039
Chinese yuan renminbi 0.43%
China Development Bank Corp. 4.73% 2025	CNY49,000	7,528
China Development Bank Corp. 4.04% 2028	10,000	1,487
		9,015
Peruvian nuevos soles 0.42%
Peru (Republic of) 6.15% 2032	PEN29,300	8,865
South Korean won 0.42%
South Korea (Republic of), Series 2203, 1.875% 2022	KRW1,540,000	1,380
South Korea (Republic of), Series 2209, 2.00% 2022	8,274,200	7,446
		8,826
Indonesian rupiah 0.42%
Indonesia (Republic of), Series 64, 6.125% 2028	IDR18,142,000	1,113
Indonesia (Republic of), Series 78, 8.25% 2029	80,188,000	5,719
Indonesia (Republic of), Series 74, 7.50% 2032	28,000,000	1,828
		8,660
American Funds Insurance Series — Global Bond Fund — Page 128 of 179

Bonds, notes & other debt instruments (continued) Colombian pesos 0.36%	Principal amount (000)	Value (000)
Colombia (Republic of), Series B, 6.25% 2025	COP24,560,000	$7,509
Turkish lira 0.24%
Turkey (Republic of) 9.50% 2022	TRY540	82
Turkey (Republic of) 10.70% 2022	9,240	1,424
Turkey (Republic of) 11.00% 2022	22,320	3,543
		5,049
Czech korunas 0.18%
Czech Republic 0.45% 2023	CZK91,820	3,850
Norwegian kroner 0.14%
Norway (Kingdom of) 3.75% 2021	NKr23,500	2,886
Uruguayan pesos 0.12%
Uruguay (Oriental Republic of) 8.50% 2028	UYU95,641	2,507
Argentine pesos 0.12%
Argentine Republic 2.50% 2021[1]	ARS100,242	2,092
Buenos Aires (City of) (Badlar Private Banks ARS Index + 3.75%) 47.661% 2028[5]	13,568	310
		2,402
U.S. dollars 43.81%
Abbott Laboratories 2.90% 2021	$420	416
Abbott Laboratories 3.40% 2023	137	137
Abbott Laboratories 3.75% 2026	793	785
AbbVie Inc. 2.50% 2020	3,155	3,126
AbbVie Inc. 2.90% 2022	1,170	1,139
AbbVie Inc. 3.20% 2022	200	197
AbbVie Inc. 3.20% 2026	2,007	1,864
AbbVie Inc. 4.50% 2035	410	381
ACE INA Holdings Inc. 2.30% 2020	180	177
ACE INA Holdings Inc. 2.875% 2022	365	362
ACE INA Holdings Inc. 3.35% 2026	365	358
ACE INA Holdings Inc. 4.35% 2045	425	439
ADT Corp. 3.50% 2022	400	371
AES Corp. 5.50% 2025	350	349
Aetna Inc. 2.80% 2023	340	324
Alexandria Real Estate Equities, Inc. 2.75% 2020	180	179
Allergan PLC 3.00% 2020	2,820	2,810
Allergan PLC 3.80% 2025	2,809	2,747
Allergan PLC 4.75% 2045	130	124
Allison Transmission Holdings, Inc. 5.00% 2024[6]	430	414
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.053% 2025[3,5,7]	650	600
Altria Group, Inc. 4.50% 2043	350	293
Amazon.com, Inc. 2.80% 2024	2,920	2,840
Amazon.com, Inc. 3.15% 2027	980	947
American Axle & Manufacturing Holdings, Inc. 6.50% 2027	350	315
American Campus Communities, Inc. 3.75% 2023	1,810	1,799
American Campus Communities, Inc. 4.125% 2024	1,195	1,202
American Energy (Permian Basin) (3-month USD-LIBOR + 6.50%) 9.082% 2019[5,6]	150	53
American Funds Insurance Series — Global Bond Fund — Page 129 of 179

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
American Energy (Permian Basin) 7.125% 2020[6]	$1,295	$298
American Energy (Permian Basin) 7.375% 2021[6]	340	76
Amgen Inc. 1.85% 2021	420	405
Anheuser-Busch InBev NV 3.75% 2022	775	776
Anheuser-Busch InBev NV 3.30% 2023	635	619
Anheuser-Busch InBev NV 3.50% 2024	1,545	1,511
Anheuser-Busch InBev NV 4.00% 2028	1,050	1,007
Apple Inc. 2.50% 2022	1,200	1,182
Apple Inc. 3.35% 2027	1,075	1,053
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 9.522% 2025[3,5,7]	80	79
Argentine Republic 6.875% 2021	3,575	3,243
Argentine Republic 7.50% 2026	2,200	1,770
Argentine Republic 6.875% 2048	1,695	1,189
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.887% 2023[3,5,7]	210	211
Associated Materials, LLC 9.00% 2024[6]	465	451
AstraZeneca PLC 3.50% 2023	1,700	1,693
AT&T Inc. 4.250% 2027	3,775	3,704
Autoridad del Canal de Panama 4.95% 2035[3,6]	1,000	1,023
Avis Budget Group, Inc. 5.50% 2023	490	475
Avon Products, Inc. 7.875% 2022[6]	355	351
B&G Foods, Inc. 4.625% 2021	50	49
B&G Foods, Inc. 5.25% 2025	225	210
Ball Corp. 4.375% 2020	300	302
Banco Nacional de Comercio Exterior SNC 3.80% 2026 (UST Yield Curve Rate T Note Constant Maturity 5 year + 3.00% on 8/11/2021)[2,6]	880	843
Bank of America Corp. 2.625% 2020	1,550	1,534
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[2]	1,400	1,384
Bayer AG 3.375% 2024[6]	840	793
Bayer US Finance II LLC 3.875% 2023[6]	900	885
Bayer US Finance II LLC 4.25% 2025[6]	203	198
Becton, Dickinson and Co. 2.675% 2019	353	350
Becton, Dickinson and Co. 3.70% 2027	1,430	1,354
Blackstone CQP Holdco LP 6.50% 2021[6,8]	2,595	2,615
Bohai Financial Investment Holding Co., Ltd. 5.50% 2024[6]	150	145
Brandywine Operating Partnership, LP 3.95% 2023	190	189
British American Tobacco International Finance PLC 2.75% 2020[6]	530	521
British American Tobacco International Finance PLC 3.50% 2022[6]	385	377
British American Tobacco PLC 3.557% 2027	1,545	1,375
British American Tobacco PLC 4.39% 2037	1,190	978
Cablevision Systems Corp. 6.75% 2021	625	642
Calpine Corp. 5.25% 2026[6]	455	417
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2023[6]	625	609
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[6]	475	467
Centene Corp. 4.75% 2022	540	535
Centene Corp. 4.75% 2025	425	407
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A2, 5.234% 2023[3]	183	185
CenturyLink, Inc. 6.75% 2023	800	773
CenturyLink, Inc., Series T, 5.80% 2022	150	145
CF Industries, Inc. 4.95% 2043	545	424
Chemours Co. 6.625% 2023	330	335
Chesapeake Energy Corp. 4.875% 2022	690	605
Chesapeake Energy Corp. 5.75% 2023	460	399
Chesapeake Energy Corp. 8.00% 2025	325	288
Chesapeake Energy Corp. 8.00% 2027	190	161
Cigna Corp. 3.40% 2021[6]	750	749
American Funds Insurance Series — Global Bond Fund — Page 130 of 179

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Cigna Corp. 4.125% 2025[6]	$1,365	$1,366
Cigna Corp. 4.375% 2028[6]	1,370	1,381
Citigroup Inc. 2.55% 2019	2,800	2,796
Citigroup Inc. 2.35% 2021	1,500	1,458
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	1,415	1,385
Cleveland-Cliffs Inc. 4.875% 2024[6]	775	723
Cleveland-Cliffs Inc. 5.75% 2025	1,050	948
CMS Energy Corp. 5.05% 2022	392	409
CMS Energy Corp. 3.875% 2024	100	100
CMS Energy Corp. 3.00% 2026	1,200	1,131
Colombia (Republic of) 3.875% 2027	350	335
Columbia (Republic of) 4.50% 2029	830	822
Columbia Pipeline Partners LP 3.30% 2020	85	85
Comcast Corp. 3.95% 2025	920	932
Comcast Corp. 4.15% 2028	1,825	1,856
Compass Diversified Holdings 8.00% 2026[6]	315	312
Comstock Resources, Inc. 9.75% 2026[6]	500	425
Conagra Brands, Inc. 4.30% 2024	2,380	2,368
Concordia International Corp., Term Loan, (3-month USD-LIBOR + 5.50%) 7.887% 2024[3,5,7]	132	126
Concordia International Corp. 8.00% 2024	47	44
CONSOL Energy Inc. 5.875% 2022	1,917	1,845
Consolidated Energy Finance SA 6.50% 2026[6]	185	178
Consumers Energy Co. 3.375% 2023	345	346
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[3]	8	8
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022[3]	13	13
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 2022[3]	45	46
Convey Park Energy LLC 7.50% 2025[6]	275	238
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 2034[3,6]	1,385	1,381
Crédit Agricole SA 4.375% 2025[6]	1,100	1,066
CVR Partners, LP 9.25% 2023[6]	275	287
CVS Health Corp. 2.80% 2020	430	426
CVS Health Corp. 3.125% 2020	1,000	998
CVS Health Corp. 3.35% 2021	520	519
CVS Health Corp. 3.50% 2022	430	427
CVS Health Corp. 3.70% 2023	710	703
CVS Health Corp. 4.10% 2025	670	665
CVS Health Corp. 4.30% 2028	2,670	2,619
CVS Health Corp. 5.05% 2048	2,410	2,356
DaimlerChrysler North America Holding Corp. 2.25% 2020[6]	2,000	1,973
DaimlerChrysler North America Holding Corp. 2.00% 2021[6]	2,100	2,021
DaimlerChrysler North America Holding Corp. 2.875% 2021[6]	2,275	2,248
DaimlerChrysler North America Holding Corp. 3.00% 2021[6]	6,425	6,357
DaVita HealthCare Partners Inc. 5.00% 2025	280	255
DCP Midstream Operating LP 4.95% 2022	390	387
Deutsche Telekom International Finance BV 1.95% 2021[6]	575	552
Deutsche Telekom International Finance BV 2.82% 2022[6]	1,675	1,639
Deutsche Telekom International Finance BV 4.375% 2028[6]	890	879
Deutsche Telekom International Finance BV 9.25% 2032	1,930	2,751
Devon Energy Corp. 3.25% 2022	170	166
Diamond Offshore Drilling, Inc. 7.875% 2025	350	292
Diamond Offshore Drilling, Inc. 4.875% 2043	675	381
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 5.188% 2023[3,5,7]	116	99
Dominican Republic 7.50% 2021[3,6]	2,000	2,070
Dominican Republic 5.50% 2025[6]	1,375	1,366
Dominican Republic 8.625% 2027[3,6]	225	258
American Funds Insurance Series — Global Bond Fund — Page 131 of 179

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
DP World Crescent 4.848% 2028[6]	$550	$540
Duke Energy Corp. 3.75% 2024	550	551
Duke Energy Corp. 2.65% 2026	2,695	2,459
Duke Energy Progress, LLC 3.70% 2028	1,225	1,240
Egypt (Arab Republic of) 5.75% 2020	1,800	1,820
Egypt (Arab Republic of) 7.50% 2027[6]	2,200	2,105
Electricité de France SA 6.95% 2039[6]	625	730
EMD Finance LLC 2.40% 2020[6]	1,485	1,470
EMD Finance LLC 2.95% 2022[6]	225	222
EMD Finance LLC 3.25% 2025[6]	2,950	2,834
Enbridge Energy Partners, LP 9.875% 2019	750	758
Enbridge Energy Partners, LP 4.375% 2020	480	486
Enbridge Energy Partners, LP 5.20% 2020	1,535	1,568
Enbridge Inc. 4.00% 2023	600	604
Enbridge Inc. 4.25% 2026	655	649
Enbridge Inc. 3.70% 2027	754	716
Endo International PLC 5.75% 2022[6]	830	695
Enel Finance International SA 2.75% 2023[6]	5,000	4,617
Enel Finance International SA 3.625% 2027[6]	2,375	2,100
Enel Finance International SA 3.50% 2028[6]	1,800	1,547
Energy Transfer Partners, LP 5.875% 2024	325	333
Energy Transfer Partners, LP 4.00% 2027	1,054	969
Energy Transfer Partners, LP 4.20% 2027	260	243
Energy Transfer Partners, LP 6.00% 2048	230	225
Enersis Américas SA 4.00% 2026	1,960	1,836
Ensco PLC 7.75% 2026	475	354
Ensco PLC 5.75% 2044	455	257
Essex Portfolio LP 3.50% 2025	2,835	2,760
Essex Portfolio LP 3.375% 2026	885	848
Euramax International, Inc. 12.00% 2020[6]	300	309
European Investment Bank 2.25% 2022	2,067	2,042
Exelon Corp. 3.497% 2022[2]	525	513
Exelon Corp. 3.40% 2026	1,465	1,396
Extraction Oil & Gas, Inc. 5.625% 2026[6]	400	294
Exxon Mobil Corp. 2.222% 2021	570	562
Fannie Mae 3.50% 2042[3]	710	716
Fannie Mae 3.50% 2042[3]	340	343
Fannie Mae 3.50% 2042[3]	233	234
Fannie Mae 4.00% 2048[3]	4,668	4,765
Fannie Mae 4.00% 2048[3]	152	155
Fannie Mae 3.50% 2049[3,9]	15,500	15,503
Fannie Mae 4.00% 2049[3,9]	17,329	17,672
Fannie Mae 4.50% 2049[3,9]	13,050	13,522
Fannie Mae, Series 2012-M17, Class A2, Multi Family, 2.184% 2022[3]	1,931	1,897
First Data Corp. 5.375% 2023[6]	175	172
First Data Corp. 5.00% 2024[6]	125	121
First Quantum Minerals Ltd. 7.50% 2025[6]	1,050	870
First Quantum Minerals Ltd. 6.875% 2026[6]	525	423
FirstEnergy Corp. 3.90% 2027	3,915	3,801
FirstEnergy Corp. 3.50% 2028[6]	645	616
FirstEnergy Corp. 4.85% 2047	380	382
Ford Motor Credit Co. 2.375% 2019	2,550	2,546
Ford Motor Credit Co. 2.597% 2019	2,020	1,998
France Télécom 9.00% 2031[2]	1,824	2,533
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[3]	11	10
American Funds Insurance Series — Global Bond Fund — Page 132 of 179

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[3]	$45	$39
Freeport-McMoRan Inc. 3.55% 2022	1,100	1,044
Frontier Communications Corp. 10.50% 2022	600	420
Frontier Communications Corp. 11.00% 2025	1,700	1,067
FS Energy and Power Fund 7.50% 2023[6]	175	167
General Mills, Inc. 3.20% 2021	455	453
Genesis Energy, LP 6.75% 2022	475	465
Genesis Energy, LP 6.50% 2025	150	133
Gogo Inc. 12.50% 2022[6]	2,035	2,184
Goldman Sachs Group, Inc. 2.00% 2019	850	847
Goldman Sachs Group, Inc. 2.875% 2021	2,152	2,116
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[2]	1,200	1,144
Goldman Sachs Group, Inc. 3.50% 2025	5,190	4,926
Goldman Sachs Group, Inc. 3.75% 2026	580	550
Goldman Sachs Group, Inc. 4.75% 2045	1,805	1,727
Government National Mortgage Assn. 4.00% 2049[3,9]	3,843	3,936
Government National Mortgage Assn. 4.00% 2049[3,9]	3,398	3,477
Groupe BPCE SA 5.70% 2023[6]	1,800	1,867
H.I.G. Capital, LLC 6.75% 2024[6]	318	281
Halliburton Co. 3.80% 2025	870	845
Hanesbrands Inc. 4.625% 2024[6]	85	80
Hanesbrands Inc. 4.875% 2026[6]	350	317
Hardwoods Acquisition Inc. 7.50% 2021[6]	228	164
Harris Corp. 2.70% 2020	155	154
HCA Inc. 5.875% 2023	250	254
HealthSouth Corp. 5.75% 2025	620	608
Hertz Global Holdings Inc. 7.625% 2022[6]	795	751
Holcim Ltd. 5.15% 2023[6]	1,290	1,330
Honduras (Republic of) 8.75% 2020	2,155	2,297
HSBC Holdings PLC 3.033% 2023 (3-month USD-LIBOR + 0.923% on 11/12/2022)[2]	1,180	1,143
HSBC Holdings PLC 3.95% 2024 (3-month USD-LIBOR + 0.987% on 5/18/2023)[2]	305	304
HSBC Holdings PLC 3.90% 2026	4,200	4,030
HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[2]	2,300	2,273
HUB International Ltd. 7.00% 2026[6]	20	18
Humana Inc. 3.85% 2024	1,000	1,000
Huntsman International LLC 4.875% 2020	145	146
Husky Energy Inc. 7.25% 2019	250	258
Hyundai Capital America 2.55% 2020[6]	2,580	2,548
Hyundai Capital America 3.25% 2022[6]	658	640
Hyundai Capital Services Inc. 2.625% 2020[6]	500	491
Hyundai Capital Services Inc. 3.75% 2023[6]	2,450	2,420
Icahn Enterprises Finance Corp. 6.25% 2022	400	396
Imperial Tobacco Finance PLC 3.50% 2023[6]	2,000	1,944
Indonesia (Republic of) 3.75% 2022	1,110	1,101
Indonesia (Republic of) 4.75% 2026	3,500	3,553
Infor Software 7.125% 2021[6,10]	325	318
Inmarsat PLC 4.875% 2022[6]	1,000	946
Intelsat Jackson Holding Co. 8.50% 2024[6]	900	877
International Paper Co. 7.30% 2039	600	710
Intesa Sanpaolo SpA 5.017% 2024[6]	2,510	2,274
Iraq (Republic of) 6.752% 2023[6]	545	520
Iron Mountain Inc. 4.875% 2027[6]	135	118
Jaguar Holding Co. 6.375% 2023[6]	225	216
Jonah Energy LLC 7.25% 2025[6]	350	227
Jordan (Hashemite Kingdom of) 5.75% 2027[6]	1,035	953
American Funds Insurance Series — Global Bond Fund — Page 133 of 179

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
JPMorgan Chase & Co. 2.55% 2021	$6,039	$5,955
JPMorgan Chase & Co. 2.604% 2021 (3-month USD-LIBOR + 0.28% on 2/1/2020)[2]	1,700	1,687
JPMorgan Chase & Co. 3.25% 2022	1,000	993
Kenya (Republic of) 5.875% 2019	700	702
Keurig Dr Pepper Inc. 4.597% 2028[6]	2,050	2,040
Keurig Dr Pepper Inc. 5.085% 2048[6]	1,075	1,027
KfW 2.125% 2022	3,955	3,890
Kinder Morgan Energy Partners, LP 3.50% 2021	175	175
Kinder Morgan Energy Partners, LP 3.50% 2023	525	514
Kinder Morgan, Inc. 4.30% 2028	2,185	2,149
Kinetic Concepts, Inc. 12.50% 2021[6]	310	333
Korea Housing Finance Corp. 2.50% 2020[3,6]	2,250	2,215
Korea Housing Finance Corp. 2.00% 2021[3,6]	2,525	2,435
Kraft Heinz Co. 4.375% 2046	825	683
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.25% 2024[3,5,7]	425	421
Kuwait (State of) 2.75% 2022[6]	3,550	3,490
Liberty Global PLC 5.50% 2028[6]	375	340
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 11.07% 2020 (100% PIK)[3,5,7,10]	797	546
Lima Metro Line Finance Ltd. 5.875% 2034[3,6]	2,000	1,997
Limited Brands, Inc. 5.25% 2028	160	137
Limited Brands, Inc. 6.875% 2035	50	42
Lockheed Martin Corp. 2.50% 2020	205	203
LSB Industries, Inc. 9.625% 2023[6]	185	189
LSC Communications, Inc. 8.75% 2023[6]	275	284
Mallinckrodt PLC 4.875% 2020[6]	960	931
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 3.75%) 6.272% 2024[3,5,7]	392	383
McDonald’s Corp. 3.35% 2023	1,420	1,414
Medtronic, Inc. 3.50% 2025	3,500	3,491
Meredith Corp. 6.875% 2026[6]	75	74
Meritage Homes Corp. 5.125% 2027	250	213
MGM Resorts International 7.75% 2022	200	213
Microsoft Corp. 2.40% 2026	2,688	2,518
Molina Healthcare, Inc. 5.375% 2022	925	896
Molina Healthcare, Inc. 4.875% 2025[6]	482	442
Morgan Stanley 3.875% 2026	1,580	1,543
Morocco (Kingdom of) 5.50% 2042	3,100	3,181
Navient Corp. 5.50% 2023	1,670	1,468
Navient Corp. 6.125% 2024	175	151
NGL Energy Partners LP 6.125% 2025	860	744
Niagara Mohawk Power Corp. 3.508% 2024[6]	180	181
Nigeria (Republic of) 6.50% 2027[6]	465	413
Noble Corp. PLC 7.95% 2025[2]	250	189
Noble Corp. PLC 8.95% 2045[2]	400	306
Nova Chemicals Corp. 5.25% 2027[6]	500	444
Novelis Corp. 5.875% 2026[6]	175	155
Odebrecht Drilling Norbe 7.72% 2026 (87.05% PIK)[3,6,10]	12	3
Oracle Corp. 2.65% 2026	2,327	2,160
Oracle Corp. 3.25% 2027	1,880	1,816
Owens & Minor, Inc. 3.875% 2021	400	300
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 7.308% 2025[3,5,7]	234	182
Pacific Gas and Electric Co. 3.25% 2023	580	516
Pacific Gas and Electric Co. 3.85% 2023	300	270
Pacific Gas and Electric Co. 2.95% 2026	590	488
Pacific Gas and Electric Co. 3.30% 2027	2,409	1,996
Pacific Gas and Electric Co. 3.30% 2027	750	616
American Funds Insurance Series — Global Bond Fund — Page 134 of 179

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Pacific Gas and Electric Co. 4.65% 2028[6]	$542	$480
Pacific Gas and Electric Co. 6.35% 2038	1,566	1,488
Pacific Gas and Electric Co. 3.75% 2042	630	471
Pacific Gas and Electric Co. 3.95% 2047	1,250	957
Pakistan (Islamic Republic of) 6.75% 2019	1,900	1,889
Pakistan (Islamic Republic of) 5.50% 2021[6]	3,535	3,422
Pakistan (Islamic Republic of) 8.25% 2024	2,240	2,265
Panama (Republic of) 4.50% 2050[3]	1,230	1,181
Paraguay (Republic of) 4.625% 2023	947	953
Paraguay (Republic of) 5.00% 2026	235	238
Paraguay (Republic of) 4.70% 2027[6]	350	347
Paraguay (Republic of) 5.60% 2048[6]	2,340	2,311
Peabody Energy Corp. 6.00% 2022[6]	150	146
Peabody Energy Corp. 6.375% 2025[6]	50	47
Pernod Ricard SA 4.45% 2022[6]	730	745
Peru (Republic of) 5.625% 2050	280	329
Petrobras Global Finance Co. 6.125% 2022	657	676
Petrobras Global Finance Co. 5.299% 2025	1,650	1,580
Petróleos Mexicanos 6.50% 2027	2,675	2,521
Petróleos Mexicanos 6.35% 2048	927	743
Petsmart, Inc., Term Loan B-2, (3-month USD-LIBOR + 3.00%) 5.38% 2022[3,5,7]	721	572
Petsmart, Inc. 5.875% 2025[6]	1,545	1,124
Petsmart, Inc. 8.875% 2025[6]	365	214
Philip Morris International Inc. 2.00% 2020	950	938
Philip Morris International Inc. 2.625% 2022	280	271
Philip Morris International Inc. 4.25% 2044	475	435
Pisces Parent LLC 8.00% 2026[6]	250	230
Platform Specialty Products Corp. 5.875% 2025[6]	200	188
PNC Bank 2.40% 2019	1,225	1,218
PNC Bank 2.30% 2020	865	853
PNC Bank 2.60% 2020	275	273
Poland (Republic of) 4.00% 2024	980	1,005
Poland (Republic of) 3.25% 2026	4,590	4,503
Progress Energy, Inc. 7.05% 2019	910	917
Progress Energy, Inc. 7.75% 2031	550	734
Prologis, Inc. 4.25% 2023	2,075	2,144
PT Indonesia Asahan Aluminium Tbk 5.23% 2021[6]	1,020	1,035
PT Indonesia Asahan Aluminium Tbk 5.71% 2023[6]	385	392
Puget Energy, Inc. 6.50% 2020	335	354
Puget Energy, Inc. 6.00% 2021	1,023	1,083
Puget Energy, Inc. 5.625% 2022	480	509
Qatar (State of) 3.875% 2023[6]	475	481
Qatar (State of) 4.50% 2028[6]	3,205	3,353
Qatar (State of) 5.103% 2048[6]	530	558
QGOG Constellation SA 9.50% 2024 (5.26% PIK)[3,6,10,11]	2,164	898
Quebec (Province of) 2.375% 2022	1,748	1,729
R.R. Donnelley & Sons Co. 7.875% 2021	93	93
R.R. Donnelley & Sons Co. 6.50% 2023	225	223
Rabobank Nederland 4.625% 2023	2,180	2,213
Rayonier Advanced Materials Inc. 5.50% 2024[6]	225	199
Realogy Corp. 5.25% 2021[6]	225	214
Realogy Corp. 4.875% 2023[6]	80	70
Reynolds American Inc. 3.25% 2020	640	636
Reynolds American Inc. 4.00% 2022	455	450
Reynolds American Inc. 4.45% 2025	2,115	2,043
American Funds Insurance Series — Global Bond Fund — Page 135 of 179

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Roche Holdings, Inc. 2.875% 2021[6]	$1,250	$1,243
Roche Holdings, Inc. 3.35% 2024[6]	3,050	3,062
Romania 5.125% 2048[6]	6,200	5,991
Rotech Healthcare Inc., Term Loan B, (3-month USD-LIBOR + 3.75%) 6.087% 2023[3,5,7,12,13]	491	487
Ryerson Inc. 11.00% 2022[6]	685	692
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	500	462
Santander Holdings USA, Inc. 4.45% 2021	3,750	3,817
Santander Holdings USA, Inc. 3.70% 2022	4,475	4,398
Saudi Arabia (Kingdom of) 2.894% 2022[6]	1,900	1,854
Saudi Arabia (Kingdom of) 3.628% 2027[6]	1,900	1,836
Saudi Arabia (Kingdom of) 3.625% 2028[6]	3,840	3,641
Saudi Arabia (Kingdom of) 4.50% 2030[6]	3,115	3,104
Saudi Arabia (Kingdom of) 5.00% 2049	1,620	1,565
Scentre Group 3.50% 2025[6]	600	582
Scentre Group 3.75% 2027[6]	300	290
Schlumberger BV 4.00% 2025[6]	935	925
Shell International Finance BV 1.375% 2019	2,000	1,978
Shell International Finance BV 1.75% 2021	1,740	1,682
Shell International Finance BV 3.50% 2023	3,808	3,853
Shire PLC 1.90% 2019	2,000	1,972
Shire PLC 2.40% 2021	3,930	3,803
Shire PLC 2.875% 2023	818	774
Shire PLC 3.20% 2026	405	367
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	2,004	2,004
Sirius XM Radio Inc. 3.875% 2022[6]	425	409
Skandinaviska Enskilda Banken AB 2.625% 2021	2,250	2,222
Skandinaviska Enskilda Banken AB 2.80% 2022	2,100	2,058
South Africa (Republic of) 5.50% 2020	1,900	1,929
Sri Lanka (Democratic Socialist Republic of) 6.25% 2020	1,900	1,853
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	1,600	1,512
Staples Inc. 8.50% 2025[6]	260	236
Starwood Property Trust, Inc. 5.00% 2021	350	345
State Grid Overseas Investment Ltd. 3.50% 2027[6]	5,600	5,403
Statoil ASA 3.70% 2024	1,950	1,988
Statoil ASA 4.25% 2041	1,000	995
Sunoco LP 4.875% 2023	130	127
Sweden (Kingdom of) 1.125% 2019[6]	3,000	2,966
Takeda Pharmaceutical Co., Ltd. 3.80% 2020[6]	1,625	1,635
Takeda Pharmaceutical Co., Ltd. 4.40% 2023[6]	2,075	2,100
Talen Energy Corp. 9.50% 2022[6]	360	364
Talen Energy Corp. 10.50% 2026[6]	85	73
Targa Resources Partners LP 6.75% 2024	190	194
Team Health Holdings, Inc. 6.375% 2025[6]	620	509
Teco Finance, Inc. 5.15% 2020	75	77
Teekay Corp. 8.50% 2020	1,325	1,270
Teekay Offshore Partners LP 8.50% 2023[6]	400	392
Tenet Healthcare Corp. 4.75% 2020	175	175
Tenet Healthcare Corp. 6.00% 2020	430	437
Tenet Healthcare Corp. 4.375% 2021	250	243
Tenet Healthcare Corp. 4.50% 2021	825	806
Tenet Healthcare Corp. 4.625% 2024	421	393
Teva Pharmaceutical Finance Co. BV 2.20% 2021	270	248
Teva Pharmaceutical Finance Co. BV 2.80% 2023	1,280	1,103
Teva Pharmaceutical Finance Co. BV 6.00% 2024	230	222
Teva Pharmaceutical Finance Co. BV 3.15% 2026	2,420	1,851
American Funds Insurance Series — Global Bond Fund — Page 136 of 179

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Transocean Inc. 9.00% 2023[6]	$219	$219
Trilogy International Partners, LLC 8.875% 2022[6]	800	776
Tronox Ltd. 6.50% 2026[6]	125	104
Turkey (Republic of) 7.00% 2020	1,800	1,841
Turkey (Republic of) 6.25% 2022	1,880	1,897
Turkey (Republic of) 7.25% 2023	1,085	1,117
U.S. Treasury 2.50% 2020	7,900	7,895
U.S. Treasury 2.125% 2022	8,555	8,439
U.S. Treasury 2.375% 2023	3,175	3,161
U.S. Treasury 2.625% 2023	6,900	6,937
U.S. Treasury 2.75% 2023	4,800	4,852
U.S. Treasury 1.875% 2024[4]	9,400	9,076
U.S. Treasury 2.75% 2025	10,140	10,244
U.S. Treasury 2.875% 2025	5,400	5,497
U.S. Treasury 2.00% 2026[4]	33,560	32,039
U.S. Treasury 2.25% 2027	27,700	26,783
U.S. Treasury 2.75% 2028[4]	62,500	62,881
U.S. Treasury 2.875% 2028	43,500	44,217
U.S. Treasury 2.875% 2028	19,850	20,171
U.S. Treasury 2.75% 2047[4]	17,800	16,872
U.S. Treasury 3.00% 2048[4]	23,800	23,724
U.S. Treasury 3.00% 2048	10,600	10,559
U.S. Treasury Inflation-Protected Security 0.625% 2023[1]	6,962	6,854
U.S. Treasury Inflation-Protected Security 0.125% 2024[1]	7,242	6,949
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]	27,337	26,927
U.S. Treasury Inflation-Protected Security 0.25% 2025[1]	11,851	11,349
U.S. Treasury Inflation-Protected Security 0.375% 2025[1]	5,865	5,657
U.S. Treasury Inflation-Protected Security 2.375% 2025[1,4]	1,543	1,668
U.S. Treasury Inflation-Protected Security 0.625% 2026[1]	10,323	10,059
U.S. Treasury Inflation-Protected Security 0.375% 2027[1]	3,821	3,630
U.S. Treasury Inflation-Protected Security 0.50% 2028[1]	1,845	1,762
U.S. Treasury Inflation-Protected Security 0.75% 2042[1]	699	636
U.S. Treasury Inflation-Protected Security 0.625% 2043[1,4]	1,320	1,159
U.S. Treasury Inflation-Protected Security 1.375% 2044[1,4]	5,751	5,954
U.S. Treasury Inflation-Protected Security 1.00% 2046[1]	4,770	4,530
Uber Technologies, Inc. 8.00% 2026[6]	375	363
Ultra Petroleum Corp. 11.00% 2024[10]	618	479
UniCredit SpA 3.75% 2022[6]	1,750	1,686
UniCredit SpA 4.625% 2027[6]	2,150	1,972
Union Pacific Corp. 4.50% 2048	260	258
Unisys Corp. 10.75% 2022[6]	225	247
United Mexican States 4.15% 2027	1,910	1,850
United Technologies Corp. 4.125% 2028	1,900	1,890
UnitedHealth Group Inc. 2.70% 2020	520	518
Valeant Pharmaceuticals International, Inc. 6.125% 2025[6]	1,350	1,181
Valeant Pharmaceuticals International, Inc. 9.00% 2025[6]	110	110
Valeant Pharmaceuticals International, Inc. 9.25% 2026[6]	670	672
Venator Materials Corp. 5.75% 2025[6]	245	197
Veritas Holdings Ltd. 7.50% 2023[6]	200	164
Verizon Communications Inc. 4.125% 2046	1,814	1,609
Vine Oil & Gas LP 8.75% 2023[6]	175	139
Virgin Australia Holdings Ltd. 8.50% 2019[6]	100	101
Volkswagen Group of America Finance, LLC 2.45% 2019[6]	545	540
Volkswagen Group of America Finance, LLC 3.875% 2020[6]	1,900	1,910
Volkswagen Group of America Finance, LLC 4.00% 2021[6]	1,900	1,905
American Funds Insurance Series — Global Bond Fund — Page 137 of 179

Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Volkswagen Group of America Finance, LLC 4.25% 2023[6]	$4,400	$4,368
Volkswagen Group of America Finance, LLC 4.625% 2025[6]	1,280	1,268
Warrior Met Coal, Inc. 8.00% 2024[6]	250	249
WEA Finance LLC 2.70% 2019[6]	1,185	1,180
WEA Finance LLC 3.25% 2020[6]	530	529
WEA Finance LLC 3.75% 2024[6]	535	532
Weatherford International PLC 4.50% 2022	160	94
Weatherford International PLC 8.25% 2023	500	304
Weatherford International PLC 9.875% 2024	525	325
Weatherford International PLC 9.875% 2025[6]	325	199
Weatherford International PLC 6.50% 2036	650	341
Wells Fargo & Co. 3.584% 2028 (3-month USD-LIBOR + 1.31% on 5/15/2027)[2]	900	865
Westfield Corp. Ltd. 3.15% 2022[6]	245	241
Williams Partners LP 4.125% 2020	375	378
Williams Partners LP 4.30% 2024	820	818
Wind Tre SpA 5.00% 2026[6]	400	332
WM. Wrigley Jr. Co. 3.375% 2020[6]	515	516
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[6]	768	725
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[6]	175	164
Ziggo Bond Finance BV 5.50% 2027[6]	850	763
Zimmer Holdings, Inc. 3.15% 2022	790	773
		914,714
Total bonds, notes & other debt instruments (cost: $1,967,091,000)		1,924,795
Convertible bonds 0.00% U.S. dollars 0.00%
Gogo Inc., convertible notes, 6.00% 2022[6]	110	100
Total convertible bonds (cost: $110,000)		100
Convertible stocks 0.05% U.S. dollars 0.05%	Shares
Associated Materials, LLC, 14.00% convertible preferred 2020[12,13]	850	1,033
Total convertible stocks (cost: $816,000)		1,033
Common stocks 0.05% Swiss francs 0.01%
CEVA Logistics AG12,14	9,337	283
U.S. dollars 0.04%
Tribune Resources, Inc.[12,14]	158,988	477
Advanz Pharma Corp.[6,8,12,14]	9,130	153
Advanz Pharma Corp.[14]	6,028	113
Corporate Risk Holdings I, Inc.[12,13,14]	25,840	9
Corporate Risk Holdings Corp.[8,12,13,14]	131	—[15]
NCI Building Systems, Inc.[6,8,12,14]	9	—[15]
		752
Total common stocks (cost: $3,196,000)		1,035
American Funds Insurance Series — Global Bond Fund — Page 138 of 179

Rights & warrants 0.00% U.S. dollars 0.00%	Shares	Value (000)
Tribune Resources, Inc., Class A, warrants, expire 2023[12,13,14]	53,128	$19
Tribune Resources, Inc., Class B, warrants, expire 2023[12,13,14]	41,322	11
Tribune Resources, Inc., Class C, warrants, expire 2023[12,13,14]	39,060	8
Ultra Petroleum Corp., warrants, expire 2025[12,13,14]	12,320	3
Associated Materials, LLC, warrants, expire 2023[12,13,14]	12,075	—[15]
Total rights & warrants (cost: $11,000)		41
Short-term securities 9.42%	Principal amount (000)
Argentinian Treasury Bills (6.40%)–2.81% due 2/28/2019–4/30/2020	ARS206,330	6,195
Bank of New York Mellon Corp. 2.30% due 1/2/2019	$17,600	17,598
Canada Bill 2.32% due 1/3/2019	20,000	19,996
Egyptian Treasury Bills 16.62%–17.52% due 1/15/2019–6/18/2019	EGP230,100	12,177
Federal Home Loan Bank 2.29% due 1/10/2019	$10,000	9,995
Japanese Treasury Discount Bill (0.14)% due 5/20/2019	¥11,900,000	108,639
Nigerian Treasury Bills 11.30%–13.04% due 2/7/2019–9/19/2019	NGN2,701,000	7,010
Québec (Province of) 2.52% due 1/22/2019[6]	$15,000	14,978
Total short-term securities (cost: $195,904,000)		196,588
Total investment securities 101.70% (cost: $2,167,128,000)		2,123,592
Other assets less liabilities (1.70)%		(35,575)
Net assets 100.00%		$2,088,017
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[16] (000)	Value at 12/31/2018[17] (000)	Unrealized (depreciation) appreciation at 12/31/2018 (000)
90 Day Euro Dollar Futures	Short	224	September 2019	$(56,000)	$(54,510)	$(171)
5 Year U.S. Treasury Note Futures	Long	2,309	April 2019	230,900	264,813	3,348
10 Year Euro-Bund Futures	Long	149	March 2019	€14,900	27,919	193
10 Year Ultra U.S. Treasury Note Futures	Long	232	March 2019	$23,200	30,178	972
10 Year U.S. Treasury Note Futures	Long	175	March 2019	17,500	21,353	493
30 Year Euro-Buxl Futures	Long	54	March 2019	€5,400	11,175	225
30 Year Ultra U.S. Treasury Bond Futures	Short	94	March 2019	$(9,400)	(15,102)	(789)
						$4,271
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 12/31/2018 (000)
Purchases (000)	Sales (000)
USD1,415	EUR1,235	Morgan Stanley	1/4/2019	$(1)
GBP5,400	USD6,935	Citibank	1/4/2019	(51)
USD5,236	MYR22,000	JPMorgan Chase	1/4/2019	(87)
EUR23,161	DKK172,900	Morgan Stanley	1/7/2019	3
USD8,200	CNH57,000	Citibank	1/7/2019	(100)
USD8,990	ILS33,250	Bank of America, N.A.	1/8/2019	92
American Funds Insurance Series — Global Bond Fund — Page 139 of 179

Forward currency contracts  (continued)

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 12/31/2018 (000)
Purchases (000)	Sales (000)
EUR6,815	USD7,765	Citibank	1/8/2019	$48
USD11,166	EUR9,800	Citibank	1/8/2019	(69)
USD7,414	THB244,600	HSBC Bank	1/8/2019	(98)
JPY1,402,472	USD12,401	Citibank	1/9/2019	405
JPY898,800	USD7,932	HSBC Bank	1/9/2019	274
JPY616,594	EUR4,800	HSBC Bank	1/9/2019	126
EUR10,070	USD11,427	Goldman Sachs	1/9/2019	120
GBP2,900	USD3,707	Goldman Sachs	1/9/2019	(9)
NOK32,228	DKK24,600	Citibank	1/9/2019	(49)
USD3,560	JPY400,000	Morgan Stanley	1/9/2019	(92)
USD3,479	JPY392,473	JPMorgan Chase	1/9/2019	(105)
USD3,933	JPY445,000	Bank of New York Mellon	1/9/2019	(131)
USD8,751	JPY988,000	Bank of New York Mellon	1/9/2019	(270)
USD8,438	BRL32,900	Citibank	1/10/2019	(44)
USD7,107	INR504,900	Citibank	1/10/2019	(116)
JPY652,169	USD5,766	JPMorgan Chase	1/11/2019	190
JPY652,169	USD5,766	Goldman Sachs	1/11/2019	190
USD5,171	CAD6,810	Bank of America, N.A.	1/11/2019	181
JPY429,000	USD3,818	HSBC Bank	1/11/2019	100
EUR4,100	USD4,676	Bank of America, N.A.	1/11/2019	26
USD2,787	ILS10,350	Goldman Sachs	1/11/2019	17
EUR3,810	USD4,362	Citibank	1/11/2019	7
USD1,439	CNH10,000	Bank of America, N.A.	1/11/2019	(17)
USD5,584	PLN21,020	JPMorgan Chase	1/11/2019	(34)
USD9,031	EUR7,910	HSBC Bank	1/11/2019	(40)
NOK34,715	USD4,070	HSBC Bank	1/11/2019	(53)
USD2,787	JPY314,337	JPMorgan Chase	1/11/2019	(84)
USD6,138	JPY693,000	Morgan Stanley	1/11/2019	(191)
USD6,420	JPY726,000	Goldman Sachs	1/11/2019	(210)
USD11,983	INR852,700	HSBC Bank	1/11/2019	(215)
USD7,733	COP24,598,000	Goldman Sachs	1/14/2019	164
EUR14,620	USD16,744	Citibank	1/14/2019	27
DKK49,300	USD7,562	Morgan Stanley	1/14/2019	13
COP24,598,000	USD7,574	Citibank	1/14/2019	(5)
GBP3,000	USD3,842	Bank of America, N.A.	1/14/2019	(15)
USD5,446	EUR4,765	JPMorgan Chase	1/14/2019	(20)
USD7,641	INR536,000	Citibank	1/14/2019	(24)
USD3,515	MYR14,700	JPMorgan Chase	1/14/2019	(42)
USD7,492	DKK49,300	HSBC Bank	1/14/2019	(83)
JPY925,000	AUD11,424	Morgan Stanley	1/15/2019	401
USD7,602	CLP5,210,800	Goldman Sachs	1/15/2019	91
USD2,613	INR185,000	Goldman Sachs	1/15/2019	(32)
USD2,612	INR185,000	Citibank	1/15/2019	(34)
CLP5,210,800	USD7,816	HSBC Bank	1/15/2019	(305)
JPY2,838,652	USD25,158	Goldman Sachs	1/17/2019	778
JPY2,613,753	USD23,167	JPMorgan Chase	1/17/2019	715
EUR29,522	USD33,592	Goldman Sachs	1/17/2019	283
KRW10,400,000	USD9,265	JPMorgan Chase	1/17/2019	61
USD365	JPY41,240	Morgan Stanley	1/17/2019	(11)
USD2,369	THB77,700	Bank of America, N.A.	1/17/2019	(18)
USD9,204	KRW10,400,000	Morgan Stanley	1/17/2019	(122)
American Funds Insurance Series — Global Bond Fund — Page 140 of 179

Forward currency contracts  (continued)

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 12/31/2018 (000)
Purchases (000)	Sales (000)
USD23,182	JPY2,613,753	JPMorgan Chase	1/17/2019	$(699)
USD22,776	AUD31,600	JPMorgan Chase	1/18/2019	510
JPY1,061,774	EUR8,280	Goldman Sachs	1/18/2019	200
USD3,805	AUD5,300	JPMorgan Chase	1/18/2019	71
KRW8,289,700	USD7,397	HSBC Bank	1/18/2019	37
GBP2,890	USD3,693	Citibank	1/18/2019	(6)
USD7,381	KRW8,289,700	Goldman Sachs	1/18/2019	(53)
AUD31,600	USD23,270	Citibank	1/18/2019	(1,004)
USD7,968	ZAR114,700	Citibank	1/22/2019	18
USD2,044	BRL8,000	JPMorgan Chase	1/22/2019	(18)
USD4,171	INR299,650	Citibank	1/22/2019	(110)
TRY13,100	USD1,928	Citibank	1/24/2019	512
GBP19,649	USD24,901	Citibank	1/24/2019	175
GBP6,123	USD7,757	HSBC Bank	1/24/2019	57
GBP4,430	EUR4,917	Bank of America, N.A.	1/24/2019	8
EUR13,105	PLN56,400	HSBC Bank	1/24/2019	(30)
NOK37,200	USD4,352	Bank of New York Mellon	1/24/2019	(45)
USD2,192	TRY13,100	Morgan Stanley	1/24/2019	(248)
USD9,370	AUD13,010	UBS AG	1/25/2019	202
USD2,300	INR163,000	JPMorgan Chase	1/25/2019	(28)
EUR12,479	USD14,143	HSBC Bank	1/28/2019	190
EUR6,600	USD7,570	HSBC Bank	1/28/2019	11
GBP2,580	USD3,267	HSBC Bank	1/29/2019	27
USD6,286	CNH44,000	JPMorgan Chase	1/31/2019	(119)
JPY964,000	USD8,549	JPMorgan Chase	2/13/2019	277
USD5,553	CNH38,600	JPMorgan Chase	2/28/2019	(66)
USD5,778	BRL19,300	Citibank	3/11/2019	824
BRL19,300	USD5,077	JPMorgan Chase	3/11/2019	(123)
USD16,793	BRL56,500	JPMorgan Chase	3/15/2019	2,296
BRL28,900	USD7,207	Citibank	3/15/2019	208
USD1,143	EUR900	JPMorgan Chase	3/15/2019	105
BRL27,600	USD7,227	JPMorgan Chase	3/15/2019	(145)
USD3,620	BRL14,200	JPMorgan Chase	3/18/2019	(23)
USD947	EUR745	Goldman Sachs	4/12/2019	85
USD4,015	BRL15,125	Morgan Stanley	4/30/2019	148
JPY4,675,000	USD41,886	JPMorgan Chase	5/20/2019	1,270
USD110,652	JPY11,900,000	Citibank	5/20/2019	801
JPY445,496	USD3,988	Citibank	5/20/2019	124
USD2,780	BRL11,000	Morgan Stanley	12/16/2019	20
USD10,781	BRL43,200	Citibank	12/18/2019	(58)
USD2,365	BRL9,500	HSBC Bank	12/20/2019	(18)
				$6,918
American Funds Insurance Series — Global Bond Fund — Page 141 of 179

Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2018 (000)
U.S. EFFR	2.521%	5/1/2019	$2,284,000	$(284)	$—	$(284)
(0.025)%	EONIA	12/3/2021	€48,000	152	—	152
(0.0385)%	EONIA	12/4/2021	64,600	183	—	183
					$—	$51
[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Step bond; coupon rate may change at a later date.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $4,216,000, which represented .20% of the net assets of the fund.
[5]	Coupon rate may change periodically.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $188,658,000, which represented 9.04% of the net assets of the fund.
[7]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $3,706,000, which represented .18% of the net assets of the fund.
[8]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[9]	Purchased on a TBA basis.
[10]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[11]	Scheduled interest and/or principal payment was not received.
[12]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,483,000, which represented .12% of the net assets of the fund. This amount includes $283,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[13]	Value determined using significant unobservable inputs.
[14]	Security did not produce income during the last 12 months.
[15]	Amount less than one thousand.
[16]	Notional amount is calculated based on the number of contracts and notional contract size.
[17]	Value is calculated based on the notional amount and current market price.
Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP 6.50% 2021	3/6/2017	$2,595	$2,615.12%
Advanz Pharma Corp.	8/31/2018	116	153.01
Corporate Risk Holdings Corp.	8/31/2015	—	—	.00
NCI Building Systems, Inc.	11/16/2018	—	—	.00
Total private placement securities		$2,711	$2,768.13%
American Funds Insurance Series — Global Bond Fund — Page 142 of 179

Key to abbreviations and symbols
ARS = Argentine pesos	INR = Indian rupees
AUD/A$ = Australian dollars	JPY/¥ = Japanese yen
BRL = Brazilian reais	KRW = South Korean won
CAD/C$ = Canadian dollars	LIBOR = London Interbank Offered Rate
CLP = Chilean pesos	MXN = Mexican pesos
CNH/CNY = Chinese yuan renminbi	MYR = Malaysian ringgits
COP = Colombian pesos	NGN = Nigerian naira
CZK = Czech korunas	NOK/NKr = Norwegian kroner
DKK/DKr = Danish kroner	PEN = Peruvian nuevos soles
EFFR = Effective Federal Funds Rate	PLN = Polish zloty
EGP = Egyptian pounds	RON = Romanian leu
EONIA = Euro Overnight Index Average	TBA = To-be-announced
EUR/€ = Euros	THB = Thai baht
EURIBOR = Euro Interbank Offered Rate	TRY = Turkish lira
GBP/£ = British pounds	USD/$ = U.S. dollars
IDR = Indonesian rupiah	UYU = Uruguayan pesos
ILS = Israeli shekels	ZAR = South African rand
American Funds Insurance Series — Global Bond Fund — Page 143 of 179

High-Income Bond Fund
Investment portfolio
December 31, 2018
Bonds, notes & other debt instruments 94.82% Corporate bonds & notes 94.56% Communication services 15.62%	Principal amount (000)	Value (000)
Altice Finco SA 8.125% 2024[1]	$505	$472
Altice France SA 8.125% 2027[1]	1,575	1,488
Altice NV 6.625% 2023[1]	835	804
Altice NV 7.50% 2026[1]	1,250	1,144
Altice SA 7.625% 2025[1]	1,075	808
Cablevision Systems Corp. 5.125% 2021[1]	725	712
Cablevision Systems Corp. 6.75% 2021	5,025	5,163
CBS Outdoor Americas Inc. 5.25% 2022	400	400
CCO Holdings LLC and CCO Holdings Capital Corp. 4.00% 2023[1]	3,525	3,296
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2023[1]	2,025	1,974
CCO Holdings LLC and CCO Holdings Capital Corp. 5.875% 2024[1]	350	349
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2025[1]	225	216
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 2026[1]	825	795
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	6,450	6,337
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[1]	300	280
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[1]	3,150	2,906
CenturyLink, Inc. 6.75% 2023	7,100	6,860
CenturyLink, Inc., Series T, 5.80% 2022	800	774
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	18,500	18,107
CSC Holdings, LLC 5.125% 2021[1]	500	491
CSC Holdings, LLC 5.50% 2026[1]	1,300	1,229
Cumulus Media New Holdings Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 7.03% 2022[2,3,4]	1,943	1,844
DISH DBS Corp. 5.125% 2020	1,000	990
DISH DBS Corp. 6.75% 2021	1,100	1,091
Frontier Communications Corp. 7.125% 2019	450	439
Frontier Communications Corp. 9.25% 2021	1,300	937
Frontier Communications Corp. 10.50% 2022	9,440	6,608
Frontier Communications Corp. 11.00% 2025	16,975	10,651
Frontier Communications Corp. 8.50% 2026[1]	4,000	3,510
Gogo Inc. 12.50% 2022[1]	13,925	14,943
Gray Television, Inc. 7.00% 2027[1]	2,100	2,053
iHeartCommunications, Inc. 9.00% 2019[5]	1,025	692
iHeartCommunications, Inc., Term Loan D, (3-month USD-LIBOR + 6.75%) 9.272% 2019[2,3,4,5]	1,725	1,154
Inmarsat PLC 4.875% 2022[1]	4,415	4,178
Inmarsat PLC 6.50% 2024[1]	500	469
Intelsat Jackson Holding Co. 5.50% 2023	4,925	4,309
Intelsat Jackson Holding Co. 6.625% 2024[2,3]	2,050	2,034
Intelsat Jackson Holding Co. 8.00% 2024[1]	250	258
Intelsat Jackson Holding Co. 8.50% 2024[1]	6,625	6,459
Liberty Global PLC 5.50% 2028[1]	1,875	1,702
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 11.07% 2020 (100% PIK)[2,3,4,6]	6,123	4,195
Live Nation Entertainment, Inc. 4.875% 2024[1]	450	429
Live Nation Entertainment, Inc. 5.625% 2026[1]	425	417
Match Group, Inc. 6.375% 2024	1,050	1,072
MDC Partners Inc. 6.50% 2024[1]	5,030	4,602
American Funds Insurance Series — High-Income Bond Fund — Page 144 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
Meredith Corp. 6.875% 2026[1]	$9,015	$8,835
Neptune Finco Corp. (Altice NV) 6.625% 2025[1]	1,250	1,269
Numericable Group SA 7.375% 2026[1]	2,775	2,553
Sirius XM Radio Inc. 3.875% 2022[1]	2,650	2,550
Sirius XM Radio Inc. 4.625% 2023[1]	900	866
Sprint Corp. 7.25% 2021	1,240	1,272
Sprint Corp. 11.50% 2021	7,130	8,110
Sprint Corp. 7.875% 2023	1,855	1,908
Sprint Corp. 6.875% 2028	2,700	2,558
Sprint Corp. 8.75% 2032	1,025	1,084
T-Mobile US, Inc. 6.375% 2025	2,150	2,182
T-Mobile US, Inc. 6.50% 2026	900	920
Trilogy International Partners, LLC 8.875% 2022[1]	3,950	3,831
Univision Communications Inc. 5.125% 2023[1]	1,000	900
Univision Communications Inc. 5.125% 2025[1]	3,725	3,278
Warner Music Group 5.625% 2022[1]	1,887	1,889
Warner Music Group 5.00% 2023[1]	1,200	1,172
Warner Music Group 4.875% 2024[1]	1,000	953
Warner Music Group 5.50% 2026[1]	1,000	958
Wind Tre SpA 5.00% 2026[1]	4,700	3,895
Zayo Group Holdings, Inc. 6.00% 2023	900	856
Zayo Group Holdings, Inc. 6.375% 2025	900	840
Zayo Group Holdings, Inc. 5.75% 2027[1]	200	179
Ziggo Bond Finance BV 5.875% 2025[1]	950	862
Ziggo Bond Finance BV 5.50% 2027[1]	5,250	4,712
		188,073
Energy 14.89%
American Energy (Permian Basin) 7.125% 2020[1]	7,445	1,712
American Energy (Permian Basin) 7.375% 2021[1]	6,770	1,523
Antero Resources Corp. 5.375% 2024	1,140	1,069
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.887% 2023[2,3,4]	1,329	1,334
Ascent Resources-Utica LLC 10.00% 2022[1]	185	190
Ascent Resources-Utica LLC 7.00% 2026[1]	3,050	2,775
Berry Petroleum Corporation 7.00% 2026[1]	1,050	950
Blackstone CQP Holdco LP 6.00% 2021[1,7]	1,600	1,610
Blackstone CQP Holdco LP 6.50% 2021[1,7]	17,430	17,561
Blue Racer Midstream LLC and Blue Racer Finance Corp. 6.125% 2022[1]	1,300	1,261
Bruin E&P Partners, LLC 8.875% 2023[1]	900	804
California Resources Corp., Term Loan B, (3-month USD-LIBOR + 4.75%) 7.256% 2022[2,3,4]	950	917
Cheniere Energy Partners, LP 5.25% 2025	950	889
Cheniere Energy, Inc. 7.00% 2024	1,575	1,666
Cheniere Energy, Inc. 5.875% 2025	1,600	1,596
Chesapeake Energy Corp. 4.875% 2022	4,500	3,949
Chesapeake Energy Corp. 8.00% 2025	3,725	3,306
Chesapeake Energy Corp. 8.00% 2027	1,795	1,517
Comstock Resources, Inc. 9.75% 2026[1]	4,425	3,761
CONSOL Energy Inc. 5.875% 2022	9,824	9,456
Convey Park Energy LLC 7.50% 2025[1]	1,150	995
DCP Midstream Operating LP 4.95% 2022	1,880	1,866
Denbury Resources Inc. 9.00% 2021[1]	1,381	1,298
Denbury Resources Inc. 7.50% 2024[1]	1,040	842
Diamond Offshore Drilling, Inc. 7.875% 2025	2,325	1,941
Diamond Offshore Drilling, Inc. 4.875% 2043	3,260	1,842
American Funds Insurance Series — High-Income Bond Fund — Page 145 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Energy Transfer Partners, LP 4.25% 2023	$750	$724
Energy Transfer Partners, LP 5.875% 2024	1,450	1,484
Energy Transfer Partners, LP 5.50% 2027	750	733
Energy Transfer Partners, LP 6.25% (undated) (3-month USD-LIBOR + 4.028% on 2/15/2023)[8]	1,000	839
Ensco PLC 7.75% 2026	2,975	2,216
Ensco PLC 5.75% 2044	3,170	1,787
Extraction Oil & Gas, Inc. 7.375% 2024[1]	100	83
Extraction Oil & Gas, Inc. 5.625% 2026[1]	2,090	1,536
Genesis Energy, LP 6.75% 2022	3,075	3,013
Genesis Energy, LP 6.50% 2025	2,490	2,204
Indigo Natural Resources LLC 6.875% 2026[1]	885	766
Jonah Energy LLC 7.25% 2025[1]	4,400	2,860
Kcad Holdings I Ltd. 7.25% 2021[1]	1,220	994
Kcad Holdings I Ltd. 9.625% 2023[1]	320	259
Laredo Petroleum, Inc. 5.625% 2022	650	587
Matador Resources Co. 5.875% 2026	1,550	1,430
McDermott International, Inc. 10.625% 2024[1]	3,250	2,754
McDermott International, Term Loan B, (3-month USD-LIBOR + 5.00%) 7.522% 2025[2,3,4]	499	467
Murphy Oil Corp. 6.875% 2024	1,000	997
Murphy Oil Corp. 5.75% 2025	1,690	1,583
Nabors Industries Inc. 5.75% 2025	1,300	988
NGL Energy Partners LP 7.50% 2023	250	241
NGL Energy Partners LP 6.125% 2025	3,665	3,170
Noble Corp. PLC 7.95% 2025[8]	1,425	1,078
Noble Corp. PLC 8.95% 2045[8]	2,250	1,721
Oasis Petroleum Inc. 6.25% 2026[1]	1,360	1,146
ONEOK, Inc. 7.50% 2023	1,250	1,422
Pacific Drilling SA 8.375% 2023[1]	1,595	1,527
Parsley Energy, Inc. 6.25% 2024[1]	320	311
Parsley Energy, Inc. 5.25% 2025[1]	500	455
Parsley Energy, Inc. 5.375% 2025[1]	520	481
PDC Energy Inc. 5.75% 2026	1,600	1,428
Peabody Energy Corp. 6.00% 2022[1]	1,300	1,266
Peabody Energy Corp. 6.375% 2025[1]	100	93
QEP Resources, Inc. 5.625% 2026	1,155	963
QGOG Constellation SA 9.50% 2024 (5.26% PIK)[1,3,5,6]	6,144	2,550
Range Resources Corp. 5.00% 2023	425	376
Range Resources Corp. 4.875% 2025	2,200	1,815
Rockpoint Gas Storage Canada Ltd. 7.00% 2023[1]	1,450	1,370
Sanchez Energy Corp. 7.25% 2023[1]	825	677
Seven Generations Energy Ltd. 5.375% 2025[1]	1,175	1,056
SM Energy Co. 6.125% 2022	761	723
SM Energy Co. 5.625% 2025	1,555	1,361
SM Energy Co. 6.625% 2027	850	761
Southwestern Energy Co. 6.20% 2025[8]	750	674
Southwestern Energy Co. 7.50% 2026	3,545	3,368
Southwestern Energy Co. 7.75% 2027	475	454
Sunoco LP 4.875% 2023	3,625	3,543
Sunoco LP 5.50% 2026	825	784
Tallgrass Energy Partners, LP 5.50% 2024[1]	1,000	988
Tapstone Energy Inc. 9.75% 2022[1]	1,050	835
Targa Resources Corp. 5.875% 2026[1]	125	122
Targa Resources Partners LP 6.75% 2024	1,285	1,309
Teekay Corp. 8.50% 2020	10,418	9,988
American Funds Insurance Series — High-Income Bond Fund — Page 146 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Teekay Offshore Partners LP 8.50% 2023[1]	$3,250	$3,185
Transocean Guardian Ltd., 5.875% 2024[1,3]	2,090	2,012
Transocean Inc. 8.375% 2021[8]	2,705	2,698
Transocean Inc. 9.00% 2023[1]	2,366	2,363
Transocean Inc. 7.75% 2024[1,3]	1,000	1,000
Transocean Inc. 6.125% 2025[1,3]	3,590	3,482
Transocean Inc. 7.50% 2026[1]	350	309
Ultra Petroleum Corp. 11.00% 2024[6]	4,050	3,139
USA Compression Partners, LP 6.875% 2026[1]	400	386
Vine Oil & Gas LP 8.75% 2023[1]	2,450	1,948
Vine Oil & Gas LP 9.75% 2023[1]	1,550	1,248
W&T Offshore, Inc. 9.75% 2023[1]	1,500	1,327
Weatherford International PLC 7.75% 2021	450	340
Weatherford International PLC 4.50% 2022	1,890	1,115
Weatherford International PLC 8.25% 2023	225	137
Weatherford International PLC 9.875% 2024	2,725	1,689
Weatherford International PLC 9.875% 2025[1]	2,725	1,669
Weatherford International PLC 6.50% 2036	5,615	2,948
Weatherford International PLC 6.75% 2040	5,355	2,785
Whiting Petroleum Corp. 6.625% 2026	1,050	906
WPX Energy Inc. 6.00% 2022	516	504
WPX Energy Inc. 5.75% 2026	1,250	1,138
		179,318
Health care 14.79%
Auris Luxembourg III SARL, Term Loan, (3-month USD-LIBOR + 3.75%) 6.558% 2025[2,3,4]	860	839
Centene Corp. 4.75% 2022	4,780	4,738
Centene Corp. 6.125% 2024	1,500	1,539
Centene Corp. 4.75% 2025	2,250	2,154
Centene Corp. 5.375% 2026[1]	2,920	2,847
Charles River Laboratories International, Inc. 5.50% 2026[1]	885	874
Community Health Systems Inc. 6.25% 2023	1,225	1,118
Concordia International Corp., Term Loan, (3-month USD-LIBOR + 5.50%) 7.887% 2024[2,3,4]	707	674
Concordia International Corp. 8.00% 2024	257	243
DaVita HealthCare Partners Inc. 5.125% 2024	2,090	1,965
DaVita HealthCare Partners Inc. 5.00% 2025	1,865	1,699
Eagle Holding Co II LLC 7.625% 2022[1,6]	1,250	1,197
Endo International PLC 5.75% 2022[1]	4,275	3,580
Endo International PLC 5.375% 2023[1,8]	600	459
Endo International PLC 6.00% 2023[1]	4,135	3,174
Endo International PLC 5.875% 2024[1]	2,450	2,327
Endo International PLC 6.00% 2025[1,8]	2,005	1,449
Envision Healthcare Corp. 8.75% 2026[1]	1,330	1,154
Envision Healthcare Corp., Term Loan, (3-month USD-LIBOR + 3.75%) 6.272% 2025[2,3,4]	1,150	1,077
HCA Inc. 6.50% 2020	800	822
HCA Inc. 7.50% 2022	360	383
HCA Inc. 5.875% 2023	1,925	1,954
HCA Inc 5.375% 2026	1,175	1,146
HCA Inc. 5.875% 2026	2,055	2,050
HCA Inc. 4.50% 2027	1,825	1,729
HCA Inc. 5.625% 2028	4,325	4,184
HCA Inc. 5.50% 2047	2,200	2,090
HealthSouth Corp. 5.75% 2024	1,275	1,267
HealthSouth Corp. 5.75% 2025	1,380	1,352
American Funds Insurance Series — High-Income Bond Fund — Page 147 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Hologic, Inc. 4.375% 2025[1]	$1,275	$1,192
IMS Health Holdings, Inc. 5.00% 2026[1]	2,350	2,253
inVentiv Health, Inc. 7.50% 2024[1]	3,040	3,177
Jaguar Holding Co. 6.375% 2023[1]	2,625	2,515
Kinetic Concepts, Inc. 7.875% 2021[1]	2,800	2,838
Kinetic Concepts, Inc. 12.50% 2021[1]	7,628	8,200
Mallinckrodt PLC 4.875% 2020[1]	4,600	4,462
Molina Healthcare, Inc. 5.375% 2022	11,060	10,714
Molina Healthcare, Inc. 4.875% 2025[1]	2,919	2,675
Multiplan, Inc. 8.50% 2022[1,6]	750	687
Multiplan, Inc. 7.125% 2024[1]	1,005	940
NVA Holdings Inc. 6.875% 2026[1]	2,175	1,957
Owens & Minor, Inc. 3.875% 2021	2,450	1,838
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 7.308% 2025[2,3,4]	1,746	1,353
PAREXEL International Corp. 6.375% 2025[1]	2,305	2,051
Prestige Brands International Inc. 6.375% 2024[1]	1,565	1,518
Quintiles Transnational Corp. 4.875% 2023[1]	2,150	2,118
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.34% 2023 (100% PIK)[2,3,4,6,9,10]	7,398	6,730
Rotech Healthcare Inc., Term Loan B, (3-month USD-LIBOR + 3.75%) 6.087% 2023[2,3,4,9,10]	2,281	2,262
Team Health Holdings, Inc. 6.375% 2025[1]	2,230	1,831
Tenet Healthcare Corp. 4.75% 2020	2,310	2,313
Tenet Healthcare Corp. 6.00% 2020	4,315	4,385
Tenet Healthcare Corp. 4.375% 2021	5,755	5,597
Tenet Healthcare Corp. 4.50% 2021	905	885
Tenet Healthcare Corp. 8.125% 2022	4,050	4,075
Tenet Healthcare Corp. 6.75% 2023	2,600	2,450
Tenet Healthcare Corp. 4.625% 2024	4,042	3,774
Tenet Healthcare Corp. 5.125% 2025	450	421
Teva Pharmaceutical Finance Co. BV 2.20% 2021	875	805
Teva Pharmaceutical Finance Co. BV 2.80% 2023	2,768	2,386
Teva Pharmaceutical Finance Co. BV 6.00% 2024	4,302	4,154
Teva Pharmaceutical Finance Co. BV 3.15% 2026	2,260	1,729
Teva Pharmaceutical Finance Co. BV 6.75% 2028	1,225	1,190
Teva Pharmaceutical Industries Ltd. 4.50% 2025	€270	314
Valeant Pharmaceuticals International, Inc. 5.625% 2021[1]	$1,175	1,158
Valeant Pharmaceuticals International, Inc. 5.875% 2023[1]	10,610	9,854
Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	11,130	9,739
Valeant Pharmaceuticals International, Inc. 9.00% 2025[1]	2,290	2,287
Valeant Pharmaceuticals International, Inc. 9.25% 2026[1]	6,210	6,226
Valeant Pharmaceuticals International, Inc., Term Loan B, (3-month USD-LIBOR + 3.00%) 5.379% 2025[2,3,4]	1,612	1,548
Verscend Holding Corp., Term Loan B, (3-month USD-LIBOR + 4.50%) 7.022% 2025[2,3,4]	930	902
WellCare Health Plans, Inc. 5.375% 2026[1]	500	484
		178,071
Materials 12.38%
AK Steel Holding Corp. 7.625% 2021	2,425	2,201
AK Steel Holding Corp. 7.00% 2027	450	353
ARD Securities Finance SARL 8.75% 2023 (100% PIK)[1,6]	949	807
Ardagh Group SA 7.125% 2023[6]	450	406
Ardagh Packaging Finance 6.00% 2025[1]	4,830	4,471
Axalta Coating Systems LLC 4.875% 2024[1]	1,450	1,378
Ball Corp. 4.375% 2020	450	453
American Funds Insurance Series — High-Income Bond Fund — Page 148 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Ball Corp. 5.00% 2022	$825	$831
Berry Plastics Corp. 5.50% 2022	820	819
Blue Cube Spinco Inc. (Olin Corp.) 10.00% 2025	1,000	1,135
BWAY Parent Co. Inc. 5.50% 2024[1]	2,840	2,680
BWAY Parent Co. Inc. 7.25% 2025[1]	3,475	3,132
Carlyle Group LP 8.75% 2023[1,6]	2,400	2,310
CF Industries, Inc. 4.95% 2043	2,565	1,997
Chemours Co. 6.625% 2023	3,010	3,051
Cleveland-Cliffs Inc. 4.875% 2024[1]	5,500	5,129
Cleveland-Cliffs Inc. 5.75% 2025	13,250	11,958
Consolidated Energy Finance SA 6.875% 2025[1]	950	908
Consolidated Energy Finance SA 6.50% 2026[1]	2,395	2,305
Constellium NV 5.875% 2026[1]	1,450	1,294
CVR Partners, LP 9.25% 2023[1]	1,100	1,148
First Quantum Minerals Ltd. 7.00% 2021[1]	3,495	3,362
First Quantum Minerals Ltd. 7.25% 2022[1]	3,025	2,817
First Quantum Minerals Ltd. 7.25% 2023[1]	2,650	2,342
First Quantum Minerals Ltd. 6.50% 2024[1]	1,400	1,167
First Quantum Minerals Ltd. 7.50% 2025[1]	10,200	8,453
First Quantum Minerals Ltd. 6.875% 2026[1]	4,900	3,951
Freeport-McMoRan Inc. 3.55% 2022	5,315	5,043
Freeport-McMoRan Inc. 6.875% 2023	1,000	1,035
FXI Holdings, Inc. 7.875% 2024[1]	1,445	1,243
H.I.G. Capital, LLC 6.75% 2024[1]	4,284	3,781
Hexion Inc. 6.625% 2020	1,150	920
Hexion Inc. 10.375% 2022[1]	1,275	1,023
INEOS Group Holdings SA 5.625% 2024[1]	2,375	2,112
LSB Industries, Inc. 9.625% 2023[1]	3,625	3,697
Nova Chemicals Corp. 4.875% 2024[1]	1,675	1,518
Nova Chemicals Corp. 5.25% 2027[1]	4,050	3,599
Novelis Corp. 6.25% 2024[1]	860	811
Novelis Corp. 5.875% 2026[1]	2,795	2,481
OCI NV 6.625% 2023[1]	860	849
Olin Corp. 5.125% 2027	300	278
Olin Corp. 5.00% 2030	1,000	880
Owens-Illinois, Inc. 5.00% 2022[1]	560	557
Owens-Illinois, Inc. 5.875% 2023[1]	2,530	2,546
Owens-Illinois, Inc. 6.375% 2025[1]	705	701
Plastipak Holdings, Inc. 6.25% 2025[1]	695	619
Platform Specialty Products Corp. 6.50% 2022[1]	2,450	2,459
Platform Specialty Products Corp. 5.875% 2025[1]	6,435	6,049
Rayonier Advanced Materials Inc. 5.50% 2024[1]	1,210	1,071
Reynolds Group Inc. 5.75% 2020	315	315
Reynolds Group Inc. 7.00% 2024[1]	3,650	3,483
Ryerson Inc. 11.00% 2022[1]	7,186	7,258
Scotts Miracle-Gro Co. 5.25% 2026	750	684
Sealed Air Corp. 4.875% 2022[1]	1,000	994
Sealed Air Corp. 5.25% 2023[1]	405	408
S.P.C.M. SA 4.875% 2025[1]	1,675	1,461
Standard Industries Inc. 6.00% 2025[1]	1,750	1,685
Starfruit US Holdco LLC 8.00% 2026[1]	3,255	3,019
Starfruit US Holdco LLC, Term Loan B, (3-month USD-LIBOR + 3.25%) 5.599% 2025[2,3,4]	700	672
Summit Materials, Inc. 6.125% 2023	1,720	1,711
Summit Materials, Inc. 5.125% 2025[1]	1,390	1,268
American Funds Insurance Series — High-Income Bond Fund — Page 149 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Tronox Ltd. 5.75% 2025[1]	$1,625	$1,322
Tronox Ltd. 6.50% 2026[1]	1,650	1,376
United States Steel Corp. 6.875% 2025	650	598
Venator Materials Corp. 5.75% 2025[1]	5,525	4,448
Warrior Met Coal, Inc. 8.00% 2024[1]	3,325	3,308
Zekelman Industries Inc. 9.875% 2023[1]	820	867
		149,007
Industrials 9.44%
ACCO Brands Corp. 5.25% 2024[1]	1,190	1,068
ADT Corp. 3.50% 2022	3,355	3,116
ADT Corp. 4.125% 2023	190	174
Advanced Disposal Services, Inc. 5.625% 2024[1]	1,550	1,523
Allison Transmission Holdings, Inc. 5.00% 2024[1]	4,385	4,226
ARAMARK Corp. 5.125% 2024	2,435	2,417
Associated Materials, LLC 9.00% 2024[1]	3,800	3,686
Avis Budget Group, Inc. 5.50% 2023	4,300	4,166
Beacon Roofing Supply, Inc. 4.875% 2025[1]	3,050	2,692
Bohai Financial Investment Holding Co., Ltd. 5.25% 2022[1]	2,075	2,015
Bohai Financial Investment Holding Co., Ltd. 4.50% 2023[1]	2,350	2,203
Bohai Financial Investment Holding Co., Ltd. 5.125% 2023[1]	1,000	957
Bohai Financial Investment Holding Co., Ltd. 5.50% 2024[1]	1,625	1,572
Brand Energy 8.50% 2025[1]	4,205	3,606
Brookfield WEC Holdings Inc., Term Loan, (3-month USD-LIBOR + 3.75%) 6.272% 2025[2,3,4]	1,450	1,408
Brookfield WEC Holdings Inc., Term Loan, (3-month USD-LIBOR + 6.75%) 9.272% 2026[2,3,4]	1,580	1,559
Builders FirstSource, Inc. 5.625% 2024[1]	8,310	7,739
BWX Technologies, Inc. 5.375% 2026[1]	195	189
CD&R Waterworks Merger Sub, LLC 6.125% 2025[1]	685	611
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[3]	98	98
Covanta Holding Corp. 5.875% 2024	1,200	1,131
Covanta Holding Corp. 5.875% 2025	1,300	1,201
DAE Aviation Holdings, Inc. 10.00% 2023[1]	7,790	8,335
Deck Chassis Acquisition Inc. 10.00% 2023[1]	6,615	6,383
Euramax International, Inc. 12.00% 2020[1]	1,850	1,903
Hardwoods Acquisition Inc. 7.50% 2021[1]	1,810	1,303
HD Supply, Inc. 5.375% 2026[1]	1,825	1,777
HDTFS Inc. 5.875% 2020	2,650	2,580
Hertz Global Holdings Inc. 7.625% 2022[1]	5,669	5,357
JELD-WEN Holding, Inc. 4.875% 2027[1]	1,700	1,441
KAR Auction Services, Inc. 5.125% 2025[1]	2,035	1,847
Kratos Defense & Security Solutions, Inc. 6.50% 2025[1]	1,305	1,329
LSC Communications, Inc. 8.75% 2023[1]	4,810	4,960
Multi-Color Corp. 4.875% 2025[1]	4,085	3,503
Navistar International Corp. 6.625% 2025[1]	970	941
Olympus Merger Sub, Inc. 8.50% 2025[1]	1,025	815
Pisces Parent LLC, Term Loan B, (3-month USD-LIBOR + 3.75%) 6.175% 2025[2,3,4,9]	2,230	2,040
Pisces Parent LLC 8.00% 2026[1]	5,170	4,750
PrimeSource Building Products Inc. 9.00% 2023[1]	650	661
R.R. Donnelley & Sons Co., Term Loan B, (3-month USD-LIBOR + 5.00%) 7.506% 2024[2,3,4]	1,350	1,330
R.R. Donnelley & Sons Co. 7.875% 2021	525	528
R.R. Donnelley & Sons Co. 6.50% 2023	1,375	1,365
Resideo Funding Inc. 6.125% 2026[1]	1,475	1,457
Rexnord Corp. 4.875% 2025[1]	2,610	2,382
Sensata Technologies Holding BV 4.875% 2023[1]	125	122
American Funds Insurance Series — High-Income Bond Fund — Page 150 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Standard Aero Holdings, Inc., Term Loan B, 6.27% 2022[2,3,4]	$746	$739
Staples Inc. 8.50% 2025[1]	990	898
TransDigm Inc. 5.50% 2020	1,075	1,068
United Continental Holdings, Inc. 6.00% 2020	400	412
United Rentals, Inc. 5.75% 2024	1,250	1,208
United Rentals, Inc. 4.625% 2025	1,630	1,459
Virgin Australia Holdings Ltd. 8.50% 2019[1]	1,875	1,897
Virgin Australia Holdings Ltd. 7.875% 2021[1]	1,600	1,564
		113,711
Consumer discretionary 9.33%
American Axle & Manufacturing Holdings, Inc. 6.50% 2027	1,850	1,663
Churchill Downs Inc. 4.75% 2028[1]	1,375	1,251
Cirsa Gaming Corporation SA 7.875% 2023[1]	5,860	5,827
CRC Escrow Issuer LLC 5.25% 2025[1]	3,250	2,803
Fertitta Entertainment, Inc. 6.75% 2024[1]	1,500	1,417
Fertitta Entertainment, Inc. 8.75% 2025[1]	1,325	1,279
Goodyear Tire & Rubber Co. 4.875% 2027	750	661
Hanesbrands Inc. 4.625% 2024[1]	2,680	2,526
Hanesbrands Inc. 4.875% 2026[1]	1,695	1,536
International Game Technology 6.50% 2025[1]	1,600	1,584
IRB Holding Corp. 6.75% 2026[1]	2,085	1,830
Laureate Education, Inc. 8.25% 2025[1]	1,060	1,118
Levi Strauss & Co. 5.00% 2025	1,280	1,258
Limited Brands, Inc. 6.625% 2021	750	773
Limited Brands, Inc. 5.25% 2028	745	638
Limited Brands, Inc. 6.875% 2035	175	147
McGraw-Hill Global Education Holdings, LLC, Term Loan B, (3-month USD-LIBOR + 4.00%) 6.522% 2022[2,3,4]	1,295	1,177
Meritage Homes Corp. 5.125% 2027	1,300	1,108
Merlin Entertainment 5.75% 2026[1]	1,200	1,190
MGM Growth Properties LLC 5.625% 2024	200	199
MGM Resorts International 7.75% 2022	1,800	1,919
MGM Resorts International 6.00% 2023	1,450	1,461
Neiman Marcus Group Ltd. Inc. 8.00% 2021[1]	4,635	1,935
Neiman Marcus Group Ltd. Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 5.630% 2020[2,3,4]	1,843	1,571
Neiman Marcus Group Ltd. Inc. 9.50% 2021 (100% PIK)[1,6]	4,080	1,734
NMG Finco PLC 5.75% 2022[1]	1,780	1,620
Petsmart, Inc., Term Loan B-2, (3-month USD-LIBOR + 3.00%) 5.38% 2022[2,3,4]	5,571	4,415
Petsmart, Inc. 7.125% 2023[1]	7,620	4,477
Petsmart, Inc. 5.875% 2025[1]	15,240	11,087
Petsmart, Inc. 8.875% 2025[1]	4,655	2,723
Sally Holdings LLC and Sally Capital Inc. 5.50% 2023	1,770	1,710
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	6,555	6,055
Scientific Games Corp. 6.25% 2020	1,065	1,028
Scientific Games Corp. 10.00% 2022	2,112	2,146
Scientific Games Corp. 5.00% 2025[1]	3,090	2,766
ServiceMaster Global Holdings, Inc. 5.125% 2024[1]	1,300	1,232
Six Flags Entertainment Corp. 4.875% 2024[1]	5,475	5,174
Sotheby’s 4.875% 2025[1]	5,795	5,273
Stars Group Holdings BV, 7.00% 2026[1]	975	951
Stars Group Holdings BV, Term Loan, (3-month USD-LIBOR + 3.50%) 6.303% 2025[2,3,4]	721	701
Uber Technologies, Inc. 7.50% 2023[1]	4,225	4,098
Uber Technologies, Inc. 8.00% 2026[1]	6,950	6,724
Wyndham Worldwide Corp. 5.375% 2026[1]	1,000	965
American Funds Insurance Series — High-Income Bond Fund — Page 151 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[1]	$2,823	$2,664
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[1]	3,950	3,693
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 2027[1]	2,700	2,379
Wynn Macau, Ltd. 4.875% 2024[1]	2,025	1,807
		112,293
Information technology 7.37%
Alcatel-Lucent USA Inc. 6.45% 2029	1,800	1,768
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.053% 2025[2,3,4]	7,150	6,605
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 9.522% 2025[2,3,4]	1,825	1,811
Banff Merger Sub Inc. 9.75% 2026[1]	1,275	1,170
Blackboard Inc., Term Loan B4, (3-month USD-LIBOR + 5.00%) 7.445% 2021[2,3,4]	1,694	1,578
Camelot Finance SA 7.875% 2024[1]	7,405	7,200
CDW Corp. 5.00% 2025	1,150	1,105
Colorado Buyer Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.63% 2025[2,3,4]	638	587
CommScope Holding Co., Inc. 6.00% 2025[1]	1,000	915
CommScope Holding Co., Inc. 5.00% 2027[1]	950	772
Dell Inc. 7.125% 2024[1]	1,100	1,120
Diebold Nixdorf AG, Term Loan A1, (3-month USD-LIBOR + 9.25%) 11.813% 2022[2,3,4]	2,030	2,139
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 5.188% 2023[2,3,4]	811	689
Ellucian, Inc. 9.00% 2023[1]	450	452
Financial & Risk US Holdings, Inc. 6.25% 2026[1]	1,811	1,750
Financial & Risk US Holdings, Inc. 8.25% 2026[1]	3,750	3,436
Financial & Risk US Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 3.75%) 6.272% 2025[2,3,4]	950	892
First Data Corp. 5.375% 2023[1]	1,100	1,083
First Data Corp. 5.00% 2024[1]	2,350	2,271
First Data Corp. 5.75% 2024[1]	2,525	2,475
Genesys Telecommunications Laboratories, Inc. 10.00% 2024[1]	4,895	5,140
Genesys Telecommunications Laboratories, Inc., Term Loan B3, (3-month USD-LIBOR + 3.50%) 5.772% 2023[2,3,4]	571	547
Infor (US), Inc. 6.50% 2022	4,675	4,539
Infor Software 7.125% 2021[1,6]	6,935	6,779
Informatica Corp. 7.125% 2023[1]	1,850	1,811
Internet Brands, Inc., Term Loan, (3-month USD-LIBOR + 7.50%) 10.004% 2025[2,3,4,9]	3,075	2,875
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.25% 2024[2,3,4]	8,645	8,563
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 3.75%) 6.272% 2024[2,3,4]	1,372	1,342
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 8.50%) 11.006% 2025[2,3,4]	802	799
Mitchell International, Inc., Term Loan B, (3-month USD-LIBOR + 7.25%) 9.772% 2025[2,3,4]	1,150	1,124
Solera Holdings, Inc. 10.50% 2024[1]	1,100	1,177
Tempo Acquisition LLC 6.75% 2025[1]	1,650	1,534
Unisys Corp. 10.75% 2022[1]	6,600	7,252
VeriSign, Inc. 4.625% 2023	650	642
VeriSign, Inc. 5.25% 2025	200	199
VeriSign, Inc. 4.75% 2027	1,850	1,742
Veritas Holdings Ltd. 7.50% 2023[1]	1,655	1,357
Vertafore Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.053% 2026[2,3,4]	1,500	1,445
		88,685
Financials 3.48%
Acrisure LLC 7.00% 2025[1]	870	746
Alliant Holdings Intermediate LLC 8.25% 2023[1]	1,000	997
Ally Financial Inc. 8.00% 2020	1,540	1,598
Ally Financial Inc. 8.00% 2031	900	1,003
CIT Group Inc. 4.125% 2021	950	938
American Funds Insurance Series — High-Income Bond Fund — Page 152 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Compass Diversified Holdings 8.00% 2026[1]	$5,710	$5,664
FS Energy and Power Fund 7.50% 2023[1]	5,765	5,491
General Motors Acceptance Corp. 7.50% 2020	1,920	1,997
HUB International Ltd. 7.00% 2026[1]	6,155	5,601
Icahn Enterprises Finance Corp. 6.25% 2022	2,800	2,772
iStar Financial Inc. 6.50% 2021	700	695
MSCI Inc. 4.75% 2026[1]	200	190
Navient Corp. 6.50% 2022	4,440	4,143
Navient Corp. 5.50% 2023	4,060	3,568
Navient Corp. 6.125% 2024	500	431
OneMain Holdings, Inc. 7.125% 2026	1,105	988
Solenis International, LP, Term Loan, (3-month USD-LIBOR + 8.50%) 11.207% 2024[2,3,4]	1,340	1,273
Solenis International, LP, Term Loan, (3-month USD-LIBOR + 4.00%) 6.601% 2025[2,3,4]	480	463
Springleaf Finance Corp. 8.25% 2020	450	467
Springleaf Finance Corp. 6.875% 2025	1,325	1,189
Starwood Property Trust, Inc. 5.00% 2021	1,710	1,684
		41,898
Utilities 3.00%
AES Corp. 4.00% 2021	1,000	985
AES Corp. 4.875% 2023	600	588
AES Corp. 7.75% 2024[1]	500	409
AES Corp. 5.50% 2025	4,682	4,670
AES Corp. 6.00% 2026	2,165	2,208
AmeriGas Partners, LP 5.50% 2025	700	644
AmeriGas Partners, LP 5.75% 2027	975	868
Calpine Corp. 6.00% 2022[1]	425	423
Calpine Corp. 5.375% 2023	2,450	2,303
Calpine Corp. 5.875% 2024[1]	2,420	2,378
Calpine Corp. 5.75% 2025	300	275
Calpine Corp. 5.25% 2026[1]	3,245	2,973
Dynegy Finance Inc. 7.375% 2022	1,985	2,055
Dynegy Finance Inc. 7.625% 2024	754	797
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[8]	3,914	3,941
Enel Società per Azioni 8.75% 2073[1,8]	2,000	2,050
NRG Energy, Inc. 7.25% 2026	500	523
NRG Energy, Inc. 6.625% 2027	300	303
Pacific Gas and Electric Co. 4.25% 2023[1]	875	815
Talen Energy Corp. 4.60% 2021	177	160
Talen Energy Corp. 9.50% 2022[1]	3,270	3,303
Talen Energy Corp. 10.50% 2026[1]	3,070	2,625
TEX Operations Co. LLC, Term Loan B, (3-month USD-LIBOR + 2.00%) 4.522% 2023[2,3,4]	875	843
		36,139
Consumer staples 2.17%
Avon Products, Inc. 7.875% 2022[1]	1,900	1,881
B&G Foods, Inc. 4.625% 2021	365	357
B&G Foods, Inc. 5.25% 2025	5,758	5,377
Cott Beverages Inc. 5.50% 2025[1]	2,470	2,337
Darling Ingredients Inc. 5.375% 2022	1,000	996
Energizer Gamma Acquisition Inc. 6.375% 2026[1]	1,530	1,408
Energizer SpinCo Inc. 5.50% 2025[1]	625	566
First Quality Enterprises, Inc. 5.00% 2025[1]	1,995	1,791
Lamb Weston Holdings, Inc. 4.625% 2024[1]	1,085	1,058
American Funds Insurance Series — High-Income Bond Fund — Page 153 of 179

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Pilgrim’s Pride Corp. 5.75% 2025[1]	$795	$749
Post Holdings, Inc. 8.00% 2025[1]	1,550	1,627
Post Holdings, Inc. 5.00% 2026[1]	2,865	2,621
Post Holdings, Inc. 5.625% 2028[1]	2,830	2,614
Prestige Brands International Inc. 5.375% 2021[1]	150	147
Spectrum Brands Inc. 5.75% 2025	800	764
TreeHouse Foods, Inc. 6.00% 2024[1]	1,800	1,789
		26,082
Real estate 2.09%
Communications Sales & Leasing, Inc. 6.00% 2023[1]	450	408
Communications Sales & Leasing, Inc. 7.125% 2024[1]	400	330
Equinix, Inc. 5.75% 2025	200	202
Equinix, Inc. 5.875% 2026	575	581
Equinix, Inc. 5.375% 2027	1,000	980
Five Point Holdings LLC 7.875% 2025[1]	1,950	1,887
Howard Hughes Corp. 5.375% 2025[1]	6,520	6,161
Iron Mountain Inc. 5.75% 2024	4,800	4,572
Iron Mountain Inc. 4.875% 2027[1]	1,695	1,487
Iron Mountain Inc. 5.25% 2028[1]	2,215	1,966
Medical Properties Trust, Inc. 5.00% 2027	2,020	1,852
Realogy Corp. 4.50% 2019[1]	590	589
Realogy Corp. 4.875% 2023[1]	2,820	2,468
SBA Communications Corp. 4.00% 2022	1,010	967
SBA Communications Corp. 4.875% 2022	700	690
		25,140
Total corporate bonds & notes		1,138,417
U.S. Treasury bonds & notes 0.25% U.S. Treasury 0.25%
U.S. Treasury 1.125% 2019[11]	3,004	2,998
Total U.S. Treasury bonds & notes		2,998
Municipals 0.01% Puerto Rico 0.01%
Aqueduct and Sewer Auth., Rev. Bonds, Series 2012-B, 4.90% 2020	95	85
Total bonds, notes & other debt instruments (cost: $1,229,811,000)		1,141,500
Convertible bonds 0.45% Communication services 0.23%
DISH DBS Corp., convertible notes, 3.375% 2026	1,010	818
Gogo Inc., convertible notes, 6.00% 2022[1]	2,140	1,958
		2,776
Energy 0.12%
Golar LNG Ltd., convertible notes, 2.75% 2022	450	415
Teekay Corp., convertible notes, 5.00% 2023[1]	750	585
Weatherford International PLC, convertible notes, 5.875% 2021	650	414
		1,414
American Funds Insurance Series — High-Income Bond Fund — Page 154 of 179

Convertible bonds (continued) Health care 0.10%	Principal amount (000)	Value (000)
Teva Pharmaceutical Finance Co. BV, Series C, convertible bonds, 0.25% 2026	$1,375	$1,248
Total convertible bonds (cost: $6,098,000)		5,438
Convertible stocks 0.54% Industrials 0.49%	Shares
Associated Materials, LLC, 14.00% convertible preferred 2020[9,10]	4,850	5,892
Utilities 0.05%
Vistra Energy Corp., 7.00% convertible preferred 2019	6,900	629
Total convertible stocks (cost: $5,288,000)		6,521
Common stocks 1.03% Energy 0.38%
Tribune Resources, Inc.[9,12]	1,006,339	3,019
Ascent Resources - Utica, LLC, Class A7,9,10,12	6,297,894	1,511
		4,530
Industrials 0.33%
CEVA Logistics AG9,12	129,342	3,926
NCI Building Systems, Inc.[1,7,9,12]	1,541	10
		3,936
Health care 0.22%
Advanz Pharma Corp.[1,7,9,12]	80,350	1,343
Advanz Pharma Corp.[12]	29,684	558
Rotech Healthcare Inc.[7,9,10,12]	201,793	807
		2,708
Materials 0.08%
International Flavors & Fragrances Inc.	20,000	1,014
Communication services 0.01%
Cumulus Media Inc., Class B9,12	4,291	46
Cumulus Media Inc., Class A12	3,531	38
Frontier Communications Corp.	13,333	32
Adelphia Recovery Trust, Series Arahova[9,10,12]	388,601	2
Adelphia Recovery Trust, Series ACC-1[9,10,12]	449,306	—[13]
		118
Information technology 0.01%
Corporate Risk Holdings I, Inc.[9,10,12]	218,504	77
Corporate Risk Holdings Corp.[7,9,10,12]	1,104	—[13]
		77
Total common stocks (cost: $16,871,000)		12,383
American Funds Insurance Series — High-Income Bond Fund — Page 155 of 179

Rights & warrants 0.02% Energy 0.02%	Shares	Value (000)
Tribune Resources, Inc., Class A, warrants, expire 2023[9,10,12]	336,564	$115
Tribune Resources, Inc., Class B, warrants, expire 2023[9,10,12]	261,772	69
Tribune Resources, Inc., Class C, warrants, expire 2023[9,10,12]	247,225	52
Ultra Petroleum Corp., warrants, expire 2025[9,10,12]	80,710	20
		256
Industrials 0.00%
Associated Materials, LLC, warrants, expire 2023[9,10,12]	68,899	—[13]
Communication services 0.00%
Liberman Broadcasting, Inc., warrants, expire 2022[7,9,10,12]	1	—[13]
Total rights & warrants (cost: $71,000)		256
Short-term securities 1.40%	Principal amount (000)
ADP Tax Services, Inc. 2.38% due 1/2/2019	$6,800	6,799
Apple Inc. 2.33% due 1/9/2019	10,000	9,994
Total short-term securities (cost: $16,795,000)		16,793
Total investment securities 98.26% (cost: $1,274,934,000)		1,182,891
Other assets less liabilities 1.74%		21,008
Net assets 100.00%		$1,203,899
Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2018 (000)
3-month USD-LIBOR	2.772%	2/28/2025	$7,200	$(71)	$—	$(71)
3-month USD-LIBOR	2.2825%	4/13/2027	5,300	149	—	149
2.2865%	3-month USD-LIBOR	10/2/2027	10,100	(309)	—	(309)
3-month USD-LIBOR	2.6475%	1/25/2028	2,500	7	—	7
					$—	$(224)
Credit default swaps
Centrally cleared credit default swaps on credit indices — buy protection
Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments (000)	Unrealized appreciation at 12/31/2018 (000)
CDX.NA.HY.31	5.00%/Quarterly	12/20/2023	$24,200	$(482)	$(1,706)	$1,224
CDX.NA.IG.31	1.00%/Quarterly	12/20/2023	34,525	(192)	(512)	320
					$(2,218)	$1,544
American Funds Insurance Series — High-Income Bond Fund — Page 156 of 179

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $681,560,000, which represented 56.61% of the net assets of the fund.
[2]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $76,517,000, which represented 6.36% of the net assets of the fund.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Coupon rate may change periodically.
[5]	Scheduled interest and/or principal payment was not received.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[7]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[8]	Step bond; coupon rate may change at a later date.
[9]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $30,796,000, which represented 2.56% of the net assets of the fund. This amount includes $3,926,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[10]	Value determined using significant unobservable inputs.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,233,000, which represented .10% of the net assets of the fund.
[12]	Security did not produce income during the last 12 months.
[13]	Amount less than one thousand.
Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP 6.50% 2021	3/6/2017-2/5/2018	$17,430	$17,561	1.46%
Blackstone CQP Holdco LP 6.00% 2021	8/9/2017	1,600	1,610.13
Ascent Resources - Utica, LLC, Class A	11/15/2016	302	1,511.13
Advanz Pharma Corp.	8/31/2018-9/4/2018	1,017	1,343.11
Rotech Healthcare Inc.	9/26/2013	4,331	807.07
NCI Building Systems, Inc.	11/16/2018	33	10.00
Liberman Broadcasting, Inc., warrants, expire 2022	12/13/2012-11/26/2014	—	—	—
Corporate Risk Holdings Corp.	8/31/2015	—	—	—
Total private placement securities		$24,713	$22,842	1.90%
Key to abbreviations and symbols
Auth. = Authority
€ = Euros
LIBOR = London Interbank Offered Rate
Rev. = Revenue
USD/$ = U.S. dollars
American Funds Insurance Series — High-Income Bond Fund — Page 157 of 179

Mortgage Fund
Investment portfolio
December 31, 2018
Bonds, notes & other debt instruments 95.20% Mortgage-backed obligations 71.87% Federal agency mortgage-backed obligations 68.28%	Principal amount (000)	Value (000)
Fannie Mae 4.00% 2036[1]	$484	$499
Fannie Mae 4.00% 2036[1]	404	417
Fannie Mae 5.00% 2036[1]	38	39
Fannie Mae 4.00% 2047[1]	7,103	7,249
Fannie Mae 4.00% 2047[1]	4,751	4,848
Fannie Mae 4.00% 2048[1]	531	542
Fannie Mae 4.00% 2048[1]	469	478
Fannie Mae 4.00% 2048[1]	436	445
Fannie Mae 4.50% 2048[1]	14,594	15,132
Fannie Mae 4.50% 2048[1]	7,755	8,044
Fannie Mae 4.50% 2048[1]	4,339	4,501
Fannie Mae 4.50% 2048[1,2]	1,663	1,724
Fannie Mae 4.50% 2048[1]	93	97
Fannie Mae 3.50% 2049[1,2]	3,200	3,201
Fannie Mae 4.00% 2049[1,2]	5,163	5,265
Freddie Mac 5.00% 2034[1]	1,255	1,332
Freddie Mac 4.00% 2036[1]	5,020	5,180
Freddie Mac 4.00% 2036[1]	1,042	1,076
Freddie Mac 3.203% 2045[1,3]	2,217	2,234
Freddie Mac 3.00% 2046[1]	7,155	7,036
Freddie Mac 4.00% 2048[1]	1,857	1,895
Freddie Mac 4.00% 2048[1]	1,842	1,880
Freddie Mac, Series KJ02, Class A2, Multi Family, 2.597% 2020[1]	1,539	1,532
Freddie Mac, Series K031, Class A2, Multi Family, 3.30% 2023[1]	4,722	4,795
Freddie Mac, Series K032, Class A2, Multi Family, 3.31% 2023[1]	1,250	1,269
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.50% 2056[1]	1,671	1,642
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 2.75% 2056[1,3]	1,360	1,324
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	1,588	1,533
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.50% 2057[1,3]	12,143	11,833
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	10,978	10,862
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	7,496	7,448
Freddie Mac Seasoned Loan Structured Transaction, Series 2018-2, Class A1, 3.50% 2028[1,3]	7,830	7,698
Freddie Mac Seasoned Loan Structured Transaction, Series 2018-1, Class A1, 3.50% 2028[1]	2,101	2,093
Government National Mortgage Assn. 3.75% 2034[1]	1,184	1,209
Government National Mortgage Assn. 3.75% 2038[1]	785	805
Government National Mortgage Assn. 3.75% 2039[1]	833	854
Government National Mortgage Assn. 4.00% 2039[1]	450	448
Government National Mortgage Assn. 6.00% 2039[1]	230	250
Government National Mortgage Assn. 4.00% 2040[1]	382	380
Government National Mortgage Assn. 5.50% 2040[1]	1,797	1,900
Government National Mortgage Assn. 4.50% 2041[1]	30	31
Government National Mortgage Assn. 5.00% 2041[1]	1,038	1,082
Government National Mortgage Assn. 5.00% 2041[1]	666	698
Government National Mortgage Assn. 6.50% 2041[1]	453	497
American Funds Insurance Series — Mortgage Fund — Page 158 of 179

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 3.50% 2042[1]	$461	$453
Government National Mortgage Assn. 3.50% 2042[1]	221	222
Government National Mortgage Assn. 3.50% 2042[1]	222	217
Government National Mortgage Assn. 3.50% 2043[1]	2,015	2,042
Government National Mortgage Assn. 3.50% 2043[1]	1,573	1,593
Government National Mortgage Assn. 3.50% 2043[1]	1,415	1,425
Government National Mortgage Assn. 3.50% 2043[1]	1,063	1,071
Government National Mortgage Assn. 3.50% 2043[1]	884	890
Government National Mortgage Assn. 3.50% 2043[1]	250	244
Government National Mortgage Assn. 3.50% 2043[1]	213	214
Government National Mortgage Assn. 3.75% 2044[1]	765	783
Government National Mortgage Assn. 4.25% 2044[1]	1,724	1,796
Government National Mortgage Assn. 4.00% 2046[1]	948	963
Government National Mortgage Assn. 4.00% 2049[1,2]	6,200	6,350
Government National Mortgage Assn. 4.50% 2049[1,2]	34,750	35,964
Government National Mortgage Assn. 5.00% 2049[1,2]	2,627	2,734
Government National Mortgage Assn. 5.00% 2049[1,2]	373	387
Government National Mortgage Assn. 4.607% 2065[1]	602	618
Government National Mortgage Assn. 4.624% 2065[1]	370	379
Government National Mortgage Assn. 4.653% 2065[1]	1,040	1,071
Government National Mortgage Assn. 4.56% 2066[1]	1,335	1,396
Government National Mortgage Assn. 5.20% 2066[1]	84	85
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	4,166	4,131
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	478	484
		198,809
Collateralized mortgage-backed obligations (privately originated) 3.59%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 2048[1,3,4]	881	882
Connecticut Avenue Securities, Series 2014-C02, Class 1M1, (1-month USD-LIBOR + 0.95%) 3.456% 2024[1,3]	6	7
Finance of America Structured Securities Trust, Series 2017-HB1, Class A, 2.321% 2027[1,3,4,5]	876	875
Finance of America Structured Securities Trust, Series 2018-HB1, Class A, 3.375% 2028[1,3,4]	2,287	2,293
Nationstar HECM Loan Trust, Series 2017-2A, Class A1, 2.038% 2027[1,3,4]	777	775
Nationstar HECM Loan Trust, Series 2018-1A, Class A, 2.76% 2028[1,4]	604	604
Nationstar HECM Loan Trust, Series 2018-2, Class A, 3.188% 2028[1,4,5]	987	986
Nationstar HECM Loan Trust, Series 2018-3A, Class A, 3.555% 2028[1,3,4,5]	922	922
Reverse Mortgage Investment Trust, Series RBIT 18-1, Class A, 3.436% 2028[1,3,4]	374	374
Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75% 2056[1,3,4]	1,203	1,182
Towd Point Mortgage Trust, Series 2015-2, Class 2A11, 3.00% 2057[1,4]	1,366	1,356
Towd Point Mortgage Trust, Series 2017-5, Class A1, 3.106% 2057[1,3,4]	206	205
		10,461
Total mortgage-backed obligations		209,270
U.S. Treasury bonds & notes 10.99% U.S. Treasury 6.63%
U.S. Treasury 1.50% 2020	444	438
U.S. Treasury 2.00% 2022	2,400	2,359
U.S. Treasury 2.125% 2022	1,000	986
U.S. Treasury 1.75% 2023	3,500	3,393
U.S. Treasury 2.75% 2023	224	226
U.S. Treasury 2.875% 2023	4,350	4,423
American Funds Insurance Series — Mortgage Fund — Page 159 of 179

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.50% 2024	$2,500	$2,496
U.S. Treasury 3.00% 2048[6]	5,000	4,981
		19,302
U.S. Treasury inflation-protected securities 4.36%
U.S. Treasury Inflation-Protected Security 0.625% 2023[7]	6,108	6,013
U.S. Treasury Inflation-Protected Security 2.125% 2041[7]	127	150
U.S. Treasury Inflation-Protected Security 0.75% 2042[6,7]	7,201	6,547
		12,710
Total U.S. Treasury bonds & notes		32,012
Federal agency bonds & notes 6.35%
Fannie Mae 2.00% 2022	5,800	5,716
Federal Home Loan Bank 1.375% 2021	3,000	2,933
Federal Home Loan Bank 1.875% 2021	10,000	9,834
		18,483
Asset-backed obligations 5.96%
AmeriCredit Automobile Receivables Trust, Series 2017-2, Class A2A, 1.65% 2020[1]	65	65
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class A2A, 2.71% 2021[1]	738	737
Angel Oak Capital Advisors LLC, CLO, Series 2013-9A, Class A1R, (3-month USD-LIBOR + 1.01%) 3.479% 2025[1,3,4]	117	117
Chase Issuance Trust, Series 2016-A5, Class A5, 1.27% 2021[1]	115	114
Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.75% 2021[1]	355	351
CPS Auto Receivables Trust, Series 2017-A, Class A, 1.68% 2020[1,4]	37	37
CPS Auto Receivables Trust, Series 2017-C, Class A, 1.78% 2020[1,4]	14	14
CPS Auto Receivables Trust, Series 2018-B, Class A, 2.72% 2021[1,4]	376	374
Drive Auto Receivables Trust, Series 2018-2, Class A2, 2.64% 2020[1]	456	456
Drive Auto Receivables Trust, Series 2018-3, Class A2, 2.75% 2020[1]	1,585	1,584
Drive Auto Receivables Trust, Series 2017-3, Class C, 2.80% 2022[1]	490	489
Drivetime Auto Owner Trust, Series 2018-2, Class A, 2.84% 2021[1,4]	892	889
Emerson Park Ltd., CLO, Series 2013-1A, Class A1AR, (3-month USD-LIBOR + 0.98%) 3.416% 2025[1,3,4]	38	38
Exeter Automobile Receivables Trust, Series 2017-3A, Class A, 2.05% 2021[1,4]	342	340
Exeter Automobile Receivables Trust, Series 2018-2A, Class A, 2.79% 2021[1,4]	1,235	1,233
Ford Credit Auto Owner Trust, Series 2014-1A, 2.26% 2025[1,4]	1,390	1,386
Ford Credit Auto Owner Trust, Series 2014-2A, 2.31% 2026[1,4]	530	526
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2015-1, Class A, 2.73% 2021[1,4]	1,823	1,808
Santander Drive Auto Receivables Trust, Series 2018-4, Class A2A, 3.07% 2021[1]	805	803
SLM Private Credit Student Loan Trust, Series 2010-1, Class A, (1-month USD-LIBOR + 0.40%) 2.906% 2025[1,3]	2,629	2,573
Symphony Ltd., CLO, Series 2013-12A, Class AR, (3-month USD-LIBOR + 1.03%) 3.466% 2025[1,3,4]	336	335
Toyota Auto Receivables Owner Trust, Series 2018-B, Class A2A, 2.64% 2021[1]	1,330	1,327
Westlake Automobile Receivables Trust, Series 2017-2A, Class A2A, 1.80% 2020[1,4]	147	147
Westlake Automobile Receivables Trust, Series 2018-2A, Class A2A, 2.84% 2021[1,4]	1,330	1,328
Westlake Automobile Receivables Trust, Series 2017-1A, Class C, 2.70% 2022[1,4]	270	269
		17,340
Corporate bonds & notes 0.03% Financials 0.03%
Carlyle Investment Management (1-month USD-LIBOR + 2.00%) 4.436% 2019[1,3,4,5,8]	80	80
Total bonds, notes & other debt instruments (cost: $278,182,000)		277,185
American Funds Insurance Series — Mortgage Fund — Page 160 of 179

Short-term securities 22.86%	Principal amount (000)	Value (000)
ADP Tax Services, Inc. 2.38% due 1/2/2019[4]	$8,700	$8,699
Emerson Electric Co. 2.37% due 1/4/2019[4]	3,300	3,299
ExxonMobil Corp. 2.43% due 1/10/2019	5,000	4,997
Federal Home Loan Bank 2.23%–2.27% due 1/4/2019–1/11/2019	15,000	14,993
Kimberly-Clark Corp. 2.47% due 1/11/2019[4]	2,100	2,098
Mizuho Bank, Ltd. 2.42% due 1/4/2019[4]	10,000	9,997
National Rural Utilities Cooperative Finance Corp. 2.50% due 1/8/2019	11,000	10,994
Paccar Financial Corp. 2.50% due 1/29/2019	2,600	2,595
Pfizer Inc. 2.43% due 1/10/2019[4]	5,100	5,097
Québec (Province of) 2.53% due 1/22/2019[4]	3,800	3,794
Total short-term securities (cost: $66,566,000)		66,563
Total investment securities 118.06% (cost: $344,748,000)		343,748
Other assets less liabilities (18.06)%		(52,573)
Net assets 100.00%		$291,175
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[9] (000)	Value at 12/31/2018[10] (000)	Unrealized appreciation at 12/31/2018 (000)
90 Day Euro Dollar Futures	Long	108	December 2019	$27,000	$26,285	$163
2 Year U.S. Treasury Note Futures	Long	374	April 2019	74,800	79,405	188
5 Year U.S. Treasury Note Futures	Long	464	April 2019	46,400	53,215	741
10 Year Ultra U.S. Treasury Note Futures	Long	102	March 2019	10,200	13,268	427
20 Year U.S. Treasury Bond Futures	Long	56	March 2019	5,600	8,176	338
30 Year Ultra U.S. Treasury Bond Futures	Long	5	March 2019	500	803	42
						$1,899
Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
2.5215%	U.S. EFFR	8/29/2020	$16,490	$47	$—	$47
3-month USD-LIBOR	2.806%	8/29/2020	300	(1)	—	(1)
2.622%	U.S. EFFR	9/14/2020	7,500	34	—	34
2.729%	U.S. EFFR	10/22/2020	22,900	152	—	152
2.4825%	U.S. EFFR	12/26/2020	41,000	104	—	104
3-month USD-LIBOR	1.217%	9/22/2021	11,500	421	—	421
3-month USD-LIBOR	1.225%	9/22/2021	11,500	418	—	418
3-month USD-LIBOR	1.2796%	10/11/2021	14,500	513	—	513
2.0135%	3-month USD-LIBOR	10/20/2021	30,000	(473)	—	(473)
2.012%	3-month USD-LIBOR	10/4/2022	9,000	(182)	—	(182)
2.00%	3-month USD-LIBOR	10/5/2022	41,500	(857)	—	(856)
2.1045%	3-month USD-LIBOR	10/31/2022	4,000	(68)	—	(68)
3-month USD-LIBOR	2.2835%	1/5/2023	36,000	398	—	398
3-month USD-LIBOR	2.24%	12/5/2026	10,500	310	—	310
3-month USD-LIBOR	2.27%	12/5/2026	8,500	232	—	232
3-month USD-LIBOR	3.206%	7/31/2044	1,000	(69)	—	(69)
American Funds Insurance Series — Mortgage Fund — Page 161 of 179

Swap contracts  (continued)

Interest rate swaps  (continued)
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
3-month USD-LIBOR	3.238%	8/8/2044	$2,000	$(150)	$—	$(150)
3-month USD-LIBOR	3.2265%	9/25/2044	3,000	(219)	—	(219)
U.S. EFFR	2.145%	11/9/2047	2,200	167	—	167
U.S. EFFR	2.153%	11/10/2047	2,200	163	—	163
U.S. EFFR	2.155%	11/10/2047	1,280	95	—	95
U.S. EFFR	2.17%	11/13/2047	2,320	164	—	164
U.S. EFFR	2.5635%	2/12/2048	4,528	(49)	—	(49)
2.98%	3-month USD-LIBOR	3/15/2048	300	9	—	9
2.9625%	3-month USD-LIBOR	3/15/2048	300	8	—	8
U.S. EFFR	2.4615%	3/15/2048	300	3	—	3
U.S. EFFR	2.485%	3/15/2048	300	2	—	2
U.S. EFFR	2.425%	3/16/2048	600	11	—	11
2.917%	3-month USD-LIBOR	3/16/2048	600	10	—	10
					$—	$1,194
[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $52,359,000, which represented 17.98% of the net assets of the fund.
[5]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,863,000, which represented .98% of the net assets of the fund.
[6]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,758,000, which represented .95% of the net assets of the fund.
[7]	Index-linked bond whose principal amount moves with a government price index.
[8]	Value determined using significant unobservable inputs.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.
Key to abbreviations and symbol
CLO = Collateralized Loan Obligations
EFFR = Effective Federal Funds Rate
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars
American Funds Insurance Series — Mortgage Fund — Page 162 of 179

Ultra-Short Bond Fund
Investment portfolio
December 31, 2018
Short-term securities 100.11% Commercial paper 69.84%	Principal amount (000)	Value (000)
3M Co. 2.40% due 1/7/2019[1]	$10,000	$9,996
Alberta (Province of) 2.48% due 1/22/2019[1]	10,000	9,985
Apple Inc. 2.45% due 2/5/2019[1]	10,000	9,975
Bank of New York Mellon Corp. 2.34% due 1/22/2019	8,000	7,988
BASF SE 2.56% due 2/1/2019[1]	8,750	8,730
CHARTA, LLC 2.85% due 3/26/2019[1]	8,022	7,968
Coca-Cola Co. 2.30% due 1/4/2019[1]	10,000	9,997
Emerson Electric Co. 2.52% due 1/17/2019[1]	10,000	9,989
IBM Credit LLC 2.47% due 1/22/2019[1]	10,000	9,985
Intel Corp. 2.40% due 1/10/2019[1]	7,000	6,995
John Deere Capital Corp. 2.40% due 1/16/2019[1]	10,000	9,989
KfW 2.46% due 1/18/2019[1]	8,400	8,390
Merck & Co. Inc. 2.50% due 2/27/2019[1]	10,000	9,960
Mizuho Bank, Ltd. 2.48% due 1/15/2019[1]	10,000	9,990
National Australia Bank Ltd. 2.65% due 2/25/2019[1]	10,000	9,959
National Rural Utilities Cooperative Finance Corp. 2.40% due 1/4/2019	6,000	5,998
Nordea Bank AB 2.77% due 3/18/2019[1]	10,000	9,942
Paccar Financial Corp. 2.39% due 1/2/2019	8,000	7,999
Pfizer Inc. 2.28% due 1/14/2019[1]	7,400	7,393
Procter & Gamble Co. 2.30% due 1/14/2019[1]	10,000	9,991
Siemens Capital Corp. 2.50% due 1/16/2019[1]	4,700	4,695
Simon Property Group, LP 2.51% due 1/14/2019[1]	8,100	8,092
United Overseas Bank Ltd. 2.55% due 1/8/2019[1]	5,000	4,997
United Parcel Service Inc. 2.34% due 1/22/2019[1]	5,000	4,993
Wal-Mart Stores, Inc. 2.37% due 1/7/2019[1]	10,000	9,995
		213,991
U.S. Treasury 24.41%
U.S. Treasury Bills 2.23%–2.38% due 1/8/2019–2/19/2019	74,900	74,797
Federal agency discount notes 5.86%
Fannie Mae 2.29% due 1/23/2019	3,000	2,996
Federal Home Loan Bank 2.38% due 2/8/2019	15,000	14,962
		17,958
Total short-term securities (cost: $306,754,000)		306,746
Total investment securities 100.11% (cost: $306,754,000)		306,746
Other assets less liabilities (0.11)%		(342)
Net assets 100.00%		$306,404
[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $192,006,000, which represented 62.66% of the net assets of the fund.
American Funds Insurance Series — Ultra-Short Bond Fund — Page 163 of 179

U.S. Government/AAA-Rated Securities Fund
Investment portfolio
December 31, 2018
Bonds, notes & other debt instruments 97.30% U.S. Treasury bonds & notes 47.72% U.S. Treasury 39.27%	Principal amount (000)	Value (000)
U.S. Treasury 2.25% 2020	$29,900	$29,789
U.S. Treasury 2.50% 2020	78,000	77,950
U.S. Treasury 2.75% 2020	12,300	12,349
U.S. Treasury 1.125% 2021	31,950	30,853
U.S. Treasury 1.75% 2021[1]	33,540	32,877
U.S. Treasury 2.00% 2021	46,300	45,692
U.S. Treasury 2.00% 2021	5,350	5,286
U.S. Treasury 2.125% 2021	23,450	23,241
U.S. Treasury 2.25% 2021	23,580	23,459
U.S. Treasury 2.875% 2021	6,500	6,571
U.S. Treasury 1.625% 2022	100	97
U.S. Treasury 1.75% 2022	174,300	170,261
U.S. Treasury 1.75% 2022	11,700	11,444
U.S. Treasury 1.875% 2022	63,000	61,823
U.S. Treasury 1.875% 2022	25,000	24,496
U.S. Treasury 1.875% 2022	23,000	22,513
U.S. Treasury 2.00% 2022	69,500	68,300
U.S. Treasury 2.00% 2022	16,010	15,728
U.S. Treasury 1.375% 2023	7,000	6,647
U.S. Treasury 1.625% 2023	10,000	9,645
U.S. Treasury 1.75% 2023	11,500	11,147
U.S. Treasury 2.125% 2023[1]	64,095	62,954
U.S. Treasury 2.50% 2023	49,894	49,910
U.S. Treasury 2.625% 2023	31,000	31,170
U.S. Treasury 2.625% 2023	17,255	17,347
U.S. Treasury 2.75% 2023	17,800	17,987
U.S. Treasury 2.875% 2023	43,000	43,721
U.S. Treasury 2.875% 2023	22,500	22,896
U.S. Treasury 2.125% 2024	55,975	54,713
U.S. Treasury 2.25% 2024	6,500	6,417
U.S. Treasury 2.50% 2024	44,000	43,931
U.S. Treasury 2.75% 2025	38,000	38,392
U.S. Treasury 2.875% 2025	25,000	25,434
U.S. Treasury 2.00% 2026	8,000	7,638
U.S. Treasury 2.875% 2028	14,000	14,231
		1,126,909
U.S. Treasury inflation-protected securities 8.45%
U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	11,508	11,168
U.S. Treasury Inflation-Protected Security 0.625% 2023[2]	36,140	35,576
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	23,637	22,636
U.S. Treasury Inflation-Protected Security 0.375% 2027[2]	13,128	12,478
U.S. Treasury Inflation-Protected Security 0.75% 2028[2]	39,288	38,480
U.S. Treasury Inflation-Protected Security 2.125% 2041[2]	358	424
U.S. Treasury Inflation-Protected Security 0.75% 2042[1,2]	22,035	20,033
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 164 of 179

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 1.375% 2044[1,2]	$46,878	$48,537
U.S. Treasury Inflation-Protected Security 1.00% 2046[2]	2,833	2,691
U.S. Treasury Inflation-Protected Security 0.875% 2047[2]	18,751	17,240
U.S. Treasury Inflation-Protected Security 1.00% 2048[1,2]	43,513	33,238
		242,501
Total U.S. Treasury bonds & notes		1,369,410
Mortgage-backed obligations 28.63% Federal agency mortgage-backed obligations 28.63%
Fannie Mae 6.50% 2028[3]	153	167
Fannie Mae 4.00% 2034[3,4]	40,000	40,933
Fannie Mae 3.00% 2036[3]	26,454	26,207
Fannie Mae 4.00% 2036[3]	7,736	7,994
Fannie Mae 4.00% 2036[3]	6,039	6,241
Fannie Mae 4.00% 2036[3]	1,981	2,047
Fannie Mae 3.00% 2037[3]	16,705	16,549
Fannie Mae 6.50% 2037[3]	32	35
Fannie Mae 7.00% 2037[3]	56	62
Fannie Mae 7.00% 2037[3]	6	7
Fannie Mae 6.00% 2038[3]	17	17
Fannie Mae 4.50% 2041[3]	1,088	1,141
Fannie Mae 5.00% 2041[3]	797	852
Fannie Mae 5.00% 2041[3]	532	569
Fannie Mae 5.00% 2041[3]	422	451
Fannie Mae 5.00% 2041[3]	294	314
Fannie Mae 3.00% 2046[3]	7,606	7,428
Fannie Mae 3.50% 2047[3]	15,311	15,322
Fannie Mae 4.00% 2047[3]	31,328	31,969
Fannie Mae 4.00% 2047[3]	5,304	5,413
Fannie Mae 4.00% 2048[3]	14,000	14,285
Fannie Mae 4.00% 2048[3]	13,363	13,635
Fannie Mae 4.00% 2048[3]	12,000	12,245
Fannie Mae 4.00% 2048[3]	11,000	11,224
Fannie Mae 4.00% 2048[3]	6,000	6,122
Fannie Mae 4.00% 2048[3]	3,434	3,504
Fannie Mae 4.00% 2048[3]	1,000	1,020
Fannie Mae 4.00% 2048[3]	1,000	1,020
Fannie Mae 4.00% 2048[3]	988	1,008
Fannie Mae 4.00% 2048[3]	513	523
Fannie Mae 4.00% 2048[3]	297	303
Fannie Mae 4.00% 2048[3]	25	25
Fannie Mae 4.00% 2048[3,4]	—[5]	—[5]
Fannie Mae 4.50% 2048[3,4]	44,012	45,636
Fannie Mae 4.50% 2048[3]	42,653	44,240
Fannie Mae 4.50% 2048[3]	4,922	5,105
Fannie Mae 4.50% 2048[3]	187	194
Fannie Mae 3.50% 2049[3,4]	69,981	69,997
Fannie Mae 4.00% 2049[3,4]	20	20
Fannie Mae, Series 2001-4, Class NA, 9.073% 2025[3,6]	1	1
Fannie Mae, Series 2001-4, Class GA, 9.193% 2025[3,6]	—[5]	1
Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[3]	70	80
Fannie Mae, Series 2012-M2, Class A2, Multi Family, 2.717% 2022[3]	2,047	2,044
Fannie Mae, Series 2012-M3, Class 1A2, Multi Family, 3.044% 2022[3]	1,968	1,983
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 165 of 179

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.214% 2023[3,6]	$1,912	$1,941
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.46% 2024[3,6]	3,825	3,921
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[3]	129	109
Freddie Mac 5.50% 2024[3]	352	363
Freddie Mac 3.50% 2033[3]	25,000	25,333
Freddie Mac 4.627% 2036[3,6]	247	260
Freddie Mac 5.00% 2040[3]	935	991
Freddie Mac 5.00% 2041[3]	1,774	1,896
Freddie Mac 4.00% 2043[3]	416	427
Freddie Mac 3.203% 2045[3,6]	1,774	1,787
Freddie Mac 3.50% 2047[3]	16,960	16,966
Freddie Mac 3.50% 2047[3]	13,512	13,518
Freddie Mac 4.50% 2048[3]	14,250	14,763
Freddie Mac 4.50% 2048[3]	3,277	3,396
Freddie Mac 4.50% 2049[3,4]	19,344	20,032
Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 2.855% 2023[3,6]	31	31
Freddie Mac, Series KGRP, Class A, Multi Family, (1-month USD-LIBOR + 0.38%) 2.727% 2020[3,6]	1,007	1,007
Freddie Mac, Series K013, Class A1, Multi Family, 2.902% 2020[3]	327	326
Freddie Mac, Series K010, Class A1, Multi Family, 3.32% 2020[3]	53	53
Freddie Mac, Series K019, Class A1, Multi Family, 1.459% 2021[3]	576	570
Freddie Mac, Series K031, Class A1, Multi Family, 2.778% 2022[3]	801	798
Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 2023[3]	1,735	1,711
Freddie Mac, Series K029, Class A2, Multi Family, 3.32% 2023[3]	400	406
Freddie Mac, Series K070, Class A2, Multi Family, 3.303% 2027[3,6]	5,765	5,771
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[3]	222	199
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.50% 2056[3]	12,273	12,066
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 2.75% 2056[3,6]	11,476	11,171
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[3]	11,670	11,272
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.50% 2057[3,6]	2,313	2,254
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[3]	42,088	41,644
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[3]	1,801	1,789
Freddie Mac Seasoned Loan Structured Transaction, Series 2018-2, Class A1, 3.50% 2028[3,6]	45,026	44,268
Freddie Mac Seasoned Loan Structured Transaction, Series 2018-1, Class A1, 3.50% 2028[3]	10,284	10,249
Government National Mortgage Assn. 3.75% 2034[3]	1,200	1,225
Government National Mortgage Assn. 5.50% 2038[3]	320	341
Government National Mortgage Assn. 5.50% 2038[3]	136	145
Government National Mortgage Assn. 5.50% 2038[3]	129	137
Government National Mortgage Assn. 5.50% 2038[3]	76	80
Government National Mortgage Assn. 6.00% 2038[3]	227	244
Government National Mortgage Assn. 6.50% 2038[3]	385	437
Government National Mortgage Assn. 6.50% 2038[3]	116	131
Government National Mortgage Assn. 5.00% 2039[3]	616	653
Government National Mortgage Assn. 6.00% 2039[3]	231	250
Government National Mortgage Assn. 4.50% 2040[3]	451	474
Government National Mortgage Assn. 5.50% 2040[3]	6,597	6,975
Government National Mortgage Assn. 4.50% 2041[3]	1,314	1,365
Government National Mortgage Assn. 5.00% 2041[3]	2,332	2,431
Government National Mortgage Assn. 3.00% 2042[3]	52	51
Government National Mortgage Assn. 3.50% 2043[3]	1,771	1,793
Government National Mortgage Assn. 3.50% 2049[3,4]	25,000	25,172
Government National Mortgage Assn. 4.00% 2049[3,4]	40,200	41,171
Government National Mortgage Assn. 4.50% 2049[3,4]	34,075	35,265
Government National Mortgage Assn. 5.00% 2049[3,4]	14,889	15,492
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 166 of 179

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 5.00% 2049[3,4]	$2,111	$2,195
Government National Mortgage Assn. 3.909% 2060[3,6]	1,222	1,250
Government National Mortgage Assn. 4.422% 2061[3]	139	140
Government National Mortgage Assn. 4.595% 2061[3]	398	399
Government National Mortgage Assn. 4.636% 2061[3]	394	394
Government National Mortgage Assn. 4.70% 2061[3]	53	54
Government National Mortgage Assn. 4.70% 2061[3]	25	26
Government National Mortgage Assn. 4.72% 2061[3]	4	4
Government National Mortgage Assn. 4.787% 2061[3]	70	71
Government National Mortgage Assn. 4.81% 2061[3]	9	9
Government National Mortgage Assn. 5.179% 2061[3]	584	594
Government National Mortgage Assn. 4.651% 2062[3]	587	590
Government National Mortgage Assn. 4.711% 2062[3]	24	24
Government National Mortgage Assn. 4.947% 2062[3]	39	40
Government National Mortgage Assn. 5.163% 2062[3]	50	50
Government National Mortgage Assn. 4.542% 2063[3,6]	3,566	3,740
Government National Mortgage Assn. 4.615% 2063[3]	39	39
Government National Mortgage Assn. 5.079% 2063[3]	19	20
Government National Mortgage Assn. 3.333% 2064[3,6]	400	406
Government National Mortgage Assn. 4.551% 2064[3,6]	4,978	5,228
Government National Mortgage Assn. 4.625% 2064[3]	375	379
Government National Mortgage Assn. 5.027% 2064[3]	120	121
Government National Mortgage Assn. 5.082% 2064[3]	67	68
Government National Mortgage Assn. 5.159% 2064[3]	259	262
Government National Mortgage Assn. 5.165% 2064[3]	239	242
Government National Mortgage Assn. 5.379% 2064[3]	3	3
Government National Mortgage Assn. 6.64% 2064[3]	806	832
Government National Mortgage Assn. 6.64% 2064[3]	56	56
Government National Mortgage Assn. 4.645% 2065[3]	236	237
Government National Mortgage Assn. Pool #AG8156 3.798% 2064[3,6]	546	557
Government National Mortgage Assn., Series 2010-H23, Class PT, 5.399% 2060[3,6]	4,454	4,492
Government National Mortgage Assn., Series 2012-H12, Class FT, (1 Year CMT Weekly Rate + 0.70%) 3.36% 2062[3,6]	2,173	2,187
Government National Mortgage Assn., Series 2012-H20, Class PT, 3.451% 2062[3,6]	2,607	2,630
National Credit Union Administration, Series 2011-R2, Class 1A, (1-month USD-LIBOR + 0.40%) 2.78% 2020[3,6]	83	83
National Credit Union Administration, Series 2011-R3, Class 1A, (1-month USD-LIBOR + 0.40%) 2.80% 2020[3,6]	266	266
National Credit Union Administration, Series 2011-R1, Class 1A, (1-month USD-LIBOR + 0.45%) 2.83% 2020[3,6]	167	168
Vendee Mortgage Trust, Series 2011-2, Class DA, 3.75% 2033[3]	4,998	5,022
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[3]	5,393	5,462
Total mortgage-backed obligations		821,393
Federal agency bonds & notes 20.95%
Export-Import Bank of the United States-Guaranteed, VCK Lease SA 2.591% 2026[3]	909	903
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012 LLC 2.646% 2026[3]	652	646
Fannie Mae 1.75% 2019	16,000	15,873
Fannie Mae 1.25% 2021	2,900	2,810
Fannie Mae 2.75% 2021	26,500	26,642
Fannie Mae 2.875% 2023	36,000	36,427
Fannie Mae 7.125% 2030	4,000	5,508
Federal Home Loan Bank 3.375% 2023	16,715	17,268
Federal Home Loan Bank 3.25% 2028	13,000	13,252
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 167 of 179

Bonds, notes & other debt instruments (continued) Federal agency bonds & notes (continued)	Principal amount (000)	Value (000)
Federal Home Loan Bank 5.50% 2036	$600	$776
Freddie Mac 3.75% 2019	12,750	12,789
Freddie Mac 2.375% 2021	100,000	99,680
Private Export Funding Corp. 1.45% 2019	17,500	17,383
Private Export Funding Corp. 2.25% 2020	5,000	4,979
Private Export Funding Corp. 3.55% 2024	6,340	6,595
Small Business Administration, Series 2001-20K, 5.34% 2021[3]	33	33
Small Business Administration, Series 2001-20J, 5.76% 2021[3]	13	13
Small Business Administration, Series 2001-20F, 6.44% 2021[3]	53	55
Small Business Administration, Series 2003-20B, 4.84% 2023[3]	140	144
Tennessee Valley Authority 2.875% 2027	10,000	9,935
Tennessee Valley Authority 4.65% 2035	2,330	2,682
Tennessee Valley Authority 5.88% 2036	1,750	2,292
Tennessee Valley Authority, Series A, 3.875% 2021	32,975	33,835
Tennessee Valley Authority, Series A, 4.625% 2060	250	304
TVA Southaven 3.846% 2033[3]	1,320	1,333
U.S. Department of Housing and Urban Development, Series 2015-A-6, 1.98% 2020	11,510	11,411
U.S. Department of Housing and Urban Development, Series 2015-A-7, 2.35% 2021	5,000	4,968
U.S. Department of Housing and Urban Development, Series 2015-A-8, 2.45% 2022	8,000	7,951
U.S. Department of Housing and Urban Development, Series 2015-A-9, 2.80% 2023	2,000	2,015
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 2024	3,000	3,024
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 2025	3,515	3,536
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 2026	3,500	3,528
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 2027	15,332	15,424
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 2028	5,106	5,141
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 2029	3,500	3,536
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 2030	3,307	3,360
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 2031	3,300	3,301
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 2032	3,177	3,154
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 2033	2,734	2,772
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 2034	651	656
United States Agency for International Development, Iraq (State of), 2.149% 2022	6,670	6,566
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	19,750	19,709
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	87,784
United States Agency for International Development, Jordan (Kingdom of) 2.578% 2022	43,000	42,736
United States Agency for International Development, Jordan (Kingdom of) 3.00% 2025	43,250	43,295
United States Agency for International Development, Morocco (Kingdom of) 7.55% 2026[3]	3,328	3,838
United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,907
United States Agency for International Development, Ukraine, 1.844% 2019	1,445	1,442
United States Agency for International Development, Ukraine 1.471% 2021	4,410	4,270
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp., 3.49% 2029[3]	815	836
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp., 3.82% 2032[3]	928	963
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp., 3.938% 2032[3]	759	794
		601,074
Total bonds, notes & other debt instruments (cost: $2,805,986,000)		2,791,877
Short-term securities 11.11%
ADP Tax Services, Inc. 2.38% due 1/2/2019[7]	9,500	9,499
Apple Inc. 2.36% due 1/23/2019[7]	25,000	24,960
Bank of New York Mellon Corp. 2.34% due 1/22/2019	50,000	49,924
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 168 of 179

Short-term securities (continued)	Principal amount (000)	Value (000)
Chevron Corp. 2.38%–2.49% due 1/9/2019–2/4/2019[7]	$51,900	$51,815
Federal Farm Credit Banks 2.38% due 2/28/2019	20,000	19,921
National Rural Utilities Cooperative Finance Corp. 2.50% due 2/5/2019	60,000	59,850
Procter & Gamble Co. 2.50% due 2/7/2019[7]	25,000	24,933
Tennessee Valley Authority 2.31% due 1/15/2019	38,000	37,966
Wal-Mart Stores, Inc. 2.42% due 1/15/2019[7]	40,000	39,959
Total short-term securities (cost: $318,855,000)		318,827
Total investment securities 108.41% (cost: $3,124,841,000)		3,110,704
Other assets less liabilities (8.41)%		(241,401)
Net assets 100.00%		$2,869,303
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[8] (000)	Value at 12/31/2018[9] (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
90 Day Euro Dollar Futures	Long	623	December 2019	$155,750	$151,623	$941
90 Day Euro Dollar Futures	Long	316	December 2021	79,000	77,029	431
2 Year U.S. Treasury Note Futures	Long	3,850	April 2019	770,000	817,403	4,332
5 Year U.S. Treasury Note Futures	Long	11,518	April 2019	1,151,800	1,320,970	20,231
10 Year U.S. Treasury Note Futures	Long	2,675	March 2019	267,500	326,392	4,968
10 Year Ultra U.S. Treasury Note Futures	Short	1,050	March 2019	(105,000)	(136,582)	(3,030)
20 Year U.S. Treasury Bond Futures	Long	108	March 2019	10,800	15,768	118
30 Year Ultra U.S. Treasury Bond Futures	Short	172	March 2019	(17,200)	(27,633)	(541)
						$27,450
Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
2.40625%	U.S. EFFR	3/20/2019	$3,420,000	$9	$—	$9
2.426%	U.S. EFFR	5/1/2019	1,625,200	24	—	24
2.414%	U.S. EFFR	5/1/2019	2,374,800	1	—	1
2.782%	U.S. EFFR	9/18/2019	884,184	438	—	438
U.S. EFFR	2.405%	1/29/2020	1,463,000	(67)	—	(67)
U.S. EFFR	2.403%	1/29/2020	2,027,000	(88)	—	(88)
1.997%	U.S. EFFR	2/13/2020	60,900	(257)	—	(257)
1.989%	U.S. EFFR	2/13/2020	61,000	(263)	—	(263)
3-month USD-LIBOR	2.761%	4/27/2020	100,000	(63)	—	(63)
3-month USD-LIBOR	2.8025%	8/15/2020	101,840	(194)	—	(194)
2.5045%	U.S. EFFR	8/29/2020	133,910	344	—	344
2.5215%	U.S. EFFR	8/29/2020	98,090	279	—	279
3-month USD-LIBOR	2.806%	8/29/2020	34,300	(68)	—	(68)
2.48%	U.S. EFFR	12/20/2020	82,528	200	—	200
2.4825%	U.S. EFFR	12/26/2020	665,000	1,684	—	1,684
3-month USD-LIBOR	1.217%	9/22/2021	60,000	2,195	—	2,195
3-month USD-LIBOR	1.225%	9/22/2021	60,000	2,182	—	2,182
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 169 of 179

Swap contracts  (continued)

Interest rate swaps  (continued)
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
3-month USD-LIBOR	1.2255%	9/23/2021	$5,000	$182	$—	$182
3-month USD-LIBOR	1.9665%	2/2/2022	50,000	921	—	921
3-month USD-LIBOR	2.2175%	3/17/2022	52,000	592	—	592
3-month USD-LIBOR	1.8675%	4/19/2022	70,000	1,577	—	1,577
3-month USD-LIBOR	1.75918%	4/29/2022	58,000	1,514	—	1,514
2.5775%	U.S. EFFR	7/16/2022	181,639	671	—	671
3-month USD-LIBOR	1.948%	7/28/2022	20,000	427	—	427
2.80%	3-month USD-LIBOR	9/2/2022	280,000	1,670	—	1,670
2.75%	3-month USD-LIBOR	9/2/2022	280,000	1,408	—	1,408
2.009%	3-month USD-LIBOR	10/4/2022	50,000	(1,017)	—	(1,017)
2.08934%	3-month USD-LIBOR	11/17/2022	40,700	(723)	—	(723)
2.2025%	3-month USD-LIBOR	12/4/2022	20,000	(276)	—	(276)
3-month USD-LIBOR	2.2455%	12/21/2022	25,000	310	—	310
2.27403%	3-month USD-LIBOR	12/29/2022	60,000	(683)	—	(683)
3-month USD-LIBOR	2.6778%	2/12/2023	51,000	(213)	—	(213)
2.7435%	3-month USD-LIBOR	2/16/2023	41,000	278	—	278
3-month USD-LIBOR	2.8655%	4/23/2023	55,000	(668)	—	(668)
2.5815%	U.S. EFFR	5/25/2023	80,000	1,099	—	1,099
2.9075%	3-month USD-LIBOR	9/7/2023	50,000	734	—	734
3-month USD-LIBOR	3.09009%	10/31/2023	46,320	(1,095)	—	(1,095)
3-month USD-LIBOR	3.0965%	10/31/2023	46,055	(1,102)	—	(1,102)
U.S. EFFR	2.4435%	12/20/2023	7,589	(58)	—	(58)
U.S. EFFR	2.45375%	12/20/2023	67,985	(555)	—	(555)
U.S. EFFR	2.4325%	12/21/2023	24,000	(172)	—	(172)
3-month USD-LIBOR	2.0815%	2/10/2024	28,700	683	—	683
3-month USD-LIBOR	2.0955%	2/10/2024	14,300	331	—	331
3-month USD-LIBOR	2.3875%	3/17/2024	160,700	1,520	—	1,520
3-month USD-LIBOR	2.12813%	10/3/2024	65,000	1,617	—	1,617
3-month USD-LIBOR	2.4595%	1/12/2025	26,400	203	—	203
3-month USD-LIBOR	2.588%	1/26/2025	15,600	7	—	7
2.8775%	3-month USD-LIBOR	3/23/2025	29,800	473	—	473
3-month USD-LIBOR	2.24%	12/5/2026	55,100	1,625	—	1,625
3-month USD-LIBOR	2.27%	12/5/2026	44,900	1,227	—	1,227
2.579%	3-month USD-LIBOR	3/14/2027	53,000	(306)	—	(306)
2.333%	3-month USD-LIBOR	3/29/2027	42,000	(1,020)	—	(1,020)
2.91%	3-month USD-LIBOR	2/1/2028	16,000	84	—	84
2.908%	3-month USD-LIBOR	2/1/2028	16,000	83	—	83
2.925%	3-month USD-LIBOR	2/1/2028	12,800	75	—	75
2.92%	3-month USD-LIBOR	2/2/2028	12,200	69	—	69
U.S. EFFR	2.5065%	3/22/2028	8,700	(92)	—	(92)
U.S. EFFR	2.535%	3/23/2028	6,700	(87)	—	(87)
U.S. EFFR	2.471%	3/27/2028	8,100	(62)	—	(62)
U.S. EFFR	2.4575%	3/29/2028	9,638	(62)	—	(62)
U.S. EFFR	2.424%	3/30/2028	8,160	(30)	—	(30)
U.S. EFFR	2.412%	4/5/2028	3,702	(10)	—	(10)
3-month USD-LIBOR	2.97125%	9/2/2030	62,000	(1,081)	—	(1,081)
3-month USD-LIBOR	3.005%	9/2/2030	62,000	(1,259)	—	(1,259)
3-month USD-LIBOR	2.9625%	2/1/2038	9,800	30	—	30
3-month USD-LIBOR	2.963%	2/1/2038	9,800	30	—	30
3-month USD-LIBOR	2.986%	2/1/2038	7,800	11	—	11
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 170 of 179

Swap contracts  (continued)

Interest rate swaps  (continued)
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
3-month USD-LIBOR	2.967%	2/2/2038	$7,600	$21	$—	$21
3-month USD-LIBOR	3.34%	6/27/2044	10,000	(937)	—	(937)
3-month USD-LIBOR	3.206%	7/31/2044	16,000	(1,108)	—	(1,108)
3-month USD-LIBOR	3.238%	8/8/2044	16,000	(1,201)	—	(1,201)
3-month USD-LIBOR	2.7045%	1/2/2045	12,000	310	—	310
3-month USD-LIBOR	2.5055%	1/9/2045	11,000	700	—	700
3-month USD-LIBOR	2.4945%	1/9/2045	2,000	131	—	131
3-month USD-LIBOR	2.52822%	11/23/2045	4,390	266	—	266
U.S. EFFR	2.166%	10/23/2047	10,000	714	—	714
U.S. EFFR	2.145%	11/9/2047	15,400	1,169	—	1,169
U.S. EFFR	2.153%	11/10/2047	15,300	1,137	—	1,137
U.S. EFFR	2.155%	11/10/2047	8,640	638	—	638
U.S. EFFR	2.17%	11/13/2047	15,660	1,109	—	1,109
U.S. EFFR	2.5635%	2/12/2048	33,204	(358)	—	(358)
U.S. EFFR	2.4615%	3/15/2048	2,000	20	—	20
U.S. EFFR	2.485%	3/15/2048	2,000	11	—	11
U.S. EFFR	2.425%	3/16/2048	4,100	73	—	73
U.S. EFFR	2.505%	3/22/2048	4,300	5	—	5
U.S. EFFR	2.51375%	3/22/2048	4,700	(3)	—	(3)
U.S. EFFR	2.625%	5/25/2048	18,000	(435)	—	(435)
U.S. EFFR	2.445%	6/4/2048	6,700	90	—	90
U.S. EFFR	2.52%	8/24/2048	4,500	(9)	—	(9)
3.236%	3-month USD-LIBOR	10/31/2048	10,650	896	—	896
3.22859%	3-month USD-LIBOR	10/31/2048	10,645	879	—	879
					$—	$19,354
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $36,486,000, which represented 1.27% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Amount less than one thousand.
[6]	Coupon rate may change periodically.
[7]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $151,166,000, which represented 5.27% of the net assets of the fund.
[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.
Key to abbreviations and symbol
CMT = Constant Maturity Treasury
EFFR = Effective Federal Funds Rate
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 171 of 179

Managed Risk Growth Fund
Investment portfolio
December 31, 2018
Growth funds 80.77%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	3,963,500	$277,286
Total growth funds (cost: $279,168,000)		277,286
Fixed income funds 15.59%
American Funds Insurance Series – Bond Fund, Class 1	5,110,855	53,511
Total fixed income funds (cost: $55,321,000)		53,511
Short-term securities 1.50%
Government Cash Management Fund	5,144,216	5,144
Total short-term securities (cost: $5,144,000)		5,144
Total investment securities 97.86% (cost: $339,633,000)		335,941
Other assets less liabilities 2.14%		7,332
Net assets 100.00%		$343,273
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 12/31/2018[2] (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
5 Year U.S. Treasury Note Futures	Long	1,474	March 2019	$147,400	$169,049	$1,914
FTSE 100 Index Contracts	Short	33	March 2019	£—[3]	(2,801)	18
Euro Stoxx 50 Index Contracts	Short	131	March 2019	€(1)	(4,464)	86
Nikkei 225 Index Contracts	Short	1	March 2019	¥(1)	(182)	10
S&P Mid 400 E-mini Index Contracts	Short	7	March 2019	$(1)	(1,164)	49
Mini MSCI Emerging Market Index Contracts	Short	123	March 2019	(6)	(5,946)	37
Russell 2000 Mini Index Contracts	Short	229	March 2019	(12)	(15,446)	629
S&P 500 E-mini Index Contracts	Short	895	March 2019	(45)	(112,108)	3,193
British Pound Currency Contracts	Short	36	March 2019	(2,250)	(2,878)	(18)
Euro Currency Contracts	Short	33	March 2019	(4,125)	(4,753)	(20)
Japanese Yen Currency Contracts	Short	2	March 2019	(25,000)	(229)	(7)
						$5,891
[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.
[3]	Amount less than one thousand.
American Funds Insurance Series — Managed Risk Growth Fund — Page 172 of 179

Key to symbols
£ = British pounds
€ = Euros
¥ = Japanese yen
American Funds Insurance Series — Managed Risk Growth Fund — Page 173 of 179

Managed Risk International Fund
Investment portfolio
December 31, 2018
Growth funds 79.58%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	6,802,836	$120,138
Total growth funds (cost: $126,861,000)		120,138
Fixed income funds 15.00%
American Funds Insurance Series – Bond Fund, Class 1	2,162,908	22,646
Total fixed income funds (cost: $23,477,000)		22,646
Short-term securities 3.43%
Government Cash Management Fund	5,178,097	5,178
Total short-term securities (cost: $5,178,000)		5,178
Total investment securities 98.01% (cost: $155,516,000)		147,962
Other assets less liabilities 1.99%		2,997
Net assets 100.00%		$150,959
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 12/31/2018[2] (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
5 Year U.S. Treasury Note Futures	Long	472	March 2019	$47,200	$54,133	$615
S&P 500 E-mini Index Contracts	Short	3	March 2019	—[3]	(376)	23
FTSE 100 Index Contracts	Short	55	March 2019	£(1)	(4,668)	65
Russell 2000 Mini Index Contracts	Short	13	March 2019	$(1)	(877)	44
Euro Stoxx 50 Index Contracts	Short	353	March 2019	€(4)	(12,028)	268
Mini MSCI Emerging Market Index Contracts	Short	323	March 2019	$(16)	(15,614)	186
Nikkei 225 Index Contracts	Short	37	March 2019	¥(37)	(6,751)	296
British Pound Currency Contracts	Short	60	March 2019	$(3,750)	(4,796)	(35)
Euro Currency Contracts	Short	88	March 2019	(11,000)	(12,675)	(61)
Japanese Yen Currency Contracts	Short	61	March 2019	(762,500)	(6,993)	(182)
						$1,219
[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.
[3]	Amount less than one thousand.
Key to symbols
£ = British pounds	€ = Euros	¥ = Japanese yen
American Funds Insurance Series — Managed Risk International Fund — Page 174 of 179

Managed Risk Blue Chip
Income and Growth Fund
Investment portfolio
December 31, 2018
Growth-and-income funds 80.54%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	21,901,978	$271,146
Total growth-and-income funds (cost: $294,629,000)		271,146
Fixed income funds 15.90%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,484,388	53,544
Total fixed income funds (cost: $54,558,000)		53,544
Short-term securities 1.37%
Government Cash Management Fund	4,613,010	4,613
Total short-term securities (cost: $4,613,000)		4,613
Total investment securities 97.81% (cost: $353,800,000)		329,303
Other assets less liabilities 2.19%		7,366
Net assets 100.00%		$336,669
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 12/31/2018[2] (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
5 Year U.S. Treasury Note Futures	Long	1,512	March 2019	$151,200	$173,408	$1,865
FTSE 100 Index Contracts	Short	24	March 2019	£—[3]	(2,037)	10
S&P Mid 400 E-mini Index Contracts	Short	4	March 2019	$—[3]	(665)	18
Euro Stoxx 50 Index Contracts	Short	117	March 2019	€(1)	(3,987)	74
Mini MSCI Emerging Market Index Contracts	Short	42	March 2019	$(2)	(2,030)	13
Russell 2000 Mini Index Contracts	Short	34	March 2019	(2)	(2,293)	81
S&P 500 E-mini Index Contracts	Short	1,088	March 2019	(54)	(136,283)	3,750
British Pound Currency Contracts	Short	27	March 2019	(1,688)	(2,158)	(13)
Euro Currency Contracts	Short	29	March 2019	(3,625)	(4,177)	(17)
						$5,781
[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.
[3]	Amount less than one thousand.
Key to symbols
£ = British pounds	€ = Euros	¥ = Japanese yen
American Funds Insurance Series — Managed Risk Blue Chip Income and Growth Fund — Page 175 of 179

Managed Risk Growth-Income Fund
Investment portfolio
December 31, 2018
Growth-and-income funds 79.46%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	33,123,343	$1,503,469
Total growth-and-income funds (cost: $1,522,773,000)		1,503,469
Fixed income funds 14.91%
American Funds Insurance Series – Bond Fund, Class 1	26,945,898	282,124
Total fixed income funds (cost: $281,542,000)		282,124
Short-term securities 3.54%
Government Cash Management Fund	66,924,852	66,925
Total short-term securities (cost: $66,925,000)		66,925
Options purchased 0.46%
Options purchased*		8,674
Total options purchased (cost: $7,663,000)		8,674
Total investment securities 98.37% (cost: $1,878,903,000)		1,861,192
Other assets less liabilities 1.63%		30,910
Net assets 100.00%		$1,892,102
*Options purchased

Put
Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2018 (000)
S&P 500 Index	4,360	$1,092,987	$1,850.00	6/21/2019	$6,178
S&P 500 Index	811	203,306	2,000.00	6/21/2019	2,064
S&P 500 Index	138	34,595	2,050.00	6/21/2019	432
					$8,674
American Funds Insurance Series — Managed Risk Growth-Income Fund — Page 176 of 179

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 12/31/2018[2] (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
5 Year U.S. Treasury Note Futures	Long	7,323	March 2019	$732,300	$839,857	$6,919
FTSE 100 Index Contracts	Short	272	March 2019	£(3)	(23,086)	(39)
S&P Mid 400 E-mini Index Contracts	Short	50	March 2019	$(5)	(8,311)	127
Euro Stoxx 50 Index Contracts	Short	1,107	March 2019	€(11)	(37,721)	466
Russell 2000 Mini Index Contracts	Short	430	March 2019	$(21)	(29,003)	435
Mini MSCI Emerging Market Index Contracts	Short	532	March 2019	(27)	(25,717)	(62)
Nikkei 225 Index Contracts	Short	27	March 2019	¥(27)	(4,927)	180
S&P 500 E-mini Index Contracts	Short	3,478	March 2019	$(174)	(435,654)	2,778
British Pound Currency Contracts	Short	298	March 2019	(18,625)	(23,821)	(167)
Euro Currency Contracts	Short	268	March 2019	(33,500)	(38,600)	(222)
Japanese Yen Currency Contracts	Short	45	March 2019	(562,500)	(5,159)	(108)
						$10,307
[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.
Key to symbols
£ = British pounds
€ = Euros
¥ = Japanese yen
American Funds Insurance Series — Managed Risk Growth-Income Fund — Page 177 of 179

Managed Risk Asset Allocation Fund
Investment portfolio
December 31, 2018
Asset allocation funds 96.69%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	115,468,223	$2,458,318
Total asset allocation funds (cost: $2,512,141,000)		2,458,318
Short-term securities 1.91%
Government Cash Management Fund	48,607,102	48,607
Total short-term securities (cost: $48,607,000)		48,607
Total investment securities 98.60% (cost: $2,560,748,000)		2,506,925
Other assets less liabilities 1.40%		35,572
Net assets 100.00%		$2,542,497
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 12/31/2018[2] (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
5 Year U.S. Treasury Note Futures	Long	7,806	March 2019	$780,600	$895,251	$8,348
FTSE 100 Index Contracts	Short	120	March 2019	£(1)	(10,185)	46
S&P Mid 400 E-mini Index Contracts	Short	33	March 2019	$(3)	(5,485)	146
Euro Stoxx 50 Index Contracts	Short	671	March 2019	€(7)	(22,864)	375
Nikkei 225 Index Contracts	Short	7	March 2019	¥(7)	(1,277)	49
Russell 2000 Mini Index Contracts	Short	895	March 2019	$(45)	(60,368)	1,608
Mini MSCI Emerging Market Index Contracts	Short	1,027	March 2019	(51)	(49,645)	184
S&P 500 E-mini Index Contracts	Short	4,514	March 2019	(226)	(565,424)	14,749
British Pound Currency Contracts	Short	131	March 2019	(8,188)	(10,472)	(63)
Euro Currency Contracts	Short	165	March 2019	(20,625)	(23,765)	(88)
Japanese Yen Currency Contracts	Short	12	March 2019	(150,000)	(1,376)	(31)
						$25,323
[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.
Key to symbols
£ = British pounds	€ = Euros	¥ = Japanese yen
American Funds Insurance Series — Managed Risk Asset Allocation Fund — Page 178 of 179

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectus and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.
©2019 Capital Group. All rights reserved.
INGEFPX-998-0219O-S66095	American Funds Insurance Series — Managed Risk Asset Allocation Fund — Page 179 of 179

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary investment portfolios, of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund (seventeen of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the "Funds") as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the investment portfolios (included in Item 6 of this Form N-CSR) as of December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

February 12, 2019

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the American Funds Insurance Series investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the American Funds Insurance Series internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INSURANCE SERIES

By /s/ Maria Manotok
Maria Manotok, Executive Vice President and Principal Executive Officer

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Maria Manotok
Maria Manotok, Executive Vice President and Principal Executive Officer

Date: February 28, 2019

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: February 28, 2019